UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23304

Invesco Exchange-Traded Self-Indexed Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

August 31, 2019

DEF	Invesco Defensive Equity ETF

ISDX	Invesco RAFITM Strategic Developed ex-US ETF

ISDS	Invesco RAFITM Strategic Developed ex-US Small Company ETF

ISEM	Invesco RAFITM Strategic Emerging Markets ETF

IUS	Invesco RAFITM Strategic US ETF

IUSS	Invesco RAFITM Strategic US Small Company ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for US equities. After a relatively quiet summer, market volatility noticeably rose in October 2018, as US equity markets suffered a sharp sell-off through calendar year-end 2018, amid ongoing trade concerns between the US and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and US Treasuries.

Given signs of a strong economy, the US Federal Reserve (the Fed) raised interest rates two times during the fiscal year: in September and December 20182. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Following a sharp selloff during the fourth quarter of 2018, equity markets rebounded in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains during the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold-off in May, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy. During the July meeting, the Fed lowered rates by 25 basis points. This was the first time the Fed lowered rates in more than a decade.2

Market volatility increased in August, as the US Treasury yield curve inverted several times, causing jitters for investors who were concerned that a US recession would be imminent. As a result, much of August saw a “risk off” sentiment, with investors crowding into “safe haven” asset classes, such as US Treasuries and gold. However, a more dovish tone from the Fed provided some support to risk assets. With rising volatility in the markets, the S&P 500 Index posted a modest positive return for the fiscal year.

[1]	Source: Bloomberg
[2]	Source: US Federal Reserve

Global Market Overview

The fiscal year began with market volatility as currency issues, rising interest rates in the US and trade concerns weighed on global stocks, with developed markets generally faring better than emerging markets. Emerging markets struggled, particularly China due to ongoing trade and tariff disputes with the US. Within the US, a stronger US dollar and higher interest rates also dampened returns and contributed to currency depreciation in a number of markets, including Turkey, Argentina and Brazil. Global equity markets, particularly the US, declined sharply in the fourth quarter of 2018 amid rising interest rates, a flattening US Treasury yield curve signaling a possible recession and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing trade tensions between the US and China, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second quarter, hampered by ongoing US-China trade issues, potential for new tariffs and slowing global growth. Global equity markets, particularly China, declined sharply in May, ending a four-month rally. Trade and tariff issues, which were not limited to the US and China, clouded the outlook for many global economies. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies. Following better performance in June, most global equity markets managed modest positive returns for the second quarter, with developed markets generally outperforming emerging markets. China was an exception, declining during the second quarter.

The fiscal year ended much the same as it began with market volatility. Global equity markets were impacted by the escalating trade war between the US and China, mounting concerns about the outlook for global economic growth and the brief inversion of the US and UK yield curves, which was perceived by some investors as an indicator of a recession. Global equity indexes, in general, ended the year in negative territory, with developed markets outperforming emerging markets.

3

DEF	Management’s Discussion of Fund Performance
Invesco Defensive Equity ETF (DEF)

As an index fund, the Invesco Defensive Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Defensive Equity Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is comprised of a subset of approximately 100 equal-weighted securities from the S&P 500 Index. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. Invesco Indexing selects securities for inclusion in the Index based on its proprietary rules-based methodology and a security’s risk characteristics. The starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock’s beta (a measure of a given security’s volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security’s volatility during adverse market conditions). The rules-based methodology calculates the probability of a company delivering the required revenue growth to support its current stock price. The 100 securities with a higher probability of delivering the required revenue growth to support their current stock prices while minimizing any differences in industry exposure relative to the S&P 500 Index are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 9.20%. On a net asset value (“NAV”) basis, the Fund returned 9.27%. During the same time period, the Index returned 9.86%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and health care sectors and most underweight in the communication services and information technology sectors during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the health care and materials sectors.

For the fiscal year ended August 31, 2019, the health care sector contributed most significantly to the Fund’s return, followed by the consumer staples and utilities sectors, respectively. The energy sector was the only detracting sector from the Fund’s returns.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Ball Corp., a materials company (portfolio average weight of 1.09%), and Total System Services, Inc., an information technology company (portfolio average weight of 0.78%). Positions that detracted most significantly from the Fund’s return included DXC Technology Co., an information technology company (no longer held at fiscal year-end), and Textron, Inc., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	19.49
Health Care	16.60
Information Technology	15.91
Industrials	14.70
Consumer Discretionary	7.20
Consumer Staples	6.26
Utilities	5.06
Real Estate	4.88
Materials	4.21
Sector Types Each Less Than 3%	5.64
Other Assets Less Liabilities	0.05

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2019
Security
Ball Corp.	1.19
Fiserv, Inc.	1.17
Amgen, Inc.	1.17
ResMed, Inc.	1.15
S&P Global, Inc.	1.14
Hershey Co. (The)	1.13
Home Depot, Inc. (The)	1.13
Zoetis, Inc.	1.12
Baxter International, Inc.	1.11
Fidelity National Information Services, Inc.	1.11
Total	11.42

4

Invesco Defensive Equity ETF (DEF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Invesco Defensive Equity Index	9.86%	13.53%	46.34%	9.47%	57.18%	13.72%	261.62%	9.00%	198.90%
S&P 500® Index	2.92	12.70	43.15	10.11	61.89	13.45	253.08	8.08	168.34
Fund
NAV Return	9.27	12.83	43.64	8.83	52.69	13.03	240.37	8.29	175.28
Market Price Return	9.20	12.93	44.01	8.83	52.68	13.04	240.80	8.29	175.32

Guggenheim Defensive Equity ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through April 6, 2020. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-

The Blended-Invesco Defensive Equity Index performance is comprised of the performance of the Sabrient Defensive Equity Index, the Fund’s previous underlying index, prior to the conversion date, October 24, 2016, followed by the performance of the Index, starting from the conversion date through August 31, 2019.

5

ISDX	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)

Effective after the close of markets on March 15, 2019, Invesco Strategic Developed ex-US ETF changed its name to Invesco RAFITM Strategic Developed ex-US ETF (the “Fund”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Developed ex-US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large-business-sized companies located in countries designated as developed market countries (excluding the U.S.). Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as developed market countries (excluding the U.S.). Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked below 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 12, 2018) through August 31, 2019, on a market price basis, the Fund returned (2.22)%. On a net asset value (“NAV”) basis, the Fund returned (2.10)%. During the same time period, the Index returned (2.19)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned (1.30)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and materials sectors and most underweight in the financials and health care sectors during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the energy sector and security selection in the consumer discretionary sector.

For the fiscal period ended August 31, 2019, the consumer staples sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Nestle S.A., a consumer staples company (portfolio average weight of 1.52%), and Novartis AG, a health care company (portfolio average weight of 1.27%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2019, included Suncor Energy, Inc., an energy company (portfolio average weight of 0.93%), and TOTAL S.A., an energy company (portfolio average weight of 1.38%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Industrials	15.45
Consumer Discretionary	12.83
Materials	12.64
Energy	11.39
Consumer Staples	11.26
Health Care	7.79
Information Technology	7.66
Communication Services	7.29
Financials	6.76
Utilities	5.83
Real Estate	0.73
Money Market Funds Plus Other Assets Less Liabilities	0.37

6

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Samsung Electronics Co., Ltd.	2.06
BP PLC	1.51
Nestle S.A.	1.43
Royal Dutch Shell PLC, Class A	1.39
TOTAL S.A.	1.26
Chubb Ltd.	1.23
Vodafone Group PLC	1.19
Novartis AG	1.16
Volkswagen AG, Preference Shares	1.15
Enbridge, Inc.	1.09
Total	13.47

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Index	Fund Inception Cumulative
Invesco Strategic Developed ex-US Index (Net)	(2.19)%
MSCI EAFE® Index (Net)	(1.30)
Fund
NAV Return	(2.10)
Market Price Return	(2.22)

7

Invesco RAFITM Strategic Developed ex-US ETF (ISDX) (continued)

Fund Inception: September 12, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

ISDS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)

Effective after the close of markets on March 15, 2019, Invesco Strategic Developed ex-US Small Company ETF changed its name to Invesco RAFITM Strategic Developed ex-US Small Company ETF (the “Fund”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Developed ex-US Small Company Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, small-business-sized companies located in countries designated as developed market countries (excluding the U.S.). Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as developed market countries (excluding the U.S.). Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked below 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 12, 2018) through August 31, 2019, on a market price basis, the Fund returned (10.62)%. On a net asset value (“NAV”) basis, the Fund returned (10.27)%. During the same time period, the Index returned (10.32)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which were offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Small Cap Index (the “Benchmark Index”) returned (7.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,340 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization equities markets in developed countries around the world, excluding the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and consumer discretionary sectors and most underweight in the real estate and financials sectors during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the real estate sector as well as being overweight in and security selection in the industrials sector.

For the fiscal period ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and real estate sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Shopify, Inc., Class A, an information technology company (no longer held at fiscal period-end), and Transat A.T., Inc., an industrials company (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2019, included NuVista Energy Ltd., an energy company (portfolio average weight of 0.07%), and Pendragon PLC, a consumer discretionary company (portfolio average weight of 0.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Industrials	26.17
Consumer Discretionary	19.96
Materials	13.16
Information Technology	10.98
Consumer Staples	8.51
Health Care	6.04
Communication Services	5.35
Energy	4.06
Sector Types Each Less Than 3%	5.46
Money Market Funds Plus Other Assets Less Liabilities	0.31

9

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
InterXion Holding N.V.	0.27
Torex Gold Resources, Inc.	0.27
TIS, Inc.	0.26
Pretium Resources, Inc.	0.25
Holmen AB, Class B	0.25
COMSYS Holdings Corp.	0.24
Meridian Energy Ltd.	0.23
SSR Mining, Inc.	0.23
Vifor Pharma AG	0.23
Transat AT, Inc.	0.22
Total	2.45

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Index	Fund Inception Cumulative
Invesco Strategic Developed ex-US Small Company Index (Net)	(10.32)%
MSCI EAFE® Small Cap Index (Net)	(7.08)
Fund
NAV Return	(10.27)
Market Price Return	(10.62)

10

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS) (continued)

Fund Inception: September 12, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

ISEM	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)

Effective after the close of markets on March 15, 2019, Invesco Strategic Emerging Markets ETF changed its name to Invesco RAFITM Strategic Emerging Markets ETF (the “Fund”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic Emerging Markets Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on securities in the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large-business-sized companies located in countries designated as emerging market countries. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of foreign equity securities with at least one year of trading history, issued by companies located in countries designated as emerging market countries. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked below 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 12, 2018) through August 31, 2019, on a market price basis, the Fund returned (2.19)%. On a net asset value (“NAV”) basis, the Fund returned (1.95)%. During the same time period, the Index returned (1.16)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the MSCI Emerging Markets Index (the “Benchmark Index”) returned 0.43%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy and industrials sectors and most underweight in the financials and communication services sectors during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the energy sector as well as being underweight in and security selection in the consumer discretionary sector.

For the fiscal period ended August 31, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and consumer staples sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Gazprom PJSC Sponsored ADR, an energy company (no longer held at fiscal period-end), and Banco Bradesco S.A., Preference Shares, a financials company (portfolio average weight of 2.70%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2019, included PetroChina Co., Ltd., Class H, an energy company (portfolio average weight of 7.12%), and China Petroleum & Chemical Corp., Class H, an energy company (portfolio average weight of 5.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Energy	24.80
Financials	13.27
Consumer Discretionary	12.52
Information Technology	11.88
Materials	9.04
Industrials	8.10
Communication Services	7.46
Consumer Staples	4.71
Utilities	4.06
Sector Types Each Less Than 3%	3.86
Money Market Funds Plus Other Assets Less Liabilities	0.30

12

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
PetroChina Co., Ltd., Class H	6.74
Alibaba Group Holding Ltd., ADR	5.90
China Petroleum & Chemical Corp., Class H	5.01
Ping An Insurance (Group) Co. of China Ltd., Class H	3.39
Taiwan Semiconductor Manufacturing Co., Ltd.	2.46
Gazprom PJSC	2.36
Petroleo Brasileiro S.A., Preference Shares	2.33
JD.Com, Inc., ADR	2.01
Banco Bradesco S.A., Preference Shares	2.01
China Shenhua Energy Co. Ltd., Class H	1.87
Total	34.08

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Index	Fund Inception Cumulative
Invesco Strategic Emerging Markets Index (Net)	(1.16)%
MSCI Emerging Markets Index (Net)	0.43
Fund
NAV Return	(1.95)
Market Price Return	(2.19)

13

Invesco RAFITM Strategic Emerging Markets ETF (ISEM) (continued)

Fund Inception: September 12, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

14

IUS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic US ETF (IUS)

Effective after the close of markets on March 15, 2019, Invesco Strategic US ETF changed its name to Invesco RAFITM Strategic US ETF (the “Fund”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, large-business-sized companies designated as U.S. companies. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked below 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 12, 2018) through August 31, 2019, on a market price basis, the Fund returned 0.97%. On a net asset value (“NAV”) basis, the Fund returned 0.92%. During the same time period, the Index returned 1.05%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 2.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples and health care sectors and most underweight in the financials and real estate sectors during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the energy sector as well as being underweight in the real estate sector.

For the fiscal period ended August 31, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and communication services sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Microsoft Corp., an information technology company (portfolio average weight of 2.44%), and Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2019, included PG&E Corp., a utilities company (portfolio average weight of 0.11%), and Exxon Mobil Corp., an energy company (portfolio average weight of 2.15%)

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Information Technology	21.01
Health Care	14.94
Consumer Discretionary	12.18
Industrials	11.02
Communication Services	10.76
Consumer Staples	9.24
Energy	8.03
Financials	5.84
Materials	3.24
Sector Types Each Less Than 3%	3.49
Money Market Funds Plus Other Assets Less Liabilities	0.25

15

Invesco RAFITM Strategic US ETF (IUS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Apple, Inc.	5.02
Berkshire Hathaway, Inc., Class B	2.53
AT&T, Inc.	2.30
Microsoft Corp.	2.19
Exxon Mobil Corp.	2.08
Alphabet, Inc., Class A	1.91
Chevron Corp.	1.40
Intel Corp.	1.35
Verizon Communications, Inc.	1.31
Walmart, Inc.	1.29
Total	21.38

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Index	Fund Inception Cumulative
Invesco Strategic US Index	1.05%
Russell 1000® Index	2.91
Fund
NAV Return	0.92
Market Price Return	0.97

16

Invesco RAFITM Strategic US ETF (IUS) (continued)

Fund Inception: September 12, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

IUSS	Management’s Discussion of Fund Performance
Invesco RAFITM Strategic US Small Company ETF (IUSS)

Effective after the close of markets on March 15, 2019, Invesco Strategic US Small Company ETF changed its name to Invesco RAFITM Strategic US Small Company ETF (the “Fund”). As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Strategic US Small Company Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (“Invesco Indexing” or the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of equity securities issued by higher quality, small-business-sized companies designated as U.S. companies. Invesco Indexing is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Index Provider selects components for inclusion in the Index from an investment universe of domestic equity securities with at least one year of trading history. Each eligible equity security is assigned a business-size score (“Business-Size Score”) based on the equally-weighted average of the following four factors of company size over the prior five years (or, if shorter, the life of the security): sales, operating cash flow, total return of capital (dividends and share repurchases) and book value. For real estate securities (real estate investment trusts (“REITs”) and common stocks of companies in the real estate sector), operating cash flow is replaced by funds from operations and book value is replaced by total assets. Each eligible security is then assigned a quality score (“Quality Score”) based on the equally-weighted average of the following two quality factors of its company’s business: efficiency (calculated as the ratio of sales-to assets in the prior year) and growth (calculated as the percentage change in the ratio of sales-to-assets over the prior five years (or, if shorter, the life of the security)). Each eligible security is ranked in descending order by its Business-Size Score. Those securities ranked below 90% by Business-Size Score are eligible for inclusion in the Index and, of those, the 80% with the highest Quality Scores are included in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (September 12, 2018) through August 31, 2019, on a market price basis, the Fund returned (9.31)%. On a net asset value (“NAV”) basis, the Fund returned (9.34)%. During the same time period, the Index returned (9.22)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned (11.64)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials and consumer discretionary sectors and most underweight in the financials and health care sectors during the fiscal period ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the health care and financials sectors.

For the fiscal period ended August 31, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Avon Products, Inc., a consumer staples company (no longer held at fiscal period-end), and Sinclair Broadcast Group, Inc., Class A, a communication services company (portfolio average weight of 0.27%). Positions that detracted most significantly from the Fund’s return for the fiscal period ended August 31, 2019, included Endo International PLC, a health care company (portfolio average weight of 0.33%), and Ascena Retail Group, Inc., a consumer discretionary company (portfolio average weight of 0.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Industrials	22.53
Information Technology	16.85
Consumer Discretionary	15.74
Health Care	9.25
Financials	6.69
Materials	6.50
Real Estate	6.09
Communication Services	4.84
Consumer Staples	4.14
Energy	3.67
Utilities	3.61
Money Market Funds Plus Other Assets Less Liabilities	0.09

18

Invesco RAFITM Strategic US Small Company ETF (IUSS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Cypress Semiconductor Corp.	0.35
MasTec, Inc.	0.30
RH	0.30
Amkor Technology, Inc.	0.30
Hexcel Corp.	0.28
Sonic Automotive, Inc., Class A	0.28
SEI Investments Co.	0.27
Skechers U.S.A., Inc., Class A	0.27
Aaron’s, Inc.	0.27
TransUnion	0.27
Total	2.89

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Index	Fund Inception Cumulative
Invesco Strategic US Small Company Index	(9.22)%
Russell 2000® Index	(11.64)
Fund
NAV Return	(9.34)
Market Price Return	(9.31)

19

Invesco RAFITM Strategic US Small Company ETF (IUSS) (continued)

Fund Inception: September 12, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

20

Invesco Defensive Equity ETF (DEF)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-2.91%
Omnicom Group, Inc.	30,036	$ 2,284,538
Verizon Communications, Inc.	41,788	2,430,390
Walt Disney Co. (The)	17,661	2,424,149
		7,139,077
Consumer Discretionary-7.20%
Garmin Ltd.	29,837	2,433,804
Hasbro, Inc.	22,550	2,491,098
Home Depot, Inc. (The)	12,122	2,762,725
Marriott International, Inc., Class A	18,062	2,276,896
McDonald’s Corp.	11,764	2,564,199
TJX Cos., Inc. (The)	45,982	2,527,631
Yum! Brands, Inc.	22,130	2,584,341
		17,640,694
Consumer Staples-6.26%
Church & Dwight Co., Inc.	31,354	2,501,422
Hershey Co. (The)	17,437	2,763,416
McCormick & Co., Inc.	15,323	2,495,657
Mondelez International, Inc., Class A	44,128	2,436,748
Procter & Gamble Co. (The)	21,948	2,638,808
Walmart, Inc.	22,026	2,516,691
		15,352,742
Energy-2.73%
Exxon Mobil Corp.	32,379	2,217,314
Kinder Morgan, Inc.	117,613	2,384,016
Williams Cos., Inc. (The)	88,094	2,079,018
		6,680,348
Financials-19.49%
American Express Co.	19,644	2,364,548
Aon PLC	12,668	2,468,360
Bank of America Corp.	85,759	2,359,230
BB&T Corp.	48,544	2,313,122
BlackRock, Inc.	5,406	2,284,359
Capital One Financial Corp.	26,472	2,293,005
CME Group, Inc.	12,122	2,633,989
Everest Re Group, Ltd.	9,577	2,259,023
First Republic Bank	24,809	2,225,863
Globe Life, Inc.	27,101	2,419,035
Intercontinental Exchange, Inc.	28,206	2,636,697
JPMorgan Chase & Co.	21,935	2,409,779
M&T Bank Corp.	14,486	2,117,998
Marsh & McLennan Cos., Inc.	24,416	2,438,914
Nasdaq, Inc.	25,113	2,507,282
Northern Trust Corp.	27,235	2,394,774
People’s United Financial, Inc.	148,236	2,130,151
PNC Financial Services Group, Inc. (The)	17,874	2,304,495
S&P Global, Inc.	10,750	2,797,043
U.S. Bancorp	45,491	2,396,921
		47,754,588
Health Care-16.60%
Abbott Laboratories	29,425	2,510,541
Amgen, Inc.	13,723	2,862,892
Anthem, Inc.	8,564	2,239,657
Baxter International, Inc.	30,914	2,718,886
Becton, Dickinson and Co.	10,175	2,583,636
	Shares	Value
Health Care-(continued)
Danaher Corp.	17,274	$ 2,454,463
Eli Lilly and Co.	20,890	2,359,943
Hologic, Inc.(b)	50,080	2,472,450
Johnson & Johnson	16,993	2,181,221
Medtronic PLC	24,681	2,662,833
Merck & Co., Inc.	28,810	2,491,201
ResMed, Inc.	20,166	2,809,124
Stryker Corp.	12,227	2,698,010
Thermo Fisher Scientific, Inc.	8,403	2,412,165
Waters Corp.(b)	11,801	2,500,514
Zoetis, Inc.	21,631	2,734,591
		40,692,127
Industrials-14.70%
Allegion PLC	22,928	2,207,279
AMETEK, Inc.	28,029	2,408,532
C.H. Robinson Worldwide, Inc.	29,154	2,463,221
CSX Corp.	30,640	2,053,493
Cummins, Inc.	14,700	2,194,269
Eaton Corp. PLC	30,468	2,459,377
Emerson Electric Co.	38,204	2,276,576
Expeditors International of Washington, Inc.	32,270	2,294,397
Honeywell International, Inc.	13,864	2,282,292
IHS Markit Ltd.(b)	40,554	2,660,748
Ingersoll-Rand PLC	19,333	2,341,033
Lockheed Martin Corp.	6,976	2,679,551
Raytheon Co.	13,603	2,520,908
United Technologies Corp.	19,320	2,516,237
Verisk Analytics, Inc.	16,516	2,667,995
		36,025,908
Information Technology-15.91%
Accenture PLC, Class A	13,064	2,588,893
Amphenol Corp., Class A	25,110	2,198,129
Automatic Data Processing, Inc.	14,572	2,474,909
Broadridge Financial Solutions, Inc.	18,312	2,370,305
Citrix Systems, Inc.	24,829	2,308,600
Fidelity National Information Services, Inc.	19,931	2,715,001
Fiserv, Inc.(b)	26,845	2,870,804
FLIR Systems, Inc.	46,587	2,295,342
Gartner, Inc.(b)	15,241	2,037,265
International Business Machines Corp.	17,772	2,408,639
Jack Henry & Associates, Inc.	17,371	2,518,100
Motorola Solutions, Inc.	14,947	2,704,062
Oracle Corp.	44,704	2,327,290
Paychex, Inc.	27,591	2,254,185
TE Connectivity Ltd.	26,092	2,380,112
Total System Services, Inc.	18,833	2,527,765
		38,979,401
Materials-4.21%
Air Products and Chemicals, Inc.	10,963	2,476,761
Ball Corp.	36,182	2,909,395
Linde PLC (United Kingdom)	11,884	2,245,006
Sherwin-Williams Co. (The)	5,087	2,679,577
		10,310,739

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Defensive Equity ETF (DEF)—(continued)
August 31, 2019
	Shares	Value
Real Estate-4.88%
Apartment Investment & Management Co., Class A	46,881	$ 2,390,931
Boston Properties, Inc.	17,932	2,302,827
Host Hotels & Resorts, Inc.	130,619	2,095,129
Prologis, Inc.	30,416	2,543,386
Welltower, Inc.	29,259	2,620,436
		11,952,709
Utilities-5.06%
American Water Works Co., Inc.	20,559	2,617,572
DTE Energy Co.	18,640	2,416,863
	Shares	Value
Utilities-(continued)
Eversource Energy	31,463	$ 2,521,130
Exelon Corp.	47,724	2,255,436
Xcel Energy, Inc.	40,444	2,597,314
		12,408,315
TOTAL INVESTMENTS IN SECURITIES-99.95% (Cost $221,015,489)		244,936,648
OTHER ASSETS LESS LIABILITIES-0.05%		115,778
NET ASSETS-100.00%		$ 245,052,426

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
August 31, 2019
Schedule of Investments
	Shares	Value
Common Stocks & Other Equity Interests-99.63%
Argentina-0.02%
Adecoagro S.A.(a)	9,371	$ 52,290
Australia-5.00%
AGL Energy Ltd.	13,292	169,796
Aurizon Holdings Ltd.	41,857	166,669
BHP Group Ltd.	84,718	2,071,388
BHP Group PLC	96,400	2,081,516
BlueScope Steel Ltd.	13,482	113,453
Brambles Ltd.	17,801	135,526
Caltex Australia Ltd.	8,940	144,319
Coca-Cola Amatil Ltd.	10,114	74,072
Computershare Ltd.	4,331	44,879
Crown Resorts Ltd.	7,476	60,494
CSL Ltd.	1,804	292,764
Downer EDI Ltd.	15,437	80,189
Fortescue Metals Group Ltd.	24,061	129,689
Incitec Pivot Ltd.	37,995	82,173
Lendlease Group	15,096	173,516
Metcash Ltd.	45,755	89,400
Newcrest Mining Ltd.	8,357	208,330
Orica Ltd.	6,657	96,565
Origin Energy Ltd.	41,860	215,190
Ramsay Health Care Ltd.	2,305	101,938
Rio Tinto Ltd.	25,643	1,513,117
Rio Tinto plc	26,161	1,322,038
Santos Ltd.	25,410	123,435
Sonic Healthcare Ltd.	4,944	98,099
South32 Ltd.	97,747	173,863
Tabcorp Holdings Ltd.	19,916	63,201
Treasury Wine Estates Ltd.	5,896	74,443
Wesfarmers Ltd.	33,209	874,845
Woodside Petroleum Ltd.	17,007	368,160
Woolworths Group Ltd.	24,034	611,606
		11,754,673
Austria-0.32%
ANDRITZ AG	2,184	77,060
Lenzing AG	443	41,834
OMV AG	4,644	237,350
UNIQA Insurance Group AG	10,192	90,353
Verbund AG	1,014	60,468
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,132	52,592
voestalpine AG(b)	6,226	143,641
Wienerberger AG	2,365	54,485
		757,783
Belgium-1.30%
Ackermans & van Haaren N.V.	591	85,650
Anheuser-Busch InBev S.A./N.V.	24,690	2,343,766
Bekaert S.A.	2,547	69,393
Colruyt S.A.(b)	727	37,284
Groupe Bruxelles Lambert S.A.	1,520	142,215
Solvay S.A., Class A	1,818	183,630
UCB S.A.	1,215	90,905
Umicore S.A.(b)	3,115	99,379
		3,052,222
	Shares	Value
Brazil-0.14%
Yamana Gold, Inc.	89,764	$ 324,928
Canada-16.80%
Aecon Group, Inc.	5,869	81,666
Agnico Eagle Mines Ltd.	5,880	368,341
Air Canada(a)	17,767	598,339
Alamos Gold, Inc., Class A	20,970	148,027
Alimentation Couche-Tard, Inc., Class B	20,934	1,320,191
AltaGas Ltd.(b)	12,150	165,316
ARC Resources Ltd.	28,994	122,627
Atco Ltd., Class I	4,935	176,706
B2Gold Corp.(a)	35,183	126,561
Barrick Gold Corp.	46,986	912,634
Baytex Energy Corp.(a)	45,373	58,731
BCE, Inc.	16,683	790,961
Birchcliff Energy Ltd.	23,519	31,328
BlackBerry Ltd.(a)	9,618	66,156
Bombardier, Inc., Class B(a)	101,720	131,667
Brookfield Asset Management, Inc., Class A	42,429	2,192,335
CAE, Inc.	5,115	134,149
Cameco Corp.	9,346	82,150
Canadian National Railway Co.	14,886	1,373,437
Canadian Natural Resources Ltd.	68,832	1,647,762
Canadian Pacific Railway Ltd.	2,508	605,049
Canadian Solar, Inc.(a)	4,093	95,735
Canadian Tire Corp. Ltd., Class A	4,070	411,901
Canfor Corp.(a)	9,992	115,200
Cascades, Inc.	11,525	97,834
CCL Industries, Inc., Class B	3,485	158,226
Celestica, Inc.(a)	22,097	143,677
Cenovus Energy, Inc.	96,167	840,955
Centerra Gold, Inc.(a)	13,081	119,214
CGI, Inc., Class A(a)	7,223	567,599
Chartwell Retirement Residences	5,263	59,094
Chorus Aviation, Inc.	9,405	52,517
CI Financial Corp.	14,222	204,211
Cineplex, Inc.	3,523	65,751
Cogeco Communications, Inc.	960	75,598
Cogeco, Inc.	809	57,132
Constellation Software, Inc.	170	165,895
Corus Entertainment, Inc., Class B	10,207	39,175
Crescent Point Energy Corp.	93,450	295,372
Detour Gold Corp.(a)	9,970	178,947
Dollarama, Inc.	5,618	215,410
Dorel Industries, Inc., Class B	9,153	62,682
ECN Capital Corp.	20,299	71,187
Emera, Inc.	9,941	431,515
Empire Co. Ltd., Class A	18,749	518,250
Enbridge, Inc.	76,416	2,560,810
Encana Corp.	77,439	343,837
Enerflex Ltd.	5,038	46,255
Enerplus Corp.	12,463	81,692
Fairfax Financial Holdings Ltd.	1,316	587,535
Finning International, Inc.	9,248	160,629
George Weston Ltd.	6,493	528,558
Gibson Energy, Inc.	8,751	151,602
Gildan Activewear, Inc.	6,039	221,827
Great Canadian Gaming Corp.(a)	1,759	52,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)
August 31, 2019
	Shares	Value
Canada-(continued)
Hudbay Minerals, Inc.	22,442	$ 75,494
Hudsons Bay Co.	15,612	120,779
Husky Energy, Inc.	28,946	193,656
Hydro One Ltd., REGS(c)	14,646	272,022
iA Financial Corp., Inc.	7,766	323,603
IAMGOLD Corp.(a)	42,454	158,787
IGM Financial, Inc.	3,310	89,575
Imperial Oil Ltd.	16,034	394,213
Intact Financial Corp.	4,300	421,069
Inter Pipeline Ltd.	14,530	265,494
Interfor Corp.(a)	7,014	70,520
Keyera Corp.	7,440	179,897
Kinross Gold Corp.(a)	81,532	406,187
Kirkland Lake Gold Ltd.	2,708	131,936
Linamar Corp.	4,330	131,777
Loblaw Cos., Ltd.	11,544	633,061
Magna International, Inc.	36,911	1,851,661
Maple Leaf Foods, Inc.	3,484	83,010
Martinrea International, Inc.	11,161	85,757
MEG Energy Corp.(a)	29,504	112,794
Methanex Corp.	5,854	190,141
Metro, Inc.	9,384	398,933
New Gold, Inc.(a)	110,891	124,343
NFI Group, Inc.	3,299	72,147
Norbord, Inc.(b)	8,456	207,136
North West Co., Inc. (The)	2,336	54,392
Nutrien Ltd.	24,984	1,260,669
Onex Corp.	7,830	460,914
Open Text Corp.	5,898	231,206
Pan American Silver Corp.	6,801	125,599
Paramount Resources Ltd., Class A	10,184	43,455
Parkland Fuel Corp.	7,880	246,220
Pembina Pipeline Corp.	16,835	617,503
Precision Drilling Corp.(a)	32,657	39,322
Premium Brands Holdings Corp.	933	68,831
Quebecor, Inc., Class B	3,952	89,194
Restaurant Brands International, Inc.	10,128	795,804
Ritchie Bros Auctioneers, Inc.	1,932	76,579
Rogers Communications, Inc., Class B	7,392	366,652
Russel Metals, Inc.(b)	4,442	66,891
Saputo, Inc.	5,728	172,513
Secure Energy Services, Inc.	12,109	50,758
Seven Generations Energy Ltd., Class A(a)	38,671	209,536
Shaw Communications, Inc., Class B	7,811	148,719
ShawCor Ltd.	3,729	46,725
Shopify, Inc., Class A(a)	196	75,642
SNC-Lavalin Group, Inc.	11,303	139,586
Spin Master Corp., REGS(a)(c)	1,785	55,519
Stantec, Inc.	4,249	92,667
Stars Group, Inc. (The)(a)	6,891	104,910
Stella-Jones, Inc.	1,914	56,449
Suncor Energy, Inc.	85,876	2,516,565
Superior Plus Corp.	9,184	80,104
Teck Resources Ltd., Class B	47,750	814,639
TELUS Corp.	10,604	384,882
TFI International, Inc.	4,519	131,782
Thomson Reuters Corp.	8,389	577,596
TORC Oil & Gas Ltd.(b)	16,260	40,503
Toromont Industries Ltd.	2,331	111,866
Tourmaline Oil Corp.	17,365	164,920
	Shares	Value
Canada-(continued)
TransAlta Corp.	21,672	$ 139,772
Transcontinental, Inc., Class A	8,418	89,197
Uni-Select, Inc.	5,301	43,045
Vermilion Energy, Inc.(b)	6,506	92,782
West Fraser Timber Co. Ltd.	4,934	174,146
WestJet Airlines Ltd.	8,189	190,181
Whitecap Resources, Inc.(b)	38,577	106,545
WSP Global, Inc.	3,742	202,983
		39,464,422
Chile-0.10%
Antofagasta PLC	6,639	70,019
Lundin Mining Corp.	36,403	173,961
		243,980
China-0.04%
Fosun International Ltd.	69,261	89,103
Colombia-0.11%
Gran Tierra Energy, Inc.(a)	28,924	41,140
Millicom International Cellular S.A., SDR	2,400	122,364
Parex Resources, Inc.(a)	5,463	83,828
		247,332
Denmark-1.00%
Carlsberg A/S, Class B	1,750	258,858
Chr Hansen Holding A/S	531	44,704
Coloplast A/S, Class B	780	93,085
DSV A/S	768	76,271
H Lundbeck A/S	1,570	57,276
Novo Nordisk A/S, Class B	21,889	1,138,968
Novozymes A/S, Class B	2,210	94,431
Orsted A/S, REGS(c)	1,321	126,391
Pandora A/S(b)	3,945	168,390
Rockwool International A/S, Class B	196	38,299
Vestas Wind Systems A/S	2,733	201,223
William Demant Holding A/S(a)	1,509	45,801
		2,343,697
Finland-0.66%
Elisa Oyj	1,508	75,993
Fortum Oyj	7,960	175,407
Huhtamaki Oyj	1,328	51,362
Kesko Oyj, Class B	2,391	150,771
Kone Oyj, Class B	3,186	184,551
Metso Oyj	1,716	64,402
Neste Oyj	3,309	104,365
Nokian Renkaat Oyj	2,117	58,050
Orion Oyj, Class B(b)	1,552	57,718
Outokumpu Oyj(b)	20,103	58,158
Stora Enso Oyj, Class R	18,146	203,230
UPM-Kymmene Oyj	10,804	291,737
Wartsila Oyj Abp	5,514	67,736
		1,543,480
France-8.80%
Accor S.A.	2,793	120,756
Aeroports de Paris	346	59,860
Air France-KLM	6,088	68,687
Air Liquide S.A.	4,677	652,317
Airbus S.E.	4,734	653,437
Alstom S.A.	2,569	109,967

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)
August 31, 2019
	Shares	Value
France-(continued)
Arkema S.A.	1,596	$ 140,186
Atos SE	2,147	162,859
Bollore S.A.	19,382	82,432
Bouygues S.A.	8,772	333,759
Capgemini SE	2,310	277,665
Carrefour S.A.	30,076	513,378
Casino Guichard Perrachon S.A.(b)	6,274	264,624
Cie de Saint-Gobain	17,253	623,576
Cie Generale des Etablissements Michelin SCA	3,922	412,906
Criteo S.A., ADR(a)	4,478	86,963
Danone S.A.	6,011	539,234
Dassault Systemes SE	397	56,027
Eiffage S.A.	2,389	247,935
Electricite de France S.A.	18,628	226,988
Elis S.A.	3,688	65,714
Engie S.A.	84,653	1,288,823
EssilorLuxottica S.A.	1,532	226,495
Faurecia SA	3,094	135,439
Hermes International	56	38,297
Iliad S.A.(b)	535	56,112
Ingenico Group S.A.	618	61,388
Kering S.A.	381	184,781
Korian S.A.	1,418	56,654
Lagardere SCA	5,040	107,509
Legrand S.A.	2,384	168,602
L’Oreal S.A.	1,779	487,038
LVMH Moet Hennessy Louis Vuitton SE	1,601	638,948
Nexity S.A.	1,145	53,287
Orange S.A.	63,347	962,700
Pernod Ricard S.A.	1,517	290,183
Peugeot S.A.	22,707	508,374
Publicis Groupe S.A.	3,882	186,478
Rallye S.A.(b)	12,157	68,278
Renault S.A.	9,527	547,242
Rexel S.A.	13,888	147,589
Rubis SCA	1,322	76,578
Safran S.A.	2,772	403,410
Sanofi	21,284	1,831,055
Schneider Electric SE	8,980	753,163
SCOR SE	6,210	248,179
SEB S.A.	372	57,968
Sodexo S.A.	1,558	176,894
SPIE S.A.	3,738	67,922
Suez	13,078	203,430
Teleperformance	408	89,233
Thales S.A.	1,149	133,050
TOTAL S.A.	59,273	2,962,805
Ubisoft Entertainment S.A.(a)	624	50,411
Valeo S.A.(b)	8,545	233,749
Vinci S.A.	8,429	923,602
Vivendi S.A.	15,835	443,456
Wendel S.A.	734	103,060
		20,671,452
Germany-7.31%
adidas AG	1,196	355,221
Aurubis AG	2,109	93,598
BASF SE	22,063	1,462,186
Bayer AG	19,398	1,438,520
Beiersdorf AG	575	72,504
	Shares	Value
Germany-(continued)
Bilfinger SE	1,803	$ 49,559
Brenntag AG	2,568	123,952
CECONOMY AG(a)	27,818	142,298
Continental AG	2,931	354,279
Covestro AG, REGS(c)	5,886	266,992
Daimler AG	30,656	1,441,717
Deutsche Lufthansa AG	12,665	194,984
Deutsche Post AG	13,945	459,172
Deutsche Telekom AG	74,752	1,249,298
E.ON SE	71,153	662,511
Evonik Industries AG	3,938	100,525
Freenet AG	3,693	72,289
Fresenius SE & Co. KGaA	8,763	426,155
Fuchs Petrolub SE, Preference Shares	1,417	49,592
GEA Group AG	3,488	94,224
Hannover Rueck SE	1,229	195,978
HeidelbergCement AG	3,728	258,808
Henkel AG & Co. KGaA, Preference Shares	5,077	509,344
HOCHTIEF AG	576	62,766
HUGO BOSS AG	1,120	62,509
Infineon Technologies AG	9,794	169,852
K+S AG	5,722	90,519
KION Group AG	956	46,312
LANXESS AG	2,123	127,886
Leoni AG(a)(b)	3,179	40,085
Merck KGaA	3,736	400,154
MTU Aero Engines AG	359	98,165
Muenchener Rueckversicherungs-Gesellschaft AG	4,131	991,285
OSRAM Licht AG(b)	3,074	123,561
ProSiebenSat.1 Media SE	9,403	124,002
Rheinmetall AG	726	85,787
RWE AG	19,529	557,229
Salzgitter AG	2,552	46,385
SAP SE	5,285	632,064
Schaeffler AG, Preference Shares	23,614	160,450
Symrise AG	626	58,542
Telefonica Deutschland Holding AG	27,181	69,325
Uniper SE(b)	12,531	380,460
United Internet AG	1,613	52,934
Volkswagen AG, Preference Shares	16,862	2,712,972
		17,166,950
Ghana-0.03%
Tullow Oil PLC	27,420	68,223
Hong Kong-0.93%
CK Hutchison Holdings Ltd.	76,858	669,964
CLP Holdings Ltd.	26,800	276,197
First Pacific Co., Ltd.	183,087	75,007
HKT Trust & HKT Ltd.	57,736	90,340
Hong Kong & China Gas Co., Ltd. (The)	55,754	107,732
Li & Fung Ltd.	750,115	85,204
Melco Resorts & Entertainment Ltd., ADR	13,731	285,605
MTR Corp. Ltd.	20,340	117,855
NWS Holdings Ltd	26,395	45,478
PCCW Ltd.	115,633	62,721
Swire Pacific Ltd., Class A	13,450	131,747
Techtronic Industries Co. Ltd.	11,547	79,875
WH Group Ltd.	190,525	153,434
		2,181,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)
August 31, 2019
	Shares	Value
Indonesia-0.02%
Golden Agri-Resources Ltd.	298,623	$ 57,047
Ireland-0.25%
James Hardie Industries PLC, CDI	4,090	62,140
Kerry Group PLC, Class A	924	110,201
Ryanair Holdings PLC, ADR(a)	4,334	248,338
Smurfit Kappa Group PLC	5,302	163,838
		584,517
Israel-0.13%
Check Point Software Technologies Ltd.(a)	2,905	312,868
Italy-1.71%
A2A S.p.A.	37,374	65,812
Atlantia S.p.A.	8,581	209,503
Enel S.p.A.	211,790	1,537,943
Eni S.p.A.	88,146	1,327,928
Hera S.p.A.	16,193	64,697
Leonardo S.p.A.	10,333	126,651
Saipem S.p.A.(a)	18,022	85,817
Saras S.p.A.	44,612	69,468
Societa Cattolica di Assicurazioni SC	13,255	108,091
Telecom Italia S.p.A.(a)	781,470	416,872
		4,012,782
Japan-16.94%
Aeon Co. Ltd.	29,312	520,268
AGC, Inc.	6,847	197,711
Aisin Seiki Co. Ltd.	6,844	203,105
Alfresa Holdings Corp.	6,074	137,623
Alps Alpine Co. Ltd.	5,115	89,390
ANA Holdings, Inc.(b)	3,124	106,895
Asahi Group Holdings, Ltd.	5,117	238,917
Astellas Pharma, Inc.	31,146	431,927
Bandai Namco Holdings, Inc.	1,793	105,575
Bridgestone Corp.	15,112	577,031
Brother Industries Ltd.	5,227	90,609
Canon, Inc.	21,500	559,249
Central Japan Railway Co.	1,926	381,317
Chugai Pharmaceutical Co. Ltd.	808	57,853
Chugoku Electric Power Co., Inc. (The)	11,517	147,238
Coca-Cola Bottlers Japan Holdings, Inc.	2,324	50,576
Dai Nippon Printing Co., Ltd.	7,419	160,689
Daicel Corp.	8,465	65,474
Daiichi Sankyo Co. Ltd.	4,287	283,444
Daikin Industries, Ltd.	2,342	290,254
Daito Trust Construction Co., Ltd.	1,425	183,654
Daiwa House Industry Co., Ltd.	13,479	423,120
Denso Corp.	12,087	507,644
Dentsu, Inc.	4,660	159,365
East Japan Railway Co.	6,089	580,246
Ebara Corp.	2,324	55,240
Eisai Co. Ltd.	2,364	120,934
Electric Power Development Co. Ltd.	6,103	141,557
FamilyMart UNY Holdings Co. Ltd.	2,155	49,741
FANUC Corp.	1,924	334,518
Fast Retailing Co. Ltd.	237	138,969
Fuji Electric Co. Ltd.	2,398	68,453
FUJIFILM Holdings Corp.	7,235	310,067
Fujikura Ltd.	17,384	55,356
Fujitsu Ltd.	5,810	449,003
Furukawa Electric Co. Ltd.	3,105	68,012
	Shares	Value
Japan-(continued)
H2O Retailing Corp.	5,823	$ 61,168
Hanwa Co. Ltd.	3,527	95,066
Haseko Corp.	8,643	92,907
Hitachi Construction Machinery Co. Ltd.	2,601	55,625
Hitachi Metals Ltd.	6,427	69,268
Hitachi, Ltd.	31,280	1,069,434
Hokuriku Electric Power Co.(a)	11,327	71,284
Honda Motor Co., Ltd.	65,884	1,566,332
Hoya Corp.	2,901	236,382
IHI Corp.	6,277	122,353
Iida Group Holdings Co. Ltd.	3,486	54,320
INPEX Corp.	30,303	262,362
ITOCHU Corp.	36,994	738,347
J Front Retailing Co. Ltd.	7,834	88,713
Japan Airlines Co. Ltd.	3,320	103,812
Japan Tobacco, Inc.	18,019	382,041
JFE Holdings, Inc.	24,819	290,757
JSR Corp.	4,925	80,641
JTEKT Corp.	8,819	95,713
JXTG Holdings, Inc.	173,641	718,317
Kajima Corp.	11,898	144,935
Kamigumi Co. Ltd.	2,147	50,345
Kaneka Corp.	1,587	47,620
Kansai Electric Power Co., Inc. (The)	32,210	392,213
Kao Corp.	3,487	252,101
Kawasaki Heavy Industries Ltd.	6,634	130,186
Kawasaki Kisen Kaisha Ltd.(a)	6,424	64,697
KDDI Corp.	17,060	455,651
Keio Corp.	838	52,422
Keyence Corp.	211	125,036
Kikkoman Corp.	985	44,357
Kintetsu Group Holdings Co. Ltd.	2,584	128,780
Kirin Holdings Co. Ltd.	13,306	263,061
Kobe Steel Ltd.	28,799	150,310
Koito Manufacturing Co. Ltd.	1,391	65,393
Komatsu Ltd.	17,179	365,283
Konica Minolta, Inc.	14,040	99,998
K’s Holdings Corp.	6,312	67,732
Kubota Corp.	16,191	232,618
Kuraray Co. Ltd.	8,753	99,945
Kyushu Electric Power Co., Inc.	21,504	212,518
Lawson, Inc.	1,232	61,168
LIXIL Group Corp.	14,044	230,351
Marubeni Corp.	94,459	603,445
Maruha Nichiro Corp.	1,616	41,761
Mazda Motor Corp.	28,608	240,464
Medipal Holdings Corp.	8,160	173,509
MINEBEA MITSUMI, Inc.	6,035	93,301
Mitsubishi Corp.	43,997	1,071,480
Mitsubishi Estate Co., Ltd.	10,563	202,413
Mitsubishi Gas Chemical Co.Inc.	5,910	71,157
Mitsubishi Materials Corp.	6,039	146,502
Mitsui & Co., Ltd.	55,977	877,006
Mitsui Chemicals, Inc.	6,247	133,656
Mitsui E&S Holdings Co., Ltd.	7,683	58,412
Mitsui Fudosan Co., Ltd.	11,157	267,612
Mitsui Mining & Smelting Co. Ltd.	2,683	56,342
MS&AD Insurance Group Holdings, Inc.	20,970	667,160
Murata Manufacturing Co., Ltd.	6,005	252,262
Nagase & Co. Ltd.	3,741	50,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)
August 31, 2019
	Shares	Value
Japan-(continued)
Nagoya Railroad Co. Ltd.	2,977	$ 88,767
NEC Corp.	7,437	318,794
NGK Insulators Ltd.	5,116	68,731
NGK Spark Plug Co., Ltd.	3,663	63,290
NHK Spring Co. Ltd.	8,854	62,978
Nikon Corp.	8,257	102,294
Nippon Electric Glass Co. Ltd.	2,686	55,798
Nippon Express Co. Ltd.	1,218	62,997
Nippon Paper Industries Co. Ltd.	5,654	93,963
Nippon Sheet Glass Co., Ltd.	8,463	49,672
Nippon Steel Corp.	40,227	563,167
Nippon Steel Corp.	1,516	57,915
Nippon Yusen KK	11,541	172,444
Nissan Motor Co. Ltd.	123,340	762,734
Nitori Holdings Co. Ltd.	599	86,482
Nitto Denko Corp.	3,914	182,379
Nomura Real Estate Holdings, Inc.	3,074	65,219
Nomura Research Institute Ltd.	3,501	69,693
NSK Ltd.	12,943	103,890
Obayashi Corp.	18,978	175,039
Odakyu Electric Railway Co. Ltd.	2,757	62,597
Oji Holdings Corp.	27,937	130,282
Olympus Corp.	7,603	89,106
Omron Corp.	2,702	133,897
Ono Pharmaceutical Co. Ltd.	3,883	71,792
Oriental Land Co. Ltd.	754	109,891
ORIX Corp.	40,865	604,053
Osaka Gas Co. Ltd.	10,946	196,140
Otsuka Holdings Co. Ltd.	6,407	263,716
Panasonic Corp.	82,391	636,571
Persol Holdings Co. Ltd.	2,324	47,227
Rakuten, Inc.	9,236	87,100
Recruit Holdings Co., Ltd.	6,441	195,333
Renesas Electronics Corp.(a)	13,690	85,639
Ricoh Co. Ltd.	23,028	213,260
Rohm Co. Ltd.	1,797	128,327
Santen Pharmaceutical Co. Ltd.	3,309	58,015
Secom Co. Ltd.	2,405	205,369
Seibu Holdings, Inc.	3,954	67,163
Seiko Epson Corp.	7,481	99,587
Sekisui House Ltd.	16,012	284,428
Seven & i Holdings Co., Ltd.	18,970	671,443
Sharp Corp.	6,795	70,162
Shimano, Inc.	448	64,449
Shiseido Co. Ltd.	1,588	130,008
Showa Denko KK	3,494	90,259
SoftBank Group Corp.	11,543	524,598
Sojitz Corp.	55,160	168,372
Sompo Holdings, Inc.	9,917	396,512
Stanley Electric Co. Ltd.	2,397	59,640
Subaru Corp.	17,571	471,120
SUMCO Corp.	4,471	55,474
Sumitomo Chemical Co., Ltd.	58,058	254,341
Sumitomo Corp.	40,301	604,638
Sumitomo Electric Industries Ltd.	28,719	338,475
Sumitomo Forestry Co. Ltd.	5,614	68,810
Sumitomo Realty & Development Co., Ltd.	3,309	124,541
Sumitomo Rubber Industries Ltd.	7,797	88,074
Suntory Beverage & Food Ltd.	1,800	77,667
Suzuken Co. Ltd.	2,147	115,496
	Shares	Value
Japan-(continued)
Suzuki Motor Corp.	8,222	$ 317,431
Sysmex Corp.	808	51,626
Taiheiyo Cement Corp.	3,707	93,666
Taisho Pharmaceutical Holdings Co. Ltd.	633	44,130
Takashimaya Co. Ltd.	7,799	87,435
Takeda Pharmaceutical Co. Ltd.	15,797	534,281
TDK Corp.	2,557	203,799
Teijin Ltd.	6,315	113,634
Tobu Railway Co. Ltd.	3,508	107,740
Tokio Marine Holdings, Inc.	16,615	856,539
Tokyo Electric Power Co. Holdings, Inc.(a)	131,251	625,682
Tokyu Fudosan Holdings Corp.	15,104	93,773
Toray Industries, Inc.	35,633	254,327
Toshiba Corp.	12,364	384,391
Toyota Industries Corp.	3,689	202,965
Toyota Tsusho Corp.	10,941	339,635
Unicharm Corp.	2,754	84,713
West Japan Railway Co.	3,126	263,580
Yahoo Japan Corp.	45,367	113,690
Yamada Denki Co. Ltd.	23,077	108,705
Yamato Holdings Co. Ltd.	2,908	50,382
Yaskawa Electric Corp.	1,616	54,351
Yokogawa Electric Corp.	2,778	50,511
Yokohama Rubber Co. Ltd. (The)	3,351	64,498
		39,791,122
Luxembourg-0.30%
ArcelorMittal	35,246	508,161
Orion Engineered Carbons S.A.	2,707	37,654
Tenaris S.A.	7,242	79,067
Ternium S.A., ADR	4,259	75,214
		700,096
Macau-0.05%
Galaxy Entertainment Group Ltd.	19,783	124,222
Netherlands-2.09%
Akzo Nobel N.V.	3,182	285,485
ASM International N.V.	826	69,532
ASML Holding N.V.	1,904	424,074
Cimpress N.V.(a)	823	94,390
EXOR N.V.(b)	11,696	792,134
Heineken N.V.	2,313	246,466
Koninklijke BAM Groep N.V.	13,868	40,716
Koninklijke DSM N.V.	1,919	239,014
Koninklijke KPN N.V.	76,435	242,421
Koninklijke Philips N.V.	11,145	526,346
NXP Semiconductors N.V.	14,717	1,503,194
Randstad N.V.	3,303	154,409
Signify N.V.(b)	4,084	119,679
Wolters Kluwer N.V.	2,302	166,098
		4,903,958
New Zealand-0.11%
Contact Energy Ltd.	14,288	75,516
Fletcher Building Ltd.	29,731	83,256
Spark New Zealand Ltd.	33,813	94,260
		253,032
Norway-0.14%
Gjensidige Forsikring ASA	5,922	114,424

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)
August 31, 2019
	Shares	Value
Norway-(continued)
Mowi ASA	4,702	$ 112,564
Orkla ASA	12,376	113,509
		340,497
Portugal-0.27%
EDP - Energias de Portugal S.A.	80,184	303,584
Galp Energia SGPS S.A.	11,207	161,183
Jeronimo Martins SGPS S.A.	5,642	93,261
Sonae SGPS S.A.	79,733	72,440
		630,468
Russia-0.35%
Evraz PLC	8,787	53,110
VEON Ltd., ADR	243,833	636,404
Yandex N.V., Class A(a)	3,708	137,567
		827,081
Singapore-0.40%
ComfortDelGro Corp. Ltd.	39,734	70,176
Genting Singapore Ltd.	89,328	57,311
Keppel Corp. Ltd.	31,500	132,613
Sembcorp Industries Ltd.	28,200	42,080
Singapore Airlines Ltd.	18,938	120,547
Singapore Technologies Engineering Ltd.	18,791	53,371
Singapore Telecommunications Ltd.	135,855	310,453
Wilmar International Ltd.	55,694	152,966
		939,517
South Africa-0.19%
Anglo American PLC	20,679	446,813
South Korea-5.93%
CJ CheilJedang Corp.	348	65,650
CJ Corp.	1,319	88,750
Daelim Industrial Co. Ltd.	1,013	81,709
DB Insurance Co. Ltd.	2,729	107,921
Doosan Corp.	639	53,019
Doosan Heavy Industries & Construction Co. Ltd.(a)	24,802	122,449
E-MART, Inc.	1,013	97,014
GS Engineering & Construction Corp.	2,299	61,497
GS Holdings Corp.	2,293	90,868
Hankook Tire & Technology Company Ltd. (The)	2,487	59,852
Hanwha Chemical Corp.	4,553	65,029
Hanwha Corp.	13,055	264,064
Hyosung Corp.	782	55,781
Hyundai Engineering & Construction Co. Ltd.	2,759	94,188
Hyundai Glovis Co. Ltd.	430	56,801
Hyundai Marine & Fire Insurance Co. Ltd.	4,717	93,074
Hyundai Mobis Co., Ltd.	2,005	411,346
Hyundai Motor Co.	7,840	831,736
Hyundai Steel Co.	5,523	170,079
Kia Motors Corp.	11,912	429,766
Korea Electric Power Corp.(a)	26,774	564,768
Korea Gas Corp.	2,915	93,978
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,980	179,814
Korea Zinc Co. Ltd.	172	61,771
Korean Air Lines Co. Ltd.	3,302	60,520
Korean Reinsurance Co.	7,289	48,864
KT Corp., ADR	14,508	162,925
	Shares	Value
South Korea-(continued)
KT&G Corp.	1,723	$ 145,095
LG Chem Ltd.	926	252,667
LG Corp.	2,123	124,795
LG Display Co. Ltd.(a)	18,732	215,737
LG Electronics, Inc.	6,093	308,360
LG Household & Health Care Ltd.	31	30,175
LG International Corp.	4,092	58,107
LG Uplus Corp.	7,651	83,379
Lotte Chemical Corp.	553	102,724
Lotte Shopping Co. Ltd.	825	92,632
LS Corp.	1,409	52,579
NAVER Corp.	937	113,330
POSCO	4,143	721,711
Posco International Corp.	3,957	59,947
Samsung C&T Corp.	1,770	126,256
Samsung Electro-Mechanics Co. Ltd.	978	71,942
Samsung Electronics Co., Ltd.	133,220	4,839,364
Samsung Fire & Marine Insurance Co., Ltd.	942	178,095
Samsung Heavy Industries Co. Ltd.(a)	11,736	75,091
Samsung SDI Co. Ltd.	586	120,708
Samsung SDS Co. Ltd.	357	57,768
SK Holdings Co. Ltd.	1,925	317,853
SK Hynix, Inc.	11,488	734,094
SK Innovation Co. Ltd.	2,004	272,991
SK Networks Co. Ltd.	12,520	55,093
SK Telecom Co., Ltd.	1,033	204,255
Woongjin Coway Company Ltd.	795	55,264
		13,943,245
Spain-2.01%
Acciona S.A.	553	59,437
Aena SME, S.A., REGS(c)	619	111,794
Amadeus IT Group S.A.	2,502	186,701
Distribuidora Internacional de Alimentacion S.A.(a)(b)	87,944	47,456
Endesa, S.A.	11,404	293,496
Ferrovial, S.A.	5,873	167,318
Grifols S.A.	3,477	110,276
Iberdrola S.A.	113,609	1,170,047
Industria de Diseno Textil, S.A.	9,389	290,751
Mapfre S.A.	44,248	115,388
Naturgy Energy Group S.A.	6,603	173,063
Repsol S.A.	49,885	726,252
Telefonica S.A.	184,763	1,282,066
		4,734,045
Sweden-1.42%
Alfa Laval AB	3,171	58,429
Atlas Copco AB, Class A	9,962	297,738
Boliden AB	5,300	117,276
Electrolux AB, Series B	6,250	139,890
Hennes & Mauritz AB, Class B	16,633	318,827
Hexagon AB, Class B	1,942	86,339
Husqvarna AB, Class B	7,231	56,112
ICA Gruppen AB(b)	1,810	88,831
NCC AB, Class B	3,664	58,527
Peab AB	6,087	49,904
Sandvik AB	11,708	168,037
Securitas AB, Class B	6,068	90,926
Skanska AB, Class B	11,349	212,820
SKF AB, Class B	8,447	136,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)
August 31, 2019
	Shares	Value
Sweden-(continued)
SSAB AB, Class A(b)	27,536	$ 76,317
Swedish Match AB	1,741	68,349
Tele2 AB, Class B	6,214	87,728
Telefonaktiebolaget LM Ericsson, Class B	49,630	386,947
Telia Co. AB	64,939	284,474
Trelleborg AB, Class B	5,473	74,783
Volvo AB, Class B	34,421	475,593
		3,334,240
Switzerland-5.79%
ABB Ltd.	33,396	632,852
Adecco Group AG	5,082	267,390
Aryzta AG(a)	64,102	51,854
Chocoladefabriken Lindt & Spruengli AG	9	66,628
Cie Financiere Richemont S.A.	6,467	501,961
Clariant AG(a)	3,073	56,587
Coca-Cola HBC AG(a)	1,949	64,799
DKSH Holding AG	807	39,328
Dufry AG(a)	787	63,822
Geberit AG	231	105,082
Georg Fischer AG	44	36,042
Givaudan S.A.	40	108,181
Glencore PLC(a)	454,734	1,312,224
Kuehne + Nagel International AG	928	135,104
LafargeHolcim Ltd.(a)	9,394	444,042
Lonza Group AG(a)	393	138,937
Nestle S.A.	29,980	3,363,262
Novartis AG	30,371	2,732,147
Pargesa Holding S.A., BR	1,152	84,236
Partners Group Holding AG	137	111,129
Roche Holding AG	7,856	2,148,500
Schindler Holding AG, PC	946	216,076
SGS S.A.	28	68,765
Sika AG	973	139,738
Sonova Holding AG	369	85,663
STMicroelectronics N.V.	8,647	153,408
Swatch Group AG (The), BR	977	264,727
Swisscom AG	440	219,722
		13,612,206
United Kingdom-13.82%
Admiral Group PLC	2,340	61,185
Aggreko PLC	5,726	53,430
Ashtead Group PLC	2,967	82,059
Associated British Foods PLC	4,730	130,819
AstraZeneca PLC	10,971	977,761
Avon Products, Inc.(a)	26,029	113,226
Babcock International Group PLC	17,199	105,064
BAE Systems PLC	60,856	404,363
Balfour Beatty PLC	25,254	66,309
Barratt Developments PLC	18,995	146,294
BBA Aviation PLC	15,490	60,555
Beazley PLC	7,382	51,199
Bellway PLC	1,809	63,912
Berkeley Group Holdings PLC	2,293	109,383
BP PLC	582,242	3,546,837
British American Tobacco PLC	35,033	1,228,751
BT Group PLC	262,194	528,910
Bunzl PLC	4,732	116,007
Burberry Group PLC	4,926	129,821
Capita PLC(a)	57,736	88,420
	Shares	Value
United Kingdom-(continued)
Centrica PLC	403,291	$ 342,330
CNH Industrial N.V.	28,580	294,279
Cobham PLC(a)	35,566	69,952
Coca-Cola European Partners PLC	6,100	343,674
Compass Group PLC	18,747	475,571
Croda International PLC	795	45,524
Daily Mail and General Trust PLC, Class A	5,868	57,885
DCC PLC	1,758	149,526
Diageo PLC	15,485	660,704
Direct Line Insurance Group PLC	40,830	140,771
Dixons Carphone PLC	73,309	95,886
Drax Group PLC	17,006	55,919
DS Smith PLC	22,324	92,437
Firstgroup PLC(a)	67,692	107,170
G4S PLC	40,622	86,031
GlaxoSmithKline PLC	62,963	1,312,446
Greene King PLC	8,382	85,870
Hays PLC	31,481	53,675
IMI PLC	4,122	50,451
Imperial Brands PLC	20,902	540,802
Inchcape PLC	17,210	121,144
Informa PLC	9,347	99,034
Inmarsat PLC	9,562	70,336
InterContinental Hotels Group PLC	1,775	110,786
International Consolidated Airlines Group, S.A.	86	442
International Consolidated Airlines Group, S.A., ADR	25,958	263,474
Intertek Group PLC	1,118	73,905
ITV PLC	88,040	124,321
J Sainsbury PLC	123,348	294,580
Janus Henderson Group PLC	11,170	213,459
John Wood Group PLC	15,869	72,840
Kier Group PLC(b)	12,717	18,198
Kingfisher PLC	97,541	230,988
Liberty Global PLC, Class C(a)	51,882	1,355,158
Man Group PLC	35,617	72,286
Manchester United PLC, Class A	2,909	49,744
Marks & Spencer Group PLC(b)	72,539	169,837
Meggitt PLC	13,242	99,825
Melrose Industries PLC	75,723	166,871
Merlin Entertainments PLC, REGS(c)	11,877	65,336
Mondi PLC	8,406	163,489
National Grid PLC	80,045	836,890
Next PLC	2,490	180,006
Nomad Foods Ltd.(a)	5,532	111,470
Pearson PLC(b)	19,604	198,495
Pennon Group PLC	7,662	70,469
Persimmon PLC	5,713	132,368
Petrofac Ltd.	13,240	67,432
Playtech PLC	10,510	47,487
Reckitt Benckiser Group PLC	6,864	534,913
RELX PLC	17,443	417,743
Rentokil Initial PLC	10,583	58,024
Rolls-Royce Holdings PLC(a)	26,265	246,682
Royal Dutch Shell PLC, Class A	117,940	3,276,259
Royal Mail PLC	72,007	180,737
RSA Insurance Group PLC	18,140	115,629
Saga PLC	170,370	85,318
Sage Group PLC (The)	7,798	66,535
Severn Trent PLC	4,057	102,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US ETF (ISDX)—(continued)
August 31, 2019
	Shares	Value
United Kingdom-(continued)
Smith & Nephew plc	7,216	$ 172,684
Smiths Group PLC	5,514	112,111
SSE PLC	36,992	518,534
Subsea 7 S.A.	7,789	75,424
Tate & Lyle PLC	7,607	66,647
Taylor Wimpey PLC	64,906	115,367
Tesco PLC	246,585	658,266
Thomas Cook Group PLC(a)(b)	511,753	32,034
Travis Perkins PLC	6,885	104,853
Unilever N.V.	23,644	1,469,582
Unilever PLC	26,756	1,693,106
Vodafone Group PLC	1,479,465	2,797,063
Weir Group PLC (The)	3,112	55,504
Whitbread PLC	2,149	114,448
William Hill PLC	36,190	78,540
WM Morrison Supermarkets PLC(b)	103,594	230,372
WPP PLC	40,513	478,685
		32,463,262
United States-5.15%
Aon PLC	4,480	872,928
Atlassian Corp. PLC, Class A(a)	573	77,074
Bausch Health Cos., Inc.(a)	16,029	342,221
Brightsphere Investment Group, Inc.	5,079	46,168
BRP, Inc.	5,250	188,618
Capri Holdings Ltd.(a)	6,832	180,228
Carnival PLC	12,960	544,210
Chubb Ltd.	18,543	2,897,900
Constellium N.V., Class A(a)	10,027	120,725
Cott Corp.	6,823	86,160
Delphi Technologies PLC	13,146	173,922
Flex Ltd.(a)	37,526	361,375
Garmin Ltd.	2,710	221,055
IHS Markit Ltd.(a)	9,152	600,463
International Game Technology PLC	6,426	76,983
LivaNova PLC(a)	1,027	79,726
LyondellBasell Industries N.V., Class A	18,794	1,454,280
Masonite International Corp.(a)	1,774	94,714
Mellanox Technologies Ltd.(a)	572	61,233
Mylan N.V.(a)	42,025	818,227
	Shares	Value
United States-(continued)
Pentair PLC	8,069	$ 289,838
Resolute Forest Products, Inc.	21,115	90,372
Samsonite International S.A.(c)	23,263	44,000
Sensata Technologies Holding PLC(a)	4,904	223,524
TE Connectivity Ltd.	10,988	1,002,325
Venator Materials PLC(a)	11,486	25,614
Waste Connections, Inc.	4,303	396,039
Willis Towers Watson PLC	3,666	725,758
		12,095,680
Total Common Stocks & Other Equity Interests (Cost $244,863,427)		234,068,392
Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $209,610)	209,610	209,610
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.72% (Cost $245,073,037)		234,278,002
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.57%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	2,776,925	2,776,925
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	925,272	925,642
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,702,567)		3,702,567
TOTAL INVESTMENTS IN SECURITIES-101.29% (Cost $248,775,604)		237,980,569
OTHER ASSETS LESS LIABILITIES-(1.29)%		(3,034,787)
NET ASSETS-100.00%		$234,945,782

Investment Abbreviations:
ADR-American Depositary Receipt
BR-Bearer Shares
CDI-CREST Depository Interest
PC-Participation Certificate
REGS-Regulation S
SDR-Swedish Depository Receipt

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $942,054, which represented less than 1% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)
August 31, 2019
Schedule of Investments
	Shares	Value
Common Stocks & Other Equity Interests-99.69%
Argentina-0.07%
Globant S.A.(a)	98	$ 9,303
Australia-5.57%
A2B Australia Ltd.	8,136	8,332
Accent Group Ltd.	4,599	4,958
Adelaide Brighton Ltd.	4,810	10,014
ALS Ltd.	3,380	17,467
Ansell Ltd.	1,413	25,942
Aristocrat Leisure Ltd.	1,305	26,157
Asaleo Care Ltd.(a)	10,132	6,656
Ausdrill Ltd.	7,122	9,573
Australian Pharmaceutical Industries Ltd.	16,091	14,311
Automotive Holdings Group Ltd.	8,839	20,188
Beach Energy Ltd.	8,717	14,389
Breville Group Ltd.	456	4,996
CIMIC Group Ltd.	936	19,549
Cleanaway Waste Management Ltd.	13,986	19,506
Cochlear Ltd.	150	22,032
Costa Group Holdings Ltd.(b)	3,789	8,041
CSR Ltd.	9,089	23,882
Estia Health Ltd.	6,613	11,985
Evolution Mining Ltd.	7,273	25,383
Flight Centre Travel Group Ltd.(b)	522	16,357
G8 Education Ltd.(b)	4,510	7,748
GrainCorp Ltd., Class A	4,395	23,659
Harvey Norman Holdings Ltd.	9,007	26,580
Iluka Resources Ltd.	2,726	13,132
InvoCare Ltd.	730	7,205
IOOF Holdings Ltd.	1,296	4,427
JB Hi-Fi Ltd.(b)	1,309	29,016
MACA Ltd.	14,311	8,822
Magellan Financial Group Ltd.	144	4,923
Mineral Resources Ltd.	1,496	13,325
Monadelphous Group Ltd.	1,277	13,689
Myer Holdings Ltd.(a)	32,830	11,613
New Hope Corp. Ltd.	3,382	5,195
Nine Entertainment Co. Holdings Ltd.	10,327	13,846
Northern Star Resources Ltd.	1,919	15,386
Nufarm Ltd.	3,594	11,671
Orora Ltd.	12,430	23,365
OZ Minerals Ltd.	3,475	21,423
Pact Group Holdings Ltd.	4,169	6,826
Pendal Group Ltd.	1,114	4,991
Platinum Asset Management Ltd.	1,715	4,425
Premier Investments Ltd.	953	9,541
Qube Holdings Ltd.	10,782	23,319
REA Group Ltd.(b)	164	11,548
Regis Resources Ltd.	3,586	12,419
Resolute Mining Ltd.	10,322	11,614
Sandfire Resources NL	2,191	9,197
Seven Group Holdings Ltd.(b)	969	10,864
Sigma Healthcare Ltd.	42,854	18,479
St Barbara Ltd.	3,626	7,866
Star Entertainment Group Ltd. (The)	8,783	24,321
Super Retail Group Ltd.	2,112	13,305
Tassal Group Ltd.	3,424	9,966
Village Roadshow Ltd.(a)	2,987	5,595
	Shares	Value
Australia-(continued)
Vocus Group Ltd.(a)	4,312	$ 9,413
Whitehaven Coal Ltd.	6,392	14,772
WorleyParsons Ltd.	2,101	17,397
WPP AUNZ Ltd., Class A	20,374	7,344
		797,945
Austria-0.39%
ams AG(a)	381	15,260
Oesterreichische Post AG	459	16,377
Porr Ag(b)	459	9,432
Semperit AG Holding(a)	458	6,325
Zumtobel Group AG(a)	1,100	7,826
		55,220
Belgium-1.08%
AGFA-Gevaert N.V.(a)	4,128	16,456
Barco N.V.	71	15,122
bpost S.A.	1,798	17,983
Dieteren S.A./N.V.	422	21,331
Econocom Group S.A./N.V.	2,952	8,810
Greenyard N.V.(b)	2,060	6,624
Ontex Group N.V.	905	14,969
Orange Belgium S.A.	592	12,948
Recticel S.A.	808	6,540
Telenet Group Holding N.V.	261	13,032
Tessenderlo Group S.A.(a)	370	12,061
Viohalco S.A.	2,053	9,089
		154,965
Canada-6.56%
Ag Growth International, Inc.	324	10,568
AGF Management Ltd., Class B	4,186	17,641
Aimia, Inc.(a)	4,703	10,901
Alcanna, Inc.	1,430	5,467
Altus Group Ltd.	302	8,864
Athabasca Oil Corp.(a)	29,468	12,641
ATS Automation Tooling Systems, Inc.(a)	1,331	18,400
AutoCanada, Inc.	3,037	19,313
Badger Daylighting Ltd.	421	13,367
Bird Construction, Inc.	3,016	12,256
Calfrac Well Services Ltd.(a)	8,189	9,675
Canaccord Genuity Group, Inc.	6,920	26,091
Canada Goose Holdings, Inc.(a)	181	6,763
Canfor Pulp Products, Inc.	1,523	10,407
Capstone Mining Corp.(a)	35,218	13,119
Cardinal Energy Ltd.	7,472	12,596
CES Energy Solutions Corp.	9,351	13,582
Clearwater Seafoods, Inc.	1,784	7,599
Colliers International Group, Inc.	302	20,409
Computer Modelling Group Ltd.	1,087	5,538
DIRTT Environmental Solutions(a)	1,145	5,885
Dundee Precious Metals, Inc.(a)	5,272	20,829
Enghouse Systems Ltd.	447	12,830
Ensign Energy Services, Inc.(b)	5,767	12,933
Exchange Income Corp.	877	25,410
Extendicare, Inc.	3,174	19,945
Fiera Capital Corp.	1,732	13,139
FirstService Corp.	200	20,816
Fortuna Silver Mines, Inc.(a)	6,164	25,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
Canada-(continued)
Guyana Goldfields, Inc.(a)	14,560	$ 12,163
High Liner Foods, Inc.	1,462	12,708
Horizon North Logistics, Inc.	5,385	3,850
Intertape Polymer Group, Inc.	1,463	20,335
Just Energy Group, Inc.	6,057	6,655
Kelt Exploration Ltd.(a)	3,658	7,763
Magellan Aerospace Corp.	654	7,599
Medical Facilities Corp.	1,555	7,887
Morneau Shepell, Inc.	862	21,219
MTY Food Group, Inc.	223	10,591
Mullen Group Ltd.	3,409	22,987
NuVista Energy Ltd.(a)	8,801	10,663
Pason Systems, Inc.	835	9,922
Pretium Resources, Inc.(a)	2,771	36,431
Quarterhill, Inc.	8,695	12,302
Recipe Unlimited Corp.	940	17,473
Rogers Sugar, Inc.	4,339	17,535
SEMAFO, Inc.(a)	5,832	21,725
Sienna Senior Living, Inc.	1,423	20,079
Sierra Wireless, Inc.(a)	1,256	13,592
Sleep Country Canada Holdings, Inc., REGS(c)	835	13,127
SSR Mining, Inc.(a)	2,010	33,082
Stelco Holdings, Inc.	1,131	9,473
Tamarack Valley Energy Ltd.(a)	10,518	14,881
TMAC Resources, Inc., REGS(c)	1,029	4,228
Torex Gold Resources, Inc.(a)	2,381	38,310
Transat AT, Inc.(a)	2,815	32,222
Trevali Mining Corp.(a)	64,640	8,999
Trican Well Service Ltd.(a)	23,223	16,428
Wajax Corp.	1,316	15,618
Western Forest Products, Inc.(b)	18,896	17,064
Westshore Terminals Investment Corp.	962	15,819
Winpak Ltd.	431	15,167
		940,394
China-0.59%
BYD Electronic International Co. Ltd.	9,421	11,338
CGN New Energy Holdings Co. Ltd.	44,801	5,032
COSCO SHIPPING International Hong Kong Co. Ltd.	62,211	18,103
Kerry Logistics Network Ltd.	8,581	13,295
Sinotruk Hong Kong Ltd.	7,565	11,682
Towngas China Co. Ltd.(a)	13,679	9,462
VSTECS Holdings Ltd.	29,917	15,235
		84,147
Colombia-0.11%
Frontera Energy Corp.	1,688	16,324
Denmark-1.26%
ALK-Abello A/S(a)	34	6,875
D/S Norden A/S	742	9,677
FLSmidth & Co. A/S	545	23,513
Genmab A/S(a)	71	14,518
GN Store Nord A/S	575	24,119
Matas A/S	960	7,586
NKT A/S(a)	795	10,421
NNIT A/S, REGS(c)	361	3,732
Per Aarsleff Holding A/S	427	15,199
Schouw & Co. A/S	196	13,496
	Shares	Value
Denmark-(continued)
Topdanmark A/S	533	$ 26,577
Tryg A/S	840	25,160
		180,873
Egypt-0.20%
Centamin PLC	16,557	29,258
Finland-1.29%
Bittium Oyj	1,488	10,061
Cargotec Oyj, Class B	664	18,880
Caverion Oyj	1,492	9,563
Ferratum Oyj, REGS(b)(c)	257	2,859
Kemira Oyj	1,691	23,836
Konecranes Oyj	561	16,699
Lehto Group Oyj(b)	956	2,127
Outotec Oyj(a)	2,027	11,550
Sanoma Oyj	1,242	12,761
Stockmann Oyj Abp, Class B	4,918	12,132
Tieto Oyj	863	21,269
Uponor Oyj	994	10,279
Valmet Oyj	1,020	18,489
YIT Oyj	2,678	14,790
		185,295
France-3.50%
Akka Technologies	92	5,967
Albioma S.A.	353	9,135
Altran Technologies S.A.	1,514	24,126
Beneteau S.A.	469	4,424
Bonduelle SCA	395	10,157
CGG SA(a)	9,662	19,695
Cie des Alpes	330	8,958
Cie Plastic Omnium S.A.	777	18,859
Dassault Aviation S.A.	21	29,925
Derichebourg S.A.	2,942	10,523
Elior Group S.A., REGS(b)(c)	2,046	26,092
Eramet	152	7,553
Fnac Darty S.A.(a)	248	16,209
Gaztransport Et Technigaz S.A.	102	9,559
Imerys S.A.	482	19,693
Innate Pharma S.A.(a)	523	3,482
Ipsen S.A.	135	14,213
Ipsos	695	18,751
JCDecaux S.A.	726	19,444
Kaufman & Broad S.A.	323	12,329
LISI	245	6,556
Maisons du Monde S.A., REGS(c)	496	8,963
Mersen S.A.	318	10,821
Metropole Television S.A.	814	14,002
Neopost S.A.	1,068	21,747
Nexans S.A.	760	24,439
Societe BIC S.A.	299	19,131
Sopra Steria Group	213	27,350
Tarkett S.A.	528	7,826
Technicolor S.A.(a)	19,720	17,265
Television Francaise 1	2,097	19,098
Vicat S.A.	409	17,904
Vilmorin & Cie S.A.	139	7,478
Worldline S.A., REGS(a)(c)	143	9,890
		501,564
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
Germany-4.28%
AIXTRON SE(a)	368	$ 3,638
Amadeus Fire AG	87	10,175
AURELIUS Equity Opportunities SE & Co. KGaA	438	17,075
Axel Springer SE	419	29,070
Bechtle AG	179	17,741
Bertrandt AG	139	6,919
CANCOM SE	223	13,237
CTS Eventim AG & Co.KGaA	283	15,520
Deutz AG	1,383	8,072
Draegerwerk AG & Co.KGaA, Preference Shares	239	11,397
Duerr AG	521	13,242
ElringKlinger AG(a)	1,395	7,435
Fielmann AG	402	28,665
Fraport AG Frankfurt Airport Services Worldwide	312	26,106
Gerresheimer AG	277	20,941
Heidelberger Druckmaschinen AG(a)(b)	8,271	10,156
Hella GmbH & Co.KGaA	474	19,773
Jungheinrich AG, Preference Shares	831	17,699
Kloeckner & Co. SE	4,477	26,845
Krones AG	197	10,847
KSB SE & Co. KGaA, Preference Shares	39	11,682
MLP SE	2,508	12,512
Nordex SE(a)	795	8,041
Norma Group SE	308	9,741
Puma SE	275	20,911
QSC AG	4,745	6,814
Rational AG	14	9,775
RHOEN-KLINIKUM AG	717	17,766
RIB Software SE	205	4,574
SAF-Holland S.A.	764	6,958
Sartorius AG, Preference Shares	79	15,825
Scout24 AG, REGS(a)(c)	429	25,417
Siltronic AG	172	11,092
Sixt SE	68	6,534
SMA Solar Technology AG(a)	255	5,953
Stabilus S.A.	143	6,435
STO SE & Co.KGaA, Preference Shares	95	9,813
Stroeer SE & Co.KGaA	150	11,225
Suedzucker AG	1,359	22,449
Takkt AG	553	7,016
Trivago N.V., ADR	2,301	11,229
Wacker Chemie AG	199	15,520
Wirecard AG	159	25,407
Zalando SE, REGS(a)(c)	316	15,660
		612,902
Hong Kong-1.47%
ASM Pacific Technology Ltd.	2,316	26,558
Cafe de Coral Holdings Ltd.	5,419	17,290
Cathay Pacific Airways Ltd.(b)	12,847	16,757
Cosmopolitan International Holdings Ltd.	13,606	2,466
Esprit Holdings Ltd.	70,492	10,616
Genting Hong Kong Ltd.	56,128	6,949
Giordano International Ltd.	28,774	8,997
Hutchison Telecommunications Hong Kong Holdings Ltd.	39,837	6,660
Luk Fook Holdings International Ltd.	4,191	10,473
Melco International Development Ltd.	9,812	21,915
Pacific Basin Shipping Ltd.	73,286	14,310
Pacific Textiles Holdings Ltd.	18,148	12,253
	Shares	Value
Hong Kong-(continued)
Road King Infrastructure Ltd.	5,925	$ 10,420
Television Broadcasts Ltd.	7,605	12,016
Texhong Textile Group Ltd.	5,901	4,978
Truly International Holdings Ltd.	84,494	10,892
VTech Holdings Ltd.	2,137	16,910
		210,460
Ireland-0.62%
C&C Group PLC	3,483	15,266
Dalata Hotel Group PLC	1,299	6,230
Glanbia PLC	1,182	12,984
Greencore Group PLC	5,992	15,317
Kingspan Group PLC	546	24,978
Origin Enterprises PLC	2,501	13,358
		88,133
Israel-0.35%
CyberArk Software Ltd.(a)	132	14,829
Ituran Location and Control Ltd.	357	9,189
Plus500 Ltd.	1,679	13,937
Wix.com Ltd.(a)	86	12,062
		50,017
Italy-2.01%
ACEA S.p.A.	603	11,727
ASTM S.p.A.	496	15,327
Autogrill S.p.A.	1,887	18,194
Brunello Cucinelli S.p.A.	133	4,136
Davide Campari-Milano S.p.A.	1,955	18,354
De Longhi S.p.A.	509	9,899
FInc.antieri S.p.A.	7,319	7,395
IMMSI S.p.A.(a)	13,472	9,347
Iren S.p.A.	7,946	21,614
Italmobiliare S.p.A.	722	15,886
Maire Tecnimont S.p.A.(b)	3,029	7,392
MARR S.p.A.	424	9,227
Mediaset S.p.A.(a)	6,295	19,341
Moncler S.p.A.	358	13,440
OVS S.p.A., REGS(a)(c)	5,608	10,270
Piaggio & C S.p.A.	2,736	8,852
PRADA S.p.A.	4,089	11,481
Recordati S.p.A.	422	18,524
Safilo Group S.p.A.	5,088	5,547
Salini Impregilo S.p.A.(a)(b)	4,949	9,641
Salvatore Ferragamo S.p.A.	298	5,700
Societa Iniziative Autostradali e Servizi S.p.A.	815	13,705
Sogefi S.p.A.(a)	4,681	6,444
Tods S.p.A.	129	6,606
Zignago Vetro S.p.A.	907	10,048
		288,097
Ivory Coast-0.21%
Endeavour Mining Corp.(a)	1,516	29,606
Japan-37.11%
ABC-Mart, Inc.	235	15,033
Achilles Corp.	930	12,967
Adastria Co. Ltd.	322	6,237
ADEKA Corp.	1,553	18,859
Advantest Corp.	772	31,747
Aeon Delight Co. Ltd.	424	13,102
Aeon Mall Co. Ltd.	1,214	19,112
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
Japan-(continued)
Aica Kogyo Co. Ltd.	465	$ 13,296
Aichi Steel Corp.	616	18,049
Ain Holdings, Inc.	165	8,923
Aisan Industry Co. Ltd.	2,005	13,600
Alpen Co. Ltd.	871	12,711
Anritsu Corp.	746	13,979
AOKI Holdings, Inc.	1,236	12,099
Aoyama Trading Co. Ltd.	1,203	21,307
Arata Corp.	599	20,541
Ariake Japan Co Ltd.	117	8,873
Aruhi Corp.	218	3,982
Asahi Diamond Industrial Co. Ltd.	2,086	11,791
Asahi Holdings, Inc.	435	9,200
Asahi Intecc Co. Ltd.	326	7,291
Asics Corp.	1,823	23,564
ASKUL Corp.	302	8,248
Ateam, Inc.	361	3,792
Autobacs Seven Co. Ltd.	1,234	20,694
Axial Retailing, Inc.	385	13,783
Belc Co. Ltd.	295	14,202
Benesse Holdings, Inc.	1,025	26,247
Bic Camera, Inc.	1,738	17,242
Canon Marketing Japan, Inc.	791	16,126
Capcom Co Ltd.	500	13,034
Casio Computer Co. Ltd.	2,108	29,452
Cawachi Ltd.	748	14,207
Central Glass Co. Ltd.	828	17,193
Chiyoda Co. Ltd.	953	13,737
Chiyoda Corp.(a)	4,659	12,992
Chugoku Marine Paints Ltd.	1,085	8,740
CI Takiron Corp.	1,910	11,282
Citizen Watch Co. Ltd.	5,761	26,269
Cleanup Corp.	2,477	12,275
cocokara fine, Inc.	365	20,048
Colowide Co. Ltd.	576	11,190
COMSYS Holdings Corp.	1,213	34,340
CyberAgent, Inc.	377	17,013
Daido Steel Co. Ltd.	575	21,587
Daifuku Co. Ltd.	359	16,978
Daihen Corp.	338	9,712
Daiichi Jitsugyo Co. Ltd.	618	16,104
Daiichikosho Co. Ltd.	405	18,276
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	525	13,750
Daio Paper Corp.	1,343	16,208
DCM Holdings Co. Ltd.	2,309	22,928
DeNA Co. Ltd.	1,001	21,153
Disco Corp.	133	24,183
DMG Mori Co. Ltd.	1,882	25,550
Doutor Nichires Holdings Co. Ltd.	808	15,377
Duskin Co. Ltd.	860	22,094
EDION Corp.	3,159	30,118
FCC Co. Ltd.	588	10,691
FP Corp.	215	14,158
Freebit Co., Ltd.	229	2,222
Fudo Tetra Corp.	944	10,023
Fuji Corp.	1,033	13,868
Fuji Oil Co. Ltd.	5,474	12,016
Fuji Oil Holdings, Inc.	540	15,043
Fuji Seal International, Inc.	356	9,686
	Shares	Value
Japan-(continued)
Fujimori Kogyo Co. Ltd.	602	$ 16,754
Fujitec Co. Ltd.	1,219	14,390
Fujitsu General Ltd.	735	11,841
Funai Electric Co. Ltd.	1,007	5,398
Futaba Industrial Co. Ltd.	2,768	18,228
Gakken Holdings Co., Ltd.	115	5,710
Geo Holdings Corp.	1,045	13,123
GNI Group Ltd.	130	6,650
Godo Steel Ltd.	509	9,869
GS Yuasa Corp.	1,333	22,354
G-Tekt Corp.	851	12,323
GungHo Online Entertainment, Inc.	475	10,803
Gunze Ltd.	293	12,146
Gurunavi, Inc.	1,119	7,169
H.I.S. Co., Ltd.	510	12,473
Hamakyorex Co. Ltd.	261	8,987
Hamamatsu Photonics KK	726	25,102
Happinet Corp.	749	8,715
Hazama Ando Corp.	3,215	21,475
Heiwa Corp.	726	14,644
Hibiya Engineering Ltd.	890	15,503
Hisamitsu Pharmaceutical Co., Inc.	443	17,946
Hitachi Chemical Co. Ltd.	927	28,995
Hitachi High-Technologies Corp.	574	31,040
Hitachi Transport System Ltd.	678	21,270
Hitachi Zosen Corp.	5,779	18,511
Hokuto Corp.	973	17,398
Hoshizaki Corp.	296	21,305
Hosiden Corp.	1,156	10,891
House Foods Group, Inc.	564	21,520
Ichikoh Industries Ltd.	484	3,292
IDOM Inc.	2,040	7,995
Inaba Denki Sangyo Co. Ltd.	558	25,023
Ines Corp.	1,247	12,876
Iseki & Co. Ltd.	1,070	13,659
Ishihara Sangyo Kaisha Ltd.	739	6,036
Itochu Enex Co. Ltd.	2,489	19,017
Itochu Techno-Solutions Corp.	757	20,882
Itochu-Shokuhin Co. Ltd.	484	19,014
Itoki Corp.	2,830	11,145
Iwatani Corp.	866	28,637
Izumi Co. Ltd.	438	16,691
Japan Aviation Electronics Industry Ltd.	1,112	14,719
Japan Petroleum Exploration Co. Ltd.	916	22,394
Japan Pulp & Paper Co. Ltd.	672	23,678
Japan Wool Textile Co. Ltd. (The)	1,681	14,364
Jeol Ltd.	399	8,789
J-Oil Mills, Inc.	583	21,915
Joshin Denki Co. Ltd.	637	11,654
Joyful Honda Co. Ltd.	1,352	17,221
Juki Corp.	831	6,435
Kaga Electronics Co. Ltd.	1,002	15,047
Kaken Pharmaceutical Co. Ltd.	428	20,524
Kamei Corp.	1,620	16,102
Kanamoto Co. Ltd.	636	16,471
Kanematsu Corp.	2,536	28,861
Kato Sangyo Co. Ltd.	836	24,534
Keihan Holdings Co. Ltd.	681	28,550
Keihin Corp.	1,246	17,033
Keikyu Corp.	1,675	30,740
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
Japan-(continued)
Keiyo Co. Ltd.	3,144	$ 13,921
Klab, Inc.	576	5,763
KNT-CT Holdings Co., Ltd.	743	10,206
Kobe Bussan Co., Ltd.	192	9,478
Konami Holdings Corp.	667	30,257
Krosaki Harima Corp.	103	5,007
Kumiai Chemical Industry Co. Ltd.	1,114	9,823
Kureha Corp.	226	12,158
Kurita Water Industries Ltd.	1,130	29,414
KYB Corp.(a)	603	16,690
Kyodo Printing Co. Ltd.	640	16,454
Kyoritsu Maintenance Co. Ltd.	203	8,032
Kyowa Hakko Kirin Co. Ltd.	1,576	28,879
Leopalace21 Corp.(a)(b)	9,552	26,187
Life Corp.	712	14,033
Linical Co., Ltd.	339	3,293
M3, Inc.	493	10,474
Mabuchi Motor Co. Ltd.	599	21,247
Maeda Corp.	2,476	20,014
Makino Milling Machine Co. Ltd.	439	17,805
Marui Group Co. Ltd.	1,169	23,293
Maruwa Co., Ltd.	111	6,233
Matsumotokiyoshi Holdings Co. Ltd.	761	28,248
Maxell Holdings Ltd.	904	12,230
McDonalds Holdings Co.Japan Ltd.	354	16,625
Megmilk Snow Brand Co. Ltd.	1,061	24,440
Meidensha Corp.	1,158	19,081
Meitec Corp.	296	15,282
Miraca Holdings, Inc.	954	21,058
Mirait Holdings Corp.	1,219	18,019
Misawa Homes Co. Ltd.	1,152	11,450
MISUMI Group, Inc.	972	22,051
Mitsuba Corp.	2,473	12,604
Mitsubishi Logisnext Co. Ltd.	665	7,123
Mitsubishi Paper Mills Ltd.	2,661	12,284
Mitsubishi Shokuhin Co. Ltd.	1,206	29,711
Mitsuboshi Belting Ltd.	617	10,155
Mitsui High-Tec, Inc.	509	5,946
Mitsui-Soko Holdings Co. Ltd.	872	13,292
Miura Co. Ltd.	393	10,852
Mixi, Inc.	960	20,132
Mizuno Corp.	636	16,483
Morinaga & Co. Ltd.	348	17,212
Morinaga Milk Industry Co. Ltd.	658	27,214
Nabtesco Corp.	855	24,608
Namura Shipbuilding Co. Ltd.	3,312	7,395
NET One Systems Co. Ltd.	465	12,477
Neturen Co. Ltd.	1,464	11,062
Nichias Corp.	1,013	16,854
Nichicon Corp.	1,287	11,325
Nihon Parkerizing Co. Ltd.	1,380	15,289
Nihon Unisys Ltd.	508	16,440
Nikkiso Co. Ltd.	720	7,550
Nikkon Holdings Co. Ltd.	1,060	23,648
Nippon Carbon Co., Ltd.	117	3,963
Nippon Chemical Industrial Co., Ltd.	317	6,251
Nippon Chemi-Con Corp.	535	6,991
Nippon Flour Mills Co. Ltd.	1,540	24,040
Nippon Gas Co., Ltd.	436	13,247
Nippon Light Metal Holdings Co. Ltd.	13,053	22,627
	Shares	Value
Japan-(continued)
Nippon Paint Holdings Co. Ltd.	639	$ 30,281
Nippon Shokubai Co. Ltd.	406	23,523
Nippon Soda Co. Ltd.	643	14,793
Nippon Yakin Kogyo Co. Ltd.	4,416	8,862
Nishimatsu Construction Co. Ltd.	1,072	19,189
Nissan Chemical Corp.	609	25,790
Nissan Shatai Co. Ltd.	1,915	16,995
Nissha Co. Ltd.	1,164	10,374
Nisshin Oillio Group Ltd. (The)	712	22,136
Nisshin Seifun Group, Inc.	1,606	30,230
Nissin Kogyo Co. Ltd.	1,107	14,309
Nittetsu Mining Co. Ltd.	362	13,318
NOF Corp.	640	20,772
Nojima Corp.	870	14,844
Obic Co. Ltd.	178	20,375
Oki Electric Industry Co. Ltd.	2,237	31,381
Okinawa Electric Power Co., Inc. (The)	1,105	16,813
OKUMA Corp.	289	14,158
Okuwa Co. Ltd.	1,405	15,024
Onward Holdings Co. Ltd.	3,080	14,566
Open House Co. Ltd.	231	10,500
Oracle Corp. Japan	243	20,947
OSJB Holdings Corp.	3,356	7,209
Otsuka Corp.	675	25,087
OUTSOURCING Inc.	649	5,913
Pacific Industrial Co. Ltd.	771	10,452
Pacific Metals Co., Ltd.	328	5,822
Paltac Corp.	372	18,399
Paramount Bed Holdings Co. Ltd.	368	13,504
Park24 Co. Ltd.	846	17,367
Pasona Group, Inc.	536	7,201
Penta-Ocean Construction Co. Ltd.	4,811	24,974
Pigeon Corp.	320	11,637
Pilot Corp.	327	11,476
Plenus Co. Ltd.	764	12,481
Pola Orbis Holdings, Inc.	754	17,943
Prima Meat Packers Ltd.	700	13,856
Qol Holdings Co. Ltd.	494	6,674
Relo Group, Inc.	532	13,487
Resorttrust, Inc.	927	14,489
Riken Corp.	295	10,102
Rinnai Corp.	365	22,936
Riso Kagaku Corp.	730	12,881
Roland DG Corp.	664	12,236
Round One Corp.	591	9,660
Royal Holdings Co. Ltd.	550	13,425
Ryohin Keikaku Co. Ltd.	1,210	20,872
Ryosan Co. Ltd.	937	22,890
S Foods, Inc.	388	11,021
Saibu Gas Co. Ltd.	709	14,809
Saizeriya Co. Ltd.	448	11,121
Sakai Chemical Industry Co. Ltd.	502	10,896
Sakata INX Corp.	1,243	10,645
San-Ai Oil Co. Ltd.	2,789	25,881
Sanden Holdings Corp.(a)	2,393	11,160
Sanken Electric Co. Ltd.	577	10,073
Sanki Engineering Co. Ltd.	1,402	16,629
Sankyo Tateyama, Inc.	1,567	16,948
Sanoh Industrial Co. Ltd.	2,576	10,751
Sanwa Holdings Corp.	2,193	24,421
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
Japan-(continued)
Sanyo Denki Co., Ltd.	188	$ 7,492
Sawai Pharmaceutical Co. Ltd.	414	21,998
SBS Holdings, Inc.	433	6,127
SCREEN Holdings Co. Ltd.	390	22,413
SCSK Corp.	481	23,745
Seed Co., Ltd.	451	3,450
Sega Sammy Holdings, Inc.	1,854	25,431
Seiko Holdings Corp.	558	11,718
Senko Group Holdings Co. Ltd.	2,623	20,856
Seria Co., Ltd.	243	5,968
SG Holdings Co. Ltd.	886	23,731
Shima Seiki Manufacturing Ltd.	276	6,644
Shimadzu Corp.	1,082	26,931
Shimamura Co. Ltd.	335	26,195
Shinko Electric Industries Co. Ltd.	1,557	12,263
Shinmaywa Industries Ltd.	1,176	13,749
Shinoken Group Co., Ltd.	681	5,941
Ship Healthcare Holdings, Inc.	480	22,204
Shizuoka Gas Co. Ltd.	1,680	13,881
Showa Corp.	962	12,326
Showa Sangyo Co. Ltd.	774	22,313
Siix Corp.	810	10,325
SKY Perfect JSAT Holdings, Inc.	2,720	10,942
Sohgo Security Services Co. Ltd.	549	27,723
Square Enix Holdings Co. Ltd.	541	21,610
Sugi Holdings Co. Ltd.	355	18,629
Sumida Corp.	592	5,577
Sumitomo Bakelite Co. Ltd.	452	16,160
Sumitomo Dainippon Pharma Co. Ltd.	853	14,915
Sumitomo Mitsui Construction Co. Ltd.	3,457	17,164
Sumitomo Osaka Cement Co. Ltd.	630	26,323
Sumitomo Riko Co. Ltd.	1,703	12,210
Sundrug Co. Ltd.	766	23,851
Tachi-S Co. Ltd.	1,373	15,432
Tadano Ltd.	1,406	12,438
Taiyo Nippon Sanso Corp.	1,090	21,626
Taiyo Yuden Co. Ltd.	1,115	20,998
Takamatsu Construction Group Co. Ltd.	637	13,533
Takasago International Corp.	460	11,090
Takasago Thermal Engineering Co. Ltd.	1,179	19,116
Takeuchi Manufacturing Co. Ltd.	568	8,428
Tamron Co. Ltd.	447	9,231
Tamura Corp.	1,918	9,595
Tateru, Inc.	601	940
TechnoPro Holdings, Inc.	190	11,044
T-Gaia Corp.	610	12,264
TIS, Inc.	627	36,801
TKC Corp.	341	14,665
Toa Corp.	551	6,670
Tobishima Corp.	1,153	12,144
Toenec Corp.	537	15,911
Toho Co. Ltd.	606	25,720
Toho Zinc Co. Ltd.	456	7,948
Token Corp.	200	11,776
Tokushu Tokai Paper Co. Ltd.	428	14,576
Tokuyama Corp.	861	18,178
Tokyo Century Corp.	301	12,137
Tokyu Construction Co. Ltd.	2,436	16,822
Tomy Co. Ltd.	975	10,168
Tonami Holdings Co. Ltd.	205	8,314
	Shares	Value
Japan-(continued)
Topy Industries Ltd.	612	$ 10,499
Towa Pharmaceutical Co. Ltd.	398	9,130
Toyo Construction Co. Ltd.	3,637	14,528
Toyo Tire Corp.	1,415	17,317
Toyobo Co. Ltd.	2,023	25,787
Toyota Boshoku Corp.	1,825	24,621
Transcosmos, Inc.	646	15,428
Trend Micro, Inc.	622	30,179
TS Tech Co. Ltd.	828	22,778
TSI Holdings Co. Ltd.	1,961	9,810
Tsubaki Nakashima Co. Ltd.	527	7,874
Tsubakimoto Chain Co.	559	16,984
Tsugami Corp.	829	6,545
Tsuruha Holdings, Inc.	284	30,983
UACJ Corp.	1,142	16,687
Uchida Yoko Co. Ltd.	339	10,444
Ulvac, Inc.	525	21,392
United Super Markets Holdings, Inc.	1,839	16,580
Unitika Ltd.(a)	3,487	10,085
Valor Holdings Co. Ltd.	957	16,075
Wacoal Holdings Corp.	721	16,852
Wacom Co. Ltd.	2,521	7,861
Warabeya Nichiyo Holdings Co. Ltd.	904	14,930
Welcia Holdings Co. Ltd.	403	21,072
Yorozu Corp.	1,003	11,831
Yoshinoya Holdings Co. Ltd.	893	18,921
Yuasa Trading Co. Ltd.	892	24,597
Zeon Corp.	2,125	24,784
Zojirushi Corp.	622	7,606
ZOZO, Inc.	519	10,376
		5,317,279
Jordan-0.13%
Hikma Pharmaceuticals PLC	758	18,620
Luxembourg-0.22%
Eurofins Scientific SE(b)	38	17,426
L’Occitane International S.A.	6,988	13,556
		30,982
Macau-0.13%
SJM Holdings Ltd.	20,113	19,021
Malta-0.08%
Kindred Group PLC, SDR	2,082	11,672
Mexico-0.07%
Fresnillo PLC(b)	1,076	9,702
Netherlands-1.83%
Aalberts N.V.	767	29,022
Accell Group N.V.	329	8,116
AMG Advanced Metallurgical Group N.V.(b)	257	5,726
Arcadis N.V.	1,206	22,857
BE Semiconductor Industries N.V.	502	14,843
Boskalis Westminster	1,081	21,541
Corbion N.V.	724	20,602
Euronext N.V., REGS(c)	302	23,729
Fugro N.V., CVA(a)(b)	1,920	13,583
Heijmans N.V., CVA(a)	977	8,715
Intertrust N.V., REGS(c)	827	17,186
InterXion Holding N.V.(a)	480	38,851
OCI N.V.(a)	422	9,264
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
Netherlands-(continued)
PostNL N.V.	4,018	$ 8,020
TKH Group N.V., CVA	313	15,015
TomTom N.V.	464	5,665
		262,735
New Zealand-1.01%
Air New Zealand Ltd.	12,122	21,904
Fisher & Paykel Healthcare Corp. Ltd.	1,801	18,913
Genesis Energy Ltd.	9,999	21,694
Meridian Energy Ltd.	10,703	33,617
SKY Network Television Ltd.	21,079	14,624
SKYCITY Entertainment Group Ltd.	6,833	16,462
Z Energy Ltd.	4,436	17,738
		144,952
Norway-1.36%
Aker ASA, Class A	317	16,257
Atea ASA	1,937	24,760
Austevoll Seafood ASA	1,440	14,793
BW Offshore Ltd.(a)	3,183	20,675
DNO ASA	3,642	4,825
Frontline Ltd.(a)	831	7,132
Norwegian Air Shuttle ASA(a)(b)	1,742	6,965
Odfjell Drilling Ltd.(a)(b)	4,290	11,919
Petroleum Geo-Services ASA(a)	8,460	10,136
Schibsted ASA, Class A	809	24,662
Stolt-Nielsen Ltd.	1,976	21,417
TGS NOPEC Geophysical Co. ASA	876	21,144
Tomra Systems ASA	368	10,346
		195,031
Portugal-0.31%
Mota-Engil SGPS S.A.	2,766	5,769
Navigator Co. S.A. (The)	3,145	10,640
NOS, SGPS S.A.	2,922	17,199
Semapa-Sociedade de Investimento e Gestao	761	10,107
		43,715
Russia-0.11%
Highland Gold Mining Ltd.	2,493	6,983
Petropavlovsk PLC(a)	66,920	8,182
		15,165
Singapore-0.65%
Accordia Golf Trust	28,228	10,785
China Aviation Oil Singapore Corp. Ltd.	18,311	15,180
Singapore Exchange Ltd.	4,175	24,679
Singapore Post Ltd.	16,140	10,704
StarHub Ltd.	9,780	9,307
Venture Corp. Ltd.	2,081	22,772
		93,427
South Africa-0.02%
Petra Diamonds Ltd.(a)	25,554	2,480
South Korea-8.73%
Able C&C Co. Ltd.(a)	325	2,723
AK Holdings, Inc.	275	7,560
Amorepacific Corp.	166	17,816
AMOREPACIFIC Group	360	17,536
Asiana Airlines, Inc.(a)	3,405	16,192
Celltrion, Inc.(a)	97	12,573
Chabiotech Co. Ltd.	335	3,914
	Shares	Value
South Korea-(continued)
CJ CGV Co. Ltd.	279	$ 7,728
CJ ENM CO., Ltd.	77	10,229
CJ Logistics Corp.(a)	119	14,049
CLIO Cosmetics Co., Ltd.	149	2,257
Coreana Cosmetics Co., Ltd.	2,358	6,765
COSON Co., Ltd.(a)	773	3,721
Cuckoo Holdings Co. Ltd.	27	2,341
Dae Hwa Pharmaceutical Co., Ltd.	487	5,569
Daesang Holdings Co. Ltd.	2,848	15,895
Daewoo Engineering & Construction Co. Ltd.(a)	5,741	19,812
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	501	11,292
DB HiTek Co. Ltd.	635	7,707
Dongkuk Steel Mill Co. Ltd.(a)	4,113	20,578
Dongwha Pharm Co., Ltd.	1,434	9,744
Dongwon F&B Co. Ltd.	28	5,039
Doosan Bobcat, Inc.	847	25,069
Doosan Infracore Co. Ltd.(a)	4,540	23,164
DY Corp.	1,933	7,652
E1 Corp.	282	11,164
Eugene Corp.	1,241	5,020
Fila Korea Ltd.	130	6,139
Grand Korea Leisure Co., Ltd.	493	7,855
Gravity Co. Ltd., ADR	45	1,349
GS Global Corp.	4,446	9,250
GS Home Shopping, Inc.	72	9,481
GS Retail Co. Ltd.	523	16,710
Halla Corp.(a)	2,225	5,465
Hana Tour Service, Inc.	132	4,555
Hanjin Kal Corp.	198	4,822
Hanjin Transportation Co. Ltd.	201	4,862
Hanon Systems	1,566	14,997
Hansol Holdings Co. Ltd.(a)	2,922	10,590
Hansol Technics Co., Ltd.(a)	1,106	6,419
Hanwha Aerospace Co. Ltd.(a)	644	20,682
Hanwha General Insurance Co. Ltd.	5,553	14,991
Hanyang Eng Co., Ltd.	587	5,743
HDC Holdings Co. Ltd.	1,687	17,619
Hite Jinro Co. Ltd.	826	15,003
Hotel Shilla Co. Ltd.	119	7,742
Humax Co., Ltd.	1,153	5,435
Humedix Co., Ltd.	346	6,170
Hyundai Corp.	506	7,854
Hyundai Department Store Co. Ltd.	271	17,451
Hyundai Elevator Co. Ltd.	104	6,757
Hyundai Greenfood Co. Ltd.	1,131	10,738
Hyundai Home Shopping Network Corp.	132	10,146
Hyundai Merchant Marine Co. Ltd.(a)	3,431	9,617
Hyundai Rotem Co. Ltd.(a)	488	6,910
Hyundai Wia Corp.	665	23,690
iMarketKorea, Inc.	1,155	10,918
Interpark Holdings Corp.	6,156	10,775
IS Dongseo Co. Ltd.	333	8,289
It’s Hanbul Co., Ltd.	191	3,043
JW Holdings Corp.	1,959	9,930
JW Shinyak Corp.	1,562	5,539
Kakao Corp.	175	19,432
Kangwon Land, Inc.	1,015	23,673
KCC Corp.	122	22,713
KEPCO Plant Service & Engineering Co., Ltd.	377	9,851
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
South Korea-(continued)
KH Vatec Co., Ltd.	492	$ 3,607
Kolon Corp.	711	8,893
Kolon Industries, Inc.	523	17,185
Korea Aerospace Industries Ltd.	506	16,418
Korea Line Corp.(a)	291	5,586
Korea Petrochemical Ind Co. Ltd.	115	11,108
Kumho Industrial Co., Ltd.	416	4,430
Kumho Petrochemical Co. Ltd.	247	14,336
Kumho Tire Co.Inc.(a)	2,504	8,476
LF Corp.	642	10,230
LG Hausys Ltd.	301	14,637
LG Innotek Co. Ltd.	291	23,664
Lotte Chilsung Beverage Co. Ltd.	98	10,518
LOTTE Fine Chemical Co., Ltd.	308	11,087
Lotte Food Co., Ltd.	23	8,412
Lotte Non-Life Insurance Co. Ltd.(a)	6,165	9,213
LS Industrial Systems Co., Ltd.	283	10,736
Mando Corp.	721	20,298
Meritz Fire & Marine Insurance Co. Ltd.	1,511	22,392
NCSoft Corp.	62	27,487
NHN Entertainment Corp.(a)	128	6,415
NICE Holdings Co. Ltd.	541	8,777
OCI Co. Ltd.	343	18,803
Ottogi Corp.	22	10,371
Pan Ocean Co. Ltd.(a)	3,385	13,582
Paradise Co. Ltd.	435	5,818
Partron Co. Ltd.	543	5,223
POSCO Chemtech Co. Ltd.	115	5,004
S&T Motiv Co. Ltd.	248	10,708
Sam Kwang Glass Co., Ltd.	180	4,755
Samchully Co. Ltd.	196	13,641
SAMPYO Cement Co., Ltd.	1,020	2,893
Samsung Engineering Co., Ltd.(a)	1,395	17,851
Samyang Holdings Corp.	190	9,443
Seah Besteel Corp.	786	10,480
Sejong Industrial Co., Ltd.	963	3,697
Seoul Semiconductor Co. Ltd.	589	7,173
SFA Engineering Corp.	282	9,266
SFA Semicon Co., Ltd.(a)	1,550	3,206
Shinsegae, Inc.	90	17,164
SK Discovery Co. Ltd.	739	13,575
SK Gas Ltd.	178	11,242
SKC Co. Ltd.	464	17,621
Ssangyong Cement Industrial Co. Ltd.	1,237	5,923
Sungwoo Hitech Co. Ltd.	4,168	12,181
Taekwang Industrial Co. Ltd.	10	8,859
Taeyoung Engineering & Construction Co. Ltd.	730	7,323
Youngone Corp.	287	8,340
Yuhan Corp.	87	16,484
		1,250,845
Spain-1.24%
Acerinox S.A.	2,235	18,534
Almirall S.A.	575	10,967
Construcciones y Auxiliar de Ferrocarriles S.A.	407	17,704
Ence Energia y Celulosa S.A.	1,903	7,477
Euskaltel S.A., REGS(c)	1,357	11,432
Grupo Catalana Occidente S.A.	531	17,894
Indra Sistemas S.A.(a)	1,863	14,690
Melia Hotels International S.A.	1,277	10,547
	Shares	Value
Spain-(continued)
Pharma Mar S.A.	1,348	$ 2,990
Prosegur Cia de Seguridad S.A.	3,988	14,712
Sacyr S.A.	5,721	14,226
Tecnicas Reunidas S.A.(a)	543	13,622
Tubacex S.A.	3,206	9,568
Zardoya Otis S.A.	2,035	14,029
		178,392
Sweden-3.43%
AAK AB	1,362	27,131
Axfood AB	1,382	29,002
Betsson AB	1,888	9,145
Bilia AB, Class A	1,891	15,706
BillerudKorsnas AB	2,311	25,592
Bravida Holding AB, REGS(c)	2,212	18,518
Clas Ohlson AB, Class B	1,011	9,892
Dometic Group AB(c)	2,273	18,533
Elekta AB, Class B	1,721	21,963
Fingerprint Cards AB, Class B(a)(b)	3,394	5,941
Granges AB	1,438	13,028
Hexpol AB	2,366	17,745
Holmen AB, Class B	1,550	36,384
Indutrade AB	678	19,386
Intrum AB	600	15,259
JM AB	782	19,528
KappAhl AB	3,707	7,511
Loomis AB, Class B	746	25,255
Lundin Petroleum AB	593	18,032
Mekonomen AB(a)	694	5,552
New Wave Group AB, Class B	1,304	7,592
Nibe Industrier AB, Class B	2,200	27,548
Nobia AB	2,594	15,262
Nobina AB(c)	1,648	9,301
Nolato AB, Class B	177	9,475
Ratos AB, Class B	9,740	21,512
Saab AB, Class B	671	18,789
SAS AB(a)	7,635	10,471
Thule Group AB, REGS(c)	650	12,905
		491,958
Switzerland-3.57%
ALSO Holding AG	211	30,068
Ascom Holding AG	787	8,049
Barry Callebaut AG	14	28,638
Bucher Industries AG	63	18,579
Burckhardt Compression Holding AG	48	11,328
Conzzeta AG	17	13,779
dormakaba Holding AG	24	16,191
Emmi AG	19	15,381
Forbo Holding AG	10	14,574
GAM Holding AG(a)	6,061	23,571
Implenia AG	581	19,859
IWG PLC	5,486	27,874
Kudelski S.A., BR	1,445	8,806
Logitech International S.A.	750	30,403
Metall Zug AG, Class B	7	14,220
Meyer Burger Technology AG(a)(b)	6,064	2,420
Mobilezone Holding AG	983	9,776
OC Oerlikon Corp. AG	1,931	17,896
Schmolz + Bickenbach AG(a)	22,690	6,627
Schweiter Technologies AG, BR	22	20,567
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
Switzerland-(continued)
SFS Group AG	271	$ 19,802
Siegfried Holding AG	39	16,082
Sulzer AG	250	23,751
Sunrise Communications Group AG, REGS(c)	345	25,994
Tecan Group AG, Class R	74	17,770
Temenos AG(a)	119	19,941
Valora Holding AG	62	17,482
Vifor Pharma AG	204	32,349
		511,777
Taiwan-0.06%
Silicon Motion Technology Corp., ADR	281	9,068
Tanzania-0.08%
Acacia Mining PLC(a)	3,626	11,746
Ukraine-0.05%
Ferrexpo PLC	3,195	7,864
United Arab Emirates-0.05%
NMC Health PLC	247	7,526
United Kingdom-9.17%
888 Holdings PLC	5,547	10,309
Abcam PLC	570	8,032
AO World PLC(a)	3,758	3,181
Ashmore Group PLC(b)	3,123	17,161
ASOS PLC(a)	167	4,840
B&M European Value Retail S.A.	4,808	20,951
Bodycote PLC	2,015	17,583
Bovis Homes Group PLC	1,525	19,092
Cairn Energy PLC(a)	5,858	11,914
Card Factory PLC	4,966	9,326
Chemring Group PLC	5,629	12,244
Cineworld Group PLC	3,666	9,751
Coats Group PLC	7,178	6,395
Computacenter PLC	1,274	20,558
ConvaTec Group PLC, REGS(c)	12,143	25,783
Costain Group PLC	4,047	7,373
Countrywide PLC	101,401	5,557
Crest Nicholson Holdings PLC	3,367	14,237
Dart Group PLC	1,016	9,305
Debenhams PLC(b)(d)	10,288	0
Dechra Pharmaceuticals PLC	264	9,645
Dialog Semiconductor PLC(a)	522	24,696
Dignity PLC	754	4,308
Diploma PLC	698	13,473
Domino’s Pizza Group PLC	3,262	9,526
Dunelm Group PLC	847	9,036
Electrocomponents PLC	2,818	19,939
Elementis PLC	7,028	12,830
EnQuest PLC(a)	58,228	13,076
Essentra PLC	3,815	18,677
Galliford Try PLC	3,334	23,773
Games Workshop Group PLC	104	5,548
Genus PLC	322	10,313
Go-Ahead Group PLC (The)	1,140	28,878
Greggs PLC	576	14,829
GVC Holdings PLC	2,234	17,113
Halfords Group PLC	5,147	11,339
Halma PLC	977	23,357
Hargreaves Lansdown PLC(b)	567	12,968
Hill & Smith Holdings PLC	696	9,748
	Shares	Value
United Kingdom-(continued)
HomeServe PLC	1,353	$ 18,916
Howden Joinery Group PLC	3,989	26,146
Hunting PLC	1,629	9,066
Indivior PLC(a)	28,564	20,983
International Personal Finance PLC	6,197	6,664
J D Wetherspoon PLC	1,116	21,461
JD Sports Fashion PLC	1,469	11,038
John Menzies PLC	2,257	10,940
Just Eat PLC(a)	945	9,044
Keller Group PLC	1,970	15,619
Lookers PLC	21,328	12,104
Luxfer Holdings PLC	358	5,624
Marshalls PLC	1,397	11,807
Mitchells & Butlers PLC(a)	4,436	18,854
Mitie Group PLC	10,475	18,702
Moneysupermarket.com Group PLC	2,826	12,855
Morgan Advanced Materials PLC	5,070	15,782
Morgan Sindall Group PLC	1,214	17,623
N Brown Group PLC	3,524	4,626
National Express Group PLC	5,467	28,256
Ocado Group PLC(a)	464	7,321
Pendragon PLC	84,763	10,529
Pets at Home Group PLC	7,827	22,038
Polypipe Group PLC	1,944	8,878
Premier Oil PLC(a)	16,237	15,970
Provident Financial PLC	3,190	15,668
PZ Cussons PLC	6,619	16,928
QinetiQ Group PLC	5,695	20,016
Redde PLC	6,033	7,788
Redrow PLC	2,286	15,368
Restaurant Group PLC (The)	7,125	13,302
Rightmove PLC	3,445	22,467
Rotork PLC	4,415	16,647
Senior PLC	5,782	14,252
Serco Group PLC(a)	11,842	21,041
SIG PLC	11,724	18,005
Spectris PLC	875	24,626
Spirax-Sarco Engineering PLC	147	14,367
Spire Healthcare Group PLC, REGS(c)	10,447	13,397
Spirent Communications PLC	4,341	9,759
Sports Direct International PLC(a)	3,870	11,745
SSP Group PLC	2,909	25,047
Staffline Group PLC	1,719	3,140
Stagecoach Group PLC	13,305	19,979
Stobart Group Ltd.	5,878	8,619
Superdry PLC	1,168	5,624
Synthomer PLC	3,212	12,095
TalkTalk Telecom Group PLC	10,174	12,626
Ted Baker PLC	450	5,015
Telecom Plus PLC	626	8,844
Ultra Electronics Holdings PLC	733	19,443
Vesuvius PLC	3,468	19,665
Victrex PLC	515	13,033
WH Smith PLC	785	18,719
		1,314,735
United States-0.72%
Altisource Portfolio Solutions S.A.(a)	600	11,880
Caesarstone Ltd.	716	10,733
Core Laboratories N.V.	418	16,548
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)—(continued)
August 31, 2019
	Shares	Value
United States-(continued)
Ferroglobe PLC	9,841	$ 12,892
Frank’s International N.V.(a)	1,594	6,934
IMAX Corp.(a)	908	18,995
Playa Hotels & Resorts N.V.(a)	1,941	15,703
Wright Medical Group N.V.(a)	438	9,132
		102,817
Total Common Stocks & Other Equity Interests (Cost $15,370,822)		14,286,012
Money Market Funds-0.16%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $23,033)	23,033	23,033
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $15,393,855)		14,309,045
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.90%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	204,267	$ 204,267
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	68,062	68,089
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $272,355)		272,356
TOTAL INVESTMENTS IN SECURITIES-101.75% (Cost $15,666,210)		14,581,401
OTHER ASSETS LESS LIABILITIES-(1.75)%		(251,149)
NET ASSETS-100.00%		$14,330,252
Investment Abbreviations:
ADR-American Depositary Receipt
BR-Bearer Shares
CVA-Dutch Certificates
REGS-Regulation S
SDR-Swedish Depository Receipt

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $297,016, which represented 2.07% of the Fund’s Net Assets.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)
August 31, 2019
Schedule of Investments
	Shares	Value
Common Stocks & Other Equity Interests-99.70%
Brazil-8.56%
Banco Bradesco S.A., Preference Shares	63,690	$ 507,862
BB Seguridade Participacoes S.A.	3,130	24,746
Braskem S.A., Class A, Preference Shares(a)	4,207	28,731
BRF S.A.(a)	6,807	62,828
CCR S.A.	7,326	28,810
Cia de Saneamento Basico do Estado de Sao Paulo	2,034	25,448
Cia de Saneamento do Parana, Preference Shares	3,900	16,517
Cia Energetica de Minas Gerais, Preference Shares	10,957	39,138
Cia Energetica de Sao Paulo, Class B, Preference Shares	2,700	18,178
Cia Siderurgica Nacional S.A.	3,718	12,921
Cielo S.A.	13,642	25,586
Cosan Ltd., Class A(a)	6,689	93,780
Cosan S.A.	1,473	17,820
EDP - Energias do Brasil S.A.	2,983	14,510
Embraer S.A.	7,200	31,276
Equatorial Energia S.A.	880	20,395
Gerdau S.A., Preference Shares	18,709	58,270
Hypera S.A.	1,650	12,846
Kroton Educacional S.A.	12,143	29,621
Lojas Americanas S.A., Preference Shares	3,286	14,894
Lojas Renner S.A.	1,301	15,915
Metalurgica Gerdau S.A., Preference Shares	32,800	49,610
Oi S.A.	102,053	29,390
Petroleo Brasileiro S.A., Preference Shares	95,512	589,409
Telefonica Brasil S.A., Preference Shares	5,625	73,059
TIM Participacoes S.A.	7,054	20,997
Ultrapar Participacoes S.A.	10,200	40,532
Usinas Siderurgicas de Minas Gerais S.A., Class A, Preference Shares	9,297	17,774
Vale S.A.	22,098	243,697
		2,164,560
Chile-0.57%
Embotelladora Andina S.A., Class B, Preference Shares	3,375	10,462
Empresas COPEC S.A.	2,730	24,666
Enel Americas S.A.	306,089	50,283
Enel Chile S.A.	207,203	17,918
SACI Falabella	3,274	18,428
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	905	22,388
		144,145
China-56.68%
58.com, Inc., ADR(a)	774	41,633
AAC Technologies Holdings, Inc.	2,917	12,621
Agile Group Holdings Ltd.	14,515	18,562
Air China Ltd., H Shares	50,567	43,821
Alibaba Group Holding Ltd., ADR(a)	8,518	1,490,906
Aluminum Corp. of China Ltd., H Shares(a)	210,514	61,795
Angang Steel Co. Ltd., H Shares	47,338	16,433
Anhui Conch Cement Co. Ltd., H Shares	19,571	110,277
Autohome, Inc., ADR(a)(b)	188	16,386
AVIC International Holdings Ltd., H Shares(a)	36,366	20,004
	Shares	Value
China-(continued)
BAIC Motor Corp. Ltd., REGS, H Shares(c)	113,950	$ 64,280
Baidu, Inc., ADR(a)	2,240	234,013
BBMG Corp., H Shares	140,461	39,976
Beijing Capital International Airport Co. Ltd., H Shares	24,033	20,182
Beijing Enterprises Holdings Ltd.	5,493	26,184
BEST, Inc., ADR(a)	4,968	21,760
BYD Co. Ltd., H Shares	6,290	32,593
CGN Power Co. Ltd., REGS, H Shares(c)	106,610	28,165
Changyou.com Ltd., ADR	921	5,287
China Agri-Industries Holdings Ltd.	56,066	15,814
China BlueChemical Ltd., H Shares	43,838	11,637
China Coal Energy Co. Ltd., H Shares	100,005	39,694
China Communications Construction Co. Ltd., H Shares	94,386	73,241
China Communications Services Corp. Ltd., H Shares	24,184	13,550
China Conch Venture Holdings Ltd.	3,002	10,000
China Datang Corp. Renewable Power Co. Ltd., H Shares	120,304	11,362
China Eastern Airlines Corp. Ltd., H Shares(a)	47,446	22,344
China Index Holdings Ltd., ADR(a)	565	1,791
China International Marine Containers Group Co., Ltd., H Shares	12,709	11,662
China Jinmao Holdings Group Ltd.	25,926	14,493
China Life Insurance Co., Ltd., H Shares	114,327	267,602
China Longyuan Power Group Corp. Ltd., H Shares	73,995	40,702
China Machinery Engineering Corp., H Shares	54,134	21,210
China Mengniu Dairy Co. Ltd.(a)	7,110	28,221
China Mobile Ltd.	46,586	386,168
China Molybdenum Co., Ltd., H Shares	104,745	28,474
China National Building Material Co. Ltd., H Shares	119,153	102,192
China Oilfield Services Ltd., H Shares	47,297	58,553
China Overseas Land & Investment Ltd.	17,934	56,764
China Pacific Insurance (Group) Co., Ltd., H Shares	114,269	457,931
China Petroleum & Chemical Corp., H Shares	2,164,473	1,267,963
China Power International Development Ltd.	70,748	15,350
China Railway Construction Corp. Ltd., H Shares	282,058	304,544
China Railway Group Ltd., H Shares	406,285	266,005
China Railway Signal & Communication Corp. Ltd., REGS, H Shares(c)	42,243	25,339
China Reinsurance Group Corp., H Shares	487,835	79,694
China Resources Beer Holdings Co. Ltd.	3,740	21,241
China Resources Cement Holdings Ltd.	12,036	10,676
China Resources Gas Group Ltd.	4,047	20,015
China Resources Land Ltd.	12,352	50,289
China Resources Pharmaceutical Group Ltd., REGS(c)	13,530	13,987
China Resources Power Holdings Co. Ltd.	26,803	35,439
China Shenhua Energy Co. Ltd., H Shares	241,454	472,101
China Southern Airlines Co. Ltd., H Shares	65,478	36,853
China Taiping Insurance Holdings Co. Ltd.	27,767	62,584
China Telecom Corp. Ltd., H Shares	179,158	80,257
China Unicom Hong Kong Ltd.	75,463	75,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)
August 31, 2019
	Shares	Value
China-(continued)
China Vanke Co., Ltd., H Shares	84,947	$ 293,805
China Yuchai International Ltd.	758	9,824
Chongqing Iron & Steel Co. Ltd., H Shares	83,794	10,160
CIFI Holdings Group Co., Ltd.	18,040	9,716
CNOOC Ltd.	118,002	176,204
COSCO SHIPPING Energy Transportation Co. Ltd., H Shares	41,274	23,388
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)	115,025	41,105
COSCO SHIPPING Ports Ltd.	18,040	15,817
Country Garden Holdings Co. Ltd.(b)	39,096	48,649
CRRC Corp. Ltd., H Shares	199,103	136,965
CSPC Pharmaceutical Group Ltd.	4,384	8,773
Ctrip.com International, Ltd., ADR(a)	3,874	125,440
Datang International Power Generation Co. Ltd., H Shares	163,578	35,908
Dongfang Electric Corp. Ltd., H Shares	42,031	23,227
Dongfeng Motor Group Co. Ltd., H Shares	109,273	101,528
ENN Energy Holdings Ltd.	2,706	30,910
FIH Mobile Ltd.(a)	106,718	12,122
Fuyao Glass Industry Group Co. Ltd., REGS, H Shares(c)	11,346	32,364
GCL-Poly Energy Holdings Ltd.(a)(b)	274,506	10,685
Geely Automobile Holdings Ltd.	16,677	25,797
GOME Retail Holdings Ltd.(a)	143,879	13,038
Great Wall Motor Co. Ltd., H Shares	106,209	67,504
Guangdong Investment Ltd.	6,043	12,741
Guangshen Railway Co. Ltd., H Shares	78,235	23,964
Guangzhou Automobile Group Co. Ltd., H Shares	63,992	64,520
Guangzhou R&F Properties Co. Ltd., H Shares	32,193	51,852
Harbin Electric Co. Ltd., H Shares(a)	35,110	8,603
Hengan International Group Co. Ltd.	2,981	19,631
Hisense Home Appliances Group Co. Ltd., H Shares	8,161	8,562
Hollysys Automation Technologies Ltd.	710	11,111
Huadian Fuxin Energy Corp. Ltd., H Shares	150,366	25,140
Huadian Power International Corp. Ltd., H Shares	214,690	83,845
Huaneng Power International, Inc., H Shares	249,023	136,980
Huaneng Renewables Corp. Ltd., H Shares	102,250	28,318
JD.Com, Inc., ADR(a)	16,656	508,008
Jiangsu Expressway Co. Ltd., H Shares	29,361	38,971
Jiangxi Copper Co. Ltd., H Shares	62,441	70,288
JinkoSolar Holding Co. Ltd., ADR(a)(b)	1,571	34,358
Kingboard Holdings Ltd.	8,455	19,812
Kunlun Energy Co. Ltd.	34,672	30,223
Legend Holdings Corp., REGS, H Shares(c)	18,917	40,705
Legend Holdings Corp., Rts.(a)(d)	1,142	0
Lenovo Group Ltd.	88,403	58,218
Longfor Group Holdings Ltd., REGS(c)	6,020	21,474
Maanshan Iron & Steel Co. Ltd., H Shares	64,578	24,231
Metallurgical Corp. of China Ltd., H Shares	266,473	59,516
Momo, Inc., ADR	1,278	47,005
NetEase, Inc., ADR	503	128,265
New China Life Insurance Co. Ltd., H Shares	29,508	116,558
New Oriental Education & Technology Group, Inc., ADR(a)	400	45,360
Peoples Insurance Co. Group of China Ltd. (The), H Shares	657,957	257,797
PetroChina Co., Ltd., H Shares	3,434,342	1,705,041
	Shares	Value
China-(continued)
PICC Property & Casualty Co. Ltd., H Shares	237,551	$ 272,557
Ping An Insurance (Group) Co. of China Ltd., H Shares	74,626	856,232
Qingdao Port International Co., Ltd., REGS, H Shares(c)	23,596	14,003
Qinhuangdao Port Co. Ltd., H Shares	87,402	16,063
Qudian, Inc., ADR(a)	4,110	32,839
Red Star Macalline Group Corp. Ltd., REGS, H Shares(c)	31,274	24,747
Semiconductor Manufacturing International Corp.(a)(b)	19,482	21,433
Shandong Chenming Paper Holdings Ltd., H Shares	43,372	16,883
Shanghai Electric Group Co. Ltd., H Shares	158,204	49,872
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares	7,867	23,394
Shanghai Industrial Holdings Ltd.	5,560	10,843
Shanghai Jin Jiang Capital Company Ltd., H Shares	62,756	9,451
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	27,536	52,012
Shenzhen Expressway Co. Ltd., H Shares	15,752	19,300
Shimao Property Holdings Ltd.	7,528	21,329
SINA Corp.(a)	735	30,260
Sinopec Engineering Group Co. Ltd., H Shares	43,961	28,726
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	117,747	33,962
Sinopharm Group Co. Ltd., H Shares	30,100	108,908
Sinotrans Ltd., H Shares	86,730	28,005
Sogou, Inc., ADR(a)	2,829	12,419
Sohu.com Ltd., ADR(a)(b)	942	10,296
Sunac China Holdings Ltd.	6,530	26,169
TAL Education Group, ADR(a)	714	25,440
Tencent Holdings Ltd.	4,543	188,322
Tingyi Cayman Islands Holding Corp.	10,446	14,398
TravelSky Technology Ltd., H Shares	9,020	18,120
Tsingtao Brewery Co. Ltd., H Shares	5,180	35,006
Vipshop Holdings Ltd., ADR(a)	10,651	89,149
Want Want China Holdings Ltd.	19,047	14,853
Weibo Corp., ADR(a)(b)	441	18,244
Weichai Power Co. Ltd., H Shares	45,114	69,093
Xinjiang Goldwind Science & Technology Co., Ltd., H Shares	25,376	29,893
Xinyuan Real Estate Co. Ltd., ADR	5,245	22,186
Yangzijiang Shipbuilding Holdings Ltd.	17,512	11,488
Yanzhou Coal Mining Co. Ltd., H Shares	50,505	43,767
Yuexiu Property Co. Ltd.	54,134	11,676
YY, Inc., ADR(a)	482	27,546
Zhuzhou CRRC Times Electric Co., Ltd., H Shares	3,608	14,367
Zijin Mining Group Co. Ltd., H Shares	210,518	78,722
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	46,271	27,992
ZTE Corp., H Shares(a)	18,646	46,405
ZTO Express Cayman, Inc., ADR	3,752	76,953
		14,333,188
Colombia-0.22%
Avianca Holdings S.A., Preference Shares	46,068	14,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)
August 31, 2019
	Shares	Value
Colombia-(continued)
Grupo Argos S.A.	3,316	$ 17,427
Grupo de Inversiones Suramericana S.A.	2,284	22,340
		54,697
Greece-0.50%
Hellenic Telecommunications Organization S.A.	1,216	16,257
Motor Oil Hellas Corinth Refineries S.A.	694	16,997
OPAP S.A.	1,488	15,715
Public Power Corp.S.A.(a)	14,050	42,859
Star Bulk Carriers Corp.(a)	1,908	19,977
Tsakos Energy Navigation Ltd.	4,804	14,412
		126,217
Hong Kong-0.44%
China Gas Holdings Ltd.	3,608	14,919
Haier Electronics Group Co. Ltd.	6,232	16,226
Nine Dragons Paper Holdings Ltd.	14,806	11,224
Seaspan Corp.	2,540	26,365
Sun Art Retail Group Ltd.	16,487	16,055
Yue Yuen Industrial Holdings Ltd.	9,983	25,546
		110,335
Hungary-0.19%
Gedeon Richter PLC	732	12,236
MOL Hungarian Oil & Gas PLC	3,711	36,392
		48,628
India-3.09%
Dr Reddys Laboratories Ltd., ADR	754	26,956
Infosys Ltd., ADR	38,755	445,295
Reliance Infrastructure Ltd., REGS, GDR(c)	4,276	7,697
Tata Motors Ltd., ADR(a)	8,251	67,823
Tata Steel Ltd., REGS, GDR(c)	9,123	43,608
Vedanta Ltd., ADR	22,275	175,081
WNS (Holdings) Ltd., ADR(a)	255	15,499
		781,959
Indonesia-0.78%
PT Adaro Energy Tbk	165,988	13,164
PT Astra International Tbk	101,555	47,789
PT Indofood Sukses Makmur Tbk	35,067	19,592
PT Perusahaan Gas Negara Tbk	115,587	15,645
PT Semen Indonesia Persero Tbk	14,137	13,205
PT Telekomunikasi Indonesia Persero Tbk	233,486	73,247
PT United Tractors Tbk	9,522	14,046
		196,688
Malaysia-1.31%
Axiata Group Bhd	27,287	32,766
Genting Bhd	20,382	29,079
Genting Malaysia Bhd.	19,800	14,784
IHH Healthcare Bhd	8,099	11,150
IOI Corp.Bhd	12,600	13,213
Kuala Lumpur Kepong Bhd	2,100	11,974
Maxis Bhd	10,939	14,488
MISC Bhd	11,232	19,390
Petronas Chemicals Group Bhd.	10,512	17,322
Petronas Gas Bhd	3,443	13,165
Sime Darby Bhd	119,422	65,028
Telekom Malaysia Bhd	21,600	19,261
Tenaga Nasional Bhd	20,847	69,201
		330,821
	Shares	Value
Mexico-3.25%
Arca Continental S.A.B. de C.V.	3,253	$ 17,023
Cemex S.A.B. de C.V., ADR	37,831	141,866
Coca-Cola FEMSA, S.A.B. de C.V., ADR	2,130	125,670
El Puerto de Liverpool S.A.B. de C.V., Series C1	6,018	31,180
Fomento Economico Mexicano, S.A.B. de C.V., ADR	3,092	282,485
Grupo Bimbo, S.A.B. de C.V., Series A	9,692	16,938
Grupo Financiero Banorte S.A.B. de C.V., Class O	6,610	35,515
Grupo Financiero Inbursa S.A.B. de C.V., Class O	11,430	14,109
Grupo Televisa SAB, ADR	6,459	57,098
Industrias Penoles S.A.B. de C.V.	944	11,319
Kimberly-Clark de Mexico, S.A.B. de C.V., Class A	10,256	20,944
Mexichem S.A.B. de C.V.	7,386	13,526
Wal-Mart de Mexico S.A.B. de C.V., Series V	19,362	54,737
		822,410
Peru-0.21%
Cia de Minas Buenaventura S.A.A., ADR	2,725	41,529
Nexa Resourses S.A.	1,199	11,259
		52,788
Philippines-0.05%
Ayala Corp.	795	14,126
Poland-0.98%
Enea S.A.(a)	5,832	12,738
Energa S.A.(a)	5,411	9,012
Grupa Lotos S.A.	672	14,570
KGHM Polska Miedz S.A.(a)	1,277	25,180
Orange Polska S.A.(a)	11,055	17,743
PGE Polska Grupa Energetyczna S.A.(a)	15,266	29,618
Polski Koncern Naftowy ORLEN S.A.	3,466	79,094
Polskie Gornictwo Naftowe i Gazownictwo S.A.	15,083	18,000
Powszechny Zaklad Ubezpieczen S.A.	4,528	42,624
		248,579
Russia-6.38%
Alrosa PJSC	19,214	21,420
Federal Grid Co. Unified Energy System PJSC	4,360,810	11,620
Gazprom PJSC	171,026	596,051
Inter RAO UES PJSC	399,994	25,761
Lenta Ltd., REGS, GDR(a)(c)	2,891	9,511
LUKOIL PJSC	4,259	343,955
Magnit PJSC	905	50,134
MMC Norilsk Nickel PJSC	317	76,562
Mobile TeleSystems PJSC	9,626	38,490
Novatek PJSC	1,360	26,297
QIWI PLC, ADR	797	19,367
Rosneft Oil Co. PJSC	31,002	189,401
RusHydro PJSC	1,386,428	11,423
Severstal PJSC	1,298	19,541
Sistema PJSFC	208,714	36,441
Tatneft PJSC	8,180	91,254
Transneft PJSC, Preference Shares	20	45,158
		1,612,386
South Africa-2.24%
AngloGold Ashanti Ltd.	1,979	45,115
Aspen Pharmacare Holdings Ltd.	2,623	13,596

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)
August 31, 2019
	Shares	Value
South Africa-(continued)
Barloworld Ltd.	2,095	$ 15,291
Bid Corp. Ltd.	1,556	33,305
Bidvest Group Ltd. (The)	2,451	28,846
DataTec Ltd.	5,661	12,441
Discovery Ltd.	1,655	12,553
Exxaro Resources Ltd.	1,884	16,896
FirstRand Ltd.	12,191	48,166
Foschini Group Ltd. (The)	984	9,753
Gold Fields Ltd.	5,601	33,517
Impala Platinum Holdings Ltd.(a)	3,527	20,081
Life Healthcare Group Holdings Ltd.	6,734	10,116
Momentum Metropolitan Holdings	14,386	15,576
Mr Price Group Ltd.	884	9,996
Netcare Ltd.	8,435	9,055
Pick n Pay Stores Ltd.	2,603	9,909
Remgro Ltd.	2,559	28,939
Sappi Ltd.	5,513	16,419
Sasol Ltd.	4,951	93,893
Shoprite Holdings Ltd.	2,558	19,035
SPAR Group Ltd. (The)	1,428	16,348
Tiger Brands Ltd.	903	12,425
Truworths International Ltd.	2,431	8,433
Woolworths Holdings Ltd.	7,322	26,609
		566,313
Taiwan-11.62%
Acer, Inc.	39,169	21,449
Asia Cement Corp.	15,028	20,573
Asustek Computer, Inc.	9,054	58,803
AU Optronics Corp.	227,784	59,321
Catcher Technology Co. Ltd.	7,274	51,064
Chailease Holding Co. Ltd.	3,090	12,248
Cheng Shin Rubber Industry Co. Ltd.	18,108	25,366
Chicony Electronics Co. Ltd.	4,549	12,774
China Airlines Ltd.	43,401	12,767
China Development Financial Holding Corp.	169,439	49,035
China Life Insurance Co., Ltd.	79,228	62,051
China Steel Corp.	93,025	68,562
Chunghwa Telecom Co., Ltd.	18,032	62,575
Compal Electronics, Inc.	115,420	65,960
Delta Electronics, Inc.	9,190	42,863
Eva Airways Corp.	24,000	10,812
Far Eastern New Century Corp.	28,476	25,838
Far EasTone Telecommunications Co. Ltd.	8,769	20,436
Formosa Chemicals & Fibre Corp.	19,629	55,056
Formosa Plastics Corp.	16,548	49,575
Foxconn Technology Co. Ltd.	11,796	23,810
Hon Hai Precision Industry Co., Ltd.	185,785	438,881
Hotai Motor Co. Ltd.	1,556	21,921
Innolux Corp.	289,264	64,649
Inventec Corp.	40,319	27,598
Largan Precision Co., Ltd.	213	26,379
Lite-On Technology Corp.	22,679	36,102
MediaTek, Inc.	7,680	89,857
Mercuries & Associates Holding Ltd.	30,113	17,496
Mercuries Life Insurance Co. Ltd.(a)	70,539	23,580
Micro-Star International Co. Ltd.	4,289	11,443
Nan Ya Plastics Corp.	28,322	62,036
Nanya Technology Corp.	6,000	13,448
Novatek Microelectronics Corp.	2,218	13,134
	Shares	Value
Taiwan-(continued)
Pegatron Corp.	52,677	$ 87,879
Pou Chen Corp.	25,480	31,799
Powertech Technology, Inc.	7,544	18,037
President Chain Store Corp.	1,688	15,692
Qisda Corp.	18,000	11,490
Quanta Computer, Inc.	37,374	67,228
Radiant Opto-Electronics Corp.	3,338	12,062
Sino-American Silicon Products, Inc.	3,000	7,086
Synnex Technology International Corp.	21,164	24,931
Taiwan Cement Corp.	24,315	29,765
Taiwan Mobile Co. Ltd.	4,693	16,734
Taiwan Semiconductor Manufacturing Co., Ltd.	75,385	621,608
Teco Electric and Machinery Co. Ltd.	16,556	13,125
TPK Holding Co. Ltd.(a)	8,827	15,962
Unimicron Technology Corp.	12,061	14,995
Uni-President Enterprises Corp.	25,670	62,602
United Microelectronics Corp.	145,296	62,217
Walsin Lihwa Corp.	33,141	14,560
Wistron Corp.	79,178	62,768
WPG Holdings Inc., Rts., expiring 09/10/2019(d)	2,721	0
WPG Holdings Ltd.	28,561	36,145
WT Microelectronics Co., Ltd.	9,000	11,031
Yageo Corp.	3,044	21,999
Zhen Ding Technology Holding Ltd.	6,000	22,159
		2,939,336
Thailand-1.43%
Advanced Info Service PCL, NVDR	3,274	24,845
Airports of Thailand PCL, NVDR	4,806	11,318
Charoen Pokphand Foods PCL, NVDR	24,790	23,920
CP ALL PCL, NVDR	10,403	28,583
Indorama Ventures PCL, NVDR	8,414	9,701
IRPC PCL, NVDR	99,818	12,929
PTT Exploration & Production PCL, NVDR	8,749	35,629
PTT Global Chemical PCL, NVDR	16,612	28,934
PTT PCL, NVDR	79,116	114,511
Siam Cement PCL (The), NVDR	1,716	23,350
Star Petroleum Refining PCL, NVDR	34,586	9,955
Thai Beverage PCL	24,140	15,662
Thai Oil PCL, NVDR	9,647	21,378
		360,715
Turkey-0.92%
BIM Birlesik Magazalar A.S.	2,888	23,307
Eregli Demir ve Celik Fabrikalari TAS	35,967	39,571
KOC Holding A.S.	17,013	51,072
Tupras-Turkiye Petrol Rafinerileri A.S.	1,404	30,363
Turk Hava Yollari AO(a)	10,887	21,115
Turkcell Iletisim Hizmetleri AS	14,491	32,160
Turkiye Vakiflar Bankasi T.A.O., Class D(a)	43,314	34,495
		232,083
United States-0.28%
JBS S.A.	9,737	69,843
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.70% (Cost $27,405,282)		25,209,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)—(continued)
August 31, 2019
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.40%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	76,847	$ 76,847
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	25,606	25,616
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $102,463)		102,463
TOTAL INVESTMENTS IN SECURITIES-100.10% (Cost $27,507,745)		25,312,280
OTHER ASSETS LESS LIABILITIES-(0.10)%		(26,458)
NET ASSETS-100.00%		$ 25,285,822
Investment Abbreviations:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt
NVDR-Non-Voting Depositary Receipt
REGS-Regulation S
Rts.-Rights

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $325,880, which represented 1.29% of the Fund’s Net Assets.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco RAFITM Strategic US ETF (IUS)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.75%
Communication Services-10.76%
Activision Blizzard, Inc.	2,444	$ 123,666
Alphabet, Inc., Class A(b)	1,880	2,238,196
Altice USA, Inc., Class A(b)	4,325	124,906
AMC Entertainment Holdings, Inc.(c)	3,759	41,763
AT&T, Inc.	76,465	2,696,156
CBS Corp., Class B	1,974	83,026
CenturyLink, Inc.(c)	31,395	357,275
Charter Communications, Inc., Class A(b)	1,410	577,522
Comcast Corp., Class A	29,621	1,311,026
Discovery, Inc., Class A(b)(c)	3,665	101,154
DISH Network Corp., Class A(b)	3,290	110,412
Electronic Arts, Inc.(b)	1,033	96,772
Facebook, Inc., Class A(b)	7,674	1,424,832
Frontier Communications Corp.(b)(c)	39,011	31,228
IAC/InterActiveCorp.(b)	187	47,618
Interpublic Group of Cos., Inc. (The)	2,915	57,950
Liberty Media Corp.-Liberty SiriusXM, Series C(b)	2,725	111,207
News Corp., Class A	7,709	105,999
Omnicom Group, Inc.	1,597	121,468
Take-Two Interactive Software, Inc.(b)	375	49,489
Telephone & Data Systems, Inc.	1,599	40,295
T-Mobile US, Inc.(b)	1,786	139,397
Twitter, Inc.(b)	1,411	60,179
Verizon Communications, Inc.	26,317	1,530,597
Viacom, Inc., Class B	4,041	100,944
Walt Disney Co. (The)	6,467	887,660
Zayo Group Holdings, Inc.(b)	1,129	38,002
		12,608,739
Consumer Discretionary-12.18%
Adient PLC	4,418	89,111
Advance Auto Parts, Inc.	377	52,007
Amazon.com, Inc.(b)	571	1,014,262
American Axle & Manufacturing Holdings, Inc.(b)	3,477	22,044
Aptiv PLC	1,409	117,187
Aramark	2,445	99,903
AutoNation, Inc.(b)	1,974	93,686
AutoZone, Inc.(b)	110	121,186
Bed Bath & Beyond, Inc.(c)	4,701	45,459
Best Buy Co., Inc.	3,103	197,506
Booking Holdings, Inc.(b)	193	379,517
BorgWarner, Inc.	2,069	67,511
Brunswick Corp.	751	34,997
Burlington Stores, Inc.(b)	281	56,900
CarMax, Inc.(b)	1,221	101,685
Carnival Corp.	5,357	236,137
Chipotle Mexican Grill, Inc.(b)	54	45,275
Core-Mark Holding Co., Inc.	1,127	36,504
D.R. Horton, Inc.	2,069	102,353
Dana, Inc.	2,445	31,125
Darden Restaurants, Inc.	564	68,233
Dicks Sporting Goods, Inc.	1,597	54,362
Dollar General Corp.	1,503	234,603
Dollar Tree, Inc.(b)	1,315	133,512
Domino’s Pizza, Inc.	126	28,582
eBay, Inc.	6,580	265,108
	Shares	Value
Consumer Discretionary-(continued)
Expedia Group, Inc.	847	$ 110,195
Foot Locker, Inc.	1,222	44,224
Ford Motor Co.	98,809	906,079
GameStop Corp., Class A(c)	5,077	20,156
Gap, Inc. (The)	3,479	54,933
General Motors Co.	27,210	1,009,219
Gentex Corp.	1,975	52,535
Genuine Parts Co.	1,034	93,360
Goodyear Tire & Rubber Co. (The)	6,392	73,316
Group 1 Automotive, Inc.	565	42,217
H&R Block, Inc.	1,221	29,573
Hanesbrands, Inc.	2,537	34,655
Harley-Davidson, Inc.	1,880	59,972
Hasbro, Inc.	471	52,031
Hilton Worldwide Holdings, Inc.	1,222	112,876
Home Depot, Inc. (The)	5,048	1,150,490
Hyatt Hotels Corp., Class A	845	60,967
J.C. Penney Co., Inc.(b)	39,104	29,097
Kohl’s Corp.	2,256	106,619
Kontoor Brands, Inc.(b)	281	9,621
L Brands, Inc.	3,291	54,334
Las Vegas Sands Corp.	1,974	109,498
Lear Corp.	1,033	115,965
Leggett & Platt, Inc.	939	34,921
Lennar Corp., Class A	2,445	124,695
Lithia Motors, Inc., Class A	377	49,413
LKQ Corp.(b)	2,350	61,734
Lowe’s Cos., Inc.	4,323	485,041
Lululemon Athletica, Inc.(b)	188	34,718
Macy’s, Inc.	6,767	99,881
Marriott International, Inc., Class A	1,597	201,318
McDonald’s Corp.	2,216	483,021
MGM Resorts International	5,264	147,708
Mohawk Industries, Inc.(b)	533	63,368
Murphy USA, Inc.(b)	564	50,422
Newell Brands, Inc.	8,084	134,194
NIKE, Inc., Class B	5,077	429,006
Nordstrom, Inc.(c)	1,786	51,740
Norwegian Cruise Line Holdings Ltd.(b)	1,599	81,149
NVR, Inc.(b)	17	61,183
Office Depot, Inc.	25,662	33,361
O’Reilly Automotive, Inc.(b)	322	123,571
Penske Automotive Group, Inc.	846	36,192
Polaris Industries, Inc.	471	38,631
PulteGroup, Inc.	2,726	92,139
PVH Corp.	659	49,952
Qurate Retail, Inc., Class A(b)	8,554	91,613
Ralph Lauren Corp.	563	49,735
Ross Stores, Inc.	1,409	149,368
Royal Caribbean Cruises Ltd.	1,127	117,524
Service Corp. International	847	39,216
Signet Jewelers Ltd.	3,573	43,733
Starbucks Corp.	6,955	671,575
Tapestry, Inc.	2,068	42,704
Target Corp.	6,867	735,044
Tenneco, Inc., Class A	3,948	34,427
Tesla, Inc.(b)(c)	282	63,622
Thor Industries, Inc.	751	34,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco RAFITM Strategic US ETF (IUS)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Tiffany & Co.	565	$ 47,952
TJX Cos., Inc. (The)	5,546	304,864
Toll Brothers, Inc.	1,599	57,868
Tractor Supply Co.	564	57,460
Ulta Beauty, Inc.(b)	187	44,455
Under Armour, Inc., Class A(b)	1,317	24,509
Vail Resorts, Inc.	187	44,184
VF Corp.	1,317	107,928
Whirlpool Corp.	1,101	153,138
Williams-Sonoma, Inc.	846	55,667
Wyndham Destinations, Inc.	940	41,680
Wynn Resorts, Ltd.	469	51,660
Yum China Holdings, Inc. (China)	1,597	72,552
Yum! Brands, Inc.	939	109,656
		14,274,657
Consumer Staples-9.24%
Altria Group, Inc.	9,307	407,088
Archer-Daniels-Midland Co.	5,734	218,179
Brown-Forman Corp., Class B	1,034	60,996
Bunge Ltd.	2,726	145,596
Campbell Soup Co.	1,129	50,805
Casey’s General Stores, Inc.	343	57,573
Church & Dwight Co., Inc.	659	52,575
Clorox Co. (The)	469	74,177
Coca-Cola Co. (The)	12,032	662,241
Colgate-Palmolive Co.	2,725	202,059
Conagra Brands, Inc.	3,196	90,639
Constellation Brands, Inc., Class A	751	153,467
Costco Wholesale Corp.	2,631	775,514
Estee Lauder Cos., Inc. (The), Class A	940	186,111
General Mills, Inc.	3,196	171,945
Herbalife Nutrition Ltd.(b)	1,035	35,635
Hershey Co. (The)	658	104,280
Hormel Foods Corp.	2,163	92,165
Ingredion, Inc.	657	50,766
JM Smucker Co. (The)	751	78,975
Kellogg Co.	1,879	118,001
Kimberly-Clark Corp.	1,409	198,824
Kraft Heinz Co. (The)	11,279	287,840
Kroger Co. (The)	21,903	518,663
McCormick & Co., Inc.	375	61,076
Molson Coors Brewing Co., Class B	2,351	120,747
Mondelez International, Inc., Class A	7,051	389,356
Monster Beverage Corp.(b)	939	55,091
PepsiCo, Inc.	4,887	668,199
Performance Food Group Co.(b)	1,505	70,419
Philip Morris International, Inc.	4,982	359,152
Post Holdings, Inc.(b)	469	46,755
Procter & Gamble Co. (The)	10,617	1,276,482
Rite Aid Corp.(b)(c)	7,050	45,543
Sysco Corp.	3,666	272,494
TreeHouse Foods, Inc.(b)	657	33,277
Tyson Foods, Inc., Class A	2,915	271,212
United Natural Foods, Inc.(b)	3,854	30,986
US Foods Holding Corp.(b)	2,631	106,424
Walgreens Boots Alliance, Inc.	13,912	712,155
Walmart, Inc.	13,254	1,514,402
		10,827,884
	Shares	Value
Energy-8.03%
Antero Resources Corp.(b)(c)	9,025	$ 28,609
Apache Corp.	4,323	93,247
Baker Hughes, a GE Co., Class A	7,051	152,936
Cabot Oil & Gas Corp.	2,255	38,606
Cheniere Energy, Inc.(b)	751	44,842
Chesapeake Energy Corp.(b)(c)	16,168	23,282
Chevron Corp.	13,978	1,645,490
Cimarex Energy Co.	659	28,192
ConocoPhillips	9,493	495,345
CVR Energy, Inc.	846	33,654
Delek US Holdings, Inc.	1,411	46,210
Devon Energy Corp.	5,827	128,136
EOG Resources, Inc.	2,819	209,142
Exxon Mobil Corp.	35,649	2,441,243
Gulfport Energy Corp.(b)	4,794	11,506
Halliburton Co.	7,613	143,429
Helmerich & Payne, Inc.	846	31,801
Hess Corp.	1,787	112,492
HollyFrontier Corp.	2,631	116,711
Marathon Oil Corp.	8,931	105,743
Marathon Petroleum Corp.	11,187	550,512
Murphy Oil Corp.	1,974	35,986
National Oilwell Varco, Inc.	4,135	84,478
Oasis Petroleum, Inc.(b)	6,110	19,063
Occidental Petroleum Corp.	6,862	298,360
ONEOK, Inc.	2,067	147,336
Parsley Energy, Inc., Class A(b)	2,163	38,739
Patterson-UTI Energy, Inc.	3,383	29,263
PBF Energy, Inc., Class A	3,103	73,541
Peabody Energy Corp.	3,009	55,456
Phillips 66	8,189	807,681
Pioneer Natural Resources Co.	847	104,537
QEP Resources, Inc.	4,701	16,736
Range Resources Corp.(c)	5,827	20,744
Schlumberger Ltd.	11,939	387,182
Southwestern Energy Co.(b)(c)	11,845	18,715
Targa Resources Corp.	2,444	88,277
Valero Energy Corp.	6,875	517,550
Whiting Petroleum Corp.(b)(c)	1,786	11,841
World Fuel Services Corp.	3,665	140,736
WPX Energy, Inc.(b)	3,101	33,367
		9,410,716
Financials-5.84%
Affiliated Managers Group, Inc.	659	50,499
AGNC Investment Corp.	6,581	97,859
Alleghany Corp.(b)	112	83,923
Allstate Corp. (The)	4,135	423,383
American Express Co.	4,888	588,369
Arthur J. Gallagher & Co.	752	68,214
Berkshire Hathaway, Inc., Class B(b)	14,586	2,966,938
Cboe Global Markets, Inc.	376	44,804
Cincinnati Financial Corp.	846	95,167
Everest Re Group, Ltd.	343	80,907
Fidelity National Financial, Inc.	1,692	74,346
First American Financial Corp.	847	49,507
Franklin Resources, Inc.	3,290	86,461
Hanover Insurance Group, Inc. (The)	376	50,064
Hartford Financial Services Group, Inc. (The)	3,289	191,683
INTL. FCStone, Inc.(b)	1,881	73,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco RAFITM Strategic US ETF (IUS)—(continued)
August 31, 2019
	Shares	Value
Financials-(continued)
Lazard Ltd., Class A	1,411	$ 48,454
Legg Mason, Inc.	1,316	48,416
LPL Financial Holdings, Inc.	471	35,301
Markel Corp.(b)	75	85,731
Marsh & McLennan Cos., Inc.	1,786	178,404
Moody’s Corp.	375	80,842
Mr Cooper Group, Inc.(b)	4,042	35,610
MSCI, Inc.	187	43,876
Nasdaq, Inc.	565	56,410
Old Republic International Corp.	2,915	68,094
OneMain Holdings, Inc.	1,127	40,403
Progressive Corp. (The)	3,385	256,583
Raymond James Financial, Inc.	939	73,721
S&P Global, Inc.	615	160,017
Santander Consumer USA Holdings, Inc.	2,068	53,995
T. Rowe Price Group, Inc.	1,034	114,381
Travelers Cos., Inc. (The)	2,257	331,689
W.R. Berkley Corp.	846	60,277
White Mountains Insurance Group Ltd.	37	39,246
		6,837,328
Health Care-14.94%
Abbott Laboratories	5,357	457,059
AbbVie, Inc.	9,921	652,207
Agilent Technologies, Inc.	1,034	73,528
Alexion Pharmaceuticals, Inc.(b)	563	56,728
AmerisourceBergen Corp.	5,170	425,336
Amgen, Inc.	5,624	1,173,279
Anthem, Inc.	2,011	525,917
Baxter International, Inc.	2,257	198,503
Becton, Dickinson and Co.	940	238,685
Biogen, Inc.(b)	1,382	303,694
Boston Scientific Corp.(b)	2,161	92,339
Bristol-Myers Squibb Co.	6,955	334,327
Cardinal Health, Inc.	11,373	490,517
Celgene Corp.(b)	3,949	382,263
Centene Corp.(b)	4,042	188,438
Cerner Corp.	1,128	77,730
Cigna Corp.	2,220	341,813
Community Health Systems, Inc.(b)(c)	13,537	33,707
Cooper Cos., Inc. (The)	125	38,719
CVS Health Corp.	17,994	1,096,194
Danaher Corp.	1,785	253,631
DaVita, Inc.(b)	2,351	132,526
DENTSPLY SIRONA, Inc.	1,128	58,825
Edwards Lifesciences Corp.(b)	376	83,412
Eli Lilly and Co.	3,571	403,416
Encompass Health Corp.	564	34,286
Gilead Sciences, Inc.	7,427	471,912
HCA Healthcare, Inc.	1,787	214,797
Henry Schein, Inc.(b)	1,034	63,715
Hologic, Inc.(b)	940	46,408
Humana, Inc.	1,221	345,799
Illumina, Inc.(b)	187	52,611
Intuitive Surgical, Inc.(b)	134	68,520
IQVIA Holdings, Inc.(b)	888	137,773
Jazz Pharmaceuticals PLC(b)	282	36,138
Johnson & Johnson	9,963	1,278,851
Laboratory Corp. of America Holdings(b)	657	110,087
McKesson Corp.	6,203	857,689
	Shares	Value
Health Care-(continued)
MEDNAX, Inc.(b)	1,317	$ 27,762
Medtronic PLC	6,673	719,950
Merck & Co., Inc.	10,474	905,687
Mettler-Toledo International, Inc.(b)	50	32,839
Molina Healthcare, Inc.(b)	469	61,101
Owens & Minor, Inc.	9,400	47,752
Patterson Cos., Inc.	1,411	23,592
Perrigo Co. PLC	1,317	61,609
Pfizer, Inc.	32,183	1,144,106
Quest Diagnostics, Inc.	847	86,707
Regeneron Pharmaceuticals, Inc.(b)	245	71,062
ResMed, Inc.	282	39,283
STERIS PLC	282	43,541
Stryker Corp.	845	186,458
Tenet Healthcare Corp.(b)	3,477	75,277
Thermo Fisher Scientific, Inc.	1,127	323,517
UnitedHealth Group, Inc.	5,538	1,295,892
Universal Health Services, Inc., Class B	751	108,580
Vertex Pharmaceuticals, Inc.(b)	282	50,766
Waters Corp.(b)	282	59,753
WellCare Health Plans, Inc.(b)	282	76,349
Zimmer Biomet Holdings, Inc.	941	130,987
Zoetis, Inc.	846	106,951
		17,510,900
Industrials-11.02%
3M Co.	2,879	465,592
A.O. Smith Corp.	752	34,983
Acuity Brands, Inc.	281	35,240
AECOM(b)	2,726	96,718
AGCO Corp.	658	45,481
Allison Transmission Holdings, Inc.	1,035	45,985
American Airlines Group, Inc.	1,880	49,463
AMETEK, Inc.	658	56,542
Arconic, Inc.	3,479	89,897
Avis Budget Group, Inc.(b)	2,631	65,170
Boeing Co. (The)	2,819	1,026,370
C.H. Robinson Worldwide, Inc.	1,033	87,278
Carlisle Cos., Inc.	375	54,360
Caterpillar, Inc.	3,759	447,321
Cintas Corp.	281	74,128
CSX Corp.	4,041	270,828
Cummins, Inc.	1,221	182,259
Deere & Co.	1,692	262,108
Delta Air Lines, Inc.	1,880	108,777
Dover Corp.	847	79,398
Eaton Corp. PLC	3,197	258,062
EMCOR Group, Inc.	470	41,097
Emerson Electric Co.	3,290	196,051
Equifax, Inc.	376	55,039
Expeditors International of Washington, Inc.	939	66,763
Fastenal Co.	1,598	48,931
FedEx Corp.	2,349	372,575
Fluor Corp.	2,538	44,846
Fortive Corp.	752	53,317
Fortune Brands Home & Security, Inc.	1,128	57,596
General Dynamics Corp.	1,692	323,629
General Electric Co.	88,359	728,962
Genesee & Wyoming, Inc., Class A(b)	470	52,114
HD Supply Holdings, Inc.(b)	1,035	40,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco RAFITM Strategic US ETF (IUS)—(continued)
August 31, 2019
	Shares	Value
Industrials-(continued)
Hertz Global Holdings, Inc.(b)	5,358	$ 64,885
Honeywell International, Inc.	3,066	504,725
Hubbell, Inc.	282	36,981
Huntington Ingalls Industries, Inc.	343	71,687
IAA, Inc.(b)	752	36,735
IDEX Corp.	189	31,130
Illinois Tool Works, Inc.	1,316	197,216
Ingersoll-Rand PLC	1,221	147,851
J.B. Hunt Transport Services, Inc.	469	50,671
Jacobs Engineering Group, Inc.	939	83,439
Johnson Controls International PLC	6,863	292,981
Kansas City Southern	471	59,252
KAR Auction Services, Inc.	752	19,973
Knight-Swift Transportation Holdings, Inc.	1,223	41,753
L3Harris Technologies, Inc.	376	79,490
Lockheed Martin Corp.	1,034	397,170
ManpowerGroup, Inc.	1,035	84,601
Masco Corp.	1,599	65,127
Nielsen Holdings PLC	3,195	66,328
Norfolk Southern Corp.	1,315	228,876
Northrop Grumman Corp.	751	276,270
Old Dominion Freight Line, Inc.	281	46,016
Oshkosh Corp.	658	46,238
Owens Corning	1,315	75,428
PACCAR, Inc.	2,725	178,651
Parker-Hannifin Corp.	753	124,825
Quanta Services, Inc.	1,693	57,393
Raytheon Co.	1,410	261,301
Republic Services, Inc.	1,692	151,011
Robert Half International, Inc.	753	40,263
Rockwell Automation, Inc.	658	100,536
Roper Technologies, Inc.	210	77,020
Ryder System, Inc.	1,222	58,864
Snap-on, Inc.	283	42,076
Southwest Airlines Co.	1,222	63,935
Spirit AeroSystems Holdings, Inc., Class A	845	68,107
Stanley Black & Decker, Inc.	847	112,532
Terex Corp.	1,409	34,985
Textron, Inc.	2,633	118,485
TransDigm Group, Inc.(b)	93	50,064
Trinity Industries, Inc.	2,163	37,788
Union Pacific Corp.	3,735	604,920
United Airlines Holdings, Inc.(b)	941	79,336
United Parcel Service, Inc., Class B	5,075	602,199
United Rentals, Inc.(b)	845	95,113
United Technologies Corp.	3,927	511,452
Verisk Analytics, Inc.	283	45,716
W.W. Grainger, Inc.	281	76,896
Waste Management, Inc.	1,785	213,040
WESCO International, Inc.(b)	752	33,900
XPO Logistics, Inc.(b)(c)	1,599	113,305
Xylem, Inc.	565	43,285
		12,918,973
Information Technology-21.01%
Accenture PLC, Class A	2,350	465,700
Adobe, Inc.(b)	751	213,667
Akamai Technologies, Inc.(b)	752	67,026
Alliance Data Systems Corp.	658	80,901
Amdocs Ltd.	939	60,791
	Shares	Value
Information Technology-(continued)
Amphenol Corp., Class A	1,034	$ 90,516
Analog Devices, Inc.	1,409	154,750
ANSYS, Inc.(b)	188	38,833
Apple, Inc.	28,160	5,878,118
Applied Materials, Inc.	7,519	361,062
Arrow Electronics, Inc.(b)	1,691	117,017
Automatic Data Processing, Inc.	1,093	185,635
Avnet, Inc.	2,255	94,462
Booz Allen Hamilton Holding Corp.	657	49,610
Broadcom, Inc.	1,921	542,951
Broadridge Financial Solutions, Inc.	376	48,669
CDK Global, Inc.	752	32,456
CDW Corp.	826	95,403
Cisco Systems, Inc.	26,082	1,220,898
Citrix Systems, Inc.	845	78,568
Cognizant Technology Solutions Corp., Class A	3,290	201,973
CommScope Holding Co., Inc.(b)	1,691	18,161
Conduent, Inc.(b)	4,135	26,919
Corning, Inc.	7,803	217,314
Dell Technologies, Inc., Class C(b)	8,272	426,256
DXC Technology Co.	3,385	112,450
F5 Networks, Inc.(b)	283	36,431
Fidelity National Information Services, Inc.	1,315	179,129
Fiserv, Inc.(b)	1,221	130,574
Global Payments, Inc.	375	62,243
Hewlett Packard Enterprise Co.	25,193	348,167
HP, Inc.	18,236	333,536
Intel Corp.	33,355	1,581,361
International Business Machines Corp.	6,933	939,630
Intuit, Inc.	376	108,423
Jabil, Inc.	3,477	100,172
Juniper Networks, Inc.	3,384	78,373
Keysight Technologies, Inc.(b)	469	45,427
KLA Corp.	658	97,318
Lam Research Corp.	1,185	249,454
Leidos Holdings, Inc.	939	82,031
LogMeIn, Inc.	377	25,199
Marvell Technology Group Ltd.	2,351	56,353
Mastercard, Inc., Class A	1,504	423,180
Maxim Integrated Products, Inc.	1,129	61,576
Microchip Technology, Inc.	847	73,122
Micron Technology, Inc.(b)	15,039	680,816
Microsoft Corp.	18,582	2,561,715
Motorola Solutions, Inc.	375	67,841
NCR Corp.(b)	1,223	38,537
NetApp, Inc.	1,691	81,269
NVIDIA Corp.	1,409	236,022
ON Semiconductor Corp.(b)	3,008	53,542
Oracle Corp.	16,920	880,855
Palo Alto Networks, Inc.(b)	188	38,281
Paychex, Inc.	751	61,357
PayPal Holdings, Inc.(b)	2,443	266,409
PTC, Inc.(b)	376	24,617
Qorvo, Inc.(b)	939	67,073
QUALCOMM, Inc.	9,870	767,590
Sabre Corp.	1,786	42,221
salesforce.com, inc.(b)	940	146,706
Sanmina Corp.(b)	1,129	32,628
Seagate Technology PLC	2,538	127,433
ServiceNow, Inc.(b)	134	35,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco RAFITM Strategic US ETF (IUS)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
Skyworks Solutions, Inc.	1,223	$ 92,055
SS&C Technologies Holdings, Inc.	563	26,241
Symantec Corp.	3,572	83,049
SYNNEX Corp.	565	47,353
Synopsys, Inc.(b)	376	53,321
Tech Data Corp.(b)	1,316	122,033
Teradyne, Inc.	1,033	54,718
Texas Instruments, Inc.	4,041	500,074
Total System Services, Inc.	563	75,566
Trimble, Inc.(b)	847	31,779
Visa, Inc., Class A	4,462	806,819
VMware, Inc., Class A	1,035	146,390
Western Digital Corp.	4,888	279,936
Western Union Co. (The)	2,821	62,401
Xerox Holdings Corp.	2,537	73,548
Xilinx, Inc.	565	58,794
		24,615,881
Materials-3.24%
Air Products and Chemicals, Inc.	751	169,666
Albemarle Corp.(c)	752	46,421
Alcoa Corp.(b)	2,914	52,248
Ashland Global Holdings, Inc.	469	34,350
Avery Dennison Corp.	471	54,434
Axalta Coating Systems Ltd.(b)	1,317	38,035
Ball Corp.	1,598	128,495
Berry Global Group, Inc.(b)	941	36,831
Celanese Corp.	845	95,798
CF Industries Holdings, Inc.	1,691	81,489
Chemours Co. (The)	2,726	38,627
Crown Holdings, Inc.(b)	659	43,389
Domtar Corp.	939	30,940
DuPont de Nemours, Inc.	10,941	743,222
Eastman Chemical Co.	1,503	98,251
Ecolab, Inc.	817	168,555
FMC Corp.	471	40,661
Freeport-McMoRan, Inc.	17,765	163,260
Huntsman Corp.	3,291	65,557
International Flavors & Fragrances, Inc.(c)	282	30,950
International Paper Co.	4,041	158,003
Louisiana-Pacific Corp.	1,409	33,872
Martin Marietta Materials, Inc.	232	58,875
Mosaic Co. (The)	3,854	70,875
Newmont Goldcorp Corp.	3,853	153,696
Nucor Corp.	3,291	161,193
Olin Corp.	2,350	39,903
Owens-Illinois, Inc.	2,349	23,889
Packaging Corp. of America	565	56,828
PPG Industries, Inc.	1,410	156,214
Reliance Steel & Aluminum Co.	845	82,159
RPM International, Inc.	658	44,527
Sealed Air Corp.	1,316	52,403
Sherwin-Williams Co. (The)	282	148,544
Sonoco Products Co.	565	32,318
Steel Dynamics, Inc.	2,725	73,575
United States Steel Corp.(c)	5,075	56,180
Vulcan Materials Co.	469	66,246
Warrior Met Coal, Inc.	1,223	25,561
Westrock Co.	4,230	144,581
		3,800,621
	Shares	Value
Real Estate-0.98%
American Tower Corp.	845	$ 194,511
CBRE Group, Inc., Class A(b)	2,067	108,042
Equinix, Inc.	188	104,581
Hospitality Properties Trust	1,317	31,792
Host Hotels & Resorts, Inc.	4,136	66,341
Iron Mountain, Inc.	1,598	50,896
Jones Lang LaSalle, Inc.	470	63,004
Park Hotels & Resorts, Inc.	1,692	39,847
Public Storage	469	124,163
Realogy Holdings Corp.(c)	5,922	28,307
SBA Communications Corp.	281	73,743
Simon Property Group, Inc.	1,033	153,855
Weyerhaeuser Co.	4,137	108,844
		1,147,926
Utilities-2.51%
AES Corp. (The)	6,111	93,682
Alliant Energy Corp.	847	44,425
Ameren Corp.	1,410	108,782
American Electric Power Co., Inc.	2,819	256,952
CenterPoint Energy, Inc.	3,477	96,278
CMS Energy Corp.	1,410	88,901
Consolidated Edison, Inc.	1,975	175,578
DTE Energy Co.	1,193	154,684
Edison International	3,007	217,316
Entergy Corp.	1,411	159,217
Eversource Energy	1,785	143,032
Exelon Corp.	8,836	417,589
FirstEnergy Corp.	2,821	129,766
MDU Resources Group, Inc.	1,503	40,416
NiSource, Inc.	2,068	61,109
NRG Energy, Inc.	2,257	82,155
PG&E Corp.(b)	14,005	146,352
Portland General Electric Co.	565	32,143
UGI Corp.	1,221	59,426
Vistra Energy Corp.	3,571	89,096
WEC Energy Group, Inc.	1,599	153,136
Xcel Energy, Inc.	2,913	187,073
		2,937,108
Total Common Stocks & Other Equity Interests (Cost $120,202,165)		116,890,733
Money Market Funds-0.02%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $26,635)	26,635	26,635
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.77% (Cost $120,228,800)		116,917,368
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.90%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	789,874	789,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco RAFITM Strategic US ETF (IUS)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	262,998	$ 263,103
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,052,977)		1,052,977
TOTAL INVESTMENTS IN SECURITIES-100.67% (Cost $121,281,777)		117,970,345
OTHER ASSETS LESS LIABILITIES-(0.67)%		(782,312)
NET ASSETS-100.00%		$117,188,033
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco RAFITM Strategic US Small Company ETF (IUSS)
August 31, 2019
Schedule of Investments(a)
	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-4.84%
AMC Networks, Inc., Class A(b)	1,035	$ 50,197
ANGI Homeservices, Inc., Class A(b)(c)	1,364	10,585
ATN International, Inc.	155	8,807
Bandwidth, Inc., Class A(b)	23	2,005
Boingo Wireless, Inc.(b)	287	3,694
Cable One, Inc.	22	28,548
Cargurus, Inc.(b)	132	4,306
Cars.com, Inc.(b)	1,585	14,122
Central European Media Enterprises Ltd., Class A (Czech Republic)(b)	946	4,389
Cincinnati Bell, Inc.(b)	1,563	8,487
Cinemark Holdings, Inc.	1,342	51,211
Clear Channel Outdoor Holdings, Inc.(b)	1,387	3,606
Cogent Communications Holdings, Inc.	198	12,056
comScore, Inc.(b)	330	614
Consolidated Communications Holdings, Inc.	6,116	24,647
E.W. Scripps Co. (The), Class A	925	11,433
Emerald Expositions Events, Inc.	374	3,575
Entercom Communications Corp., Class A(c)	3,872	13,784
Entravision Communications Corp., Class A	4,004	12,252
Eros International PLC (India)(b)	946	1,599
Gannett Co., Inc.	4,401	46,299
Globalstar, Inc.(b)	3,147	1,191
Glu Mobile, Inc.(b)	375	1,665
Gogo, Inc.(b)(c)	220	884
Gray Television, Inc.(b)	1,320	20,196
John Wiley & Sons, Inc., Class A	793	35,288
Liberty TripAdvisor Holdings, Inc., Class A(b)	2,245	19,621
Lions Gate Entertainment Corp., Class A	3,587	32,391
Live Nation Entertainment, Inc.(b)	947	65,826
Madison Square Garden Co. (The), Class A(b)	124	31,289
Marcus Corp. (The)	331	11,108
Match Group, Inc.(c)	770	65,296
MDC Partners, Inc., Class A(b)	1,562	3,671
Meredith Corp.	660	28,895
MSG Networks, Inc., Class A(b)	265	4,346
National CineMedia, Inc.	1,100	9,020
Netflix, Inc.(b)	110	32,313
New Media Investment Group, Inc.	2,244	19,702
New York Times Co. (The), Class A	616	17,987
Nexstar Media Group, Inc., Class A	526	52,016
ORBCOMM, Inc.(b)	506	2,333
QuinStreet, Inc.(b)	287	3,286
Rosetta Stone, Inc.(b)	44	803
Scholastic Corp.	683	23,953
Shenandoah Telecommunications Co.	375	11,828
Sinclair Broadcast Group, Inc., Class A	1,079	48,091
Sirius XM Holdings, Inc.(c)	10,517	64,890
Snap, Inc., Class A(b)(c)	484	7,662
Spok Holdings, Inc.	308	3,619
TechTarget, Inc.(b)	132	3,134
TEGNA, Inc.	2,574	36,834
Tribune Media Co., Class A	1,298	60,461
Tribune Publishing Co.	330	2,525
TripAdvisor, Inc.(b)	771	29,290
TrueCar, Inc.(b)	770	3,049
United States Cellular Corp.(b)	485	17,455
	Shares	Value
Communication Services-(continued)
Vonage Holdings Corp.(b)	1,386	$ 18,323
WideOpenWest, Inc.(b)(c)	528	2,967
World Wrestling Entertainment, Inc., Class A(c)	199	14,215
Yelp, Inc.(b)	902	30,226
Zillow Group, Inc., Class C(b)(c)	463	15,941
Zynga, Inc., Class A(b)	4,488	25,626
		1,195,432
Consumer Discretionary-15.74%
1-800-Flowers.com, Inc., Class A(b)	594	8,744
Aaron’s, Inc.	1,040	66,674
Abercrombie & Fitch Co., Class A	1,892	27,661
Acushnet Holdings Corp.	441	11,453
Adtalem Global Education, Inc.(b)	881	37,636
American Eagle Outfitters, Inc.	2,816	47,365
American Outdoor Brands Corp.(b)	1,101	6,617
American Public Education, Inc.(b)	199	4,822
America’s Car-Mart, Inc.(b)	86	7,377
Asbury Automotive Group, Inc.(b)	616	58,089
Ascena Retail Group, Inc.(b)	33,089	8,236
At Home Group, Inc.(b)(c)	528	3,559
BBX Capital Corp.	2,728	11,321
Beazer Homes USA, Inc.(b)	1,827	22,892
Big Lots, Inc.	1,651	37,560
Biglari Holdings, Inc., Class B(b)	44	3,859
BJ’s Restaurants, Inc.	309	11,260
Bloomin’ Brands, Inc.	2,068	37,307
Boot Barn Holdings, Inc.(b)	308	10,549
Boyd Gaming Corp.	1,232	29,617
Bright Horizons Family Solutions, Inc.(b)	284	46,874
Brinker International, Inc.(c)	1,079	41,002
Buckle, Inc. (The)(c)	617	12,093
Caesars Entertainment Corp.(b)	4,048	46,592
Caleres, Inc.	1,232	24,825
Callaway Golf Co.(c)	1,145	20,335
Camping World Holdings, Inc., Class A(c)	2,113	16,059
Career Education Corp.(b)	418	8,573
Carrols Restaurant Group, Inc.(b)	1,012	7,388
Carter’s, Inc.	615	56,260
Cato Corp. (The), Class A	902	15,451
Cavco Industries, Inc.(b)	88	16,145
Century Communities, Inc.(b)	353	9,948
Cheesecake Factory, Inc. (The)	748	28,417
Chegg, Inc.(b)	286	11,337
Chico’s FAS, Inc.	7,634	23,818
Childrens Place, Inc. (The)(c)	330	28,792
Choice Hotels International, Inc.	213	19,379
Churchill Downs, Inc.	443	54,604
Chuy’s Holdings, Inc.(b)	243	6,165
Citi Trends, Inc.	484	8,136
Columbia Sportswear Co.	220	20,634
Conn’s, Inc.(b)(c)	594	11,975
Container Store Group, Inc. (The)(b)(c)	396	1,774
Cooper Tire & Rubber Co.(c)	1,277	29,997
Cooper-Standard Holdings, Inc.(b)	902	33,771
Cracker Barrel Old Country Store, Inc.(c)	298	49,289
Crocs, Inc.(b)	837	18,665
Dave & Buster’s Entertainment, Inc.(c)	550	23,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Deckers Outdoor Corp.(b)	327	$ 48,216
Del Friscos Restaurant Group, Inc.(b)	1,100	8,767
Denny’s Corp.(b)	462	10,899
Designer Brands Inc., Class A	1,782	29,385
Dillard’s, Inc., Class A(c)	990	57,935
Dine Brands Global, Inc.	141	9,948
Dorman Products, Inc.(b)	213	15,140
Drive Shack, Inc.(b)	419	1,973
Duluth Holdings, Inc., Class B(b)(c)	199	1,829
Dunkin’ Brands Group, Inc.	726	59,851
El Pollo Loco Holdings, Inc.(b)	330	3,369
Eldorado Resorts, Inc.(b)(c)	463	17,830
Ethan Allen Interiors, Inc.	507	8,720
Etsy, Inc.(b)	308	16,259
Everi Holdings, Inc.(b)	704	6,294
Express, Inc.(b)	7,018	14,878
Fiesta Restaurant Group, Inc.(b)	529	4,571
Five Below, Inc.(b)	154	18,922
Floor & Decor Holdings, Inc., Class A(b)	397	19,540
Fossil Group, Inc.(b)(c)	1,914	24,499
Fox Factory Holding Corp.(b)	110	7,924
Funko, Inc., Class A(b)(c)	67	1,607
Genesco, Inc.(b)	594	21,194
Gentherm, Inc.(b)	463	16,992
G-III Apparel Group Ltd.(b)	880	18,049
GNC Holdings, Inc.(b)	9,857	19,320
Golden Entertainment, Inc.(b)	507	7,189
GoPro, Inc., Class A(b)(c)	1,254	4,853
Graham Holdings Co., Class B	82	57,733
Grand Canyon Education, Inc.(b)	198	24,869
Groupon, Inc.(b)	6,336	15,713
GrubHub, Inc.(b)(c)	423	25,101
Guess?, Inc.(c)	1,232	22,262
Haverty Furniture Cos., Inc.	595	11,394
Helen of Troy Ltd.(b)	242	37,149
Hibbett Sports, Inc.(b)	660	10,916
Hilton Grand Vacations, Inc.(b)	793	26,780
Hooker Furniture Corp.	242	4,322
Houghton Mifflin Harcourt Co.(b)	2,640	15,708
Installed Building Products, Inc.(b)	198	11,268
International Speedway Corp., Class A	616	27,732
iRobot Corp.(b)(c)	190	11,744
Jack in the Box, Inc.	285	24,316
Johnson Outdoors, Inc., Class A	88	4,928
K12, Inc.(b)	485	12,780
KB Home	2,047	57,500
Lands’ End, Inc.(b)(c)	397	3,077
Laureate Education, Inc., Class A(b)	2,574	47,104
La-Z-Boy, Inc.	682	21,735
LCI Industries	330	27,967
LGI Homes, Inc.(b)	110	8,966
Lindblad Expeditions Holdings, Inc.(b)	198	3,695
Liquidity Services, Inc.(b)	242	1,832
M/I Homes, Inc.(b)	682	24,647
Malibu Boats, Inc., Class A(b)	154	4,284
Marine Products Corp.	66	999
MarineMax, Inc.(b)	704	10,180
Marriott Vacations Worldwide Corp.	428	42,197
Mattel, Inc.(b)(c)	3,389	33,212
MDC Holdings, Inc.	792	30,627
	Shares	Value
Consumer Discretionary-(continued)
MercadoLibre, Inc. (Argentina)(b)	38	$ 22,595
Meritage Homes Corp.(b)	749	48,940
Michaels Cos., Inc. (The)	2,706	15,343
Modine Manufacturing Co.(b)	1,496	15,274
Monarch Casino & Resort, Inc.(b)	88	3,905
Monro, Inc.	221	17,176
Motorcar Parts of America, Inc.(b)	221	3,211
Movado Group, Inc.	330	7,102
National Vision Holdings, Inc.(b)	529	15,002
Noodles & Co.(b)(c)	287	1,656
Ollie’s Bargain Outlet Holdings, Inc.(b)	154	8,539
Overstock.com, Inc.(b)	594	9,344
Oxford Industries, Inc.	198	13,816
Papa John’s International, Inc.(c)	375	18,660
Party City Holdco, Inc.(b)(c)	2,794	13,132
Penn National Gaming, Inc.(b)	1,760	33,739
PetMed Express, Inc.(c)	264	4,171
Planet Fitness, Inc., Class A(b)	224	15,817
Pool Corp.	198	38,883
Quotient Technology, Inc.(b)	639	4,690
Red Robin Gourmet Burgers, Inc.(b)	441	14,769
Red Rock Resorts, Inc., Class A	1,210	25,228
Regis Corp.(b)	748	12,095
Rent-A-Center, Inc.(b)	968	24,713
RH(b)(c)	521	74,633
Roku, Inc.(b)	78	11,806
Ruth’s Hospitality Group, Inc.	308	5,991
Sally Beauty Holdings, Inc.(b)	2,575	31,492
Scientific Games Corp.(b)(c)	397	7,337
SeaWorld Entertainment, Inc.(b)	616	17,870
ServiceMaster Global Holdings, Inc.(b)	740	42,210
Shake Shack, Inc., Class A(b)	110	10,908
Shoe Carnival, Inc.(c)	309	9,499
Shutterfly, Inc.(b)	463	23,557
Shutterstock, Inc.(b)	177	6,214
Six Flags Entertainment Corp.	836	49,466
Skechers U.S.A., Inc., Class A(b)	2,113	66,898
Sleep Number Corp.(b)	793	33,179
Sonic Automotive, Inc., Class A	2,574	69,266
Sotheby’s(b)	704	40,656
Speedway Motorsports, Inc.	242	4,780
Stamps.com, Inc.(b)	573	36,878
Standard Motor Products, Inc.	286	12,673
Steven Madden Ltd.	858	28,503
Stitch Fix, Inc., Class A(b)(c)	485	9,244
Stoneridge, Inc.(b)	352	10,810
Strategic Education, Inc.	66	11,169
Sturm Ruger & Co., Inc.	198	8,120
Superior Industries International, Inc.	3,718	10,225
Tailored Brands, Inc.(c)	4,730	25,637
Taylor Morrison Home Corp., Class A(b)	2,531	60,390
Tempur Sealy International, Inc.(b)	352	27,146
Texas Roadhouse, Inc.	673	34,633
Tile Shop Holdings, Inc.(c)	771	2,074
TopBuild Corp.(b)	396	36,678
Tower International, Inc.	902	27,899
TRI Pointe Group, Inc.(b)	3,697	51,758
Tupperware Brands Corp.	1,320	17,173
Unifi, Inc.(b)	352	6,772
Universal Electronics, Inc.(b)	177	7,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Consumer Discretionary-(continued)
Urban Outfitters, Inc.(b)	1,255	$ 29,380
Vera Bradley, Inc.(b)	440	4,660
Vista Outdoor, Inc.(b)	3,102	17,340
Visteon Corp.(b)	881	60,763
Wayfair, Inc., Class A(b)(c)	221	24,916
Weight Watchers International, Inc.(b)	485	14,545
Wendy’s Co. (The)	2,024	44,528
William Lyon Homes, Inc., Class A(b)	1,079	19,066
Wingstop, Inc.	110	11,019
Winmark Corp.	23	3,738
Winnebago Industries, Inc.	551	17,643
Wolverine World Wide, Inc.	1,167	30,284
Zovio Inc.(b)	859	1,959
Zumiez, Inc.(b)	374	9,717
		3,892,158
Consumer Staples-4.14%
Alico, Inc.	111	3,313
Andersons, Inc. (The)	946	21,682
B&G Foods, Inc.(c)	1,387	23,482
Boston Beer Co., Inc. (The), Class A(b)	63	27,620
Calavo Growers, Inc.	110	9,752
Cal-Maine Foods, Inc.	397	16,094
Central Garden & Pet Co., Class A(b)	836	20,114
Chefs’ Warehouse, Inc. (The)(b)	265	10,224
Coca-Cola Consolidated, Inc.	79	26,592
Coty, Inc., Class A	4,532	43,281
Darling Ingredients, Inc.(b)	2,575	47,895
Dean Foods Co.(c)	30,228	30,530
Edgewell Personal Care Co.(b)	1,408	39,199
elf Beauty, Inc.(b)	220	3,590
Energizer Holdings, Inc.(c)	507	19,520
Farmer Brothers Co.(b)	220	2,671
Flowers Foods, Inc.	2,156	49,157
Fresh Del Monte Produce, Inc.	1,166	30,363
Freshpet, Inc.(b)	44	2,160
Hain Celestial Group, Inc. (The)(b)	1,320	25,146
Hostess Brands, Inc.(b)	1,430	20,049
Ingles Markets, Inc., Class A	1,144	44,479
Inter Parfums, Inc.	88	5,658
J & J Snack Foods Corp.	108	20,851
John B. Sanfilippo & Son, Inc.	132	12,223
Lamb Weston Holdings, Inc.	638	44,909
Lancaster Colony Corp.	132	19,259
Medifast, Inc.	71	7,097
MGP Ingredients, Inc.	66	3,179
National Beverage Corp.(c)	67	2,740
Natural Grocers by Vitamin Cottage, Inc.(b)	243	2,294
Nu Skin Enterprises, Inc., Class A	727	29,531
Pilgrim’s Pride Corp.(b)	749	23,339
PriceSmart, Inc.	440	26,589
Sanderson Farms, Inc.	287	42,941
Seaboard Corp.	4	16,521
Seneca Foods Corp., Class A(b)	463	12,723
Simply Good Foods Co. (The)(b)	353	10,459
SpartanNash Co.	3,829	41,238
Spectrum Brands Holdings, Inc.	594	33,187
Sprouts Farmers Market, Inc.(b)	2,729	48,986
Tootsie Roll Industries, Inc.(c)	242	8,877
Turning Point Brands, Inc.(c)	45	1,613
	Shares	Value
Consumer Staples-(continued)
Universal Corp.	573	$ 28,684
USANA Health Sciences, Inc.(b)	154	10,467
Vector Group Ltd.(c)	1,849	21,596
WD-40 Co.	68	12,396
Weis Markets, Inc.	528	20,185
		1,024,455
Energy-3.67%
Arch Coal, Inc., Class A(c)	598	45,783
Archrock, Inc.	2,354	22,857
Bonanza Creek Energy, Inc.(b)	397	8,956
C&J Energy Services, Inc.(b)	2,288	21,873
California Resources Corp.(b)(c)	990	9,692
Carrizo Oil & Gas, Inc.(b)	2,575	21,347
Centennial Resource Development, Inc., Class A(b)	3,455	16,653
Clean Energy Fuels Corp.(b)	1,651	3,285
CONSOL Energy, Inc.(b)	814	13,643
Continental Resources, Inc.(b)(c)	1,013	29,580
Contura Energy, Inc.(b)	440	12,672
Denbury Resources, Inc.(b)	17,491	18,890
DHT Holdings, Inc.	1,321	7,424
DMC Global, Inc.	44	1,911
Dril-Quip, Inc.(b)	462	21,183
Exterran Corp.(b)	1,276	13,462
Extraction Oil & Gas, Inc.(b)(c)	6,798	27,396
Forum Energy Technologies, Inc.(b)	2,641	3,724
Geospace Technologies Corp.(b)	110	1,346
Golar LNG Ltd. (Bermuda)	1,145	13,408
Green Plains, Inc.	1,717	14,097
Gulf Island Fabrication, Inc.(b)	198	1,253
Helix Energy Solutions Group, Inc.(b)	2,795	20,236
HighPoint Resources Corp.(b)	3,895	4,557
International Seaways, Inc.(b)	550	9,471
Jagged Peak Energy, Inc.(b)	573	3,954
Laredo Petroleum, Inc.(b)	8,360	20,733
Magnolia Oil & Gas Corp., Class A(b)(c)	1,299	13,263
Mammoth Energy Services, Inc.	1,277	4,648
Matador Resources Co.(b)	1,541	24,117
Matrix Service Co.(b)	529	10,511
McDermott International, Inc.(b)	7,327	34,583
Montage Resources Corp.(b)	682	2,032
Nabors Industries Ltd.	14,762	24,800
NACCO Industries, Inc., Class A	66	3,285
Newpark Resources, Inc.(b)	1,519	10,041
Northern Oil and Gas, Inc.(b)(c)	1,584	2,915
Oceaneering International, Inc.(b)	1,409	18,261
Oil States International, Inc.(b)	1,034	14,259
Par Pacific Holdings, Inc.(b)	1,188	25,827
PDC Energy, Inc.(b)	1,452	46,246
Penn Virginia Corp.(b)	309	8,806
ProPetro Holding Corp.(b)	837	8,914
Renewable Energy Group, Inc.(b)	1,782	21,687
REX American Resources Corp.(b)	88	6,044
RigNet, Inc.(b)	221	1,733
Ring Energy, Inc.(b)	1,386	2,024
RPC, Inc.(c)	1,100	5,841
SandRidge Energy, Inc.(b)	1,629	7,624
SEACOR Holdings, Inc.(b)	243	11,414
Select Energy Services, Inc., Class A(b)	1,408	11,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Energy-(continued)
SemGroup Corp., Class A	2,663	$ 23,541
Ship Finance International Ltd. (Norway)	1,716	24,144
SM Energy Co.	3,411	32,336
SRC Energy, Inc.(b)	5,919	29,713
Superior Energy Services, Inc.(b)	10,143	3,396
Teekay Corp. (Bermuda)	4,687	17,201
TETRA Technologies, Inc.(b)	4,093	6,794
Texas Pacific Land Trust	18	11,794
Tidewater, Inc.(b)	441	6,950
Unit Corp.(b)	2,442	7,399
US Silica Holdings, Inc.	2,839	28,873
W&T Offshore, Inc.(b)	1,144	5,011
		906,902
Financials-6.69%
AMERISAFE, Inc.	271	18,618
Arbor Realty Trust, Inc.(c)	1,078	13,529
Argo Group International Holdings Ltd.	535	35,160
Artisan Partners Asset Management, Inc., Class A	1,277	34,019
Blucora, Inc.(b)	375	8,467
Brown & Brown, Inc.	1,739	64,152
CBTX, Inc.	155	4,174
Cohen & Steers, Inc.	154	8,305
Compass Diversified Holdings	1,188	22,263
Cowen, Inc., Class A(b)	924	14,424
Crawford & Co., Class A(c)	682	6,581
Credit Acceptance Corp.(b)	74	33,496
Diamond Hill Investment Group, Inc.	44	5,936
Donegal Group, Inc., Class A	397	5,729
Donnelley Financial Solutions, Inc.(b)	682	7,250
Eaton Vance Corp.	1,233	53,167
eHealth, Inc.(b)	44	3,666
EMC Insurance Group, Inc.	132	4,744
Employers Holdings, Inc.	484	20,875
Encore Capital Group, Inc.(b)(c)	484	17,860
Enova International, Inc.(b)	1,343	32,098
Erie Indemnity Co., Class A	132	28,949
Essent Group Ltd.(b)	881	42,728
Evercore, Inc., Class A	586	46,739
EZCORP, Inc., Class A(b)	1,474	11,600
FactSet Research Systems, Inc.	176	47,888
Federated Investors, Inc., Class B	946	30,310
FirstCash, Inc.	506	49,957
GAMCO Investors, Inc., Class A	352	6,220
Green Dot Corp., Class A(b)	462	14,128
Greenhill & Co., Inc.(c)	837	11,751
Hamilton Lane, Inc., Class A	133	8,265
Heritage Insurance Holdings, Inc.	550	7,210
Houlihan Lokey, Inc.	594	26,243
James River Group Holdings Ltd.	528	26,020
Kemper Corp.	662	46,327
Kinsale Capital Group, Inc.	97	9,528
KKR Real Estate Finance Trust, Inc.	550	10,400
Ladenburg Thalmann Financial Services, Inc.	3,411	6,686
LendingTree, Inc.(b)(c)	22	6,822
Luther Burbank Corp.	616	6,443
MarketAxess Holdings, Inc.	76	30,219
Merchants Bancorp	45	714
Mercury General Corp.	506	27,071
	Shares	Value
Financials-(continued)
MGIC Investment Corp.	4,422	$ 55,938
Moelis & Co., Class A	1,166	39,096
Morningstar, Inc.	113	18,259
National General Holdings Corp.	1,496	35,276
NMI Holdings, Inc., Class A(b)	419	11,874
On Deck Capital, Inc.(b)	2,046	6,649
Oppenheimer Holdings, Inc., Class A	396	10,993
Piper Jaffray Cos.	370	26,921
PJT Partners, Inc., Class A	221	9,196
PRA Group, Inc.(b)	572	19,528
Primerica, Inc.	440	52,435
ProAssurance Corp.	1,057	41,297
Protective Insurance Corp.	462	7,484
Radian Group, Inc.	2,618	59,036
RLI Corp.	323	29,577
Safety Insurance Group, Inc.	195	18,806
SEI Investments Co.	1,167	67,114
Selective Insurance Group, Inc.	659	52,476
State Auto Financial Corp.	176	5,627
Stewart Information Services Corp.	485	17,373
Trupanion, Inc.(b)(c)	66	1,590
United Fire Group, Inc.	454	20,503
United Insurance Holdings Corp.	331	3,879
Universal Insurance Holdings, Inc.	660	16,500
Virtu Financial, Inc., Class A(c)	1,122	21,094
Waddell & Reed Financial, Inc., Class A(c)	2,069	33,456
Walker & Dunlop, Inc.	550	30,723
Westwood Holdings Group, Inc.	154	4,227
WisdomTree Investments, Inc.	837	4,026
World Acceptance Corp.(b)(c)	128	17,011
		1,654,695
Health Care-9.25%
ABIOMED, Inc.(b)	88	16,990
Acadia Healthcare Co., Inc.(b)	1,607	42,521
Accuray, Inc.(b)	727	1,948
Acorda Therapeutics, Inc.(b)(c)	1,232	3,979
Addus HomeCare Corp.(b)	88	7,742
Akorn, Inc.(b)	1,826	5,277
Align Technology, Inc.(b)	176	32,227
Alkermes PLC(b)	792	16,616
Allscripts Healthcare Solutions, Inc.(b)	3,080	27,966
AMAG Pharmaceuticals, Inc.(b)(c)	1,210	13,213
Amedisys, Inc.(b)	264	33,979
American Renal Associates Holdings, Inc.(b)	1,298	8,048
AMN Healthcare Services, Inc.(b)	565	32,996
Amneal Pharmaceuticals, Inc.(b)	1,650	4,207
Amphastar Pharmaceuticals, Inc.(b)	242	5,435
AngioDynamics, Inc.(b)	396	7,275
ANI Pharmaceuticals, Inc.(b)	45	2,948
Anika Therapeutics, Inc.(b)	167	9,479
Apollo Medical Holdings, Inc.(b)	198	3,877
Arena Pharmaceuticals, Inc.(b)	132	6,981
Arrowhead Pharmaceuticals, Inc.(b)(c)	88	3,007
Assertio Therapeutics, Inc.(b)	1,673	2,409
AtriCure, Inc.(b)	88	2,410
Atrion Corp.	6	4,663
Avanos Medical, Inc.(b)	286	9,489
AxoGen, Inc.(b)	22	349
BioMarin Pharmaceutical, Inc.(b)	396	29,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
Bio-Rad Laboratories, Inc., Class A(b)	173	$ 58,424
Bio-Techne Corp.	111	21,264
BioTelemetry, Inc.(b)	132	5,234
Brookdale Senior Living, Inc.(b)	6,270	51,289
Bruker Corp.	506	21,844
Cambrex Corp.(b)	286	17,140
Cantel Medical Corp.	199	18,294
Capital Senior Living Corp.(b)	991	4,569
Cara Therapeutics, Inc.(b)	1	23
Cardiovascular Systems, Inc.(b)	66	3,196
CareDx, Inc.(b)	1	23
Catalent, Inc.(b)	814	42,930
Charles River Laboratories International, Inc.(b)	302	39,622
Chemed Corp.	103	44,231
ChemoCentryx, Inc.(b)	67	446
Codexis, Inc.(b)(c)	22	309
Collegium Pharmaceutical, Inc.(b)	352	4,076
Computer Programs & Systems, Inc.	111	2,348
CONMED Corp.	176	17,736
Corcept Therapeutics, Inc.(b)(c)	639	8,058
CorVel Corp.(b)	78	6,570
Cross Country Healthcare, Inc.(b)	1,012	10,373
CryoLife, Inc.(b)	132	3,538
CytomX Therapeutics, Inc.(b)	66	579
Denali Therapeutics, Inc.(b)(c)	132	2,376
DexCom, Inc.(b)	120	20,593
Dicerna Pharmaceuticals, Inc.(b)	44	612
Diplomat Pharmacy, Inc.(b)	5,478	31,827
Eagle Pharmaceuticals, Inc.(b)	132	7,443
Emergent BioSolutions, Inc.(b)	353	15,461
Enanta Pharmaceuticals, Inc.(b)	79	5,573
Endo International PLC(b)	4,049	9,596
Ensign Group, Inc. (The)	374	18,663
Evolent Health, Inc., Class A(b)	815	5,599
Exact Sciences Corp.(b)	62	7,392
Exelixis, Inc.(b)	1,166	23,145
FibroGen, Inc.(b)	89	3,975
Fluidigm Corp.(b)	1	6
Genomic Health, Inc.(b)	111	8,509
Glaukos Corp.(b)	44	2,830
Globus Medical, Inc., Class A(b)	441	22,522
Haemonetics Corp.(b)	311	41,528
Halozyme Therapeutics, Inc.(b)	308	5,088
Hanger, Inc.(b)	308	5,815
HealthEquity, Inc.(b)	137	8,132
HealthStream, Inc.(b)	220	5,559
Heska Corp.(b)	22	1,544
Hill-Rom Holdings, Inc.	506	54,486
HMS Holdings Corp.(b)	418	15,270
Horizon Pharma PLC(b)	924	25,530
ICON PLC (Ireland)(b)	298	45,949
ICU Medical, Inc.(b)	110	17,792
IDEXX Laboratories, Inc.(b)	193	55,920
Incyte Corp.(b)	418	34,201
Innoviva, Inc.(b)	507	5,876
Inogen, Inc.(b)	67	3,107
Inovalon Holdings, Inc., Class A(b)	858	14,517
Insulet Corp.(b)	66	10,175
Integer Holdings Corp.(b)	286	20,706
Integra LifeSciences Holdings Corp.(b)	396	23,768
	Shares	Value
Health Care-(continued)
Intersect ENT, Inc.(b)	44	$ 721
Intrexon Corp.(b)(c)	110	642
Invacare Corp.	1,145	5,542
Ionis Pharmaceuticals, Inc.(b)	352	22,250
iRhythm Technologies, Inc.(b)	1	76
Lannett Co., Inc.(b)(c)	1,672	17,222
Lantheus Holdings, Inc.(b)	176	3,830
LeMaitre Vascular, Inc.	67	2,121
LHC Group, Inc.(b)	154	18,249
Luminex Corp.	375	7,687
MacroGenics, Inc.(b)	44	631
Magellan Health, Inc.(b)	858	54,063
Masimo Corp.(b)	156	23,907
Medidata Solutions, Inc.(b)	132	12,089
Medpace Holdings, Inc.(b)	243	19,661
Meridian Bioscience, Inc.	484	4,467
Merit Medical Systems, Inc.(b)	243	8,452
Mesa Laboratories, Inc.(c)	17	3,761
Myriad Genetics, Inc.(b)	704	16,565
National HealthCare Corp.	176	14,221
National Research Corp.	67	4,290
Natus Medical, Inc.(b)	287	7,944
Nektar Therapeutics(b)(c)	1,122	19,714
Neogen Corp.(b)	154	10,860
NeoGenomics, Inc.(b)	287	7,169
Neurocrine Biosciences, Inc.(b)	88	8,749
Nevro Corp.(b)	74	6,196
NextGen Healthcare, Inc.(b)	309	4,391
NuVasive, Inc.(b)	330	20,962
Omnicell, Inc.(b)	167	11,991
OPKO Health, Inc.(b)(c)	5,126	9,432
Option Care Health Inc.(b)	1,211	4,238
OraSure Technologies, Inc.(b)	507	3,346
Orthofix Medical, Inc.(b)	132	6,711
OrthoPediatrics Corp.(b)	1	32
Pacira BioSciences Inc.(b)	111	4,134
Penumbra, Inc.(b)	45	6,550
PerkinElmer, Inc.	595	49,206
PetIQ, Inc.(b)(c)	110	3,483
Phibro Animal Health Corp., Class A	309	6,381
PRA Health Sciences, Inc.(b)	372	36,768
Premier, Inc., Class A(b)	793	27,961
Prestige Consumer Healthcare Inc.(b)	858	27,353
Providence Service Corp. (The)(b)	251	14,109
PTC Therapeutics, Inc.(b)	67	2,986
Quidel Corp.(b)	162	10,214
R1 RCM, Inc.(b)	397	4,629
RadNet, Inc.(b)	793	11,031
REGENXBIO, Inc.(b)	132	4,553
Repligen Corp.(b)	89	8,260
Retrophin, Inc.(b)	133	1,674
RTI Surgical, Inc.(b)	704	2,239
Seattle Genetics, Inc.(b)	114	8,281
Select Medical Holdings Corp.(b)	2,795	45,335
Spectrum Pharmaceuticals, Inc.(b)	286	2,099
STAAR Surgical Co.(b)(c)	66	1,987
Supernus Pharmaceuticals, Inc.(b)	286	7,731
Surgery Partners, Inc.(b)	793	5,107
SurModics, Inc.(b)	66	3,106
Syneos Health, Inc.(b)	859	45,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Health Care-(continued)
Tabula Rasa HealthCare, Inc.(b)(c)	44	$ 2,499
Tactile Systems Technology, Inc.(b)	23	1,160
Tandem Diabetes Care, Inc.(b)	1	72
Teladoc Health, Inc.(b)(c)	111	6,425
Teleflex, Inc.	176	64,050
Tivity Health, Inc.(b)(c)	529	9,660
United Therapeutics Corp.(b)	565	46,646
US Physical Therapy, Inc.	66	8,812
Vanda Pharmaceuticals, Inc.(b)	221	3,114
Varex Imaging Corp.(b)	396	10,435
Varian Medical Systems, Inc.(b)	447	47,351
Veeva Systems, Inc., Class A(b)	176	28,227
Veracyte, Inc.(b)	1	27
Vericel Corp.(b)	44	728
Vocera Communications, Inc.(b)(c)	89	2,043
West Pharmaceutical Services, Inc.	360	52,366
Xencor, Inc.(b)	45	1,678
		2,286,731
Industrials-22.53%
AAON, Inc.	154	7,387
AAR Corp.	660	28,354
ABM Industries, Inc.	1,519	56,598
Acacia Research Corp.(b)	1,013	2,644
ACCO Brands Corp.	3,630	33,650
Actuant Corp., Class A	594	13,193
Advanced Disposal Services, Inc.(b)	837	27,136
Advanced Drainage Systems, Inc.	463	14,534
Aegion Corp.(b)	968	19,108
Aerojet Rocketdyne Holdings, Inc.(b)	573	29,928
AeroVironment, Inc.(b)	89	4,586
Air Transport Services Group, Inc.(b)	815	16,463
Alamo Group, Inc.	110	12,560
Alaska Air Group, Inc.	550	32,846
Albany International Corp.	234	19,239
Allegiant Travel Co.	69	9,797
Allegion PLC	437	42,070
Altra Industrial Motion Corp.	485	12,605
AMERCO	110	38,678
American Woodmark Corp.(b)	237	19,522
Apogee Enterprises, Inc.	485	17,911
Applied Industrial Technologies, Inc.	616	32,888
ArcBest Corp.	1,100	32,571
Argan, Inc.	45	1,859
Armstrong Flooring, Inc.(b)	1,035	7,007
Armstrong World Industries, Inc.	330	31,505
ASGN, Inc.(b)	638	39,856
Astec Industries, Inc.	462	12,751
Astronics Corp.(b)	220	6,052
Atkore International Group, Inc.(b)	1,540	44,675
Atlas Air Worldwide Holdings, Inc.(b)	1,101	28,461
Axon Enterprise, Inc.(b)	110	6,597
AZZ, Inc.	309	12,752
Barnes Group, Inc.	616	27,628
Barrett Business Services, Inc.	132	11,501
Beacon Roofing Supply, Inc.(b)	1,497	47,724
BMC Stock Holdings, Inc.(b)	1,497	38,069
Brady Corp., Class A	419	19,781
Briggs & Stratton Corp.	1,695	7,322
Brink’s Co. (The)	483	36,346
	Shares	Value
Industrials-(continued)
Builders FirstSource, Inc.(b)	3,366	$ 65,469
BWX Technologies, Inc.	625	37,000
CAI International, Inc.(b)	660	13,979
Casella Waste Systems, Inc., Class A(b)	177	8,054
CBIZ, Inc.(b)	705	15,750
Chart Industries, Inc.(b)	204	12,819
CIRCOR International, Inc.(b)	353	12,133
Civeo Corp.(b)	2,905	4,038
Clean Harbors, Inc.(b)	598	43,983
Colfax Corp.(b)(c)	1,805	49,096
Columbus McKinnon Corp.	308	9,970
Comfort Systems USA, Inc.	440	17,010
Commercial Vehicle Group, Inc.(b)	836	5,309
Continental Building Products, Inc.(b)	507	12,746
Copa Holdings S.A., Class A (Panama)	183	18,882
Copart, Inc.(b)	704	53,075
Cornerstone Building Brands, Inc.(b)	1,167	5,473
CoStar Group, Inc.(b)	84	51,649
Covanta Holding Corp.	1,826	31,407
CRA International, Inc.	176	6,845
Crane Co.	572	43,609
CSW Industrials, Inc.	111	7,571
Cubic Corp.	220	15,239
Curtiss-Wright Corp.	418	51,264
Deluxe Corp.	1,144	52,716
Donaldson Co., Inc.	969	46,861
Douglas Dynamics, Inc.	221	9,229
Ducommun, Inc.(b)	132	5,436
DXP Enterprises, Inc.(b)	242	7,853
Dycom Industries, Inc.(b)	550	24,475
Echo Global Logistics, Inc.(b)	881	17,655
Encore Wire Corp.	297	16,035
Energy Recovery, Inc.(b)(c)	111	1,073
EnerSys	638	35,728
Ennis, Inc.	375	7,541
EnPro Industries, Inc.	425	26,469
ESCO Technologies, Inc.	212	16,140
Evoqua Water Technologies Corp.(b)	660	10,204
Exponent, Inc.	204	14,462
Federal Signal Corp.	551	16,370
Flowserve Corp.	1,034	44,131
Forrester Research, Inc.	67	2,336
Forward Air Corp.	352	21,930
Foundation Building Materials, Inc.(b)	418	7,160
Franklin Electric Co., Inc.	352	16,139
FTI Consulting, Inc.(b)	434	46,933
Gardner Denver Holdings, Inc.(b)	814	23,346
GATX Corp.	660	48,985
Genco Shipping & Trading Ltd.(b)	1,343	12,839
Generac Holdings, Inc.(b)	484	37,747
Gibraltar Industries, Inc.(b)	352	14,175
GMS, Inc.(b)	991	29,195
Gorman-Rupp Co. (The)	177	5,287
GP Strategies Corp.(b)	331	4,263
Graco, Inc.	946	43,109
Granite Construction, Inc.	792	22,524
Great Lakes Dredge & Dock Corp.(b)	815	8,835
Greenbrier Cos., Inc. (The)	946	22,032
Griffon Corp.	1,188	20,731
H&E Equipment Services, Inc.	595	14,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Industrials-(continued)
Harsco Corp.(b)	771	$ 13,801
Hawaiian Holdings, Inc.	440	10,740
Healthcare Services Group, Inc.	594	13,395
Heartland Express, Inc.	551	11,334
HEICO Corp.(c)	264	38,193
Heidrick & Struggles International, Inc.	286	7,593
Helios Technologies, Inc.	198	8,472
Herc Holdings, Inc.(b)	815	33,643
Heritage-Crystal Clean, Inc.(b)	133	3,259
Herman Miller, Inc.	858	36,276
Hexcel Corp.	837	70,434
Hillenbrand, Inc.	814	22,336
HNI Corp.	793	24,734
Hub Group, Inc., Class A(b)	771	33,199
Huron Consulting Group, Inc.(b)	264	16,159
Hyster-Yale Materials Handling, Inc.	265	14,456
ICF International, Inc.	220	18,625
InnerWorkings, Inc.(b)	2,223	9,426
Insperity, Inc.	308	30,510
Insteel Industries, Inc.	308	5,760
Interface, Inc.	947	10,464
ITT, Inc.	793	45,138
JELD-WEN Holding, Inc.(b)	1,386	23,922
JetBlue Airways Corp.(b)	2,134	36,961
John Bean Technologies Corp.	176	18,008
Kadant, Inc.	110	9,052
Kaman Corp.	396	23,122
Kelly Services, Inc., Class A	1,563	37,840
Kennametal, Inc.	1,100	32,879
Kforce, Inc.	353	11,487
Kimball International, Inc., Class B	528	9,266
Kirby Corp.(b)	633	46,582
Knoll, Inc.	770	17,756
Korn Ferry	683	26,692
Kratos Defense & Security Solutions, Inc.(b)	330	6,590
Landstar System, Inc.	497	55,425
Lawson Products, Inc.(b)	67	2,442
LB Foster Co., Class A(b)	199	3,962
Lennox International, Inc.	220	55,832
Lincoln Electric Holdings, Inc.	638	52,673
Lindsay Corp.	88	7,767
LSC Communications, Inc.	5,500	7,150
Lydall, Inc.(b)	440	8,848
Manitowoc Co., Inc. (The)(b)	199	2,488
Marten Transport Ltd.	528	10,386
MasTec, Inc.(b)	1,188	74,690
Matson, Inc.	771	27,394
Matthews International Corp., Class A	639	18,729
McGrath RentCorp	242	15,495
Mercury Systems, Inc.(b)	179	15,328
Meritor, Inc.(b)	1,892	31,823
Middleby Corp. (The)(b)	330	36,188
Milacron Holdings Corp.(b)	1,211	19,194
Mistras Group, Inc.(b)	374	5,460
Mobile Mini, Inc.	551	17,224
Moog, Inc., Class A	418	33,963
MRC Global, Inc.(b)	1,937	24,348
MSA Safety, Inc.	229	24,189
MSC Industrial Direct Co., Inc.	752	50,850
Mueller Industries, Inc.	859	22,643
	Shares	Value
Industrials-(continued)
Mueller Water Products, Inc., Class A	1,804	$ 18,870
MYR Group, Inc.(b)	353	10,121
National Presto Industries, Inc.(c)	66	5,657
Navigant Consulting, Inc.	815	22,714
Navistar International Corp.(b)	484	11,132
NN, Inc.	859	5,515
Nordson Corp.	330	44,867
NOW, Inc.(b)	1,914	22,757
NV5 Global, Inc.(b)	69	4,259
Omega Flex, Inc.	39	3,284
Park Aerospace Corp.	374	6,321
Park-Ohio Holdings Corp.	286	7,776
Patrick Industries, Inc.(b)	572	20,672
PGT Innovations, Inc.(b)	550	8,800
Pitney Bowes, Inc.	9,175	32,663
Powell Industries, Inc.	111	4,032
Primoris Services Corp.	1,012	19,774
Proto Labs, Inc.(b)	89	8,432
Quad/Graphics, Inc.	3,916	35,205
Quanex Building Products Corp.	836	14,396
Raven Industries, Inc.	242	7,059
RBC Bearings, Inc.(b)	111	17,708
Regal Beloit Corp.	793	56,224
Resources Connection, Inc.	506	8,374
REV Group, Inc.	771	9,938
Rexnord Corp.(b)	1,144	29,950
Rollins, Inc.	397	13,026
RR Donnelley & Sons Co.	15,819	38,282
Rush Enterprises, Inc., Class A	1,342	48,460
Saia, Inc.(b)	330	28,228
Schneider National, Inc., Class B	2,927	56,901
Simpson Manufacturing Co., Inc.	396	25,423
SiteOne Landscape Supply, Inc.(b)	246	19,237
SkyWest, Inc.	265	15,174
SP Plus Corp.(b)	396	13,666
Spartan Motors, Inc.	726	9,155
Spirit Airlines, Inc.(b)	264	9,911
SPX Corp.(b)	462	17,533
SPX FLOW, Inc.(b)	704	23,732
Standex International Corp.	180	12,375
Steelcase, Inc., Class A	2,025	31,448
Stericycle, Inc.(b)	1,188	53,329
Sunrun, Inc.(b)	418	6,408
Systemax, Inc.	265	5,319
Team, Inc.(b)	705	11,618
Teledyne Technologies, Inc.(b)	205	63,261
Tennant Co.	198	13,541
Tetra Tech, Inc.	572	46,401
Textainer Group Holdings Ltd. (China)(b)	1,012	8,066
Thermon Group Holdings, Inc.(b)	199	4,328
Timken Co. (The)	1,079	43,354
Titan International, Inc.	2,200	5,720
Titan Machinery, Inc.(b)	616	9,277
Toro Co. (The)	684	49,255
TPI Composites, Inc.(b)	309	5,451
TransUnion	794	66,418
Trex Co., Inc.(b)	198	16,935
TriMas Corp.(b)	484	14,220
TriNet Group, Inc.(b)	219	14,701
Triton International Ltd. (Bermuda)	1,760	56,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Industrials-(continued)
Triumph Group, Inc.	551	$ 11,450
TrueBlue, Inc.(b)	1,035	20,089
Tutor Perini Corp.(b)	2,069	20,669
Twin Disc, Inc.(b)	154	1,557
UniFirst Corp.	238	46,627
Univar Solutions Inc.(b)	2,641	51,103
Universal Forest Products, Inc.	1,079	42,189
Universal Logistics Holdings, Inc.	177	3,708
US Ecology, Inc.	176	10,660
Valmont Industries, Inc.	315	42,682
Veritiv Corp.(b)	2,113	34,991
Viad Corp.	242	15,640
Vicor Corp.(b)	67	2,043
Vivint Solar, Inc.(b)(c)	176	1,419
Wabash National Corp.	1,695	23,120
WABCO Holdings, Inc.(b)	462	61,682
Wabtec Corp.	814	56,337
Watsco, Inc.	344	56,261
Watts Water Technologies, Inc., Class A	307	28,130
Werner Enterprises, Inc.	793	25,915
Wesco Aircraft Holdings, Inc.(b)	1,101	12,111
Willscot Corp.(b)	286	3,990
Woodward, Inc.	380	40,983
YRC Worldwide, Inc.(b)(c)	5,171	11,273
		5,571,382
Information Technology-16.85%
2U, Inc.(b)(c)	155	2,771
3D Systems Corp.(b)(c)	1,056	7,392
8x8, Inc.(b)	199	4,838
A10 Networks, Inc.(b)	242	1,679
Acacia Communications, Inc.(b)	205	12,925
ACI Worldwide, Inc.(b)	727	21,650
ADTRAN, Inc.	572	5,874
Advanced Energy Industries, Inc.(b)	374	19,313
Advanced Micro Devices, Inc.(b)	1,628	51,201
Agilysys, Inc.(b)	67	1,826
Alarm.com Holdings, Inc.(b)	67	3,189
Altair Engineering, Inc., Class A(b)	110	3,780
Alteryx, Inc., Class A(b)	44	6,268
Ambarella, Inc.(b)	243	13,576
Amkor Technology, Inc.(b)	8,383	73,351
Anixter International, Inc.(b)	1,034	62,009
AppFolio, Inc., Class A(b)	41	4,050
Appian Corp.(b)	22	1,308
Applied Optoelectronics, Inc.(b)(c)	660	5,874
Arista Networks, Inc.(b)	154	34,899
Aspen Technology, Inc.(b)	220	29,304
Autodesk, Inc.(b)	330	47,131
Avid Technology, Inc.(b)	110	821
AVX Corp.	770	10,433
Axcelis Technologies, Inc.(b)	418	6,400
Badger Meter, Inc.	154	7,943
Bel Fuse, Inc., Class B	242	2,662
Belden, Inc.	815	37,172
Benchmark Electronics, Inc.	1,540	40,779
Benefitfocus, Inc.(b)	23	601
Black Knight, Inc.(b)	814	50,671
Blackbaud, Inc.	220	20,013
Blackline, Inc.(b)	67	3,412
	Shares	Value
Information Technology-(continued)
Bottomline Technologies (DE), Inc.(b)	396	$ 16,331
Box, Inc., Class A(b)	418	6,115
Brightcove, Inc.(b)	154	1,899
Brooks Automation, Inc.	374	12,465
Cabot Microelectronics Corp.	176	21,938
CACI International, Inc., Class A(b)	286	63,575
Cadence Design Systems Inc.(b)	880	60,262
CalAmp Corp.(b)	573	5,501
Calix, Inc.(b)	396	2,380
Carbonite, Inc.(b)	177	2,133
Cardtronics PLC, Class A(b)	617	18,276
Casa Systems, Inc.(b)	440	2,534
CEVA, Inc.(b)	176	5,528
ChannelAdvisor Corp.(b)	154	1,324
Ciena Corp.(b)	1,298	53,127
Cirrus Logic, Inc.(b)	968	51,924
Cision Ltd.(b)	572	3,958
Cloudera, Inc.(b)(c)	792	5,655
Cognex Corp.	770	34,712
Coherent, Inc.	308	44,648
Cohu, Inc.	440	5,245
CommVault Systems, Inc.	352	15,266
Comtech Telecommunications Corp.	440	11,770
CoreLogic, Inc.(b)	1,056	51,110
Cornerstone OnDemand, Inc.(b)	176	9,182
Coupa Software, Inc.(b)	44	6,113
Cray, Inc.(b)	133	4,646
Cree, Inc.(b)	485	20,821
CSG Systems International, Inc.	331	17,834
CTS Corp.	308	8,787
Cypress Semiconductor Corp.	3,740	86,057
Daktronics, Inc.	858	6,203
Diebold Nixdorf, Inc.(b)	2,641	29,606
Digi International, Inc.(b)	330	4,217
Digimarc Corp.(b)	1	40
Diodes, Inc.(b)	507	18,531
Dolby Laboratories, Inc., Class A	880	54,173
DSP Group, Inc.(b)	177	2,450
Ebix, Inc.(c)	198	7,013
Endurance International Group Holdings, Inc.(b)	1,695	8,543
Enphase Energy, Inc.(b)(c)	89	2,641
Entegris, Inc.	991	42,445
Envestnet, Inc.(b)	198	11,328
EPAM Systems, Inc.(b)	164	31,378
ePlus, Inc.(b)	181	14,791
Euronet Worldwide, Inc.(b)	288	44,104
Everbridge, Inc.(b)	22	1,896
Exela Technologies, Inc.(b)	858	987
ExlService Holdings, Inc.(b)	271	18,347
Extreme Networks, Inc.(b)	1,386	9,258
Fabrinet (Thailand)(b)	462	23,326
Fair Isaac Corp.(b)	132	46,559
FARO Technologies, Inc.(b)	111	5,466
Finisar Corp.(b)(c)	1,299	29,370
FireEye, Inc.(b)	748	10,046
First Solar, Inc.(b)	836	51,891
Fitbit, Inc., Class A(b)(c)	3,608	11,149
Five9, Inc.(b)	66	4,172
FLIR Systems, Inc.	1,100	54,197
ForeScout Technologies, Inc.(b)	67	2,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
FormFactor, Inc.(b)	661	$ 11,296
Fortinet, Inc.(b)	720	57,010
Gartner, Inc.(b)	354	47,319
Genpact Ltd.	1,057	43,295
GoDaddy, Inc., Class A(b)	660	41,804
GTT Communications, Inc.(b)(c)	375	3,566
Guidewire Software, Inc.(b)	195	18,755
Hackett Group, Inc. (The)	242	3,903
Harmonic, Inc.(b)	792	5,219
HubSpot, Inc.(b)	44	8,786
Ichor Holdings Ltd.(b)	506	10,758
II-VI, Inc.(b)(c)	660	24,757
Impinj, Inc.(b)	23	837
Infinera Corp.(b)(c)	2,596	13,837
Inphi Corp.(b)	198	12,116
Insight Enterprises, Inc.(b)	1,012	48,637
Instructure, Inc.	23	951
IPG Photonics Corp.(b)	308	38,109
Itron, Inc.(b)	428	29,725
j2 Global, Inc.	408	34,517
Jack Henry & Associates, Inc.	337	48,852
KBR, Inc.	2,047	52,239
KEMET Corp.	793	13,283
Knowles Corp.(b)	1,013	20,544
Kulicke & Soffa Industries, Inc. (Singapore)	1,189	24,767
Lattice Semiconductor Corp.(b)	484	9,530
Limelight Networks, Inc.(b)	1,078	2,620
Littelfuse, Inc.	201	31,370
LivePerson, Inc.(b)	88	3,497
LiveRamp Holdings, Inc.(b)	484	20,502
Lumentum Holdings, Inc.(b)(c)	560	31,226
MACOM Technology Solutions Holdings, Inc.(b)	551	10,822
MagnaChip Semiconductor Corp. (South Korea)(b)(c)	507	5,126
Manhattan Associates, Inc.(b)	286	23,632
ManTech International Corp., Class A	462	32,469
MAXIMUS, Inc.	550	42,317
MaxLinear, Inc.(b)	375	7,432
Methode Electronics, Inc.	550	17,457
MicroStrategy, Inc., Class A(b)	103	14,759
MKS Instruments, Inc.	596	46,661
Mobileiron, Inc.(b)	331	2,284
Model N, Inc.(b)	45	1,288
MongoDB, Inc.(b)	21	3,198
Monolithic Power Systems, Inc.	132	19,874
Monotype Imaging Holdings, Inc.	418	8,255
MTS Systems Corp.	232	13,194
Nanometrics, Inc.(b)	265	7,232
National Instruments Corp.	815	34,230
NETGEAR, Inc.(b)	573	19,895
NetScout Systems, Inc.(b)	1,870	41,420
New Relic, Inc.(b)	66	3,784
NIC, Inc.	419	8,724
Novanta, Inc.(b)	110	8,250
Nuance Communications, Inc.(b)	2,927	49,203
Nutanix, Inc., Class A(b)	309	7,487
Okta, Inc.(b)	51	6,451
OneSpan, Inc.(b)	198	2,673
OSI Systems, Inc.(b)	176	18,482
Paycom Software, Inc.(b)	85	21,260
	Shares	Value
Information Technology-(continued)
Paylocity Holding Corp.(b)	66	$ 7,209
PC Connection, Inc.	639	22,512
PDF Solutions, Inc.(b)	242	2,834
Pegasystems, Inc.	137	9,611
Perficient, Inc.(b)	353	13,005
Photronics, Inc.(b)	1,628	17,582
Plantronics, Inc.	352	10,937
Plexus Corp.(b)	616	35,241
Power Integrations, Inc.	220	19,584
Presidio, Inc.	1,321	21,162
Progress Software Corp.	419	15,830
Proofpoint, Inc.(b)	132	14,997
PROS Holdings, Inc.(b)	22	1,562
Pure Storage, Inc., Class A(b)	771	12,552
Q2 Holdings, Inc.(b)	40	3,598
QAD, Inc., Class A	88	3,566
Qualys, Inc.(b)	147	11,704
Rapid7, Inc.(b)	23	1,235
RealPage, Inc.(b)	286	18,210
Ribbon Communications, Inc.(b)	1,475	7,626
RingCentral, Inc., Class A(b)	78	11,008
Rogers Corp.(b)	110	14,566
Rudolph Technologies, Inc.(b)	265	5,827
SailPoint Technologies Holding, Inc.(b)	264	5,948
ScanSource, Inc.(b)	969	27,384
Science Applications International Corp.	528	46,469
Semtech Corp.(b)	462	19,390
Silicon Laboratories, Inc.(b)	249	27,141
SMART Global Holdings, Inc.(b)	330	9,375
SolarEdge Technologies, Inc.(b)	264	21,627
Splunk, Inc.(b)	247	27,620
SPS Commerce, Inc.(b)	132	6,671
Square, Inc., Class A(b)	634	39,207
Stratasys Ltd.(b)	638	15,197
Switch, Inc., Class A(c)	419	6,872
Sykes Enterprises, Inc.(b)	748	21,692
Synaptics, Inc.(b)	837	26,801
Telenav, Inc.(b)	177	2,004
Teradata Corp.(b)	1,298	40,069
TiVo Corp.	4,445	33,471
Trade Desk, Inc. (The), Class A(b)	44	10,814
TTEC Holdings, Inc.	133	6,239
TTM Technologies, Inc.(b)	3,124	33,302
Twilio, Inc., Class A(b)(c)	67	8,741
Tyler Technologies, Inc.(b)	132	33,863
Ubiquiti, Inc.	91	10,056
Ultra Clean Holdings, Inc.(b)	792	9,456
Unisys Corp.(b)	793	5,186
Universal Display Corp.	88	18,081
Upland Software, Inc.(b)	23	874
USA Technologies, Inc.(b)(c)	177	1,457
Varonis Systems, Inc.(b)	44	3,006
Veeco Instruments, Inc.(b)	705	6,528
Verint Systems, Inc.(b)	409	21,796
VeriSign, Inc.(b)	308	62,786
Versum Materials, Inc.	374	19,448
ViaSat, Inc.(b)	432	34,271
Viavi Solutions, Inc.(b)	1,386	19,252
Virtusa Corp.(b)	286	10,336
Vishay Intertechnology, Inc.	2,618	41,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Information Technology-(continued)
WEX, Inc.(b)	176	$ 36,001
Workday, Inc., Class A(b)	241	42,724
Workiva, Inc.(b)	22	1,058
Xperi Corp.	727	13,319
Yext, Inc.(b)	44	694
Zebra Technologies Corp., Class A(b)	308	63,149
Zendesk, Inc.(b)	120	9,624
		4,166,645
Materials-6.50%
AdvanSix, Inc.(b)	661	14,767
AK Steel Holding Corp.(b)	19,096	41,247
Allegheny Technologies, Inc.(b)	1,893	37,519
American Vanguard Corp.	374	5,300
AptarGroup, Inc.	440	53,777
Balchem Corp.	154	13,674
Boise Cascade Co.	1,585	49,769
Cabot Corp.	1,233	49,320
Carpenter Technology Corp.	727	35,361
Century Aluminum Co.(b)	1,342	7,394
Chase Corp.	45	4,510
Clearwater Paper Corp.(b)	1,101	17,638
Cleveland-Cliffs, Inc.(c)	2,465	19,572
Coeur Mining, Inc.(b)	4,401	24,073
Commercial Metals Co.	2,685	42,074
Compass Minerals International, Inc.	498	24,765
Eagle Materials, Inc.	484	40,748
Element Solutions, Inc.(b)	3,389	31,619
Ferro Corp.(b)	1,079	10,995
Flotek Industries, Inc.(b)	880	1,839
Forterra, Inc.(b)(c)	572	3,421
FutureFuel Corp.	419	4,517
GCP Applied Technologies, Inc.(b)	220	3,861
Gold Resource Corp.	924	3,151
Graphic Packaging Holding Co.	3,895	53,790
Greif, Inc., Class A	1,233	43,389
H.B. Fuller Co.	792	33,747
Hawkins, Inc.	177	7,850
Haynes International, Inc.	176	5,257
Hecla Mining Co.	13,508	24,044
Ingevity Corp.(b)	198	15,082
Innophos Holdings, Inc.	418	11,742
Innospec, Inc.	242	20,129
Intrepid Potash, Inc.(b)	1,453	4,315
Kaiser Aluminum Corp.	295	26,087
Koppers Holdings, Inc.(b)	462	12,248
Kraton Corp.(b)	924	25,354
LSB Industries, Inc.(b)	1,145	5,347
Materion Corp.	220	12,945
Mercer International, Inc. (Germany)	858	10,330
Mesabi Trust(c)	111	2,533
Minerals Technologies, Inc.	528	25,450
Myers Industries, Inc.	397	6,681
Neenah, Inc.	242	15,435
NewMarket Corp.	80	37,980
Olympic Steel, Inc.	594	6,385
OMNOVA Solutions, Inc.(b)	1,012	10,171
PH Glatfelter Co.	1,211	17,414
PolyOne Corp.	1,606	51,408
PQ Group Holdings, Inc.(b)	946	13,518
	Shares	Value
Materials-(continued)
Quaker Chemical Corp.	66	$ 10,485
Rayonier Advanced Materials, Inc.(c)	3,058	10,734
Royal Gold, Inc.	435	58,020
Schnitzer Steel Industries, Inc.	1,056	23,380
Schweitzer-Mauduit International, Inc., Class A	594	19,923
Scotts Miracle-Gro Co. (The)	472	50,183
Sensient Technologies Corp.	396	25,867
Silgan Holdings, Inc.	1,188	35,355
Stepan Co.	264	25,183
Summit Materials, Inc., Class A(b)	1,805	37,869
SunCoke Energy, Inc.(b)	2,289	14,283
TimkenSteel Corp.(b)	1,386	7,235
Tredegar Corp.	748	12,933
Trinseo SA	1,496	52,495
Tronox Holdings PLC, Class A	1,409	10,469
US Concrete, Inc.(b)	286	11,589
Valvoline, Inc.	1,981	44,771
Verso Corp., Class A(b)	1,386	14,151
W.R. Grace & Co.	446	30,199
Westlake Chemical Corp.	683	40,017
Worthington Industries, Inc.	947	32,861
		1,607,544
Real Estate-6.09%
Alexander & Baldwin, Inc.	594	13,597
Alexanders, Inc.	19	7,174
American Assets Trust, Inc.	286	13,402
American Homes 4 Rent, Class A	1,606	41,081
Apple Hospitality REIT, Inc.	2,860	45,560
Ashford Hospitality Trust, Inc.	6,425	17,990
Camden Property Trust	343	37,130
CBL & Associates Properties, Inc.(c)	32,385	29,470
Chatham Lodging Trust	529	8,776
Chesapeake Lodging Trust	705	18,154
Consolidated-Tomoka Land Co.	75	4,788
CoreCivic, Inc.	1,805	30,595
CoreSite Realty Corp.	264	30,671
Corporate Office Properties Trust	858	24,788
CubeSmart	837	30,040
CyrusOne, Inc.	581	42,680
DiamondRock Hospitality Co.	2,090	19,792
EastGroup Properties, Inc.	157	19,550
Empire State Realty Trust, Inc., Class A	1,606	22,580
Equity LifeStyle Properties, Inc.	338	45,535
eXp World Holdings, Inc.(b)	88	766
Extra Space Storage, Inc.	470	57,302
Forestar Group, Inc.(b)	111	2,116
Franklin Street Properties Corp.	1,540	11,658
GEO Group, Inc. (The)	2,288	39,262
Healthcare Realty Trust, Inc.	793	26,351
Hersha Hospitality Trust	880	12,232
Highwoods Properties, Inc.	881	38,068
Howard Hughes Corp. (The)(b)	176	22,224
JBG SMITH Properties	639	24,448
Lamar Advertising Co., Class A	727	55,725
Marcus & Millichap, Inc.(b)	155	5,592
New Senior Investment Group, Inc.	2,508	15,675
Newmark Group, Inc., Class A	2,685	23,306
NexPoint Residential Trust, Inc.	155	7,192
Outfront Media, Inc.	1,541	42,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco RAFITM Strategic US Small Company ETF (IUSS)—(continued)
August 31, 2019
	Shares	Value
Real Estate-(continued)
Pebblebrook Hotel Trust	837	$ 22,574
Pennsylvania Real Estate Investment Trust(c)	2,289	11,765
Piedmont Office Realty Trust, Inc., Class A	2,333	46,053
PotlatchDeltic Corp.	551	21,202
PS Business Parks, Inc.	198	35,563
QTS Realty Trust, Inc., Class A	397	19,477
Rayonier, Inc.	969	25,969
RE/MAX Holdings, Inc., Class A	155	3,979
Redfin Corp.(b)(c)	111	1,875
RLJ Lodging Trust	2,663	43,167
RMR Group, Inc. (The), Class A	110	5,125
Ryman Hospitality Properties, Inc.	400	31,864
Saul Centers, Inc.	155	7,786
Summit Hotel Properties, Inc.	2,178	24,306
Sun Communities, Inc.	242	35,768
Sunstone Hotel Investors, Inc.	2,596	34,111
Tanger Factory Outlet Centers, Inc.(c)	1,408	19,909
UDR, Inc.	1,343	64,706
Uniti Group, Inc.	5,215	38,539
Universal Health Realty Income Trust	65	6,285
Urban Edge Properties	1,101	19,278
VICI Properties, Inc.	2,024	44,852
Washington Prime Group, Inc.(c)	7,898	25,511
Xenia Hotels & Resorts, Inc.	1,364	27,566
		1,504,847
Utilities-3.61%
ALLETE, Inc.	610	52,295
American States Water Co.	198	18,321
Atlantic Power Corp.(b)	3,103	7,106
Avangrid, Inc.	947	47,861
Avista Corp.	1,056	49,526
Black Hills Corp.	662	50,782
California Water Service Group	353	19,923
Chesapeake Utilities Corp.	167	15,795
El Paso Electric Co.	484	32,283
Hawaiian Electric Industries, Inc.	1,365	60,606
IDACORP, Inc.	519	56,991
MGE Energy, Inc.	264	20,024
Middlesex Water Co.	88	5,372
National Fuel Gas Co.	881	41,178
New Jersey Resources Corp.	947	43,316
	Shares	Value
Utilities-(continued)
Northwest Natural Holding Co.	286	$ 20,409
NorthWestern Corp.	550	39,842
ONE Gas, Inc.	542	49,653
Ormat Technologies, Inc.	360	26,737
Otter Tail Corp.	396	20,046
PNM Resources, Inc.	947	48,307
SJW Group	183	12,504
South Jersey Industries, Inc.	969	31,338
Southwest Gas Holdings, Inc.	652	59,482
Spire, Inc.	618	52,468
Unitil Corp.	154	9,297
		891,462
Total Common Stocks & Other Equity Interests (Cost $26,055,001)		24,702,253
Money Market Funds-0.13%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $32,644)	32,644	32,644
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $26,087,645)		24,734,897
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.19%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,157,644	1,157,644
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	371,004	371,153
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,528,790)		1,528,797
TOTAL INVESTMENTS IN SECURITIES-106.23% (Cost $27,616,435)		26,263,694
OTHER ASSETS LESS LIABILITIES-(6.23)%		(1,539,419)
NET ASSETS-100.00%		$24,724,275

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

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63

Statements of Assets and Liabilities
August 31, 2019
	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)
Assets:
Unaffiliated investments in securities, at value(a)	$244,936,648	$234,068,392	$14,286,012	$25,209,817
Affiliated investments in securities, at value	-	3,912,177	295,389	102,463
Foreign currencies, at value	-	-	-	582,086
Receivable for:
Dividends	396,964	670,922	24,639	37,036
Securities lending	72	9,246	816	39
Investments sold	-	29	20,217	1,897
Foreign tax reclaims	4,204	58,203	747	249
Total assets	245,337,888	238,718,969	14,627,820	25,933,587
Liabilities:
Due to custodian	30,414	-	-	534,676
Due to foreign custodian	-	16,737	17,517	-
Payable for:
Investments purchased	-	115	5	4
Collateral upon return of securities loaned	-	3,702,567	272,355	102,463
Accrued unitary management fees	-	45,001	4,232	7,493
Accrued advisory fees	102,734	-	-	-
Accrued trustees’ and officer’s fees	8,774	-	-	-
Accrued expenses	143,540	4,309	3,085	3,016
Other payables	-	4,458	374	113
Total liabilities	285,462	3,773,187	297,568	647,765
Net Assets	$ 245,052,426	$234,945,782	$14,330,252	$ 25,285,822
Net assets consist of:
Shares of beneficial interest	$ 248,913,508	$245,569,528	$15,691,293	$27,382,753
Distributable earnings	(3,861,082)	(10,623,746)	(1,361,041)	(2,096,931)
Net Assets	$ 245,052,426	$234,945,782	$14,330,252	$ 25,285,822
Shares outstanding (unlimited amount authorized, $0.01 par value)	4,600,000	9,800,001	650,001	1,050,001
Net asset value	$ 53.27	$ 23.97	$ 22.05	$ 24.08
Market price	$ 53.30	$ 23.94	$ 22.05	$ 24.09
Unaffiliated investments in securities, at cost	$221,015,489	$244,863,427	$15,370,822	$ 27,405,282
Affiliated investments in securities, at cost	$ -	$ 3,912,177	$ 295,388	$ 102,463
Foreign currencies (due to foreign custodian), at cost	$ -	$ (16,370)	$ (17,508)	$ 606,443
(a)Includes securities on loan with an aggregate value of:	$ -	$ 3,471,649	$ 257,250	$ 99,999
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)

$116,890,733	$24,702,253
1,079,612	1,561,441
-	-

290,771	24,496
1,289	1,776
-	-
-	-
118,262,405	26,289,966

-	-
-	-

-	29,211
1,052,977	1,528,790
18,343	4,701
-	-
-	-
3,052	2,989
-	-
1,074,372	1,565,691
$117,188,033	$24,724,275

$ 120,122,854	$26,163,335
(2,934,821)	(1,439,060)
$117,188,033	$24,724,275
4,700,001	1,100,001
$ 24.93	$ 22.48
$ 24.94	$ 22.48
$120,202,165	$ 26,055,001
$ 1,079,612	$ 1,561,434
$ -	$ -
$ 1,012,430	$ 1,473,200

65

Statements of Operations
For the year ended August 31, 2019
	Invesco Defensive Equity ETF (DEF)	Invesco RAFITM Strategic Developed ex-US ETF (ISDX)(a)	Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)(a)	Invesco RAFITM Strategic Emerging Markets ETF (ISEM)(a)
Investment income:
Unaffiliated dividend income	$ 4,007,956	$ 2,203,293	$ 161,970	$ 381,938
Affiliated dividend income	3,763	2,185	559	712
Securities lending income	7,230	30,425	2,971	305
Foreign witholding tax	-	(193,843)	(20,230)	(44,804)
Total investment income	4,018,949	2,042,060	145,270	338,151
Expenses:
Unitary management fees	-	145,719	22,510	24,822
Advisory fees	1,042,197	-	-	-
Accounting & administration fees	36,056	-	-	-
Custodian & transfer agent fees	14,353	-	-	-
Trustees’ and officer’s fees	7,297	-	-	-
Proxy fees	5,109	4,309	3,073	3,016
Other expenses	50,672	-	-	-
Total expenses	1,155,684	150,028	25,583	27,838
Less: Waivers	(289)	(161)	(48)	(52)
Net expenses	1,155,395	149,867	25,535	27,786
Net investment income	2,863,554	1,892,193	119,735	310,365
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,258,715	(734,365)	(308,200)	(52,175)
In-kind redemptions	6,103,226	1,270,384	132,758	205,757
Foreign currencies	-	(52,082)	(5,787)	(38,599)
Net realized gain (loss)	9,361,941	483,937	(181,229)	114,983
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	8,136,260	(10,795,035)	(1,084,810)	(2,195,465)
Affiliated investment securities	-	-	1	-
Foreign currencies	-	(2,691)	13	(24,672)
Change in unrealized appreciation (depreciation)	8,136,260	(10,797,726)	(1,084,796)	(2,220,137)
Net realized and unrealized gain (loss)	17,498,201	(10,313,789)	(1,266,025)	(2,105,154)
Net increase (decrease) in net assets resulting from operations	$20,361,755	$ (8,421,596)	$(1,146,290)	$(1,794,789)

(a)	For the period September 10, 2018 (commencement of investment operations) through August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco RAFITM Strategic US ETF (IUS)(a)	Invesco RAFITM Strategic US Small Company ETF (IUSS)(a)

$ 498,953	$ 69,891
373	360
2,163	3,309
-	(5)
501,489	73,555

36,188	12,610
-	-
-	-
-	-
-	-
2,968	2,954
-	-
39,156	15,564
(22)	(20)
39,134	15,544
462,355	58,011

(40,177)	(124,186)
82,913	75,161
-	-
42,736	(49,025)

(3,311,432)	(1,352,748)
-	7
-	-
(3,311,432)	(1,352,741)
(3,268,696)	(1,401,766)
$ (2,806,341)	$(1,343,755)

67

Statements of Changes in Net Assets
For the years ended August 31, 2019 and 2018
	Invesco Defensive Equity ETF (DEF)		Invesco RAFITM Strategic Developed ex-US ETF (ISDX)	Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)
	2019	2018	2019 (a)	2019 (a)
Operations:
Net investment income	$ 2,863,554	$ 2,267,442	$ 1,892,193	$ 119,735
Net realized gain (loss)	9,361,941	21,013,596	483,937	(181,229)
Change in net unrealized appreciation (depreciation)	8,136,260	4,252,070	(10,797,726)	(1,084,796)
Net increase (decrease) in net assets resulting from operations	20,361,755	27,533,108	(8,421,596)	(1,146,290)
Distributions to Shareholders from:
Distributable earnings	(2,420,678)	(3,071,115)	(931,891)	(82,440)
Shareholder Transactions:
Proceeds from shares sold	106,139,116	107,059,017	263,078,604	16,721,600
Value of shares repurchased	(69,498,464)	(116,221,724)	(18,779,335)	(1,162,618)
Net increase (decrease) in net assets resulting from share transactions	36,640,652	(9,162,707)	244,299,269	15,558,982
Net increase in net assets	54,581,729	15,299,286	234,945,782	14,330,252
Net assets:
Beginning of year	190,470,697	175,171,411	-	-
End of year	$ 245,052,426	$ 190,470,697	$234,945,782	$14,330,252
Changes in Shares Outstanding:
Shares sold	2,100,000	2,300,000	10,550,001	700,001
Shares repurchased	(1,350,000)	(2,500,000)	(750,000)	(50,000)
Shares outstanding, beginning of year	3,850,000	4,050,000	-	-
Shares outstanding, end of year	4,600,000	3,850,000	9,800,001	650,001

(a)	For the period September 10, 2018 (commencement of investment operations) through August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco RAFITM Strategic Emerging Markets ETF (ISEM)	Invesco RAFITM Strategic US ETF (IUS)	Invesco RAFITM Strategic US Small Company ETF (IUSS)
2019 (a)	2019 (a)	2019 (a)

$ 310,365	$ 462,355	$ 58,011
114,983	42,736	(49,025)
(2,220,137)	(3,311,432)	(1,352,741)
(1,794,789)	(2,806,341)	(1,343,755)

(96,385)	(45,627)	(20,217)

28,477,720	121,308,962	27,249,068
(1,300,724)	(1,268,961)	(1,160,821)
27,176,996	120,040,001	26,088,247
25,285,822	117,188,033	24,724,275

-	-	-
$ 25,285,822	$117,188,033	$24,724,275

1,100,001	4,750,001	1,150,001
(50,000)	(50,000)	(50,000)
-	-	-
1,050,001	4,700,001	1,100,001

69

Financial Highlights
Invesco Defensive Equity ETF (DEF)
	Years Ended August 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$ 49.47	$ 43.25	$ 39.08	$ 35.61	$ 38.95
Net investment income(a)	0.68	0.58	0.67	1.14	1.17
Net realized and unrealized gain (loss) on investments	3.73	6.40	4.35	3.48	(3.55)
Total from investment operations	4.41	6.98	5.02	4.62	(2.38)
Distributions to shareholders from:
Net investment income	(0.61)	(0.76)	(0.85)	(1.15)	(0.96)
Net asset value at end of year	$ 53.27	$ 49.47	$ 43.25	$ 39.08	$ 35.61
Market price at end of year	$ 53.30(b)	$ 49.53(b)	$ 43.25	$ 39.00	$ 35.66
Net Asset Value Total Return(c)	9.27%	16.25%	13.08%	13.37%	(6.24)%
Market Price Total Return(c)	9.20%	16.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$245,052	$190,471	$175,171	$168,040	$197,662
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.59%	0.61%	0.65%	0.65%
Expenses, prior to Waivers	0.55%	0.59%	0.63%	0.74%	0.72%
Net investment income	1.37%	1.25%	1.67%	3.12%	3.07%
Portfolio turnover rate(d)	145%	136%	194%	92%	96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights—(continued)
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.70
Net realized and unrealized gain (loss) on investments	(1.24)
Total from investment operations	(0.54)
Distributions to shareholders from:
Net investment income	(0.49)
Net asset value at end of period	$ 23.97
Market price at end of period(c)	$ 23.94
Net Asset Value Total Return(d)	(2.10)% (e)
Market Price Total Return(d)	(2.22)% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$234,946
Ratio to average net assets of:
Expenses	0.24% (f)
Net investment income	2.97% (f)
Portfolio turnover rate(g)	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (2.10)%. The market price total return from Fund Inception to August 31, 2019 was (2.22)%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights—(continued)
Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)
For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.41
Net realized and unrealized gain (loss) on investments	(3.07)
Total from investment operations	(2.66)
Distributions to shareholders from:
Net investment income	(0.29)
Net asset value at end of period	$ 22.05
Market price at end of period(c)	$ 22.05
Net Asset Value Total Return(d)	(10.63)% (e)
Market Price Total Return(d)	(10.62)% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,330
Ratio to average net assets of:
Expenses	0.39% (f)
Net investment income	1.85% (f)
Portfolio turnover rate(g)	72%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (10.27)%. The market price total return from Fund Inception to August 31, 2019 was (10.62)%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.05%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights—(continued)
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)
For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	1.06
Net realized and unrealized gain (loss) on investments	(1.60)
Total from investment operations	(0.54)
Distributions to shareholders from:
Net investment income	(0.38)
Net asset value at end of period	$ 24.08
Market price at end of period(c)	$ 24.09
Net Asset Value Total Return(d)	(2.22)% (e)
Market Price Total Return(d)	(2.19)% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$25,286
Ratio to average net assets of:
Expenses	0.39% (f)
Net investment income	4.35% (f)
Portfolio turnover rate(g)	22%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (1.95)%. The market price total return from Fund Inception to August 31, 2019 was (2.19)%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.04%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights—(continued)
Invesco RAFITM Strategic US ETF (IUS)
For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.58
Net realized and unrealized gain (loss) on investments	(0.26)
Total from investment operations	0.32
Distributions to shareholders from:
Net investment income	(0.39)
Net asset value at end of period	$ 24.93
Market price at end of period(c)	$ 24.94
Net Asset Value Total Return(d)	1.45% (e)
Market Price Total Return(d)	1.50% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$117,188
Ratio to average net assets of:
Expenses	0.20% (f)
Net investment income	2.41% (f)
Portfolio turnover rate(g)	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was 0.92%. The market price total return from Fund Inception to August 31, 2019 was 0.97%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Financial Highlights—(continued)
Invesco RAFITM Strategic US Small Company ETF (IUSS)
For the Period September 10, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.23
Net realized and unrealized gain (loss) on investments	(2.55)
Total from investment operations	(2.32)
Distributions to shareholders from:
Net investment income	(0.20)
Net asset value at end of period	$ 22.48
Market price at end of period(c)	$ 22.48
Net Asset Value Total Return(d)	(9.20)% (e)
Market Price Total Return(d)	(9.20)% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$24,724
Ratio to average net assets of:
Expenses	0.28% (f)
Net investment income	1.05% (f)
Portfolio turnover rate(g)	20%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (September 12, 2018, the first day of trading on the exchange) to August 31, 2019 was (9.34)%. The market price total return from Fund Inception to August 31, 2019 was (9.31)%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.05%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Notes to Financial Statements
Invesco Exchange-Traded Self-Indexed Fund Trust
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco Defensive Equity ETF (DEF)	"Defensive Equity ETF"
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)*	"RAFI TM Strategic Developed ex-US ETF"
Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)*	"RAFI TM Strategic Developed ex-US Small Company ETF"
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)*	"RAFI TM Strategic Emerging Markets ETF"
Invesco RAFITM Strategic US ETF (IUS)*	"RAFI TM Strategic US ETF"
Invesco RAFITM Strategic US Small Company ETF (IUSS)*	"RAFI TM Strategic US Small Company ETF"

*	Commenced operations on September 10, 2018.
Effective after the close of markets on March 15, 2019, Invesco Strategic Developed ex-US ETF, Invesco Strategic Developed ex-US Small Company ETF, Invesco Strategic Emerging Markets ETF, Invesco Strategic US ETF and Invesco Strategic US Small Company ETF were renamed Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Developed ex-US Small Company ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF, respectively.
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Defensive Equity ETF, which are listed and traded on NYSE Arca, Inc.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
Defensive Equity ETF	Invesco Defensive Equity Index
RAFI TM Strategic Developed ex-US ETF	Invesco Strategic Developed ex-US Index
RAFI TM Strategic Developed ex-US Small Company ETF	Invesco Strategic Developed ex-US Small Company Index
RAFI TM Strategic Emerging Markets ETF	Invesco Strategic Emerging Markets Index
RAFI TM Strategic US ETF	Invesco Strategic US Index
RAFI TM Strategic US Small Company ETF	Invesco Strategic US Small Company Index
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded,

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or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a

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significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting.
China Exposure Risk. For certain Funds, the value of securities of companies that derive the majority of their revenues from China is likely to be more volatile than that of other issuers. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The Chinese central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Actions of the Chinese government authorities continue to have a substantial effect on economic conditions in China. It is difficult for non-Chinese investors to directly access securities in China because of investment and trading restrictions. These limitations and restrictions may impact the availability, liquidity, and pricing of certain securities.
Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.
Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.
Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.
Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.
Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

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Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.
REIT Risk. For certain Funds, although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. REITs may be affected by changes in the values of the underlying properties that they own or operate and could fail to qualify for favorable tax or regulatory treatment. REITs also are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs rely heavily on cash flows and a variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. Should a lessee default on their loan, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments.
Small- and Mid-Capitalization Company Risk. Certain Funds invest in securities of small- and mid- capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
C.	Investment Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

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Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund (except Defensive Equity ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Defensive Equity ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on ex-dividend date. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year or period-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
Each Fund (except Defensive Equity ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of each Fund (except Defensive Equity ETF), including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses.
Defensive Equity ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser (the “Independent Trustees”), expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses (as set forth in the Investment Advisory Agreement).
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
K.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the year ended August 31, 2018, distributions from distributable earnings consisted of distributions from net investment income.
NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.
Pursuant to an Investment Advisory Agreement, Defensive Equity ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of its average daily net assets.
The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Defensive Equity ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expense, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year (the "Expense Cap") through at least April 6, 2020.
Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:
Unitary Management Fees (as a % of Net Assets)
RAFI TM Strategic Developed ex-US ETF	0.23%
RAFI TM Strategic Developed ex-US Small Company ETF	0.35%
RAFI TM Strategic Emerging Markets ETF	0.35%
RAFI TM Strategic US ETF	0.19%
RAFI TM Strategic US Small Company ETF	0.23%

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Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.
For the fiscal year ended August 31, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:
Defensive Equity ETF	$289
RAFI TM Strategic Developed ex-US ETF*	161
RAFI TM Strategic Developed ex-US Small Company ETF*	48
RAFI TM Strategic Emerging Markets ETF*	52
RAFI TM Strategic US ETF*	22
RAFI TM Strategic US Small Company ETF*	20

*	For the period September 10, 2018 (commencement of investment operations) through August 31, 2019.
The fees waived and/or expenses borne by the Adviser for Defensive Equity ETF pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For the fiscal year ended August 31, 2019, there were no amounts available for potential recapture by the Adviser.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).
Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
Except for the Funds listed below, as of August 31, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

82

	Level 1	Level 2	Level 3	Total
RAFI TM Strategic Developed ex-US Small Company ETF
Investments in Securities
Common Stocks & Other Equity Interests	$14,286,012	$ -	$0	$14,286,012
Money Market Funds	295,389	-	-	295,389
Total Investments	$14,581,401	$ -	$0	$14,581,401
RAFI TM Strategic Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$25,181,499	$28,318	$0	$25,209,817
Money Market Funds	102,463	-	-	102,463
Total Investments	$25,283,962	$28,318	$0	$ 25,312,280
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years or Periods Ended August 31, 2019 and August 31, 2018:
	2019	2018
	Ordinary Income	Ordinary Income
Defensive Equity ETF	$2,420,678	$3,071,115
RAFI TM Strategic Developed ex-US ETF*	931,891	-
RAFI TM Strategic Developed ex-US Small Company ETF*	82,440	-
RAFI TM Strategic Emerging Markets ETF*	96,385	-
RAFI TM Strategic US ETF*	45,627	-
RAFI TM Strategic US Small Company ETF*	20,217	-

*	For the period September 10, 2018 (commencement of investment operations) through August 31, 2019.
Tax Components of Net Assets at Fiscal Year or Period-End:
	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Defensive Equity ETF	$1,895,728	$(3,067)	$ 23,499,210	$ -	$(29,252,953)	$ 248,913,508	$ 245,052,426
RAFI TM Strategic Developed ex-US ETF	970,527	-	(10,889,343)	(2,692)	(702,238)	245,569,528	234,945,782
RAFI TM Strategic Developed ex-US Small Company ETF	46,866	-	(1,099,944)	14	(307,977)	15,691,293	14,330,252
RAFI TM Strategic Emerging Markets ETF	177,060	-	(2,208,665)	(24,672)	(40,654)	27,382,753	25,285,822
RAFI TM Strategic US ETF	416,728	-	(3,314,511)	-	(37,038)	120,122,854	117,188,033
RAFI TM Strategic US Small Company ETF	37,795	-	(1,357,712)	-	(119,143)	26,163,335	24,724,275
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
	No expiration
	Short-Term	Long-Term	Total*
Defensive Equity ETF	$29,252,953	$-	$29,252,953
RAFI TM Strategic Developed ex-US ETF	702,238	-	702,238

83

	No expiration
	Short-Term	Long-Term	Total*
RAFI TM Strategic Developed ex-US Small Company ETF	$ 307,977	$-	$ 307,977
RAFI TM Strategic Emerging Markets ETF	40,654	-	40,654
RAFI TM Strategic US ETF	37,038	-	37,038
RAFI TM Strategic US Small Company ETF	119,143	-	119,143

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
Defensive Equity ETF	$302,542,213	$301,817,451
RAFI TM Strategic Developed ex-US ETF*	46,879,587	28,039,881
RAFI TM Strategic Developed ex-US Small Company ETF*	8,623,077	4,434,124
RAFI TM Strategic Emerging Markets ETF*	10,241,607	1,541,287
RAFI TM Strategic US ETF*	3,777,358	1,625,485
RAFI TM Strategic US Small Company ETF*	3,600,090	1,166,376

*	For the period September 10, 2018 (commencement of investment operations) through August 31, 2019.
For the fiscal year ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:
	Cost of Securities Received	Value of Securities Delivered
Defensive Equity ETF	$ 105,978,965	$69,393,937
RAFI TM Strategic Developed ex-US ETF*	244,044,429	18,591,302
RAFI TM Strategic Developed ex-US Small Company ETF*	12,853,064	1,495,273
RAFI TM Strategic Emerging Markets ETF*	19,944,463	1,393,128
RAFI TM Strategic US ETF*	118,569,473	559,628
RAFI TM Strategic US Small Company ETF*	24,264,310	588,671

*	For the period September 10, 2018 (commencement of investment operations) through August 31, 2019.
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Defensive Equity ETF	$29,137,911	$ (5,638,701)	$ 23,499,210	$221,437,438
RAFI TM Strategic Developed ex-US ETF	6,143,894	(17,033,237)	(10,889,343)	248,869,912
RAFI TM Strategic Developed ex-US Small Company ETF	548,691	(1,648,635)	(1,099,944)	15,681,345
RAFI TM Strategic Emerging Markets ETF	332,447	(2,541,112)	(2,208,665)	27,520,945
RAFI TM Strategic US ETF	2,759,385	(6,073,896)	(3,314,511)	121,284,856
RAFI TM Strategic US Small Company ETF	823,850	(2,181,562)	(1,357,712)	27,621,406

84

NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Defensive Equity ETF	$ -	$(4,970,147)	$4,970,147
RAFI TM Strategic Developed ex-US ETF	(51,456)	(1,218,803)	1,270,259
RAFI TM Strategic Developed ex-US Small Company ETF	(2,349)	(129,962)	132,311
RAFI TM Strategic Emerging Markets ETF	(38,278)	(167,479)	205,757
RAFI TM Strategic US ETF	-	(82,853)	82,853
RAFI TM Strategic US Small Company ETF	-	(75,088)	75,088
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for each Fund (except Defensive Equity ETF). The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

85

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Defensive Equity ETF, Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Developed ex-US Small Company ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.
Invesco Defensive Equity ETF (1)
Invesco RAFITM Strategic Developed ex-US ETF (2)
Invesco RAFITM Strategic Developed ex-US Small Company ETF (2)
Invesco RAFITM Strategic Emerging Markets ETF (2)
Invesco RAFITM Strategic US ETF (2)
Invesco RAFITM Strategic US Small Company ETF (2)
(1) Statement of operations for the year ended August 31, 2019 and statements of changes in net assets and the financial highlights for each of the two years in the period ended August 31, 2019
(2) Statements of operations and changes in net assets and the financial highlights for the period September 10, 2018 (commencement of investment operations) through August 31, 2019
The financial statements of Invesco Defensive Equity ETF (Predecessor Fund Guggenheim Defensive Equity ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the

86

Report of Independent Registered Public Accounting Firm—(continued)
custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

87

Calculating your ongoing Fund expenses
Example
As a shareholder of Invesco Defensive Equity ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Developed ex-US Small Company ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder of the Invesco RAFITM Strategic Developed ex-US ETF, Invesco RAFITM Strategic Developed ex-US Small Company ETF, Invesco RAFITM Strategic Emerging Markets ETF, Invesco RAFITM Strategic US ETF and Invesco RAFITM Strategic US Small Company ETF, may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Defensive Equity ETF (DEF)
Actual	$1,000.00	$ 1,081.90	0.55%	$2.89
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80
Invesco RAFITM Strategic Developed ex-US ETF (ISDX)
Actual	1,000.00	987.00	0.23	1.15
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17
Invesco RAFITM Strategic Developed ex-US Small Company ETF (ISDS)
Actual	1,000.00	947.80	0.38	1.87
Hypothetical (5% return before expenses)	1,000.00	1,023.29	0.38	1.94
Invesco RAFITM Strategic Emerging Markets ETF (ISEM)
Actual	1,000.00	919.10	0.38	1.84
Hypothetical (5% return before expenses)	1,000.00	1,023.29	0.38	1.94

88

Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco RAFITM Strategic US ETF (IUS)
Actual	$1,000.00	$1,036.10	0.20%	$1.03
Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02
Invesco RAFITM Strategic US Small Company ETF (IUSS)
Actual	1,000.00	971.10	0.26	1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

89

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
	Qualified Dividend Income*	Qualified Business Income*	Corporate Dividends- Received Deduction*
Invesco Defensive Equity ETF	100%	0%	100%
Invesco RAFITM Strategic Developed ex-US ETF	98%	0%	0%
Invesco RAFITM Strategic Developed ex-US Small Company ETF	95%	0%	0%
Invesco RAFITM Strategic Emerging Markets ETF	80%	0%	0%
Invesco RAFITM Strategic US ETF	100%	0%	100%
Invesco RAFITM Strategic US Small Company ETF	98%	2%	96%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:
	Gross Foreign Income	Foreign Taxes Paid
Invesco Defensive Equity ETF	$ -	$ -
Invesco RAFITM Strategic Developed ex-US ETF	-	-
Invesco RAFITM Strategic Developed ex-US Small Company ETF	155,235	19,391
Invesco RAFITM Strategic Emerging Markets ETF	376,323	44,090
Invesco RAFITM Strategic US ETF	-	-
Invesco RAFITM Strategic US Small Company ETF	-	-

90

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Self-Indexed Fund Trust was held on August 19, 2019. The Meeting was held for the following purpose:

(1). To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1)	. Ronn R. Bagge	510,109,837.59	11,855,291.56
	Todd J. Barre	510,881,129.72	11,083,999.43
	Kevin M. Carome	508,360,485.89	13,604,643.26
	Edmund P. Giambastiani, Jr.	508,036,588.75	13,928,540.40
	Victoria J. Herget	510,657,430.60	11,307,698.55
	Marc M. Kole	510,042,704.78	11,922,424.37
	Yung Bong Lim	510,687,623.73	11,277,505.42
	Joanne Pace	508,487,165.73	13,477,963.42
	Gary R. Wicker	508,529,623.38	13,435,505.77
	Donald H. Wilson	507,835,558.89	14,129,570.26

91

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016),	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

92

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008-2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American Funds (2003-2011);

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

93

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, Board Source (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

94

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

95

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					(2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

97

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2016	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

99

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2015	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2016	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

100

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

101

Approval of Investment Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Defensive Equity ETF (the “Fund”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses paid by the Fund and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Fund, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Fund. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Fund.

The Trustees reviewed information on the performance of the Fund and its underlying index for the one-year, three-year, five-year, ten-year and since-inception (December 15, 2006) periods ended December 31, 2018, including reports for each of those periods on the correlation and tracking error between the Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that the Fund was created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on April 6, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each period, the correlation and tracking error for the Fund were within the targeted range set forth in the Trust’s registration statement and concluded that the Fund was correlated to its underlying index and that the tracking error for the Fund was within an acceptable range given the Fund’s circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Fund under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees also compared the Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”) and open-end (non-ETF) actively-managed funds. The information compiled by the Adviser from Lipper Inc. databases indicated that the Fund did not have open-end (non-ETF) index peer funds. The Trustees noted that the annual advisory fee charged to the Fund is 0.50%. The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (the “Expense Cap”) to the extent necessary to prevent the annual operating expenses of the Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year through at least August 31, 2021.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Fund, but that it provides sub-advisory services to other clients. The Trustees noted that the contractual advisory fee for the Fund was lower than the median net advisory fees of its ETF peer funds and open-end actively-managed peer funds.

The Trustees determined that the contractual advisory fee was reasonable, noting the nature of the index, the distinguishing factors of the Fund, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC. The Trustees noted that the Fund’s net expense ratio was lower than the median net expense ratios of its ETF peer funds and open-end actively-managed peer funds.

102

Approval of Investment Advisory Contracts (continued)

The Board concluded that the advisory fee and expense ratio of the Fund were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Fund. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to the Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed the Fund’s asset size, advisory fee, expense ratio and the Expense Cap agreed to by the Adviser. The Trustees also noted that the Amended and Restated Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by the Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in the Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for the Fund was reasonable in relation to the asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Fund and had noted that it does not have any soft-dollar arrangements. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for the Fund and is paid a licensing fee.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

103

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SIFT-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

IHYD	Invesco Corporate Income Defensive ETF

IHYV	Invesco Corporate Income Value ETF

IEMD	Invesco Emerging Markets Debt Defensive ETF

IEMV	Invesco Emerging Markets Debt Value ETF

IIGD	Invesco Investment Grade Defensive ETF

IIGV	Invesco Investment Grade Value ETF

IMFC	Invesco Multi-Factor Core Fixed Income ETF

IMFP	Invesco Multi-Factor Core Plus Fixed Income ETF

IMFD	Invesco Multi-Factor Defensive Core Fixed Income ETF

IMFI	Invesco Multi-Factor Income ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Fixed Income

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 2nd quarter GDP grew at 2.0%. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.75% to 2.00% at the start of the reporting period to a range of 2.00% to 2.25% at the close of the reporting period. This was accomplished with two 0.25% rate hikes in September 2018 and December 2018, followed by a single 0.25% rate cut in July 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in October 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatiltiy levels in December led to a severe risk-off tone in the markets driving Treasury yields lower. Throughout the remainder of the fiscal year, Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.50%, 136 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 10.17% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Accommodative central bank policies helped to support returns in high yield and US dollar-denominated EM corporate debt.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

3

IHYD	Management’s Discussion of Fund Performance
Invesco Corporate Income Defensive ETF (IHYD)

As an index fund, the Invesco Corporate Income Defensive ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco High Yield Defensive Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to U.S. corporate bonds having the highest “quality scores” within an eligible universe of U.S. high yield bonds (commonly known as “junk bonds”) and bonds with the lowest credit rating considered investment grade, all as determined by the Index Provider using its methodology described below.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) be rated higher than B- and lower than or equal to BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $400 million outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.60%. On a net asset value (“NAV”) basis, the Fund returned 7.07%. During the same time period, the Index returned 7.80%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the iBoxx USD Liquid High Yield Index (the “Benchmark Index”) returned 7.12%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 950 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of High Yield fixed-coupon, step-up, sinking funds, medium term notes, callable and puttable bonds.
The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bonds selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the media industry during the fiscal year ended August 31, 2019. The Fund’s underperformance to the Benchmark Index can be attributed to fees and expenses incurred during the period.

For the fiscal year ended August 31, 2019, the hotels, restaurants and leisure industry contributed most significantly to the Fund’s return, followed by the IT services and oil, gas & consumable fuels industries, respectively. There were no industries that detracted from Fund performance over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Marble II Pte. Ltd., 5.30% coupon, due 06/20/2022, a software company (portfolio average weight of 0.63%), and Radian Group, Inc., 4.50% coupon, due 10/01/2024, a financials company (portfolio average weight of 0.70%). Positions that detracted most significantly from the Fund’s return during this period included Southwestern Energy Co., 4.10% coupon, due 03/15/2022, an energy company (no longer held at fiscal year-end), and QEP Resources, Inc., 5.25% coupon, due 05/01/2023, an energy company (portfolio average weight of 0.63%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Energy	19.37
Consumer Discretionary	12.67
Information Technology	11.07
Financials	11.01
Industrials	10.99
Communication Services	8.43
Materials	8.33
Health Care	5.55
Real Estate	4.72
Consumer Staples	4.11
Utilities	1.32
Money Market Funds Plus Other Assets Less Liabilities	2.43

4

Invesco Corporate Income Defensive ETF (IHYD) (continued)

Credit Quality Rating (S&P) (% of the Fund’s Net Assets) as of August 31, 2019
BBB	39.52
BB	51.45
B	5.98
Not Rated	0.62
Money Market Funds Plus Other Assets Less Liabilities	2.43

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Sabine Pass Liquefaction, LLC, 5.75%, 05/15/2024	0.87
CNO Financial Group, Inc., 5.25%, 05/30/2025	0.85
Ball Corp., 4.00%, 11/15/2023	0.82
Marvell Technology Group Ltd., 4.20%, 06/22/2023	0.82
Magellan Health, Inc., 4.90%, 09/22/2024	0.82
Diamondback Energy, Inc., 5.37%, 05/31/2025	0.82
Hanesbrands, Inc., 4.63%, 05/15/2024	0.82
Elanco Animal Health, Inc., 4.27%, 08/28/2023	0.81
EMC Corp., 3.38%, 06/01/2023	0.81
American Airlines Group, Inc., 5.00%, 06/01/2022	0.81
Total	8.25

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco High Yield Defensive Index	7.80%	7.93%	8.76%
iBoxx USD Liquid High Yield Index	7.12	7.51	8.29
Fund
NAV Return	7.07	7.26	8.01
Market Price Return	7.60	7.90	8.72

5

Invesco Corporate Income Defensive ETF (IHYD) (continued)

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

IHYV	Management’s Discussion of Fund Performance
Invesco Corporate Income Value ETF (IHYV)

As an index fund, the Invesco Corporate Income Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco High Yield Value Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to higher value, U.S. high yield bonds (commonly known as “junk bonds”) and bonds with the lowest credit rating considered investment grade. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the Index seeks to incorporate securities with the highest “quality scores” (within the eligible universe of U.S. bonds) as determined by the Index Provider using its methodology described below.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) be rated higher than B- and lower than or equal to BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $400 million outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 4.50%. On a net asset value (“NAV”) basis, the Fund returned 4.36%. During the same time period, the Index returned 5.71%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the iBoxx USD Liquid High Yield Index (the “Benchmark Index”) returned 7.12%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 950 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of high yield fixed-coupon, step-up, sinking funds, medium term notes, callable and puttable bonds.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the media industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the media industry, as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended August 31, 2019, the household durables industry contributed most significantly to the Fund’s return, followed by the technology and personal products industries, respectively. Oil, gas & consumable fuels was the only industry detracting from Fund performance over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Avon Products, Inc., 7.00% coupon, due 03/15/2023, a personal products company (no longer held at fiscal year-end), and The Hertz Corp., 5.50% coupon, due 10/15/2024, consumer finance company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Jones Energy Holdings LLC, 9.25% coupon, due 03/15/2023, an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Alta Mesa Holdings LP, 7.875% coupon, due 12/15/2024, an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Energy	18.82
Consumer Discretionary	16.55
Information Technology	10.14
Financials	9.62
Industrials	9.53
Communication Services	7.78
Materials	7.17
Consumer Staples	6.28
Real Estate	3.87
Utilities	3.71
Health Care	3.56
Money Market Funds Plus Other Assets Less Liabilities	2.97

7

Invesco Corporate Income Value ETF (IHYV) (continued)

Credit Quality Rating (S&P) (% of the Fund’s Net Assets) as of August 31, 2019
BBB	15.51
BB	48.59
B	30.00
CCC	2.18
Not Rated	0.75
Money Market Funds Plus Other Assets Less Liabilities	2.97

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Dollar Tree, Inc., 4.20%, 05/15/2028	0.87
Hughes Satellite Systems Corp., 5.25%, 08/01/2026	0.87
Broadcom, Inc., 4.75%, 04/15/2029	0.86
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.62%, 06/15/2024	0.86
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 05/15/2026	0.85
Frontier Communications Corp., 8.00%, 04/01/2027	0.85
PQ Corp., 6.75%, 11/15/2022	0.85
Olin Corp., 5.63%, 08/01/2029	0.85
First Quality Finance Co., Inc., 5.00%, 07/01/2025	0.85
Harsco Corp., 5.75%, 07/31/2027	0.85
Total	8.56

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco High Yield Value Index	5.71%	5.94%	6.55%
iBoxx USD Liquid High Yield Index	7.12	7.51	8.29
Fund
NAV Return	4.36	4.67	5.14
Market Price Return	4.50	4.95	5.45

8

Invesco Corporate Income Value ETF (IHYV) (continued)

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.23% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

IEMD	Management’s Discussion of Fund Performance
Invesco Emerging Markets Debt Defensive ETF (IEMD)

As an index fund, the Invesco Emerging Markets Debt Defensive ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Emerging Markets Debt Defensive Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to emerging markets debt securities having the highest “quality scores” (within the eligible universe of emerging market debt securities) as determined by the Index Provider using its methodology described below.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by sovereign governments, and agencies thereof, of countries that the Index Provider considers to be “emerging market countries.” To be eligible for inclusion in the Index, bonds must (i) be rated higher than B- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $500 million outstanding, with only the largest five bonds from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A or Regulation S under the Securities Act of 1933, as amended, and bonds registered with the Securities and Exchange Commission are all eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.67%. On a net asset value (“NAV”) basis, the Fund returned 7.02%. During the same time period, the Index returned 7.86%. During the fiscal year, the Fund’s performance, on a NAV basis, underperformed the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 13.11%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 760 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the

U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of United Arab Emirates and most underweight in the country of Qatar during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the under allocation to the countries of Brazil, Panama, Uruguay, and Peru.

For the fiscal year ended August 31, 2019, the country of Russia contributed most significantly to the Fund’s return, followed by the country of China and the country of United Arab Emirates, respectively. There were no countries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Russian Foreign Bond, 4.50% coupon, due 04/04/2022, a sovereign credit (portfolio average weight of 3.35%) and Russian Foreign Bond 144A, 4.50% coupon, due 04/04/2022, a sovereign credit (portfolio average weight of 2.51%). Positions that detracted most significantly from the Fund’s return during this period included Nacional Financiera SNC, 3.375% coupon, due 05/11/2020, a financials company (no longer held at fiscal year-end) and MFB Hungarian Development Bank, 6.25% coupon, due 10/21/2020, a foreign agency credit (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Soverign Debt	48.73
Energy	19.14
Financials	15.04
Materials	5.59
Utilities	4.90
Industrials	1.62
Money Market Funds Plus Other Assets Less Liabilities	4.98

10

Invesco Emerging Markets Debt Defensive ETF (IEMD) (continued)

Credit Quality Rating (S&P) (% of the Fund’s Net Assets) as of August 31, 2019
AA	6.23
A	22.81
BBB	44.26
BB	7.50
Not Rated	14.22
Money Market Funds Plus Other Assets Less Liabilities	4.98

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Mexico Government International Bond, 4.00%, 10/02/2023	4.72
Turkey Government International Bond, 6.25%, 09/26/2022	4.71
Petroleos Mexicanos, 4.88%, 01/24/2022	4.55
Corp Nacional del Cobre de Chile, REGS, 3.00%, 07/17/2022	3.95
Russian Foreign Bond—Eurobond, REGS, 4.50%, 04/04/2022	3.29
Morocco Government International Bond, 4.25%, 12/11/2022	3.26
Philippine Government International Bond, 4.20%, 01/21/2024	3.17
Hungary Government International Bond, 5.38%, 02/21/2023	3.00
Republic of South Africa Government International Bond, 5.88%, 05/30/2022	2.79
Indonesia Government International Bond, 3.38%, 04/15/2023	2.60
Total	36.04

*	Excluding money market fund holdings.

11

Invesco Emerging Markets Debt Defensive ETF (IEMD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Emerging Markets Debt Defensive Index	7.86%	7.06%	7.79%
JP Morgan Emerging Market Bond Global Index	13.11	10.07	11.12
Fund
NAV Return	7.02	6.31	6.95
Market Price Return	7.67	6.90	7.61

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

12

IEMV	Management’s Discussion of Fund Performance
Invesco Emerging Markets Debt Value ETF (IEMV)

As an index fund, the Invesco Emerging Markets Debt Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Emerging Markets Debt Value Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to higher value, emerging markets debt securities. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the Index seeks to incorporate securities with the highest “quality scores” (within the eligible universe of emerging market debt securities) as determined by the Index Provider using its methodology described below.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by sovereign governments, and agencies thereof, of countries that the Index Provider considers to be “emerging market countries.” To be eligible for inclusion in the Index, bonds must (i) be rated higher than B- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $500 million outstanding, with only the largest five bonds from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; and (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A or Regulation S under the Securities Act of 1933, as amended, and bonds registered with the Securities and Exchange Commission are all eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 14.64%. On a net asset value (“NAV”) basis, the Fund returned 13.97%. During the same time period, the Index returned 15.24%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 13.11%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 760 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the

U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of India and most underweight in the country of Saudi Arabia during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to over allocation to the countries of Turkey and India.

For the fiscal year ended August 31, 2019, the country of Turkey contributed most significantly to the Fund’s return, followed by the country of Brazil and the country of India, respectively. There were no countries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Brazillian Government International Bond, 4.625% coupon, due 01/13/2028, a sovereign bond (portfolio average weight of 1.79%) and MDC-GMTN BV, 4.50% coupon, due 11/07/2028, a United Arab Emirates agency credit (portfolio average weight of 3.28%). Positions that detracted most significantly from the Fund’s return during this period included Ecopetrol SA, 5.375% coupon, due 06/26/2026, an energy company (no longer held at fiscal year-end) and Republic of South Africa, 4.85% coupon, due 09/27/2027, a sovereign bond (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Soverign Debt	33.89
Energy	24.19
Financials	21.13
Utilities	7.18
Materials	6.10
Industrials	5.11
Communication services	0.60
Money Market Funds Plus Other Assets Less Liabilities	1.80

13

Invesco Emerging Markets Debt Value ETF (IEMV) (continued)

Credit Quality Rating (S&P) (% of the Fund’s Net Assets) as of August 31, 2019
AA	7.32
A	23.59
BBB	30.01
BB	21.67
B	2.12
Not Rated	13.49
Money Market Funds Plus Other Assets Less Liabilities	1.80

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Republic of Poland Government International Bond, 3.25%, 04/06/2026	4.58
Corp. Nacional del Cobre de Chile, 3.63%, 08/01/2027	4.42
Vietnam Government International Bond, 4.80%, 11/19/2024	3.50
MDC—GMTN B.V., 4.50%, 11/07/2028	3.22
Petroliam Nasional Bhd., REGS, 7.63%, 10/15/2026	3.03
Empresa de Transporte de Pasajeros Metro S.A., 4.75%, 02/04/2024	2.44
Banco do Brasil S.A., 5.88%, 01/26/2022	1.83
Petroliam Nasional Bhd., 7.63%, 10/15/2026	1.81
Brazilian Government International Bond, 4.63%, 01/13/2028	1.77
Mexico Government International Bond, 4.15%, 03/28/2027	1.76
Total	28.36

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Emerging Markets Debt Value Index	15.24%	11.80%	13.05%
JP Morgan Emerging Market Bond Global Index	13.11	10.07	11.12
Fund
NAV Return	13.97	10.91	12.06
Market Price Return	14.64	11.43	12.63

14

Invesco Emerging Markets Debt Value ETF (IEMV) (continued)

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

IIGD	Management’s Discussion of Fund Performance
Invesco Investment Grade Defensive ETF (IIGD)

As an index fund, the Invesco Investment Grade Defensive ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Defensive Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to U.S. investment grade bonds having the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) be rated higher than BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 8.05%. On a net asset value (“NAV”) basis, the Fund returned 7.77%. During the same time period, the Index returned 7.86%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, partially offset by a positive impact as the result of the Fund’s sampling methodology.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned 15.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the media industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the banks, media and pharmaceuticals industries.

For the fiscal year ended August 31, 2019, the capital markets industry contributed most significantly to the Fund’s return, followed by the household products and insurance industries, respectively. No industries detracted significantly from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Johnson & Johnson, 2.45% coupon, due 03/01/2026, a consumer pharmaceuticals company (portfolio average weight of 1.13%), and Florida Power and Light Co., 3.125% coupon, due 12/01/2025, an electric utilities company (portfolio average weight of 1.20%). Positions that detracted most significantly from the Fund’s return during this period included Schlumberger Investment SA, 3.65% coupon, due 12/01/2023, an energy equipment & services company (no longer held at fiscal year-end), and US Bank National Association, 2.65% coupon, due 05/23/2022, a banks company (portfolio average weight of 0.27%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	39.05
Industrials	15.03
Information Technology	10.30
Consumer Staples	8.00
Health Care	6.72
Energy	4.53
Communication Services	3.43
Utilities	3.33
Consumer Discretionary	3.29
Real Estate	3.19
Materials	2.48
Money Market Funds Plus Other Assets Less Liabilities	0.65

16

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Credit Quality Rating (S&P) (% of the Fund’s Net Assets) as of August 31, 2019
AAA	2.01
AA	24.06
A	54.50
BBB	18.78
Money Market Funds Plus Other Assets Less Liabilities	0.65

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
SunTrust Banks, Inc., 2.70%, 01/27/2022	1.51
Wells Fargo Bank, N.A., 3.55%, 08/14/2023	1.29
Pfizer, Inc., 3.00%, 12/15/2026	1.18
American Express Co., 2.50%, 08/01/2022	1.16
Ameriprise Financial, Inc., 4.00%, 10/15/2023	1.15
New York Life Global Funding, 2.88%, 04/10/2024	1.15
Mars, Inc., 2.70%, 04/01/2025	1.15
Automatic Data Processing, Inc., 3.38%, 09/15/2025	1.15
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	1.14
Florida Power & Light Co., 3.13%, 12/01/2025	1.14
Total	12.02

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Investment Grade Defensive Index	7.86%	7.81%	8.61%
iBoxx USD Liquid Investment Grade Index	15.70	14.78	16.37
Fund
NAV Return	7.77	7.73	8.53
Market Price Return	8.05	8.11	8.95

17

Invesco Investment Grade Defensive ETF (IIGD) (continued)

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

18

IIGV	Management’s Discussion of Fund Performance
Invesco Investment Grade Value ETF (IIGV)

As an index fund, the Invesco Investment Grade Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Investment Grade Value Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide exposure to higher value, U.S. investment grade bonds. Higher value bonds are characterized as those with higher yields that may provide greater returns in certain markets. In addition, the Index seeks to incorporate securities with the highest “quality scores” (within the eligible universe of U.S. investment grade bonds) as determined by the Index Provider using its methodology described below.

In selecting components for inclusion in the Index, the Index Provider begins with an investment universe of all U.S. dollar denominated bonds issued by U.S. companies. To be eligible for inclusion in the Index, bonds must (i) be rated higher than BBB- (or equivalent) by S&P Global Ratings, a division of S&P Global Inc., Fitch Ratings Inc. or Moody’s Investors Service, Inc. credit rating agencies; (ii) have at least $600 million outstanding, with only the largest bond from each issuer eligible; (iii) have at least two years, and no more than ten years, until final maturity; (iv) make coupon payments. Qualifying securities include: fixed rate, bullet bonds, sinking funds, amortizing, puttable, extendable, callable, and step-up bonds with schedules known at issuance. Securities issued in accordance with Rule 144A under the Securities Act of 1933, as amended, bonds registered with the Securities and Exchange Commission, publicly underwritten medium-term notes and Eurodollar bonds are all eligible for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 12.51%. On a net asset value (“NAV”) basis, the Fund returned 12.23%. During the same time period, the Index returned 12.97%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the iBoxx USD Liquid Investment Grade Index (the “Benchmark Index”) returned 15.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the capital markets industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in both the capital markets and media industries.

For the fiscal year ended August 31, 2019, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the insurance and oil, gas & consumable fuels industries, respectively. No industries detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included ERAC USA Finance, LLC., 3.80% coupon, due 11/01/2025, a transportation company (portfolio average weight of 1.38%), and Ford Motor Credit Co., LLC, 5.875% coupon, due 08/02/2021, a consumer finance company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Pacific Gas and Electric Co., 3.30% coupon, due 12/01/2027, an electric utility company (no longer held at fiscal year-end), and Lowes Cos, Inc., 3.10% coupon, due 05/03/2027 a specialty retail company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	27.62
Industrials	10.23
Energy	8.47
Utilities	8.35
Consumer Discretionary	8.08
Consumer Staples	8.01
Health Care	7.04
Communication Services	6.24
Information Technology	5.82
Materials	4.46
Real Estate	1.01
Money Market Funds Plus Other Assets Less Liabilities	4.67

19

Invesco Investment Grade Value ETF (IIGV) (continued)

Credit Quality Rating (S&P) (% of the Fund’s Net Assets) as of August 31, 2019
AA	8.34
A	37.90
BBB	47.62
Not Rated	1.47
Money Market Funds Plus Other Assets Less Liabilities	4.67

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Sky Ltd., 3.75%, 09/16/2024	1.53
Ford Motor Co., 4.35%, 12/08/2026	1.38
ERAC USA Finance LLC, 3.80%, 11/01/2025	1.32
WRKCo Inc., 3.75%, 03/15/2025	1.29
Lam Research Corp., 4.00%, 03/15/2029	1.26
Cargill, Inc., 3.25%, 05/23/2029	1.24
Whirlpool Corp., 4.75%, 02/26/2029	1.24
Applied Materials, Inc., 3.30%, 04/01/2027	1.24
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	1.22
Booking Holdings, Inc., 3.60%, 06/01/2026	1.21
Total	12.93

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Investment Grade Value Index	12.97%	12.62%	13.96%
iBoxx USD Liquid Investment Grade Index	15.70	14.78	16.37
Fund
NAV Return	12.23	11.89	13.15
Market Price Return	12.51	12.11	13.40

20

Invesco Investment Grade Value ETF (IIGV) (continued)

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

IMFC	Management’s Discussion of Fund Performance
Invesco Multi-Factor Core Fixed Income ETF (IMFC)

As an index fund, the Invesco Multi-Factor Core Fixed Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Multi-Factor Core Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide multi-factor exposure to fixed income securities.

The Index is an index of indexes, comprised of component securities of the following indexes (each, a “Sub-Index”), with corresponding fixed, target weightings in the Index: (i) Invesco U.S. Fixed Rate 30-Year MBS Index (40% weight); (ii) Invesco Investment Grade Defensive Index (25% weight); (iii) Invesco U.S. Treasury 1-3 Years Index (20% weight); (iv) Invesco U.S. Treasury 10-30 Years Index (10% weight); and (v) Invesco Investment Grade Value Index (5% weight). The Index will typically include between 400-1,000 securities. The securities in the Index are weighted in accordance with the methodology of each Sub-Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 8.71%. On a net asset value (“NAV”) basis, the Fund returned 8.43%. During the same time period, the Index returned 8.73%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of the Fund’s sampling methodology in addition to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned 10.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in securitized products and most underweight in U.S. Treasuries during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in U.S. Treasuries.

For the fiscal year ended August 31, 2019, U.S. Treasuries contributed most significantly to the Fund’s return, followed by securitized products. No industries or securities detracted from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included a U.S. Treasury Bond, 4.75% coupon, due 12/14/2041, (portfolio average weight of 1.15%), and a U.S. Treasury Bond, 4.375% coupon, due 05/15/2041, (portfolio average weight of 0.72%). Positions that detracted most significantly from the Fund’s return during this period included TJX Companies, Inc., 2.25% coupon, due 09/15/2026, a specialty company (no longer held at fiscal year-end), and GE Capital International Funding, Co., 2.342% coupon, due 11/15/2020, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Collateralized Mortgage Obligations	39.82
U.S. Treasury Securities	29.9
Financials	11.13
Industrials	4.72
Sector Types Each Less Than 3%	14.34
Money Market Funds Plus Other Assets Less Liabilities	0.09

22

Invesco Multi-Factor Core Fixed Income ETF (IMFC) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Federal National Mortgage Association, 3.50%, 07/01/2049	1.16
U.S. Treasury Bonds, 4.75%, 02/15/2041	1.15
Federal Home Loan Mortgage Corp., 4.50%, 06/01/2048	1.12
Federal Home Loan Mortgage Corp., 3.50%, 04/01/2047	1.08
Federal National Mortgage Association, 3.50%, 11/01/2047	1.04
Federal National Mortgage Association, 4.00%, 10/01/2048	1.02
Federal National Mortgage Association, 4.00%, 11/01/2047	1.02
Federal National Mortgage Association, 3.50%, 11/01/2047	1.01
Federal Home Loan Mortgage Corp., 4.00%, 10/01/2048	1.01
Federal Home Loan Mortgage Corp., 3.50%, 10/01/2047	1.01
Total	10.62

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Multi-Factor Core Index	8.73%	8.52%	9.40%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17	9.83	10.86
Fund
NAV Return	8.43	8.24	9.09
Market Price Return	8.71	8.61	9.51

23

Invesco Multi-Factor Core Fixed Income ETF (IMFC) (continued)

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.12% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

24

IMFP	Management’s Discussion of Fund Performance
Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)

As an index fund, the Invesco Multi-Factor Core Plus Fixed Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Multi-Factor Core Plus Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide multi-factor exposure to fixed income securities.

The Index is an index of indexes, comprised of component securities of the following indexes (each, a “Sub-Index”), with corresponding fixed, target weightings in the Index: (i) Invesco High Yield Defensive Index (30% weight); (ii) Invesco Investment Grade Defensive Index (20% weight); (iii) Invesco U.S. Fixed Rate 30-Year MBS Index (20% weight); (iv) Invesco Investment Grade Value Index (10% weight); (v) Invesco U.S. Treasury 10-30 Years Index (10% weight); (vi) Invesco Emerging Markets Debt Defensive Index (5% weight); and (vii) Invesco Emerging Markets Debt Value Index (5% weight). The Index will typically include between 500-1,000 securities. The securities in the Index are weighted in accordance with the methodology of each Sub-Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 10.11%. On a net asset value (“NAV”) basis, the Fund returned 9.73%. During the same time period, the Index returned 10.18%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned 10.17%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy industry and most underweight in U.S. Treasuries during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in U.S. Treasuries.

For the fiscal year ended August 31, 2019, U.S. Treasuries contributed most significantly to the Fund’s return, followed by securitized products. No industries or security types detracted significantly from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included U.S. Treasury Bond, 4.75% coupon, due 02/15/2041 (portfolio average weight of 0.52%), and U.S. Treasury Bond, 4.375% coupon, due 05/15/2040 (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return during this period included Pacific Gas and Electric Co., 3.30% coupon, due 12/01/2027, an electric utilities company (no longer held at fiscal year-end), and Southwestern Energy Co., 4.10% coupon, due 03/15/2022, an oil & gas company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Collateralized Mortgage Obligations	19.93
Financials	16.46
U.S. Treasury Securities	10.05
Energy	9.27
Information Technology	6.57
Industrials	6.51
Consumer Discretionary	4.88
Materials	4.70
Communication Services	3.85
Health Care	3.82
Consumer Staples	3.80
Soverign Debt	3.40
Sector Types Each Less Than 3%	4.77
Money Market Funds Plus Other Assets Less Liabilities	1.99

25

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Federal National Mortgage Association, 4.50%, 02/01/2048	0.94
Federal National Mortgage Association, 4.00%, 08/01/2048	0.72
Federal National Mortgage Association, 3.50%, 02/01/2048	0.71
Federal National Mortgage Association, 4.00%, 03/01/2049	0.70
Federal National Mortgage Association, 4.00%, 10/01/2048	0.67
Federal National Mortgage Association, 3.50%, 11/01/2047	0.67
Federal National Mortgage Association, 4.00%, 07/01/2048	0.67
Federal National Mortgage Association, 4.00%, 06/01/2048	0.67
Federal National Mortgage Association, 4.00%, 07/01/2048	0.66
Federal Home Loan Mortgage Corp., 4.50%, 06/01/2048	0.64
Total	7.05

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Invesco Multi-Factor Core Plus Index	10.18%	9.84%	10.87%
Bloomberg Barclays U.S. Aggregate Bond Index	10.17	9.83	10.86
Fund
NAV Return	9.73	9.34	10.32
Market Price Return	10.11	9.67	10.68

26

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP) (continued)

Fund Inception: July 25, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.16% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

27

IMFD	Management’s Discussion of Fund Performance
Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)

As an index fund, the Invesco Multi-Factor Defensive Core Fixed Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Multi-Factor Defensive Core Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide multi-factor exposure to fixed income securities.

The Index is an index of indexes, comprised of component securities of the following indexes (each, a “Sub-Index”), with corresponding fixed, target weightings in the Index: (i) Invesco U.S. Treasury 1-3 Years Index (55% weight); (ii) Invesco U.S. Fixed Rate 30-Year MBS Index (20% weight); (iii) Invesco Investment Grade Defensive Index (15% weight); and (iv) Invesco Emerging Markets Debt Defensive Index (10% weight). The Index will typically include between 200-500 securities. The securities in the Index are weighted in accordance with the methodology of each Sub-Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (December 6, 2018) through August 31, 2019, on a market price basis, the Fund returned 4.84%. On a net asset value (“NAV”) basis, the Fund returned 5.13%. During the same time period, the Index returned 5.40%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of the Fund’s sampling methodology in addition to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned 10.37%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in U.S. Treasuries and most underweight in securitized products during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to security selection within the Fund’s U.S. Treasuries holdings, followed by its holdings in securitized products.

For the fiscal period ended August 31, 2019, U.S. Treasuries contributed most significantly to the Fund’s return, followed by securitized products. No industries or security types detracted significantly from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included a Russian Federation RegS, 4.50% coupon, due 04/04/2022, sovereign credit (portfolio average weight of 1.03%), and a FNMA 30yr, 3.50% coupon, due 11/01/2048, a mortgage-backed securities pass through (portfolio average weight of 1.06%). Positions that detracted most significantly from the Fund’s return during this period included a Turkey Government International Bond, 6.250% coupon, due 09/26/2022, sovereign credit (portfolio average weight of 1.01%), and a Pfizer, Inc., 3.00% coupon, due 12/15/2026, pharmaceuticals company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
U.S. Treasury Securities	54.70
Collateralized Mortgage Obligations	20.00
Financials	7.61
Soverign Debt	4.57
Sector Types Each Less Than 3%	13.57
Money Market Funds Plus Other Assets Less Liabilities	(0.45)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
U.S. Treasury Notes, 2.00%, 02/15/2022	1.18
U.S. Treasury Notes, 2.63%, 11/15/2020	1.15
U.S. Treasury Notes, 2.63%, 08/15/2020	1.15
U.S. Treasury Notes, 3.63%, 02/15/2021	1.15
U.S. Treasury Notes, 3.13%, 05/15/2021	1.15
U.S. Treasury Notes, 2.13%, 08/15/2021	1.13
U.S. Treasury Notes, 2.00%, 11/15/2021	1.13
Russian Foreign Bond—Eurobond, REGS, 4.50%, 04/04/2022	1.03
PT Indonesia Asahan Aluminium (Persero), 5.23%, 11/15/2021	1.02
Federal National Mortgage Association, 3.50%, 11/01/2048	1.01
Total	11.10

*	Excluding money market fund holdings.

28

Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Fund Inception
Index	Cumulative
Invesco Multi-Factor Defensive Core Index	5.40%
Bloomberg Barclays U.S. Aggregate Bond Index	10.37
Fund
NAV Return	5.13
Market Price Return	4.84

Fund Inception: December 6, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.12% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

29

IMFI	Management’s Discussion of Fund Performance
Invesco Multi-Factor Income ETF (IMFI)

As an index fund, the Invesco Multi-Factor Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Invesco Multi-Factor Income Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index, which is designed to provide multi-factor exposure to fixed income securities.

The Index is an index of indexes, comprised of component securities of the following indexes (each, a “Sub-Index”), with corresponding fixed, target weightings in the Index: (i) Invesco U.S. Fixed Rate 30-Year MBS Index (25% weight); (ii) Invesco Emerging Markets Debt Value Index (15% weight); (iii) Invesco High Yield Defensive Index (15% weight); (iv) Invesco Investment Grade Value Index (15% weight); (v) Invesco Emerging Markets Debt Defensive Index (10% weight); (vi) Invesco High Yield Value Index (10% weight); and (vii) Invesco Investment Grade Defensive Index (10% weight). The Index will typically include between 500-1,000 securities. The securities in the Index are weighted in accordance with the methodology of each Sub- Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (December 6, 2018) through August 31, 2019, on a market price basis, the Fund returned 9.39%. On a net asset value (“NAV”) basis, the Fund returned 8.52%. During the same time period, the Index returned 9.42%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Benchmark Index”) returned 10.37%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10,800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in foreign agency credit and most underweight in sovereign credit during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can primarily be attributed to the Fund being underweight in sovereign credit.

For the fiscal period ended August 31, 2019, securitized products contributed most significantly to the Fund’s return, followed by foreign agency credit. No industry or security type detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Perusahaan Listrik Negara, 5.45% coupon, due 05/21/2028, an Indonesian agency credit (portfolio average weight of 0.53%), and a Federative Republic of Brazil, 6.00% coupon, due 04/07/2026, a sovereign credit (portfolio average weight of 0.55%). Positions that detracted most significantly from the Fund’s return during this period included LSC Communications, Inc., 8.75% coupon, due 10/15/2023, a communications company (no longer held at fiscal year-end), and Dean Foods Company, 6.50% coupon, due 03/15/2023, a food products company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Collateralized Mortgage Obligations	24.83
Financials	16.43
Energy	11.66
Soverign Debt	9.15
Industrials	6.41
Consumer Discretionary	5.42
Information Technology	4.99
Materials	4.57
Communication Services	3.74
Utilities	3.58
Consumer Staples	3.21
Sector Types Each Less Than 3%	4.49
Money Market Funds Plus Other Assets Less Liabilities	1.52

30

Invesco Multi-Factor Income ETF (IMFI) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Federal Home Loan Mortgage Corp., 4.50%, 08/01/2048	0.93
Federal National Mortgage Association, 4.50%, 06/01/2048	0.87
Federal National Mortgage Association, 3.50%, 11/01/2048	0.79
MDC—GMTN B.V., 5.50%, 03/01/2022	0.64
Petroliam Nasional Bhd., REGS, 7.63%, 10/15/2026	0.64
PT Perusahaan Listrik Negara, REGS, 5.45%, 05/21/2028	0.56
Brazilian Government International Bond, 6.00%, 04/07/2026	0.56
Indonesia Government International Bond, 5.88%, 01/15/2024	0.54
MDC—GMTN B.V., REGS, 3.75%, 04/19/2029	0.53
Federal Home Loan Mortgage Corp., 4.00%, 12/01/2048	0.52
Total	6.58

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Fund Inception
Index	Cumulative
Invesco Multi-Factor Income Index	9.42%
Bloomberg Barclays U.S. Aggregate Bond Index	10.37
Fund
NAV Return	8.52
Market Price Return	9.39

31

Invesco Multi-Factor Income ETF (IMFI) (continued)

Fund Inception: December 6, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.16% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

32

Invesco Corporate Income Defensive ETF (IHYD)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.57%
Aerospace & Defense-0.70%
Arconic, Inc., 5.13%, 10/01/2024	$85,000	$ 90,641
Air Freight & Logistics-0.64%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	80,000	81,954
Airlines-2.09%
American Airlines Group, Inc., 5.00%, 06/01/2022(b)	100,000	104,125
Delta Air Lines, Inc., 3.63%, 03/15/2022	80,000	82,248
United Airlines Holdings, Inc., 4.25%, 10/01/2022	80,000	82,500
		268,873
Auto Components-1.93%
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023(c)	80,000	81,300
Hertz Corp. (The), 7.62%, 06/01/2022(b)	80,000	83,404
ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	80,000	84,142
		248,846
Banks-0.66%
CIT Group, Inc., 5.00%, 08/15/2022	80,000	85,487
Building Products-2.25%
Griffon Corp., 5.25%, 03/01/2022	100,000	101,221
Owens Corning, 4.20%, 12/01/2024	80,000	84,884
Standard Industries, Inc., 5.37%, 11/15/2024(b)	100,000	103,250
		289,355
Capital Markets-2.06%
BGC Partners, Inc., 5.37%, 07/24/2023	80,000	86,233
Cantor Fitzgerald L.P., 4.88%, 05/01/2024(b)	85,000	90,150
Owl Rock Capital Corp., 5.25%, 04/15/2024	85,000	89,376
		265,759
Chemicals-4.17%
Ashland LLC, 4.75%, 08/15/2022	80,000	84,377
Blue Cube Spinco LLC, 9.75%, 10/15/2023	90,000	99,000
CF Industries, Inc., 3.45%, 06/01/2023	100,000	102,637
Mosaic Co. (The), 4.25%, 11/15/2023	80,000	84,537
PQ Corp., 6.75%, 11/15/2022(b)	80,000	83,316
WR Grace & Co.-Conn, 5.12%, 10/01/2021(b)	80,000	83,400
		537,267
Commercial Services & Supplies-1.40%
ADT Corp. (The), 3.50%, 07/15/2022	100,000	100,625
Pitney Bowes, Inc., 3.88%, 10/01/2021	80,000	80,200
		180,825
Consumer Finance-1.34%
Navient Corp., 6.50%, 06/15/2022	80,000	86,800
Synchrony Financial, 4.25%, 08/15/2024	80,000	85,118
		171,918
Containers & Packaging-2.21%
Ball Corp., 4.00%, 11/15/2023	100,000	105,875
	Principal Amount	Value
Containers & Packaging-(continued)
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	$85,000	$ 89,462
Sealed Air Corp., 4.87%, 12/01/2022(b)	85,000	89,463
		284,800
Diversified Financial Services-1.42%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 02/01/2022	80,000	81,600
Washington Prime Group L.P., 6.45%, 08/15/2024(c)	105,000	101,430
		183,030
Diversified Telecommunication Services-2.62%
CenturyLink, Inc.,Series T, 5.80%, 03/15/2022	80,000	84,300
Level 3 Financing, Inc., 5.37%, 08/15/2022	80,000	80,350
Level 3 Parent LLC, 5.75%, 12/01/2022	85,000	85,850
Qwest Corp., 6.75%, 12/01/2021	80,000	86,332
		336,832
Electric Utilities-0.69%
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026	85,000	88,727
Electronic Equipment, Instruments & Components-2.81%
Anixter, Inc., 5.12%, 10/01/2021	80,000	83,900
Arrow Electronics, Inc., 3.25%, 09/08/2024	100,000	101,356
Avnet, Inc., 4.63%, 04/15/2026	85,000	92,736
Jabil, Inc., 4.70%, 09/15/2022	80,000	84,114
		362,106
Energy Equipment & Services-0.78%
Oceaneering International, Inc., 4.65%, 11/15/2024	105,000	101,043
Entertainment-0.63%
National CineMedia, LLC, 6.00%, 04/15/2022	80,000	80,900
Equity REITs-4.04%
CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 03/15/2024	80,000	82,800
GLP Capital, L.P. / GLP Financing II, Inc., 5.37%, 04/15/2026	80,000	88,013
iStar, Inc., 5.25%, 09/15/2022	85,000	87,338
Office Properties Income Trust, 4.50%, 02/01/2025	80,000	82,730
Omega Healthcare Investors, Inc., 4.38%, 08/01/2023	80,000	84,354
VEREIT Operating Partnership, L.P., 4.87%, 06/01/2026	85,000	95,194
		520,429
Food & Staples Retailing-0.63%
C&S Group Enterprises LLC, 5.38%, 07/15/2022(b)	80,000	80,600
Food Products-1.44%
Kraft Heinz Foods Co.
3.50%, 06/06/2022	100,000	102,402
3.95%, 07/15/2025	80,000	83,063
		185,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Corporate Income Defensive ETF (IHYD)—(continued)
August 31, 2019
	Principal Amount	Value
Health Care Equipment & Supplies-1.28%
Becton, Dickinson and Co., 2.89%, 06/06/2022	$80,000	$ 81,348
Hill-Rom Holdings, Inc., 5.75%, 09/01/2023(b)	80,000	82,800
		164,148
Health Care Providers & Services-2.79%
Centene Corp.
6.12%, 02/15/2024	85,000	89,186
4.75%, 01/15/2025	80,000	83,200
Magellan Health, Inc., 4.90%, 09/22/2024	105,000	105,368
Universal Health Services, Inc., 4.75%, 08/01/2022(b)	80,000	81,110
		358,864
Hotels, Restaurants & Leisure-3.93%
Choice Hotels International, Inc., 5.75%, 07/01/2022	80,000	86,062
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/2025	85,000	87,975
Las Vegas Sands Corp., 3.20%, 08/08/2024	80,000	81,722
MGM Resorts International, 6.62%, 12/15/2021	80,000	87,200
NCL Corp. Ltd., 4.75%, 12/15/2021(b)	80,000	81,400
Wyndham Destinations, Inc., 4.25%, 03/01/2022(c)	80,000	82,200
		506,559
Household Durables-1.40%
KB Home, 7.00%, 12/15/2021	80,000	87,070
Newell Brands, Inc., 4.20%, 04/01/2026	90,000	93,449
		180,519
Independent Power and Renewable Electricity Producers-0.63%
AES Corp. (The), 4.88%, 05/15/2023	80,000	81,300
Industrial Conglomerates-1.26%
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/2022	80,000	81,200
Southern Star Central Corp., 5.13%, 07/15/2022(b)	80,000	81,221
		162,421
Insurance-2.17%
Brown & Brown, Inc., 4.20%, 09/15/2024	80,000	85,452
CNO Financial Group, Inc., 5.25%, 05/30/2025	100,000	108,937
Kemper Corp., 4.35%, 02/15/2025	80,000	85,224
		279,613
Internet & Direct Marketing Retail-0.65%
QVC, Inc., 4.38%, 03/15/2023	80,000	83,615
IT Services-3.95%
Cogent Communications Group, Inc., 5.37%, 03/01/2022(b)	80,000	83,400
Marble II Pte. Ltd. (Singapore), 5.30%, 06/20/2022(b)	80,000	80,278
Sabre GLBL, Inc., 5.37%, 04/15/2023(b)	80,000	82,400
Total System Services, Inc., 4.80%, 04/01/2026	85,000	95,767
VeriSign, Inc., 4.63%, 05/01/2023	80,000	81,500
WEX, Inc., 4.75%, 02/01/2023(b)	85,000	85,850
		509,195
Machinery-2.00%
Colfax Corp., 6.00%, 02/15/2024(b)	85,000	90,950
	Principal Amount	Value
Machinery-(continued)
Flowserve Corp., 3.50%, 09/15/2022	$80,000	$ 81,129
Trinity Industries, Inc., 4.55%, 10/01/2024	85,000	85,723
		257,802
Media-3.90%
AMC Networks, Inc., 5.00%, 04/01/2024	85,000	87,763
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.
4.46%, 07/23/2022	80,000	84,449
4.91%, 07/23/2025	80,000	88,468
TEGNA, Inc., 6.38%, 10/15/2023	80,000	82,440
Time Warner Cable LLC, 4.00%, 09/01/2021	80,000	82,056
Time Warner Entertainment Co. L.P., 8.37%, 03/15/2023	65,000	77,214
		502,390
Metals & Mining-1.95%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	80,000	84,200
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	85,000	86,097
Steel Dynamics, Inc., 5.12%, 10/01/2021	80,000	80,323
		250,620
Mortgage REITs-1.29%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 03/15/2022(b)	80,000	83,400
Starwood Property Trust, Inc., 5.00%, 12/15/2021	80,000	83,200
		166,600
Oil, Gas & Consumable Fuels-18.58%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.37%, 09/15/2024	85,000	80,537
Antero Resources Corp.
5.37%, 11/01/2021(c)	80,000	77,800
5.13%, 12/01/2022	80,000	74,000
Boardwalk Pipelines L.P., 4.95%, 12/15/2024	80,000	86,056
Cimarex Energy Co., 4.38%, 06/01/2024	80,000	84,403
Continental Resources, Inc., 5.00%, 09/15/2022	80,000	80,768
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 04/01/2023	100,000	102,250
DCP Midstream Operating L.P., 4.75%, 09/30/2021(b)	80,000	82,200
Diamondback Energy, Inc., 5.37%, 05/31/2025	100,000	105,250
Energen Corp., 4.63%, 09/01/2021	80,000	83,014
Energy Transfer Partners, L.P. / Regency Energy Finance Corp.
5.87%, 03/01/2022	80,000	85,880
4.50%, 11/01/2023	80,000	85,081
EnLink Midstream Partners, L.P., 4.15%, 06/01/2025	85,000	81,494
EQM Midstream Partners, L.P., 4.75%, 07/15/2023	80,000	80,698
HollyFrontier Corp., 5.87%, 04/01/2026	80,000	89,084
Laredo Petroleum, Inc., 5.62%, 01/15/2022	85,000	80,113
Murphy Oil Corp., 4.20%, 12/01/2022	80,000	81,200
Murphy Oil USA, Inc., 6.00%, 08/15/2023	80,000	82,148
NGPL PipeCo. LLC, 4.38%, 08/15/2022(b)	100,000	103,500
Peabody Energy Corp., 6.00%, 03/31/2022(b)	80,000	82,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Corporate Income Defensive ETF (IHYD)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Plains All American Pipeline L.P./PAA Finance Corp.
3.60%, 11/01/2024	$80,000	$ 82,233
4.65%, 10/15/2025	80,000	85,840
QEP Resources, Inc., 5.25%, 05/01/2023	105,000	92,400
Ruby Pipeline, LLC, 6.00%, 04/01/2022(b)(c)	63,030	65,924
Sabine Pass Liquefaction, LLC, 5.75%, 05/15/2024	100,000	111,725
Sunoco L.P. /Sunoco Finance Corp., 4.88%, 01/15/2023	85,000	87,125
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.50%, 09/15/2024(b)	80,000	78,400
Western Midstream Operating L.P., 4.00%, 07/01/2022	80,000	81,533
		2,393,106
Personal Products-0.80%
Edgewell Personal Care Co., 4.70%, 05/24/2022	100,000	102,375
Pharmaceuticals-1.49%
Elanco Animal Health, Inc., 4.27%, 08/28/2023	100,000	104,783
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	85,000	87,259
		192,042
Professional Services-1.25%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.50%, 10/01/2021(b)	80,000	80,432
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022(b)	80,000	80,800
		161,232
Real Estate Management & Development-0.68%
Newmark Group, Inc., 6.13%, 11/15/2023	80,000	86,929
Semiconductors & Semiconductor Equipment-0.82%
Marvell Technology Group Ltd., 4.20%, 06/22/2023	100,000	105,571
Software-1.30%
CA, Inc., 3.60%, 08/15/2022	85,000	86,686
Symantec Corp., 5.00%, 04/15/2025(b)	80,000	80,584
		167,270
Specialty Retail-3.25%
AutoNation, Inc., 3.50%, 11/15/2024	100,000	102,128
Group 1 Automotive, Inc., 5.00%, 06/01/2022	80,000	80,900
L Brands, Inc., 5.62%, 02/15/2022	80,000	84,400
Penske Automotive Group, Inc., 5.75%, 10/01/2022	80,000	81,248
Signet UK Finance PLC, 4.70%, 06/15/2024	80,000	69,600
		418,276
Technology Hardware, Storage & Peripherals-2.83%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026(b)	80,000	90,338
	Principal Amount	Value
Technology Hardware, Storage & Peripherals-(continued)
EMC Corp., 3.38%, 06/01/2023	$105,000	$ 104,160
Seagate HDD Cayman, 4.75%, 01/01/2025	85,000	88,533
Xerox Corp., 4.12%, 03/15/2023	80,000	81,800
		364,831
Textiles, Apparel & Luxury Goods-1.51%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	100,000	105,125
Levi Strauss & Co., 5.00%, 05/01/2025(c)	85,000	88,825
		193,950
Thrifts & Mortgage Finance-2.06%
MGIC Investment Corp., 5.75%, 08/15/2023	80,000	87,700
Quicken Loans, Inc., 5.75%, 05/01/2025(b)	85,000	89,037
Radian Group, Inc., 4.50%, 10/01/2024	85,000	88,188
		264,925
Trading Companies & Distributors-1.29%
Aircastle Ltd., 4.40%, 09/25/2023	80,000	84,584
WESCO Distribution, Inc., 5.38%, 12/15/2021	80,000	80,900
		165,484
Total U.S. Dollar Denominated Bonds & Notes (Cost $12,247,110)		12,564,494
	Shares
Money Market Funds-0.85%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $109,910)	109,910	109,910
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.42% (Cost $12,357,020)		12,674,404
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.54%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	340,941	340,941
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	114,330	114,375
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $455,316)		455,316
TOTAL INVESTMENTS IN SECURITIES-101.96% (Cost $12,812,336)		13,129,720
OTHER ASSETS LESS LIABILITIES-(1.96)%		(252,838)
NET ASSETS-100.00%		$12,876,882

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Corporate Income Defensive ETF (IHYD)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $2,739,603, which represented 21.28% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Corporate Income Value ETF (IHYV)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.03%
Aerospace & Defense-1.02%
Spirit AeroSystems, Inc., 4.60%, 06/15/2028	$60,000	$ 65,973
TransDigm, Inc., 6.25%, 03/15/2026(b)	55,000	59,468
		125,441
Auto Components-3.51%
Adient US LLC, 7.00%, 05/15/2026(b)	100,000	102,500
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	60,000	61,500
Dana, Inc., 5.50%, 12/15/2024	60,000	61,500
Tenneco, Inc., 5.00%, 07/15/2026(c)	100,000	78,188
United Rentals North America, Inc., 4.87%, 01/15/2028	60,000	63,150
ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	60,000	63,107
		429,945
Automobiles-1.61%
Adient Global Holdings Ltd., 4.88%, 08/15/2026(b)(c)	60,000	46,650
American Axle & Manufacturing, Inc., 6.25%, 04/01/2025(c)	100,000	94,373
Cooper-Standard Automotive Inc., 5.62%, 11/15/2026(b)	65,000	56,063
		197,086
Building Products-0.97%
JELD-WEN, Inc., 4.63%, 12/15/2025(b)	60,000	58,950
Standard Industries, Inc., 4.75%, 01/15/2028(b)	60,000	60,525
		119,475
Capital Markets-0.47%
APX Group, Inc., 7.88%, 12/01/2022(c)	60,000	57,375
Chemicals-4.13%
Chemours Co. (The), 6.62%, 05/15/2023(c)	60,000	61,275
Cornerstone Chemical Co., 6.75%, 08/15/2024(b)	60,000	55,500
Huntsman International LLC, 4.50%, 05/01/2029	60,000	63,952
Koppers, Inc., 6.00%, 02/15/2025(b)	60,000	58,650
Neon Holdings, Inc., 10.12%, 04/01/2026(b)	60,000	58,950
Olin Corp., 5.63%, 08/01/2029	100,000	104,125
PQ Corp., 6.75%, 11/15/2022(b)	100,000	104,145
		506,597
Commercial Services & Supplies-2.88%
Alliance Resource Operating Partners L.P. / Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	55,000	56,444
Brink’s Co. (The), 4.62%, 10/15/2027(b)	60,000	61,200
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.37%, 12/15/2023(b)	60,000	57,225
Pitney Bowes, Inc., 3.88%, 10/01/2021	100,000	100,250
Prime Security Services Borrower, LLC / Prime Finance, Inc., 5.25%, 04/15/2024(b)	75,000	77,655
		352,774
	Principal Amount	Value
Communications Equipment-2.10%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	$100,000	$ 89,750
Hughes Satellite Systems Corp., 5.25%, 08/01/2026	100,000	106,375
Plantronics, Inc., 5.50%, 05/31/2023(b)	60,000	61,194
		257,319
Construction & Engineering-0.97%
AECOM, 5.13%, 03/15/2027	60,000	62,971
Tutor Perini Corp., 6.87%, 05/01/2025(b)(c)	60,000	56,026
		118,997
Consumer Finance-1.09%
Credit Acceptance Corp., 6.63%, 03/15/2026(b)	60,000	65,063
Springleaf Finance Corp., 7.12%, 03/15/2026	60,000	68,542
		133,605
Containers & Packaging-1.74%
Greif, Inc., 6.50%, 03/01/2027(b)	55,000	57,888
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/2023(b)	60,000	64,125
Plastipak Holdings, Inc., 6.25%, 10/15/2025(b)(c)	100,000	91,500
		213,513
Diversified Financial Services-4.33%
Freedom Mortgage Corp., 8.25%, 04/15/2025(b)	100,000	87,500
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	60,000	59,700
Hunt Cos., Inc., 6.25%, 02/15/2026(b)	60,000	58,500
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.25%, 05/15/2026(b)	100,000	104,625
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 08/15/2024(b)	100,000	99,750
Sable International Finance Ltd. (Chile), 5.75%, 09/07/2027(b)	60,000	62,775
Washington Prime Group L.P., 6.45%, 08/15/2024(c)	60,000	57,960
		530,810
Diversified Telecommunication Services-2.58%
CenturyLink, Inc.,Series G, 6.87%, 01/15/2028(c)	60,000	60,337
CommScope, Inc.
5.50%, 06/15/2024(b)	100,000	95,125
6.00%, 03/01/2026(b)	55,000	56,292
Frontier Communications Corp., 8.00%, 04/01/2027(b)	100,000	104,500
		316,254
Electric Utilities-1.93%
DPL INC, 4.35%, 04/15/2029(b)	100,000	99,971
Talen Energy Supply, LLC, 7.25%, 05/15/2027(b)	75,000	74,812
Trinidad Generation Unlimited (Trinidad), 5.25%, 11/04/2027(b)	60,000	61,276
		236,059
Energy Equipment & Services-2.20%
Diamond Offshore Drilling, Inc., 7.87%, 08/15/2025(c)	60,000	55,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Corporate Income Value ETF (IHYV)—(continued)
August 31, 2019
	Principal Amount	Value
Energy Equipment & Services-(continued)
Forum Energy Technologies, Inc., 6.25%, 10/01/2021	$60,000	$ 49,689
FTS International, Inc., 6.25%, 05/01/2022	100,000	84,187
Nabors Industries, Inc., 5.75%, 02/01/2025	100,000	80,500
		269,894
Entertainment-0.82%
National CineMedia, LLC, 6.00%, 04/15/2022	100,000	101,125
Equity REITs-3.66%
CBL & Associates L.P., 5.95%, 12/15/2026	100,000	66,000
GLP Capital, L.P. / GLP Financing II, Inc., 5.37%, 04/15/2026	60,000	66,009
Iron Mountain, Inc., 4.88%, 09/15/2027(b)	60,000	61,913
Office Properties Income Trust, 4.50%, 02/01/2025	60,000	62,048
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)(c)	100,000	67,050
Sabra Health Care L.P., 5.12%, 08/15/2026	60,000	64,823
Senior Housing Properties Trust, 4.75%, 02/15/2028	60,000	60,223
		448,066
Food & Staples Retailing-1.85%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.62%, 06/15/2024	100,000	105,250
C&S Group Enterprises LLC, 5.38%, 07/15/2022(b)	60,000	60,450
Rite Aid Corp., 6.13%, 04/01/2023(b)	75,000	60,844
		226,544
Food Products-0.68%
JBS USA LUX S.A./JBS USA Finance, Inc., 6.50%, 04/15/2029(b)	75,000	83,250
Health Care Providers & Services-1.93%
DaVita, Inc., 5.12%, 07/15/2024	60,000	61,183
Magellan Health, Inc., 4.90%, 09/22/2024	60,000	60,210
MEDNAX, Inc., 6.25%, 01/15/2027(b)	60,000	58,950
Tenet Healthcare Corp., 4.63%, 07/15/2024	55,000	56,787
		237,130
Hotels, Restaurants & Leisure-3.66%
Diamond Resorts International, Inc., 7.75%, 09/01/2023(b)(c)	55,000	55,619
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 09/15/2026	60,000	65,052
MGM China Holdings Ltd. (Macau), 5.37%, 05/15/2024(b)	100,000	103,250
Scientific Games International, Inc., 5.00%, 10/15/2025(b)	60,000	62,144
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	60,000	63,450
Wynn Macau Ltd. (Macau), 5.50%, 10/01/2027(b)	100,000	99,250
		448,765
Household Durables-2.56%
Newell Brands, Inc., 4.20%, 04/01/2026	60,000	62,299
Tempur Sealy International, Inc., 5.50%, 06/15/2026	60,000	62,925
	Principal Amount	Value
Household Durables-(continued)
TopBuild Corp., 5.63%, 05/01/2026(b)	$60,000	$ 62,850
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.87%, 06/15/2024	60,000	64,650
William Lyon Homes, Inc., 5.87%, 01/31/2025	60,000	60,900
		313,624
Independent Power and Renewable Electricity Producers-1.02%
Clearway Energy Operating LLC
5.38%, 08/15/2024	60,000	61,725
5.75%, 10/15/2025(b)	60,000	62,776
		124,501
Industrial Conglomerates-0.50%
Southern Star Central Corp., 5.13%, 07/15/2022(b)	60,000	60,916
Insurance-1.04%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	60,000	63,642
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/2025(b)	60,000	63,900
		127,542
IT Services-1.59%
Harland Clarke Holdings Corp., 8.38%, 08/15/2022(b)	100,000	79,750
Marble II Pte. Ltd. (Singapore), 5.30%, 06/20/2022(b)	60,000	60,209
Rackspace Hosting, Inc., 8.62%, 11/15/2024(b)(c)	60,000	55,350
		195,309
Leisure Products-0.50%
Mattel, Inc., 6.75%, 12/31/2025(b)	60,000	61,800
Life Sciences Tools & Services-0.69%
Avantor, Inc., 9.00%, 10/01/2025(b)	75,000	84,563
Machinery-3.33%
Cloud Crane LLC, 10.12%, 08/01/2024(b)	50,000	53,875
Harsco Corp., 5.75%, 07/31/2027(b)	100,000	103,875
Meritor, Inc., 6.25%, 02/15/2024	60,000	61,725
Terex Corp., 5.63%, 02/01/2025(b)	60,000	61,129
Trinity Industries, Inc., 4.55%, 10/01/2024	60,000	60,510
Wabtec Corp., 4.95%, 09/15/2028	60,000	67,019
		408,133
Media-3.36%
CSC Holdings, LLC, 6.50%, 02/01/2029(b)	60,000	67,350
DISH DBS Corp., 5.88%, 11/15/2024	100,000	95,505
iHeartCommunications, Inc., 6.37%, 05/01/2026(c)	75,000	81,375
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.87%, 05/15/2024(b)	60,000	54,300
MDC Partners, Inc., 6.50%, 05/01/2024(b)	60,000	54,900
Univision Communications, Inc., 5.13%, 02/15/2025(b)	60,000	58,193
		411,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Corporate Income Value ETF (IHYV)—(continued)
August 31, 2019
	Principal Amount	Value
Metals & Mining-1.29%
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	$100,000	$ 101,290
United States Steel Corp., 6.87%, 08/15/2025(c)	60,000	57,243
		158,533
Multiline Retail-1.56%
Dollar Tree, Inc., 4.20%, 05/15/2028	100,000	106,629
JC Penney Corp., Inc., 5.88%, 07/01/2023(b)	100,000	84,500
		191,129
Oil, Gas & Consumable Fuels-16.93%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	100,000	94,750
Antero Resources Corp., 5.13%, 12/01/2022	100,000	92,500
Bruin E&P Partners LLC, 8.87%, 08/01/2023(b)	60,000	43,050
Buckeye Partners L.P., 3.95%, 12/01/2026	100,000	89,091
Chesapeake Energy Corp., 8.00%, 06/15/2027(c)	100,000	72,751
Comstock Resources, Inc., 9.75%, 08/15/2026	100,000	75,750
Covey Park Energy LLC / Covey Park Finance Corp., 7.50%, 05/15/2025(b)	100,000	71,500
Denbury Resources, Inc., 7.75%, 02/15/2024(b)	100,000	70,520
Enable Midstream Partners, L.P., 4.95%, 05/15/2028	60,000	63,729
Energen Corp., 4.63%, 09/01/2021	100,000	103,768
EQM Midstream Partners, L.P., 4.75%, 07/15/2023	60,000	60,523
EQT Corp., 3.90%, 10/01/2027	60,000	52,456
Extraction Oil & Gas, Inc.
7.37%, 05/15/2024(b)	65,000	49,075
5.63%, 02/01/2026(b)	60,000	39,900
Gulfport Energy Corp., 6.00%, 10/15/2024	100,000	73,250
Hess Corp., 4.30%, 04/01/2027(c)	60,000	62,862
Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.25%, 11/01/2028(b)	60,000	55,500
HollyFrontier Corp., 5.88%, 04/01/2026	55,000	61,246
Indigo Natural Resources LLC, 6.87%, 02/15/2026(b)	60,000	49,800
Kosmos Energy Ltd. (Ghana), 7.12%, 04/04/2026(b)	100,000	99,000
Montage Resources Corp., 8.87%, 07/15/2023	100,000	75,500
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	60,000	62,380
PDC Energy, Inc., 5.75%, 05/15/2026	60,000	58,794
QEP Resources, Inc., 5.25%, 05/01/2023	60,000	52,800
Range Resources Corp., 4.88%, 05/15/2025(c)	100,000	82,500
Southwestern Energy Co., 6.20%, 01/23/2025(c)	60,000	52,800
Stoneway Capital Corp. (Argentina), 10.00%, 03/01/2027(b)	55,530	31,930
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 04/15/2025	65,000	56,076
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	60,000	57,037
Terraform Global Operating, LLC, 6.12%, 03/01/2026(b)	60,000	61,800
W&T Offshore, Inc., 9.75%, 11/01/2023(b)	60,000	58,200
Whiting Petroleum Corp., 6.62%, 01/15/2026	60,000	43,722
		2,074,560
	Principal Amount	Value
Personal Products-2.15%
Coty, Inc., 6.50%, 04/15/2026(b)	$60,000	$ 56,850
Edgewell Personal Care Co., 4.70%, 05/24/2022	100,000	102,375
First Quality Finance Co., Inc., 5.00%, 07/01/2025(b)	100,000	104,000
		263,225
Pharmaceuticals-0.94%
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	60,000	59,325
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	60,000	56,100
		115,425
Professional Services-0.49%
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022(b)	60,000	60,600
Real Estate Management & Development-2.78%
Five Point Operating Co. L.P. / Five Point Capital Corp., 7.87%, 11/15/2025(b)	60,000	60,337
Greystar Real Estate Partners, LLC, 5.75%, 12/01/2025(b)	60,000	61,671
Newmark Group, Inc., 6.13%, 11/15/2023	55,000	59,764
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%, 12/01/2021(b)	100,000	97,720
WeWork Cos., Inc., 7.87%, 05/01/2025(b)	60,000	61,500
		340,992
Road & Rail-0.75%
BCD Acquisition, Inc., 9.63%, 09/15/2023(b)	90,000	92,025
Semiconductors & Semiconductor Equipment-1.89%
Amkor Technology, Inc., 6.62%, 09/15/2027(b)	60,000	65,624
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	60,000	60,082
Broadcom, Inc., 4.75%, 04/15/2029(b)	100,000	105,420
		231,126
Software-2.29%
ACI Worldwide, Inc., 5.75%, 08/15/2026(b)	60,000	63,225
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, 07/15/2025(b)	55,000	58,088
Nuance Communications, Inc., 5.63%, 12/15/2026	55,000	58,094
Symantec Corp., 5.00%, 04/15/2025(b)	100,000	100,731
		280,138
Specialty Retail-2.22%
PetSmart, Inc., 5.87%, 06/01/2025(b)	100,000	98,500
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025(c)	60,000	60,300
Signet UK Finance PLC, 4.70%, 06/15/2024	60,000	52,200
Staples, Inc., 7.50%, 04/15/2026(b)	60,000	60,750
		271,750
Technology Hardware, Storage & Peripherals-2.27%
Dell International LLC/EMC Corp.
6.02%, 06/15/2026(b)	80,000	90,338
4.90%, 10/01/2026(b)	60,000	64,178
Seagate HDD Cayman, 4.75%, 01/01/2025	60,000	62,494
Western Digital Corp., 4.75%, 02/15/2026(c)	60,000	61,557
		278,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Corporate Income Value ETF (IHYV)—(continued)
August 31, 2019
	Principal Amount	Value
Textiles, Apparel & Luxury Goods-1.13%
FXI Holdings, Inc., 7.87%, 11/01/2024(b)	$60,000	$ 53,400
William Carter Co. (The), 5.63%, 03/15/2027(b)	80,000	85,498
		138,898
Thrifts & Mortgage Finance-0.64%
Nationstar Mortgage Holdings Inc., 8.13%, 07/15/2023(b)	75,000	77,856
Tobacco-0.48%
Vector Group Ltd., 6.13%, 02/01/2025(b)	60,000	59,100
Wireless Telecommunication Services-0.50%
Qualitytech L.P./ QTS Finance Corp., 4.75%, 11/15/2025(b)	60,000	61,575
Total U.S. Dollar Denominated Bonds & Notes (Cost $11,999,678)		11,893,534
	Shares
Money Market Funds-0.70%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $85,015)	85,015	85,015
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.73% (Cost $12,084,693)		11,978,549
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-10.41%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	956,996	$ 956,996
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	318,871	318,999
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,275,992)		1,275,995
TOTAL INVESTMENTS IN SECURITIES-108.14% (Cost $13,360,685)		13,254,544
OTHER ASSETS LESS LIABILITIES-(8.14)%		(997,309)
NET ASSETS-100.00%		$12,257,235

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $6,837,033, which represented 55.78% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Emerging Markets Debt Defensive ETF (IEMD)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-95.02%
Chile-7.38%
Banco del Estado de Chile
3.88%, 02/08/2022(a)	$350,000	$ 364,005
REGS, 3.88%, 02/08/2022(a)	500,000	520,008
Corp Nacional del Cobre de Chile, REGS, 3.00%, 07/17/2022(a)	1,000,000	1,017,897
		1,901,910
China-9.16%
CDBL Funding 2
REGS, 3.75%, 03/11/2022(a)	200,000	205,044
REGS, 3.00%, 08/01/2022(a)	200,000	201,684
China Cinda Finance 2017 I Ltd., REGS, 3.65%, 03/09/2022(a)	200,000	204,923
CNOOC Finance (2012) Ltd., REGS, 3.88%, 05/02/2022(a)	200,000	207,531
Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023	200,000	205,456
Sinopec Group Overseas Development (2012) Ltd., 3.90%, 05/17/2022(a)	200,000	207,766
Sinopec Group Overseas Development (2016) Ltd., 2.00%, 09/29/2021	200,000	198,590
Sinopec Group Overseas Development (2018) Ltd., 3.75%, 09/12/2023(a)	300,000	316,022
State Elite Global Ltd., REGS, 2.75%, 06/13/2022(a)	200,000	201,529
State Grid Overseas Investment (2016) Ltd.
2.75%, 05/04/2022(a)	200,000	202,102
3.75%, 05/02/2023(a)	200,000	211,002
		2,361,649
Colombia-2.55%
Colombia Government International Bond, 2.63%, 03/15/2023	650,000	657,319
Hungary-4.77%
Hungary Government International Bond
5.38%, 02/21/2023	700,000	772,901
5.75%, 11/22/2023	400,000	455,607
		1,228,508
India-4.97%
Bank of Baroda, REGS, 3.50%, 04/04/2022(a)	200,000	203,006
Bharat Petroleum Corp. Ltd., REGS, 4.38%, 01/24/2022(a)	550,000	570,597
State Bank of India, REGS, 3.25%, 01/24/2022(a)	500,000	506,090
		1,279,693
Indonesia-10.15%
Indonesia Asahan Aluminium Persero PT (Persero), 5.23%, 11/15/2021(a)	400,000	421,737
Indonesia Government International Bond
3.75%, 04/25/2022(a)	550,000	567,903
3.38%, 04/15/2023(a)	650,000	669,272
	Principal Amount	Value
Indonesia-(continued)
PT Pertamina (Persero), 4.88%, 05/03/2022(a)	$500,000	$ 529,583
PT Perusahaan Listrik Negara, 5.50%, 11/22/2021(a)	400,000	426,000
		2,614,495
Malaysia-6.63%
Export-Import Bank of Malaysia Bhd., REGS, 2.48%, 10/20/2021(a)	400,000	400,598
Petronas Capital Ltd.
3.13%, 03/18/2022(a)	400,000	408,230
REGS, 3.13%, 03/18/2022(a)	400,000	408,230
REGS, 7.88%, 05/22/2022(a)	430,000	492,146
		1,709,204
Mexico-9.27%
Mexico Government International Bond, 4.00%, 10/02/2023	1,150,000	1,217,591
Petroleos Mexicanos, 4.88%, 01/24/2022	1,150,000	1,171,563
		2,389,154
Morocco-3.26%
Morocco Government International Bond, 4.25%, 12/11/2022(a)	800,000	840,869
Peru-1.63%
Corp. Financiera de Desarrollo S.A., 4.75%, 02/08/2022(a)	400,000	420,504
Philippines-3.17%
Philippine Government International Bond, 4.20%, 01/21/2024	750,000	818,114
Poland-5.15%
Republic of Poland Government International Bond
5.00%, 03/23/2022	430,000	463,742
3.00%, 03/17/2023	390,000	405,526
4.00%, 01/22/2024	420,000	457,750
		1,327,018
Russia-9.97%
Gazprom OAO Via Gaz Capital S.A., 6.51%, 03/07/2022(a)	200,000	217,888
Russian Foreign Bond - Eurobond
4.50%, 04/04/2022(a)	600,000	636,100
4.88%, 09/16/2023(a)	400,000	437,679
REGS, 4.50%, 04/04/2022(a)	800,000	848,133
Russian Railways Via RZD Capital PLC, REGS, 5.70%, 04/05/2022(a)	200,000	214,100
Sberbank of Russia Via SB Capital S.A., 6.13%, 02/07/2022(a)	200,000	214,918
		2,568,818
South Africa-2.79%
Republic of South Africa Government International Bond, 5.88%, 05/30/2022	670,000	717,982
Turkey-4.71%
Turkey Government International Bond, 6.25%, 09/26/2022	1,200,000	1,214,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Emerging Markets Debt Defensive ETF (IEMD)—(continued)
August 31, 2019
	Principal Amount	Value
United Arab Emirates-9.46%
Abu Dhabi Government International Bond
2.50%, 10/11/2022(a)	$440,000	$ 447,463
REGS, 2.50%, 10/11/2022(a)	500,000	508,480
Abu Dhabi National Energy Co. PJSC
5.88%, 12/13/2021(a)	200,000	215,524
3.63%, 01/12/2023(a)	200,000	207,020
Emirates NBD PJSC, REGS, 3.25%, 11/14/2022(a)	200,000	204,598
MDC - GMTN B.V.
5.50%, 03/01/2022(a)	200,000	216,616
REGS, 5.50%, 03/01/2022(a)	400,000	433,232
Unity 1 Sukuk Ltd., REGS, 3.86%, 11/30/2021(a)	200,000	204,583
		2,437,516
Total U.S. Dollar Denominated Bonds & Notes (Cost $23,975,088)		24,487,069
	Shares	Value
Money Market Funds-0.23%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(b) (Cost $60,241)	60,241	$ 60,241
TOTAL INVESTMENTS IN SECURITIES-95.25% (Cost $24,035,329)		24,547,310
OTHER ASSETS LESS LIABILITIES-4.75%		1,223,811
NET ASSETS-100.00%		$25,771,121

Investment Abbreviations:
REGS-Regulation S

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $15,730,612, which represented 61.04% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Emerging Markets Debt Value ETF (IEMV)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.20%
Brazil-9.57%
Banco do Brasil S.A.
5.88%, 01/26/2022(a)	$700,000	$ 732,375
5.88%, 01/19/2023(a)	400,000	425,500
4.63%, 01/15/2025(a)	600,000	627,390
Brazilian Government International Bond
6.00%, 04/07/2026	600,000	703,002
4.63%, 01/13/2028	660,000	710,661
4.50%, 05/30/2029	600,000	634,500
		3,833,428
Chile-6.86%
Corp. Nacional del Cobre de Chile, 3.63%, 08/01/2027(a)	1,650,000	1,769,312
Empresa de Transporte de Pasajeros Metro S.A., 4.75%, 02/04/2024(a)	900,000	977,369
		2,746,681
China-9.15%
China Cinda Finance 2015 I Ltd.
4.25%, 04/23/2025	100,000	106,139
4.25%, 04/23/2025(a)	200,000	212,278
China Cinda Finance 2017 I Ltd., REGS, 3.65%, 03/09/2022(a)	200,000	204,923
CNAC (HK) Finbridge Co. Ltd., REGS, 4.13%, 07/19/2027(a)	200,000	212,963
CNOOC Curtis Funding No.1 Pty. Ltd., 4.50%, 10/03/2023(a)	200,000	216,448
CNOOC Finance (2013) Ltd., 3.00%, 05/09/2023	200,000	204,415
CNOOC Finance (2015) U.S.A. LLC
3.50%, 05/05/2025	200,000	210,350
4.38%, 05/02/2028	200,000	225,153
CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	220,000	237,250
CRCC Yuxiang Ltd., REGS, 3.50%, 05/16/2023(a)	200,000	207,477
Huarong Finance II Co., Ltd.
REGS, 3.63%, 11/22/2021(a)	200,000	202,746
REGS, 4.63%, 06/03/2026(a)	200,000	213,723
Sinopec Group Overseas Development (2013) Ltd., REGS, 4.38%, 10/17/2023(a)	200,000	216,062
Sinopec Group Overseas Development (2016) Ltd., 3.50%, 05/03/2026(a)	300,000	317,931
Sinopec Group Overseas Development (2018) Ltd., 4.25%, 09/12/2028(a)	200,000	224,145
State Grid Overseas Investment (2016) Ltd., 3.50%, 05/04/2027(a)	230,000	246,326
Three Gorges Finance I (Cayman Islands) Ltd., 3.15%, 06/02/2026(a)	200,000	208,484
		3,666,813
India-9.83%
Bharat Petroleum Corp. Ltd., REGS, 4.00%, 05/08/2025(a)	400,000	420,233
BPRL International Singapore Pte Ltd., REGS, 4.38%, 01/18/2027(a)	400,000	431,562
	Principal Amount	Value
India-(continued)
Hindustan Petroleum Corp. Ltd., REGS, 4.00%, 07/12/2027(a)	$400,000	$ 422,080
Indian Oil Corp. Ltd., REGS, 4.75%, 01/16/2024(a)	300,000	321,903
Indian Railway Finance Corp. Ltd., REGS, 3.84%, 12/13/2027(a)	400,000	423,718
NTPC Ltd., REGS, 4.25%, 02/26/2026(a)	600,000	641,850
Oil India International Pte. Ltd., REGS, 4.00%, 04/21/2027(a)	400,000	420,688
Oil India Ltd., REGS, 5.13%, 02/04/2029(a)	200,000	228,918
ONGC Videsh Vankorneft Pte. Ltd., REGS, 3.75%, 07/27/2026(a)	600,000	626,986
		3,937,938
Indonesia-9.95%
Indonesia Government International Bond
5.88%, 01/15/2024(a)	400,000	453,506
4.13%, 01/15/2025(a)	400,000	428,332
4.75%, 01/08/2026(a)	430,000	480,380
Perusahaan Listrik Negara PT, REGS, 5.45%, 05/21/2028(a)	200,000	234,634
Perusahaan Perseroan PT Perusahaan Listrik Negara
4.13%, 05/15/2027(a)	200,000	214,221
5.45%, 05/21/2028(a)	200,000	234,634
PT Indonesia Asahan Aluminium Persero, 6.53%, 11/15/2028(a)	200,000	248,536
PT Pelabuhan Indonesia II
4.25%, 05/05/2025(a)	200,000	213,000
REGS, 4.25%, 05/05/2025(a)	200,000	213,000
PT Pelabuhan Indonesia III (Persero)
4.88%, 10/01/2024(a)	200,000	217,500
REGS, 4.88%, 10/01/2024(a)	200,000	217,500
PT Perusahaan Listrik Negara, REGS, 4.13%, 05/15/2027(a)	400,000	428,441
PT Saka Energi Indonesia
4.45%, 05/05/2024(a)	200,000	201,750
REGS, 4.45%, 05/05/2024(a)	200,000	201,750
		3,987,184
Malaysia-4.84%
Petroliam Nasional Bhd.
7.63%, 10/15/2026(a)	540,000	724,631
REGS, 7.63%, 10/15/2026(a)	906,000	1,215,771
		1,940,402
Mexico-10.34%
Banco Nacional de Comercio Exterior SNC, 4.38%, 10/14/2025(a)	400,000	417,500
Mexico Government International Bond
4.13%, 01/21/2026	540,000	574,970
4.15%, 03/28/2027	660,000	705,547
3.75%, 01/11/2028	440,000	460,794
Petroleos Mexicanos
4.88%, 01/24/2022	150,000	152,813
3.50%, 01/30/2023	200,000	194,800
6.88%, 08/04/2026	440,000	462,440

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Emerging Markets Debt Value ETF (IEMV)—(continued)
August 31, 2019
	Principal Amount	Value
Mexico-(continued)
6.50%, 03/13/2027	$530,000	$ 545,370
5.35%, 02/12/2028	660,000	626,670
		4,140,904
Poland-4.58%
Republic of Poland Government International Bond, 3.25%, 04/06/2026	1,710,000	1,837,048
Russia-9.43%
Gazprom OAO Via Gaz Capital S.A., REGS, 4.95%, 02/06/2028(a)	400,000	434,049
Russian Federation Bonds, 12.75%, 06/24/2008	200,000	338,888
Russian Foreign Bond - Eurobond
4.88%, 09/16/2023(a)	600,000	656,518
REGS, 4.50%, 04/04/2022(a)	600,000	636,100
Sberbank of Russia Via SB Capital S.A., 5.13%, 10/29/2022(a)	500,000	520,934
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/2023(a)	400,000	435,310
6.80%, 11/22/2025(a)	100,000	114,986
REGS, 6.03%, 07/05/2022(a)	200,000	214,465
VTB Bank OJSC Via VTB Capital S.A., 6.95%, 10/17/2022(a)	400,000	425,411
		3,776,661
Switzerland-0.53%
Syngenta Finance N.V., 4.89%, 04/24/2025(a)	200,000	212,416
Turkey-10.12%
Export Credit Bank of Turkey, 6.13%, 05/03/2024(a)	200,000	188,444
Hazine Mustesarligi Varlik Kiralama A.S., 5.00%, 04/06/2023(a)	400,000	394,814
QNB Finansbank A.S.
4.88%, 05/19/2022(a)	300,000	293,996
6.88%, 09/07/2024(a)	200,000	204,042
Turkey Government International Bond
6.25%, 09/26/2022	550,000	556,562
	Principal Amount	Value
Turkey-(continued)
5.75%, 03/22/2024	$550,000	$ 536,819
7.38%, 02/05/2025	590,000	612,278
4.88%, 10/09/2026	700,000	628,702
6.00%, 03/25/2027	670,000	638,290
		4,053,947
United Arab Emirates-9.50%
Abu Dhabi National Energy Co. PJSC
4.38%, 06/22/2026(a)	400,000	437,688
REGS, 4.38%, 06/22/2026(a)	400,000	437,688
Emirates Telecommunications Group Co. PJSC, REGS, 3.50%, 06/18/2024(a)	230,000	241,012
MDC - GMTN B.V.
5.50%, 03/01/2022(a)	500,000	541,541
4.50%, 11/07/2028(a)	1,100,000	1,289,200
REGS, 3.00%, 04/19/2024(a)	400,000	416,600
REGS, 3.75%, 04/19/2029(a)	400,000	443,551
		3,807,280
Vietnam-3.50%
Vietnam Government International Bond, 4.80%, 11/19/2024(a)	1,290,000	1,403,737
Total U.S. Dollar Denominated Bonds & Notes (Cost $37,165,219)		39,344,439
	Shares
Money Market Funds-0.07%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(b) (Cost $26,909)	26,909	26,909
TOTAL INVESTMENTS IN SECURITIES-98.27% (Cost $37,192,128)		39,371,348
OTHER ASSETS LESS LIABILITIES-1.73%		693,728
NET ASSETS-100.00%		$40,065,076

Investment Abbreviations:
REGS-Regulation S

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $27,440,978, which represented 68.49% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Investment Grade Defensive ETF (IIGD)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.35%
Aerospace & Defense-3.27%
General Dynamics Corp., 2.25%, 11/15/2022	$700,000	$ 708,682
Precision Castparts Corp., 2.50%, 01/15/2023	720,000	734,780
Raytheon Co., 2.50%, 12/15/2022	700,000	709,489
		2,152,951
Air Freight & Logistics-1.08%
United Parcel Service, Inc., 2.45%, 10/01/2022	700,000	712,316
Automobiles-0.94%
Caterpillar Financial Services Corp, 2.95%, 02/26/2022	600,000	615,316
Banks-14.99%
Bank of America Corp., 3.30%, 01/11/2023	660,000	686,522
BB&T Corp., 3.05%, 06/20/2022	580,000	595,196
Citibank, N.A., 3.65%, 01/23/2024	700,000	745,912
Citizens Bank, N.A., 3.25%, 02/14/2022	700,000	718,925
Comerica, Inc., 3.70%, 07/31/2023	680,000	719,290
Fifth Third Bank, 2.87%, 10/01/2021	135,000	137,110
Huntington Bancshares, Inc., 2.30%, 01/14/2022	650,000	653,286
JPMorgan Chase & Co., 4.50%, 01/24/2022	150,000	158,804
KeyBank N.A., 2.30%, 09/14/2022	700,000	706,032
PNC Bank, N.A., 2.63%, 02/17/2022	500,000	508,406
PNC Financial Services Group, Inc. (The), 3.30%, 03/08/2022	600,000	619,634
SunTrust Bank, 2.80%, 05/17/2022	130,000	132,487
SunTrust Banks, Inc., 2.70%, 01/27/2022	980,000	993,522
U.S. Bank N.A., 2.65%, 05/23/2022	250,000	254,915
US Bank N.A., 3.40%, 07/24/2023	700,000	737,675
Wells Fargo & Co., 2.62%, 07/22/2022	630,000	640,855
Wells Fargo Bank, N.A., 3.55%, 08/14/2023	800,000	845,519
		9,854,090
Beverages-1.12%
Coca-Cola Co. (The), 2.88%, 10/27/2025	700,000	738,062
Biotechnology-1.02%
Amgen, Inc., 3.88%, 11/15/2021	650,000	672,373
Capital Markets-8.74%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	705,000	758,112
Bank of New York Mellon Corp. (The), 3.55%, 09/23/2021	600,000	618,048
BlackRock, Inc., 3.50%, 03/18/2024	600,000	646,693
Charles Schwab Corp. (The), 2.65%, 01/25/2023	700,000	717,266
CME Group, Inc., 3.00%, 09/15/2022	700,000	724,912
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	150,000	162,507
Morgan Stanley
2.62%, 11/17/2021	680,000	687,332
2.75%, 05/19/2022	700,000	712,288
State Street Corp., 3.55%, 08/18/2025	670,000	721,417
		5,748,575
Chemicals-1.12%
Ecolab, Inc., 4.35%, 12/08/2021	700,000	736,195
	Principal Amount	Value
Commercial Services & Supplies-0.31%
ERAC USA Finance LLC, 2.70%, 11/01/2023(b)	$200,000	$ 203,741
Communications Equipment-0.23%
Cisco Systems, Inc., 1.85%, 09/20/2021	150,000	149,930
Consumer Finance-2.07%
American Express Co., 2.50%, 08/01/2022	750,000	760,812
Capital One N.A., 2.25%, 09/13/2021	600,000	601,021
		1,361,833
Diversified Financial Services-2.48%
Berkshire Hathaway Finance Corp., 3.00%, 05/15/2022	200,000	206,825
Berkshire Hathaway, Inc., 3.12%, 03/15/2026	700,000	742,508
Nuveen, LLC, 4.00%, 11/01/2028(b)	600,000	680,729
		1,630,062
Electric Utilities-3.33%
Eversource Energy,Series K, 2.75%, 03/15/2022	700,000	711,811
Florida Power & Light Co., 3.12%, 12/01/2025	700,000	747,567
Southern California Edison Co.,Series C, 3.50%, 10/01/2023	700,000	729,218
		2,188,596
Energy Equipment & Services-1.09%
Schlumberger Investment S.A., 3.30%, 09/14/2021(b)	700,000	713,867
Entertainment-1.08%
TWDC Enterprises 18 Corp., 2.35%, 12/01/2022	700,000	709,480
Equity REITs-3.35%
ERP Operating L.P., 4.62%, 12/15/2021	100,000	105,278
Prologis L.P., 4.25%, 08/15/2023	660,000	714,366
Realty Income Corp., 3.25%, 10/15/2022	670,000	694,875
Simon Property Group L.P., 3.38%, 10/01/2024	650,000	690,824
		2,205,343
Food & Staples Retailing-3.30%
Costco Wholesale Corp., 2.75%, 05/18/2024	650,000	675,518
Mars, Inc., 2.70%, 04/01/2025(b)	730,000	755,407
Walmart, Inc., 3.40%, 06/26/2023	700,000	741,498
		2,172,423
Food Products-0.30%
Mondelez International Holdings Netherlands B.V., 2.00%, 10/28/2021(b)	200,000	199,483
Health Care Equipment & Supplies-2.50%
Abbott Laboratories, 2.90%, 11/30/2021	460,000	469,196
Covidien International Finance SA, 3.20%, 06/15/2022	580,000	600,192
Medtronic, Inc., 3.50%, 03/15/2025	530,000	572,394
		1,641,782
Household Durables-0.89%
NVR, Inc., 3.95%, 09/15/2022	560,000	582,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Investment Grade Defensive ETF (IIGD)—(continued)
August 31, 2019
	Principal Amount	Value
Household Products-2.17%
Clorox Co. (The), 3.05%, 09/15/2022	$700,000	$ 719,829
Procter & Gamble Co. (The), 2.15%, 08/11/2022	700,000	708,660
		1,428,489
Industrial Conglomerates-3.88%
3M Co., 2.87%, 10/15/2027	600,000	632,379
General Electric Co.
4.65%, 10/17/2021	600,000	621,616
2.70%, 10/09/2022	700,000	695,702
Honeywell International, Inc., 1.85%, 11/01/2021	600,000	599,471
		2,549,168
Insurance-10.30%
American International Group, Inc., 4.87%, 06/01/2022	660,000	707,512
Athene Global Funding, 3.00%, 07/01/2022(b)	680,000	693,444
Five Corners Funding Trust, 4.42%, 11/15/2023(b)	630,000	684,515
Hartford Financial Services Group, Inc. (The), 5.12%, 04/15/2022(c)	680,000	736,657
Jackson National Life Global Funding, 3.30%, 02/01/2022(b)	680,000	700,076
MassMutual Global Funding II, 2.75%, 06/22/2024(b)	200,000	206,149
MetLife, Inc.,Series D, 4.37%, 09/15/2023	660,000	720,493
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(b)	650,000	700,246
New York Life Global Funding, 2.88%, 04/10/2024(b)	730,000	756,953
Nuveen Finance, LLC, 4.13%, 11/01/2024(b)	650,000	707,382
Principal Life Global Funding II, 3.00%, 04/18/2026(b)	150,000	156,447
		6,769,874
Interactive Media & Services-1.07%
Alphabet, Inc., 2.00%, 08/15/2026(c)	700,000	706,054
Internet & Direct Marketing Retail-0.25%
eBay, Inc., 2.60%, 07/15/2022	160,000	161,720
IT Services-2.48%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	700,000	754,992
Mastercard, Inc., 3.37%, 04/01/2024	150,000	160,272
Visa, Inc., 3.15%, 12/14/2025	670,000	718,152
		1,633,416
Machinery-2.50%
Caterpillar, Inc., 3.40%, 05/15/2024	130,000	138,485
Deere & Co., 2.60%, 06/08/2022	700,000	713,370
John Deere Capital Corp., 2.80%, 03/06/2023	150,000	154,450
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	620,000	635,907
		1,642,212
Media-1.28%
Comcast Cable Communications Holdings, Inc., 9.45%, 11/15/2022	130,000	160,025
NBCUniversal Media LLC, 2.88%, 01/15/2023	660,000	679,653
		839,678
	Principal Amount	Value
Metals & Mining-1.12%
Nucor Corp., 4.13%, 09/15/2022	$700,000	$ 738,385
Multiline Retail-1.10%
Target Corp., 2.90%, 01/15/2022	700,000	721,625
Oil, Gas & Consumable Fuels-3.44%
Chevron Corp., 3.19%, 06/24/2023	700,000	733,294
EOG Resources, Inc., 2.63%, 03/15/2023	150,000	153,372
Exxon Mobil Corp., 3.04%, 03/01/2026	630,000	669,422
Phillips 66, 4.30%, 04/01/2022	670,000	708,386
		2,264,474
Paper & Forest Products-0.24%
Georgia-Pacific LLC, 3.73%, 07/15/2023(b)	150,000	158,783
Pharmaceuticals-3.20%
Johnson & Johnson, 2.45%, 03/01/2026	580,000	598,767
Merck & Co., Inc., 2.75%, 02/10/2025	700,000	729,041
Pfizer, Inc., 3.00%, 12/15/2026	730,000	772,870
		2,100,678
Road & Rail-3.36%
Aviation Capital Group LLC, 2.87%, 01/20/2022(b)	700,000	710,722
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	700,000	749,723
Norfolk Southern Corp., 3.00%, 04/01/2022	730,000	745,738
		2,206,183
Semiconductors & Semiconductor Equipment-3.29%
Intel Corp., 3.70%, 07/29/2025	680,000	742,347
NVIDIA Corp., 2.20%, 09/16/2021	700,000	702,478
QUALCOMM, Inc., 3.00%, 05/20/2022	700,000	720,182
		2,165,007
Software-3.21%
Adobe, Inc., 3.25%, 02/01/2025	500,000	529,925
IBM Credit LLC, 3.00%, 02/06/2023	150,000	154,442
Microsoft Corp., 2.40%, 08/08/2026	700,000	724,235
Oracle Corp., 1.90%, 09/15/2021	700,000	700,171
		2,108,773
Technology Hardware, Storage & Peripherals-1.09%
Apple, Inc., 2.40%, 05/03/2023	700,000	715,233
Textiles, Apparel & Luxury Goods-1.07%
NIKE, Inc., 2.38%, 11/01/2026	680,000	700,032
Tobacco-1.09%
Philip Morris International, Inc., 2.88%, 05/01/2024	700,000	718,837
Total U.S. Dollar Denominated Bonds & Notes (Cost $64,281,202)		65,317,370
	Shares
Money Market Funds-0.28%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $183,817)	183,817	183,817
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.63% (Cost $64,465,019)		65,501,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Investment Grade Defensive ETF (IIGD)—(continued)
August 31, 2019
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	55,530	$ 55,530
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	18,503	18,511
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $74,041)		74,041
TOTAL INVESTMENTS IN SECURITIES-99.74% (Cost $64,539,060)		65,575,228
OTHER ASSETS LESS LIABILITIES-0.26%		169,037
NET ASSETS-100.00%		$65,744,265

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $8,027,944, which represented 12.21% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Investment Grade Value ETF (IIGV)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-95.33%
Auto Components-1.16%
Lear Corp., 3.80%, 09/15/2027	$486,000	$ 490,459
Automobiles-1.52%
Ford Motor Co., 4.35%, 12/08/2026(b)	569,000	584,478
General Motors Co., 4.87%, 10/02/2023	53,000	57,042
		641,520
Banks-5.12%
Bank of America Corp., 3.30%, 01/11/2023	384,000	399,431
Branch Banking & Trust Co., 3.62%, 09/16/2025	400,000	426,239
Citigroup, Inc., 4.45%, 09/29/2027	291,000	320,434
Citizens Financial Group, Inc., 4.30%, 12/03/2025	104,000	112,446
Huntington National Bank (The), 3.55%, 10/06/2023	350,000	369,747
The PNC Financial Services Group, Inc., 3.45%, 04/23/2029	104,000	112,768
Wells Fargo Bank, N.A., 3.55%, 08/14/2023	400,000	422,759
		2,163,824
Beverages-1.02%
Keurig Dr Pepper, Inc., 4.60%, 05/25/2028	379,000	428,825
Biotechnology-2.86%
AbbVie, Inc., 3.60%, 05/14/2025	466,000	486,230
Biogen, Inc., 4.05%, 09/15/2025	304,000	330,326
Gilead Sciences, Inc., 3.65%, 03/01/2026	363,000	390,602
		1,207,158
Capital Markets-3.80%
Ares Capital Corp., 3.50%, 02/10/2023	104,000	104,963
Cboe Global Markets, Inc., 3.65%, 01/12/2027	115,000	124,458
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	204,000	221,009
Northern Trust Corp., 3.95%, 10/30/2025	384,000	422,139
S&P Global, Inc., 4.40%, 02/15/2026	363,000	409,785
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	304,000	322,657
		1,605,011
Chemicals-2.44%
PPG Industries, Inc., 3.75%, 03/15/2028(b)	104,000	114,048
Rohm & Haas Co., 7.85%, 07/15/2029	300,000	409,109
Sherwin-Williams Co. (The), 3.45%, 06/01/2027	104,000	110,139
Westlake Chemical Corp., 3.60%, 08/15/2026	384,000	399,133
		1,032,429
Commercial Services & Supplies-2.65%
Cintas Corp. No. 2, 3.70%, 04/01/2027	415,000	456,194
ERAC USA Finance LLC
2.70%, 11/01/2023(c)	104,000	105,945
3.80%, 11/01/2025(c)	517,000	556,425
		1,118,564
Construction & Engineering-0.94%
Fluor Corp., 4.25%, 09/15/2028	389,000	397,918
	Principal Amount	Value
Consumer Finance-0.98%
Discover Financial Services, 4.10%, 02/09/2027	$384,000	$ 413,696
Containers & Packaging-2.02%
WRKCo Inc.
3.75%, 03/15/2025	517,000	546,333
4.90%, 03/15/2029	268,000	306,310
		852,643
Diversified Financial Services-4.92%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(c)	363,000	405,079
AXA Equitable Holdings, Inc., 4.35%, 04/20/2028	384,000	412,531
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	389,000	412,623
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	273,000	296,390
Nuveen, LLC, 4.00%, 11/01/2028(c)	389,000	441,339
Pine Street Trust I, 4.57%, 02/15/2029(c)	100,000	108,012
		2,075,974
Diversified Telecommunication Services-1.02%
AT&T, Inc., 3.40%, 05/15/2025	84,000	88,084
Verizon Communications, Inc., 4.33%, 09/21/2028	300,000	344,616
		432,700
Electric Utilities-5.06%
American Electric Power Co., Inc.,Series J, 4.30%, 12/01/2028	384,000	436,178
Duke Energy Carolinas LLC, 3.95%, 11/15/2028	269,000	305,202
Entergy Corp., 2.95%, 09/01/2026	373,000	380,883
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	300,000	320,867
Southern California Edison Co.,Series C, 3.50%, 10/01/2023	363,000	378,152
Southern Co. (The), 3.25%, 07/01/2026	304,000	314,994
		2,136,276
Energy Equipment & Services-2.00%
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	104,000	106,741
Halliburton Co., 3.80%, 11/15/2025	304,000	322,488
Schlumberger Holdings Corp., 3.90%, 05/17/2028(c)	389,000	414,079
		843,308
Equity REITs-1.28%
Camden Property Trust, 3.15%, 07/01/2029	300,000	317,890
CBRE Services, Inc., 4.87%, 03/01/2026	104,000	115,704
LifeStorage L.P., 3.50%, 07/01/2026	104,000	107,829
		541,423
Food & Staples Retailing-2.07%
Kroger Co. (The), 2.65%, 10/15/2026	491,000	491,075
Sysco Corp., 3.30%, 07/15/2026	363,000	382,103
		873,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Investment Grade Value ETF (IIGV)—(continued)
August 31, 2019
	Principal Amount	Value
Food Products-2.10%
Cargill, Inc., 3.25%, 05/23/2029(c)	$486,000	$ 525,737
Kraft Heinz Foods Co., 4.87%, 02/15/2025(c)	350,000	361,215
		886,952
Gas Utilities-0.19%
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/2029	73,000	78,999
Health Care Equipment & Supplies-1.20%
Baxter International, Inc., 2.60%, 08/15/2026	389,000	397,914
Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	104,000	109,569
		507,483
Health Care Providers & Services-2.98%
AmerisourceBergen Corp., 3.45%, 12/15/2027	486,000	506,605
Anthem, Inc., 3.65%, 12/01/2027	311,000	330,433
Cardinal Health, Inc., 3.41%, 06/15/2027(b)	104,000	105,338
CVS Health Corp., 4.30%, 03/25/2028	104,000	113,503
Express Scripts Holding Co., 4.50%, 02/25/2026	104,000	115,077
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	84,000	88,350
		1,259,306
Hotels, Restaurants & Leisure-1.06%
Silversea Cruise Finance Ltd., 7.25%, 02/01/2025(c)	415,000	446,644
Household Durables-1.24%
Whirlpool Corp., 4.75%, 02/26/2029	466,000	524,791
Industrial Conglomerates-4.98%
3M Co., 2.88%, 10/15/2027	389,000	409,992
Carlisle Cos., Inc., 3.75%, 12/01/2027	363,000	383,729
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	500,000	506,897
General Electric Co., 2.70%, 10/09/2022	400,000	397,544
Roper Technologies, Inc., 4.20%, 09/15/2028	363,000	403,380
		2,101,542
Insurance-10.96%
Athene Global Funding, 3.00%, 07/01/2022(c)	467,000	476,233
Athene Holding Ltd., 4.12%, 01/12/2028	476,000	487,299
Brighthouse Financial, Inc., 3.70%, 06/22/2027(b)	363,000	358,602
Five Corners Funding Trust, 4.42%, 11/15/2023(c)	200,000	217,306
Jackson National Life Global Funding, 3.30%, 02/01/2022(c)	300,000	308,857
Liberty Mutual Group Inc., 4.57%, 02/01/2029(c)	373,000	424,761
Marsh & McLennan Cos., Inc., 4.37%, 03/15/2029	379,000	435,615
MassMutual Global Funding II, 2.75%, 06/22/2024(c)	200,000	206,149
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(c)	300,000	323,190
New York Life Global Funding, 2.88%, 04/10/2024(c)	415,000	430,322
Nuveen Finance, LLC, 4.13%, 11/01/2024(c)	363,000	395,046
	Principal Amount	Value
Insurance-(continued)
Principal Life Global Funding II, 3.00%, 04/18/2026(c)	$466,000	$ 486,028
Reinsurance Group of America, Inc., 3.90%, 05/15/2029	73,000	78,566
		4,627,974
Interactive Media & Services-0.99%
Alphabet, Inc., 2.00%, 08/15/2026	415,000	418,589
Internet & Direct Marketing Retail-1.21%
Booking Holdings, Inc., 3.60%, 06/01/2026	476,000	510,193
IT Services-1.40%
Automatic Data Processing, Inc., 3.37%, 09/15/2025	79,000	85,206
Fiserv, Inc., 3.50%, 07/01/2029	300,000	318,484
International Business Machines Corp., 3.50%, 05/15/2029	100,000	108,589
Visa, Inc., 3.15%, 12/14/2025	73,000	78,246
		590,525
Machinery-1.68%
Fortive Corp., 3.15%, 06/15/2026	384,000	393,492
Parker-Hannifin Corp., 3.25%, 06/14/2029	300,000	315,752
		709,244
Media-4.22%
CBS Corp., 4.00%, 01/15/2026	104,000	111,521
Comcast Corp., 4.15%, 10/15/2028	153,000	173,755
Fox Corp., 4.71%, 01/25/2029(c)	379,000	439,007
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	389,000	413,342
Sky Ltd. (United Kingdom), 3.75%, 09/16/2024(c)	600,000	645,494
		1,783,119
Multiline Retail-0.91%
Kohl’s Corp., 4.25%, 07/17/2025	363,000	382,742
Multi-Utilities-2.09%
NiSource, Inc., 3.49%, 05/15/2027	373,000	395,802
Sempra Energy, 3.40%, 02/01/2028	466,000	485,991
		881,793
Oil, Gas & Consumable Fuels-6.47%
Apache Corp., 4.37%, 10/15/2028	384,000	394,237
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.40%, 12/01/2026(c)	363,000	385,951
ConocoPhillips Holding Co., 6.95%, 04/15/2029	204,000	281,214
Exxon Mobil Corp., 3.04%, 03/01/2026	384,000	408,029
MPLX L.P., 4.13%, 03/01/2027	415,000	437,733
ONEOK, Inc., 4.55%, 07/15/2028	363,000	396,664
Valero Energy Corp., 3.40%, 09/15/2026	415,000	429,874
		2,733,702
Road & Rail-2.63%
Aviation Capital Group LLC, 2.88%, 01/20/2022(c)	384,000	389,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Investment Grade Value ETF (IIGV)—(continued)
August 31, 2019
	Principal Amount	Value
Road & Rail-(continued)
J.B. Hunt Transport Services, Inc., 3.87%, 03/01/2026	$384,000	$ 413,548
Union Pacific Corp., 3.95%, 09/10/2028	273,000	307,210
		1,110,640
Semiconductors & Semiconductor Equipment-3.20%
Analog Devices, Inc., 3.50%, 12/05/2026	79,000	83,323
Applied Materials, Inc., 3.30%, 04/01/2027	486,000	523,980
Lam Research Corp., 4.00%, 03/15/2029	481,000	534,238
Xilinx, Inc., 2.95%, 06/01/2024	204,000	210,436
		1,351,977
Specialty Retail-0.98%
O’Reilly Automotive, Inc., 3.60%, 09/01/2027	389,000	414,547
Technology Hardware, Storage & Peripherals-1.22%
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	466,000	516,373
Tobacco-1.74%
Altria Group, Inc., 4.80%, 02/14/2029	379,000	428,715
Philip Morris International, Inc., 2.88%, 05/01/2024	300,000	308,073
		736,788
Water Utilities-1.02%
American Water Capital Corp., 3.75%, 09/01/2028	389,000	429,467
Total U.S. Dollar Denominated Bonds & Notes (Cost $39,075,422)		40,258,296
	Shares	Value
Money Market Funds-0.12%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $49,666)	49,666	$ 49,666
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-95.45% (Cost $39,125,088)		40,307,962
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.47%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,100,899	1,100,899
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	367,134	367,281
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,468,180)		1,468,180
TOTAL INVESTMENTS IN SECURITIES-98.92% (Cost $40,593,268)		41,776,142
OTHER ASSETS LESS LIABILITIES-1.08%		455,687
NET ASSETS-100.00%		$42,231,829

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $8,492,701, which represented 20.11% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Fixed Income ETF (IMFC)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities-39.82%
Federal Home Loan Mortgage Corp. (FHLMC)-16.58%
3.50%, 04/01/2047	$274,706	$ 285,569
3.50%, 09/01/2047	252,316	261,475
3.50%, 10/01/2047	258,089	267,338
4.00%, 10/01/2047	242,146	253,828
3.50%, 11/01/2047	216,357	224,126
3.00%, 12/01/2047	222,664	228,758
3.50%, 03/01/2048	221,171	231,142
3.50%, 03/01/2048	177,601	186,818
4.00%, 05/01/2048	213,969	223,779
4.00%, 06/01/2048	175,736	186,884
4.50%, 06/01/2048	281,434	296,325
4.00%, 07/01/2048	212,490	221,536
4.00%, 09/01/2048	84,870	88,185
4.50%, 09/01/2048	48,143	50,734
4.00%, 10/01/2048	257,328	267,353
4.00%, 10/01/2048	222,219	231,606
4.50%, 12/01/2048	239,464	252,150
4.00%, 03/01/2049	188,611	196,131
3.50%, 05/01/2049	96,871	99,608
4.00%, 05/01/2049	190,222	197,671
4.00%, 07/01/2049	73,835	76,813
3.00%, 08/01/2049	49,854	50,854
		4,378,683
Federal National Mortgage Association (FNMA)-23.24%
4.00%, 07/01/2047	228,137	238,492
4.00%, 08/01/2047	234,228	245,238
3.50%, 11/01/2047	258,200	267,472
3.50%, 11/01/2047	265,283	274,533
4.00%, 11/01/2047	255,001	268,024
3.50%, 12/01/2047	172,110	178,202
3.50%, 01/01/2048	174,738	181,013
4.00%, 01/01/2048	243,080	255,406
3.50%, 02/01/2048	180,249	189,579
3.50%, 02/01/2048	176,571	186,076
4.50%, 02/01/2048	235,137	248,752
3.50%, 03/01/2048	178,845	185,292
3.50%, 04/01/2048	180,344	186,645
4.00%, 06/01/2048	214,062	222,448
4.50%, 06/01/2048	86,124	91,361
3.50%, 07/01/2048	54,472	56,139
4.00%, 07/01/2048	256,340	266,941
4.00%, 07/01/2048	253,541	263,478
4.50%, 07/01/2048	240,129	253,616
4.00%, 08/01/2048	183,079	190,032
4.00%, 09/01/2048	253,421	263,273
4.00%, 10/01/2048	258,421	268,569
4.50%, 11/01/2048	84,911	89,553
4.00%, 12/01/2048	86,895	90,293
4.00%, 02/01/2049	174,515	181,781
4.00%, 03/01/2049	179,928	186,754
4.00%, 04/01/2049	189,226	196,415
3.50%, 05/01/2049	97,562	100,378
3.50%, 07/01/2049	296,787	305,731
	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
3.00%, 08/01/2049	$99,641	$ 101,640
3.50%, 08/01/2049	99,440	102,442
		6,135,568
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $10,251,766)		10,514,251
U.S. Dollar Denominated Bonds & Notes-30.19%
Aerospace & Defense-0.77%
Precision Castparts Corp., 2.50%, 01/15/2023	100,000	102,053
Raytheon Co., 2.50%, 12/15/2022	100,000	101,355
		203,408
Agricultural & Farm Machinery-0.39%
John Deere Capital Corp., 2.80%, 03/06/2023	100,000	102,967
Air Freight & Logistics-0.27%
FedEx Corp., 3.10%, 08/05/2029	70,000	71,018
Asset Management & Custody Banks-2.04%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	100,000	107,534
Bank of New York Mellon Corp. (The), 3.55%, 09/23/2021	100,000	103,008
BlackRock, Inc., 3.50%, 03/18/2024	100,000	107,782
Nuveen, LLC, 4.00%, 11/01/2028(b)	100,000	113,455
State Street Corp., 3.55%, 08/18/2025	100,000	107,674
		539,453
Broadcasting-0.39%
NBCUniversal Media LLC, 2.88%, 01/15/2023	100,000	102,978
Commodity Chemicals-0.39%
Westlake Chemical Corp., 3.60%, 08/15/2026	100,000	103,941
Construction & Engineering-0.39%
Fluor Corp., 4.25%, 09/15/2028	100,000	102,293
Construction Machinery & Heavy Trucks-0.39%
Caterpillar Financial Services Corp, 2.95%, 02/26/2022	100,000	102,553
Consumer Finance-0.38%
American Express Co., 2.50%, 08/01/2022	100,000	101,442
Data Processing & Outsourced Services-1.22%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	100,000	107,856
Mastercard, Inc., 3.38%, 04/01/2024	100,000	106,848
Visa, Inc., 3.15%, 12/14/2025	100,000	107,187
		321,891
Diversified Banks-1.18%
Bank of America Corp., 3.30%, 01/11/2023	100,000	104,018
JPMorgan Chase & Co., 4.50%, 01/24/2022	100,000	105,869
Wells Fargo & Co., 2.63%, 07/22/2022	100,000	101,723
		311,610
Electric Utilities-0.99%
Eversource Energy, Series K, 2.75%, 03/15/2022	50,000	50,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Fixed Income ETF (IMFC)—(continued)
August 31, 2019
	Principal Amount	Value
Electric Utilities-(continued)
Florida Power & Light Co., 3.13%, 12/01/2025	$100,000	$ 106,795
Southern California Edison Co., Series C, 3.50%, 10/01/2023	100,000	104,174
		261,813
Financial Exchanges & Data-0.39%
CME Group, Inc., 3.00%, 09/15/2022	100,000	103,559
Footwear-0.39%
NIKE, Inc., 2.38%, 11/01/2026	100,000	102,946
Health Care Equipment-0.58%
Abbott Laboratories, 2.90%, 11/30/2021	50,000	51,000
Covidien International Finance SA, 3.20%, 06/15/2022	100,000	103,481
		154,481
Health Care Services-0.42%
SSM Health Care Corp., Series A, 3.82%, 06/01/2027	100,000	110,214
Household Appliances-0.43%
Whirlpool Corp., 4.75%, 02/26/2029	100,000	112,616
Household Products-0.38%
Procter & Gamble Co. (The), 2.15%, 08/11/2022	100,000	101,237
Hypermarkets & Super Centers-0.79%
Costco Wholesale Corp., 2.75%, 05/18/2024	100,000	103,926
Walmart, Inc., 3.40%, 06/26/2023	100,000	105,928
		209,854
Industrial Conglomerates-1.34%
3M Co., 2.88%, 10/15/2027	100,000	105,396
General Electric Co., 2.70%, 10/09/2022	200,000	198,772
Honeywell International, Inc., 1.85%, 11/01/2021	50,000	49,956
		354,124
Industrial Machinery-0.39%
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	100,000	102,566
Integrated Oil & Gas-1.18%
Chevron Corp., 3.19%, 06/24/2023	100,000	104,756
Exxon Mobil Corp., 3.04%, 03/01/2026	100,000	106,258
Occidental Petroleum Corp., 2.70%, 02/15/2023	100,000	100,313
		311,327
Integrated Telecommunication Services-0.47%
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/2022	100,000	123,096
Interactive Media & Services-0.38%
Alphabet, Inc., 2.00%, 08/15/2026	100,000	100,865
Internet & Direct Marketing Retail-0.38%
eBay, Inc., 2.60%, 07/15/2022	100,000	101,075
Investment Banking & Brokerage-1.57%
Charles Schwab Corp. (The), 2.65%, 01/25/2023	100,000	102,467
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	100,000	108,338
	Principal Amount	Value
Investment Banking & Brokerage-(continued)
Morgan Stanley
2.63%, 11/17/2021	$100,000	$ 101,078
2.75%, 05/19/2022	100,000	101,755
		413,638
Life & Health Insurance-2.61%
Athene Global Funding, 3.00%, 07/01/2022(b)	100,000	101,977
Five Corners Funding Trust, 4.42%, 11/15/2023(b)	100,000	108,653
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(b)	150,000	161,595
New York Life Global Funding, 2.88%, 04/10/2024(b)	100,000	103,692
Nuveen Finance, LLC, 4.13%, 11/01/2024(b)	100,000	108,828
Principal Life Global Funding II, 3.00%, 04/18/2026(b)	100,000	104,298
		689,043
Multi-line Insurance-0.41%
Hartford Financial Services Group, Inc. (The), 5.13%, 04/15/2022(c)	100,000	108,332
Multi-Sector Holdings-0.20%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	50,000	53,036
Oil & Gas Equipment & Services-0.39%
Schlumberger Investment S.A., 3.30%, 09/14/2021(b)	100,000	101,981
Oil & Gas Refining & Marketing-0.40%
Phillips 66, 4.30%, 04/01/2022	100,000	105,729
Packaged Foods & Meats-0.20%
Mars, Inc., 2.70%, 04/01/2025(b)	50,000	51,740
Pharmaceuticals-1.38%
Johnson & Johnson, 2.45%, 03/01/2026	100,000	103,236
Merck & Co., Inc., 2.75%, 02/10/2025	150,000	156,223
Pfizer, Inc., 3.00%, 12/15/2026	100,000	105,872
		365,331
Railroads-0.41%
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	100,000	107,103
Regional Banks-1.95%
BB&T Corp., 3.05%, 06/20/2022	100,000	102,620
Comerica, Inc., 3.70%, 07/31/2023	100,000	105,778
Huntington Bancshares, Inc., 2.30%, 01/14/2022	100,000	100,506
PNC Financial Services Group, Inc. (The), 3.30%, 03/08/2022	100,000	103,272
SunTrust Banks, Inc., 2.70%, 01/27/2022	100,000	101,380
		513,556
Residential REITs-0.40%
ERP Operating L.P., 4.63%, 12/15/2021	100,000	105,278
Retail REITs-0.80%
Realty Income Corp., 3.25%, 10/15/2022	100,000	103,713
Simon Property Group L.P., 3.38%, 10/01/2024	100,000	106,280
		209,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Fixed Income ETF (IMFC)—(continued)
August 31, 2019
	Principal Amount	Value
Semiconductors-0.80%
Intel Corp., 3.70%, 07/29/2025	$100,000	$ 109,169
QUALCOMM, Inc., 3.00%, 05/20/2022	100,000	102,883
		212,052
Soft Drinks-0.40%
Coca-Cola Co. (The), 2.88%, 10/27/2025	100,000	105,438
Specialty Chemicals-0.40%
Ecolab, Inc., 4.35%, 12/08/2021	100,000	105,171
Steel-0.40%
Nucor Corp., 4.13%, 09/15/2022	100,000	105,484
Systems Software-0.38%
Oracle Corp., 1.90%, 09/15/2021	100,000	100,024
Technology Hardware, Storage & Peripherals-0.39%
Apple, Inc., 2.40%, 05/03/2023	100,000	102,176
Trucking-0.38%
Aviation Capital Group LLC, 2.88%, 01/20/2022(b)	100,000	101,532
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,653,375)		7,969,964
U.S. Treasury Securities-29.90%
U.S. Treasury Bonds-10.40%
8.00%, 11/15/2021	100,000	113,902
5.38%, 02/15/2031	50,000	70,144
4.50%, 02/15/2036	50,000	70,281
5.00%, 05/15/2037	25,000	37,629
4.63%, 02/15/2040	50,000	74,093
4.25%, 11/15/2040	100,000	142,127
4.75%, 02/15/2041	200,000	303,004
4.38%, 05/15/2041	130,000	188,312
3.75%, 08/15/2041	200,000	267,234
3.13%, 11/15/2041	150,000	183,489
3.63%, 08/15/2043	50,000	66,306
2.50%, 02/15/2045	100,000	110,971
3.00%, 05/15/2045	25,000	30,312
2.88%, 08/15/2045	100,000	118,734
3.00%, 11/15/2045	150,000	182,265
2.50%, 05/15/2046	150,000	166,737
2.88%, 11/15/2046	50,000	59,662
3.00%, 05/15/2047	125,000	152,795
3.00%, 02/15/2048	75,000	91,937
3.13%, 05/15/2048	75,000	94,078
3.00%, 08/15/2048	50,000	61,396
3.38%, 11/15/2048	75,000	98,646
3.00%, 02/15/2049	50,000	61,591
		2,745,645
U.S. Treasury Notes-19.50%
1.50%, 08/15/2020	100,000	99,732
2.63%, 08/15/2020	200,000	201,535
1.38%, 08/31/2020	100,000	99,604
1.38%, 09/30/2020	100,000	99,590
2.75%, 09/30/2020	100,000	101,057
1.38%, 10/31/2020	100,000	99,596
2.63%, 11/15/2020	200,000	202,160
1.63%, 11/30/2020	100,000	99,914
1.75%, 12/31/2020	100,000	100,088
2.50%, 12/31/2020	75,000	75,809
	Principal Amount	Value
U.S. Treasury Notes-(continued)
1.38%, 01/31/2021	$100,000	$ 99,604
2.50%, 01/31/2021	100,000	101,160
3.63%, 02/15/2021	200,000	205,688
1.13%, 02/28/2021	150,000	148,896
2.50%, 02/28/2021	35,000	35,450
1.25%, 03/31/2021	100,000	99,445
2.25%, 03/31/2021	50,000	50,494
1.38%, 04/30/2021	100,000	99,648
2.25%, 04/30/2021	100,000	101,068
2.63%, 05/15/2021	100,000	101,748
3.13%, 05/15/2021	175,000	179,515
1.38%, 05/31/2021	100,000	99,662
1.13%, 06/30/2021	250,000	248,052
2.13%, 08/15/2021	50,000	50,564
2.75%, 08/15/2021	100,000	102,320
1.13%, 09/30/2021	50,000	49,598
2.88%, 10/15/2021	200,000	205,660
2.00%, 10/31/2021	200,000	202,109
2.00%, 11/15/2021	110,000	111,229
2.88%, 11/15/2021	150,000	154,441
1.75%, 11/30/2021	100,000	100,580
2.00%, 12/31/2021	100,000	101,166
2.50%, 01/15/2022	100,000	102,371
1.88%, 01/31/2022	100,000	100,936
2.00%, 02/15/2022	100,000	101,320
2.50%, 02/15/2022	100,000	102,465
2.38%, 03/15/2022	50,000	51,153
1.88%, 03/31/2022	125,000	126,321
2.25%, 04/15/2022	80,000	81,623
1.75%, 04/30/2022	50,000	50,398
1.88%, 04/30/2022	100,000	101,094
1.75%, 05/15/2022	100,000	100,801
2.13%, 05/15/2022	100,000	101,770
1.75%, 05/31/2022	100,000	100,807
1.75%, 06/15/2022	100,000	100,875
1.75%, 06/30/2022	100,000	100,893
		5,150,009
Total U.S. Treasury Securities (Cost $7,355,029)		7,895,654
	Shares
Money Market Funds-0.30%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $78,302)	78,302	78,302
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.21% (Cost $25,338,472)		26,458,171
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.36%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	72,038	72,038

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Fixed Income ETF (IMFC)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	24,003	$ 24,012
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $96,050)		96,050
TOTAL INVESTMENTS IN SECURITIES-100.57% (Cost $25,434,522)		26,554,221
OTHER ASSETS LESS LIABILITIES-(0.57)%		(151,711)
NET ASSETS-100.00%		$26,402,510
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $1,057,751, which represented 4.01% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-68.03%
Advertising-0.19%
National CineMedia, LLC, 6.00%, 04/15/2022	$100,000	$ 101,125
Aerospace & Defense-0.58%
Boeing Co. (The), 2.70%, 02/01/2027	100,000	102,838
Precision Castparts Corp., 2.50%, 01/15/2023	100,000	102,053
Raytheon Co., 2.50%, 12/15/2022	100,000	101,356
		306,247
Agricultural & Farm Machinery-0.39%
Deere & Co., 2.60%, 06/08/2022	100,000	101,910
John Deere Capital Corp., 2.80%, 03/06/2023	100,000	102,967
		204,877
Air Freight & Logistics-0.38%
United Parcel Service, Inc., 2.45%, 10/01/2022	100,000	101,759
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	100,000	102,443
		204,202
Airlines-0.58%
American Airlines Group, Inc., 5.00%, 06/01/2022(b)	100,000	104,125
Delta Air Lines, Inc., 3.63%, 03/15/2022	100,000	102,810
United Airlines Holdings, Inc., 4.25%, 10/01/2022	100,000	103,125
		310,060
Alternative Carriers-0.78%
CenturyLink, Inc., Series T, 5.80%, 03/15/2022	100,000	105,375
Level 3 Financing, Inc., 5.38%, 08/15/2022	100,000	100,438
Level 3 Parent LLC, 5.75%, 12/01/2022	100,000	101,000
Qwest Corp., 6.75%, 12/01/2021	100,000	107,914
		414,727
Aluminum-0.79%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	200,000	210,500
Indonesia Asahan Aluminium Persero PT (Persero) (Indonesia), 5.23%, 11/15/2021(b)	200,000	210,868
		421,368
Apparel Retail-0.20%
L Brands, Inc., 5.63%, 02/15/2022	100,000	105,500
Apparel, Accessories & Luxury Goods-0.20%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	100,000	105,125
Application Software-0.39%
Adobe, Inc., 3.25%, 02/01/2025	100,000	105,985
Sabre GLBL, Inc., 5.38%, 04/15/2023(b)	100,000	103,000
		208,985
Asset Management & Custody Banks-1.92%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	100,000	107,534
Ares Capital Corp., 3.50%, 02/10/2023	100,000	100,926
Bank of New York Mellon Corp. (The), 3.55%, 09/23/2021	100,000	103,008
BlackRock, Inc., 3.50%, 03/18/2024	200,000	215,564
Northern Trust Corp., 3.95%, 10/30/2025	100,000	109,932
Nuveen, LLC, 4.00%, 11/01/2028(b)	150,000	170,182
	Principal Amount	Value
Asset Management & Custody Banks-(continued)
Owl Rock Capital Corp., 5.25%, 04/15/2024	$100,000	$ 105,148
State Street Corp., 3.55%, 08/18/2025	100,000	107,674
		1,019,968
Auto Parts & Equipment-0.49%
Hertz Corp. (The), 7.63%, 06/01/2022(b)	100,000	104,255
ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	150,000	157,767
		262,022
Automobile Manufacturers-0.20%
General Motors Co., 4.88%, 10/02/2023	100,000	107,627
Automotive Retail-0.57%
AutoNation, Inc., 3.50%, 11/15/2024	100,000	102,129
Group 1 Automotive, Inc., 5.00%, 06/01/2022	100,000	101,125
Penske Automotive Group, Inc., 5.75%, 10/01/2022	100,000	101,560
		304,814
Biotechnology-0.59%
AbbVie, Inc., 3.60%, 05/14/2025	100,000	104,341
Amgen, Inc., 3.88%, 11/15/2021	100,000	103,442
Gilead Sciences, Inc., 3.65%, 03/01/2026	100,000	107,604
		315,387
Brewers-0.19%
Molson Coors Brewing Co., 3.00%, 07/15/2026	100,000	101,287
Broadcasting-0.78%
AMC Networks, Inc., 5.00%, 04/01/2024	100,000	103,250
NBCUniversal Media LLC, 2.88%, 01/15/2023	100,000	102,978
TEGNA, Inc., 6.38%, 10/15/2023	200,000	206,100
		412,328
Building Products-0.19%
Griffon Corp., 5.25%, 03/01/2022	100,000	101,221
Cable & Satellite-1.04%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.
4.46%, 07/23/2022	100,000	105,562
4.91%, 07/23/2025	100,000	110,585
Comcast Corp., 4.15%, 10/15/2028	100,000	113,565
Time Warner Cable LLC, 4.00%, 09/01/2021	100,000	102,570
Time Warner Entertainment Co. L.P., 8.38%, 03/15/2023	100,000	118,791
		551,073
Casinos & Gaming-0.21%
MGM Resorts International, 6.63%, 12/15/2021	100,000	109,000
Coal & Consumable Fuels-0.19%
Peabody Energy Corp., 6.00%, 03/31/2022(b)	100,000	103,063
Commodity Chemicals-0.40%
Blue Cube Spinco LLC, 9.75%, 10/15/2023	100,000	110,000
Westlake Chemical Corp., 3.60%, 08/15/2026	100,000	103,941
		213,941
Communications Equipment-0.19%
Cisco Systems, Inc., 1.85%, 09/20/2021	100,000	99,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)—(continued)
August 31, 2019
	Principal Amount	Value
Construction & Engineering-0.19%
MasTec, Inc., 4.88%, 03/15/2023	$100,000	$ 102,000
Construction Machinery & Heavy Trucks-0.39%
Caterpillar, Inc., 3.40%, 05/15/2024	100,000	106,527
Trinity Industries, Inc., 4.55%, 10/01/2024	100,000	100,851
		207,378
Consumer Finance-0.79%
American Express Co., 2.50%, 08/01/2022	200,000	202,883
Navient Corp., 6.50%, 06/15/2022	100,000	108,500
Synchrony Financial, 4.25%, 08/15/2024	100,000	106,398
		417,781
Copper-0.19%
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	100,000	101,290
Data Processing & Outsourced Services-1.21%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	150,000	161,784
Mastercard, Inc., 3.38%, 04/01/2024	100,000	106,848
Total System Services, Inc., 4.80%, 04/01/2026	100,000	112,667
Visa, Inc., 3.15%, 12/14/2025	150,000	160,780
WEX, Inc., 4.75%, 02/01/2023(b)	100,000	101,000
		643,079
Diversified Banks-2.87%
Banco del Estado de Chile (Chile), 3.88%, 02/08/2022(b)	150,000	156,002
Bank of America Corp., 3.30%, 01/11/2023	200,000	208,037
Citigroup, Inc., 4.45%, 09/29/2027	100,000	110,115
Export-Import Bank of India (India), REGS, 3.13%, 07/20/2021(b)	200,000	202,635
JPMorgan Chase & Co., 4.50%, 01/24/2022	200,000	211,738
U.S. Bank N.A., 2.65%, 05/23/2022	250,000	254,915
Vnesheconombank Via VEB Finance PLC (Russia), 6.80%, 11/22/2025(b)	100,000	114,986
Wells Fargo Bank, N.A., 3.55%, 08/14/2023	250,000	264,225
		1,522,653
Diversified Metals & Mining-0.38%
Corp Nacional del Cobre de Chile (Chile), REGS, 3.00%, 07/17/2022(b)	200,000	203,579
Diversified REITs-0.70%
CBRE Services, Inc., 4.88%, 03/01/2026	50,000	55,627
CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 03/15/2024	100,000	103,500
iStar, Inc., 5.25%, 09/15/2022	100,000	102,750
VEREIT Operating Partnership, L.P., 4.88%, 06/01/2026	100,000	111,993
		373,870
Electric Utilities-1.39%
American Electric Power Co., Inc., Series J, 4.30%, 12/01/2028	100,000	113,588
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026	100,000	104,385
Entergy Corp., 2.95%, 09/01/2026	100,000	102,114
Eversource Energy, Series K, 2.75%, 03/15/2022	100,000	101,687
extEra Energy Operating Partners L.P., 4.25%, 07/15/2024(b)	100,000	103,000
	Principal Amount	Value
Electric Utilities-(continued)
Florida Power & Light Co., 3.13%, 12/01/2025	$100,000	$ 106,796
Southern California Edison Co., Series C, 3.50%, 10/01/2023	100,000	104,174
		735,744
Electronic Manufacturing Services-0.20%
Jabil, Inc., 4.70%, 09/15/2022	100,000	105,142
Environmental & Facilities Services-0.19%
Stericycle, Inc., 5.38%, 07/15/2024(b)	100,000	102,750
Fertilizers & Agricultural Chemicals-0.20%
Mosaic Co. (The), 4.25%, 11/15/2023	100,000	105,671
Financial Exchanges & Data-0.40%
Cboe Global Markets, Inc., 3.65%, 01/12/2027	100,000	108,224
CME Group, Inc., 3.00%, 09/15/2022	100,000	103,559
		211,783
Food Retail-0.38%
C&S Group Enterprises LLC, 5.38%, 07/15/2022(b)	100,000	100,750
Kroger Co. (The), 2.65%, 10/15/2026	100,000	100,015
		200,765
Footwear-0.39%
NIKE, Inc., 2.38%, 11/01/2026	200,000	205,892
Health Care Distributors-0.19%
Cardinal Health, Inc., 3.41%, 06/15/2027(c)	100,000	101,286
Health Care Equipment-1.07%
Abbott Laboratories, 2.90%, 11/30/2021	100,000	101,999
Becton, Dickinson and Co., 2.89%, 06/06/2022	100,000	101,685
Covidien International Finance SA, 3.20%, 06/15/2022	150,000	155,222
Hill-Rom Holdings, Inc., 5.75%, 09/01/2023(b)	100,000	103,500
Medtronic, Inc., 3.50%, 03/15/2025	100,000	107,999
		570,405
Health Care Facilities-0.19%
Universal Health Services, Inc., 4.75%, 08/01/2022(b)	100,000	101,388
Health Care REITs-0.20%
Omega Healthcare Investors, Inc., 4.38%, 08/01/2023	100,000	105,443
Health Care Services-0.72%
CVS Health Corp., 4.30%, 03/25/2028	100,000	109,138
Express Scripts Holding Co., 4.50%, 02/25/2026	50,000	55,326
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	100,000	105,179
SSM Health Care Corp., Series A, 3.82%, 06/01/2027	100,000	110,214
		379,857
Homebuilding-0.40%
KB Home, 7.00%, 12/15/2021	100,000	108,838
NVR, Inc., 3.95%, 09/15/2022	100,000	103,988
		212,826
Hotels, Resorts & Cruise Lines-0.78%
Choice Hotels International, Inc., 5.75%, 07/01/2022	100,000	107,578

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)—(continued)
August 31, 2019
	Principal Amount	Value
Hotels, Resorts & Cruise Lines-(continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/2025	$100,000	$ 103,500
NCL Corp. Ltd., 4.75%, 12/15/2021(b)	100,000	101,750
Wyndham Destinations, Inc., 4.25%, 03/01/2022	100,000	102,750
		415,578
Household Appliances-0.21%
Whirlpool Corp., 4.75%, 02/26/2029	100,000	112,616
Household Products-0.38%
Clorox Co. (The), 3.05%, 09/15/2022	100,000	102,833
Procter & Gamble Co. (The), 2.15%, 08/11/2022	100,000	101,237
		204,070
Housewares & Specialties-0.20%
Newell Brands, Inc., 4.20%, 04/01/2026	100,000	103,832
Hypermarkets & Super Centers-0.40%
Costco Wholesale Corp., 2.75%, 05/18/2024	100,000	103,926
Walmart, Inc., 3.40%, 06/26/2023	100,000	105,928
		209,854
Independent Power Producers & Energy Traders-0.19%
AES Corp. (The), 4.88%, 05/15/2023	100,000	101,625
Industrial Conglomerates-1.74%
3M Co., 2.88%, 10/15/2027	100,000	105,396
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/2022	100,000	101,500
General Electric Co.
4.65%, 10/17/2021	150,000	155,404
2.70%, 10/09/2022	150,000	149,079
Honeywell International, Inc., 1.85%, 11/01/2021	100,000	99,912
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 02/01/2022	100,000	102,000
Roper Technologies, Inc., 4.20%, 09/15/2028	100,000	111,124
Southern Star Central Corp., 5.13%, 07/15/2022(b)	100,000	101,526
		925,941
Industrial Machinery-0.59%
Colfax Corp., 6.00%, 02/15/2024(b)	100,000	107,000
Flowserve Corp., 3.50%, 09/15/2022	100,000	101,412
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	100,000	102,565
		310,977
Industrial REITs-0.20%
Prologis L.P., 4.25%, 08/15/2023	100,000	108,237
Insurance Brokers-0.42%
Brown & Brown, Inc., 4.20%, 09/15/2024	100,000	106,815
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	100,000	114,938
		221,753
Integrated Oil & Gas-1.25%
Chevron Corp., 3.19%, 06/24/2023	100,000	104,756
Exxon Mobil Corp., 3.04%, 03/01/2026	100,000	106,258
	Principal Amount	Value
Integrated Oil & Gas-(continued)
Petroleos Mexicanos (Mexico)
4.88%, 01/24/2022	$100,000	$ 101,875
5.35%, 02/12/2028	150,000	142,425
Sinopec Group Overseas Development (2012) Ltd. (China), REGS, 3.90%, 05/17/2022(b)	200,000	207,766
		663,080
Integrated Telecommunication Services-0.20%
AT&T, Inc., 3.40%, 05/15/2025	100,000	104,861
Interactive Media & Services-0.29%
Alphabet, Inc., 2.00%, 08/15/2026	150,000	151,297
Internet & Direct Marketing Retail-0.59%
Booking Holdings, Inc., 3.60%, 06/01/2026	100,000	107,184
eBay, Inc., 2.60%, 07/15/2022	100,000	101,075
QVC, Inc., 4.38%, 03/15/2023	100,000	104,518
		312,777
Internet Services & Infrastructure-0.77%
Cogent Communications Group, Inc., 5.38%, 03/01/2022(b)	100,000	104,250
Marble II Pte. Ltd. (Singapore), 5.30%, 06/20/2022(b)	200,000	200,696
VeriSign, Inc., 4.63%, 05/01/2023	100,000	101,875
		406,821
Investment Banking & Brokerage-1.89%
BGC Partners, Inc., 5.38%, 07/24/2023	100,000	107,791
Charles Schwab Corp. (The), 2.65%, 01/25/2023	100,000	102,466
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	150,000	162,507
MDC - GMTN B.V. (United Arab Emirates), 5.50%, 03/01/2022(b)	200,000	216,616
Morgan Stanley
2.63%, 11/17/2021	100,000	101,078
2.75%, 05/19/2022	150,000	152,633
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	150,000	159,206
		1,002,297
IT Consulting & Other Services-0.40%
IBM Credit LLC, 3.00%, 02/06/2023	100,000	102,961
International Business Machines Corp., 3.50%, 05/15/2029	100,000	108,589
		211,550
Life & Health Insurance-2.29%
Athene Global Funding, 3.00%, 07/01/2022(b)	100,000	101,977
Athene Holding Ltd., 4.13%, 01/12/2028	150,000	153,561
Five Corners Funding Trust, 4.42%, 11/15/2023(b)	200,000	217,306
Jackson National Life Global Funding, 3.30%, 02/01/2022(b)	100,000	102,952
MetLife, Inc., Series D, 4.37%, 09/15/2023	100,000	109,166
Metropolitan Life Global Funding I, 3.45%, 12/18/2026(b)	150,000	161,595
New York Life Global Funding, 2.88%, 04/10/2024(b)	100,000	103,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)—(continued)
August 31, 2019
	Principal Amount	Value
Life & Health Insurance-(continued)
Nuveen Finance, LLC, 4.13%, 11/01/2024(b)	$100,000	$ 108,828
Principal Life Global Funding II, 3.00%, 04/18/2026(b)	150,000	156,447
		1,215,524
Managed Health Care-0.68%
Centene Corp.
6.13%, 02/15/2024	100,000	104,925
4.75%, 01/15/2025	100,000	104,000
Magellan Health, Inc., 4.90%, 09/22/2024	150,000	150,525
		359,450
Metal & Glass Containers-0.40%
Ball Corp., 4.00%, 11/15/2023	100,000	105,875
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	100,000	105,250
		211,125
Mortgage REITs-0.39%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 03/15/2022(b)	100,000	104,250
Starwood Property Trust, Inc., 5.00%, 12/15/2021	100,000	104,000
		208,250
Movies & Entertainment-0.19%
TWDC Enterprises 18 Corp., 2.35%, 12/01/2022	100,000	101,354
Multi-line Insurance-1.00%
American International Group, Inc., 4.88%, 06/01/2022	100,000	107,199
Boardwalk Pipelines L.P., 4.95%, 12/15/2024	100,000	107,570
Hartford Financial Services Group, Inc. (The), 5.13%, 04/15/2022	100,000	108,332
MassMutual Global Funding II, 2.75%, 06/22/2024(b)	200,000	206,149
		529,250
Multi-Sector Holdings-0.59%
Berkshire Hathaway Finance Corp., 3.00%, 05/15/2022	200,000	206,825
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	100,000	106,073
		312,898
Multi-Utilities-0.79%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), 3.63%, 01/12/2023(b)	200,000	207,020
NiSource, Inc., 3.49%, 05/15/2027	100,000	106,113
Sempra Energy, 3.40%, 02/01/2028	100,000	104,290
		417,423
Office REITs-0.19%
Office Properties Income Trust, 4.50%, 02/01/2025	100,000	103,413
Office Services & Supplies-0.19%
Pitney Bowes, Inc., 3.88%, 10/01/2021	100,000	100,250
Oil & Gas Equipment & Services-0.57%
Halliburton Co., 3.80%, 11/15/2025	100,000	106,082
	Principal Amount	Value
Oil & Gas Equipment & Services-(continued)
Oceaneering International, Inc., 4.65%, 11/15/2024	$100,000	$ 96,231
Schlumberger Investment S.A., 3.30%, 09/14/2021(b)	100,000	101,981
		304,294
Oil & Gas Exploration & Production-2.64%
Antero Resources Corp.
5.38%, 11/01/2021(c)	100,000	97,250
5.13%, 12/01/2022	100,000	92,500
Apache Corp., 4.38%, 10/15/2028	100,000	102,666
BPRL International Singapore Pte Ltd. (India), REGS, 4.38%, 01/18/2027(b)	200,000	215,781
Cimarex Energy Co., 4.38%, 06/01/2024	100,000	105,504
Continental Resources, Inc., 5.00%, 09/15/2022	100,000	100,960
Diamondback Energy, Inc., 5.38%, 05/31/2025	100,000	105,250
Energen Corp., 4.63%, 09/01/2021	100,000	103,768
EOG Resources, Inc., 2.63%, 03/15/2023	100,000	102,248
Laredo Petroleum, Inc., 5.63%, 01/15/2022(c)	100,000	94,250
Murphy Oil Corp., 4.20%, 12/01/2022	100,000	101,500
Oasis Petroleum, Inc., 6.88%, 03/15/2022	100,000	93,500
QEP Resources, Inc., 5.25%, 05/01/2023	100,000	88,000
		1,403,177
Oil & Gas Refining & Marketing-1.61%
EnLink Midstream Partners, L.P., 4.15%, 06/01/2025	100,000	95,875
HollyFrontier Corp., 5.88%, 04/01/2026	100,000	111,356
Murphy Oil USA, Inc., 6.00%, 08/15/2023	100,000	102,685
Petroliam Nasional Bhd. (Malaysia), REGS, 7.63%, 10/15/2026(b)	100,000	134,191
Petronas Capital Ltd. (Malaysia), 3.13%, 03/18/2022(b)	200,000	204,115
Phillips 66, 4.30%, 04/01/2022	100,000	105,729
Sunoco L.P. /Sunoco Finance Corp., 4.88%, 01/15/2023	100,000	102,500
		856,451
Oil & Gas Storage & Transportation-2.79%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.25%, 01/15/2025	100,000	105,183
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	100,000	94,750
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 04/01/2023	100,000	102,250
DCP Midstream Operating L.P., 4.75%, 09/30/2021(b)	100,000	102,750
Energy Transfer Partners, L.P. / Regency Energy Finance Corp.
5.88%, 03/01/2022	100,000	107,350
4.50%, 11/01/2023	100,000	106,351
EQM Midstream Partners, L.P., 4.75%, 07/15/2023	100,000	100,872
NGPL PipeCo. LLC, 4.38%, 08/15/2022(b)	100,000	103,500
ONEOK, Inc., 4.55%, 07/15/2028	50,000	54,637
Plains All American Pipeline L.P./PAA Finance Corp.
3.60%, 11/01/2024	100,000	102,792
4.65%, 10/15/2025	100,000	107,299
Ruby Pipeline, LLC, 6.00%, 04/01/2022(b)(c)	78,788	82,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)—(continued)
August 31, 2019
	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Sabine Pass Liquefaction, LLC, 5.75%, 05/15/2024	$100,000	$ 111,725
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.50%, 09/15/2024(b)	100,000	98,000
Western Midstream Operating L.P., 4.00%, 07/01/2022	100,000	101,917
		1,481,780
Other Diversified Financial Services-0.85%
ERAC USA Finance LLC, 2.70%, 11/01/2023(b)	150,000	152,806
Huarong Finance II Co., Ltd. (China), REGS, 3.63%, 11/22/2021(b)	200,000	202,746
Washington Prime Group L.P., 6.45%, 08/15/2024(c)	100,000	96,600
		452,152
Packaged Foods & Meats-1.16%
Kraft Heinz Foods Co.
3.50%, 06/06/2022	100,000	102,402
3.95%, 07/15/2025	100,000	103,829
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	100,000	105,041
Mars, Inc., 2.70%, 04/01/2025(b)	100,000	103,480
Mondelez International Holdings Netherlands B.V., 2.00%, 10/28/2021(b)	200,000	199,483
		614,235
Paper Packaging-0.44%
International Paper Co., 3.00%, 02/15/2027	125,000	127,944
Sealed Air Corp., 4.88%, 12/01/2022(b)	100,000	105,250
		233,194
Paper Products-0.20%
Georgia-Pacific LLC, 3.73%, 07/15/2023(b)	100,000	105,855
Pharmaceuticals-0.59%
Johnson & Johnson, 2.45%, 03/01/2026	100,000	103,236
Merck & Co., Inc., 2.75%, 02/10/2025	200,000	208,297
		311,533
Property & Casualty Insurance-0.20%
Kemper Corp., 4.35%, 02/15/2025	100,000	106,530
Railroads-0.61%
Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	100,000	107,103
Norfolk Southern Corp., 3.00%, 04/01/2022	100,000	102,156
Union Pacific Corp., 3.95%, 09/10/2028	100,000	112,531
		321,790
Real Estate Services-0.20%
Newmark Group, Inc., 6.13%, 11/15/2023	100,000	108,661
Regional Banks-1.96%
BB&T Corp., 3.05%, 06/20/2022	100,000	102,620
CIT Group, Inc., 5.00%, 08/15/2022	100,000	106,859
Citizens Financial Group, Inc., 4.30%, 12/03/2025	100,000	108,121
Comerica, Inc., 3.70%, 07/31/2023	100,000	105,778
Fifth Third Bank, 2.88%, 10/01/2021	100,000	101,563
Huntington Bancshares, Inc., 2.30%, 01/14/2022	100,000	100,506
	Principal Amount	Value
Regional Banks-(continued)
PNC Financial Services Group, Inc. (The), 3.30%, 03/08/2022	$100,000	$ 103,272
SunTrust Bank, 2.80%, 05/17/2022	100,000	101,913
SunTrust Banks, Inc., 2.70%, 01/27/2022	100,000	101,380
The PNC Financial Services Group, Inc., 3.45%, 04/23/2029	100,000	108,431
		1,040,443
Research & Consulting Services-0.38%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.50%, 10/01/2021(b)	100,000	100,540
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022(b)	100,000	101,000
		201,540
Residential REITs-0.40%
Camden Property Trust, 3.15%, 07/01/2029	100,000	105,964
ERP Operating L.P., 4.63%, 12/15/2021	100,000	105,278
		211,242
Retail REITs-0.40%
Realty Income Corp., 3.25%, 10/15/2022	100,000	103,713
Simon Property Group L.P., 3.38%, 10/01/2024	100,000	106,280
		209,993
Security & Alarm Services-0.19%
ADT Corp. (The), 3.50%, 07/15/2022	100,000	100,625
Semiconductor Equipment-0.20%
Applied Materials, Inc., 3.30%, 04/01/2027	100,000	107,815
Semiconductors-1.19%
Analog Devices, Inc., 3.50%, 12/05/2026	100,000	105,472
Intel Corp., 3.70%, 07/29/2025	100,000	109,169
Marvell Technology Group Ltd., 4.20%, 06/22/2023	100,000	105,571
Microchip Technology, Inc., 4.33%, 06/01/2023	100,000	105,471
NVIDIA Corp., 2.20%, 09/16/2021	100,000	100,354
QUALCOMM, Inc., 3.00%, 05/20/2022	100,000	102,883
		628,920
Soft Drinks-0.20%
Coca-Cola Co. (The), 2.88%, 10/27/2025	100,000	105,437
Sovereign Debt-3.40%
Brazilian Government International Bond (Brazil), 4.63%, 01/13/2028	200,000	215,352
Hungary Government International Bond (Hungary), 5.75%, 11/22/2023	100,000	113,902
Indonesia Government International Bond (Indonesia), 3.75%, 04/25/2022(b)	200,000	206,510
Mexico Government International Bond (Mexico), 4.13%, 01/21/2026	200,000	212,952
Republic of Poland Government International Bond (Poland)
5.00%, 03/23/2022	100,000	107,847
3.00%, 03/17/2023	100,000	103,981
Republic of South Africa Government International Bond (South Africa), 5.88%, 05/30/2022	100,000	107,161
Russian Foreign Bond - Eurobond (Russia), 4.50%, 04/04/2022(b)	200,000	212,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)—(continued)
August 31, 2019
	Principal Amount	Value
Sovereign Debt-(continued)
Turkey Government International Bond (Turkey)
6.25%, 09/26/2022	$200,000	$ 202,386
7.38%, 02/05/2025	100,000	103,776
Vietnam Government International Bond (Vietnam), 4.80%, 11/19/2024(b)	200,000	217,634
		1,803,534
Specialized REITs-0.21%
GLP Capital, L.P. / GLP Financing II, Inc., 5.38%, 04/15/2026	100,000	110,016
Specialty Chemicals-1.30%
Ashland LLC, 4.75%, 08/15/2022	150,000	158,206
Ecolab, Inc., 4.35%, 12/08/2021	100,000	105,171
PolyOne Corp., 5.25%, 03/15/2023	100,000	107,875
PPG Industries, Inc., 3.75%, 03/15/2028(c)	100,000	109,661
Sherwin-Williams Co. (The), 3.45%, 06/01/2027	100,000	105,903
WR Grace & Co.-Conn, 5.13%, 10/01/2021(b)	100,000	104,250
		691,066
Specialty Stores-0.25%
Signet UK Finance PLC, 4.70%, 06/15/2024	150,000	130,500
Steel-0.39%
Nucor Corp., 4.13%, 09/15/2022	100,000	105,484
Steel Dynamics, Inc., 5.13%, 10/01/2021	100,000	100,404
		205,888
Systems Software-0.57%
CA, Inc., 3.60%, 08/15/2022	100,000	101,984
Oracle Corp., 1.90%, 09/15/2021	100,000	100,024
Symantec Corp., 5.00%, 04/15/2025(b)	100,000	100,731
		302,739
Technology Distributors-0.79%
Anixter, Inc., 5.13%, 10/01/2021	100,000	104,875
Arrow Electronics, Inc., 3.25%, 09/08/2024	100,000	101,356
Avnet, Inc., 4.63%, 04/15/2026	100,000	109,101
Tech Data Corp., 3.70%, 02/15/2022	100,000	102,596
		417,928
Technology Hardware, Storage & Peripherals-0.86%
Apple, Inc., 2.40%, 05/03/2023	150,000	153,264
EMC Corp., 3.38%, 06/01/2023	200,000	198,399
Seagate HDD Cayman, 4.75%, 01/01/2025	100,000	104,157
		455,820
Textiles-0.21%
Cintas Corp. No. 2, 3.70%, 04/01/2027	100,000	109,926
Thrifts & Mortgage Finance-0.60%
MGIC Investment Corp., 5.75%, 08/15/2023	100,000	109,625
Quicken Loans, Inc., 5.75%, 05/01/2025(b)	100,000	104,750
Radian Group, Inc., 4.50%, 10/01/2024	100,000	103,750
		318,125
Tires & Rubber-0.19%
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023(c)	100,000	101,625
	Principal Amount	Value
Tobacco-0.30%
Altria Group, Inc., 4.80%, 02/14/2029	$50,000	$ 56,559
Philip Morris International, Inc., 2.88%, 05/01/2024	100,000	102,691
		159,250
Trading Companies & Distributors-0.39%
Aircastle Ltd., 4.40%, 09/25/2023	100,000	105,730
WESCO Distribution, Inc., 5.38%, 12/15/2021	100,000	101,125
		206,855
Trucking-0.29%
Aviation Capital Group LLC, 2.88%, 01/20/2022(b)	150,000	152,298
Water Utilities-0.21%
American Water Capital Corp., 3.75%, 09/01/2028	100,000	110,403
Total U.S. Dollar Denominated Bonds & Notes (Cost $34,826,902)		36,102,226
U.S. Government Sponsored Agency Mortgage-Backed Securities-19.94%
Federal Home Loan Mortgage Corp. (FHLMC)-8.34%
3.50%, 04/01/2047	235,462	244,773
3.50%, 09/01/2047	252,316	261,475
3.50%, 10/01/2047	258,089	267,337
4.00%, 10/01/2047	322,861	338,437
3.50%, 11/01/2047	259,628	268,951
3.50%, 03/01/2048	265,405	277,370
3.50%, 03/01/2048	266,402	280,227
4.00%, 06/01/2048	219,670	233,605
4.50%, 06/01/2048	321,639	338,657
4.00%, 07/01/2048	254,988	265,843
4.00%, 09/01/2048	84,870	88,185
4.50%, 09/01/2048	48,143	50,734
4.00%, 10/01/2048	214,440	222,794
4.00%, 10/01/2048	177,775	185,285
4.50%, 12/01/2048	239,464	252,150
4.00%, 01/01/2049	41,495	43,069
4.00%, 03/01/2049	282,916	294,197
4.50%, 03/01/2049	129,269	136,172
3.50%, 05/01/2049	96,871	99,608
4.00%, 05/01/2049	95,111	98,836
4.00%, 07/01/2049	73,835	76,813
3.00%, 08/01/2049	99,708	101,709
		4,426,227
Federal National Mortgage Association (FNMA)-11.60%
4.00%, 07/01/2047	152,091	158,995
4.00%, 08/01/2047	195,190	204,365
3.50%, 11/01/2047	344,267	356,630
3.50%, 11/01/2047	265,283	274,533
4.00%, 11/01/2047	170,001	178,683
3.50%, 12/01/2047	258,165	267,303
3.50%, 01/01/2048	262,106	271,520
4.00%, 01/01/2048	162,053	170,270
3.50%, 02/01/2048	360,497	379,157
3.50%, 02/01/2048	264,856	279,114
4.50%, 02/01/2048	470,275	497,505
3.50%, 03/01/2048	268,267	277,938

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)—(continued)
August 31, 2019
	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
4.00%, 06/01/2048	$342,499	$ 355,916
4.50%, 06/01/2048	86,124	91,361
4.00%, 07/01/2048	341,787	355,922
4.00%, 07/01/2048	338,054	351,305
4.00%, 08/01/2048	366,158	380,064
4.00%, 10/01/2048	344,561	358,092
4.50%, 11/01/2048	84,911	89,553
4.00%, 12/01/2048	43,447	45,146
4.50%, 01/01/2049	123,775	130,144
4.00%, 03/01/2049	359,856	373,507
3.50%, 05/01/2049	97,562	100,377
3.00%, 08/01/2049	99,641	101,640
3.50%, 08/01/2049	99,440	102,442
		6,151,482
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $10,304,203)		10,577,709
U.S. Treasury Securities-10.05%
U.S. Treasury Bonds-10.05%
6.25%, 05/15/2030	100,000	146,682
4.50%, 02/15/2036	100,000	140,562
5.00%, 05/15/2037	100,000	150,518
4.50%, 05/15/2038	50,000	72,017
4.50%, 08/15/2039	50,000	72,732
4.38%, 11/15/2039	100,000	143,510
4.63%, 02/15/2040	100,000	148,186
4.38%, 05/15/2040	200,000	288,004
3.88%, 08/15/2040	150,000	203,145
4.25%, 11/15/2040	150,000	213,190
4.75%, 02/15/2041	200,000	303,004
3.75%, 08/15/2041	200,000	267,234
3.13%, 11/15/2041	120,000	146,791
3.13%, 02/15/2042	100,000	122,479
3.00%, 05/15/2042	50,000	60,059
2.75%, 08/15/2042	100,000	115,449
3.63%, 02/15/2044	100,000	132,982
3.38%, 05/15/2044	100,000	128,176
2.50%, 02/15/2045	200,000	221,941
3.00%, 05/15/2045	100,000	121,246
2.88%, 08/15/2045	200,000	237,469
3.00%, 11/15/2045	200,000	243,020
	Principal Amount	Value
U.S. Treasury Bonds-(continued)
2.50%, 02/15/2046	$150,000	$ 166,588
2.50%, 05/15/2046	200,000	222,316
2.25%, 08/15/2046	100,000	105,904
3.00%, 02/15/2047	150,000	183,272
3.00%, 05/15/2047	100,000	122,236
2.75%, 08/15/2047	80,000	93,484
3.00%, 02/15/2048	100,000	122,582
3.13%, 05/15/2048	150,000	188,156
3.00%, 08/15/2048	100,000	122,793
3.38%, 11/15/2048	110,000	144,680
3.00%, 02/15/2049	50,000	61,591
2.88%, 05/15/2049	100,000	120,479
Total U.S. Treasury Securities (Cost $4,383,043)		5,332,477
	Shares
Money Market Funds-0.03%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $17,758)	17,758	17,758
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.05% (Cost $49,531,906)		52,030,170
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.95%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	379,817	379,817
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	126,555	126,606
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $506,423)		506,423
TOTAL INVESTMENTS IN SECURITIES-99.00% (Cost $50,038,329)		52,536,593
OTHER ASSETS LESS LIABILITIES-1.00%		528,993
NET ASSETS-100.00%		$53,065,586

Investment Abbreviations:
REGS	-Regulation S
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $8,487,867, which represented 16.00% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Treasury Securities-54.70%
U.S. Treasury Bills-0.66%
0.18%, 08/31/2020(b)	$135,000	$ 136,095
U.S. Treasury Bonds-1.09%
8.13%, 05/15/2021	100,000	110,918
8.00%, 11/15/2021	100,000	113,902
		224,820
U.S. Treasury Notes-52.95%
1.50%, 08/15/2020	100,000	99,732
2.63%, 08/15/2020	235,000	236,804
8.75%, 08/15/2020	100,000	106,510
1.38%, 08/31/2020	125,000	124,504
2.13%, 08/31/2020	100,000	100,334
1.38%, 09/30/2020	125,000	124,487
2.00%, 09/30/2020	100,000	100,250
2.75%, 09/30/2020	130,000	131,374
1.38%, 10/31/2020	120,000	119,515
1.75%, 10/31/2020	100,000	100,027
2.88%, 10/31/2020	130,000	131,696
1.75%, 11/15/2020	100,000	100,051
2.63%, 11/15/2020	235,000	237,538
1.63%, 11/30/2020	125,000	124,893
2.00%, 11/30/2020	100,000	100,363
2.75%, 11/30/2020	150,000	151,936
1.75%, 12/31/2020	120,000	120,105
2.38%, 12/31/2020	100,000	100,904
2.50%, 12/31/2020	130,000	131,402
1.38%, 01/31/2021	125,000	124,504
2.13%, 01/31/2021	100,000	100,654
2.50%, 01/31/2021	150,000	151,740
2.25%, 02/15/2021	100,000	100,887
3.63%, 02/15/2021	230,000	236,541
1.13%, 02/28/2021	160,000	158,822
2.00%, 02/28/2021	100,000	100,568
2.50%, 02/28/2021	80,000	81,030
2.38%, 03/15/2021	100,000	101,148
1.25%, 03/31/2021	150,000	149,168
2.25%, 03/31/2021	200,000	201,977
2.38%, 04/15/2021	100,000	101,225
1.38%, 04/30/2021	150,000	149,473
2.25%, 04/30/2021	200,000	202,137
2.63%, 05/15/2021	135,000	137,360
3.13%, 05/15/2021	230,000	235,934
1.38%, 05/31/2021	150,000	149,493
2.00%, 05/31/2021	100,000	100,738
2.63%, 06/15/2021	100,000	101,861
1.13%, 06/30/2021	135,000	133,948
2.13%, 06/30/2021	100,000	101,033
2.63%, 07/15/2021	100,000	101,967
1.13%, 07/31/2021	125,000	124,014
1.75%, 07/31/2021	100,000	100,422
2.25%, 07/31/2021	100,000	101,336
2.13%, 08/15/2021	230,000	232,596
2.75%, 08/15/2021	135,000	138,132
1.13%, 08/31/2021	125,000	124,033
2.00%, 08/31/2021	100,000	100,937
2.75%, 09/15/2021	120,000	122,984
	Principal Amount	Value
U.S. Treasury Notes-(continued)
1.13%, 09/30/2021	$125,000	$ 123,994
2.13%, 09/30/2021	100,000	101,252
2.88%, 10/15/2021	125,000	128,538
1.25%, 10/31/2021	125,000	124,324
2.00%, 10/31/2021	100,000	101,055
2.00%, 11/15/2021	230,000	232,569
2.88%, 11/15/2021	140,000	144,145
1.75%, 11/30/2021	120,000	120,696
1.88%, 11/30/2021	100,000	100,855
2.63%, 12/15/2021	125,000	128,230
2.00%, 12/31/2021	125,000	126,457
2.13%, 12/31/2021	100,000	101,473
2.50%, 01/15/2022	150,000	153,557
1.50%, 01/31/2022	100,000	100,090
1.88%, 01/31/2022	115,000	116,076
2.00%, 02/15/2022	240,000	243,169
2.50%, 02/15/2022	150,000	153,697
1.75%, 02/28/2022	100,000	100,715
1.88%, 02/28/2022	110,000	111,096
2.38%, 03/15/2022	120,000	122,768
1.75%, 03/31/2022	100,000	100,777
1.88%, 03/31/2022	120,000	121,268
2.25%, 04/15/2022	100,000	102,029
1.75%, 04/30/2022	100,000	100,797
1.88%, 04/30/2022	100,000	101,094
1.75%, 05/15/2022	200,000	201,602
2.13%, 05/15/2022	200,000	203,539
1.75%, 05/31/2022	100,000	100,807
1.88%, 05/31/2022	100,000	101,182
1.75%, 06/15/2022	120,000	121,050
1.75%, 06/30/2022	120,000	121,071
2.13%, 06/30/2022	120,000	122,337
1.75%, 07/15/2022	120,000	121,048
1.88%, 07/31/2022	140,000	141,745
		10,904,189
Total U.S. Treasury Securities (Cost $11,080,337)		11,265,104
U.S. Dollar Denominated Bonds & Notes-25.76%
Aerospace & Defense-0.50%
Precision Castparts Corp., 2.50%, 01/15/2023	100,000	102,053
Agricultural & Farm Machinery-0.50%
John Deere Capital Corp., 2.80%, 03/06/2023	100,000	102,967
Aluminum-1.02%
Indonesia Asahan Aluminium Persero PT (Persero) (Indonesia), 5.23%, 11/15/2021(c)	200,000	210,868
Asset Management & Custody Banks-1.57%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	100,000	107,533
Bank of New York Mellon Corp. (The), 3.55%, 09/23/2021	100,000	103,008
Nuveen, LLC, 4.00%, 11/01/2028(c)	100,000	113,455
		323,996
Biotechnology-0.98%
China Development Bank (China), REGS, 2.63%, 01/24/2022(c)	200,000	202,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)—(continued)
August 31, 2019
	Principal Amount	Value
Broadcasting-0.50%
NBCUniversal Media LLC, 2.88%, 01/15/2023	$100,000	$ 102,978
Communications Equipment-0.49%
Cisco Systems, Inc., 1.85%, 09/20/2021	100,000	99,954
Data Processing & Outsourced Services-0.52%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	100,000	107,856
Diversified Banks-1.48%
Export-Import Bank of India (India), REGS, 3.13%, 07/20/2021(c)	200,000	202,635
Wells Fargo & Co., 2.63%, 07/22/2022	100,000	101,723
		304,358
Electric Utilities-1.00%
Eversource Energy, Series K, 2.75%, 03/15/2022	100,000	101,687
Southern California Edison Co., Series C, 3.50%, 10/01/2023	100,000	104,174
		205,861
Financial Exchanges & Data-0.50%
CME Group, Inc., 3.00%, 09/15/2022	100,000	103,559
Footwear-0.25%
NIKE, Inc., 2.38%, 11/01/2026	50,000	51,473
Health Care Equipment-0.50%
Abbott Laboratories, 2.90%, 11/30/2021	100,000	101,999
Household Products-0.49%
Procter & Gamble Co. (The), 2.15%, 08/11/2022	100,000	101,237
Hypermarkets & Super Centers-0.25%
Costco Wholesale Corp., 2.75%, 05/18/2024	50,000	51,963
Industrial Conglomerates-0.25%
General Electric Co., 4.65%, 10/17/2021	50,000	51,801
Industrial Machinery-0.50%
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	100,000	102,566
Integrated Oil & Gas-1.00%
Chevron Corp., 3.19%, 06/24/2023	100,000	104,756
Petroleos Mexicanos (Mexico), 4.88%, 01/24/2022	100,000	101,875
		206,631
Investment Banking & Brokerage-1.02%
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	100,000	108,338
Morgan Stanley, 2.75%, 05/19/2022	100,000	101,755
		210,093
IT Consulting & Other Services-0.50%
IBM Credit LLC, 3.00%, 02/06/2023	100,000	102,961
Life & Health Insurance-1.03%
Athene Global Funding, 3.00%, 07/01/2022(c)	100,000	101,977
MetLife, Inc., Series D, 4.37%, 09/15/2023	100,000	109,166
		211,143
Multi-Sector Holdings-0.51%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	100,000	106,073
	Principal Amount	Value
Oil & Gas Equipment & Services-0.25%
Schlumberger Investment S.A., 3.30%, 09/14/2021(c)	$50,000	$ 50,990
Oil & Gas Exploration & Production-0.50%
EOG Resources, Inc., 2.63%, 03/15/2023	100,000	102,248
Oil & Gas Refining & Marketing-1.07%
Petronas Capital Ltd. (Malaysia), REGS, 7.88%, 05/22/2022(c)	100,000	114,453
Phillips 66, 4.30%, 04/01/2022	100,000	105,729
		220,182
Pharmaceuticals-0.75%
Johnson & Johnson, 2.45%, 03/01/2026	100,000	103,236
Merck & Co., Inc., 2.75%, 02/10/2025	50,000	52,074
		155,310
Railroads-0.50%
Norfolk Southern Corp., 3.00%, 04/01/2022	100,000	102,156
Regional Banks-1.49%
BB&T Corp., 3.05%, 06/20/2022	100,000	102,620
PNC Financial Services Group, Inc. (The), 3.30%, 03/08/2022	100,000	103,272
SunTrust Banks, Inc., 2.70%, 01/27/2022	100,000	101,380
		307,272
Retail REITs-0.52%
Simon Property Group L.P., 3.38%, 10/01/2024	100,000	106,281
Sovereign Debt-4.57%
Abu Dhabi Government International Bond (United Arab Emirates), REGS, 2.50%, 10/11/2022(c)	200,000	203,392
Hungary Government International Bond (Hungary), 5.38%, 02/21/2023	100,000	110,414
Mexico Government International Bond (Mexico), 4.00%, 10/02/2023	100,000	105,878
Republic of Poland Government International Bond (Poland), 5.00%, 03/23/2022	100,000	107,847
Russian Foreign Bond - Eurobond (Russia), REGS, 4.50%, 04/04/2022(c)	200,000	212,033
Turkey Government International Bond (Turkey), 6.25%, 09/26/2022	200,000	202,386
		941,950
Systems Software-0.75%
Microsoft Corp., 2.40%, 08/08/2026	100,000	103,462
Oracle Corp., 1.90%, 09/15/2021	50,000	50,012
		153,474
Total U.S. Dollar Denominated Bonds & Notes (Cost $5,157,610)		5,304,469
U.S. Government Sponsored Agency Mortgage-Backed Securities-19.99%
Federal Home Loan Mortgage Corp. (FHLMC)-7.98%
4.00%, 08/01/2047	78,488	82,394
3.50%, 12/01/2047	86,993	90,035
3.50%, 02/01/2048	87,183	90,302
3.50%, 02/01/2048	89,583	92,656
3.50%, 03/01/2048	88,822	91,862
3.50%, 04/01/2048	90,358	93,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)—(continued)
August 31, 2019
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)-(continued)
3.50%, 05/01/2048	$90,639	$ 93,720
3.50%, 05/01/2048	90,628	93,720
3.50%, 06/01/2048	89,526	92,396
3.50%, 08/01/2048	88,618	91,509
4.00%, 08/01/2048	91,389	96,484
4.50%, 08/01/2048	179,276	195,072
4.00%, 10/01/2048	85,776	89,118
4.00%, 10/01/2048	87,792	91,674
4.00%, 12/01/2048	84,881	88,265
4.00%, 01/01/2049	41,495	43,069
4.00%, 03/01/2049	122,597	127,485
		1,643,241
Federal National Mortgage Association (FNMA)-11.57%
3.50%, 01/01/2048	89,474	92,593
3.50%, 02/01/2048	89,765	92,890
3.50%, 03/01/2048	89,422	92,646
3.50%, 04/01/2048	90,172	93,322
3.50%, 05/01/2048	90,415	93,490
4.00%, 05/01/2048	84,754	88,527
3.50%, 06/01/2048	90,143	93,187
4.50%, 06/01/2048	172,248	182,723
3.50%, 07/01/2048	127,102	130,992
4.00%, 07/01/2048	85,447	88,980
4.00%, 07/01/2048	42,257	43,913
3.50%, 08/01/2048	89,669	92,230
4.00%, 08/01/2048	85,009	88,387
3.50%, 09/01/2048	90,251	93,117
4.00%, 09/01/2048	85,953	89,536
	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
4.00%, 09/01/2048	$84,474	$ 87,758
4.00%, 09/01/2048	87,891	91,657
3.50%, 10/01/2048	88,344	91,132
4.00%, 10/01/2048	86,140	89,523
3.50%, 11/01/2048	202,599	208,368
4.00%, 11/01/2048	87,131	90,652
4.00%, 12/01/2048	86,895	90,293
4.00%, 06/01/2049	73,110	76,066
3.00%, 08/01/2049	99,641	101,640
		2,383,622
Thrifts & Mortgage Finance-0.44%
Federal National Mortgage Association, 3.50%, 02/01/2048	88,017	91,104
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $3,976,038)		4,117,967
	Shares
Money Market Funds-0.07%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $14,648)	14,648	14,648
TOTAL INVESTMENTS IN SECURITIES-100.52% (Cost $20,228,633)		20,702,188
OTHER ASSETS LESS LIABILITIES-(0.52)%		(106,491)
NET ASSETS-100.00%		$ 20,595,697

Investment Abbreviations:
REGS	-Regulation S
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $1,412,019, which represented 6.86% of the Fund’s Net Assets.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Income ETF (IMFI)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-73.65%
Advertising-0.46%
MDC Partners, Inc., 6.50%, 05/01/2024(b)	$100,000	$ 91,500
National CineMedia, LLC, 6.00%, 04/15/2022	100,000	101,125
		192,625
Aerospace & Defense-0.48%
Precision Castparts Corp., 2.50%, 01/15/2023	100,000	102,053
Raytheon Co., 2.50%, 12/15/2022	100,000	101,355
		203,408
Agricultural & Farm Machinery-0.24%
John Deere Capital Corp., 2.80%, 03/06/2023	100,000	102,967
Air Freight & Logistics-0.48%
FedEx Corp., 3.10%, 08/05/2029	100,000	101,455
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	100,000	102,443
		203,898
Airlines-0.49%
American Airlines Group, Inc., 5.00%, 06/01/2022(b)	100,000	104,125
United Airlines Holdings, Inc., 4.25%, 10/01/2022	100,000	103,125
		207,250
Alternative Carriers-0.49%
CenturyLink, Inc., Series T, 5.80%, 03/15/2022	100,000	105,375
Level 3 Financing, Inc., 5.38%, 08/15/2022	100,000	100,437
		205,812
Aluminum-1.00%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	200,000	210,500
Indonesia Asahan Aluminium Persero PT (Persero) (Indonesia), 5.23%, 11/15/2021(b)	200,000	210,868
		421,368
Apparel, Accessories & Luxury Goods-0.25%
Levi Strauss & Co., 5.00%, 05/01/2025	100,000	104,500
Application Software-0.25%
Sabre GLBL, Inc., 5.38%, 04/15/2023(b)	100,000	103,000
Asset Management & Custody Banks-1.41%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	100,000	107,534
Apollo Management Holdings L.P., 4.87%, 02/15/2029(b)	100,000	111,592
Bank of New York Mellon Corp. (The), 3.55%, 09/23/2021	100,000	103,008
BlackRock, Inc., 3.50%, 03/18/2024	100,000	107,782
Northern Trust Corp., 3.95%, 10/30/2025	100,000	109,932
State Street Corp., 3.55%, 08/18/2025	50,000	53,837
		593,685
Auto Parts & Equipment-0.47%
American Axle & Manufacturing, Inc., 6.25%, 04/01/2025	100,000	94,373
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	100,000	102,500
		196,873
	Principal Amount	Value
Automobile Manufacturers-0.50%
Ford Motor Co., 4.35%, 12/08/2026	$100,000	$ 102,720
General Motors Co., 4.88%, 10/02/2023	100,000	107,627
		210,347
Automotive Retail-0.49%
Group 1 Automotive, Inc., 5.00%, 06/01/2022	100,000	101,125
O’Reilly Automotive, Inc., 3.60%, 09/01/2027	100,000	106,567
		207,692
Biotechnology-0.51%
Biogen, Inc., 4.05%, 09/15/2025	100,000	108,660
Gilead Sciences, Inc., 3.65%, 03/01/2026	100,000	107,604
		216,264
Brewers-0.24%
Molson Coors Brewing Co., 3.00%, 07/15/2026	100,000	101,287
Broadcasting-0.77%
AMC Networks, Inc., 5.00%, 04/01/2024	100,000	103,250
Fox Corp., 4.71%, 01/25/2029(b)	100,000	115,833
TEGNA, Inc., 6.38%, 10/15/2023	100,000	103,050
		322,133
Building Products-0.47%
JELD-WEN, Inc., 4.63%, 12/15/2025(b)	100,000	98,250
Standard Industries, Inc., 4.75%, 01/15/2028(b)	100,000	100,875
		199,125
Cable & Satellite-0.78%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	100,000	110,585
Comcast Corp., 4.15%, 10/15/2028	100,000	113,565
Time Warner Cable LLC, 4.00%, 09/01/2021	100,000	102,570
		326,720
Casinos & Gaming-0.26%
MGM Resorts International, 6.63%, 12/15/2021	100,000	109,000
Coal & Consumable Fuels-0.25%
Peabody Energy Corp., 6.00%, 03/31/2022(b)	100,000	103,062
Commodity Chemicals-0.51%
Blue Cube Spinco LLC, 9.75%, 10/15/2023	100,000	110,000
Westlake Chemical Corp., 3.60%, 08/15/2026	100,000	103,941
		213,941
Communications Equipment-0.24%
Plantronics, Inc., 5.50%, 05/31/2023(b)	100,000	101,990
Construction & Engineering-0.24%
Fluor Corp., 4.25%, 09/15/2028	100,000	102,293
Construction Machinery & Heavy Trucks-0.49%
Caterpillar, Inc., 3.40%, 05/15/2024	100,000	106,527
Trinity Industries, Inc., 4.55%, 10/01/2024	100,000	100,851
		207,378
Consumer Finance-0.75%
American Express Co., 2.50%, 08/01/2022	100,000	101,442
Discover Financial Services, 4.10%, 02/09/2027	50,000	53,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Income ETF (IMFI)—(continued)
August 31, 2019
	Principal Amount	Value
Consumer Finance-(continued)
Navient Corp., 6.50%, 06/15/2022	$50,000	$ 54,250
Synchrony Financial, 4.25%, 08/15/2024	100,000	106,397
		315,956
Copper-0.24%
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	100,000	101,290
Data Processing & Outsourced Services-0.76%
Automatic Data Processing, Inc., 3.38%, 09/15/2025	100,000	107,856
Fiserv, Inc., 3.50%, 07/01/2029	100,000	106,161
Visa, Inc., 3.15%, 12/14/2025	100,000	107,187
		321,204
Department Stores-0.25%
Kohl’s Corp., 4.25%, 07/17/2025	100,000	105,439
Diversified Banks-3.83%
Banco del Estado de Chile (Chile), 3.88%, 02/08/2022(b)	200,000	208,003
Banco do Brasil S.A. (Brazil), 5.88%, 01/19/2023(b)	200,000	212,750
Banco Nacional de Comercio Exterior SNC (Mexico), 4.38%, 10/14/2025(b)	200,000	208,750
Bank of America Corp., 3.30%, 01/11/2023	100,000	104,018
Citigroup, Inc., 4.45%, 09/29/2027	100,000	110,115
JPMorgan Chase & Co., 4.50%, 01/24/2022	50,000	52,934
State Bank of India (India), REGS, 3.25%, 01/24/2022(b)	200,000	202,436
Turkiye Vakiflar Bankasi T.A.O. (Turkey), 8.13%, 03/28/2024(b)	200,000	195,554
Vnesheconombank Via VEB Finance PLC (Russia), REGS, 6.03%, 07/05/2022(b)	200,000	214,465
Wells Fargo & Co., 2.63%, 07/22/2022	100,000	101,723
		1,610,748
Diversified Metals & Mining-0.51%
Corp. Nacional del Cobre de Chile (Chile), 3.63%, 08/01/2027(b)	200,000	214,462
Diversified REITs-0.64%
CBRE Services, Inc., 4.88%, 03/01/2026	100,000	111,254
iStar, Inc., 5.25%, 09/15/2022	100,000	102,750
VEREIT Operating Partnership, L.P., 4.88%, 06/01/2026	50,000	55,997
		270,001
Electric Utilities-1.81%
American Electric Power Co., Inc., Series J, 4.30%, 12/01/2028	100,000	113,588
Entergy Corp., 2.95%, 09/01/2026	100,000	102,114
Eversource Energy, Series K, 2.75%, 03/15/2022	100,000	101,687
Perusahaan Listrik Negara PT (Indonesia), REGS, 5.45%, 05/21/2028(b)	200,000	234,634
Southern California Edison Co., Series C, 3.50%, 10/01/2023	100,000	104,174
Southern Co. (The), 3.25%, 07/01/2026	100,000	103,617
		759,814
Electronic Manufacturing Services-0.25%
Jabil, Inc., 4.70%, 09/15/2022	100,000	105,142
	Principal Amount	Value
Environmental & Facilities Services-0.24%
Stericycle, Inc., 5.38%, 07/15/2024(b)	$100,000	$ 102,750
Financial Exchanges & Data-0.51%
CME Group, Inc., 3.00%, 09/15/2022	100,000	103,559
S&P Global, Inc., 4.40%, 02/15/2026	100,000	112,888
		216,447
Food Distributors-0.25%
Sysco Corp., 3.30%, 07/15/2026	100,000	105,263
Food Retail-0.49%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/2024	100,000	105,250
C&S Group Enterprises LLC, 5.38%, 07/15/2022(b)	100,000	100,750
		206,000
Footwear-0.24%
NIKE, Inc., 2.38%, 11/01/2026	100,000	102,946
Health Care Distributors-0.24%
Cardinal Health, Inc., 3.41%, 06/15/2027	100,000	101,286
Health Care Equipment-0.74%
Becton, Dickinson and Co., 2.89%, 06/06/2022	100,000	101,685
Covidien International Finance SA, 3.20%, 06/15/2022	100,000	103,481
Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	100,000	105,355
		310,521
Health Care Services-1.02%
DaVita, Inc., 5.13%, 07/15/2024	100,000	101,971
Express Scripts Holding Co., 4.50%, 02/25/2026	100,000	110,651
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	100,000	105,179
SSM Health Care Corp., Series A, 3.82%, 06/01/2027	100,000	110,214
		428,015
Homebuilding-0.51%
KB Home, 7.00%, 12/15/2021	100,000	108,838
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	100,000	107,750
		216,588
Hotels, Resorts & Cruise Lines-0.74%
Choice Hotels International, Inc., 5.75%, 07/01/2022	100,000	107,578
Diamond Resorts International, Inc., 7.75%, 09/01/2023(b)	100,000	101,125
NCL Corp. Ltd., 4.75%, 12/15/2021(b)	100,000	101,750
		310,453
Household Appliances-0.27%
Whirlpool Corp., 4.75%, 02/26/2029	100,000	112,616
Household Products-0.49%
Clorox Co. (The), 3.05%, 09/15/2022	100,000	102,833
Procter & Gamble Co. (The), 2.15%, 08/11/2022	100,000	101,237
		204,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Income ETF (IMFI)—(continued)
August 31, 2019
	Principal Amount	Value
Housewares & Specialties-0.25%
Newell Brands, Inc., 4.20%, 04/01/2026	$100,000	$ 103,832
Hypermarkets & Super Centers-0.25%
Costco Wholesale Corp., 2.75%, 05/18/2024	100,000	103,926
Independent Power Producers & Energy Traders-0.75%
AES Corp. (The), 4.88%, 05/15/2023	100,000	101,625
NTPC Ltd. (India), REGS, 4.25%, 02/26/2026(b)	200,000	213,950
		315,575
Industrial Conglomerates-1.48%
3M Co., 2.88%, 10/15/2027	100,000	105,396
General Electric Co.
4.65%, 10/17/2021	100,000	103,603
2.70%, 10/09/2022	100,000	99,386
Honeywell International, Inc., 1.85%, 11/01/2021	100,000	99,912
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 5.88%, 02/01/2022	100,000	102,000
Roper Technologies, Inc., 4.20%, 09/15/2028	100,000	111,124
		621,421
Industrial Machinery-0.24%
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	100,000	102,566
Industrial REITs-0.13%
Prologis L.P., 4.25%, 08/15/2023	50,000	54,119
Insurance Brokers-0.27%
Marsh & McLennan Cos., Inc., 4.38%, 03/15/2029	100,000	114,938
Integrated Oil & Gas-2.17%
ConocoPhillips Holding Co., 6.95%, 04/15/2029	100,000	137,850
Exxon Mobil Corp., 3.04%, 03/01/2026	100,000	106,258
Gazprom OAO Via Gaz Capital S.A. (Russia), 6.51%, 03/07/2022(b)	100,000	108,944
Petroleos Mexicanos (Mexico)
4.88%, 01/24/2022	100,000	101,875
6.50%, 03/13/2027	150,000	154,350
5.35%, 02/12/2028	100,000	94,950
Sinopec Group Overseas Development (2012) Ltd. (China), REGS, 3.90%, 05/17/2022(b)	200,000	207,766
		911,993
Integrated Telecommunication Services-0.52%
AT&T, Inc., 3.40%, 05/15/2025	100,000	104,861
Verizon Communications, Inc., 4.33%, 09/21/2028	100,000	114,872
		219,733
Interactive Media & Services-0.24%
Alphabet, Inc., 2.00%, 08/15/2026	100,000	100,865
Internet & Direct Marketing Retail-0.74%
Booking Holdings, Inc., 3.60%, 06/01/2026	100,000	107,184
eBay, Inc., 2.60%, 07/15/2022	100,000	101,075
QVC, Inc., 4.38%, 03/15/2023	100,000	104,518
		312,777
Internet Services & Infrastructure-0.25%
Cogent Communications Group, Inc., 5.38%, 03/01/2022(b)	100,000	104,250
	Principal Amount	Value
Investment Banking & Brokerage-2.42%
BGC Partners, Inc., 5.38%, 07/24/2023	$100,000	$ 107,791
Charles Schwab Corp. (The), 2.65%, 01/25/2023	100,000	102,467
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	100,000	108,338
MDC - GMTN B.V. (United Arab Emirates)
5.50%, 03/01/2022(b)	250,000	270,770
REGS, 3.75%, 04/19/2029(b)	200,000	221,775
Morgan Stanley, 2.75%, 05/19/2022	100,000	101,755
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	100,000	106,137
		1,019,033
IT Consulting & Other Services-0.26%
International Business Machines Corp., 3.50%, 05/15/2029	100,000	108,589
Life & Health Insurance-1.73%
Athene Global Funding, 3.00%, 07/01/2022(b)	100,000	101,977
Athene Holding Ltd., 4.13%, 01/12/2028	100,000	102,374
Brighthouse Financial, Inc., 3.70%, 06/22/2027	100,000	98,788
MetLife, Inc., Series D, 4.37%, 09/15/2023	100,000	109,166
New York Life Global Funding, 2.88%, 04/10/2024(b)	100,000	103,692
Nuveen Finance, LLC, 4.13%, 11/01/2024(b)	100,000	108,828
Principal Life Global Funding II, 3.00%, 04/18/2026(b)	100,000	104,298
		729,123
Managed Health Care-0.24%
Magellan Health, Inc., 4.90%, 09/22/2024	100,000	100,350
Metal & Glass Containers-0.50%
Ball Corp., 4.00%, 11/15/2023	100,000	105,875
Greif, Inc., 6.50%, 03/01/2027(b)	100,000	105,250
		211,125
Multi-line Insurance-0.75%
Hartford Financial Services Group, Inc. (The), 5.13%, 04/15/2022	100,000	108,332
MassMutual Global Funding II, 2.75%, 06/22/2024(b)	200,000	206,149
		314,481
Multi-Sector Holdings-0.25%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	100,000	106,073
Multi-Utilities-1.02%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), REGS, 4.38%, 06/22/2026(b)	200,000	218,844
NiSource, Inc., 3.49%, 05/15/2027	100,000	106,113
Sempra Energy, 3.40%, 02/01/2028	100,000	104,290
		429,247
Office REITs-0.25%
Office Properties Income Trust, 4.50%, 02/01/2025	100,000	103,413
Office Services & Supplies-0.24%
Pitney Bowes, Inc., 3.88%, 10/01/2021	100,000	100,250
Oil & Gas Equipment & Services-0.85%
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	50,000	51,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Income ETF (IMFI)—(continued)
August 31, 2019
	Principal Amount	Value
Oil & Gas Equipment & Services-(continued)
Halliburton Co., 3.80%, 11/15/2025	$100,000	$ 106,082
Oceaneering International, Inc., 4.65%, 11/15/2024	100,000	96,231
Schlumberger Investment S.A., 3.30%, 09/14/2021(b)	100,000	101,981
		355,611
Oil & Gas Exploration & Production-3.26%
Antero Resources Corp., 5.13%, 12/01/2022	100,000	92,500
Apache Corp., 4.38%, 10/15/2028	100,000	102,666
CNOOC Finance (2012) Ltd. (China), REGS, 3.88%, 05/02/2022(b)	200,000	207,531
Energen Corp., 4.63%, 09/01/2021	100,000	103,768
Extraction Oil & Gas, Inc., 5.63%, 02/01/2026(b)	50,000	33,250
Gulfport Energy Corp., 6.00%, 10/15/2024	100,000	73,250
Indigo Natural Resources LLC, 6.88%, 02/15/2026(b)	100,000	83,000
Laredo Petroleum, Inc., 5.63%, 01/15/2022	100,000	94,250
Murphy Oil Corp., 4.20%, 12/01/2022	100,000	101,500
Oasis Petroleum, Inc., 6.88%, 03/15/2022	100,000	93,500
PT Pertamina (Persero) (Indonesia), 4.88%, 05/03/2022(b)	200,000	211,833
QEP Resources, Inc., 5.25%, 05/01/2023	100,000	88,000
Southwestern Energy Co., 6.20%, 01/23/2025	100,000	88,000
		1,373,048
Oil & Gas Refining & Marketing-3.18%
Bharat Petroleum Corp. Ltd. (India), REGS, 4.00%, 05/08/2025(b)	200,000	210,116
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P., 3.40%, 12/01/2026(b)	100,000	106,323
EnLink Midstream Partners, L.P., 4.15%, 06/01/2025	100,000	95,875
Indian Oil Corp. Ltd. (India), REGS, 5.63%, 08/02/2021(b)	200,000	211,104
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	100,000	103,966
Petroliam Nasional Bhd. (Malaysia)
7.63%, 10/15/2026(b)	100,000	134,191
REGS, 7.63%, 10/15/2026(b)	200,000	268,382
Phillips 66, 4.30%, 04/01/2022	100,000	105,729
Valero Energy Corp., 3.40%, 09/15/2026	100,000	103,584
		1,339,270
Oil & Gas Storage & Transportation-1.96%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	100,000	94,750
Energy Transfer Partners, L.P. / Regency Energy Finance Corp.
5.88%, 03/01/2022	100,000	107,350
4.50%, 11/01/2023	100,000	106,351
EQM Midstream Partners, L.P., 4.75%, 07/15/2023	100,000	100,872
ONEOK, Inc., 4.55%, 07/15/2028	100,000	109,274
Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/2025	100,000	107,299
	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.50%, 09/15/2024(b)	$100,000	$ 98,000
Western Midstream Operating L.P., 4.00%, 07/01/2022	100,000	101,917
		825,813
Other Diversified Financial Services-1.22%
AXA Equitable Holdings, Inc., 4.35%, 04/20/2028	100,000	107,430
ERAC USA Finance LLC, 3.80%, 11/01/2025(b)	100,000	107,626
Huarong Finance II Co., Ltd. (China), REGS, 3.63%, 11/22/2021(b)	200,000	202,746
Washington Prime Group L.P., 6.45%, 08/15/2024	100,000	96,600
		514,402
Packaged Foods & Meats-0.24%
Kraft Heinz Foods Co., 3.50%, 06/06/2022	100,000	102,402
Paper Packaging-0.25%
WRKCo Inc., 3.75%, 03/15/2025	100,000	105,674
Pharmaceuticals-0.49%
Johnson & Johnson, 2.45%, 03/01/2026	100,000	103,236
Merck & Co., Inc., 2.75%, 02/10/2025	100,000	104,148
		207,384
Property & Casualty Insurance-0.52%
Kemper Corp., 4.35%, 02/15/2025	100,000	106,530
Liberty Mutual Group Inc., 4.57%, 02/01/2029(b)	100,000	113,877
		220,407
Railroads-0.78%
Russian Railways Via RZD Capital PLC (Russia), REGS, 5.70%, 04/05/2022(b)	200,000	214,100
Union Pacific Corp., 3.95%, 09/10/2028	100,000	112,531
		326,631
Real Estate Services-0.26%
Newmark Group, Inc., 6.13%, 11/15/2023	100,000	108,661
Regional Banks-1.73%
BB&T Corp., 3.05%, 06/20/2022	100,000	102,620
CIT Group, Inc., 5.00%, 08/15/2022	100,000	106,859
Citizens Financial Group, Inc., 4.30%, 12/03/2025	100,000	108,121
Comerica, Inc., 3.70%, 07/31/2023	100,000	105,778
Huntington Bancshares, Inc., 2.30%, 01/14/2022	100,000	100,506
PNC Financial Services Group, Inc. (The), 3.30%, 03/08/2022	100,000	103,272
SunTrust Bank, 2.80%, 05/17/2022	100,000	101,913
		729,069
Research & Consulting Services-0.24%
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022(b)	100,000	101,000
Retail REITs-0.25%
Simon Property Group L.P., 3.38%, 10/01/2024	100,000	106,281
Security & Alarm Services-0.52%
Empresa de Transporte de Pasajeros Metro S.A. (Chile), 4.75%, 02/04/2024(b)	200,000	217,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Income ETF (IMFI)—(continued)
August 31, 2019
	Principal Amount	Value
Semiconductor Equipment-0.26%
Lam Research Corp., 4.00%, 03/15/2029	$100,000	$ 111,068
Semiconductors-1.01%
Analog Devices, Inc., 3.50%, 12/05/2026	100,000	105,472
Intel Corp., 3.70%, 07/29/2025	100,000	109,169
Marvell Technology Group Ltd., 4.20%, 06/22/2023	100,000	105,571
Xilinx, Inc., 2.95%, 06/01/2024	100,000	103,155
		423,367
Soft Drinks-0.25%
Coca-Cola Co. (The), 2.88%, 10/27/2025	100,000	105,437
Sovereign Debt-9.15%
Abu Dhabi Government International Bond (United Arab Emirates), REGS, 2.50%, 10/11/2022(b)	200,000	203,392
Brazilian Government International Bond (Brazil)
6.00%, 04/07/2026	200,000	234,334
4.63%, 01/13/2028	200,000	215,352
Export-Import Bank of China (The) (China), REGS, 2.63%, 03/14/2022(b)	200,000	202,055
Hungary Government International Bond (Hungary), 5.38%, 02/21/2023	100,000	110,414
Indonesia Government International Bond (Indonesia)
3.75%, 04/25/2022(b)	200,000	206,510
5.88%, 01/15/2024(b)	200,000	226,753
Mexico Government International Bond (Mexico)
4.00%, 10/02/2023	200,000	211,755
4.15%, 03/28/2027	200,000	213,802
Morocco Government International Bond (Morocco), 4.25%, 12/11/2022(b)	200,000	210,217
Republic of Poland Government International Bond (Poland)
5.00%, 03/23/2022	100,000	107,847
3.00%, 03/17/2023	100,000	103,981
4.00%, 01/22/2024	100,000	108,988
3.25%, 04/06/2026	150,000	161,145
Republic of South Africa Government International Bond (South Africa), 5.88%, 05/30/2022	100,000	107,162
Russian Foreign Bond - Eurobond (Russia)
4.88%, 09/16/2023(b)	200,000	218,839
REGS, 4.50%, 04/04/2022(b)	200,000	212,033
Turkey Government International Bond (Turkey)
6.25%, 09/26/2022	200,000	202,386
5.75%, 03/22/2024	200,000	195,207
4.88%, 10/09/2026	200,000	179,629
Vietnam Government International Bond (Vietnam), 4.80%, 11/19/2024(b)	200,000	217,634
		3,849,435
Specialized Finance-0.26%
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	100,000	108,568
Specialized REITs-0.25%
LifeStorage L.P., 3.50%, 07/01/2026	100,000	103,681
Specialty Chemicals-1.31%
Ashland LLC, 4.75%, 08/15/2022	100,000	105,471
	Principal Amount	Value
Specialty Chemicals-(continued)
Cornerstone Chemical Co., 6.75%, 08/15/2024(b)	$100,000	$ 92,500
Ecolab, Inc., 4.35%, 12/08/2021	100,000	105,171
PPG Industries, Inc., 3.75%, 03/15/2028	100,000	109,661
Rohm & Haas Co., 7.85%, 07/15/2029	100,000	136,369
		549,172
Specialty Stores-0.21%
Signet UK Finance PLC, 4.70%, 06/15/2024	100,000	87,000
Steel-0.25%
Nucor Corp., 4.13%, 09/15/2022	100,000	105,484
Systems Software-0.48%
Oracle Corp., 1.90%, 09/15/2021	100,000	100,024
Symantec Corp., 5.00%, 04/15/2025(b)	100,000	100,731
		200,755
Technology Distributors-0.49%
Anixter, Inc., 5.13%, 10/01/2021	100,000	104,875
Tech Data Corp., 3.70%, 02/15/2022	100,000	102,596
		207,471
Technology Hardware, Storage & Peripherals-0.99%
Apple, Inc., 2.40%, 05/03/2023	100,000	102,176
EMC Corp., 3.38%, 06/01/2023	100,000	99,199
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	100,000	110,810
Seagate HDD Cayman, 4.75%, 01/01/2025	100,000	104,157
		416,342
Textiles-0.26%
Cintas Corp. No. 2, 3.70%, 04/01/2027	100,000	109,926
Thrifts & Mortgage Finance-0.26%
MGIC Investment Corp., 5.75%, 08/15/2023	100,000	109,625
Tires & Rubber-0.24%
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/2023	100,000	101,625
Tobacco-0.24%
Philip Morris International, Inc., 2.88%, 05/01/2024	100,000	102,691
Trading Companies & Distributors-0.25%
Aircastle Ltd., 4.40%, 09/25/2023	100,000	105,729
Trucking-0.24%
Aviation Capital Group LLC, 2.88%, 01/20/2022(b)	100,000	101,532
Total U.S. Dollar Denominated Bonds & Notes (Cost $29,697,256)		30,997,062
U.S. Government Sponsored Agency Mortgage-Backed Securities-24.83%
Federal Home Loan Mortgage Corp. (FHLMC)-10.31%
4.00%, 11/01/2044	115,978	123,068
3.50%, 06/01/2047	81,125	84,212
4.00%, 08/01/2047	156,975	164,788
3.00%, 12/01/2047	178,131	183,006
3.50%, 12/01/2047	86,993	90,035
3.00%, 01/01/2048	180,099	185,003
3.00%, 02/01/2048	180,364	185,119
3.50%, 02/01/2048	174,367	180,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Multi-Factor Income ETF (IMFI)—(continued)
August 31, 2019
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)-(continued)
3.50%, 02/01/2048	$179,166	$ 185,313
3.50%, 03/01/2048	177,645	183,723
3.50%, 04/01/2048	180,715	186,960
3.50%, 05/01/2048	181,277	187,441
3.50%, 05/01/2048	181,257	187,440
3.50%, 06/01/2048	179,053	184,792
3.50%, 08/01/2048	177,236	183,018
4.00%, 08/01/2048	91,389	96,484
4.50%, 08/01/2048	358,553	390,143
4.50%, 09/01/2048	80,238	84,557
4.00%, 10/01/2048	171,552	178,236
4.00%, 10/01/2048	175,585	183,348
4.00%, 11/01/2048	171,293	177,958
4.00%, 12/01/2048	211,308	219,730
4.00%, 01/01/2049	165,981	172,277
5.00%, 02/01/2049	41,879	44,707
4.00%, 03/01/2049	188,611	196,131
4.00%, 07/01/2049	98,447	102,417
		4,340,510
Federal National Mortgage Association (FNMA)-14.09%
3.50%, 07/01/2047	82,936	86,009
4.00%, 08/01/2047	85,138	89,538
3.50%, 11/01/2047	86,067	89,157
3.50%, 11/01/2047	176,855	183,022
4.00%, 11/01/2047	80,892	84,828
3.50%, 12/01/2047	86,055	89,101
4.00%, 12/01/2047	80,425	84,315
3.00%, 01/01/2048	180,060	184,801
3.50%, 01/01/2048	178,948	185,187
3.50%, 02/01/2048	179,531	185,781
4.00%, 02/01/2048	83,391	87,250
3.50%, 03/01/2048	178,845	185,292
3.50%, 04/01/2048	180,344	186,645
3.50%, 05/01/2048	180,831	186,979
4.00%, 05/01/2048	84,754	88,527
3.50%, 06/01/2048	90,143	93,187
4.50%, 06/01/2048	344,495	365,446
3.50%, 07/01/2048	181,574	187,131
4.00%, 07/01/2048	85,447	88,980
3.50%, 08/01/2048	179,338	184,459
	Principal Amount	Value
Federal National Mortgage Association (FNMA)-(continued)
4.00%, 08/01/2048	$85,009	$ 88,387
4.00%, 08/01/2048	183,079	190,032
4.50%, 08/01/2048	157,785	166,232
3.50%, 09/01/2048	180,501	186,234
4.00%, 09/01/2048	85,953	89,536
4.00%, 09/01/2048	84,474	87,758
4.00%, 09/01/2048	175,783	183,313
4.50%, 09/01/2048	79,081	83,429
3.50%, 10/01/2048	88,344	91,132
4.00%, 10/01/2048	172,281	179,046
4.00%, 10/01/2048	92,863	98,130
3.50%, 11/01/2048	322,317	331,495
4.00%, 11/01/2048	174,262	181,305
4.50%, 11/01/2048	84,911	89,553
4.50%, 11/01/2048	172,603	181,955
5.00%, 11/01/2048	188,265	210,097
3.50%, 12/01/2048	93,004	95,936
4.00%, 12/01/2048	173,789	180,586
4.00%, 04/01/2049	189,226	196,415
4.00%, 06/01/2049	97,480	101,421
		5,927,627
Thrifts & Mortgage Finance-0.43%
Federal National Mortgage Association, 3.50%, 02/01/2048	176,033	182,208
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $10,079,623)		10,450,345
	Shares
Money Market Funds-0.78%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $327,593)	327,593	327,593
TOTAL INVESTMENTS IN SECURITIES-99.26% (Cost $40,104,472)		41,775,000
OTHER ASSETS LESS LIABILITIES-0.74%		312,747
NET ASSETS-100.00%		$ 42,087,747

Investment Abbreviations:
REGS	-Regulation S
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $10,344,909, which represented 24.58% of the Fund’s Net Assets.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

(This Page Intentionally Left Blank)

71

Statements of Assets and Liabilities
August 31, 2019
	Invesco Corporate Income Defensive ETF (IHYD)	Invesco Corporate Income Value ETF (IHYV)	Invesco Emerging Markets Debt Defensive ETF (IEMD)	Invesco Emerging Markets Debt Value ETF (IEMV)
Assets:
Unaffiliated investments in securities, at value(a)	$12,564,494	$11,893,534	$24,487,069	$39,344,439
Affiliated investments in securities, at value	565,226	1,361,010	60,241	26,909
Cash	-	-	3,875	-
Receivable for:
Dividends and interest	177,750	202,607	288,931	478,720
Securities lending	148	733	-	-
Investments sold	281,276	905,665	1,559,437	674,755
Total assets	13,588,894	14,363,549	26,399,553	40,524,823
Liabilities:
Payable for:
Investments purchased	251,153	824,903	618,946	446,654
Collateral upon return of securities loaned	455,316	1,275,992	-	-
Accrued unitary management fees	2,491	2,371	6,315	9,796
Accrued expenses	3,052	3,048	3,171	3,297
Total liabilities	712,012	2,106,314	628,432	459,747
Net Assets	$12,876,882	$12,257,235	$25,771,121	$40,065,076
Net assets consist of:
Shares of beneficial interest	$12,514,097	$12,520,168	$25,018,757	$ 37,527,850
Distributable earnings	362,785	(262,933)	752,364	2,537,226
Net Assets	$12,876,882	$12,257,235	$25,771,121	$40,065,076
Shares outstanding (unlimited amount authorized, $0.01 par value)	500,001	500,001	1,000,001	1,500,001
Net asset value	$ 25.75	$ 24.51	$ 25.77	$ 26.71
Market price	$ 25.88	$ 24.57	$ 25.95	$ 26.88
Unaffiliated investments in securities, at cost	$12,247,110	$11,999,678	$ 23,975,088	$37,165,219
Affiliated investments in securities, at cost	$ 565,226	$ 1,361,007	$ 60,241	$ 26,909
(a)Includes securities on loan with an aggregate value of:	$ 441,100	$ 1,171,015	$ -	$ -
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco Investment Grade Defensive ETF (IIGD)	Invesco Investment Grade Value ETF (IIGV)	Invesco Multi-Factor Core Fixed Income ETF (IMFC)	Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)	Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)	Invesco Multi-Factor Income ETF (IMFI)

$65,317,370	$40,258,296	$26,379,869	$52,012,412	$20,687,540	$41,447,407
257,858	1,517,846	174,352	524,181	14,648	327,593
-	-	-	-	-	-

543,116	417,170	140,820	472,843	130,486	415,901
70	375	15	269	-	-
3,120,104	3,391,019	522,773	1,506,765	661,903	1,278,672
69,238,518	45,584,706	27,217,829	54,516,470	21,494,577	43,469,573

3,409,991	1,877,133	713,425	933,884	893,534	1,372,488
74,041	1,468,180	96,050	506,423	-	-
7,179	4,545	2,670	7,160	2,222	6,018
3,042	3,019	3,174	3,417	3,124	3,320
3,494,253	3,352,877	815,319	1,450,884	898,880	1,381,826
$65,744,265	$42,231,829	$26,402,510	$53,065,586	$ 20,595,697	$ 42,087,747

$64,663,860	$40,840,154	$ 25,000,284	$50,020,273	$ 19,999,958	$39,999,838
1,080,405	1,391,675	1,402,226	3,045,313	595,739	2,087,909
$65,744,265	$42,231,829	$26,402,510	$53,065,586	$ 20,595,697	$ 42,087,747
2,500,001	1,550,001	1,000,001	2,000,001	800,001	1,600,001
$ 26.30	$ 27.25	$ 26.40	$ 26.53	$ 25.74	$ 26.30
$ 26.37	$ 27.32	$ 26.47	$ 26.62	$ 25.75	$ 26.30
$64,281,202	$39,075,422	$25,260,170	$49,514,148	$ 20,213,985	$39,776,879
$ 257,858	$ 1,517,846	$ 174,352	$ 524,181	$ 14,648	$ 327,593
$ 71,575	$ 1,042,270	$ 92,082	$ 490,902	$ -	$ -

73

Statements of Operations
For the year ended August 31, 2019
	Invesco Corporate Income Defensive ETF (IHYD)	Invesco Corporate Income Value ETF (IHYV)	Invesco Emerging Markets Debt Defensive ETF (IEMD)	Invesco Emerging Markets Debt Value ETF (IEMV)
Investment income:
Unaffiliated interest income	$578,187	$ 802,497	$ 907,603	$1,743,357
Affiliated dividend income	2,197	1,306	1,980	3,303
Securities lending income	1,579	6,147	45	3
Foreign witholding tax	-	-	-	-
Total investment income	581,963	809,950	909,628	1,746,663
Expenses:
Unitary management fees	28,966	28,213	73,031	110,102
Proxy fees	3,052	3,048	3,171	3,297
Total expenses	32,018	31,261	76,202	113,399
Less: Waivers	(181)	(108)	(162)	(270)
Net expenses	31,837	31,153	76,040	113,129
Net investment income	550,126	778,797	833,588	1,633,534
Realized and unrealized gain (loss) from:
Net realized gain (loss) from investments	46,395	(142,003)	270,627	379,124
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	269,832	(126,298)	612,214	2,991,361
Affiliated investment securities	-	3	-	-
Change in unrealized appreciation (depreciation)	269,832	(126,295)	612,214	2,991,361
Net realized and unrealized gain (loss)	316,227	(268,298)	882,841	3,370,485
Net increase in net assets resulting from operations	$866,353	$ 510,499	$1,716,429	$ 5,004,019

(a)	For the period December 4, 2018 (commencement of investment operations) through August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Investment Grade Defensive ETF (IIGD)	Invesco Investment Grade Value ETF (IIGV)	Invesco Multi-Factor Core Fixed Income ETF (IMFC)	Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)	Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)(a)	Invesco Multi-Factor Income ETF (IMFI)(a)

$ 422,801	$ 404,041	$ 804,463	$1,930,888	$ 445,213	$1,256,760
6,028	3,765	1,819	3,214	2,471	7,058
346	1,368	251	2,740	-	-
-	-	-	-	(362)	(824)
429,175	409,174	806,533	1,936,842	447,322	1,262,994

20,574	15,361	30,457	81,201	17,970	48,399
3,042	3,019	3,174	3,417	3,124	3,320
23,616	18,380	33,631	84,618	21,094	51,719
(472)	(411)	(151)	(270)	(138)	(409)
23,144	17,969	33,480	84,348	20,956	51,310
406,031	391,205	773,053	1,852,494	426,366	1,211,684

88,412	233,101	290,840	549,389	127,981	432,541

1,006,262	1,141,284	1,005,562	2,355,252	473,555	1,670,528
-	-	-	-	-	-
1,006,262	1,141,284	1,005,562	2,355,252	473,555	1,670,528
1,094,674	1,374,385	1,296,402	2,904,641	601,536	2,103,069
$ 1,500,705	$1,765,590	$2,069,455	$4,757,135	$1,027,902	$3,314,753

75

Statements of Changes in Net Assets
For the year ended August 31, 2019 and the period ended August 31, 2018
	Invesco Corporate Income Defensive ETF (IHYD)		Invesco Corporate Income Value ETF (IHYV)
	2019	2018 (a)	2019	2018 (a)
Operations:
Net investment income	$ 550,126	$ 53,409	$ 778,797	$ 77,703
Net realized gain (loss)	46,395	2,648	(142,003)	(14,794)
Change in net unrealized appreciation (depreciation)	269,832	47,552	(126,295)	20,154
Net increase (decrease) in net assets resulting from operations	866,353	103,609	510,499	83,063
Distributions to Shareholders from:
Distributable earnings	(577,307)	(29,870)	(812,540)	(43,955)
Shareholder Transactions:
Proceeds from shares sold	-	12,500,025	-	12,500,025
Transaction fees	-	14,072	-	20,143
Net increase in net assets resulting from share transactions	-	12,514,097	-	12,520,168
Net increase (decrease) in net assets	289,046	12,587,836	(302,041)	12,559,276
Net assets:
Beginning of period	12,587,836	-	12,559,276	-
End of period	$12,876,882	$12,587,836	$12,257,235	$12,559,276
Changes in Shares Outstanding:
Shares sold	-	500,001	-	500,001
Shares outstanding, beginning of period	500,001	-	500,001	-
Shares outstanding, end of period	500,001	500,001	500,001	500,001

(a)	For the period July 23, 2018 (commencement of investment operations) through August 31, 2018.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Emerging Markets Debt Defensive ETF (IEMD)		Invesco Emerging Markets Debt Value ETF (IEMV)		Invesco Investment Grade Defensive ETF (IIGD)
2019	2018 (a)	2019	2018 (a)	2019	2018 (a)

$ 833,588	$ 80,827	$ 1,633,534	$ 166,721	$ 406,031	$ 20,671
270,627	(35,695)	379,124	(14,534)	88,412	2,018
612,214	(100,233)	2,991,361	(812,141)	1,006,262	29,906
1,716,429	(55,101)	5,004,019	(659,954)	1,500,705	52,595

(863,374)	(45,590)	(1,715,939)	(90,900)	(461,165)	(11,730)

-	25,000,025	-	37,500,025	58,268,165	6,250,025
-	18,732	-	27,825	145,670	-
-	25,018,757	-	37,527,850	58,413,835	6,250,025
853,055	24,918,066	3,288,080	36,776,996	59,453,375	6,290,890

24,918,066	-	36,776,996	-	6,290,890	-
$25,771,121	$24,918,066	$40,065,076	$36,776,996	$65,744,265	$6,290,890

-	1,000,001	-	1,500,001	2,250,000	250,001
1,000,001	-	1,500,001	-	250,001	-
1,000,001	1,000,001	1,500,001	1,500,001	2,500,001	250,001

77

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019 and the period ended August 31, 2018
	Invesco Investment Grade Value ETF (IIGV)		Invesco Multi-Factor Core Fixed Income ETF (IMFC)
	2019	2018 (a)	2019	2018 (a)
Operations:
Net investment income	$ 391,205	$ 24,608	$ 773,053	$ 81,175
Net realized gain	233,101	4,976	290,840	3,057
Change in net unrealized appreciation	1,141,284	41,590	1,005,562	114,137
Net increase in net assets resulting from operations	1,765,590	71,174	2,069,455	198,369
Distributions to Shareholders from:
Distributable earnings	(431,081)	(14,008)	(821,048)	(44,550)
Shareholder Transactions:
Proceeds from shares sold	34,507,192	6,250,025	-	25,000,025
Transaction fees	82,937	-	-	259
Net increase in net assets resulting from share transactions	34,590,129	6,250,025	-	25,000,284
Net increase in net assets	35,924,638	6,307,191	1,248,407	25,154,103
Net assets:
Beginning of period	6,307,191	-	25,154,103	-
End of period	$42,231,829	$6,307,191	$26,402,510	$25,154,103
Changes in Shares Outstanding:
Shares sold	1,300,000	250,001	-	1,000,001
Shares outstanding, beginning of period	250,001	-	1,000,001	-
Shares outstanding, end of period	1,550,001	250,001	1,000,001	1,000,001

(a)	For the period July 23, 2018 (commencement of investment operations) through August 31, 2018.
(b)	For the period December 4, 2018 (commencement of investment operations) through August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)		Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)	Invesco Multi-Factor Income ETF (IMFI)
2019	2018 (a)	2019 (b)	2019 (b)

$ 1,852,494	$ 188,171	$ 426,366	$ 1,211,684
549,389	2,474	127,981	432,541
2,355,252	143,012	473,555	1,670,528
4,757,135	333,657	1,027,902	3,314,753

(1,941,359)	(104,120)	(432,230)	(1,227,031)

-	50,000,025	20,000,025	40,000,025
-	20,248	-	-
-	50,020,273	20,000,025	40,000,025
2,815,776	50,249,810	20,595,697	42,087,747

50,249,810	-	-	-
$53,065,586	$50,249,810	$20,595,697	$42,087,747

-	2,000,001	800,001	1,600,001
2,000,001	-	-	-
2,000,001	2,000,001	800,001	1,600,001

79

Financial Highlights
Invesco Corporate Income Defensive ETF (IHYD)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.18	$ 25.00
Net investment income(b)	1.10	0.11
Net realized and unrealized gain on investments	0.63	0.10
Total from investment operations	1.73	0.21
Distributions to shareholders from:
Net investment income	(1.15)	(0.06)
Net realized gains	(0.01)	-
Total distributions	(1.16)	(0.06)
Transaction fees(b)	-	0.03
Net asset value at end of period	$ 25.75	$ 25.18
Market price at end of period(c)	$ 25.88	$ 25.18
Net Asset Value Total Return(d)	7.07%	0.96% (e)
Market Price Total Return(d)	7.60%	0.96% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,877	$12,588
Ratio to average net assets of:
Expenses	0.25% (f)	0.23% (g)
Net investment income	4.37% (f)	4.08% (g)
Portfolio turnover rate(h)	78%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.84%. The market price total return from Fund Inception to August 31, 2018 was 1.04%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Financial Highlights—(continued)
Invesco Corporate Income Value ETF (IHYV)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.12	$ 25.00
Net investment income(b)	1.56	0.16
Net realized and unrealized gain (loss) on investments	(0.54)	0.01
Total from investment operations	1.02	0.17
Distributions to shareholders from:
Net investment income	(1.63)	(0.09)
Transaction fees(b)	-	0.04
Net asset value at end of period	$ 24.51	$ 25.12
Market price at end of period(c)	$ 24.57	$ 25.13
Net Asset Value Total Return(d)	4.28%	0.83% (e)
Market Price Total Return(d)	4.50%	0.87% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$12,257	$12,559
Ratio to average net assets of:
Expenses	0.25% (f)	0.23% (g)
Net investment income	6.35% (f)	5.95% (g)
Portfolio turnover rate(h)	114%	14%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.71%. The market price total return from Fund Inception to August 31, 2018 was 0.91%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Financial Highlights—(continued)
Invesco Emerging Markets Debt Defensive ETF (IEMD)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.92	$ 25.00
Net investment income(b)	0.83	0.08
Net realized and unrealized gain (loss) on investments	0.88	(0.13)
Total from investment operations	1.71	(0.05)
Distributions to shareholders from:
Net investment income	(0.86)	(0.05)
Transaction fees(b)	-	0.02
Net asset value at end of period	$ 25.77	$ 24.92
Market price at end of period(c)	$ 25.95	$ 24.94
Net Asset Value Total Return(d)	7.02%	(0.14)% (e)
Market Price Total Return(d)	7.67%	(0.06)% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$25,771	$24,918
Ratio to average net assets of:
Expenses	0.30% (f)	0.29% (g)
Net investment income	3.31% (f)	3.11% (g)
Portfolio turnover rate(h)	110%	47%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was (0.10)%. The market price total return from Fund Inception to August 31, 2018 was (0.06)%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Financial Highlights—(continued)
Invesco Emerging Markets Debt Value ETF (IEMV)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.52	$ 25.00
Net investment income(b)	1.09	0.11
Net realized and unrealized gain (loss) on investments	2.24	(0.55)
Total from investment operations	3.33	(0.44)
Distributions to shareholders from:
Net investment income	(1.14)	(0.06)
Transaction fees(b)	-	0.02
Net asset value at end of period	$ 26.71	$ 24.52
Market price at end of period(c)	$ 26.88	$ 24.53
Net Asset Value Total Return(d)	13.97%	(1.68)% (e)
Market Price Total Return(d)	14.64%	(1.64)% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$40,065	$36,777
Ratio to average net assets of:
Expenses	0.30% (f)	0.29% (g)
Net investment income	4.30% (f)	4.31% (g)
Portfolio turnover rate(h)	96%	42%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was (1.72)%. The market price total return from Fund Inception to August 31, 2018 was (1.75)%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Investment Grade Defensive ETF (IIGD)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.16	$ 25.00
Net investment income(b)	0.66	0.08
Net realized and unrealized gain on investments	1.03	0.13
Total from investment operations	1.69	0.21
Distributions to shareholders from:
Net investment income	(0.78)	(0.05)
Net realized gains	(0.01)	-
Total distributions	(0.79)	(0.05)
Transaction fees(b)	0.24	-
Net asset value at end of period	$ 26.30	$25.16
Market price at end of period(c)	$ 26.37	$25.17
Net Asset Value Total Return(d)	7.81%	0.83% (e)
Market Price Total Return(d)	8.05%	0.87% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$65,744	$6,291
Ratio to average net assets of:
Expenses, after Waivers	0.15% (f)	0.12% (g)
Expenses, prior to Waivers	0.15% (f)	0.13% (g)
Net investment income	2.57% (f)	3.16% (g)
Portfolio turnover rate(h)	71%	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.67%. The market price total return from Fund Inception to August 31, 2018 was 0.83%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Investment Grade Value ETF (IIGV)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.23	$ 25.00
Net investment income(b)	0.86	0.10
Net realized and unrealized gain on investments	1.95	0.19
Total from investment operations	2.81	0.29
Distributions to shareholders from:
Net investment income	(0.95)	(0.06)
Net realized gains	(0.02)	-
Total distributions	(0.97)	(0.06)
Transaction fees(b)	0.18	-
Net asset value at end of period	$ 27.25	$25.23
Market price at end of period(c)	$ 27.32	$25.23
Net Asset Value Total Return(d)	12.23%	1.14% (e)
Market Price Total Return(d)	12.51%	1.14% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,232	$6,307
Ratio to average net assets of:
Expenses, after Waivers	0.15% (f)	0.13% (g)
Expenses, prior to Waivers	0.16% (f)	0.13% (g)
Net investment income	3.31% (f)	3.76% (g)
Portfolio turnover rate(h)	112%	16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.78%. The market price total return from Fund Inception to August 31, 2018 was 0.78%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights—(continued)
Invesco Multi-Factor Core Fixed Income ETF (IMFC)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.15	$ 25.00
Net investment income(b)	0.77	0.08
Net realized and unrealized gain on investments	1.30	0.11
Total from investment operations	2.07	0.19
Distributions to shareholders from:
Net investment income	(0.82)	(0.04)
Transaction fees(b)	-	0.00 (c)
Net asset value at end of period	$ 26.40	$ 25.15
Market price at end of period(d)	$ 26.47	$ 25.15
Net Asset Value Total Return(e)	8.43%	0.78% (f)
Market Price Total Return(e)	8.71%	0.78% (f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$26,403	$25,154
Ratio to average net assets of:
Expenses, after Waivers	0.13% (g)	0.11% (h)
Expenses, prior to Waivers	0.13% (g)	0.12% (h)
Net investment income	3.05% (g)	3.11% (h)
Portfolio turnover rate(i)	62%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.58%. The market price total return from Fund Inception to August 31, 2018 was 0.74%.
(g)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)
	Year Ended August 31, 2019	For the Period July 23, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.12	$ 25.00
Net investment income(b)	0.93	0.09
Net realized and unrealized gain on investments	1.45	0.07
Total from investment operations	2.38	0.16
Distributions to shareholders from:
Net investment income	(0.97)	(0.05)
Transaction fees(b)	-	0.01
Net asset value at end of period	$ 26.53	$ 25.12
Market price at end of period(c)	$ 26.62	$ 25.12
Net Asset Value Total Return(d)	9.73%	0.69% (e)
Market Price Total Return(d)	10.11%	0.69% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$53,066	$50,250
Ratio to average net assets of:
Expenses, after Waivers	0.17% (f)	0.15% (g)
Expenses, prior to Waivers	0.17% (f)	0.16% (g)
Net investment income	3.65% (f)	3.60% (g)
Portfolio turnover rate(h)	69%	9%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (July 25, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.49%. The market price total return from Fund Inception to August 31, 2018 was 0.53%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)
For the Period December 4, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.53
Net realized and unrealized gain on investments	0.75
Total from investment operations	1.28
Distributions to shareholders from:
Net investment income	(0.54)
Net asset value at end of period	$ 25.74
Market price at end of period(c)	$ 25.75
Net Asset Value Total Return(d)	5.17% (e)
Market Price Total Return(d)	5.21% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,596
Ratio to average net assets of:
Expenses	0.14% (f)
Net investment income	2.83% (f)
Portfolio turnover rate(g)	52%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 06, 2018, the first day of trading on the exchange) to August 31, 2019 was 5.09%. The market price total return from Fund Inception to August 31, 2019 was 4.84%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.02%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights—(continued)
Invesco Multi-Factor Income ETF (IMFI)
For the Period December 4, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.76
Net realized and unrealized gain on investments	1.31
Total from investment operations	2.07
Distributions to shareholders from:
Net investment income	(0.77)
Net asset value at end of period	$ 26.30
Market price at end of period(c)	$ 26.30
Net Asset Value Total Return(d)	8.39% (e)
Market Price Total Return(d)	8.39% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$42,088
Ratio to average net assets of:
Expenses	0.17% (f)
Net investment income	3.98% (f)
Portfolio turnover rate(g)	64%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 06, 2018, the first day of trading on the exchange) to August 31, 2019 was 8.48%. The market price total return from Fund Inception to August 31, 2019 was 9.39%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements
Invesco Exchange-Traded Self-Indexed Fund Trust
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco Corporate Income Defensive ETF (IHYD)	"Corporate Income Defensive ETF"
Invesco Corporate Income Value ETF (IHYV)	"Corporate Income Value ETF"
Invesco Emerging Markets Debt Defensive ETF (IEMD)	"Emerging Markets Debt Defensive ETF"
Invesco Emerging Markets Debt Value ETF (IEMV)	"Emerging Markets Debt Value ETF"
Invesco Investment Grade Defensive ETF (IIGD)	"Investment Grade Defensive ETF"
Invesco Investment Grade Value ETF (IIGV)	"Investment Grade Value ETF"
Invesco Multi-Factor Core Fixed Income ETF (IMFC)	"Multi-Factor Core Fixed Income ETF"
Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)	"Multi-Factor Core Plus Fixed Income ETF"
Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)*	"Multi-Factor Defensive Core Fixed Income ETF"
Invesco Multi-Factor Income ETF (IMFI)*	"Multi-Factor Income ETF"

*	Commenced operations on December 4, 2018.
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Multi-Factor Defensive Core Fixed Income ETF and Multi-Factor Income ETF, Shares of which are listed and traded on Cboe BZX Exchange, Inc.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.
The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective Index listed below (each, an “Underlying Index”):
Fund	Underlying Index
Corporate Income Defensive ETF	Invesco High Yield Defensive Index
Corporate Income Value ETF	Invesco High Yield Value Index
Emerging Markets Debt Defensive ETF	Invesco Emerging Markets Debt Defensive Index
Emerging Markets Debt Value ETF	Invesco Emerging Markets Debt Value Index
Investment Grade Defensive ETF	Invesco Investment Grade Defensive Index
Investment Grade Value ETF	Invesco Investment Grade Value Index
Multi-Factor Core Fixed Income ETF	Invesco Multi-Factor Core Index
Multi-Factor Core Plus Fixed Income ETF	Invesco Multi-Factor Core Plus Index
Multi-Factor Defensive Core Fixed Income ETF	Invesco Multi-Factor Defensive Core Index
Multi-Factor Income ETF	Invesco Multi-Factor Income Index
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day.

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Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain

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trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between each Fund and conventional ETFs.
Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s changes to the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market- making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.
Emerging Markets Sovereign Debt Risk. For certain Funds, government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.
Foreign Investment Risk. For certain Funds, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be exacerbated in emerging market countries. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry

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or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.
Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.
U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Valuation Risk. For certain Funds, Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.
C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net

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of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex- dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses (as set forth in the Investment Advisory Agreement).
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

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and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.
J.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
K.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the year ended August 31, 2018, distributions from distributable earnings consisted of distributions from net investment income.

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NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.
Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:
Unitary Management Fees (as a % of Net Assets)
Corporate Income Defensive ETF	0.23%
Corporate Income Value ETF	0.23%
Emerging Markets Debt Defensive ETF	0.29%
Emerging Markets Debt Value ETF	0.29%
Investment Grade Defensive ETF	0.13%
Investment Grade Value ETF	0.13%
Multi-Factor Core Fixed Income ETF	0.12%
Multi-Factor Core Plus Fixed Income ETF	0.16%
Multi-Factor Defensive Core Fixed Income ETF	0.12%
Multi-Factor Income ETF	0.16%
Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.
For fiscal year ended August 31, 2019, the Adviser waived fees for each Fund in the following amounts:
Corporate Income Defensive ETF	$181
Corporate Income Value ETF	108
Emerging Markets Debt Defensive ETF	162
Emerging Markets Debt Value ETF	270
Investment Grade Defensive ETF	472
Investment Grade Value ETF	411
Multi-Factor Core Fixed Income ETF	151
Multi-Factor Core Plus Fixed Income ETF	270
Multi-Factor Defensive Core Fixed Income ETF*	138
Multi-Factor Income ETF*	409

*	For the period December 4, 2018 (commencement of investment operations) through August 31, 2019.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).
Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

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prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Corporate Income Defensive ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$12,564,494	$-	$12,564,494
Money Market Funds	565,226	-	-	565,226
Total Investments	$ 565,226	$12,564,494	$-	$13,129,720
Corporate Income Value ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$11,893,534	$-	$11,893,534
Money Market Funds	1,361,010	-	-	1,361,010
Total Investments	$1,361,010	$11,893,534	$-	$13,254,544
Emerging Markets Debt Defensive ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$24,487,069	$-	$24,487,069
Money Market Funds	60,241	-	-	60,241
Total Investments	$ 60,241	$24,487,069	$-	$24,547,310
Emerging Markets Debt Value ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$39,344,439	$-	$39,344,439
Money Market Funds	26,909	-	-	26,909
Total Investments	$ 26,909	$39,344,439	$-	$39,371,348
Investment Grade Defensive ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$65,317,370	$-	$65,317,370
Money Market Funds	257,858	-	-	257,858
Total Investments	$ 257,858	$65,317,370	$-	$65,575,228
Investment Grade Value ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$40,258,296	$-	$40,258,296
Money Market Funds	1,517,846	-	-	1,517,846
Total Investments	$1,517,846	$40,258,296	$-	$41,776,142
Multi-Factor Core Fixed Income ETF
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$ -	$10,514,251	$-	$10,514,251
U.S. Dollar Denominated Bonds & Notes	-	7,969,964	-	7,969,964
U.S. Treasury Securities	-	7,895,654	-	7,895,654
Money Market Funds	174,352	-	-	174,352
Total Investments	$ 174,352	$26,379,869	$-	$26,554,221

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	Level 1	Level 2	Level 3	Total
Multi-Factor Core Plus Fixed Income ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$36,102,226	$-	$36,102,226
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	10,577,709	-	10,577,709
U.S. Treasury Securities	-	5,332,477	-	5,332,477
Money Market Funds	524,181	-	-	524,181
Total Investments	$ 524,181	$52,012,412	$-	$52,536,593
Multi-Factor Defensive Core Fixed Income ETF
Investments in Securities
U.S. Treasury Securities	$ -	$11,265,104	$-	$11,265,104
U.S. Dollar Denominated Bonds & Notes	-	5,304,469	-	5,304,469
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	4,117,967	-	4,117,967
Money Market Funds	14,648	-	-	14,648
Total Investments	$ 14,648	$20,687,540	$-	$20,702,188
Multi-Factor Income ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$30,997,062	$-	$30,997,062
U.S. Government Sponsored Agency Mortgage-Backed Securities	-	10,450,345	-	10,450,345
Money Market Funds	327,593	-	-	327,593
Total Investments	$ 327,593	$41,447,407	$-	$ 41,775,000
NOTE 5—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended August 31,2019, the Period December 4, 2018 (commencement of investment operations) through August 31, 2019, (for Multi-Factor Defensive Core Fixed Income ETF and Multi Factor Income ETF) and the Period July 23, 2018 (commencement of investment operations) through August 31, 2018 (excluding Multi-Factor Defensive Core Fixed Income ETF and Multi Factor Income ETF):
	2019	2018
	Ordinary Income	Ordinary Income
Corporate Income Defensive ETF	$ 577,307	$ 29,870
Corporate Income Value ETF	812,540	43,955
Emerging Markets Debt Defensive ETF	863,374	45,590
Emerging Markets Debt Value ETF	1,715,939	90,900
Investment Grade Defensive ETF	461,165	11,730
Investment Grade Value ETF	431,081	14,008
Multi-Factor Core Fixed Income ETF	821,048	44,550
Multi-Factor Core Plus Fixed Income ETF	1,941,359	104,120
Multi-Factor Defensive Core Fixed Income ETF	432,230	-
Multi-Factor Income ETF	1,227,031	-
Tax Components of Net Assets at Fiscal Period-End:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Corporate Income Defensive ETF	$ 31,245	$ 15,103	$ 316,437	$ -	$12,514,097	$12,876,882
Corporate Income Value ETF	334	-	(112,067)	(151,200)	12,520,168	12,257,235
Emerging Markets Debt Defensive ETF	174,135	66,248	511,981	-	25,018,757	25,771,121
Emerging Markets Debt Value ETF	258,182	118,041	2,161,003	-	37,527,850	40,065,076
Investment Grade Defensive ETF	40,566	3,671	1,036,168	-	64,663,860	65,744,265
Investment Grade Value ETF	183,823	25,101	1,182,751	-	40,840,154	42,231,829
Multi-Factor Core Fixed Income ETF	226,174	56,353	1,119,699	-	25,000,284	26,402,510

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	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Multi-Factor Core Plus Fixed Income ETF	$406,065	$ 141,105	$2,498,143	$ -	$50,020,273	$53,065,586
Multi-Factor Defensive Core Fixed Income ETF	122,184	-	473,555	-	19,999,958	20,595,697
Multi-Factor Income ETF	417,381	-	1,670,528	-	39,999,838	42,087,747
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards for each Fund as of August 31, 2019:
No expiration
	Short-Term	Long-Term	Total*
Corporate Income Defensive ETF	$ -	$ -	$ -
Corporate Income Value ETF	143,821	7,379	151,200
Emerging Markets Debt Defensive ETF	-	-	-
Emerging Markets Debt Value ETF	-	-	-
Investment Grade Defensive ETF	-	-	-
Investment Grade Value ETF	-	-	-
Multi-Factor Core Fixed Income ETF	-	-	-
Multi-Factor Core Plus Fixed Income ETF	-	-	-
Multi-Factor Defensive Core Fixed Income ETF	-	-	-
Multi-Factor Income ETF	-	-	-

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 6—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
Corporate Income Defensive ETF	$ 9,684,729	$ 9,692,722
Corporate Income Value ETF	13,732,143	13,913,372
Emerging Markets Debt Defensive ETF	27,101,076	27,788,551
Emerging Markets Debt Value ETF	35,954,066	36,245,053
Investment Grade Defensive ETF	69,379,056	11,313,533
Investment Grade Value ETF	44,637,143	13,210,758
Multi-Factor Core Fixed Income ETF	11,972,417	11,713,822
Multi-Factor Core Plus Fixed Income ETF	33,813,148	33,684,524
Multi-Factor Defensive Core Fixed Income ETF*	14,933,365	5,897,477
Multi-Factor Income ETF*	65,260,731	25,921,821

*	For the period December 4, 2018 (commencement of investment operations) through August 31, 2019.
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of U.S. Treasury obligations (other than short-term securities, money market funds and in-kind transactions) for the Multi-Factor Core Fixed Income ETF amounted to $3,754,977 and $3,966,598, respectively, and for the Multi-Factor Core Plus Fixed Income ETF amounted to $871,490 and $1,529,538, respectively. For the period December 4, 2018 through August 31, 2019, the Multi-Factor Defensive Core Fixed Income ETF amounted to $15,530,224 and $4,504,917, respectively.

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At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Corporate Income Defensive ETF	$ 352,499	$ (36,062)	$ 316,437	$12,813,283
Corporate Income Value ETF	290,125	(402,192)	(112,067)	13,366,611
Emerging Markets Debt Defensive ETF	512,535	(554)	511,981	24,035,329
Emerging Markets Debt Value ETF	2,191,324	(30,321)	2,161,003	37,210,345
Investment Grade Defensive ETF	1,036,953	(785)	1,036,168	64,539,060
Investment Grade Value ETF	1,189,131	(6,380)	1,182,751	40,593,391
Multi-Factor Core Fixed Income ETF	1,119,742	(43)	1,119,699	25,434,522
Multi-Factor Core Plus Fixed Income ETF	2,552,177	(54,034)	2,498,143	50,038,450
Multi-Factor Defensive Core Fixed Income ETF	473,904	(349)	473,555	20,228,633
Multi-Factor Income ETF	1,752,158	(81,630)	1,670,528	40,104,472
NOTE 7—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Corporate Income Defensive ETF	$ 997	$ (997)	$ -
Corporate Income Value ETF	329	(329)	-
Emerging Markets Debt Defensive ETF	-	-	-
Emerging Markets Debt Value ETF	6,585	(6,585)	-
Investment Grade Defensive ETF	44,175	(44,175)	-
Investment Grade Value ETF	23,031	(23,031)	-
Multi-Factor Core Fixed Income ETF	10,575	(10,575)	-
Multi-Factor Core Plus Fixed Income ETF	10,979	(10,979)	-
Multi-Factor Defensive Core Fixed Income ETF	5,864	(5,797)	(67)
Multi-Factor Income ETF	15,347	(15,160)	(187)
NOTE 8—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 9—Capital
Shares are issued and redeemed by each Fund only in Creation Units of 100,000 Shares (50,000 Shares for Investment Grade Defensive ETF and Investment Grade Value ETF). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of cash. However, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”).
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have

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not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of Invesco Corporate Income Defensive ETF, Invesco Corporate Income Value ETF, Invesco Emerging Markets Debt Defensive ETF, Invesco Emerging Markets Debt Value ETF, Invesco Investment Grade Defensive ETF, Invesco Investment Grade Value ETF, Invesco Multi-Factor Core Fixed Income ETF, Invesco Multi-Factor Core Plus Fixed Income ETF, Invesco Multi-Factor Defensive Core Fixed Income ETF and Invesco Multi-Factor Income ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Corporate Income Defensive ETF, Invesco Corporate Income Value ETF, Invesco Emerging Markets Debt Defensive ETF, Invesco Emerging Markets Debt Value ETF, Invesco Investment Grade Defensive ETF, Invesco Investment Grade Value ETF, Invesco Multi-Factor Core Fixed Income ETF, Invesco Multi-Factor Core Plus Fixed Income ETF, Invesco Multi-Factor Defensive Core Fixed Income ETF and Invesco Multi-Factor Income ETF (ten of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations for the year ended August 31, 2019 (or for Invesco Multi-Factor Defensive Core Fixed Income ETF and Invesco Multi-Factor Income ETF, for the period December 4, 2018 (commencement of investment operations) through August 31, 2019), and the statements of changes in net assets, including the related notes, and the financial highlights for the year ended August 31, 2019 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018 (or for Invesco Multi-Factor Defensive Core Fixed Income ETF and Invesco Multi-Factor Income ETF, for the period December 4, 2018 (commencement of investment operations) through August 31, 2019)(collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, and the results of each of their operations for the year ended August 31, 2019 (or for Invesco Multi-Factor Defensive Core Fixed Income ETF and Invesco Multi-Factor Income ETF, for the period December 4, 2018 (commencement of investment operations) through August 31, 2019), the changes in each of their net assets, and the financial highlights for the year ended August 31, 2019 and for the period July 23, 2018 (commencement of investment operations) through August 31, 2018 (or for Invesco Multi-Factor Defensive Core Fixed Income ETF and Invesco Multi-Factor Income ETF, for the period December 4, 2018 (commencement of investment operations) through August 31, 2019), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses
Example
As a shareholder of a Fund of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Corporate Income Defensive ETF (IHYD)
Actual	$1,000.00	$1,045.90	0.25%	$1.29
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco Corporate Income Value ETF (IHYV)
Actual	1,000.00	1,032.20	0.25	1.28
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
Invesco Emerging Markets Debt Defensive ETF (IEMD)
Actual	1,000.00	1,042.80	0.30	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco Emerging Markets Debt Value ETF (IEMV)
Actual	1,000.00	1,079.40	0.30	1.57
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
Invesco Investment Grade Defensive ETF (IIGD)
Actual	1,000.00	1,054.80	0.14	0.73
Hypothetical (5% return before expenses)	1,000.00	1,024.50	0.14	0.71

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Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Investment Grade Value ETF (IIGV)
Actual	$1,000.00	$ 1,100.30	0.14%	$0.74
Hypothetical (5% return before expenses)	1,000.00	1,024.50	0.14	0.71
Invesco Multi-Factor Core Fixed Income ETF (IMFC)
Actual	1,000.00	1,063.20	0.13	0.68
Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66
Invesco Multi-Factor Core Plus Fixed Income ETF (IMFP)
Actual	1,000.00	1,071.50	0.17	0.89
Hypothetical (5% return before expenses)	1,000.00	1,024.35	0.17	0.87
Invesco Multi-Factor Defensive Core Fixed Income ETF (IMFD)
Actual	1,000.00	1,035.30	0.14	0.72
Hypothetical (5% return before expenses)	1,000.00	1,024.50	0.14	0.71
Invesco Multi-Factor Income ETF (IMFI)
Actual	1,000.00	1,056.00	0.17	0.88
Hypothetical (5% return before expenses)	1,000.00	1,024.35	0.17	0.87

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2019:
	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*	U.S. Treasury Obligations*	Qualified Interest Income*
Invesco Corporate Income Defensive ETF	0%	0%	0%	0%	87%
Invesco Corporate Income Value ETF	0%	0%	0%	0%	89%
Invesco Emerging Markets Debt Defensive ETF	0%	0%	0%	0%	0%
Invesco Emerging Markets Debt Value ETF	0%	0%	0%	0%	0%
Invesco Investment Grade Defensive ETF	0%	0%	0%	0%	82%
Invesco Investment Grade Value ETF	0%	0%	0%	0%	64%
Invesco Multi-Factor Core Fixed Income ETF	0%	0%	0%	28%	82%
Invesco Multi-Factor Core Plus Fixed Income ETF	0%	0%	0%	0%	77%
Invesco Multi-Factor Defensive Core Fixed Income ETF	0%	0%	0%	52%	70%
Invesco Multi-Factor Income ETF	0%	0%	0%	0%	54%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Self-Indexed Fund Trust was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	510,109,837.59	11,855,291.56
	Todd J. Barre	510,881,129.72	11,083,999.43
	Kevin M. Carome	508,360,485.89	13,604,643.26
	Edmund P. Giambastiani, Jr.	508,036,588.75	13,928,540.40
	Victoria J. Herget	510,657,430.60	11,307,698.55
	Marc M. Kole	510,042,704.78	11,922,424.37
	Yung Bong Lim	510,687,623.73	11,277,505.42
	Joanne Pace	508,487,165.73	13,477,963.42
	Gary R. Wicker	508,529,623.38	13,435,505.77
	Donald H. Wilson	507,835,558.89	14,129,570.26

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory (2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group Plc (defense technology and security) (2008-2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		International, Inc. (information technology and services) (2008-2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, Board Source (2006-2009); and Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

111

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

112

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2016	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

113

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2015	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2016	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

114

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

115

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SIFT-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2019

BSCJ	Invesco BulletShares 2019 Corporate Bond ETF

BSCK	Invesco BulletShares 2020 Corporate Bond ETF

BSCL	Invesco BulletShares 2021 Corporate Bond ETF

BSCM	Invesco BulletShares 2022 Corporate Bond ETF

BSCN	Invesco BulletShares 2023 Corporate Bond ETF

BSCO	Invesco BulletShares 2024 Corporate Bond ETF

BSCP	Invesco BulletShares 2025 Corporate Bond ETF

BSCQ	Invesco BulletShares 2026 Corporate Bond ETF

BSCR	Invesco BulletShares 2027 Corporate Bond ETF

BSCS	Invesco BulletShares 2028 Corporate Bond ETF

(continued on inside front cover)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Invesco Annual Report to Shareholders (continued)

BSJJ	Invesco BulletShares 2019 High Yield Corporate Bond ETF

BSJK	Invesco BulletShares 2020 High Yield Corporate Bond ETF

BSJL	Invesco BulletShares 2021 High Yield Corporate Bond ETF

BSJM	Invesco BulletShares 2022 High Yield Corporate Bond ETF

BSJN	Invesco BulletShares 2023 High Yield Corporate Bond ETF

BSJO	Invesco BulletShares 2024 High Yield Corporate Bond ETF

BSJP	Invesco BulletShares 2025 High Yield Corporate Bond ETF

BSJQ	Invesco BulletShares 2026 High Yield Corporate Bond ETF

BSAE	Invesco BulletShares 2021 USD Emerging Markets Debt ETF

BSBE	Invesco BulletShares 2022 USD Emerging Markets Debt ETF

BSCE	Invesco BulletShares 2023 USD Emerging Markets Debt ETF

BSDE	Invesco BulletShares 2024 USD Emerging Markets Debt ETF

3

The Market Environment

Fixed Income Overview

Throughout the fiscal year, US economic data remained supportive of continued economic expansion as 2019 2nd quarter GDP grew at 2.0%. The US economy continued to add jobs, pushing the unemployment rate to 3.7% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.75% to 2.00% at the start of the reporting period to a range of 2.00% to 2.25% at the close of the reporting period. This was accomplished with two 0.25% rate hikes in September 2018 and December 2018, followed by a single 0.25% rate cut in July 2019.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit—the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could encourage further Fed rate cuts in the near-term. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

The 10-year US Treasury yield continued to move upward at the start of the fiscal year and spiked in October 2018 due to continued strength of the global economy, increased risk of inflation and the high probability of additional Fed rate hikes throughout the fiscal year. However, elevated volatiltiy levels in December led to a severe risk-off tone in the markets driving Treasury yields lower. Throughout the remainder of the fiscal year, Treasury yields continued to decline as the Fed adopted a more dovish stance and continued geopolitical uncertainty forced investors to seek higher quality fixed income instruments. The 10-year US Treasury yield ended the reporting period at 1.50%, 136 basis points lower than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.)

The broader bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 10.17% for the fiscal year. Strong performance for the index was largely attributable to the sharp decline in US Treasury yields. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index—government-related, corporate, securitized and treasury—posted positive returns for the fiscal year. Out-of-index exposure, such as high yield and US dollar-denominated emerging market (EM) corporate debt, provided gains despite concerns over global growth, a volatile geopolitical environment and a series of juxtaposed Fed actions. Accommodative central bank policies helped to support returns in high yield and US dollar-denominated EM corporate debt.

[1]	Bureau of Labor Statistics
[2]	US Federal Reserve
[3]	US Treasury Department

4

BSCJ	Management’s Discussion of Fund Performance
Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)

As an index fund, the Invesco BulletShares 2019 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2019 Index (the “2019 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2019 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2019. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2019. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 2.34%. On a net asset value (“NAV”) basis, the Fund returned 2.58%. During the same time period, the Index returned 2.73%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the communications industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s shorter duration in addition to being underweight in the consumer non-cyclical industry.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and consumer cyclical industries, respectively. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Shire Acquisition Investments Ireland DAC, 1.90% coupon, due 09/23/2019, a pharmaceuticals company (portfolio average weight of 1.38%), and Morgan Stanley, 5.62% coupon, due 09/23/2019, a financials company (portfolio average weight of 1.29%). Positions that detracted most significantly from the Fund’s return during this period included Antero Resources Corp., 5.37% coupon, due 11/01/2021, an oil & gas company (portfolio average weight of 0.37%), and Antero Resources Corp., 5.12% coupon, due 12/01/2022, an oil & gas company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
U.S. Treasury Securities	35.28
Financials	25.00
Energy	7.63
Industrials	6.62
Consumer Staples	6.10
Health Care	5.93
Information Technology	4.95
Consumer Discretionary	4.08
Sector Types Each Less Than 3%	3.50
Money Market Funds Plus Other Assets Less Liabilities	0.91

5

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
U.S. Treasury Bills, 1.83%-2.05%, 10/17/2019	19.77
U.S. Treasury Bills, 2.01%-2.16%, 09/19/2019	15.51
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/2019	2.54
Morgan Stanley, Series F, 5.62%, 09/23/2019	2.36
Wells Fargo Bank, N.A., 2.15%, 12/06/2019	1.93
Goldman Sachs Group, Inc. (The), 2.55%, 10/23/2019	1.91
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/2019	1.77
Shell International Finance B.V., 4.30%, 09/22/2019	1.57
JPMorgan Chase & Co., 2.20%, 10/22/2019	1.57
Oracle Corp., 2.25%, 10/08/2019	1.53
Total	50.46

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2019 Index	2.73%	1.77%	5.40%	2.19%	11.45%	3.14%	25.83%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	4.56	24.95	4.79	41.49
Fund
NAV Return	2.58	1.61	4.92	2.03	10.57	2.85	23.19
Market Price Return	2.34	1.50	4.57	1.96	10.20	2.84	23.08

6

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ) (continued)

Guggenheim BulletShares 2019 Corporate Bond ETF (the “Predecessor Fund”) Inception: March 28, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

BSCK	Management’s Discussion of Fund Performance
Invesco BulletShares 2020 Corporate Bond ETF (BSCK)

As an index fund, the Invesco BulletShares 2020 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2020 Index (the “2020 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2020 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2020. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2020. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 3.66%. On a net asset value (“NAV”) basis, the Fund returned 3.76%. During the same time period, the Index returned 3.85%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the communications industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration in addition to being underweight in the consumer non-cyclical industry.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and consumer cyclical industries, respectively. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included GE Capital International Funding Co. Unlimited Co., 2.34% coupon, due 11/15/2020, a financials company (portfolio average weight of 1.48%), and AbbVie, Inc., 2.50% coupon, due 05/14/2020, a health care company (portfolio average weight of 0.94%). Positions that detracted most significantly from the Fund’s return during this period included Pacific Gas and Electric, Co., 3.50% coupon, due 10/01/2020, an electrical utilities company (no longer held at fiscal year-end), and Micron Technology, Inc., 5.50 % coupon, due 02/01/2025, an information technology company (portfolio average weight of 0.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	38.95
Information Technology	10.28
Health Care	9.66
Industrials	8.67
Consumer Staples	8.10
Consumer Discretionary	7.67
Energy	7.62
Communication Services	3.42
Sector Types Each Less Than 3%	4.53
Money Market Funds Plus Other Assets Less Liabilities	1.10

8

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/2020	1.49
JPMorgan Chase & Co., 2.25%, 01/23/2020	0.93
AbbVie, Inc., 2.50%, 05/14/2020	0.93
Allergan Funding SCS, 3.00%, 03/12/2020	0.79
Hewlett Packard Enterprise Co., 3.60%, 10/15/2020	0.77
Visa, Inc., 2.20%, 12/14/2020	0.74
JPMorgan Chase & Co., 4.25%, 10/15/2020	0.69
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/2020	0.67
Goldman Sachs Group, Inc. (The), 5.37%, 03/15/2020	0.67
AT&T, Inc., 2.45%, 06/30/2020	0.67
Total	8.35

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2020 Index	3.85%	1.89%	5.78%	2.56%	13.48%	3.58%	29.84%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	4.56	24.95	4.79	41.49
Fund
NAV Return	3.76	1.74	5.31	2.43	12.73	3.35	27.75
Market Price Return	3.66	1.75	5.35	2.38	12.48	3.37	27.92

9

Invesco BulletShares 2020 Corporate Bond ETF (BSCK) (continued)

Guggenheim BulletShares 2020 Corporate Bond ETF (the “Predecessor Fund”) Inception: March 28, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

10

BSCL	Management’s Discussion of Fund Performance
Invesco BulletShares 2021 Corporate Bond ETF (BSCL)

As an index fund, the Invesco BulletShares 2021 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2021 Index (the “2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2021 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 5.12%. On a net asset value (“NAV”) basis, the Fund returned 5.19%. During the same time period, the Index returned 5.28%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration in addition to being underweight in the consumer non-cyclical industry.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and consumer cyclical industries, respectively. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Anheuser-Busch InBev Finance, Inc., 2.65% coupon, due 02/01/2021, a consumer staples company (portfolio average weight of 1.60%), and Goldman Sachs Group, Inc. (The), 5.25% coupon, due 07/27/2021, a financials company (portfolio average weight of 0.93%). Positions that detracted most significantly from the Fund’s return during this period included Perrigo Finance, plc., 3.50% coupon, due 12/15/2021, a pharmaceuticals company (no longer held at fiscal year-end), and MPT Operating Partnership, LP/MPT Finance Corp., 5.25% coupon, due 08/01/2026, a REIT company (portfolio average weight of 0.02%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	41.25
Health Care	9.25
Information Technology	8.68
Industrials	8.13
Consumer Discretionary	7.80
Consumer Staples	6.66
Energy	6.61
Communication Services	4.85
Sector Types Each Less Than 3%	5.58
Money Market Funds Plus Other Assets Less Liabilities	1.19

11

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Anheuser-Busch InBev Finance, Inc., 2.65%, 02/01/2021	1.46
Oracle Corp., 1.90%, 09/15/2021	0.97
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/2021	0.89
Deutsche Bank AG, 4.25%, 10/14/2021	0.83
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/2021	0.77
Morgan Stanley, 2.63%, 11/17/2021	0.76
JPMorgan Chase & Co., 4.35%, 08/15/2021	0.75
BNP Paribas S.A., 5.00%, 01/15/2021	0.73
Apple, Inc., 2.85%, 05/06/2021	0.70
Apple, Inc., 2.25%, 02/23/2021	0.69
Total	8.55

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2021 Index	5.28%	2.20%	6.75%	2.86%	15.17%	3.74%	25.19%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	4.56	24.95	5.04	35.08
Fund
NAV Return	5.19	2.12	6.50	2.81	14.84	3.71	24.95
Market Price Return	5.12	2.08	6.38	2.77	14.64	3.74	25.20

12

Invesco BulletShares 2021 Corporate Bond ETF (BSCL) (continued)

Guggenheim BulletShares 2021 Corporate Bond ETF (the “Predecessor Fund”) Inception: July 17, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

13

BSCM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)

As an index fund, the Invesco BulletShares 2022 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2022 Index (the “2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2022 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 6.93%. On a net asset value (“NAV”) basis, the Fund returned 6.94%. During the same time period, the Index returned 7.05%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration in addition to security selection within the consumer non-cyclical industry.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical industry. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Goldman Sachs Group, Inc. (The), 5.75% coupon, due 01/24/2022, a financials company (portfolio average weight of 1.26%), and Wells Fargo & Co., 2.63% coupon, due 07/22/2022, a financials company (portfolio average weight of 0.76%). Positions that detracted most significantly from the Fund’s return during this period included Antero Resources, Corp., 5.12% coupon, due 12/01/2022, an oil & gas company (portfolio average weight of 0.22%), and 21st Century Fox America, Inc., 3.00% coupon, due 09/15/2022, a media company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	30.89
Health Care	11.94
Information Technology	11.02
Industrials	9.78
Energy	8.40
Consumer Staples	7.75
Consumer Discretionary	6.07
Communication Services	5.59
Sector Types Each Less Than 3%	7.45
Money Market Funds Plus Other Assets Less Liabilities	1.11

14

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Goldman Sachs Group, Inc. (The), 5.75%, 01/24/2022	1.20
Wells Fargo & Co., 2.63%, 07/22/2022	0.97
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/2022	0.87
JPMorgan Chase & Co., 4.50%, 01/24/2022	0.84
Barclays Bank PLC, 7.62%, 11/21/2022	0.83
Cooperatieve Rabobank U.A., 3.87%, 02/08/2022	0.82
Morgan Stanley, 2.75%, 05/19/2022	0.80
Goldman Sachs Group, Inc. (The), 3.00%, 04/26/2022	0.80
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	0.78
AbbVie, Inc., 2.90%, 11/06/2022	0.77
Total	8.68

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2022 Index	7.05%	2.71%	8.35%	3.41%	18.24%	4.22%	28.77%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	4.56	24.95	5.04	35.08
Fund
NAV Return	6.94	2.62	8.06	3.27	17.44	4.04	27.47
Market Price Return	6.93	2.62	8.08	3.25	17.33	4.08	27.71

15

Invesco BulletShares 2022 Corporate Bond ETF (BSCM) (continued)

Guggenheim BulletShares 2022 Corporate Bond ETF (the “Predecessor Fund”) Inception: July 17, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes	Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

16

BSCN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)

As an index fund, the Invesco BulletShares 2023 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2023 Index (the “2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2023 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 8.47%. On a net asset value (“NAV”) basis, the Fund returned 8.44%. During the same time period, the Index returned 8.56%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration in addition to being underweight in the communications and electric industries.

For the fiscal year ended August 31, 2019, the banking and consumer non-cyclical industries contributed most significantly to the Fund’s return. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included CVS Health Corp., 3.70% coupon, due 03/09/2023, a health care company (portfolio average weight of 1.58%), and Verizon Communications, Inc., 5.15% coupon, due 09/15/2023, a communications company (portfolio average weight of 1.74%). Positions that detracted most significantly from the Fund’s return during this period included Antero Resources, Corp., 5.625% coupon, due 06/01/2023, an oil & gas company (portfolio average weight of 0.24%), and BP Capital Markets PLC, 3.216% coupon, due 11/28/2023, an oil & gas company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	29.98
Health Care	11.81
Energy	9.93
Information Technology	8.95
Consumer Staples	8.46
Consumer Discretionary	8.12
Industrials	7.49
Communication Services	5.27
Real Estate	4.55
Utilities	3.22
Sector Types Each Less Than 3%	1.23
Money Market Funds Plus Other Assets Less Liabilities	0.99

17

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
CVS Health Corp., 3.70%, 03/09/2023	1.95
Apple, Inc., 2.40%, 05/03/2023	1.72
Verizon Communications, Inc., 5.15%, 09/15/2023	1.49
Bank of America Corp., 3.30%, 01/11/2023	1.37
Wells Fargo & Co., 3.07%, 01/24/2023	1.12
Walmart, Inc., 3.40%, 06/26/2023	0.95
Anheuser-Busch InBev Finance, Inc., 3.30%, 02/01/2023	0.94
JPMorgan Chase & Co., 3.20%, 01/25/2023	0.81
Chevron Corp., 3.19%, 06/24/2023	0.78
Oracle Corp., 2.40%, 09/15/2023	0.78
Total	11.91

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2023 Index	8.56%	3.18%	9.83%	4.43%	23.95%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	4.98	27.21
Fund
NAV Return	8.44	3.03	9.38	4.32	23.31
Market Price Return	8.47	3.03	9.35	4.34	23.43

18

Invesco BulletShares 2023 Corporate Bond ETF (BSCN) (continued)

Guggenheim BulletShares 2023 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

19

BSCO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)

As an index fund, the Invesco BulletShares 2024 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2024 Index (the “2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2024 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 10.11%. On a net asset value (“NAV”) basis, the Fund returned 10.07%. During the same time period, the Index returned 10.18%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight the communications, electric, and consumer non-cyclical industries, respectively.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical industry. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Bank of America Corp., 4.20% coupon, due 08/26/2024, a financials company (portfolio average weight of 1.30%), and Morgan Stanley, 3.70% coupon, due 10/23/2024, a financials company (portfolio average weight of 1.28%). Positions that detracted most significantly from the Fund’s return during this period included Oceaneering International, Inc., 4.65% coupon, due 11/15/2024, an energy company (no longer held at fiscal year-end), and CNOOC Nexen Finance (2014) ULC, 4.25% coupon, due 04/30/2024, an oil & gas company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	31.18
Energy	12.50
Information Technology	12.01
Health Care	10.05
Consumer Staples	7.58
Communication Services	6.64
Consumer Discretionary	6.35
Industrials	6.11
Sector Types Each Less Than 3%	6.33
Money Market Funds Plus Other Assets Less Liabilities	1.25

20

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
JPMorgan Chase & Co., 3.88%, 09/10/2024	1.36
Morgan Stanley, Series F, 3.87%, 04/29/2024	1.31
Bank of America Corp., 4.20%, 08/26/2024	1.31
Morgan Stanley, 3.70%, 10/23/2024	1.29
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	1.27
Credit Suisse AG/New York NY, 3.63%, 09/09/2024	1.27
Apple, Inc., 3.45%, 05/06/2024	1.09
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.62%, 01/15/2024	1.08
Bank of America Corp., 4.12%, 01/22/2024	1.05
Bank of America Corp., 4.00%, 04/01/2024	1.00
Total	12.03

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2024 Index	10.18%	3.67%	11.42%	4.89%	26.66%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	4.98	27.21
Fund
NAV Return	10.07	3.48	10.79	4.67	25.39
Market Price Return	10.11	3.55	11.03	4.71	25.62

21

Invesco BulletShares 2024 Corporate Bond ETF (BSCO) (continued)

Guggenheim BulletShares 2024 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

22

BSCP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)

As an index fund, the Invesco BulletShares 2025 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2025 Index (the “2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2025 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2025. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 11.14%. On a net asset value (“NAV”) basis, the Fund returned 11.44%. During the same time period, the Index returned 11.47%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which was partially offset by the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer non-cyclical industry and most underweight in the electric industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the electric and communications industries.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical industry. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included AT&T, Inc., 3.40% coupon, due 05/15/2025, a communications company (portfolio average weight of 1.87%), and Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91% coupon, due 07/23/2025, a media company (portfolio average weight of 1.73%). Positions that detracted most significantly from the Fund’s return during this period included Pacific Gas and Electric Utilities, 3.50% coupon, due 06/15/2025, an electric utilities company (no longer held at fiscal year-end), and Antero Resources, Corp., 5.00% coupon, due 03/01/2025, an oil & gas company (portfolio average weight of 0.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	26.06
Health Care	17.78
Information Technology	12.00
Energy	10.01
Communication Services	7.66
Industrials	6.88
Consumer Staples	6.12
Consumer Discretionary	5.95
Real Estate	3.74
Sector Types Each Less Than 3%	2.73
Money Market Funds Plus Other Assets Less Liabilities	1.07

23

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
AT&T, Inc., 3.40%, 05/15/2025	1.86
CVS Health Corp., 4.10%, 03/25/2025	1.85
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	1.64
Medtronic, Inc., 3.50%, 03/15/2025	1.51
Visa, Inc., 3.15%, 12/14/2025	1.49
AbbVie, Inc., 3.60%, 05/14/2025	1.39
Verizon Communications, Inc., 3.38%, 02/15/2025	1.28
Morgan Stanley, 4.00%, 07/23/2025	1.19
Microsoft Corp., 3.13%, 11/03/2025	1.19
CVS Health Corp., 3.87%, 07/20/2025	1.11
Total	14.51

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2025 Index	11.47%	3.74%	11.66%	5.26%	22.12%
Bloomberg Barclays U.S. Corporate Index	13.33	4.64	14.58	5.73	24.24
Fund
NAV Return	11.44	3.58	11.12	4.97	20.83
Market Price Return	11.14	3.50	10.89	4.99	20.91

24

Invesco BulletShares 2025 Corporate Bond ETF (BSCP) (continued)

Guggenheim BulletShares 2025 Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

25

BSCQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)

As an index fund, the Invesco BulletShares 2026 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2026 Index (the “2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 13.07%. On a net asset value (“NAV”) basis, the Fund returned 12.98%. During the same time period, the Index returned 13.08%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the banking industry and most underweight in the electric industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the communications and electric industries.

For the fiscal year ended August 31, 2019, the banking industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical industry. There were no industries which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Anheuser-Busch InBev Finance, Inc., 3.65% coupon, due 02/01/2026, a consumer stables company (portfolio average weight of 2.82%), and Microsoft Corp., 2.40% coupon, due 08/08/2026, an information technology company (portfolio average weight of 1.34%). Positions that detracted most significantly from the Fund’s return during this period included Pacific Gas and Electric, Co., 2.95% coupon, due 03/01/2026, an electric utilities company (no longer held at fiscal year-end), and AT&T, Inc., 7.12% coupon, due 03/15/2026, a communications company (portfolio average weight of 0.05%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	35.00
Energy	9.95
Information Technology	9.31
Health Care	8.83
Consumer Staples	8.17
Consumer Discretionary	6.95
Communication Services	5.87
Industrials	5.61
Utilities	4.24
Real Estate	4.03
Sector Types Each Less Than 3%	0.98
Money Market Funds Plus Other Assets Less Liabilities	1.06

26

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Anheuser-Busch InBev Finance, Inc., 3.65%, 02/01/2026	2.21
Microsoft Corp., 2.40%, 08/08/2026	1.46
Wells Fargo & Co., 3.00%, 10/23/2026	1.43
Wells Fargo & Co., 3.00%, 04/22/2026	1.25
Apple, Inc., 3.25%, 02/23/2026	1.14
Morgan Stanley, 3.87%, 01/27/2026	1.12
Citigroup, Inc., 3.20%, 10/21/2026	1.11
Oracle Corp., 2.65%, 07/15/2026	1.10
Morgan Stanley, 3.13%, 07/27/2026	1.08
Mitsubishi UFJ Financial Group, Inc., 3.85%, 03/01/2026	1.06
Total	12.96

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2026 Index	13.08%	4.35%	13.45%
Bloomberg Barclays U.S. Corporate Index	13.33	5.14	16.01
Fund
NAV Return	12.98	4.32	13.34
Market Price Return	13.07	4.40	13.59

27

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ) (continued)

Guggenheim BulletShares 2026 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

28

BSCR	Management’s Discussion of Fund Performance
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)

As an index fund, the Invesco BulletShares 2027 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2027 Index (the “2027 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2027 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2027. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2027. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 14.01%. On a net asset value (“NAV”) basis, the Fund returned 13.87%. During the same time period, the Index returned 14.06%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as the sampling approach employed by the portfolio management team.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the technology industry and most underweight in the electric industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the technology industry.

For the fiscal year ended August 31, 2019, the banking, consumer non-cyclical, and technology industries were the primary contributors to the Fund’s return. There were no industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Citigroup, Inc., 4.45% coupon, due 09/29/2027, a financials company (portfolio average weight of 2.02%), and Microsoft Corp., 3.30% coupon, due 02/06/2027, an information technology company (portfolio average weight of 2.17%). Positions that detracted most significantly from the Fund’s return during this period included Verisign, Inc., 4.75% coupon, due 07/15/2027, an information technology company (no longer held at fiscal year-end), and Public Storage, 3.09% coupon, due 09/15/2027, a REIT company (portfolio average weight of 0.07%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	26.22
Information Technology	14.76
Health Care	10.14
Energy	9.50
Consumer Discretionary	8.18
Consumer Staples	7.19
Industrials	6.77
Communication Services	6.35
Utilities	4.55
Sector Types Each Less Than 3%	5.25
Money Market Funds Plus Other Assets Less Liabilities	1.09

29

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.87%, 01/15/2027	1.99
Microsoft Corp., 3.30%, 02/06/2027	1.89
Citigroup, Inc., 4.45%, 09/29/2027	1.75
Amazon.com, Inc., 3.15%, 08/22/2027	1.63
Verizon Communications, Inc., 4.13%, 03/16/2027	1.61
Oracle Corp., 3.25%, 11/15/2027	1.40
Morgan Stanley, 3.62%, 01/20/2027	1.39
Goldman Sachs Group, Inc. (The), 3.85%, 01/26/2027	1.38
Bank of America Corp., 3.25%, 10/21/2027	1.14
Wells Fargo & Co., 4.30%, 07/22/2027	1.12
Total	15.30

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2027 Index	14.06%	6.39%	12.67%
Bloomberg Barclays U.S. Corporate Index	13.33	6.38	12.64
Fund
NAV Return	13.87	6.07	12.00
Market Price Return	14.01	6.22	12.31

30

Invesco BulletShares 2027 Corporate Bond ETF (BSCR) (continued)

Guggenheim BulletShares 2027 Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

31

BSCS	Management’s Discussion of Fund Performance
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)

As an index fund, the Invesco BulletShares 2028 Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Corporate Bond 2028 Index (the “2028 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The 2028 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated investment grade corporate bonds with maturities or, in some cases, “effective maturities” in the year 2028. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2028. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index rebalances only through June. In the last six months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 14.51%. On a net asset value (“NAV”) basis, the Fund returned 14.38%. During the same time period, the Index returned 14.71%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index due to the impact of the Fund’s sampling methodology in addition to fees and operating expenses incurred by the Fund during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 6,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital goods industry and most underweight in the banking industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the capital goods consumer non-cyclical industries.

For the fiscal year ended August 31, 2019, the consumer non-cyclical industry contributed most significantly to the Fund’s return, followed by the banking and capital goods industries, respectively. No industries detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included CVS Health Corp., 4.30% coupon, due 03/25/2028, a health care company (portfolio average weight of 4.69%), and United Technologies Corp., 4.12% coupon, due 11/16/2028, an industrials company (portfolio average weight of 2.06%). Positions that detracted most significantly from the Fund’s return during this period included Toyota Motor Credit Corp., 3.05% coupon, due 01/11/2028, a financials company (portfolio average weight of 0.12%), and CVS Pass Through Trust, 6.04% coupon, due 12/10/2028, a consumer staples company (portfolio average weight of 0.20%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	21.59
Industrials	14.04
Health Care	13.33
Energy	12.53
Consumer Staples	10.32
Communication Services	7.23
Consumer Discretionary	6.60
Utilities	4.47
Information Technology	3.79
Real Estate	3.01
Sector Types Each Less Than 3%	1.64
Money Market Funds Plus Other Assets Less Liabilities	1.45

32

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
CVS Health Corp., 4.30%, 03/25/2028	4.79
Vodafone Group PLC, 4.38%, 05/30/2028	2.46
United Technologies Corp., 4.12%, 11/16/2028	2.35
Walmart, Inc., 3.70%, 06/26/2028	2.16
Anheuser-Busch InBev Worldwide, Inc., 4.00%, 04/13/2028	1.82
Northrop Grumman Corp., 3.25%, 01/15/2028	1.60
Discovery Communications LLC, 3.95%, 03/20/2028	1.44
salesforce.com, inc., 3.70%, 04/11/2028	1.30
Comcast Corp., 3.15%, 02/15/2028	1.30
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/2028	1.23
Total	20.45

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD Corporate Bond 2028 Index	14.71%	14.26%	15.16%
Bloomberg Barclays U.S. Corporate Index	13.33	12.95	13.77
Fund
NAV Return	14.38	13.90	14.79
Market Price Return	14.51	13.98	14.86

33

Invesco BulletShares 2028 Corporate Bond ETF (BSCS) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

34

BSJJ	Management’s Discussion of Fund Performance
Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

As an index fund, the Invesco BulletShares 2019 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index (the “High Yield 2019 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2019 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2019. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2019. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 2.90%. On a net asset value (“NAV”) basis, the Fund returned 3.06%. During the same time period, the Index returned 3.84%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology industry and most underweight in the consumer non-cyclical industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocations in both the consumer non-cyclical and communications industries.

For the fiscal year ended August 31, 2019, the communications industry contributed most significantly to the Fund’s return, followed by the consumer cyclical and technology industries, respectively. Energy and metals & mining were the only two industries which detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Scientific Games International, Inc., 10.00% coupon, due 12/01/2022, a consumer discretionary company (portfolio average weight of 2.60%), and Solera, LLC/Solera Finance, Inc., 10.50% coupon, due 03/01/2024, an information technology company (portfolio average weight of 3.16%). Positions that detracted most significantly from the Fund’s return during this period included Canbriam Energy, Inc., 9.75% coupon, due 11/15/2019, an oil & gas company (no longer held at fiscal year-end), and PHI, Inc., 5.25% coupon, due 03/15/2019, an energy equipment company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
U.S. Treasury Securities	50.21
Communication Services	17.47
Information Technology	8.66
Consumer Discretionary	7.59
Health Care	3.48
Materials	3.33
Sector Types Each Less Than 3%	10.00
Money Market Funds Plus Other Assets Less Liabilities	(0.74)

35

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
U.S. Treasury Bills, 1.81%—2.04%, 10/17/2019	45.00
U.S. Treasury Bills, 2.01%—2.10%, 09/19/2019	5.21
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/2024	3.53
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/2022	2.85
T-Mobile USA, Inc., 6.38%, 03/01/2025	2.84
DISH DBS Corp., 7.87%, 09/01/2019	2.66
Dell International LLC/EMC Corp., 5.88%, 06/15/2021	2.66
Centene Corp., 5.63%, 02/15/2021	2.42
Scientific Games International, Inc., 10.00%, 12/01/2022	2.03
T-Mobile USA, Inc., 6.00%, 03/01/2023	2.02
Total	71.22

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index	3.84%	5.11%	16.14%	2.50%	13.13%	3.36%	21.64%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.17	19.69	4.85	26.73	5.61	38.28
Fund
NAV Return	3.06	4.34	13.59	2.81	14.84	3.77	24.58
Market Price Return	2.90	4.22	13.20	2.74	14.46	3.75	24.40

36

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ) (continued)

Guggenheim BulletShares 2019 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 24, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

37

BSJK	Management’s Discussion of Fund Performance
Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)

As an index fund, the Invesco BulletShares 2020 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index (the “High Yield 2020 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2020 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2020. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2020. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 3.06%. On a net asset value (“NAV”) basis, the Fund returned 3.24%. During the same time period, the Index returned 4.00%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the communications industry and most underweight in the energy industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s shorter duration in addition to being underweight in the consumer non-cyclical industry.

For the fiscal year ended August 31, 2019, the communications industry contributed most significantly to the Fund’s return, followed by the consumer cyclical and capital goods industries, respectively. The energy industry was the only detracting industry during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Reynolds Group Issuer, Inc./LLC, 5.75% coupon, due 10/15/2020, a materials company (portfolio average weight of 4.59%), and Neptune Finco Corp., 10.88% coupon, due 10/15/2025, a media company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.87% coupon, due 04/15/2020, a pharmaceuticals company (portfolio average weight of 1.18%), and EP Energy, LLC, 9.38% coupon, due 05/01/2020, an oil & gas company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Communication Services	21.60
Financials	14.46
Materials	9.18
Consumer Discretionary	8.33
Information Technology	8.02
Health Care	7.41
Consumer Staples	7.36
Energy	6.69
Industrials	4.23
Sector Types Each Less Than 3%	1.47
Money Market Funds Plus Other Assets Less Liabilities	11.25

38

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Reynolds Group Issuer, Inc./LLC, 5.75%, 10/15/2020	4.67
EMC Corp., 2.65%, 06/01/2020	4.14
CSC Holdings, LLC, 10.87%, 10/15/2025	3.92
Tenet Healthcare Corp., 6.00%, 10/01/2020	3.74
Navient Corp., 8.00%, 03/25/2020	3.24
Sprint Communications, Inc., 7.00%, 08/15/2020	2.99
Intelsat Jackson Holdings S.A., 8.00%, 02/15/2024	2.98
DISH DBS Corp., 5.13%, 05/01/2020	2.34
Springleaf Finance Corp., 8.25%, 12/15/2020	2.12
CenturyLink, Inc., Series V, 5.62%, 04/01/2020	2.10
Total	32.24

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index	4.00%	5.43%	17.18%	3.04%	16.13%	4.03%	26.41%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.17	19.69	4.85	26.73	5.61	38.28
Fund
NAV Return	3.24	4.60	14.45	3.04	16.15	4.07	26.74
Market Price Return	3.06	4.51	14.16	3.01	15.96	4.05	26.57

39

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK) (continued)

Guggenheim BulletShares 2020 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 24, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

40

BSJL	Management’s Discussion of Fund Performance
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)

As an index fund, the Invesco BulletShares 2021 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index (the “High Yield 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2021 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 5.01%. On a net asset value (“NAV”) basis, the Fund returned 4.88%. During the same time period, the Index returned 5.43%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electric industry and most underweight in the capital goods industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s shorter duration in addition to being underweight in the communications industry.

For the fiscal year ended August 31, 2019, the communications industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and consumer cyclical industries, respectively. The energy industry was the only detracting industry during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Sprint Corp., 7.25% coupon, due 09/15/2021, a telecommunications company (portfolio average weight of 3.07%), and Dish DBS Corp., 6.75% coupon, due 06/01/2021, a media company (portfolio average weight of 2.65%). Positions that detracted most significantly from the Fund’s return during this period included Cloud Peak Energy Resources LLC, 12.00% coupon, due 11/01/2021, a metals & mining company (no longer held at fiscal year-end), and SESI, LLC, 7.13% coupon, due 12/15/2021, an energy equipment company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Communication Services	19.18
Consumer Discretionary	13.89
Energy	10.87
Financials	8.82
Industrials	8.27
Information Technology	7.94
Health Care	7.33
Utilities	6.30
Consumer Staples	5.17
Materials	4.27
Sector Types Each Less Than 3%	2.08
Money Market Funds Plus Other Assets Less Liabilities	5.88

41

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Sprint Corp., 7.25%, 09/15/2021	3.13
T-Mobile USA, Inc., 6.50%, 01/15/2026	2.79
DISH DBS Corp., 6.75%, 06/01/2021	2.75
Bombardier, Inc., 8.75%, 12/01/2021	1.82
Meredith Corp., 6.87%, 02/01/2026	1.76
NRG Energy, Inc., 6.62%, 01/15/2027	1.74
MGM Resorts International, 6.62%, 12/15/2021	1.73
CenturyLink, Inc., Series S, 6.45%, 06/15/2021	1.69
Sprint Communications, Inc., 11.50%, 11/15/2021	1.51
CSC Holdings, LLC, 6.75%, 11/15/2021	1.46
Total	20.38

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index	5.43%	6.30%	20.13%	4.23%	22.75%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.17	19.69	5.14	28.16
Fund
NAV Return	4.88	5.21	16.47	4.77	25.97
Market Price Return	5.01	5.25	16.60	4.72	25.66

42

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL) (continued)

Guggenheim BulletShares 2021 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

43

BSJM	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)

As an index fund, the Invesco BulletShares 2022 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index (the “High Yield 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2022 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 4.94%. On a net asset value (“NAV”) basis, the Fund returned 4.86%. During the same time period, the Index returned 4.90%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which was partially offset by a positive impact of the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the finance companies industry and most underweight in the technology industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the communications and technology industries.

For the fiscal year ended August 31, 2019, the communications industry contributed most significantly to the Fund’s return, followed by the consumer cyclical and consumer non-cyclical industries, respectively. The energy industry was the only detracting industry during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Altice Luxembourg S.A., 7.75% coupon, due 05/15/2022, a media company (portfolio average weight of 1.61%), and Tenet Healthcare Corp., 8.13% coupon, due 04/01/2022, a health care company (portfolio average weight of 2.42%). Positions that detracted most significantly from the Fund’s return during this period included California Resources Corp., 8.00% coupon, due 12/15/2022, an oil & gas company (portfolio average weight of 1.06%) and Frontier Communications Corp., 10.50% coupon, due 09/15/2022, a telecommunications company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Communication Services	17.24
Energy	13.44
Health Care	13.16
Consumer Discretionary	12.05
Financials	10.55
Industrials	9.35
Materials	8.08
Consumer Staples	6.40
Sector Types Each Less Than 3%	6.10
Money Market Funds Plus Other Assets Less Liabilities	3.63

44

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Tenet Healthcare Corp., 8.12%, 04/01/2022	2.56
Sprint Communications, Inc., 6.00%, 11/15/2022	2.12
HCA, Inc., 7.50%, 02/15/2022	1.93
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022	1.90
Dish DBS Corp., 5.88%, 07/15/2022	1.87
Bausch Health Cos., Inc., 8.50%, 01/31/2027	1.76
Freeport-McMoRan, Inc., 3.55%, 03/01/2022	1.56
Infor US, Inc., 6.50%, 05/15/2022	1.42
Bausch Health Americas, Inc., 9.25%, 04/01/2026	1.35
International Game Technology PLC, 6.25%, 02/15/2022	1.29
Total	17.76

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index	4.90%	5.51%	17.46%	4.84%	26.38%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.17	19.69	5.14	28.16
Fund
NAV Return	4.86	4.89	15.41	4.74	25.79
Market Price Return	4.94	4.92	15.50	4.73	25.71

45

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM) (continued)

Guggenheim BulletShares 2022 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 17, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

46

BSJN	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)

As an index fund, the Invesco BulletShares 2023 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index (the “High Yield 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2023 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 4.97%. On a net asset value (“NAV”) basis, the Fund returned 5.01%. During the same time period, the Index returned 5.44%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer non-cyclical industry and most underweight in the consumer cyclical industry during the fiscal year ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation in the communications, consumer cyclical, and technology industries, respectively.

For the fiscal year ended August 31, 2019, the communications industry contributed most significantly to the Fund’s return, followed by the consumer cyclical and consumer non-cyclical industries, respectively. The REIT and energy industries were the only industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Sprint Corp., 7.88% coupon, due 09/15/2023, a telecommunications company (portfolio average weight of 3.72%), and Valeant Pharmaceuticals International, 5.88% coupon, due 05/15/2023, a pharmaceuticals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Dean Foods Co., 6.50% coupon, due 03/15/2023, a food products company (no longer held at fiscal year-end), and Exela Intermediate LLC/Exela Finance Inc., 10.00% coupon, due 07/15/2023, an information technology company (portfolio average weight of 0.72%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Communication Services	17.46
Energy	13.27
Consumer Discretionary	12.08
Materials	11.58
Industrials	9.53
Financials	8.74
Health Care	8.74
Information Technology	5.61
Consumer Staples	4.46
Utilities	3.35
Sector Types Each Less Than 3%	1.00
Money Market Funds Plus Other Assets Less Liabilities	4.18

47

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Sprint Corp., 7.88%, 09/15/2023	3.70
Community Health Systems, Inc., 6.25%, 03/31/2023	2.44
Bausch Health Cos., Inc., 5.87%, 05/15/2023	1.89
Altice Financing S.A., 6.62%, 02/15/2023	1.85
Intelsat Jackson Holdings S.A., 5.50%, 08/01/2023	1.60
Tenet Healthcare Corp., 6.75%, 06/15/2023	1.43
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	1.38
Reynolds Group Issuer, Inc./LLC, 5.13%, 07/15/2023	1.35
Dish DBS Corp., 5.00%, 03/15/2023	1.19
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 04/01/2023	1.11
Total	17.94

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index	5.44%	5.73%	18.19%	7.18%	31.05%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.17	19.69	7.41	32.14
Fund
NAV Return	5.01	4.81	15.15	6.43	27.50
Market Price Return	4.97	4.89	15.41	6.48	27.74

48

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN) (continued)

Guggenheim BulletShares 2023 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: October 7, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

49

BSJO	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)

As an index fund, the Invesco BulletShares 2024 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index (the “High Yield 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2024 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.22%. On a net asset value (“NAV”) basis, the Fund returned 7.39%. During the same time period, the Index returned 7.16%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to a positive impact as a result of the Fund’s sampling methodology, which was partially offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the technology industry and most underweight in the energy industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index occurred due to the Fund’s energy and technology industry weightings.

For the fiscal year ended August 31, 2019, the communications industry contributed most significantly to the Fund’s return, followed by the consumer cyclical and consumer non-cyclical industries, respectively. The energy industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Sprint Corp., 7.13% coupon, due 06/15/2024, a telecommunications company (portfolio average weight of 2.34%), and Dish DBS Corp., 5.87% coupon, due 11/15/2024, a media company (portfolio average weight of 1.43%). Positions that detracted most significantly from the Fund’s return during this period included McDermott Technology Americas Inc./McDermott Technology US Inc., 10.62% coupon, due 05/01/2024, an energy company (portfolio average weight of 0.52%), and Gulfport Energy Corp., 6.00% coupon, due 10/15/2024, an oil & gas company (portfolio average weight of 0.67%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Communication Services	20.82
Consumer Discretionary	13.89
Industrials	10.22
Health Care	9.51
Materials	9.04
Energy	8.24
Financials	6.13
Consumer Staples	6.07
Information Technology	5.70
Utilities	3.77
Real Estate	3.72
Money Market Funds Plus Other Assets Less Liabilities	2.89

50

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Sprint Corp., 7.13%, 06/15/2024	2.19
Bausch Health Cos., Inc., 7.00%, 03/15/2024	1.71
CSC Holdings, LLC, 6.50%, 02/01/2029	1.60
DISH DBS Corp., 5.87%, 11/15/2024	1.58
Tenet Healthcare Corp., 4.63%, 07/15/2024	1.53
CCO Holdings LLC/CCO Holdings Capital Corp., 5.87%, 04/01/2024	1.44
Avantor, Inc., 6.00%, 10/01/2024	1.37
JBS USA LUX S.A./JBS USA Finance, Inc., 6.50%, 04/15/2029	1.36
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024	1.28
Sirius XM Radio, Inc., 4.63%, 07/15/2024	1.28
Total	15.34

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

	1 Year	Fund Inception
Index		Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index	7.16%	6.29%	19.80%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.45	20.32
Fund
NAV Return	7.39	5.58	17.45
Market Price Return	7.22	5.60	17.52

51

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO) (continued)

Guggenheim BulletShares 2024 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 14, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

52

BSJP	Management’s Discussion of Fund Performance
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)

As an index fund, the Invesco BulletShares 2025 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index (the “High Yield 2025 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2025 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2025. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2025. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 7.15%. On a net asset value (“NAV”) basis, the Fund returned 6.96%. During the same time period, the Index returned 7.30%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index due to fees and operating expenses incurred by the Fund during the period, which was partially offset by a positive impact of the Fund’s sampling methodology.

During this same time period, the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of fixed-rate non-investment-grade debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer non-cyclical industry and most underweight in the communications industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocations in the consumer cyclical and consumer non-cyclical industries, as well as security selection within the energy industry.

For the fiscal year ended August 31, 2019, the consumer cyclical industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical industry. The energy industry was the only detractor from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019, included Valeant Pharmaceuticals International, Inc., 6.13% coupon, due 04/15/2025, a pharmaceuticals company (no longer held at fiscal year-end), and HCA, Inc., 5.37% coupon, due 02/01/2025, a health care company (portfolio average weight of 1.77%). Positions that detracted most significantly from the Fund’s return during this period included EP Energy LLC/Everest Acquisition Finance, Inc., 8.00% coupon, due 02/15/2025, an oil & gas company (no longer held at fiscal year-end), and Halcon Resources Corp., 6.75% coupon, due 02/15/2025, an oil & gas company (no longer held at fiscal year-end ).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Consumer Discretionary	15.95
Energy	13.45
Health Care	11.93
Communication Services	11.54
Materials	11.28
Financials	10.31
Industrials	10.17
Consumer Staples	5.74
Information Technology	4.15
Sector Types Each Less Than 3%	3.49
Money Market Funds Plus Other Assets Less Liabilities	1.99

53

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Bausch Health Cos., Inc., 6.12%, 04/15/2025	2.05
HCA, Inc., 5.37%, 02/01/2025	1.80
1011778 BC ULC/New Red Finance, Inc., 5.00%, 10/15/2025	1.77
Avantor, Inc., 9.00%, 10/01/2025	1.34
Bausch Health Cos., Inc., 5.50%, 11/01/2025	1.26
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025	1.23
Intelsat Jackson Holdings S.A., 9.75%, 07/15/2025	1.19
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 02/15/2025	1.17
Cheniere Corpus Christi Holdings LLC, 5.87%, 03/31/2025	1.14
Cheniere Energy Partners, L.P., 5.25%, 10/01/2025	1.09
Total	14.04

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index	7.30%	4.81%	9.47%
Bloomberg Barclays US Corporate High Yield Index	6.56	4.76	9.36
Fund
NAV Return	6.96	4.46	8.75
Market Price Return	7.15	4.57	8.97

54

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP) (continued)

Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (the “Predecessor Fund”) Inception: September 27, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

55

BSJQ	Management’s Discussion of Fund Performance
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)

As an index fund, the Invesco BulletShares 2026 High Yield Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index (the “High Yield 2026 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The High Yield 2026 Index seeks to measure the performance of a portfolio of U.S. dollar-denominated high yield corporate bonds (commonly known as “junk bonds”) with maturities or, in some cases, “effective maturities” in the year 2026. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 15, 2026. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year of the Index, no new constituents are added and the Index does not rebalance. In the last twelve months of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2019, on a market price basis, the Fund returned 8.80%. On a net asset value (“NAV”) basis, the Fund returned 8.58%. During the same time period, the Index returned 8.96%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg Barclays US Corporate High Yield Index (the “Benchmark Index”) returned 6.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of fixed-rate investment-grade taxable debt.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight in the technology industry during the fiscal year ended August 31, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed primarily to the Fund’s overweight allocation in the communications industry.

For the fiscal year ended August 31, 2019, the communications industry contributed most significantly to the Fund’s return, followed by the consumer non-cyclical and consumer cyclical industries, respectively. The energy and REIT industries were the only industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2019 were Numericable SFR S.A. (France), 7.38% coupon, due 05/01/2026, a telecommunications company (no longer held at fiscal year-end), and Wind TRE SPA (Italy), 5.00% coupon, due 01/20/2026, a telecommunications company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% coupon, due 05/15/2026, an oil & gas company (portfolio average weight of 1.12%), and Valaris PLC, 7.75% coupon, due 02/01/2026, an energy equipment company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Communication Services	23.22
Consumer Discretionary	14.63
Energy	14.26
Health Care	8.66
Materials	8.23
Industrials	7.36
Consumer Staples	6.21
Financials	5.99
Information Technology	5.44
Utilities	3.43
Sector Types Each Less Than 3%	0.90
Money Market Funds Plus Other Assets Less Liabilities	1.67

56

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Altice France S.A., 7.37%, 05/01/2026	3.75
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 02/15/2026	2.58
Altice Financing S.A., 7.50%, 05/15/2026	2.08
DISH DBS Corp., 7.75%, 07/01/2026	2.01
Centene Corp., 5.37%, 06/01/2026	1.88
Post Holdings, Inc., 5.00%, 08/15/2026	1.83
Frontier Communications Corp., 8.50%, 04/01/2026	1.80
HCA, Inc., 5.87%, 02/15/2026	1.78
Springleaf Finance Corp., 7.13%, 03/15/2026	1.78
Novelis Corp., 5.87%, 09/30/2026	1.75
Total	21.24

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

		Fund Inception
Index	1 Year	Average Annualized	Cumulative
Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index	8.96%	8.94%	9.49%
Bloomberg Barclays US Corporate High Yield Index	6.56	6.51	6.91
Fund
NAV Return	8.58	8.65	9.18
Market Price Return	8.80	8.86	9.41

57

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ) (continued)

Fund Inception: August 9, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.42% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

58

BSAE	Management’s Discussion of Fund Performance
Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)

As an index fund, the Invesco BulletShares 2021 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index (the “Emerging Markets 2021 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2021 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2021. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2021. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year, the Index does not rebalance. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (October 4, 2018) through August 31, 2019, on a market price basis, the Fund returned 6.70%. On a net asset value (“NAV”) basis, the Fund returned 6.66%. During the same time period, the Index returned 7.07%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as the Fund’s sampling methodology employed during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 12.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 760 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the

U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in Supranational credits and most underweight in the country of Saudi Arabia during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the under allocation to the countries of Peru, Panama, Philippines, and Uruguay, respectively.

For the fiscal period ended August 31, 2019, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of United Arab Emirates and Russia, respectively. There were no countries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Eskom Holdings SOC Ltd. (South Africa), 5.75% coupon, due 01/26/2021, a utilities company (portfolio average weight of 3.97%) and Turkiye Vakiflar Bankasi T.A.O. (Turkey), 5.50% coupon, due 10/27/2021, a financials company (portfolio average weight of 1.89%). The only position that detracted from the Fund’s return during this period was CEMEX S.A.B. de C.V. (Mexico), 7.75% coupon, due 04/16/2026, a construction materials company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	33.13
Soverign Debt	32.20
Energy	17.33
Utilities	10.17
Consumer Discretionary	3.91
Consumer Staples	1.98
Money Market Funds Plus Other Assets Less Liabilities	1.28

59

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Republic of Poland Government International Bond, 5.13%, 04/21/2021	4.12
Eskom Holdings SOC Ltd., REGS, 5.75%, 01/26/2021	3.94
Colombia Government International Bond, 4.38%, 07/12/2021	3.05
Chile Government International Bond, 3.25%, 09/14/2021	3.01
Foxconn (Far East) Ltd., REGS, 2.25%, 09/23/2021	2.91
Abu Dhabi National Energy Co. PJSC, 5.88%, 12/13/2021	2.11
Alfa Bank AO Via Alfa Bond Issuance PLC, REGS, 7.75%, 04/28/2021	2.11
Alfa Bank AO Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021	2.11
Dolphin Energy Ltd. LLC, 5.50%, 12/15/2021	2.09
PT Perusahaan Listrik Negara, REGS, 5.50%, 11/22/2021	2.09
Total	27.54

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index	7.07%
JP Morgan Emerging Market Bond Global Index	12.43
Fund
NAV Return	6.66
Market Price Return	6.70

60

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE) (continued)

Fund Inception: October 4, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

61

BSBE	Management’s Discussion of Fund Performance
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)

As an index fund, the Invesco BulletShares 2022 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index (the “Emerging Markets 2022 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2022 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2022. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2022. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year, the Index does not rebalance. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (October 4, 2018) through August 31, 2019, on a market price basis, the Fund returned 8.45%. On a net asset value (“NAV”) basis, the Fund returned 8.45%. During the same time period, the Index returned 8.63%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, which was partially offset by a positive impact from the Fund’s sampling methodology during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 12.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 760 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the

U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of Russia and most underweight in the country of Saudi Arabia during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the under allocation to the countries of Philippines, Uruguay, Kazakhstan, and Peru, respectively.

For the fiscal period ended August 31, 2019, the country of Russia contributed most significantly to the Fund’s return, followed by the countries of Turkey and Brazil, respectively. There were no countries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included VTB Bank OSJC Via VTB Capital S.A. (Russia), 6.95% coupon, due 10/17/2022, a financials company (portfolio average weight of 2.05%) and MTN (Mauritius) Investment Ltd. (South Africa), 5.37% coupon, due 02/13/2022, a telecommunications company (no longer held at fiscal period-end). The only position that detracted from the Fund’s return during this period was Banco Davivienda S.A. (Colombia), 5.88% coupon, due 07/09/2022, a financials company (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Financials	31.91
Soverign Debt	28.55
Energy	17.22
Communication Services	7.96
Materials	3.96
Utilities	3.93
Sector Types Each Less Than 3%	4.90
Money Market Funds Plus Other Assets Less Liabilities	1.57

62

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Republic of Poland Government International Bond, 5.00%, 03/23/2022	3.12
Reliance Holding USA, Inc., 5.40%, 02/14/2022	2.58
Mexico Government International Bond, 8.00%, 09/24/2022	2.24
Petronas Capital Ltd., 7.88%, 05/22/2022	2.21
MDC — GMTN B.V., 5.50%, 03/01/2022	2.09
Sberbank of Russia Via SB Capital S.A., 6.13%, 02/07/2022	2.07
VTB Bank OJSC Via VTB Capital S.A., 6.95%, 10/17/2022	2.05
Russian Foreign Bond — Eurobond, 4.50%, 04/04/2022	2.05
PT Pertamina (Persero), 4.88%, 05/03/2022	2.05
Itau Unibanco Holding S.A., 5.50%, 08/06/2022	2.03
Total	22.49

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index	8.63%
JP Morgan Emerging Market Bond Global Index	12.43
Fund
NAV Return	8.45
Market Price Return	8.45

63

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE) (continued)

Fund Inception: October 4, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

64

BSCE	Management’s Discussion of Fund Performance
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)

As an index fund, the Invesco BulletShares 2023 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index (the “Emerging Markets 2023 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2023 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2023. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2023. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year, the Index does not rebalance. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (October 4, 2018) through August 31, 2019, on a market price basis, the Fund returned 9.57%. On a net asset value (“NAV”) basis, the Fund returned 9.68%. During the same time period, the Index returned 10.02%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 12.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 760 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of Mexico and most underweight in the country of Saudi Arabia during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the under allocation to the countries of Panama, Uruguay, Kazakhstan, and Ukraine, respectively.

For the fiscal period ended August 31, 2019, the country of Turkey contributed most significantly to the Fund’s return, followed by the countries of Russia and Mexico, respectively. There were no countries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Russian Foreign Bond—Eurobond, 4.88% coupon, due 09/16/2023, a sovereign credit (portfolio average weight of 4.17%) and Eskom Holdings SOC Ltd. (South Africa), 6.75% coupon, due 08/06/2023, a utilities company (portfolio average weight of 2.97%). The only position that detracted from the Fund’s return during this period was Republic of Philippines, 2.75% coupon, due 06/03/2023, a sovereign credit (no longer held at fiscal period-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Soverign Debt	28.53
Financials	23.76
Energy	20.01
Utilities	6.94
Materials	6.92
Consumer Discretionary	3.81
Sector Types Each Less Than 3%	7.87
Money Market Funds Plus Other Assets Less Liabilities	2.16

65

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Russian Foreign Bond — Eurobond, 4.88%, 09/16/2023	4.18
Mexico Government International Bond, 4.00%, 10/02/2023	3.54
PT Pertamina (Persero), 4.30%, 05/20/2023	3.02
Eskom Holdings SOC Ltd., REGS, 6.75%, 08/06/2023	2.95
Colombia Government International Bond, 2.63%, 03/15/2023	2.90
Hungary Government International Bond, 5.75%, 11/22/2023	2.18
Indian Oil Corp. Ltd., REGS, 5.75%, 08/01/2023	2.12
Indonesia Government International Bond, 5.38%, 10/17/2023	2.12
Hungary Government International Bond, 5.38%, 02/21/2023	2.11
Fresnillo PLC, 5.50%, 11/13/2023	2.08
Total	27.20

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index	10.02%
JP Morgan Emerging Market Bond Global Index	12.43
Fund
NAV Return	9.68
Market Price Return	9.57

66

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE) (continued)

Fund Inception: October 4, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

67

BSDE	Management’s Discussion of Fund Performance
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

As an index fund, the Invesco BulletShares 2024 USD Emerging Markets Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index (the “Emerging Markets 2024 Index” or the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. Strictly in accordance with its guidelines and mandated procedures, Invesco Indexing LLC (the “Index Provider”) compiles and maintains the Index. The Index Provider is affiliated with Invesco Capital Management LLC, the Fund’s investment adviser. The Emerging Markets 2024 Index is designed to represent the performance of a held-to-maturity portfolio of U.S. dollar-denominated emerging markets bonds with maturities or, in some cases, “effective maturities” in the year 2024. Effective maturity is an assessment of a bond’s likely call date or maturity (if not called by the issuer). With respect to establishing the effective maturity of a bond, the effective maturity is the actual year of maturity (i) if no embedded issuer call option exists for a bond; (ii) if a bond contains an embedded issuer call option, with the first call date within 13 months of maturity and a par call price; and (iii) unless the yield to next call date is less than the yield to maturity, in which case the bond’s effective maturity is deemed to be the year of the next call date.

The Fund will terminate on or about December 31, 2024. In connection with the termination of the Fund, the Fund will make a cash distribution of its net assets to then current shareholders after making appropriate provisions for any liabilities of the Fund. The Fund does not seek to distribute any predetermined amount at maturity. During the maturing year, the Index does not rebalance. In the last year of operation, when the bonds held by the Fund mature, the Fund’s portfolio will transition to cash and cash equivalents, including without limitation U.S. Treasury Bills and investment grade commercial paper.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal period from the Fund’s inception (October 4, 2018) through August 31, 2019, on a market price basis, the Fund returned 11.46%. On a net asset value (“NAV”) basis, the Fund returned 11.26%. During the same time period, the Index returned 11.70%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as the impact from the Fund’s sampling methodology.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 12.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 760 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary bond selection and weighting methodology, whereas the Benchmark Index selects and weights bonds based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the country of Mexico and most underweight in the country of Saudi Arabia during the fiscal period ended August 31, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the under allocation to the countries of Peru, Russia, Panama, and Uruguay, respectively.

For the fiscal period ended August 31, 2019, the country of Brazil contributed most significantly to the Fund’s return, followed by the countries of Turkey and Mexico, respectively. There were no countries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2019, included Turkey Government International Bond, 5.75% coupon, due 03/22/2024, a sovereign credit (portfolio average weight of 3.81%) and Cemig Geracao e Transmissao S.A. (Brazil), 9.25% coupon, due 12/05/2024, a utilities company (portfolio average weight of 2.22%). No positions detracted from the Fund’s return during this period.

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2019
Soverign Debt	29.10
Energy	17.01
Financials	15.46
Utilities	12.34
Materials	7.00
Communication Services	5.64
Consumer Discretionary	4.15
Industrials	3.94
Consumer Staples	3.83
Money Market Funds Plus Other Assets Less Liabilities	1.53

68

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2019
Security
Turkey Government International Bond, 5.75%, 03/22/2024	3.69
Hungary Government International Bond, 5.38%, 03/25/2024	3.22
Philippine Government International Bond, 4.20%, 01/21/2024	3.10
Sinopec Group Overseas Development (2014) Ltd., REGS 4.38%, 04/10/2024	3.09
Colombia Government International Bond, 8.13%, 05/21/2024	2.37
Power Sector Assets and Liabilities Management Corp., 7.39%, 12/02/2024	2.36
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024	2.19
King Power Capital Ltd., REGS, 5.63%, 11/03/2024	2.15
Indonesia Government International Bond, 5.88%, 01/15/2024	2.14
Indonesia Government International Bond, REGS, 5.88%, 01/15/2024	2.14
Total	26.45

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2019

Fund Inception
Index	Cumulative
Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index	11.70%
JP Morgan Emerging Market Bond Global Index	12.43
Fund
NAV Return	11.26
Market Price Return	11.46

69

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE) (continued)

Fund Inception: October 4, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

70

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-63.81%
Aerospace & Defense-1.59%
Boeing Capital Corp., 4.70%, 10/27/2019	$4,053,000	$ 4,068,154
Lockheed Martin Corp., 4.25%, 11/15/2019	7,148,000	7,176,276
United Technologies Corp., 1.50%, 11/01/2019	5,251,000	5,244,748
		16,489,178
Automobiles-2.90%
American Honda Finance Corp., 2.00%, 11/13/2019(b)	4,567,000	4,566,127
Ford Motor Credit Co. LLC, 2.60%, 11/04/2019	10,550,000	10,547,804
General Motors Financial Co., Inc., 2.35%, 10/04/2019	5,860,000	5,859,814
Toyota Motor Credit Corp., 1.55%, 10/18/2019	9,104,000	9,095,532
		30,069,277
Banks-15.40%
Bank of Montreal (Canada), 2.10%, 12/12/2019	8,044,000	8,042,883
BB&T Corp., 5.25%, 11/01/2019	4,178,000	4,197,290
Canadian Imperial Bank of Commerce (Canada), 1.60%, 09/06/2019	7,108,000	7,107,765
Citizens Bank, N.A., 2.45%, 12/04/2019	3,444,000	3,445,362
Fifth Third Bank, 1.63%, 09/27/2019	6,000,000	5,997,626
HSBC USA, Inc., 2.37%, 11/13/2019	8,034,000	8,035,101
JPMorgan Chase & Co., 2.20%, 10/22/2019	16,269,000	16,266,992
JPMorgan Chase Bank N.A., 1.65%, 09/23/2019	8,200,000	8,197,618
KeyBank N.A., 2.50%, 12/15/2019	5,970,000	5,975,824
Royal Bank of Scotland Group PLC (The) (United Kingdom), 6.40%, 10/21/2019	5,573,000	5,601,346
Santander UK PLC (United Kingdom), 2.35%, 09/10/2019	8,038,000	8,038,301
Skandinaviska Enskilda Banken AB (Sweden), 1.50%, 09/13/2019	6,841,000	6,839,879
Sumitomo Mitsui Banking Corp. (Japan), 2.09%, 10/18/2019	5,990,000	5,988,970
Svenska Handelsbanken AB (Sweden), 1.50%, 09/06/2019	8,280,000	8,279,646
Toronto-Dominion Bank (The) (Canada)
1.90%, 10/24/2019	14,088,000	14,085,216
2.25%, 11/05/2019	10,116,000	10,116,263
U.S. Bank NA, 2.13%, 10/28/2019	13,625,000	13,623,230
Wells Fargo Bank, N.A., 2.15%, 12/06/2019	20,035,000	20,036,451
		159,875,763
Beverages-1.76%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 6.87%, 11/15/2019	7,402,000	7,445,545
	Principal Amount	Value
Beverages-(continued)
Constellation Brands, Inc., 2.00%, 11/07/2019	$4,906,000	$ 4,902,014
PepsiCo, Inc., 1.35%, 10/04/2019	5,968,000	5,963,986
		18,311,545
Biotechnology-2.54%
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/2019	26,345,000	26,339,554
Capital Markets-8.07%
Bank of New York Mellon Corp. (The), 2.30%, 09/11/2019	9,555,000	9,554,887
BlackRock, Inc.,Series 2, 5.00%, 12/10/2019	8,063,000	8,124,004
Goldman Sachs Group, Inc. (The)
2.55%, 10/23/2019	19,818,000	19,827,269
2.30%, 12/13/2019	18,346,000	18,348,139
Morgan Stanley,Series F, 5.62%, 09/23/2019	24,400,000	24,442,370
TD Ameritrade Holding Corp., 5.60%, 12/01/2019	3,440,000	3,466,399
		83,763,068
Commercial Services & Supplies-0.50%
Republic Services, Inc., 5.50%, 09/15/2019	5,195,000	5,199,633
Communications Equipment-1.15%
Cisco Systems, Inc., 1.40%, 09/20/2019	11,913,000	11,908,630
Consumer Finance-0.61%
American Express Credit Corp., 1.70%, 10/30/2019	6,359,000	6,354,346
Diversified Financial Services-0.92%
Capital One NA, 1.85%, 09/13/2019	9,555,000	9,553,809
Diversified Telecommunication Services-0.97%
Orange S.A. (France), 1.63%, 11/03/2019	10,090,000	10,079,825
Electric Utilities-1.68%
Duke Energy Corp., 5.05%, 09/15/2019	3,929,000	3,931,925
Exelon Generation Co. LLC, 5.20%, 10/01/2019	4,785,000	4,795,196
Georgia Power Co., 4.25%, 12/01/2019	4,079,000	4,098,894
Southern Power Co.,Series D, 1.95%, 12/15/2019	4,583,000	4,581,586
		17,407,601
Electrical Equipment-0.36%
Emerson Electric Co., 4.88%, 10/15/2019	3,738,000	3,749,390
Electronic Equipment, Instruments & Components-0.33%
Keysight Technologies, Inc., 3.30%, 10/30/2019	3,479,000	3,479,542
Food & Staples Retailing-2.26%
Costco Wholesale Corp., 1.70%, 12/15/2019	9,551,000	9,537,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)—(continued)
August 31, 2019
	Principal Amount	Value
Food & Staples Retailing-(continued)
Kroger Co. (The), 1.50%, 09/30/2019	$3,852,000	$ 3,849,949
Walgreens Boots Alliance, Inc., 2.70%, 11/18/2019	10,094,000	10,097,855
		23,485,713
Food Products-0.88%
General Mills, Inc., 2.20%, 10/21/2019	4,324,000	4,322,742
Mead Johnson Nutrition Co. (United Kingdom), 4.90%, 11/01/2019	4,771,000	4,789,279
		9,112,021
Health Care Equipment & Supplies-1.11%
Becton, Dickinson and Co., 2.68%, 12/15/2019	8,333,000	8,340,129
Zimmer Biomet Holdings, Inc., 4.62%, 11/30/2019	3,126,000	3,141,492
		11,481,621
Health Care Providers & Services-0.37%
UnitedHealth Group, Inc., 2.30%, 12/15/2019	3,801,000	3,802,021
Household Durables-0.46%
Lennar Corp., 4.50%, 11/15/2019	4,804,000	4,818,892
Household Products-0.66%
Procter & Gamble Co. (The)
1.75%, 10/25/2019	3,411,000	3,409,299
1.90%, 11/01/2019	3,405,000	3,403,538
		6,812,837
Industrial Conglomerates-1.44%
Honeywell International, Inc.
1.40%, 10/30/2019	9,211,000	9,199,640
1.80%, 10/30/2019	5,777,000	5,773,864
		14,973,504
Internet & Direct Marketing Retail-0.71%
Amazon.com, Inc., 2.60%, 12/05/2019	7,420,000	7,425,841
IT Services-0.58%
International Business Machines Corp., 8.37%, 11/01/2019	5,959,000	6,016,685
Machinery-2.15%
Caterpillar Financial Services Corp.
2.00%, 11/29/2019	4,941,000	4,938,518
2.25%, 12/01/2019	3,731,000	3,731,811
Deere & Co., 4.37%, 10/16/2019	6,153,000	6,168,808
John Deere Capital Corp.
2.30%, 09/16/2019	3,547,000	3,546,942
1.25%, 10/09/2019	3,961,000	3,957,319
		22,343,398
Metals & Mining-0.50%
Newmont Goldcorp Corp., 5.13%, 10/01/2019	5,220,000	5,229,818
Multi-Utilities-0.35%
Sempra Energy, 1.63%, 10/07/2019	3,596,000	3,593,422
Oil, Gas & Consumable Fuels-7.63%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.50%, 10/15/2019	3,849,000	3,852,097
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Antero Resources Corp., 5.37%, 11/01/2021	$7,490,000	$ 7,284,025
Cenovus Energy, Inc. (Canada), 5.70%, 10/15/2019	4,031,538	4,045,039
Chevron Corp., 2.19%, 11/15/2019	5,842,000	5,843,243
Enterprise Products Operating LLC, 2.55%, 10/15/2019	6,434,000	6,433,694
Husky Energy, Inc. (Canada), 7.25%, 12/15/2019	6,072,000	6,151,170
Kinder Morgan, Inc., 3.05%, 12/01/2019	12,397,000	12,408,720
Plains All American Pipeline L.P./PAA Finance Corp., 2.60%, 12/15/2019	3,282,000	3,279,453
Shell International Finance B.V. (Netherlands)
1.38%, 09/12/2019	7,997,000	7,995,240
4.30%, 09/22/2019	16,284,000	16,300,246
TransCanada PipeLines Ltd. (Canada), 2.13%, 11/15/2019	5,603,000	5,599,261
		79,192,188
Pharmaceuticals-1.92%
AstraZeneca PLC (United Kingdom), 1.95%, 09/18/2019	8,092,000	8,091,136
Johnson & Johnson, 1.87%, 12/05/2019	3,744,000	3,744,491
Pfizer, Inc., 1.70%, 12/15/2019	8,155,000	8,144,247
		19,979,874
Road & Rail-0.58%
Burlington Northern Santa Fe LLC, 4.70%, 10/01/2019	6,012,000	6,023,117
Software-2.11%
CA, Inc., 5.37%, 12/01/2019	5,967,000	6,006,000
Oracle Corp., 2.25%, 10/08/2019	15,876,000	15,876,400
		21,882,400
Technology Hardware, Storage & Peripherals-0.78%
Apple, Inc., 1.80%, 11/13/2019	8,058,000	8,054,364
Tobacco-0.54%
Philip Morris International, Inc., 1.88%, 11/01/2019	5,611,000	5,607,445
Total U.S. Dollar Denominated Bonds & Notes (Cost $662,299,229)		662,416,322
U.S. Treasury Securities-35.28%
U.S. Treasury Bills-35.28%
2.01%–2.16%, 09/19/2019(c)	161,172,000	161,032,317
1.83%–2.05%, 10/17/2019(c)	205,756,000	205,256,813
Total U.S. Treasury Securities (Cost $366,249,463)		366,289,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-0.29%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $3,032,989)	3,032,989	$ 3,032,989
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.38% (Cost $1,031,581,681)		1,031,738,441
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	653,556	653,556
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	217,823	$ 217,910
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $871,466)		871,466
TOTAL INVESTMENTS IN SECURITIES-99.46% (Cost $1,032,453,147)		1,032,609,907
OTHER ASSETS LESS LIABILITIES-0.54%		5,584,308
NET ASSETS-100.00%		$1,038,194,215

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.90%
Aerospace & Defense-2.64%
Arconic, Inc., 6.15%, 08/15/2020	$4,429,000	$ 4,580,340
Boeing Co. (The), 4.87%, 02/15/2020	3,658,000	3,702,215
General Dynamics Corp., 2.88%, 05/11/2020	8,420,000	8,471,622
Lockheed Martin Corp., 2.50%, 11/23/2020	5,469,000	5,499,546
Northrop Grumman Corp., 2.08%, 10/15/2020	6,513,000	6,518,400
Precision Castparts Corp., 2.25%, 06/15/2020	2,361,000	2,361,858
Raytheon Co.
4.40%, 02/15/2020(b)	2,107,000	2,126,847
3.12%, 10/15/2020	4,470,000	4,525,592
United Technologies Corp.
4.50%, 04/15/2020	5,124,000	5,197,997
1.90%, 05/04/2020	4,352,000	4,345,062
		47,329,479
Airlines-0.37%
Delta Air Lines, Inc., 2.88%, 03/13/2020	4,372,000	4,373,295
Southwest Airlines Co., 2.65%, 11/05/2020	2,256,000	2,271,090
		6,644,385
Auto Components-0.17%
Lear Corp., 5.25%, 01/15/2025	2,871,000	2,971,636
Automobiles-4.94%
American Honda Finance Corp.
2.00%, 02/14/2020	3,186,000	3,184,095
3.00%, 06/16/2020	2,214,000	2,230,230
1.95%, 07/20/2020	2,937,000	2,935,901
2.45%, 09/24/2020	4,418,000	4,440,470
Fiat Chrysler Automobiles N.V. (United Kingdom), 4.50%, 04/15/2020	6,450,000	6,530,625
Ford Motor Credit Co. LLC
2.68%, 01/09/2020	5,100,000	5,101,376
8.12%, 01/15/2020	5,100,000	5,206,893
2.46%, 03/27/2020	4,350,000	4,346,791
2.43%, 06/12/2020	3,800,000	3,797,235
3.16%, 08/04/2020	5,800,000	5,822,147
2.34%, 11/02/2020	4,600,000	4,580,594
General Motors Financial Co., Inc.
3.15%, 01/15/2020	4,552,000	4,560,715
2.65%, 04/13/2020	4,384,000	4,391,167
3.20%, 07/13/2020	6,507,000	6,544,357
2.45%, 11/06/2020	3,430,000	3,429,755
3.70%, 11/24/2020	4,342,000	4,405,409
Toyota Motor Credit Corp.
2.20%, 01/10/2020	3,324,000	3,324,188
2.15%, 03/12/2020	5,780,000	5,786,878
1.95%, 04/17/2020	4,796,000	4,792,340
4.50%, 06/17/2020	2,986,000	3,043,422
		88,454,588
Banks-26.31%
Banco Bilbao Vizcaya Argentaria, S.A. (Spain), 3.00%, 10/20/2020	3,750,000	3,783,116
	Principal Amount	Value
Banks-(continued)
Bank of America Corp.
5.62%, 07/01/2020	$10,670,000	$ 10,976,556
2.63%, 10/19/2020	8,021,000	8,083,930
2.15%, 11/09/2020	3,659,000	3,661,553
Series L, 2.25%, 04/21/2020	8,305,000	8,313,537
Bank of Montreal (Canada)
2.10%, 06/15/2020	4,401,000	4,405,160
3.10%, 07/13/2020(b)	4,260,000	4,304,135
Bank of Nova Scotia (The) (Canada)
2.15%, 07/14/2020(b)	4,838,000	4,846,882
2.35%, 10/21/2020(b)	4,214,000	4,234,774
Barclays Bank PLC (United Kingdom)
5.12%, 01/08/2020	3,685,000	3,719,488
5.14%, 10/14/2020	3,970,000	4,065,050
Barclays PLC (United Kingdom), 2.87%, 06/08/2020	4,000,000	4,009,856
BB&T Corp.
2.45%, 01/15/2020	5,392,000	5,396,307
2.63%, 06/29/2020	3,977,000	3,994,709
Branch Banking & Trust Co.
2.10%, 01/15/2020	3,750,000	3,749,818
2.25%, 06/01/2020	3,750,000	3,755,960
Canadian Imperial Bank of Commerce (Canada), 2.10%, 10/05/2020	4,684,000	4,693,460
Citibank, N.A.
3.05%, 05/01/2020	9,000,000	9,050,413
2.10%, 06/12/2020	9,000,000	9,008,427
2.13%, 10/20/2020	9,150,000	9,160,781
Citigroup, Inc.
2.45%, 01/10/2020	6,391,000	6,396,065
2.40%, 02/18/2020	8,647,000	8,655,819
5.37%, 08/09/2020	4,222,000	4,353,411
2.65%, 10/26/2020	11,900,000	11,973,533
Citizens Bank, N.A.
2.25%, 03/02/2020	4,577,000	4,578,282
2.20%, 05/26/2020	3,903,000	3,902,881
2.25%, 10/30/2020	3,751,000	3,757,001
Credit Suisse AG/New York NY (Switzerland), 5.40%, 01/14/2020	5,806,000	5,868,686
Deutsche Bank AG/New York NY (Germany), 2.70%, 07/13/2020	6,169,000	6,154,068
Fifth Third Bancorp, 2.88%, 07/27/2020	4,838,000	4,870,243
Fifth Third Bank, 2.20%, 10/30/2020	3,800,000	3,809,318
First Horizon National Corp., 3.50%, 12/15/2020	2,747,000	2,781,518
Goldman Sachs Bank USA, 3.20%, 06/05/2020	4,429,000	4,468,461
HSBC Bank USA N.A., 4.87%, 08/24/2020	5,100,000	5,233,667
HSBC USA, Inc.
2.35%, 03/05/2020	7,851,000	7,860,300
2.75%, 08/07/2020	6,300,000	6,341,080
5.00%, 09/27/2020	3,600,000	3,704,778
Huntington National Bank (The)
2.38%, 03/10/2020	3,935,000	3,938,652
2.88%, 08/20/2020	3,882,000	3,910,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)—(continued)
August 31, 2019
	Principal Amount	Value
Banks-(continued)
JPMorgan Chase & Co.
2.25%, 01/23/2020	$16,703,000	$ 16,709,438
4.95%, 03/25/2020	6,277,000	6,375,499
2.75%, 06/23/2020	9,891,000	9,938,864
4.40%, 07/22/2020	11,042,000	11,275,076
4.25%, 10/15/2020	12,136,000	12,435,634
2.55%, 10/29/2020	11,107,000	11,169,403
KeyCorp, 2.90%, 09/15/2020	4,081,000	4,115,394
Lloyds Bank PLC (United Kingdom), 2.70%, 08/17/2020	3,900,000	3,925,106
Manufacturers and Traders Trust Co., 2.05%, 08/17/2020	3,765,000	3,766,479
National Bank of Canada (Canada)
2.15%, 06/12/2020	4,000,000	4,003,128
2.20%, 11/02/2020	4,450,000	4,462,397
PNC Bank, N.A.
2.00%, 05/19/2020	4,020,000	4,020,694
2.60%, 07/21/2020	3,750,000	3,767,096
2.45%, 11/05/2020	6,730,000	6,767,573
PNC Financial Services Group, Inc. (The)
5.12%, 02/08/2020	4,241,000	4,293,775
4.37%, 08/11/2020	3,140,000	3,209,643
Royal Bank of Canada (Canada)
2.13%, 03/02/2020	6,569,000	6,573,149
2.15%, 03/06/2020(b)	3,899,000	3,899,898
2.15%, 10/26/2020	8,250,000	8,272,107
2.35%, 10/30/2020	6,630,000	6,663,538
Santander Holdings USA, Inc., 2.65%, 04/17/2020	4,335,000	4,342,897
Santander UK PLC (United Kingdom)
2.38%, 03/16/2020	3,993,000	3,997,821
2.13%, 11/03/2020	5,500,000	5,495,577
Skandinaviska Enskilda Banken AB (Sweden), 2.30%, 03/11/2020	3,800,000	3,804,082
Sumitomo Mitsui Banking Corp. (Japan)
2.45%, 01/16/2020	5,825,000	5,830,609
2.51%, 01/17/2020	6,000,000	6,007,060
2.45%, 10/20/2020	3,850,000	3,866,483
SunTrust Bank, 2.25%, 01/31/2020	4,494,000	4,493,566
Svenska Handelsbanken AB (Sweden)
1.95%, 09/08/2020	3,750,000	3,749,854
2.40%, 10/01/2020	5,000,000	5,019,329
Toronto-Dominion Bank (The) (Canada)
3.00%, 06/11/2020	2,186,000	2,202,676
1.85%, 09/11/2020(b)	3,878,000	3,877,706
2.50%, 12/14/2020	9,105,000	9,167,435
UBS AG (Switzerland), 4.87%, 08/04/2020	3,900,000	4,001,875
US Bank N.A.
2.35%, 01/23/2020	3,751,000	3,754,484
2.00%, 01/24/2020	3,880,000	3,878,888
3.05%, 07/24/2020	3,700,000	3,732,943
2.05%, 10/23/2020	4,720,000	4,728,193
	Principal Amount	Value
Banks-(continued)
Wells Fargo & Co.
2.60%, 07/22/2020	$11,663,000	$ 11,721,402
2.55%, 12/07/2020	9,063,000	9,116,387
Series N, 2.15%, 01/30/2020	9,226,000	9,229,117
Wells Fargo Bank, N.A., 2.40%, 01/15/2020	7,822,000	7,829,513
		471,263,908
Beverages-2.50%
Coca-Cola Co. (The)
1.88%, 10/27/2020	6,519,000	6,518,386
2.45%, 11/01/2020	5,804,000	5,845,943
3.15%, 11/15/2020(b)	4,928,000	5,006,715
Constellation Brands, Inc., 2.25%, 11/06/2020	3,006,000	3,010,486
Diageo Capital PLC (United Kingdom)
3.00%, 05/18/2020	3,806,000	3,829,910
4.83%, 07/15/2020	3,550,000	3,634,434
PepsiCo, Inc.
4.50%, 01/15/2020	4,290,000	4,326,982
1.85%, 04/30/2020(b)	3,375,000	3,371,262
2.15%, 10/14/2020	4,963,000	4,978,068
3.12%, 11/01/2020	4,242,000	4,305,000
		44,827,186
Biotechnology-2.99%
AbbVie, Inc., 2.50%, 05/14/2020	16,569,000	16,598,110
Amgen, Inc.
2.13%, 05/01/2020	3,239,000	3,237,417
2.20%, 05/11/2020	3,018,000	3,018,178
3.45%, 10/01/2020	4,468,000	4,537,138
Biogen, Inc., 2.90%, 09/15/2020	6,235,000	6,273,953
Celgene Corp.
2.87%, 08/15/2020	6,441,000	6,480,769
3.95%, 10/15/2020	1,999,000	2,038,469
Gilead Sciences, Inc.
2.35%, 02/01/2020	2,199,000	2,200,848
2.55%, 09/01/2020	9,068,000	9,117,899
		53,502,781
Capital Markets-7.44%
Ameriprise Financial, Inc., 5.30%, 03/15/2020	3,362,000	3,418,157
Ares Capital Corp., 3.88%, 01/15/2020	2,313,000	2,319,975
Bank of New York Mellon Corp. (The)
4.60%, 01/15/2020	2,109,000	2,127,985
2.60%, 08/17/2020	4,832,000	4,861,447
2.45%, 11/27/2020	2,810,000	2,823,599
Series G, 2.15%, 02/24/2020	5,178,000	5,178,204
Charles Schwab Corp. (The), 4.45%, 07/22/2020	3,099,000	3,163,926
Credit Suisse AG (Switzerland), 4.37%, 08/05/2020	5,404,000	5,521,376
Goldman Sachs Group, Inc. (The)
5.37%, 03/15/2020	11,832,000	12,033,435
2.60%, 04/23/2020	7,050,000	7,066,811
2.75%, 09/15/2020	8,591,000	8,636,486
2.60%, 12/27/2020	7,606,000	7,617,259
Series D, 6.00%, 06/15/2020	9,174,000	9,438,593
Moody’s Corp., 5.50%, 09/01/2020	2,498,000	2,579,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)—(continued)
August 31, 2019
	Principal Amount	Value
Capital Markets-(continued)
Morgan Stanley
5.50%, 01/26/2020	$8,250,000	$ 8,354,575
2.65%, 01/27/2020	10,966,000	10,985,325
2.80%, 06/16/2020	11,162,000	11,229,480
Series F, 5.50%, 07/24/2020	8,250,000	8,496,010
Nomura Holdings, Inc. (Japan), 6.70%, 03/04/2020	6,598,000	6,745,465
Northern Trust Corp., 3.45%, 11/04/2020	1,993,000	2,027,693
S&P Global, Inc., 3.30%, 08/14/2020	3,164,000	3,196,267
State Street Corp., 2.55%, 08/18/2020	5,424,000	5,456,234
		133,277,349
Chemicals-0.47%
PPG Industries, Inc., 3.60%, 11/15/2020	2,167,000	2,207,361
Sherwin-Williams Co. (The), 2.25%, 05/15/2020	6,273,000	6,269,085
		8,476,446
Commercial Services & Supplies-0.34%
Republic Services, Inc., 5.00%, 03/01/2020	3,718,000	3,766,920
Waste Management, Inc., 4.75%, 06/30/2020	2,282,000	2,328,623
		6,095,543
Communications Equipment-1.00%
Cisco Systems, Inc.
4.45%, 01/15/2020	11,027,000	11,120,958
2.45%, 06/15/2020	6,680,000	6,705,665
		17,826,623
Consumer Finance-3.21%
American Express Co., 2.20%, 10/30/2020	6,213,000	6,225,524
American Express Credit Corp.
2.20%, 03/03/2020	8,928,000	8,933,625
2.37%, 05/26/2020	7,900,000	7,911,040
Series F, 2.60%, 09/14/2020	6,155,000	6,189,934
Capital One Financial Corp.
2.50%, 05/12/2020	5,954,000	5,965,291
2.40%, 10/30/2020	2,890,000	2,898,657
Capital One NA, 2.35%, 01/31/2020	6,600,000	6,601,960
Discover Bank
7.00%, 04/15/2020	4,001,000	4,113,214
3.10%, 06/04/2020	5,300,000	5,328,443
Synchrony Financial, 2.70%, 02/03/2020	3,348,000	3,352,565
		57,520,253
Containers & Packaging-0.12%
Packaging Corp. of America, 2.45%, 12/15/2020	2,156,000	2,159,118
Diversified Consumer Services-0.15%
Block Financial LLC, 4.13%, 10/01/2020	2,546,000	2,588,443
Diversified Financial Services-0.15%
Berkshire Hathaway Finance Corp., 2.90%, 10/15/2020	2,613,000	2,643,066
	Principal Amount	Value
Diversified Telecommunication Services-1.01%
AT&T, Inc., 2.45%, 06/30/2020	$11,984,000	$ 12,007,218
Telefonica Emisiones S.A.U. (Spain), 5.13%, 04/27/2020	6,004,000	6,113,187
		18,120,405
Electric Utilities-2.01%
Allergan, Inc., 3.38%, 09/15/2020	3,148,000	3,180,345
American Electric Power Co., Inc., 2.15%, 11/13/2020	2,203,000	2,205,614
Commonwealth Edison Co., 4.00%, 08/01/2020	2,111,000	2,138,237
Duke Energy Indiana LLC, 3.75%, 07/15/2020	2,114,000	2,147,374
Exelon Corp.
2.85%, 06/15/2020	3,796,000	3,813,291
5.15%, 12/01/2020	2,266,000	2,331,237
Exelon Generation Co. LLC
2.95%, 01/15/2020	4,567,000	4,576,081
4.00%, 10/01/2020	2,646,000	2,683,905
Georgia Power Co.,Series C, 2.00%, 09/08/2020	2,056,000	2,057,000
Nevada Power Co.,Series BB, 2.75%, 04/15/2020	2,614,000	2,625,610
NextEra Energy Capital Holdings, Inc.,Series H, 3.34%, 09/01/2020	3,291,000	3,326,190
Southern Co. (The), 2.75%, 06/15/2020	2,605,000	2,616,730
Xcel Energy, Inc., 4.70%, 05/15/2020	2,264,000	2,276,241
		35,977,855
Entertainment-0.54%
TWDC Enterprises 18 Corp.
1.95%, 03/04/2020(b)	2,615,000	2,615,533
1.80%, 06/05/2020	3,766,000	3,761,509
2.15%, 09/17/2020	3,354,000	3,361,954
		9,738,996
Equity REITs-1.57%
American Tower Corp., 2.80%, 06/01/2020	2,958,000	2,968,239
Boston Properties LP, 5.62%, 11/15/2020	3,022,000	3,123,900
Equinix, Inc.
5.37%, 01/01/2022	3,296,000	3,386,640
5.38%, 04/01/2023	4,419,000	4,523,951
5.75%, 01/01/2025	2,240,000	2,343,600
ERP Operating L.P., 4.75%, 07/15/2020	2,644,000	2,686,573
GLP Capital, L.P. / GLP Financing II, Inc., 4.88%, 11/01/2020	4,513,000	4,613,595
MPT Operating Partnership L.P./MPT Finance Corp., 6.37%, 03/01/2024	2,192,000	2,298,860
Simon Property Group L.P., 2.50%, 09/01/2020	2,171,000	2,179,379
		28,124,737
Food & Staples Retailing-1.67%
Costco Wholesale Corp., 1.75%, 02/15/2020	2,059,000	2,055,753
Kroger Co. (The), 6.15%, 01/15/2020	3,118,000	3,160,833
Sysco Corp., 2.60%, 10/01/2020	3,135,000	3,147,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)—(continued)
August 31, 2019
	Principal Amount	Value
Food & Staples Retailing-(continued)
Walmart, Inc.
2.85%, 06/23/2020	$5,296,000	$ 5,337,020
3.62%, 07/08/2020	4,953,000	5,024,838
3.25%, 10/25/2020	5,627,000	5,725,093
1.90%, 12/15/2020	5,510,000	5,522,183
		29,973,598
Food Products-1.39%
Bunge Ltd. Finance Corp., 3.50%, 11/24/2020	1,855,000	1,880,494
Kellogg Co., 4.00%, 12/15/2020	4,264,000	4,363,258
Kraft Heinz Foods Co. (The)
5.37%, 02/10/2020	3,662,000	3,706,169
2.80%, 07/02/2020	6,588,000	6,593,214
Mead Johnson Nutrition Co. (United Kingdom), 3.00%, 11/15/2020	3,265,000	3,307,027
Mondelez International, Inc.
5.38%, 02/10/2020	1,723,000	1,746,077
3.00%, 05/07/2020	3,306,000	3,322,327
		24,918,566
Health Care Equipment & Supplies-1.03%
Becton, Dickinson and Co.
2.40%, 06/05/2020	4,878,000	4,884,206
3.25%, 11/12/2020	2,657,000	2,687,168
Danaher Corp., 2.40%, 09/15/2020	2,254,000	2,259,040
Stryker Corp., 4.38%, 01/15/2020	2,107,000	2,123,340
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/2020	6,502,000	6,516,674
		18,470,428
Health Care Providers & Services-2.88%
Anthem, Inc.
4.35%, 08/15/2020	3,139,000	3,204,784
2.50%, 11/21/2020	4,180,000	4,202,035
Cardinal Health, Inc., 4.62%, 12/15/2020	1,798,000	1,852,862
CVS Health Corp.
3.13%, 03/09/2020	8,368,000	8,408,854
2.80%, 07/20/2020	11,688,000	11,747,756
Express Scripts Holding Co., 2.60%, 11/30/2020	2,174,000	2,183,879
Laboratory Corp. of America Holdings
2.63%, 02/01/2020	2,342,000	2,345,022
4.62%, 11/15/2020	2,381,000	2,435,812
Medco Health Solutions, Inc., 4.12%, 09/15/2020	2,253,000	2,291,725
Quest Diagnostics, Inc., 4.75%, 01/30/2020	2,275,000	2,296,126
UnitedHealth Group, Inc.
2.70%, 07/15/2020	6,592,000	6,636,410
1.95%, 10/15/2020	3,988,000	3,986,287
		51,591,552
Hotels, Restaurants & Leisure-0.69%
Carnival Corp., 3.95%, 10/15/2020	2,909,000	2,963,237
McDonald’s Corp.
2.20%, 05/26/2020	2,778,000	2,777,943
2.75%, 12/09/2020	4,333,000	4,370,867
Starbucks Corp., 2.20%, 11/22/2020	2,208,000	2,212,308
		12,324,355
	Principal Amount	Value
Household Durables-0.12%
DR Horton, Inc., 4.00%, 02/15/2020	$2,213,000	$ 2,227,061
Household Products-0.17%
Procter & Gamble Co. (The), 1.90%, 10/23/2020	3,026,000	3,028,716
Industrial Conglomerates-2.69%
3M Co., 2.00%, 08/07/2020(b)	2,489,000	2,491,429
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/2020	26,800,000	26,625,209
General Electric Co.
5.50%, 01/08/2020	4,655,000	4,696,268
2.20%, 01/09/2020	3,661,000	3,652,486
5.55%, 05/04/2020	2,377,000	2,414,307
4.38%, 09/16/2020	5,823,000	5,924,285
Roper Technologies, Inc., 3.00%, 12/15/2020	2,425,000	2,449,668
		48,253,652
Insurance-1.69%
AEGON Funding Co. LLC (Netherlands), 5.75%, 12/15/2020	2,445,000	2,558,667
American International Group, Inc.
3.38%, 08/15/2020	2,723,000	2,753,750
6.40%, 12/15/2020	3,106,000	3,273,908
Aon Corp., 5.00%, 09/30/2020	2,558,000	2,635,445
Chubb INA Holdings, Inc., 2.30%, 11/03/2020	5,601,000	5,623,942
Hartford Financial Services Group, Inc. (The), 5.50%, 03/30/2020	2,020,000	2,058,112
Manulife Financial Corp. (Canada), 4.90%, 09/17/2020	2,102,000	2,157,971
Marsh & McLennan Cos., Inc., 2.35%, 03/06/2020	1,993,000	1,994,574
Prudential Financial, Inc.
5.37%, 06/21/2020	2,891,000	2,967,453
4.50%, 11/15/2020	2,044,000	2,107,692
Travelers Cos., Inc. (The), 3.90%, 11/01/2020	2,086,000	2,133,309
		30,264,823
Internet & Direct Marketing Retail-0.70%
Amazon.com, Inc., 1.90%, 08/21/2020	4,600,000	4,597,820
eBay, Inc.
2.15%, 06/05/2020	2,097,000	2,096,716
3.25%, 10/15/2020(b)	2,516,000	2,544,319
Expedia Group, Inc., 5.95%, 08/15/2020	3,257,000	3,361,744
		12,600,599
IT Services-2.26%
Automatic Data Processing, Inc., 2.25%, 09/15/2020(b)	4,185,000	4,197,700
Fidelity National Information Services, Inc., 3.63%, 10/15/2020	6,298,000	6,393,282
Fiserv, Inc., 2.70%, 06/01/2020	3,820,000	3,833,919
International Business Machines Corp.
1.90%, 01/27/2020	3,900,000	3,896,673
1.63%, 05/15/2020	5,600,000	5,587,863
VeriSign, Inc., 4.62%, 05/01/2023	3,249,000	3,309,919
Visa, Inc., 2.20%, 12/14/2020	13,129,000	13,193,498
		40,412,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)—(continued)
August 31, 2019
	Principal Amount	Value
Life Sciences Tools & Services-0.34%
Agilent Technologies, Inc., 5.00%, 07/15/2020	$2,088,000	$ 2,138,516
Life Technologies Corp., 6.00%, 03/01/2020	3,874,000	3,941,790
		6,080,306
Machinery-1.45%
Caterpillar Financial Services Corp.
2.10%, 01/10/2020	4,358,000	4,358,414
2.00%, 03/05/2020(b)	2,248,000	2,247,269
2.95%, 05/15/2020	2,739,000	2,754,752
1.85%, 09/04/2020	4,327,000	4,327,616
CNH Industrial Capital LLC, 4.37%, 11/06/2020	3,427,000	3,503,662
John Deere Capital Corp.
1.70%, 01/15/2020	2,784,000	2,780,298
2.05%, 03/10/2020	1,907,000	1,906,733
1.95%, 06/22/2020	2,059,000	2,057,668
2.38%, 07/14/2020	1,987,000	1,993,514
		25,929,926
Media-1.87%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 3.58%, 07/23/2020	8,736,000	8,820,363
Comcast Corp., 5.15%, 03/01/2020	6,216,000	6,298,024
NBCUniversal Media LLC, 5.15%, 04/30/2020	8,686,000	8,856,621
Omnicom Group, Inc./Omnicom Capital, Inc., 4.45%, 08/15/2020	2,712,000	2,769,677
Time Warner Cable LLC, 5.00%, 02/01/2020	6,580,000	6,646,297
		33,390,982
Multiline Retail-0.36%
Nordstrom, Inc., 4.75%, 05/01/2020	2,150,000	2,175,097
Target Corp., 3.88%, 07/15/2020	4,129,000	4,196,148
		6,371,245
Multi-Utilities-0.68%
Dominion Energy Gas Holdings LLC, 2.80%, 11/15/2020	3,045,000	3,065,152
Dominion Energy, Inc., 2.58%, 07/01/2020	4,424,000	4,432,169
Sempra Energy
2.40%, 02/01/2020	2,186,000	2,183,226
2.40%, 03/15/2020	2,458,000	2,455,616
		12,136,163
Oil, Gas & Consumable Fuels-7.62%
BP Capital Markets PLC (United Kingdom)
2.52%, 01/15/2020	5,763,000	5,771,248
2.32%, 02/13/2020	7,817,000	7,826,913
Chevron Corp.
1.96%, 03/03/2020	8,180,000	8,179,423
1.99%, 03/03/2020	2,780,000	2,779,663
2.43%, 06/24/2020(b)	4,334,000	4,350,252
2.42%, 11/17/2020	5,527,000	5,561,486
Columbia Pipeline Group, Inc., 3.30%, 06/01/2020	3,139,000	3,160,062
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Concho Resources, Inc., 4.37%, 01/15/2025	$2,705,000	$ 2,806,162
Continental Resources, Inc., 5.00%, 09/15/2022	6,962,000	7,028,848
Diamondback Energy, Inc., 5.37%, 05/31/2025	3,443,000	3,623,758
Enbridge Energy Partners L.P.
5.20%, 03/15/2020	2,222,000	2,254,940
4.38%, 10/15/2020	2,332,000	2,381,475
Energy Transfer Partners, L.P., 4.15%, 10/01/2020	4,392,000	4,458,673
Enterprise Products Operating LLC
5.25%, 01/31/2020	4,453,000	4,504,463
5.20%, 09/01/2020	4,476,000	4,605,012
EOG Resources, Inc.
2.45%, 04/01/2020	2,191,000	2,194,292
4.40%, 06/01/2020	2,011,000	2,042,372
EQT Corp., 2.50%, 10/01/2020	2,156,000	2,144,734
Exxon Mobil Corp., 1.91%, 03/06/2020	6,323,000	6,323,720
Kinder Morgan Energy Partners, L.P.
6.85%, 02/15/2020	3,107,000	3,166,753
6.50%, 04/01/2020	2,076,000	2,125,798
5.30%, 09/15/2020	2,353,000	2,422,865
Marathon Oil Corp., 2.70%, 06/01/2020	2,627,000	2,633,220
Marathon Petroleum Corp., 3.40%, 12/15/2020	2,951,000	2,987,066
Plains All American Pipeline L.P./PAA Finance Corp., 5.75%, 01/15/2020	2,109,000	2,132,120
Shell International Finance B.V. (Netherlands)
4.37%, 03/25/2020	5,532,000	5,603,650
2.13%, 05/11/2020	8,542,000	8,548,564
2.25%, 11/10/2020	5,370,000	5,396,330
Total Capital SA (France), 4.45%, 06/24/2020	5,492,000	5,595,952
TransCanada PipeLines Ltd. (Canada), 3.80%, 10/01/2020	4,347,000	4,417,815
Williams Companies, Inc. (The), 5.25%, 03/15/2020	6,680,000	6,780,251
Williams Cos., Inc. (The), 4.13%, 11/15/2020	2,577,000	2,620,667
		136,428,547
Personal Products-0.58%
Estee Lauder Cos., Inc. (The), 1.80%, 02/07/2020	2,739,000	2,734,515
Unilever Capital Corp. (United Kingdom)
1.80%, 05/05/2020	3,700,000	3,697,501
2.10%, 07/30/2020	3,904,000	3,905,350
		10,337,366
Pharmaceuticals-2.42%
Allergan Funding SCS, 3.00%, 03/12/2020	14,063,000	14,107,813
AstraZeneca PLC (United Kingdom), 2.37%, 11/16/2020	7,309,000	7,330,296
Johnson & Johnson
2.95%, 09/01/2020	2,757,000	2,784,886
1.95%, 11/10/2020	838,000	839,566
Merck & Co., Inc., 1.85%, 02/10/2020	5,813,000	5,807,827

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)—(continued)
August 31, 2019
	Principal Amount	Value
Pharmaceuticals-(continued)
Mylan N.V., 3.75%, 12/15/2020	$1,859,000	$ 1,893,413
Novartis Capital Corp. (Switzerland)
1.80%, 02/14/2020	4,307,000	4,300,572
4.40%, 04/24/2020	4,122,000	4,182,149
Zoetis, Inc., 3.45%, 11/13/2020	2,117,000	2,145,858
		43,392,380
Road & Rail-0.38%
CSX Corp., 3.70%, 10/30/2020	2,222,000	2,256,850
United Rentals North America, Inc., 4.63%, 07/15/2023	4,494,000	4,609,159
		6,866,009
Semiconductors & Semiconductor Equipment-2.22%
Applied Materials, Inc., 2.62%, 10/01/2020	3,070,000	3,091,092
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, 01/15/2020	12,097,000	12,092,709
Intel Corp.
1.85%, 05/11/2020	4,467,000	4,466,141
2.45%, 07/29/2020(b)	7,817,000	7,853,794
Lam Research Corp., 2.75%, 03/15/2020	2,136,000	2,140,956
Micron Technology, Inc., 5.50%, 02/01/2025	457,000	466,828
QUALCOMM, Inc., 2.25%, 05/20/2020	7,554,000	7,563,949
Texas Instruments, Inc., 1.75%, 05/01/2020	2,076,000	2,073,270
		39,748,739
Software-2.51%
Adobe, Inc., 4.75%, 02/01/2020	4,070,000	4,113,769
Microsoft Corp.
1.85%, 02/06/2020	6,682,000	6,677,589
1.85%, 02/12/2020	6,377,000	6,374,562
3.00%, 10/01/2020	4,529,000	4,591,542
2.00%, 11/03/2020	9,905,000	9,929,119
Oracle Corp., 3.87%, 07/15/2020	4,413,000	4,485,184
Symantec Corp., 4.20%, 09/15/2020	3,342,000	3,391,130
VMware, Inc., 2.30%, 08/21/2020	5,440,000	5,441,813
		45,004,708
Specialty Retail-0.55%
AutoZone, Inc., 4.00%, 11/15/2020	2,078,000	2,116,047
Home Depot, Inc. (The)
1.80%, 06/05/2020	3,509,000	3,503,455
3.95%, 09/15/2020	2,124,000	2,156,769
Lowe’s Cos., Inc., 4.63%, 04/15/2020	2,119,000	2,125,416
		9,901,687
Technology Hardware, Storage & Peripherals-2.30%
Apple, Inc.
1.55%, 02/07/2020	5,443,000	5,430,251
1.90%, 02/07/2020	4,437,000	4,436,507
2.00%, 05/06/2020	5,577,000	5,580,607
1.80%, 05/11/2020	4,478,000	4,473,730
2.00%, 11/13/2020	4,445,000	4,458,549
Hewlett Packard Enterprise Co., 3.60%, 10/15/2020	13,624,000	13,824,009
HP, Inc., 3.75%, 12/01/2020	2,916,000	2,970,716
		41,174,369
	Principal Amount	Value
Tobacco-1.61%
Altria Group, Inc., 2.63%, 01/14/2020	$4,923,000	$ 4,925,725
BAT Capital Corp. (United Kingdom), 2.30%, 08/14/2020	9,529,000	9,531,377
Philip Morris International, Inc.
2.00%, 02/21/2020	4,286,000	4,281,311
4.50%, 03/26/2020	3,998,000	4,052,142
Reynolds American, Inc. (United Kingdom)
6.87%, 05/01/2020	2,640,000	2,716,101
3.25%, 06/12/2020	3,265,000	3,290,138
		28,796,794
Trading Companies & Distributors-0.79%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
4.25%, 07/01/2020	3,901,000	3,955,826
4.62%, 10/30/2020	4,050,000	4,149,152
Air Lease Corp., 2.13%, 01/15/2020	1,600,000	1,599,146
International Lease Finance Corp., 8.25%, 12/15/2020	4,104,000	4,405,060
		14,109,184
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,763,471,015)		1,771,277,406
	Shares
Money Market Funds-0.31%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $5,517,027)	5,517,027	5,517,027
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.21% (Cost $1,768,988,042)		1,776,794,433
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.24%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	3,314,718	3,314,718
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	1,104,464	1,104,906
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,419,624)		4,419,624
TOTAL INVESTMENTS IN SECURITIES-99.45% (Cost $1,773,407,666)		1,781,214,057
OTHER ASSETS LESS LIABILITIES-0.55%		9,814,300
NET ASSETS-100.00%		$1,791,028,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)—(continued)
August 31, 2019
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.81%
Aerospace & Defense-1.81%
Arconic, Inc., 5.40%, 04/15/2021	$4,816,000	$ 4,964,574
General Dynamics Corp.
3.00%, 05/11/2021	7,806,000	7,958,048
3.87%, 07/15/2021	1,642,000	1,695,904
L3Harris Technologies, Inc., 4.95%, 02/15/2021(b)	2,358,000	2,431,544
Lockheed Martin Corp., 3.35%, 09/15/2021	3,257,000	3,345,819
Northrop Grumman Corp., 3.50%, 03/15/2021	2,719,000	2,778,191
United Technologies Corp.
3.35%, 08/16/2021	3,580,000	3,672,108
1.95%, 11/01/2021	2,507,000	2,506,282
		29,352,470
Air Freight & Logistics-0.50%
United Parcel Service, Inc.
3.13%, 01/15/2021	5,320,000	5,406,467
2.05%, 04/01/2021	2,625,000	2,628,174
		8,034,641
Airlines-0.14%
Delta Air Lines, Inc., 3.40%, 04/19/2021	2,305,000	2,337,577
Automobiles-5.13%
American Honda Finance Corp.
2.65%, 02/12/2021	2,856,000	2,881,637
1.65%, 07/12/2021	2,581,000	2,569,497
1.70%, 09/09/2021	3,735,000	3,720,255
Ford Motor Credit Co. LLC
3.20%, 01/15/2021	4,800,000	4,825,033
5.75%, 02/01/2021	4,700,000	4,881,746
3.34%, 03/18/2021	6,500,000	6,536,694
3.47%, 04/05/2021	3,300,000	3,333,273
5.87%, 08/02/2021	7,250,000	7,633,401
3.81%, 10/12/2021	4,300,000	4,378,098
General Motors Financial Co., Inc.
4.20%, 03/01/2021	5,783,000	5,921,139
3.55%, 04/09/2021	3,555,000	3,615,495
3.20%, 07/06/2021	7,434,000	7,527,613
4.38%, 09/25/2021	4,536,000	4,699,068
Toyota Motor Corp. (Japan), 3.18%, 07/20/2021	2,862,000	2,930,038
Toyota Motor Credit Corp.
4.25%, 01/11/2021	2,914,000	3,003,904
1.90%, 04/08/2021	4,492,000	4,494,573
2.95%, 04/13/2021	3,770,000	3,836,481
2.75%, 05/17/2021(c)	2,393,000	2,427,284
3.40%, 09/15/2021	3,795,000	3,906,502
		83,121,731
Banks-30.52%
Bank of America Corp.
5.87%, 01/05/2021	3,970,000	4,171,755
2.63%, 04/19/2021	6,519,000	6,581,998
5.00%, 05/13/2021	5,440,000	5,702,511
	Principal Amount	Value
Banks-(continued)
Bank of Montreal (Canada)
1.90%, 08/27/2021(c)	$7,399,000	$ 7,404,550
Series D, 3.10%, 04/13/2021	5,430,000	5,531,550
Bank of Nova Scotia (The) (Canada)
2.50%, 01/08/2021	3,552,000	3,580,130
4.37%, 01/13/2021	2,838,000	2,932,350
2.45%, 03/22/2021	5,121,000	5,160,137
3.12%, 04/20/2021	4,741,000	4,834,109
2.80%, 07/21/2021	4,269,000	4,339,867
Barclays Bank PLC (United Kingdom), 2.65%, 01/11/2021	7,000,000	7,032,510
Barclays PLC (United Kingdom)
3.25%, 01/12/2021	5,500,000	5,553,486
3.20%, 08/10/2021	4,520,000	4,565,807
BB&T Corp.
2.15%, 02/01/2021	3,555,000	3,562,047
2.05%, 05/10/2021	4,617,000	4,622,321
3.20%, 09/03/2021	2,012,000	2,055,741
BBVA USA, 3.50%, 06/11/2021	3,500,000	3,565,346
BNP Paribas S.A. (France), 5.00%, 01/15/2021	11,325,000	11,765,450
BPCE S.A. (France)
2.65%, 02/03/2021	3,500,000	3,529,931
2.75%, 12/02/2021	4,300,000	4,367,827
Branch Banking & Trust Co., 2.85%, 04/01/2021	3,250,000	3,289,544
Canadian Imperial Bank of Commerce (Canada), 2.70%, 02/02/2021	2,737,000	2,765,905
Citibank, N.A.
2.85%, 02/12/2021	4,550,000	4,604,236
3.40%, 07/23/2021	6,300,000	6,456,912
Citigroup, Inc.
2.70%, 03/30/2021	9,520,000	9,619,613
2.35%, 08/02/2021	6,862,000	6,908,059
2.90%, 12/08/2021	9,742,000	9,914,321
Citizens Bank, N.A., 2.55%, 05/13/2021	3,500,000	3,526,757
Cooperatieve Rabobank U.A. (Netherlands)
4.50%, 01/11/2021	5,502,000	5,685,749
2.50%, 01/19/2021	8,050,000	8,106,848
3.12%, 04/26/2021	3,500,000	3,562,451
Deutsche Bank AG (Germany)
3.13%, 01/13/2021	3,500,000	3,485,704
3.15%, 01/22/2021	4,904,000	4,888,153
3.37%, 05/12/2021	3,924,000	3,923,997
4.25%, 10/14/2021	13,286,000	13,515,066
Fifth Third Bank
2.25%, 06/14/2021	4,350,000	4,367,749
3.35%, 07/26/2021	3,700,000	3,787,456
2.88%, 10/01/2021	3,227,000	3,277,440
HSBC Holdings PLC (United Kingdom)
3.40%, 03/08/2021	10,400,000	10,569,165
5.10%, 04/05/2021	9,285,000	9,694,611
2.95%, 05/25/2021	9,000,000	9,106,957
Huntington Bancshares, Inc., 3.15%, 03/14/2021	3,710,000	3,764,795
Huntington National Bank (The), 3.25%, 05/14/2021	3,250,000	3,306,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)—(continued)
August 31, 2019
	Principal Amount	Value
Banks-(continued)
JPMorgan Chase & Co.
2.55%, 03/01/2021	$9,265,000	$ 9,340,907
4.62%, 05/10/2021	7,547,000	7,867,092
2.40%, 06/07/2021	5,707,000	5,743,788
2.30%, 08/15/2021	9,243,000	9,269,303
4.35%, 08/15/2021	11,614,000	12,122,018
KeyBank N.A.
3.35%, 06/15/2021	3,500,000	3,578,265
2.50%, 11/22/2021	3,450,000	3,485,351
KeyCorp, 5.10%, 03/24/2021	3,617,000	3,780,133
Lloyds Bank PLC (United Kingdom), 6.37%, 01/21/2021	4,092,000	4,324,384
Lloyds Banking Group PLC (United Kingdom), 3.10%, 07/06/2021	3,700,000	3,755,353
Manufacturers and Traders Trust Co., 2.63%, 01/25/2021	3,250,000	3,279,816
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.95%, 03/01/2021	8,071,000	8,161,136
3.53%, 07/26/2021	2,791,000	2,861,249
2.19%, 09/13/2021	4,900,000	4,903,759
Mizuho Financial Group, Inc. (Japan), 2.27%, 09/13/2021	4,400,000	4,405,275
PNC Bank, N.A.
2.50%, 01/22/2021	3,450,000	3,474,614
2.15%, 04/29/2021	4,400,000	4,413,449
2.55%, 12/09/2021	3,650,000	3,693,009
Regions Bank, 2.75%, 04/01/2021	3,250,000	3,279,783
Regions Financial Corp., 3.20%, 02/08/2021	4,113,000	4,169,959
Royal Bank of Canada (Canada)
2.50%, 01/19/2021	4,441,000	4,479,197
3.20%, 04/30/2021	5,721,000	5,848,338
Santander UK Group Holdings PLC (United Kingdom)
3.13%, 01/08/2021	3,740,000	3,770,694
2.88%, 08/05/2021	5,100,000	5,123,511
Santander UK PLC (United Kingdom), 2.50%, 01/05/2021	3,300,000	3,313,030
Skandinaviska Enskilda Banken AB (Sweden)
2.63%, 03/15/2021	4,050,000	4,087,522
1.88%, 09/13/2021	3,310,000	3,296,097
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.93%, 03/09/2021	6,165,000	6,240,597
2.06%, 07/14/2021	6,604,000	6,598,014
2.44%, 10/19/2021	5,414,000	5,448,340
SunTrust Banks, Inc., 2.90%, 03/03/2021	3,501,000	3,541,769
Svenska Handelsbanken AB (Sweden)
2.45%, 03/30/2021	5,000,000	5,036,369
3.35%, 05/24/2021	4,500,000	4,601,726
1.88%, 09/07/2021	3,500,000	3,487,460
Synchrony Bank, 3.65%, 05/24/2021	3,350,000	3,419,189
Toronto-Dominion Bank (The) (Canada)
2.55%, 01/25/2021	3,775,000	3,808,885
2.13%, 04/07/2021	6,581,000	6,603,126
3.25%, 06/11/2021	3,686,000	3,772,465
1.80%, 07/13/2021(c)	5,199,000	5,188,184
	Principal Amount	Value
Banks-(continued)
US Bancorp
2.35%, 01/29/2021	$5,461,000	$ 5,491,498
4.12%, 05/24/2021	3,649,000	3,777,990
US Bank N.A., 3.15%, 04/26/2021	3,500,000	3,563,640
Wells Fargo & Co.
3.00%, 01/22/2021	5,485,000	5,561,144
2.50%, 03/04/2021	10,497,000	10,562,587
4.60%, 04/01/2021	9,492,000	9,867,680
2.10%, 07/26/2021	10,847,000	10,859,125
Wells Fargo Bank, N.A., 2.60%, 01/15/2021	8,700,000	8,766,732
Zions Bancorp. N.A., 3.50%, 08/27/2021	3,500,000	3,581,894
		494,592,926
Beverages-2.91%
Anheuser-Busch InBev Finance, Inc. (Belgium), 2.65%, 02/01/2021	23,498,000	23,722,896
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.37%, 02/15/2021	10,000	10,331
Coca-Cola Co. (The)
1.55%, 09/01/2021(c)	3,862,000	3,859,707
3.30%, 09/01/2021	5,026,000	5,173,249
Constellation Brands, Inc., 3.75%, 05/01/2021	1,698,000	1,737,455
Molson Coors Brewing Co., 2.10%, 07/15/2021	3,338,000	3,337,883
PepsiCo, Inc.
2.00%, 04/15/2021	3,739,000	3,751,117
3.00%, 08/25/2021	2,662,000	2,721,362
1.70%, 10/06/2021	2,818,000	2,812,796
		47,126,796
Biotechnology-2.72%
AbbVie, Inc., 2.30%, 05/14/2021	6,773,000	6,796,723
Amgen, Inc.
4.10%, 06/15/2021	3,908,000	4,030,086
1.85%, 08/19/2021	2,522,000	2,515,354
3.87%, 11/15/2021	6,257,000	6,472,369
Celgene Corp.
2.88%, 02/19/2021	1,662,000	1,680,162
2.25%, 08/15/2021	1,280,000	1,282,018
Gilead Sciences, Inc.
4.50%, 04/01/2021	3,792,000	3,915,552
4.40%, 12/01/2021	4,735,000	4,967,389
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/2021	12,403,000	12,445,038
		44,104,691
Capital Markets-7.07%
Bank of New York Mellon Corp. (The)
4.15%, 02/01/2021	1,691,000	1,743,106
2.50%, 04/15/2021	3,693,000	3,725,377
2.05%, 05/03/2021	4,454,000	4,466,009
3.55%, 09/23/2021	5,353,000	5,514,016
BlackRock, Inc., 4.25%, 05/24/2021	2,761,000	2,874,507
Charles Schwab Corp. (The), 3.25%, 05/21/2021	2,277,000	2,328,255
Credit Suisse AG (Switzerland), 3.00%, 10/29/2021	7,080,000	7,221,973

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)—(continued)
August 31, 2019
	Principal Amount	Value
Capital Markets-(continued)
Goldman Sachs Group, Inc. (The)
2.88%, 02/25/2021	$4,976,000	$ 5,024,735
2.63%, 04/25/2021	5,810,000	5,856,426
5.25%, 07/27/2021	13,671,000	14,448,680
2.35%, 11/15/2021	8,060,000	8,076,533
Jefferies Group LLC, 6.87%, 04/15/2021	2,753,000	2,937,175
Moody’s Corp., 2.75%, 12/15/2021	2,017,000	2,044,900
Morgan Stanley
5.75%, 01/25/2021	9,599,000	10,076,369
2.50%, 04/21/2021	9,785,000	9,842,320
5.50%, 07/28/2021	8,764,000	9,301,166
2.63%, 11/17/2021	12,103,000	12,233,500
Northern Trust Corp., 3.37%, 08/23/2021	1,958,000	2,014,289
State Street Corp.
4.37%, 03/07/2021	2,248,000	2,332,058
1.95%, 05/19/2021	2,503,000	2,503,715
		114,565,109
Chemicals-0.97%
Dow Chemical Co. (The), 4.13%, 11/15/2021	4,646,000	4,824,019
Ecolab, Inc., 4.35%, 12/08/2021	3,402,000	3,577,908
LyondellBasell Industries N.V., 6.00%, 11/15/2021	3,700,000	3,963,300
Praxair, Inc.
4.05%, 03/15/2021	1,730,000	1,784,402
3.00%, 09/01/2021	1,598,000	1,632,351
		15,781,980
Commercial Services & Supplies-0.13%
Republic Services, Inc., 5.25%, 11/15/2021	2,023,000	2,156,103
Communications Equipment-1.14%
Cisco Systems, Inc.
2.20%, 02/28/2021	9,378,000	9,442,450
2.90%, 03/04/2021	1,641,000	1,667,110
1.85%, 09/20/2021	7,407,000	7,403,562
		18,513,122
Consumer Finance-2.25%
American Express Co., 3.37%, 05/17/2021	4,358,000	4,453,752
American Express Credit Corp., 2.25%, 05/05/2021	6,215,000	6,247,379
Capital One Financial Corp.
3.45%, 04/30/2021	4,897,000	5,001,449
4.75%, 07/15/2021	4,463,000	4,667,032
Capital One N.A.
2.95%, 07/23/2021	4,250,000	4,304,726
2.25%, 09/13/2021	3,500,000	3,505,953
Discover Bank, 3.20%, 08/09/2021	3,350,000	3,410,545
HSBC Finance Corp., 6.68%, 01/15/2021	1,899,000	1,993,884
Synchrony Financial, 3.75%, 08/15/2021	2,828,000	2,892,493
		36,477,213
Containers & Packaging-0.08%
International Paper Co., 7.50%, 08/15/2021	1,199,000	1,318,363
	Principal Amount	Value
Diversified Financial Services-0.59%
Berkshire Hathaway Finance Corp., 4.25%, 01/15/2021	$3,333,000	$ 3,443,856
Berkshire Hathaway, Inc.
2.20%, 03/15/2021	3,842,000	3,867,322
3.75%, 08/15/2021(c)	2,094,000	2,168,088
		9,479,266
Diversified Telecommunication Services-2.37%
AT&T, Inc.
4.60%, 02/15/2021	2,554,000	2,630,534
2.80%, 02/17/2021	6,506,000	6,562,687
4.45%, 05/15/2021	3,503,000	3,639,292
3.88%, 08/15/2021	4,555,000	4,713,349
Orange S.A. (France), 4.12%, 09/14/2021	3,957,000	4,120,265
Qwest Corp., 6.75%, 12/01/2021	3,472,000	3,746,791
Telefonica Emisiones S.A.U. (Spain), 5.46%, 02/16/2021	6,134,000	6,421,774
Verizon Communications, Inc.
3.45%, 03/15/2021	2,589,000	2,649,244
4.60%, 04/01/2021	3,750,000	3,901,081
		38,385,017
Electric Utilities-1.51%
DPL, Inc., 7.25%, 10/15/2021	1,632,000	1,756,440
Duke Energy Carolinas LLC, 3.90%, 06/15/2021	1,976,000	2,034,629
Duke Energy Corp.
1.80%, 09/01/2021	2,753,000	2,737,037
3.55%, 09/15/2021	1,811,000	1,855,656
Duke Energy Progress LLC, 3.00%, 09/15/2021	2,198,000	2,242,189
Emera US Finance L.P. (Canada), 2.70%, 06/15/2021	2,750,000	2,770,569
Ohio Power Co.,Series M, 5.37%, 10/01/2021	1,886,000	2,011,516
Progress Energy, Inc., 4.40%, 01/15/2021	1,916,000	1,965,574
Southern California Edison Co., 3.88%, 06/01/2021	1,550,000	1,586,501
Southern Co. (The), 2.35%, 07/01/2021	5,455,000	5,474,926
		24,435,037
Electrical Equipment-0.13%
Emerson Electric Co., 2.63%, 12/01/2021	2,098,000	2,135,063
Energy Equipment & Services-0.26%
Baker Hughes a GE Co. LLC, 3.20%, 08/15/2021	1,856,000	1,881,682
Halliburton Co., 3.25%, 11/15/2021	2,339,000	2,392,173
		4,273,855
Entertainment-1.04%
Activision Blizzard, Inc., 2.30%, 09/15/2021	2,330,000	2,331,351
Electronic Arts, Inc., 3.70%, 03/01/2021	2,455,000	2,505,089
TWDC Enterprises 18 Corp.
2.30%, 02/12/2021	2,754,000	2,768,586
3.75%, 06/01/2021	1,856,000	1,913,435
2.75%, 08/16/2021	2,840,000	2,881,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)—(continued)
August 31, 2019
	Principal Amount	Value
Entertainment-(continued)
Viacom, Inc.
4.50%, 03/01/2021	$2,195,000	$ 2,261,315
3.87%, 12/15/2021	2,126,000	2,198,332
		16,860,086
Equity REITs-2.01%
American Tower Corp.
3.30%, 02/15/2021	2,950,000	2,997,120
3.45%, 09/15/2021	2,381,000	2,439,858
5.90%, 11/01/2021	1,929,000	2,078,182
Boston Properties L.P., 4.13%, 05/15/2021	3,698,000	3,812,292
Crown Castle International Corp.
3.40%, 02/15/2021	3,360,000	3,411,469
2.25%, 09/01/2021	2,719,000	2,719,826
ERP Operating L.P., 4.62%, 12/15/2021	2,559,000	2,694,075
Kimco Realty Corp., 3.20%, 05/01/2021	1,878,000	1,907,623
MPT Operating Partnership L.P./MPT Finance Corp., 5.25%, 08/01/2026	149,000	157,985
Simon Property Group L.P.
4.37%, 03/01/2021	3,372,000	3,470,872
2.50%, 07/15/2021	1,992,000	2,009,210
4.13%, 12/01/2021	2,854,000	2,972,330
Weyerhaeuser Co., 4.70%, 03/15/2021	1,814,000	1,870,264
		32,541,106
Food & Staples Retailing-1.47%
Costco Wholesale Corp., 2.15%, 05/18/2021	3,865,000	3,889,561
Kroger Co. (The)
3.30%, 01/15/2021	2,238,000	2,269,227
2.95%, 11/01/2021	1,537,000	1,561,729
Sysco Corp., 2.50%, 07/15/2021	1,609,000	1,619,484
Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021	4,451,000	4,557,844
Walmart, Inc.
4.25%, 04/15/2021	2,773,000	2,888,803
3.12%, 06/23/2021	6,900,000	7,070,673
		23,857,321
Food Products-1.01%
Archer-Daniels-Midland Co., 4.48%, 03/01/2021	1,637,000	1,698,788
Campbell Soup Co.
3.30%, 03/15/2021	3,111,000	3,155,635
4.25%, 04/15/2021	1,260,000	1,299,695
General Mills, Inc.
3.20%, 04/16/2021	2,305,000	2,346,160
3.15%, 12/15/2021	2,979,000	3,042,995
JM Smucker Co. (The), 3.50%, 10/15/2021	2,470,000	2,541,556
Tyson Foods, Inc., 2.25%, 08/23/2021	2,215,000	2,221,973
		16,306,802
Gas Utilities-0.10%
National Fuel Gas Co., 4.90%, 12/01/2021	1,491,000	1,551,396
Health Care Equipment & Supplies-1.05%
Abbott Laboratories, 2.90%, 11/30/2021	10,499,000	10,708,880
	Principal Amount	Value
Health Care Equipment & Supplies-(continued)
Becton, Dickinson and Co., 3.12%, 11/08/2021	$3,904,000	$ 3,978,635
Stryker Corp., 2.63%, 03/15/2021	2,342,000	2,361,428
		17,048,943
Health Care Providers & Services-2.38%
AmerisourceBergen Corp., 3.50%, 11/15/2021	1,590,000	1,628,753
Anthem, Inc., 3.70%, 08/15/2021	2,602,000	2,670,888
CVS Health Corp.
3.35%, 03/09/2021	10,749,000	10,963,423
2.13%, 06/01/2021	6,728,000	6,735,163
Express Scripts Holding Co.
3.30%, 02/25/2021	1,599,000	1,622,370
4.75%, 11/15/2021	4,108,000	4,328,219
McKesson Corp., 4.75%, 03/01/2021(c)	1,653,000	1,701,284
Quest Diagnostics, Inc., 4.70%, 04/01/2021	1,492,000	1,547,344
UnitedHealth Group, Inc.
2.13%, 03/15/2021	3,131,000	3,138,871
3.37%, 11/15/2021	1,500,000	1,540,234
2.87%, 12/15/2021	2,667,000	2,721,917
		38,598,466
Hotels, Restaurants & Leisure-0.18%
Starbucks Corp., 2.10%, 02/04/2021	2,886,000	2,890,818
Household Durables-0.22%
Lennar Corp., 4.75%, 04/01/2021	1,738,000	1,794,190
Tupperware Brands Corp., 4.75%, 06/01/2021	1,682,000	1,715,907
		3,510,097
Household Products-0.27%
Procter & Gamble Co. (The)
1.85%, 02/02/2021	1,832,000	1,833,865
1.70%, 11/03/2021	2,594,000	2,589,233
		4,423,098
Industrial Conglomerates-1.73%
3M Co., 1.63%, 09/19/2021	2,505,000	2,497,357
General Electric Co.
4.62%, 01/07/2021	4,449,000	4,550,764
5.30%, 02/11/2021	4,344,000	4,461,939
4.65%, 10/17/2021	5,602,000	5,803,819
Honeywell International, Inc.
4.25%, 03/01/2021	2,964,000	3,067,201
1.85%, 11/01/2021	5,750,000	5,744,930
Roper Technologies, Inc., 2.80%, 12/15/2021	1,903,000	1,930,947
		28,056,957
Insurance-0.66%
American International Group, Inc., 3.30%, 03/01/2021	5,365,000	5,456,176
Marsh & McLennan Cos., Inc., 4.80%, 07/15/2021	1,494,000	1,556,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)—(continued)
August 31, 2019
	Principal Amount	Value
Insurance-(continued)
Progressive Corp. (The), 3.75%, 08/23/2021	$1,917,000	$ 1,985,925
Willis Towers Watson PLC, 5.75%, 03/15/2021	1,580,000	1,661,810
		10,660,894
Interactive Media & Services-0.20%
Alphabet, Inc., 3.63%, 05/19/2021	3,109,000	3,203,774
Internet & Direct Marketing Retail-0.41%
Amazon.com, Inc., 3.30%, 12/05/2021	3,621,000	3,741,908
eBay, Inc., 2.88%, 08/01/2021(c)	2,919,000	2,961,590
		6,703,498
IT Services-0.90%
Fidelity National Information Services, Inc., 2.25%, 08/15/2021	2,633,000	2,638,347
International Business Machines Corp.
2.25%, 02/19/2021	3,300,000	3,313,669
2.90%, 11/01/2021	3,200,000	3,259,158
Mastercard, Inc., 2.00%, 11/21/2021	2,466,000	2,477,719
Total System Services, Inc., 3.80%, 04/01/2021	2,791,000	2,850,164
		14,539,057
Life Sciences Tools & Services-0.53%
PerkinElmer, Inc., 5.00%, 11/15/2021	1,183,000	1,243,080
Thermo Fisher Scientific, Inc.
4.50%, 03/01/2021	3,319,000	3,439,104
3.60%, 08/15/2021	3,876,000	3,980,680
		8,662,864
Machinery-2.00%
Caterpillar Financial Services Corp.
1.70%, 08/09/2021	4,224,000	4,205,171
3.15%, 09/07/2021	3,042,000	3,122,397
Caterpillar, Inc., 3.90%, 05/27/2021	4,877,000	5,055,531
CNH Industrial Capital LLC, 4.87%, 04/01/2021	2,226,000	2,307,004
Fortive Corp., 2.35%, 06/15/2021	2,844,000	2,844,704
John Deere Capital Corp.
2.35%, 01/08/2021	2,072,000	2,085,720
2.55%, 01/08/2021	1,883,000	1,898,500
2.80%, 03/04/2021	1,906,000	1,929,090
3.90%, 07/12/2021(c)	1,885,000	1,952,326
3.13%, 09/10/2021	2,391,000	2,450,206
3.15%, 10/15/2021	1,988,000	2,037,425
Xylem, Inc., 4.87%, 10/01/2021	2,319,000	2,445,439
		32,333,513
Media-1.24%
Discovery Communications LLC, 4.37%, 06/15/2021	2,522,000	2,616,012
NBCUniversal Media LLC, 4.37%, 04/01/2021	7,304,000	7,575,215
Time Warner Cable LLC
4.13%, 02/15/2021	2,748,000	2,804,710
4.00%, 09/01/2021	3,726,000	3,821,757
WPP Finance 2010 (United Kingdom), 4.75%, 11/21/2021	3,108,000	3,263,381
		20,081,075
	Principal Amount	Value
Metals & Mining-0.43%
Arcelormittal (Luxembourg), 5.50%, 03/01/2021	$3,258,000	$ 3,400,083
Goldcorp, Inc. (Canada), 3.63%, 06/09/2021	1,601,000	1,633,521
Kinross Gold Corp. (Canada), 5.12%, 09/01/2021	1,921,000	1,995,439
		7,029,043
Multiline Retail-0.22%
Macy’s Retail Holdings, Inc., 3.45%, 01/15/2021(c)	1,582,000	1,595,224
Nordstrom, Inc., 4.00%, 10/15/2021	1,896,000	1,950,097
		3,545,321
Multi-Utilities-0.65%
CenterPoint Energy Resources Corp., 4.50%, 01/15/2021	2,069,000	2,123,223
Consolidated Edison, Inc., 2.00%, 05/15/2021	1,695,000	1,694,818
PSEG Power LLC, 3.00%, 06/15/2021	2,200,000	2,227,416
Puget Energy, Inc., 6.00%, 09/01/2021	1,902,000	2,030,472
WEC Energy Group, Inc., 3.38%, 06/15/2021	2,325,000	2,376,799
		10,452,728
Oil, Gas & Consumable Fuels-6.34%
Anadarko Petroleum Corp., 4.85%, 03/15/2021	2,362,000	2,442,401
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.25%, 01/15/2025	2,778,000	2,921,994
BP Capital Markets PLC (United Kingdom)
4.74%, 03/11/2021	3,752,000	3,897,689
2.11%, 09/16/2021	2,282,000	2,287,644
3.56%, 11/01/2021	3,256,000	3,358,800
Buckeye Partners L.P., 4.88%, 02/01/2021	1,922,000	1,963,820
Canadian Natural Resources Ltd. (Canada), 3.45%, 11/15/2021	1,500,000	1,532,231
Chevron Corp., 2.10%, 05/16/2021	5,213,000	5,237,656
Enbridge Energy Partners L.P., 4.20%, 09/15/2021	2,346,000	2,420,671
Encana Corp. (Canada), 3.90%, 11/15/2021	2,163,000	2,217,291
Energy Transfer Partners, L.P., 4.65%, 06/01/2021	2,917,000	3,029,076
Enterprise Products Operating LLC
2.80%, 02/15/2021	2,952,000	2,981,212
2.85%, 04/15/2021	1,997,000	2,019,935
EOG Resources, Inc., 4.10%, 02/01/2021	2,592,000	2,667,630
EQT Corp., 4.88%, 11/15/2021(c)	2,783,000	2,866,397
Exxon Mobil Corp., 2.22%, 03/01/2021	8,921,000	8,977,826
Kinder Morgan Energy Partners, L.P.
3.50%, 03/01/2021	2,613,000	2,653,578
5.00%, 10/01/2021	1,842,000	1,928,047
Magellan Midstream Partners LP, 4.25%, 02/01/2021	1,827,000	1,878,018
Marathon Petroleum Corp., 5.12%, 03/01/2021	3,870,000	4,028,142
Noble Energy, Inc., 4.15%, 12/15/2021	3,235,000	3,341,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Occidental Petroleum Corp.,Series 1, 4.10%, 02/01/2021	$4,064,000	$ 4,151,507
Pioneer Natural Resources Co., 3.45%, 01/15/2021	1,841,000	1,868,517
Plains All American Pipeline L.P./PAA Finance Corp., 5.00%, 02/01/2021	2,207,000	2,268,116
Sabine Pass Liquefaction, LLC, 5.62%, 02/01/2021	7,400,000	7,658,254
Shell International Finance B.V. (Netherlands)
1.88%, 05/10/2021	5,316,000	5,319,108
1.75%, 09/12/2021	3,221,000	3,216,828
Sunoco Logistics Partners Operations L.P., 4.40%, 04/01/2021	2,302,000	2,370,333
Total Capital International SA (France), 2.75%, 06/19/2021	4,022,000	4,077,376
Total Capital SA (France)
4.13%, 01/28/2021	1,559,000	1,604,798
4.25%, 12/15/2021	1,576,000	1,657,031
Western Gas Partners, L.P., 5.37%, 06/01/2021	2,336,000	2,415,988
Williams Companies, Inc. (The), 4.00%, 11/15/2021	1,509,000	1,554,515
		102,814,109
Personal Products-0.41%
Unilever Capital Corp. (United Kingdom)
4.25%, 02/10/2021	3,200,000	3,304,061
1.38%, 07/28/2021(c)	3,401,000	3,370,200
		6,674,261
Pharmaceuticals-2.56%
Bayer US Finance II LLC (Germany), 2.75%, 07/15/2021(b)	1,376,000	1,378,789
GlaxoSmithKline Capital PLC (United Kingdom), 3.13%, 05/14/2021	4,574,000	4,657,616
Johnson & Johnson, 1.65%, 03/01/2021	3,745,000	3,741,132
Merck & Co., Inc., 3.87%, 01/15/2021	3,836,000	3,924,035
Mylan N.V., 3.15%, 06/15/2021	8,537,000	8,637,224
Pfizer, Inc.
1.95%, 06/03/2021	4,674,000	4,688,901
3.00%, 09/15/2021	3,343,000	3,421,301
2.20%, 12/15/2021	3,203,000	3,232,202
Sanofi (France), 4.00%, 03/29/2021	7,565,000	7,808,919
		41,490,119
Professional Services-0.25%
Equifax, Inc., 2.30%, 06/01/2021	1,686,000	1,684,287
Equinix, Inc., 5.88%, 01/15/2026	2,202,000	2,347,883
		4,032,170
Road & Rail-0.40%
Norfolk Southern Corp., 3.25%, 12/01/2021	1,813,000	1,853,057
Union Pacific Corp.
4.00%, 02/01/2021	1,882,000	1,925,610
3.20%, 06/08/2021	2,597,000	2,647,953
		6,426,620
	Principal Amount	Value
Semiconductors & Semiconductor Equipment-1.68%
Applied Materials, Inc., 4.30%, 06/15/2021	$1,991,000	$ 2,073,654
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.20%, 01/15/2021	2,843,000	2,830,246
Intel Corp.
1.70%, 05/19/2021	1,515,000	1,511,262
3.30%, 10/01/2021	7,530,000	7,745,262
KLA-Tencor Corp., 4.12%, 11/01/2021	1,727,000	1,791,520
Lam Research Corp., 2.80%, 06/15/2021	3,501,000	3,541,512
NVIDIA Corp., 2.20%, 09/16/2021	4,256,000	4,271,067
Texas Instruments, Inc., 2.75%, 03/12/2021	1,932,000	1,957,303
Xilinx, Inc., 3.00%, 03/15/2021	1,502,000	1,521,672
		27,243,498
Software-2.52%
IBM Credit LLC
1.80%, 01/20/2021	3,500,000	3,494,010
2.65%, 02/05/2021	3,300,000	3,332,489
Microsoft Corp.
4.00%, 02/08/2021	1,918,000	1,981,726
1.55%, 08/08/2021	10,381,000	10,352,979
Oracle Corp.
2.80%, 07/08/2021	5,793,000	5,893,553
1.90%, 09/15/2021	15,721,000	15,724,836
		40,779,593
Specialty Retail-1.54%
Best Buy Co., Inc., 5.50%, 03/15/2021	2,317,000	2,411,160
Gap, Inc. (The), 5.95%, 04/12/2021	4,687,000	4,882,114
Home Depot, Inc. (The)
2.00%, 04/01/2021	4,890,000	4,900,936
4.40%, 04/01/2021	3,684,000	3,810,502
Lowe’s Cos., Inc.
3.75%, 04/15/2021	1,929,000	1,975,365
3.80%, 11/15/2021	1,951,000	2,013,648
O’Reilly Automotive, Inc., 4.87%, 01/14/2021	1,983,000	2,041,381
TJX Cos., Inc. (The), 2.75%, 06/15/2021	2,904,000	2,947,265
		24,982,371
Technology Hardware, Storage & Peripherals-2.44%
Apple, Inc.
2.25%, 02/23/2021	11,050,000	11,114,712
2.85%, 05/06/2021	11,120,000	11,312,275
1.55%, 08/04/2021	4,633,000	4,611,532
HP, Inc.
4.30%, 06/01/2021	3,419,000	3,546,457
4.37%, 09/15/2021	2,885,000	2,993,348
4.65%, 12/09/2021(c)	3,985,000	4,200,027
NetApp, Inc., 3.38%, 06/15/2021	1,793,000	1,824,495
		39,602,846
Textiles, Apparel & Luxury Goods-0.11%
VF Corp., 3.50%, 09/01/2021	1,670,000	1,711,697
Tobacco-0.59%
Altria Group, Inc., 4.75%, 05/05/2021	4,860,000	5,071,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 Corporate Bond ETF (BSCL)—(continued)
August 31, 2019
	Principal Amount	Value
Tobacco-(continued)
Philip Morris International, Inc.
1.88%, 02/25/2021	$2,431,000	$ 2,427,801
2.90%, 11/15/2021	2,050,000	2,084,369
		9,583,684
Trading Companies & Distributors-1.04%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
4.50%, 05/15/2021	3,500,000	3,611,513
5.00%, 10/01/2021	3,427,000	3,594,459
Air Lease Corp.
2.50%, 03/01/2021	2,225,000	2,235,087
3.88%, 04/01/2021	1,648,000	1,686,535
3.38%, 06/01/2021	1,855,000	1,886,711
Aircastle Ltd., 5.12%, 03/15/2021	2,210,000	2,291,962
International Lease Finance Corp., 4.62%, 04/15/2021	1,495,000	1,543,905
		16,850,172
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,580,967,535)		1,601,238,957
	Shares
Money Market Funds-0.34%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $5,602,789)	5,602,789	5,602,789
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.15% (Cost $1,586,570,324)		1,606,841,746
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.69%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	8,363,760	$ 8,363,760
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	2,786,881	2,787,996
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,151,756)		11,151,756
TOTAL INVESTMENTS IN SECURITIES-99.84% (Cost $1,597,722,080)		1,617,993,502
OTHER ASSETS LESS LIABILITIES-0.16%		2,525,226
NET ASSETS-100.00%		$1,620,518,728

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $3,810,333, which represented less than 1% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.89%
Aerospace & Defense-2.16%
Arconic, Inc., 5.87%, 02/23/2022	$2,600,000	$ 2,777,723
General Dynamics Corp., 2.25%, 11/15/2022	3,865,000	3,912,935
Northrop Grumman Corp., 2.55%, 10/15/2022	5,289,000	5,373,000
Raytheon Co., 2.50%, 12/15/2022	3,889,000	3,941,720
Rockwell Collins, Inc., 2.80%, 03/15/2022	3,894,000	3,962,817
United Technologies Corp.
2.30%, 05/04/2022	1,588,000	1,602,353
3.10%, 06/01/2022	7,768,000	8,018,888
		29,589,436
Air Freight & Logistics-0.54%
FedEx Corp., 2.63%, 08/01/2022	1,731,000	1,761,489
United Parcel Service, Inc.
2.35%, 05/16/2022	2,159,000	2,182,888
2.45%, 10/01/2022(b)	3,458,000	3,518,843
		7,463,220
Airlines-0.26%
Delta Air Lines, Inc., 3.63%, 03/15/2022	3,530,000	3,629,183
Automobiles-2.94%
American Honda Finance Corp., 2.60%, 11/16/2022	2,346,000	2,392,707
Ford Motor Credit Co. LLC
3.22%, 01/09/2022	3,000,000	3,008,553
3.34%, 03/28/2022	3,200,000	3,217,813
2.98%, 08/03/2022	2,800,000	2,797,205
4.25%, 09/20/2022	3,300,000	3,413,992
General Motors Financial Co., Inc.
3.45%, 01/14/2022	4,237,000	4,319,466
3.45%, 04/10/2022	4,326,000	4,413,249
3.15%, 06/30/2022	4,289,000	4,349,392
Toyota Motor Credit Corp.
2.60%, 01/11/2022	4,137,000	4,205,286
3.30%, 01/12/2022	3,254,000	3,360,081
2.80%, 07/13/2022	1,757,000	1,807,103
2.15%, 09/08/2022	2,918,000	2,944,330
		40,229,177
Banks-21.84%
Banco Santander, S.A. (Spain), 3.50%, 04/11/2022	3,400,000	3,505,084
Bank of America Corp.
5.70%, 01/24/2022	5,434,000	5,898,904
2.50%, 10/21/2022	6,336,000	6,399,521
Bank of Montreal (Canada)
2.35%, 09/11/2022	3,475,000	3,525,096
2.55%, 11/06/2022(b)	3,209,000	3,269,790
Bank of Nova Scotia (The) (Canada)
2.70%, 03/07/2022	5,017,000	5,113,320
2.45%, 09/19/2022	3,273,000	3,331,193
Barclays Bank PLC (United Kingdom), 7.62%, 11/21/2022	10,350,000	11,418,275
BB&T Corp., 2.75%, 04/01/2022	3,264,000	3,323,024
BBVA USA, 2.87%, 06/29/2022	2,800,000	2,849,100
	Principal Amount	Value
Banks-(continued)
Branch Banking & Trust Co., 2.63%, 01/15/2022	$3,000,000	$ 3,043,467
Canadian Imperial Bank of Commerce (Canada), 2.55%, 06/16/2022(b)	3,552,000	3,615,730
Citigroup, Inc.
4.50%, 01/14/2022	8,299,000	8,759,239
2.75%, 04/25/2022	7,346,000	7,480,194
4.05%, 07/30/2022	3,114,000	3,266,957
2.70%, 10/27/2022	6,355,000	6,465,857
Citizens Bank, N.A., 2.65%, 05/26/2022	2,752,000	2,795,372
Cooperatieve Rabobank U.A. (Netherlands)
2.75%, 01/10/2022	3,000,000	3,054,681
3.87%, 02/08/2022	10,714,000	11,198,743
3.95%, 11/09/2022	5,000,000	5,238,859
Deutsche Bank AG (Germany), 3.30%, 11/16/2022	3,400,000	3,381,746
Fifth Third Bancorp
3.50%, 03/15/2022	1,788,000	1,847,907
2.60%, 06/15/2022	2,082,000	2,110,835
First Republic Bank, 2.50%, 06/06/2022	2,753,000	2,775,213
HSBC Holdings PLC (United Kingdom)
2.65%, 01/05/2022	8,700,000	8,790,481
4.87%, 01/14/2022	3,107,000	3,295,971
4.00%, 03/30/2022	7,245,000	7,604,082
Huntington Bancshares, Inc., 2.30%, 01/14/2022	3,633,000	3,651,366
Huntington National Bank (The), 2.50%, 08/07/2022	2,802,000	2,835,266
ING Groep N.V. (Netherlands), 3.15%, 03/29/2022	4,500,000	4,614,762
JPMorgan Chase & Co.
4.50%, 01/24/2022	10,872,000	11,510,092
3.25%, 09/23/2022	9,972,000	10,338,799
KeyBank N.A.
2.40%, 06/09/2022	3,379,000	3,420,995
2.30%, 09/14/2022	2,700,000	2,723,266
Lloyds Banking Group PLC (United Kingdom), 3.00%, 01/11/2022	4,500,000	4,560,404
Manufacturers and Traders Trust Co., 2.50%, 05/18/2022	2,952,000	2,988,999
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.00%, 02/22/2022	3,745,000	3,819,079
2.67%, 07/25/2022	6,694,000	6,777,360
Mizuho Financial Group, Inc. (Japan)
2.95%, 02/28/2022	4,500,000	4,583,668
2.60%, 09/11/2022	3,250,000	3,286,439
People’s United Financial, Inc., 3.65%, 12/06/2022	1,775,000	1,837,963
PNC Bank, N.A.
2.63%, 02/17/2022	4,000,000	4,067,251
2.45%, 07/28/2022	2,795,000	2,832,689
2.70%, 11/01/2022	2,950,000	3,000,128
PNC Financial Services Group, Inc. (The)
3.30%, 03/08/2022	3,043,000	3,142,578
2.85%, 11/09/2022(c)	1,870,000	1,914,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)—(continued)
August 31, 2019
	Principal Amount	Value
Banks-(continued)
Regions Financial Corp., 2.75%, 08/14/2022	$3,486,000	$ 3,546,696
Royal Bank of Canada (Canada), 2.75%, 02/01/2022	4,170,000	4,260,738
Royal Bank of Scotland Group PLC (The) (United Kingdom), 6.12%, 12/15/2022	7,485,000	8,102,278
Santander Holdings USA, Inc., 3.70%, 03/28/2022	4,898,000	5,027,663
Skandinaviska Enskilda Banken AB (Sweden), 2.80%, 03/11/2022	2,551,000	2,596,924
Sumitomo Mitsui Banking Corp. (Japan), 3.20%, 07/18/2022	3,035,000	3,127,735
Sumitomo Mitsui Financial Group, Inc. (Japan)
2.85%, 01/11/2022	2,600,000	2,643,949
2.78%, 07/12/2022	6,650,000	6,770,509
2.78%, 10/18/2022	4,297,000	4,380,190
SunTrust Bank, 2.45%, 08/01/2022	3,209,000	3,248,506
SunTrust Banks, Inc., 2.70%, 01/27/2022	3,641,000	3,691,240
Synchrony Bank, 3.00%, 06/15/2022	2,800,000	2,851,820
U.S. Bancorp, 3.00%, 03/15/2022	2,972,000	3,049,641
US Bancorp
2.63%, 01/24/2022	4,064,000	4,132,758
2.95%, 07/15/2022	4,500,000	4,617,782
Wells Fargo & Co.
3.50%, 03/08/2022	8,057,000	8,343,733
2.63%, 07/22/2022	13,095,000	13,320,618
		298,977,266
Beverages-2.27%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 2.50%, 07/15/2022	9,270,000	9,406,781
Coca-Cola Co. (The), 2.20%, 05/25/2022	1,956,000	1,979,904
Constellation Brands, Inc.
2.70%, 05/09/2022	1,797,000	1,820,370
2.65%, 11/07/2022	2,354,000	2,386,910
Diageo Investment Corp. (United Kingdom), 2.87%, 05/11/2022	3,443,000	3,534,071
Molson Coors Brewing Co., 3.50%, 05/01/2022	1,643,000	1,696,779
PepsiCo, Inc.
2.75%, 03/05/2022	4,304,000	4,424,341
2.25%, 05/02/2022	2,672,000	2,703,324
3.10%, 07/17/2022	2,982,000	3,088,057
		31,040,537
Biotechnology-2.85%
AbbVie, Inc.
2.90%, 11/06/2022	10,310,000	10,508,240
3.20%, 11/06/2022	3,377,000	3,463,759
Amgen, Inc.
2.70%, 05/01/2022	1,596,000	1,618,115
2.65%, 05/11/2022	5,000,000	5,077,785
3.62%, 05/15/2022	2,451,000	2,540,621
Biogen, Inc., 3.63%, 09/15/2022	3,055,000	3,184,652
Celgene Corp.
3.25%, 08/15/2022	3,420,000	3,534,298
3.55%, 08/15/2022	3,124,000	3,254,271
	Principal Amount	Value
Biotechnology-(continued)
Gilead Sciences, Inc.
1.95%, 03/01/2022	$1,926,000	$ 1,925,276
3.25%, 09/01/2022	3,717,000	3,852,661
		38,959,678
Capital Markets-5.48%
Ares Capital Corp., 3.62%, 01/19/2022	1,745,000	1,776,885
Bank of New York Mellon Corp. (The), 2.60%, 02/07/2022	4,266,000	4,337,451
BlackRock, Inc., 3.38%, 06/01/2022	3,834,000	4,004,616
CME Group, Inc., 3.00%, 09/15/2022	2,921,000	3,024,957
E*TRADE Financial Corp., 2.95%, 08/24/2022	1,771,000	1,808,158
Goldman Sachs Group, Inc. (The)
5.75%, 01/24/2022	15,216,000	16,484,677
3.00%, 04/26/2022	10,769,000	10,912,985
Moody’s Corp., 4.50%, 09/01/2022	1,658,000	1,761,326
Morgan Stanley
2.75%, 05/19/2022	10,772,000	10,961,092
4.87%, 11/01/2022	6,625,000	7,129,330
Northern Trust Corp., 2.38%, 08/02/2022	1,899,000	1,929,539
TD Ameritrade Holding Corp., 2.95%, 04/01/2022	2,769,000	2,836,336
UBS AG (Switzerland), 7.62%, 08/17/2022	7,100,000	8,016,930
		74,984,282
Chemicals-1.51%
Celanese US Holdings LLC, 4.62%, 11/15/2022	1,568,000	1,670,830
Dow Chemical Co. (The), 3.00%, 11/15/2022	3,710,000	3,790,832
Eastman Chemical Co., 3.60%, 08/15/2022	2,076,000	2,143,034
Ecolab, Inc., 2.38%, 08/10/2022	1,361,000	1,375,550
Mosaic Co. (The), 3.25%, 11/15/2022	1,761,000	1,805,860
Praxair, Inc.
2.45%, 02/15/2022	2,118,000	2,146,355
2.20%, 08/15/2022	1,634,000	1,648,592
Sherwin-Williams Co. (The), 2.75%, 06/01/2022	4,345,000	4,413,780
Syngenta Finance N.V. (Switzerland), 3.12%, 03/28/2022	1,688,000	1,713,992
		20,708,825
Commercial Services & Supplies-0.53%
Cintas Corp. No. 2, 2.90%, 04/01/2022	2,256,000	2,306,205
Republic Services, Inc., 3.55%, 06/01/2022	2,985,000	3,091,371
Waste Management, Inc., 2.90%, 09/15/2022	1,765,000	1,810,823
		7,208,399
Communications Equipment-0.73%
Cisco Systems, Inc., 3.00%, 06/15/2022	2,028,000	2,097,401
Motorola Solutions, Inc., 3.75%, 05/15/2022	2,482,000	2,568,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)—(continued)
August 31, 2019
	Principal Amount	Value
Communications Equipment-(continued)
Nokia Oyj (Finland), 3.38%, 06/12/2022	$1,795,000	$ 1,821,925
Telefonaktiebolaget LM Ericsson (Sweden), 4.12%, 05/15/2022	3,376,000	3,504,862
		9,992,314
Consumer Finance-1.75%
American Express Co.
2.50%, 08/01/2022	5,994,000	6,080,411
2.65%, 12/02/2022	4,410,000	4,498,263
American Express Credit Corp., 2.70%, 03/03/2022	5,707,000	5,822,664
Capital One Financial Corp., 3.05%, 03/09/2022	2,958,000	3,027,136
Capital One NA, 2.65%, 08/08/2022	3,100,000	3,145,336
Discover Financial Services, 3.85%, 11/21/2022	1,362,000	1,429,550
		24,003,360
Containers & Packaging-0.18%
International Paper Co., 4.75%, 02/15/2022	2,275,000	2,405,510
Diversified Consumer Services-0.13%
Block Financial LLC, 5.50%, 11/01/2022	1,664,000	1,783,180
Diversified Financial Services-0.58%
Berkshire Hathaway Finance Corp., 3.00%, 05/15/2022	2,820,000	2,916,233
Berkshire Hathaway, Inc., 3.40%, 01/31/2022	2,400,000	2,495,782
ORIX Corp. (Japan), 2.90%, 07/18/2022	2,457,000	2,510,599
		7,922,614
Diversified Telecommunication Services-2.88%
AT&T, Inc.
4.00%, 01/15/2022	1,788,000	1,867,234
3.00%, 02/15/2022	5,086,000	5,201,931
3.20%, 03/01/2022	4,108,000	4,216,433
3.80%, 03/15/2022	3,240,000	3,375,910
3.40%, 06/15/2022	1,958,000	2,024,751
3.00%, 06/30/2022	6,377,000	6,521,934
2.63%, 12/01/2022	3,720,000	3,777,325
Verizon Communications, Inc.
2.95%, 03/15/2022	3,719,000	3,818,271
3.12%, 03/16/2022	4,527,000	4,663,385
2.45%, 11/01/2022	3,897,000	3,952,286
		39,419,460
Electric Utilities-1.87%
Alabama Power Co.,Series 17-A, 2.45%, 03/30/2022	2,280,000	2,299,531
Duke Energy Corp.
2.40%, 08/15/2022	1,771,000	1,792,687
3.05%, 08/15/2022	1,561,000	1,602,370
Duke Energy Progress LLC, 2.80%, 05/15/2022	1,461,000	1,492,543
Entergy Corp., 4.00%, 07/15/2022	1,879,000	1,970,034
Eversource Energy,Series K, 2.75%, 03/15/2022	2,361,000	2,400,837
Exelon Corp., 3.50%, 06/01/2022	4,106,000	4,222,077
	Principal Amount	Value
Electric Utilities-(continued)
Exelon Generation Co. LLC
3.40%, 03/15/2022	$1,840,000	$ 1,892,845
4.25%, 06/15/2022	1,423,000	1,493,498
FirstEnergy Corp.,Series A, 2.85%, 07/15/2022	1,774,000	1,810,047
ITC Holdings Corp., 2.70%, 11/15/2022	1,756,000	1,783,579
Oncor Electric Delivery Co. LLC, 7.00%, 09/01/2022	2,522,000	2,881,287
		25,641,335
Electrical Equipment-0.34%
ABB Finance USA, Inc. (Switzerland), 2.88%, 05/08/2022	4,563,000	4,676,783
Electronic Equipment, Instruments & Components-0.49%
Amphenol Corp., 4.00%, 02/01/2022	1,619,000	1,680,509
Jabil, Inc., 4.70%, 09/15/2022	1,582,000	1,663,350
Tech Data Corp., 3.70%, 02/15/2022	1,605,000	1,646,669
Tyco Electronics Group S.A. (Switzerland), 3.50%, 02/03/2022	1,684,000	1,729,298
		6,719,826
Energy Equipment & Services-0.66%
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., 2.77%, 12/15/2022	4,101,000	4,172,533
National Oilwell Varco, Inc., 2.60%, 12/01/2022	4,878,000	4,883,637
		9,056,170
Entertainment-0.42%
TWDC Enterprises 18 Corp.
2.45%, 03/04/2022	1,823,000	1,857,125
2.35%, 12/01/2022	3,654,000	3,703,485
Warner Media, LLC
4.00%, 01/15/2022	91,000	95,006
3.40%, 06/15/2022	86,000	88,639
		5,744,255
Equity REITs-2.84%
American Tower Corp.
2.25%, 01/15/2022	2,035,000	2,043,692
4.70%, 03/15/2022	2,226,000	2,365,268
Brixmor Operating Partnership L.P., 3.87%, 08/15/2022	1,648,000	1,720,273
Crown Castle International Corp., 4.87%, 04/15/2022	2,735,000	2,918,938
Digital Realty Trust L.P., 3.95%, 07/01/2022	2,003,000	2,098,460
Equinix, Inc., 5.37%, 05/15/2027	4,743,000	5,135,863
HCP, Inc., 4.00%, 12/01/2022	2,089,000	2,206,765
Hospitality Properties Trust, 5.00%, 08/15/2022	1,692,000	1,778,347
Kimco Realty Corp., 3.40%, 11/01/2022	1,599,000	1,656,676
Public Storage, 2.37%, 09/15/2022	1,877,000	1,901,567
Realty Income Corp., 3.25%, 10/15/2022	3,022,000	3,134,197
Simon Property Group L.P.
2.35%, 01/30/2022(b)	1,701,000	1,717,110
3.38%, 03/15/2022	2,111,000	2,180,677
2.63%, 06/15/2022	1,975,000	2,010,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)—(continued)
August 31, 2019
	Principal Amount	Value
Equity REITs-(continued)
SL Green Operating Partnership L.P., 3.25%, 10/15/2022	$1,766,000	$ 1,805,509
Ventas Realty L.P./Ventas Capital Corp., 3.25%, 08/15/2022	1,699,000	1,747,174
Welltower, Inc., 5.25%, 01/15/2022	2,260,000	2,418,781
		38,839,537
Food & Staples Retailing-1.13%
Costco Wholesale Corp.
2.25%, 02/15/2022	1,948,000	1,972,204
2.30%, 05/18/2022	2,822,000	2,859,689
Kroger Co. (The), 3.40%, 04/15/2022	1,813,000	1,869,528
Walgreen Co., 3.10%, 09/15/2022	4,145,000	4,257,380
Walmart, Inc., 2.35%, 12/15/2022	4,363,000	4,446,335
		15,405,136
Food Products-1.37%
General Mills, Inc., 2.60%, 10/12/2022	1,881,000	1,906,852
Kraft Heinz Foods Co.
3.50%, 06/06/2022	6,848,000	7,012,501
3.50%, 07/15/2022	3,278,000	3,352,196
McCormick & Co., Inc., 2.70%, 08/15/2022	2,886,000	2,933,776
Tyson Foods, Inc., 4.50%, 06/15/2022	3,396,000	3,605,448
		18,810,773
Health Care Equipment & Supplies-1.77%
Abbott Laboratories, 2.55%, 03/15/2022	2,607,000	2,650,829
Becton, Dickinson and Co., 2.89%, 06/06/2022	5,901,000	6,000,423
Boston Scientific Corp., 3.38%, 05/15/2022	1,742,000	1,799,409
Covidien International Finance SA, 3.20%, 06/15/2022	2,344,000	2,425,604
Medtronic, Inc., 3.15%, 03/15/2022	8,480,000	8,774,538
Zimmer Biomet Holdings, Inc., 3.15%, 04/01/2022	2,462,000	2,514,484
		24,165,287
Health Care Providers & Services-3.58%
Aetna, Inc., 2.75%, 11/15/2022	3,368,000	3,415,425
Anthem, Inc.
3.12%, 05/15/2022	2,891,000	2,962,457
2.95%, 12/01/2022	2,781,000	2,846,915
Cardinal Health, Inc., 2.62%, 06/15/2022	3,660,000	3,684,537
Cigna Holding Co., 4.00%, 02/15/2022	2,911,000	3,029,479
CommonSpirit Health, 2.95%, 11/01/2022	1,603,000	1,632,896
CVS Health Corp.
3.50%, 07/20/2022	5,068,000	5,251,195
2.75%, 12/01/2022	4,315,000	4,383,078
Express Scripts Holding Co.
3.90%, 02/15/2022	3,420,000	3,565,594
3.05%, 11/30/2022	1,756,000	1,799,854
Humana, Inc., 3.15%, 12/01/2022	2,203,000	2,262,036
Laboratory Corp. of America Holdings
3.20%, 02/01/2022	1,542,000	1,578,864
3.75%, 08/23/2022	1,529,000	1,589,277
	Principal Amount	Value
Health Care Providers & Services-(continued)
UnitedHealth Group, Inc.
2.87%, 03/15/2022	$3,675,000	$ 3,751,326
3.35%, 07/15/2022	3,605,000	3,744,175
2.38%, 10/15/2022	3,454,000	3,501,046
		48,998,154
Hotels, Restaurants & Leisure-0.71%
Marriott International, Inc., 2.30%, 01/15/2022	2,882,000	2,885,341
McDonald’s Corp., 2.63%, 01/15/2022	4,563,000	4,638,270
Starbucks Corp., 2.70%, 06/15/2022	2,150,000	2,194,879
		9,718,490
Household Durables-0.47%
Lennar Corp.
4.12%, 01/15/2022	2,034,000	2,102,647
4.75%, 11/15/2022	2,000,000	2,117,500
NVR, Inc., 3.95%, 09/15/2022	2,140,000	2,225,338
		6,445,485
Household Products-0.86%
Clorox Co. (The), 3.05%, 09/15/2022	1,816,000	1,867,442
Colgate-Palmolive Co., 2.30%, 05/03/2022	2,045,000	2,074,306
Procter & Gamble Co. (The)
2.30%, 02/06/2022	3,558,000	3,610,003
2.15%, 08/11/2022	4,193,000	4,244,874
		11,796,625
Industrial Conglomerates-1.42%
3M Co., 2.00%, 06/26/2022(b)	2,138,000	2,156,755
General Electric Co.
3.15%, 09/07/2022	4,758,000	4,786,281
2.70%, 10/09/2022	10,551,000	10,486,217
Roper Technologies, Inc., 3.13%, 11/15/2022	1,985,000	2,040,118
		19,469,371
Insurance-1.09%
American International Group, Inc., 4.87%, 06/01/2022	5,006,000	5,366,373
Chubb INA Holdings, Inc., 2.88%, 11/03/2022	3,693,000	3,803,737
Hartford Financial Services Group, Inc. (The), 5.12%, 04/15/2022	2,694,000	2,918,464
Marsh & McLennan Cos., Inc., 2.75%, 01/30/2022	1,374,000	1,396,968
MetLife, Inc., 3.05%, 12/15/2022	1,377,000	1,423,154
		14,908,696
Internet & Direct Marketing Retail-0.77%
Amazon.com, Inc., 2.50%, 11/29/2022	4,225,000	4,310,499
eBay, Inc.
3.80%, 03/09/2022	2,415,000	2,508,159
2.60%, 07/15/2022	3,638,000	3,677,104
		10,495,762
IT Services-2.04%
Fiserv, Inc., 3.50%, 10/01/2022	2,677,000	2,795,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)—(continued)
August 31, 2019
	Principal Amount	Value
IT Services-(continued)
International Business Machines Corp.
2.50%, 01/27/2022	$3,100,000	$ 3,141,614
1.88%, 08/01/2022	3,300,000	3,293,399
2.87%, 11/09/2022	2,850,000	2,925,494
VeriSign, Inc., 4.75%, 07/15/2027	1,947,000	2,066,254
Visa, Inc.
2.15%, 09/15/2022	3,438,000	3,488,361
2.80%, 12/14/2022	8,155,000	8,416,689
Western Union Co. (The), 3.60%, 03/15/2022	1,769,000	1,825,266
		27,952,739
Life Sciences Tools & Services-0.19%
Thermo Fisher Scientific, Inc., 3.30%, 02/15/2022	2,512,000	2,589,728
Machinery-2.16%
Caterpillar Financial Services Corp.
2.85%, 06/01/2022	1,883,000	1,933,793
2.40%, 06/06/2022	1,979,000	2,007,982
2.55%, 11/29/2022	2,080,000	2,117,556
Caterpillar, Inc., 2.60%, 06/26/2022	1,743,000	1,777,290
CNH Industrial Capital LLC, 4.37%, 04/05/2022	1,875,000	1,957,031
Deere & Co., 2.60%, 06/08/2022	3,326,000	3,389,525
Eaton Corp., 2.75%, 11/02/2022	6,150,000	6,276,470
Flowserve Corp., 3.50%, 09/15/2022	1,460,000	1,480,610
John Deere Capital Corp.
2.65%, 01/06/2022	1,993,000	2,031,553
2.75%, 03/15/2022	1,560,000	1,594,293
2.15%, 09/08/2022	2,178,000	2,195,181
Stanley Black & Decker, Inc., 2.90%, 11/01/2022	2,720,000	2,789,785
		29,551,069
Media-2.29%
CBS Corp., 3.38%, 03/01/2022	2,628,000	2,700,531
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	10,062,000	10,621,603
Comcast Cable Communications Holdings, Inc., 9.45%, 11/15/2022	3,435,000	4,228,359
Comcast Corp.
1.63%, 01/15/2022	2,261,000	2,253,041
3.13%, 07/15/2022	3,428,000	3,551,397
Discovery Communications LLC, 3.30%, 05/15/2022	1,797,000	1,848,416
Omnicom Group, Inc./Omnicom Capital, Inc., 3.62%, 05/01/2022	3,952,000	4,113,560
WPP Finance 2010 (United Kingdom), 3.62%, 09/07/2022	1,927,000	1,993,788
		31,310,695
Metals & Mining-0.61%
Arcelormittal (Luxembourg), 6.25%, 02/25/2022(b)	2,918,000	3,168,031
Newmont Goldcorp Corp., 3.50%, 03/15/2022	3,444,000	3,536,216
Nucor Corp., 4.12%, 09/15/2022	1,589,000	1,676,133
		8,380,380
	Principal Amount	Value
Multiline Retail-0.42%
Macy’s Retail Holdings, Inc., 3.88%, 01/15/2022	$1,959,000	$ 1,987,363
Target Corp., 2.90%, 01/15/2022	3,627,000	3,739,049
		5,726,412
Multi-Utilities-0.60%
CenterPoint Energy, Inc., 2.50%, 09/01/2022	2,035,000	2,052,160
NiSource, Inc., 2.65%, 11/17/2022	2,034,000	2,064,973
Public Service Enterprise Group, Inc., 2.65%, 11/15/2022	2,007,000	2,027,848
Sempra Energy, 2.88%, 10/01/2022	2,011,000	2,043,859
		8,188,840
Oil, Gas & Consumable Fuels-7.74%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 3.50%, 12/01/2022	1,756,000	1,804,932
Antero Resources Corp., 5.12%, 12/01/2022	3,995,000	3,695,375
Apache Corp., 3.25%, 04/15/2022	2,226,000	2,267,777
BP Capital Markets PLC (United Kingdom)
3.06%, 03/17/2022	3,818,000	3,924,962
2.50%, 11/06/2022	3,522,000	3,574,707
Cenovus Energy, Inc. (Canada), 3.00%, 08/15/2022	2,082,000	2,097,217
Chevron Corp.
2.41%, 03/03/2022	2,819,000	2,860,357
2.50%, 03/03/2022	2,306,000	2,346,849
2.36%, 12/05/2022	7,069,000	7,197,386
Enbridge, Inc. (Canada), 2.90%, 07/15/2022	2,193,991	2,237,209
Energy Transfer Partners, L.P., 5.20%, 02/01/2022	3,472,000	3,684,125
Energy Transfer Partners, L.P. / Regency Energy Finance Corp.
5.87%, 03/01/2022	3,022,000	3,244,120
5.00%, 10/01/2022	2,351,000	2,503,175
Enterprise Products Operating LLC, 4.05%, 02/15/2022	2,153,000	2,252,845
EQT Corp., 3.00%, 10/01/2022	2,668,000	2,555,236
Exxon Mobil Corp., 2.40%, 03/06/2022	3,983,000	4,050,128
Husky Energy, Inc. (Canada), 3.95%, 04/15/2022	1,579,000	1,635,266
Kinder Morgan Energy Partners, L.P., 3.95%, 09/01/2022	3,458,000	3,609,578
Marathon Oil Corp., 2.80%, 11/01/2022	3,436,000	3,468,602
Newfield Exploration Co., 5.75%, 01/30/2022	2,876,000	3,075,725
Occidental Petroleum Corp., 3.12%, 02/15/2022	3,119,000	3,166,308
ONEOK Partners L.P., 3.37%, 10/01/2022	3,023,000	3,100,366
ONEOK, Inc., 4.25%, 02/01/2022	2,380,000	2,473,730
Phillips 66, 4.30%, 04/01/2022	6,745,000	7,131,436
Pioneer Natural Resources Co., 3.95%, 07/15/2022	2,219,000	2,317,836
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	2,122,000	2,181,665
Sabine Pass Liquefaction, LLC, 6.25%, 03/15/2022	3,400,000	3,672,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Shell International Finance B.V. (Netherlands), 2.38%, 08/21/2022	$3,671,000	$ 3,733,832
Total Capital International SA (France), 2.88%, 02/17/2022	3,422,000	3,505,010
TransCanada PipeLines Ltd. (Canada), 2.50%, 08/01/2022	3,205,000	3,233,039
Western Midstream Operating L.P., 4.00%, 07/01/2022	2,441,000	2,487,790
Williams Companies, Inc. (The), 3.35%, 08/15/2022	2,311,000	2,370,012
Williams Cos., Inc. (The), 3.60%, 03/15/2022	4,319,000	4,448,249
		105,907,219
Personal Products-0.43%
Unilever Capital Corp. (United Kingdom)
3.00%, 03/07/2022	2,800,000	2,877,890
2.20%, 05/05/2022	3,000,000	3,027,882
		5,905,772
Pharmaceuticals-3.68%
Allergan Finance LLC, 3.25%, 10/01/2022	5,920,000	6,057,142
Allergan Funding SCS, 3.45%, 03/15/2022	9,448,000	9,707,930
AstraZeneca PLC (United Kingdom), 2.37%, 06/12/2022	3,005,000	3,029,909
Bristol-Myers Squibb Co., 2.00%, 08/01/2022	2,348,000	2,350,118
Eli Lilly and Co., 2.35%, 05/15/2022	2,353,000	2,387,724
GlaxoSmithKline Capital PLC (United Kingdom), 2.85%, 05/08/2022	6,645,000	6,804,342
Johnson & Johnson, 2.25%, 03/03/2022	3,487,000	3,533,026
Merck & Co., Inc.
2.35%, 02/10/2022	4,220,000	4,283,559
2.40%, 09/15/2022	3,508,000	3,564,516
Novartis Capital Corp. (Switzerland)
2.40%, 05/17/2022	3,321,000	3,376,231
2.40%, 09/21/2022	5,188,000	5,281,706
		50,376,203
Professional Services-0.40%
Equifax, Inc., 3.30%, 12/15/2022	1,978,000	2,032,090
RELX Capital Inc. (United Kingdom), 3.13%, 10/15/2022	3,410,000	3,498,806
		5,530,896
Road & Rail-0.70%
Burlington Northern Santa Fe LLC
3.05%, 03/15/2022	2,176,000	2,235,455
3.05%, 09/01/2022	2,207,000	2,272,530
Norfolk Southern Corp., 3.00%, 04/01/2022	2,017,000	2,060,483
Union Pacific Corp., 4.16%, 07/15/2022	2,899,000	3,058,523
		9,626,991
Semiconductors & Semiconductor Equipment-2.39%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/2022	11,770,000	11,875,650
	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
Intel Corp.
2.35%, 05/11/2022	$2,366,000	$ 2,397,642
3.10%, 07/29/2022	3,955,000	4,103,986
2.70%, 12/15/2022	5,040,000	5,191,252
QUALCOMM, Inc., 3.00%, 05/20/2022	7,190,000	7,397,300
Texas Instruments, Inc., 1.85%, 05/15/2022	1,749,000	1,752,598
		32,718,428
Software-3.29%
CA, Inc., 3.60%, 08/15/2022	1,817,000	1,853,043
IBM Credit LLC, 2.20%, 09/08/2022	2,901,000	2,918,774
Microsoft Corp.
2.40%, 02/06/2022	5,840,000	5,942,339
2.37%, 02/12/2022	5,397,000	5,486,836
2.65%, 11/03/2022	3,501,000	3,602,971
2.13%, 11/15/2022	2,638,000	2,674,916
Oracle Corp.
2.50%, 05/15/2022	8,595,000	8,724,905
2.50%, 10/15/2022	8,697,000	8,856,567
VMware, Inc., 2.95%, 08/21/2022	4,925,000	4,997,936
		45,058,287
Specialty Retail-0.64%
AutoZone, Inc., 3.70%, 04/15/2022	1,570,000	1,636,042
Home Depot, Inc. (The), 2.63%, 06/01/2022	4,273,000	4,376,946
Lowe’s Cos., Inc., 3.12%, 04/15/2022	2,620,000	2,686,971
		8,699,959
Technology Hardware, Storage & Peripherals-2.20%
Apple, Inc.
2.15%, 02/09/2022	4,209,000	4,247,076
2.50%, 02/09/2022(b)	4,955,000	5,040,638
2.30%, 05/11/2022	3,641,000	3,691,421
2.70%, 05/13/2022	4,221,000	4,323,830
2.10%, 09/12/2022	3,618,000	3,651,471
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	4,698,000	4,980,045
HP, Inc., 4.05%, 09/15/2022	1,426,000	1,506,352
Seagate HDD Cayman, 4.25%, 03/01/2022	2,650,000	2,744,940
		30,185,773
Tobacco-1.40%
Altria Group, Inc., 2.85%, 08/09/2022	6,440,000	6,566,886
Philip Morris International, Inc.
2.62%, 02/18/2022	1,792,000	1,816,281
2.38%, 08/17/2022	2,439,000	2,461,354
2.50%, 08/22/2022	2,356,000	2,385,416
2.50%, 11/02/2022	2,342,000	2,368,730
Reynolds American, Inc. (United Kingdom), 4.00%, 06/12/2022	3,458,000	3,617,219
		19,215,886
Trading Companies & Distributors-1.29%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.95%, 02/01/2022	3,000,000	3,110,419
3.50%, 05/26/2022	2,851,000	2,929,846
4.63%, 07/01/2022	2,701,000	2,857,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 Corporate Bond ETF (BSCM)—(continued)
August 31, 2019
	Principal Amount	Value
Trading Companies & Distributors-(continued)
Air Lease Corp.
3.75%, 02/01/2022	$1,696,000	$ 1,747,842
2.63%, 07/01/2022	1,832,000	1,849,229
International Lease Finance Corp.
8.62%, 01/15/2022	2,039,000	2,324,030
5.87%, 08/15/2022	2,630,000	2,889,550
		17,708,057
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,323,170,579)		1,353,841,460
	Shares
Money Market Funds-0.32%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $4,354,930)	4,354,930	4,354,930
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.21% (Cost $1,327,525,509)		1,358,196,390
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.58%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	5,898,572	$ 5,898,572
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	1,965,404	1,966,191
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,864,763)		7,864,763
TOTAL INVESTMENTS IN SECURITIES-99.79% (Cost $1,335,390,272)		1,366,061,153
OTHER ASSETS LESS LIABILITIES-0.21%		2,926,365
NET ASSETS-100.00%		$1,368,987,518

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-99.01%
Aerospace & Defense-2.18%
General Dynamics Corp.
3.37%, 05/15/2023	$1,787,000	$ 1,881,298
1.88%, 08/15/2023	1,528,000	1,527,331
L3Harris Technologies, Inc., 3.85%, 06/15/2023(b)	1,872,000	1,979,215
Lockheed Martin Corp., 3.10%, 01/15/2023	1,316,000	1,366,595
Northrop Grumman Corp., 3.25%, 08/01/2023	2,432,000	2,547,166
Precision Castparts Corp., 2.50%, 01/15/2023	2,459,000	2,509,478
United Technologies Corp., 3.65%, 08/16/2023	5,771,000	6,128,440
		17,939,523
Air Freight & Logistics-0.30%
United Parcel Service, Inc., 2.50%, 04/01/2023	2,420,000	2,463,403
Airlines-0.15%
Delta Air Lines, Inc., 3.80%, 04/19/2023	1,218,000	1,267,986
Automobiles-3.90%
American Honda Finance Corp., 3.45%, 07/14/2023	1,254,000	1,322,143
Fiat Chrysler Automobiles N.V. (United Kingdom), 5.25%, 04/15/2023	3,200,000	3,429,792
Ford Motor Credit Co. LLC
4.14%, 02/15/2023	2,400,000	2,462,676
3.10%, 05/04/2023	2,800,000	2,776,491
4.37%, 08/06/2023	2,600,000	2,693,475
General Motors Co., 4.87%, 10/02/2023	3,397,000	3,656,085
General Motors Financial Co., Inc.
3.25%, 01/05/2023	2,039,000	2,072,697
3.70%, 05/09/2023	2,753,000	2,825,606
4.25%, 05/15/2023	1,789,000	1,874,253
4.15%, 06/19/2023	2,292,000	2,394,574
Toyota Motor Corp. (Japan), 3.42%, 07/20/2023(c)	1,759,000	1,866,794
Toyota Motor Credit Corp.
2.63%, 01/10/2023	1,811,000	1,855,752
2.70%, 01/11/2023	1,550,000	1,595,815
2.25%, 10/18/2023	1,283,000	1,299,339
		32,125,492
Banks-19.95%
Banco Santander, S.A. (Spain)
3.13%, 02/23/2023	2,200,000	2,251,560
3.85%, 04/12/2023	2,600,000	2,718,503
Bank of America Corp.
3.30%, 01/11/2023	10,881,000	11,318,242
4.10%, 07/24/2023	4,714,000	5,067,696
Barclays PLC (United Kingdom), 3.68%, 01/10/2023	3,200,000	3,253,614
Canadian Imperial Bank of Commerce (Canada), 3.50%, 09/13/2023	2,623,000	2,777,503
Citigroup, Inc.
3.50%, 05/15/2023	3,007,000	3,129,991
3.87%, 10/25/2023	2,283,000	2,436,984
	Principal Amount	Value
Banks-(continued)
Citizens Bank, N.A., 3.70%, 03/29/2023	$1,752,000	$ 1,845,665
Comerica, Inc., 3.70%, 07/31/2023	1,879,000	1,987,568
Cooperatieve Rabobank U.A. (Netherlands)
2.75%, 01/10/2023	2,400,000	2,465,760
4.62%, 12/01/2023	3,800,000	4,110,569
Deutsche Bank AG (Germany), 3.95%, 02/27/2023	2,300,000	2,333,085
Discover Bank, 3.35%, 02/06/2023	1,900,000	1,967,381
HSBC Holdings PLC (United Kingdom), 3.60%, 05/25/2023	5,100,000	5,332,906
Huntington National Bank (The), 3.55%, 10/06/2023	1,850,000	1,954,375
JPMorgan Chase & Co.
2.97%, 01/15/2023	3,454,000	3,526,471
3.20%, 01/25/2023	6,436,000	6,689,293
3.38%, 05/01/2023	4,819,000	4,996,323
2.70%, 05/18/2023	4,696,000	4,807,457
KeyBank N.A., 3.38%, 03/07/2023	2,000,000	2,088,446
M&T Bank Corp., 3.55%, 07/26/2023	1,254,000	1,323,838
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.46%, 03/02/2023	3,518,000	3,667,081
3.76%, 07/26/2023	4,882,000	5,165,092
2.53%, 09/13/2023	1,901,000	1,923,507
Mizuho Financial Group, Inc. (Japan), 3.55%, 03/05/2023	1,900,000	1,985,896
PNC Bank, N.A.
2.95%, 01/30/2023	1,850,000	1,903,316
3.50%, 06/08/2023	2,000,000	2,110,929
3.80%, 07/25/2023	1,950,000	2,069,974
Regions Financial Corp., 3.80%, 08/14/2023	2,412,000	2,554,300
Royal Bank of Scotland Group PLC (The) (United Kingdom)
6.10%, 06/10/2023	2,299,000	2,494,619
3.87%, 09/12/2023	6,000,000	6,185,342
6.00%, 12/19/2023	4,484,000	4,885,919
Santander Holdings USA, Inc., 3.40%, 01/18/2023	2,518,000	2,591,800
Santander UK Group Holdings PLC (United Kingdom), 3.57%, 01/10/2023	2,100,000	2,139,792
Sumitomo Mitsui Banking Corp. (Japan)
3.00%, 01/18/2023	2,035,000	2,093,626
3.95%, 07/19/2023	1,850,000	1,976,478
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.10%, 01/17/2023	3,388,000	3,496,907
3.75%, 07/19/2023	1,656,000	1,751,910
Suntrust Bank, 3.00%, 02/02/2023	1,229,000	1,265,243
SunTrust Bank, 2.75%, 05/01/2023	2,201,000	2,246,429
Toronto-Dominion Bank (The) (Canada), 3.50%, 07/19/2023	3,774,000	4,002,429
US Bank N.A.
2.85%, 01/23/2023	1,850,000	1,906,713
3.40%, 07/24/2023	3,300,000	3,477,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)—(continued)
August 31, 2019
	Principal Amount	Value
Banks-(continued)
Wells Fargo & Co.
3.07%, 01/24/2023	$9,048,000	$ 9,257,123
4.12%, 08/15/2023	3,381,000	3,610,558
Series M, 3.45%, 02/13/2023	4,918,000	5,112,174
Wells Fargo Bank, N.A., 3.55%, 08/14/2023	5,800,000	6,130,013
		164,388,011
Beverages-3.40%
Anheuser-Busch InBev Finance, Inc. (Belgium), 3.30%, 02/01/2023	7,409,000	7,718,202
Coca-Cola Co. (The)
2.50%, 04/01/2023	1,921,000	1,974,311
3.20%, 11/01/2023	3,759,000	3,979,984
Constellation Brands, Inc.
3.20%, 02/15/2023	1,540,000	1,589,772
4.25%, 05/01/2023	2,381,000	2,552,282
Diageo Capital PLC (United Kingdom)
2.62%, 04/29/2023	3,103,000	3,176,652
3.50%, 09/18/2023	2,101,000	2,220,771
Keurig Dr Pepper, Inc., 3.13%, 12/15/2023	1,244,000	1,282,548
PepsiCo, Inc., 2.75%, 03/01/2023	3,445,000	3,556,899
		28,051,421
Biotechnology-2.30%
AbbVie, Inc., 2.85%, 05/14/2023	2,387,000	2,434,817
Amgen, Inc., 2.25%, 08/19/2023	1,789,000	1,802,025
Celgene Corp.
2.75%, 02/15/2023	1,698,000	1,735,162
3.25%, 02/20/2023	2,925,000	3,042,646
4.00%, 08/15/2023	1,860,000	1,988,406
Gilead Sciences, Inc., 2.50%, 09/01/2023	1,678,000	1,708,584
Shire Acquisitions Investments Ireland DAC, 2.87%, 09/23/2023	6,072,000	6,212,291
		18,923,931
Capital Markets-5.86%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	1,912,000	2,056,044
Ares Capital Corp., 3.50%, 02/10/2023	1,764,000	1,780,328
Bank of New York Mellon Corp. (The)
2.95%, 01/29/2023	2,409,000	2,485,012
3.50%, 04/28/2023	1,910,000	2,014,704
3.45%, 08/11/2023	1,694,000	1,785,153
2.20%, 08/16/2023	2,821,000	2,844,450
Charles Schwab Corp. (The), 2.65%, 01/25/2023	1,787,000	1,831,077
Goldman Sachs Group, Inc. (The)
3.62%, 01/22/2023	5,571,000	5,830,724
3.20%, 02/23/2023	4,107,000	4,245,637
Jefferies Group LLC, 5.12%, 01/20/2023	1,520,000	1,640,066
Morgan Stanley
3.13%, 01/23/2023	5,900,000	6,085,539
3.75%, 02/25/2023	5,928,000	6,238,878
4.10%, 05/22/2023	4,465,000	4,730,730
State Street Corp.
3.10%, 05/15/2023	2,228,000	2,312,938
3.70%, 11/20/2023	2,259,000	2,410,961
		48,292,241
	Principal Amount	Value
Chemicals-0.65%
LYB International Finance B.V., 4.00%, 07/15/2023	$1,824,000	$ 1,943,037
Mosaic Co. (The), 4.25%, 11/15/2023	2,163,000	2,285,674
Praxair, Inc., 2.70%, 02/21/2023	1,092,000	1,116,765
		5,345,476
Commercial Services & Supplies-0.33%
Republic Services, Inc., 4.75%, 05/15/2023	1,365,000	1,485,842
Waste Management, Inc., 2.40%, 05/15/2023	1,195,000	1,214,583
		2,700,425
Communications Equipment-0.54%
Cisco Systems, Inc.
2.60%, 02/28/2023	1,253,000	1,286,706
2.20%, 09/20/2023	1,734,000	1,761,218
Motorola Solutions, Inc., 3.50%, 03/01/2023	1,332,000	1,371,903
		4,419,827
Consumer Finance-1.43%
American Express Co., 3.40%, 02/27/2023	3,631,000	3,795,283
Capital One Bank USA NA, 3.38%, 02/15/2023	3,100,000	3,200,624
Capital One Financial Corp.
3.20%, 01/30/2023	2,886,000	2,972,521
3.50%, 06/15/2023	1,771,000	1,850,656
		11,819,084
Containers & Packaging-0.23%
Packaging Corp. of America, 4.50%, 11/01/2023	1,753,000	1,888,764
Diversified Consumer Services-0.29%
Unilever Capital Corp. (United Kingdom), 3.13%, 03/22/2023	2,301,000	2,394,612
Diversified Financial Services-1.57%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.30%, 01/23/2023	2,202,000	2,258,204
4.12%, 07/03/2023	1,901,000	2,017,675
Berkshire Hathaway, Inc.
3.00%, 02/11/2023	1,223,000	1,266,805
2.75%, 03/15/2023	5,202,000	5,371,250
Jefferies Financial Group, Inc., 5.50%, 10/18/2023	1,851,000	2,014,243
		12,928,177
Diversified Telecommunication Services-2.53%
AT&T, Inc.
3.60%, 02/17/2023	5,171,000	5,408,341
4.05%, 12/15/2023	838,000	899,352
Telefonica Emisiones S.A.U. (Spain), 4.57%, 04/27/2023	2,101,000	2,273,858
Verizon Communications, Inc., 5.15%, 09/15/2023	10,891,000	12,247,718
		20,829,269
Electric Utilities-2.16%
Duke Energy Carolinas LLC
2.50%, 03/15/2023	1,246,000	1,270,360
3.05%, 03/15/2023	1,450,000	1,500,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)—(continued)
August 31, 2019
	Principal Amount	Value
Electric Utilities-(continued)
FirstEnergy Corp.,Series B, 4.25%, 03/15/2023	$2,015,000	$ 2,142,360
Florida Power & Light Co., 2.75%, 06/01/2023	1,259,000	1,296,664
NextEra Energy Capital Holdings, Inc., 2.80%, 01/15/2023	1,237,000	1,266,305
PPL Capital Funding, Inc., 3.40%, 06/01/2023	1,649,000	1,705,027
PSEG Power LLC, 3.85%, 06/01/2023	2,068,000	2,185,901
Southern California Edison Co.,Series C, 3.50%, 10/01/2023	1,434,000	1,493,855
Southern Co. (The), 2.95%, 07/01/2023	3,001,000	3,090,891
Virginia Electric & Power Co.,Series C, 2.75%, 03/15/2023	1,843,000	1,884,799
		17,837,066
Electrical Equipment-0.17%
Emerson Electric Co., 2.63%, 02/15/2023	1,336,000	1,381,696
Energy Equipment & Services-0.79%
Halliburton Co., 3.50%, 08/01/2023	2,651,000	2,763,371
Schlumberger Investment S.A., 3.65%, 12/01/2023	3,573,000	3,779,162
		6,542,533
Entertainment-0.44%
Viacom, Inc., 4.25%, 09/01/2023	3,359,000	3,587,795
Warner Media, LLC, 4.05%, 12/15/2023	72,000	76,921
		3,664,716
Equity REITs-4.70%
Alexandria Real Estate Equities, Inc., 3.90%, 06/15/2023	1,053,000	1,120,003
American Tower Corp.
3.50%, 01/31/2023	2,432,000	2,528,801
3.00%, 06/15/2023	1,694,000	1,739,802
Boston Properties L.P.
3.85%, 02/01/2023	2,393,000	2,525,754
3.13%, 09/01/2023	1,284,000	1,332,990
Brixmor Operating Partnership L.P., 3.25%, 09/15/2023	1,204,000	1,240,188
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/2023	2,726,000	2,875,457
Crown Castle International Corp.
5.25%, 01/15/2023	4,199,000	4,596,466
3.15%, 07/15/2023	1,551,000	1,602,889
ERP Operating L.P., 3.00%, 04/15/2023	1,188,000	1,230,819
GLP Capital, L.P. / GLP Financing II, Inc., 5.37%, 11/01/2023	1,228,000	1,335,217
HCP, Inc., 4.25%, 11/15/2023	2,216,000	2,382,285
Hospitality Properties Trust, 4.50%, 06/15/2023	1,405,000	1,466,733
Omega Healthcare Investors, Inc., 4.38%, 08/01/2023	1,772,000	1,868,450
Prologis L.P., 4.25%, 08/15/2023	1,990,000	2,153,923
Realty Income Corp., 4.65%, 08/01/2023	1,818,000	1,985,733
Simon Property Group L.P.
2.75%, 02/01/2023	1,249,000	1,279,465
2.75%, 06/01/2023	1,446,000	1,484,384
	Principal Amount	Value
Equity REITs-(continued)
Welltower, Inc.
3.75%, 03/15/2023	$1,387,000	$ 1,460,682
3.95%, 09/01/2023	1,211,000	1,290,812
Weyerhaeuser Co., 4.62%, 09/15/2023	1,137,000	1,234,486
		38,735,339
Food & Staples Retailing-2.15%
Kraft Heinz Foods Co. (The), 4.00%, 06/15/2023	3,881,000	4,035,118
Kroger Co. (The), 3.85%, 08/01/2023	1,454,000	1,539,631
Walmart, Inc.
2.55%, 04/11/2023	4,180,000	4,287,463
3.40%, 06/26/2023	7,417,000	7,856,706
		17,718,918
Food Products-1.52%
Campbell Soup Co., 3.65%, 03/15/2023	2,886,000	3,007,606
Conagra Brands, Inc., 3.20%, 01/25/2023	2,077,000	2,118,900
General Mills, Inc., 3.70%, 10/17/2023	2,274,000	2,407,098
Hershey Co. (The), 3.38%, 05/15/2023	1,425,000	1,499,074
Kellogg Co., 2.65%, 12/01/2023	1,394,000	1,420,373
Mondelez International, Inc., 3.62%, 05/07/2023	1,939,000	2,043,223
		12,496,274
Gas Utilities-0.16%
National Fuel Gas Co., 3.75%, 03/01/2023	1,274,000	1,317,330
Health Care Equipment & Supplies-0.49%
Abbott Laboratories, 3.40%, 11/30/2023	2,624,000	2,766,637
Medtronic, Inc., 2.75%, 04/01/2023	1,226,000	1,261,464
		4,028,101
Health Care Providers & Services-4.52%
Aetna, Inc., 2.80%, 06/15/2023	3,025,000	3,074,877
Anthem, Inc., 3.30%, 01/15/2023	2,482,000	2,566,079
Cardinal Health, Inc., 3.20%, 03/15/2023	1,236,000	1,266,127
CVS Health Corp.
3.70%, 03/09/2023	15,365,000	16,068,713
4.00%, 12/05/2023	3,060,000	3,254,315
Express Scripts Holding Co., 3.00%, 07/15/2023	2,328,000	2,382,502
HCA, Inc., 4.75%, 05/01/2023	3,017,000	3,245,635
UnitedHealth Group, Inc.
2.75%, 02/15/2023	1,430,000	1,463,546
2.87%, 03/15/2023	2,008,000	2,067,218
3.50%, 06/15/2023	1,782,000	1,881,479
		37,270,491
Hotels, Restaurants & Leisure-0.89%
McDonald’s Corp., 3.35%, 04/01/2023	2,176,000	2,281,694
Starbucks Corp.
3.10%, 03/01/2023	2,758,000	2,858,186
3.85%, 10/01/2023	2,026,000	2,159,266
		7,299,146
Household Durables-0.71%
Mohawk Industries, Inc., 3.85%, 02/01/2023	1,307,000	1,372,147
Newell Brands, Inc., 3.85%, 04/01/2023	4,384,000	4,516,207
		5,888,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)—(continued)
August 31, 2019
	Principal Amount	Value
Household Products-0.44%
Colgate-Palmolive Co., 1.95%, 02/01/2023	$1,091,000	$ 1,101,231
Procter & Gamble Co. (The), 3.10%, 08/15/2023	2,367,000	2,486,991
		3,588,222
Industrial Conglomerates-0.87%
3M Co., 2.25%, 03/15/2023	1,557,000	1,579,430
General Electric Co., 3.10%, 01/09/2023	3,376,000	3,388,207
Roper Technologies, Inc., 3.65%, 09/15/2023	2,121,000	2,235,502
		7,203,139
Insurance-1.02%
Aflac, Inc., 3.62%, 06/15/2023	1,734,000	1,835,054
Allstate Corp. (The), 3.15%, 06/15/2023	1,320,000	1,378,233
Lincoln National Corp., 4.00%, 09/01/2023	1,212,000	1,294,341
Loews Corp., 2.63%, 05/15/2023	1,308,000	1,329,423
MetLife, Inc.,Series D, 4.37%, 09/15/2023	2,361,000	2,577,401
		8,414,452
Internet & Direct Marketing Retail-0.90%
Amazon.com, Inc., 2.40%, 02/22/2023	2,282,000	2,324,810
Booking Holdings, Inc., 2.75%, 03/15/2023	1,341,000	1,376,454
eBay, Inc., 2.75%, 01/30/2023	1,878,000	1,915,375
QVC, Inc., 4.38%, 03/15/2023	1,759,000	1,838,477
		7,455,116
IT Services-1.06%
Fidelity National Information Services, Inc., 3.50%, 04/15/2023	2,011,000	2,098,045
International Business Machines Corp., 3.38%, 08/01/2023	3,700,000	3,886,453
Total System Services, Inc.
3.75%, 06/01/2023	1,393,000	1,457,731
4.00%, 06/01/2023	1,219,000	1,287,579
		8,729,808
Life Sciences Tools & Services-0.75%
Agilent Technologies, Inc., 3.88%, 07/15/2023	1,709,000	1,804,214
Thermo Fisher Scientific, Inc.
3.15%, 01/15/2023	1,883,000	1,941,034
3.00%, 04/15/2023	2,375,000	2,444,448
		6,189,696
Machinery-1.48%
Caterpillar Financial Services Corp.
3.45%, 05/15/2023	1,225,000	1,288,760
3.75%, 11/24/2023	1,190,000	1,274,885
CNH Industrial N.V. (United Kingdom), 4.50%, 08/15/2023	1,493,000	1,597,764
Cummins, Inc., 3.65%, 10/01/2023	1,238,000	1,322,182
Ingersoll-Rand Global Holding Co. Ltd., 4.25%, 06/15/2023	1,557,000	1,666,399
John Deere Capital Corp.
2.70%, 01/06/2023	1,222,000	1,251,312
2.80%, 01/27/2023	1,221,000	1,256,644
2.80%, 03/06/2023	2,467,000	2,540,187
		12,198,133
	Principal Amount	Value
Media-1.84%
Comcast Corp.
2.85%, 01/15/2023	$2,088,000	$ 2,148,905
2.75%, 03/01/2023	3,121,000	3,207,910
Discovery Communications LLC, 2.95%, 03/20/2023	3,268,000	3,337,602
Interpublic Group of Cos., Inc. (The), 3.75%, 02/15/2023	1,115,000	1,173,154
NBCUniversal Media LLC, 2.88%, 01/15/2023	2,550,000	2,625,932
Time Warner Entertainment Co. L.P., 8.37%, 03/15/2023	2,270,000	2,696,549
		15,190,052
Metals & Mining-0.35%
Nucor Corp., 4.00%, 08/01/2023	1,188,000	1,267,994
Reliance Steel & Aluminum Co., 4.50%, 04/15/2023	1,536,000	1,636,370
		2,904,364
Multiline Retail-0.77%
Dollar General Corp., 3.25%, 04/15/2023	2,137,000	2,215,354
Dollar Tree, Inc., 3.70%, 05/15/2023	2,282,000	2,377,910
Macy’s Retail Holdings, Inc., 2.88%, 02/15/2023	1,799,000	1,769,267
		6,362,531
Multi-Utilities-0.90%
Black Hills Corp., 4.25%, 11/30/2023	1,191,000	1,274,620
Delmarva Power & Light Co., 3.50%, 11/15/2023	1,175,000	1,247,986
DTE Energy Co.,Series D, 3.70%, 08/01/2023	1,254,000	1,322,113
Public Service Electric & Gas Co., 2.37%, 05/15/2023	1,104,000	1,121,523
Sempra Energy
2.90%, 02/01/2023	1,104,000	1,127,976
4.05%, 12/01/2023	1,223,000	1,300,470
		7,394,688
Oil, Gas & Consumable Fuels-9.13%
Antero Resources Corp., 5.62%, 06/01/2023(c)	1,788,000	1,658,370
BP Capital Markets PLC (United Kingdom), 3.99%, 09/26/2023	1,764,000	1,897,025
Buckeye Partners L.P., 4.15%, 07/01/2023(c)	1,251,000	1,249,810
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023	2,419,000	2,458,149
Chevron Corp.
2.57%, 05/16/2023	1,796,000	1,845,968
3.19%, 06/24/2023	6,115,000	6,405,844
Continental Resources, Inc., 4.50%, 04/15/2023	3,970,000	4,113,666
Enbridge, Inc. (Canada), 4.00%, 10/01/2023	1,942,000	2,056,777
Energy Transfer Operating, L.P., 4.20%, 09/15/2023	1,104,000	1,167,882
Energy Transfer Partners, L.P., 3.60%, 02/01/2023	2,220,000	2,285,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Energy Transfer Partners, L.P. / Regency Energy Finance Corp., 4.50%, 11/01/2023	$1,423,000	$ 1,513,371
Enterprise Products Operating LLC, 3.35%, 03/15/2023	3,218,000	3,343,195
EOG Resources, Inc., 2.63%, 03/15/2023	3,027,000	3,095,043
EQM Midstream Partners, L.P., 4.75%, 07/15/2023	2,944,000	2,969,680
Exxon Mobil Corp., 2.73%, 03/01/2023	3,497,000	3,607,081
Kinder Morgan Energy Partners, L.P.
3.45%, 02/15/2023	1,467,000	1,521,202
3.50%, 09/01/2023	1,381,000	1,435,973
Kinder Morgan, Inc., 3.15%, 01/15/2023	2,448,000	2,517,195
MPLX L.P.
3.38%, 03/15/2023	1,104,000	1,137,068
4.50%, 07/15/2023	2,820,000	3,010,654
Occidental Petroleum Corp., 2.70%, 02/15/2023	2,983,000	2,992,339
ONEOK, Inc., 7.50%, 09/01/2023	1,324,000	1,557,872
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	1,654,000	1,717,734
Sabine Pass Liquefaction, LLC, 5.62%, 04/15/2023	3,700,000	4,036,422
Shell International Finance B.V. (Netherlands)
2.25%, 01/06/2023	2,435,000	2,470,148
3.40%, 08/12/2023	2,715,000	2,873,313
Total Capital Canada Ltd. (France), 2.75%, 07/15/2023	2,402,000	2,478,461
Total Capital International S.A. (France), 2.70%, 01/25/2023	2,368,000	2,426,561
TransCanada PipeLines Ltd. (Canada), 3.75%, 10/16/2023	1,693,000	1,784,416
Williams Companies, Inc. (The), 4.50%, 11/15/2023	1,457,000	1,569,450
Williams Cos., Inc. (The), 3.70%, 01/15/2023	1,978,000	2,053,071
		75,248,919
Pharmaceuticals-3.75%
AstraZeneca PLC (United Kingdom), 3.50%, 08/17/2023	2,056,000	2,154,814
Bristol-Myers Squibb Co., 3.25%, 11/01/2023	1,387,000	1,463,412
GlaxoSmithKline Capital, Inc. (United Kingdom)
2.80%, 03/18/2023	3,633,000	3,749,917
3.37%, 05/15/2023	2,891,000	3,032,259
Johnson & Johnson
2.05%, 03/01/2023	1,084,000	1,096,270
3.38%, 12/05/2023	1,819,000	1,938,696
Merck & Co., Inc., 2.80%, 05/18/2023	4,862,000	5,040,587
Mylan, Inc., 4.20%, 11/29/2023	1,266,000	1,332,107
Pfizer, Inc.
3.00%, 06/15/2023	2,371,000	2,471,414
3.20%, 09/15/2023	2,535,000	2,663,225
Sanofi (France), 3.37%, 06/19/2023	2,395,000	2,519,248
Zoetis, Inc., 3.25%, 02/01/2023	3,367,000	3,484,225
		30,946,174
	Principal Amount	Value
Professional Services-0.43%
RELX Capital Inc. (United Kingdom), 3.50%, 03/16/2023	$2,070,000	$ 2,158,580
Thomson Reuters Corp. (Canada), 4.30%, 11/23/2023	1,330,000	1,426,582
		3,585,162
Road & Rail-1.04%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	1,745,000	1,806,288
3.85%, 09/01/2023	1,947,000	2,085,303
CSX Corp., 3.70%, 11/01/2023	1,550,000	1,648,805
Norfolk Southern Corp., 2.90%, 02/15/2023	1,340,000	1,377,940
Union Pacific Corp., 3.50%, 06/08/2023	1,533,000	1,613,990
		8,532,326
Semiconductors & Semiconductor Equipment-1.30%
Analog Devices, Inc.
2.88%, 06/01/2023	1,233,000	1,261,165
3.12%, 12/05/2023	1,259,000	1,299,578
Broadcom Corp./Broadcom Cayman Finance Ltd., 2.65%, 01/15/2023	2,279,000	2,276,472
Maxim Integrated Products, Inc., 3.37%, 03/15/2023	1,148,000	1,183,910
QUALCOMM, Inc., 2.60%, 01/30/2023	3,521,000	3,589,762
Texas Instruments, Inc., 2.25%, 05/01/2023	1,115,000	1,128,040
		10,738,927
Software-3.36%
IBM Credit LLC, 3.00%, 02/06/2023	2,300,000	2,368,108
Microsoft Corp.
2.38%, 05/01/2023	2,289,000	2,343,105
2.00%, 08/08/2023	4,101,000	4,155,163
3.62%, 12/15/2023	4,046,000	4,350,321
Oracle Corp.
2.63%, 02/15/2023	2,881,000	2,945,495
3.62%, 07/15/2023	2,466,000	2,615,993
2.40%, 09/15/2023	6,287,000	6,385,189
salesforce.com, inc., 3.25%, 04/11/2023	2,399,000	2,509,989
		27,673,363
Specialty Retail-0.81%
AutoZone, Inc., 3.13%, 07/15/2023	1,601,000	1,647,669
Home Depot, Inc. (The), 2.70%, 04/01/2023	2,356,000	2,436,753
Lowe’s Cos., Inc., 3.87%, 09/15/2023	1,223,000	1,302,417
TJX Cos., Inc. (The), 2.50%, 05/15/2023	1,231,000	1,258,659
		6,645,498
Technology Hardware, Storage & Peripherals-2.69%
Apple, Inc.
2.40%, 01/13/2023	1,795,000	1,832,117
2.85%, 02/23/2023	3,701,000	3,826,111
2.40%, 05/03/2023	13,864,000	14,165,702
Seagate HDD Cayman, 4.75%, 06/01/2023	2,270,000	2,371,482
		22,195,412
Textiles, Apparel & Luxury Goods-0.14%
NIKE, Inc., 2.25%, 05/01/2023	1,123,000	1,141,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)—(continued)
August 31, 2019
	Principal Amount	Value
Tobacco-0.67%
Philip Morris International, Inc.
2.62%, 03/06/2023	$1,314,000	$ 1,338,678
2.13%, 05/10/2023	1,552,000	1,550,439
3.60%, 11/15/2023	1,226,000	1,294,825
Reynolds American, Inc. (United Kingdom), 4.85%, 09/15/2023	1,193,000	1,303,963
		5,487,905
Trading Companies & Distributors-0.54%
Air Lease Corp.
2.75%, 01/15/2023	1,460,000	1,477,360
3.88%, 07/03/2023	1,104,000	1,157,150
3.00%, 09/15/2023	1,806,000	1,839,129
		4,473,639
Wireless Telecommunication Services-0.46%
Rogers Communications, Inc. (Canada)
3.00%, 03/15/2023	1,230,000	1,265,774
4.10%, 10/01/2023	2,306,000	2,473,659
Vodafone Group PLC (United Kingdom), 2.95%, 02/19/2023	14,000	14,401
		3,753,834
Total U.S. Dollar Denominated Bonds & Notes (Cost $788,529,233)		816,010,745
	Shares	Value
Money Market Funds-0.18%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $1,488,020)	1,488,020	$ 1,488,020
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.19% (Cost $790,017,253)		817,498,765
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.33%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	2,029,570	2,029,570
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	676,238	676,509
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,706,079)		2,706,079
TOTAL INVESTMENTS IN SECURITIES-99.52% (Cost $792,723,332)		820,204,844
OTHER ASSETS LESS LIABILITIES-0.48%		3,953,722
NET ASSETS-100.00%		$824,158,566

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $1,979,215, which represented less than 1% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.75%
Aerospace & Defense-1.43%
Arconic, Inc., 5.12%, 10/01/2024	$2,813,000	$ 2,999,672
General Dynamics Corp., 2.38%, 11/15/2024	1,075,000	1,098,785
Rockwell Collins, Inc., 3.20%, 03/15/2024	2,174,000	2,260,295
United Technologies Corp., 2.80%, 05/04/2024	1,814,000	1,870,326
		8,229,078
Air Freight & Logistics-0.50%
FedEx Corp., 4.00%, 01/15/2024	1,625,000	1,750,351
United Parcel Service, Inc., 2.80%, 11/15/2024	1,098,000	1,139,330
		2,889,681
Auto Components-0.58%
Aptiv PLC, 4.15%, 03/15/2024	1,607,000	1,714,564
Magna International, Inc. (Canada), 3.63%, 06/15/2024	1,561,000	1,646,835
		3,361,399
Automobiles-1.97%
American Honda Finance Corp., 2.90%, 02/16/2024	1,128,000	1,170,413
Ford Motor Credit Co. LLC
3.81%, 01/09/2024	2,400,000	2,421,734
3.66%, 09/08/2024	2,000,000	2,001,741
General Motors Financial Co., Inc.
3.95%, 04/13/2024	2,684,000	2,777,666
3.50%, 11/07/2024	1,576,000	1,598,628
Toyota Motor Credit Corp., 2.90%, 04/17/2024	1,338,000	1,391,113
		11,361,295
Banks-16.40%
Bank of America Corp.
4.12%, 01/22/2024	5,586,000	6,046,578
4.00%, 04/01/2024	5,298,000	5,732,218
4.20%, 08/26/2024	6,980,000	7,533,863
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	1,900,000	1,997,469
Barclays PLC (United Kingdom), 4.37%, 09/11/2024	3,000,000	3,084,283
BB&T Corp., 2.85%, 10/26/2024	2,428,000	2,507,398
BNP Paribas S.A. (France), 4.25%, 10/15/2024	2,200,000	2,341,515
BPCE SA (France), 4.00%, 04/15/2024	3,450,000	3,729,852
Citigroup, Inc.
3.75%, 06/16/2024	1,394,000	1,494,594
4.00%, 08/05/2024	1,841,000	1,968,599
Deutsche Bank AG/New York NY (Germany), 3.70%, 05/30/2024	2,100,000	2,091,773
Fifth Third Bancorp, 4.30%, 01/16/2024	1,668,000	1,799,412
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	4,550,000	4,803,836
HSBC USA, Inc., 3.50%, 06/23/2024	2,000,000	2,096,064
	Principal Amount	Value
Banks-(continued)
JPMorgan Chase & Co.
3.88%, 02/01/2024	$3,418,000	$ 3,677,547
3.63%, 05/13/2024	4,507,000	4,822,655
3.88%, 09/10/2024	7,303,000	7,813,688
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024	2,600,000	2,721,769
PNC Bank, N.A., 3.30%, 10/30/2024	2,055,000	2,176,216
PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	1,785,000	1,924,584
Royal Bank of Scotland Group PLC (The) (United Kingdom), 5.12%, 05/28/2024	5,100,000	5,400,958
Santander UK PLC (United Kingdom), 4.00%, 03/13/2024	2,233,000	2,377,727
Sumitomo Mitsui Banking Corp. (Japan)
3.95%, 01/10/2024	1,902,000	2,044,827
3.40%, 07/11/2024	2,253,000	2,380,618
US Bancorp
3.70%, 01/30/2024	1,582,000	1,694,656
3.60%, 09/11/2024	2,443,000	2,615,786
Wells Fargo & Co.
4.48%, 01/16/2024	1,985,000	2,153,044
3.30%, 09/09/2024	5,087,000	5,353,619
		94,385,148
Beverages-1.60%
Anheuser-Busch InBev Finance, Inc. (Belgium), 3.70%, 02/01/2024	2,633,000	2,810,521
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.50%, 01/12/2024	3,166,000	3,356,679
PepsiCo, Inc., 3.60%, 03/01/2024	2,842,000	3,054,734
		9,221,934
Biotechnology-1.65%
Amgen, Inc., 3.62%, 05/22/2024(b)	3,346,000	3,560,380
Celgene Corp., 3.63%, 05/15/2024	1,699,000	1,800,669
Gilead Sciences, Inc., 3.70%, 04/01/2024	3,898,000	4,144,033
		9,505,082
Capital Markets-8.64%
Ameriprise Financial, Inc., 3.70%, 10/15/2024	1,240,000	1,335,375
Bank of New York Mellon Corp. (The)
3.40%, 05/15/2024	1,037,000	1,097,703
3.25%, 09/11/2024	1,185,000	1,249,781
Series 12, 3.65%, 02/04/2024	1,929,000	2,059,578
BlackRock, Inc., 3.50%, 03/18/2024	2,560,000	2,759,222
Credit Suisse AG/New York NY (Switzerland), 3.63%, 09/09/2024	6,850,000	7,300,064
Goldman Sachs Group, Inc. (The)
4.00%, 03/03/2024	6,816,000	7,330,791
3.85%, 07/08/2024	5,094,000	5,434,374
Moody’s Corp., 4.87%, 02/15/2024	984,000	1,090,711
Morgan Stanley
3.70%, 10/23/2024	6,932,000	7,408,526
Series F, 3.87%, 04/29/2024	7,044,000	7,562,620
Nasdaq, Inc., 4.25%, 06/01/2024	1,281,000	1,396,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)—(continued)
August 31, 2019
	Principal Amount	Value
Capital Markets-(continued)
State Street Corp., 3.30%, 12/16/2024	$2,421,000	$ 2,560,853
Stifel Financial Corp., 4.25%, 07/18/2024	1,096,000	1,161,023
		49,746,630
Chemicals-1.30%
Dow Chemical Co. (The), 3.50%, 10/01/2024	2,030,000	2,129,565
LyondellBasell Industries N.V., 5.75%, 04/15/2024	2,150,000	2,439,666
Nutrien Ltd. (Canada), 3.62%, 03/15/2024	1,653,000	1,740,057
Sherwin-Williams Co. (The), 3.13%, 06/01/2024	1,120,000	1,163,824
		7,473,112
Communications Equipment-0.92%
Cisco Systems, Inc., 3.62%, 03/04/2024	2,290,000	2,474,134
Juniper Networks, Inc., 4.50%, 03/15/2024	1,254,000	1,364,839
Motorola Solutions, Inc., 4.00%, 09/01/2024	1,363,000	1,451,164
		5,290,137
Construction & Engineering-0.21%
Fluor Corp., 3.50%, 12/15/2024	1,180,000	1,194,131
Consumer Finance-1.98%
American Express Co.
3.00%, 10/30/2024	3,771,000	3,915,657
3.62%, 12/05/2024	1,274,000	1,356,114
Capital One Financial Corp., 3.75%, 04/24/2024	1,719,000	1,822,209
Discover Financial Services, 3.95%, 11/06/2024	1,218,000	1,299,045
Synchrony Financial, 4.25%, 08/15/2024	2,828,000	3,008,924
		11,401,949
Containers & Packaging-0.30%
International Paper Co., 3.65%, 06/15/2024	1,631,000	1,731,410
Diversified Financial Services-0.88%
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024	1,691,000	1,804,819
MidAmerican Energy Co., 3.50%, 10/15/2024	1,174,000	1,255,893
ORIX Corp. (Japan), 3.25%, 12/04/2024	1,936,000	2,023,033
		5,083,745
Diversified Telecommunication Services-2.80%
AT&T, Inc.
3.80%, 03/01/2024	1,557,000	1,656,602
3.90%, 03/11/2024	2,115,000	2,259,123
4.45%, 04/01/2024	2,598,000	2,828,465
3.55%, 06/01/2024	1,582,000	1,664,283
Verizon Communications, Inc.
4.15%, 03/15/2024	1,946,000	2,112,563
3.50%, 11/01/2024	5,250,000	5,599,175
		16,120,211
Electric Utilities-1.08%
Avangrid, Inc., 3.15%, 12/01/2024	1,215,000	1,258,274
Duke Energy Corp., 3.75%, 04/15/2024	2,219,000	2,359,534
	Principal Amount	Value
Electric Utilities-(continued)
Florida Power & Light Co., 3.25%, 06/01/2024	$1,183,000	$ 1,249,565
Interstate Power and Light Co., 3.25%, 12/01/2024	1,297,000	1,361,061
		6,228,434
Electronic Equipment, Instruments & Components-0.67%
Arrow Electronics, Inc., 3.25%, 09/08/2024	1,207,000	1,223,369
Ingram Micro, Inc., 5.45%, 12/15/2024	1,130,000	1,169,382
Keysight Technologies, Inc., 4.55%, 10/30/2024	1,314,000	1,429,993
		3,822,744
Entertainment-0.22%
Viacom, Inc., 3.88%, 04/01/2024	1,116,000	1,179,521
Warner Media, LLC, 3.55%, 06/01/2024	86,000	89,815
		1,269,336
Equity REITs-2.94%
American Tower Corp., 5.00%, 02/15/2024	2,174,000	2,414,788
Boston Properties L.P., 3.80%, 02/01/2024	1,866,000	1,985,352
Brixmor Operating Partnership L.P., 3.65%, 06/15/2024	1,345,000	1,405,832
Crown Castle International Corp., 3.20%, 09/01/2024	1,518,000	1,571,763
CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 03/15/2024	1,331,000	1,377,585
HCP, Inc., 3.87%, 08/15/2024	1,888,000	2,030,407
Simon Property Group L.P.
3.75%, 02/01/2024	1,532,000	1,640,671
3.38%, 10/01/2024	2,018,000	2,144,741
VEREIT Operating Partnership, L.P., 4.60%, 02/06/2024	1,031,000	1,114,614
WP Carey, Inc., 4.60%, 04/01/2024	1,172,000	1,261,191
		16,946,944
Food & Staples Retailing-2.57%
Costco Wholesale Corp., 2.75%, 05/18/2024	2,538,000	2,637,638
Kroger Co. (The), 4.00%, 02/01/2024	1,213,000	1,302,425
Walgreens Boots Alliance, Inc., 3.80%, 11/18/2024	4,605,000	4,884,696
Walmart, Inc.
3.30%, 04/22/2024	3,468,000	3,682,620
2.65%, 12/15/2024	2,208,000	2,290,833
		14,798,212
Food Products-1.38%
Bunge Ltd Finance Corp., 4.35%, 03/15/2024	1,331,000	1,421,788
General Mills, Inc., 3.65%, 02/15/2024	1,103,000	1,163,852
McCormick & Co., Inc., 3.15%, 08/15/2024	1,269,000	1,323,602
Mondelez International, Inc., 4.00%, 02/01/2024	1,275,000	1,367,689
Tyson Foods, Inc., 3.95%, 08/15/2024	2,475,000	2,669,525
		7,946,456
Gas Utilities-0.23%
Southern California Gas Co., 3.15%, 09/15/2024	1,244,000	1,306,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)—(continued)
August 31, 2019
	Principal Amount	Value
Health Care Equipment & Supplies-1.88%
Becton, Dickinson and Co.
3.36%, 06/06/2024	$3,872,000	$ 4,043,900
3.73%, 12/15/2024	3,278,000	3,489,916
Medtronic, Inc., 3.63%, 03/15/2024	1,895,000	2,029,857
Stryker Corp., 3.38%, 05/15/2024	1,192,000	1,256,964
		10,820,637
Health Care Providers & Services-3.75%
Aetna, Inc., 3.50%, 11/15/2024	1,658,000	1,733,422
AmerisourceBergen Corp., 3.40%, 05/15/2024	1,088,000	1,130,954
Anthem, Inc.
3.50%, 08/15/2024	1,841,000	1,931,518
3.35%, 12/01/2024	2,161,000	2,261,858
Cardinal Health, Inc., 3.08%, 06/15/2024	1,658,000	1,681,824
CVS Health Corp., 3.37%, 08/12/2024	1,186,000	1,232,656
Express Scripts Holding Co., 3.50%, 06/15/2024	2,186,000	2,292,201
HCA, Inc., 5.00%, 03/15/2024	4,012,000	4,386,203
Humana, Inc., 3.85%, 10/01/2024	1,197,000	1,264,219
Laboratory Corp. of America Holdings, 3.25%, 09/01/2024	1,216,000	1,266,807
McKesson Corp., 3.80%, 03/15/2024	2,308,000	2,426,167
		21,607,829
Hotels, Restaurants & Leisure-0.18%
McDonald’s Corp., 3.25%, 06/10/2024	997,000	1,053,086
Household Durables-0.25%
Lennar Corp., 4.50%, 04/30/2024	1,331,000	1,419,179
Household Products-0.39%
Clorox Co. (The), 3.50%, 12/15/2024	1,115,000	1,192,719
Colgate-Palmolive Co., 3.25%, 03/15/2024	997,000	1,063,628
		2,256,347
Industrial Conglomerates-0.53%
General Electric Co.
3.38%, 03/11/2024	1,739,000	1,763,212
3.45%, 05/15/2024	1,243,000	1,262,410
		3,025,622
Insurance-3.28%
Aflac, Inc., 3.63%, 11/15/2024	1,864,000	1,993,666
American International Group, Inc., 4.12%, 02/15/2024	2,617,000	2,821,810
Aon PLC, 3.50%, 06/14/2024	1,559,000	1,650,043
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	1,149,000	1,274,501
Brown & Brown, Inc., 4.20%, 09/15/2024	1,188,000	1,268,959
Chubb INA Holdings, Inc., 3.35%, 05/15/2024	1,679,000	1,779,473
CNA Financial Corp., 3.95%, 05/15/2024	1,129,000	1,200,767
Marsh & McLennan Cos., Inc., 3.50%, 06/03/2024	1,195,000	1,262,498
MetLife, Inc., 3.60%, 04/10/2024	2,219,000	2,365,894
Prudential Financial, Inc., 3.50%, 05/15/2024	1,803,000	1,925,400
Willis North America, Inc., 3.60%, 05/15/2024	1,291,000	1,346,322
		18,889,333
	Principal Amount	Value
Interactive Media & Services-0.38%
Alphabet, Inc., 3.38%, 02/25/2024	$2,061,000	$ 2,203,640
Internet & Direct Marketing Retail-2.19%
Amazon.com, Inc.
2.80%, 08/22/2024	4,746,000	4,956,787
3.80%, 12/05/2024	2,978,000	3,253,020
eBay, Inc., 3.45%, 08/01/2024(b)	1,737,000	1,828,273
Expedia Group, Inc., 4.50%, 08/15/2024	980,000	1,070,239
QVC, Inc., 4.85%, 04/01/2024	1,378,000	1,464,778
		12,573,097
IT Services-1.77%
DXC Technology Co., 4.25%, 04/15/2024	1,149,000	1,217,635
Fidelity National Information Services, Inc., 3.87%, 06/05/2024	981,000	1,052,075
International Business Machines Corp., 3.62%, 02/12/2024	5,200,000	5,544,734
Mastercard, Inc., 3.38%, 04/01/2024	2,239,000	2,392,323
		10,206,767
Life Sciences Tools & Services-0.46%
Thermo Fisher Scientific, Inc., 4.15%, 02/01/2024	2,446,000	2,632,706
Machinery-2.45%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	1,329,000	1,408,355
Caterpillar, Inc., 3.40%, 05/15/2024	2,383,000	2,538,542
CNH Industrial Capital LLC, 4.20%, 01/15/2024	1,098,000	1,159,374
Illinois Tool Works, Inc., 3.50%, 03/01/2024	1,835,000	1,943,889
Ingersoll-Rand Luxembourg Finance S.A., 3.55%, 11/01/2024	1,113,000	1,173,753
John Deere Capital Corp.
3.35%, 06/12/2024	1,139,000	1,213,001
2.65%, 06/24/2024	1,418,000	1,460,537
Parker-Hannifin Corp., 3.30%, 11/21/2024	1,011,000	1,063,769
Wabtec Corp., 4.40%, 03/15/2024	1,984,000	2,126,017
		14,087,237
Media-2.48%
CBS Corp., 3.70%, 08/15/2024	1,257,000	1,327,368
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	2,251,000	2,421,933
Comcast Corp.
3.00%, 02/01/2024	2,880,000	2,996,340
3.60%, 03/01/2024	2,454,000	2,617,577
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	1,398,000	1,511,893
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	1,712,000	1,813,000
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	1,541,000	1,611,815
		14,299,926
Multiline Retail-0.70%
Macy’s Retail Holdings, Inc., 3.63%, 06/01/2024(b)	1,252,000	1,239,030
Target Corp., 3.50%, 07/01/2024	2,576,000	2,779,040
		4,018,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)—(continued)
August 31, 2019
	Principal Amount	Value
Multi-Utilities-0.23%
Sempra Energy, 3.55%, 06/15/2024	$1,251,000	$ 1,313,399
Oil, Gas & Consumable Fuels-12.50%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.37%, 09/15/2024	1,538,000	1,457,255
Boardwalk Pipelines L.P., 4.95%, 12/15/2024	1,297,000	1,395,184
BP Capital Markets PLC (United Kingdom)
3.81%, 02/10/2024	3,138,000	3,361,340
3.54%, 11/04/2024	1,881,000	2,008,518
Canadian Natural Resources Ltd. (Canada), 3.80%, 04/15/2024	1,169,000	1,231,527
Chevron Corp., 2.90%, 03/03/2024	2,321,000	2,422,433
Cimarex Energy Co., 4.37%, 06/01/2024	1,766,000	1,863,198
Continental Resources, Inc., 3.80%, 06/01/2024	2,297,000	2,332,136
Diamondback Energy, Inc., 4.75%, 11/01/2024	1,533,000	1,584,739
Enable Midstream Partners, L.P., 3.90%, 05/15/2024	1,407,000	1,447,561
Enbridge, Inc. (Canada), 3.50%, 06/10/2024	1,160,000	1,215,635
EnLink Midstream Partners, L.P., 4.40%, 04/01/2024	1,254,000	1,246,163
Enterprise Products Operating LLC, 3.90%, 02/15/2024	2,162,000	2,313,816
EQM Midstream Partners, L.P., 4.00%, 08/01/2024	1,207,000	1,191,149
Equinor ASA (Norway), 3.70%, 03/01/2024	2,518,000	2,706,264
Exxon Mobil Corp., 3.18%, 03/15/2024	2,525,000	2,665,016
Husky Energy, Inc. (Canada), 4.00%, 04/15/2024	1,840,000	1,949,585
Kerr-McGee Corp., 6.95%, 07/01/2024	1,556,000	1,841,117
Kinder Morgan Energy Partners, L.P.
4.15%, 02/01/2024	1,592,000	1,695,125
4.30%, 05/01/2024	1,411,000	1,515,990
4.25%, 09/01/2024	1,568,000	1,690,769
Marathon Petroleum Corp., 3.63%, 09/15/2024	1,725,000	1,811,682
MPLX L.P., 4.87%, 12/01/2024	2,588,000	2,839,996
Newfield Exploration Co., 5.62%, 07/01/2024	2,230,000	2,456,824
Noble Energy, Inc., 3.90%, 11/15/2024	1,516,000	1,589,639
Plains All American Pipeline L.P./PAA Finance Corp., 3.60%, 11/01/2024	1,658,000	1,704,287
Sabine Pass Liquefaction, LLC, 5.75%, 05/15/2024	4,900,000	5,474,508
Spectra Energy Partners L.P., 4.75%, 03/15/2024	2,246,000	2,461,690
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	1,783,000	1,880,562
Sunoco Logistics Partners Operations L.P., 4.25%, 04/01/2024	1,159,000	1,224,704
Total Capital International SA (France)
3.70%, 01/15/2024	2,324,000	2,479,160
3.75%, 04/10/2024	2,930,000	3,155,443
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Williams Companies, Inc. (The), 4.30%, 03/04/2024	$2,263,000	$ 2,416,665
Williams Cos., Inc. (The), 4.55%, 06/24/2024	3,076,000	3,333,152
		71,962,832
Paper & Forest Products-0.25%
Georgia-Pacific LLC, 8.00%, 01/15/2024	1,148,000	1,425,697
Personal Products-0.71%
Unilever Capital Corp. (United Kingdom)
3.25%, 03/07/2024	1,800,000	1,901,027
2.60%, 05/05/2024	2,103,000	2,162,632
		4,063,659
Pharmaceuticals-2.31%
Allergan Funding SCS, 3.85%, 06/15/2024	2,529,000	2,669,105
Novartis Capital Corp. (Switzerland), 3.40%, 05/06/2024	4,767,000	5,090,529
Perrigo Finance Unlimited Co., 3.90%, 12/15/2024	2,300,000	2,361,127
Pfizer, Inc., 3.40%, 05/15/2024	2,007,000	2,143,790
Wyeth LLC, 6.45%, 02/01/2024	891,000	1,055,681
		13,320,232
Road & Rail-0.78%
Burlington Northern Santa Fe LLC
3.75%, 04/01/2024	1,099,000	1,176,509
3.40%, 09/01/2024	1,771,000	1,882,303
CSX Corp., 3.40%, 08/01/2024	1,348,000	1,429,968
		4,488,780
Semiconductors & Semiconductor Equipment-3.12%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.62%, 01/15/2024	6,109,000	6,237,910
Intel Corp., 2.88%, 05/11/2024	2,864,000	2,992,012
KLA-Tencor Corp., 4.65%, 11/01/2024	2,896,000	3,198,967
QUALCOMM, Inc., 2.90%, 05/20/2024	3,475,000	3,593,689
Xilinx, Inc., 2.95%, 06/01/2024	1,888,000	1,947,562
		17,970,140
Software-2.66%
Microsoft Corp., 2.88%, 02/06/2024	5,209,000	5,456,931
Oracle Corp.
3.40%, 07/08/2024	4,604,000	4,882,212
2.95%, 11/15/2024	4,758,000	4,985,464
		15,324,607
Specialty Retail-0.48%
Home Depot, Inc. (The), 3.75%, 02/15/2024	2,548,000	2,757,600
Technology Hardware, Storage & Peripherals-2.87%
Apple, Inc.
3.00%, 02/09/2024	4,407,000	4,610,397
3.45%, 05/06/2024	5,866,000	6,287,196
2.85%, 05/11/2024	4,212,000	4,388,254
Seagate HDD Cayman, 4.87%, 03/01/2024	1,200,000	1,256,530
		16,542,377
Tobacco-0.93%
Altria Group, Inc., 4.00%, 01/31/2024	3,173,000	3,390,747
Philip Morris International, Inc., 3.25%, 11/10/2024	1,854,000	1,940,976
		5,331,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 Corporate Bond ETF (BSCO)—(continued)
August 31, 2019
	Principal Amount	Value
Trading Companies & Distributors-0.22%
Air Lease Corp., 4.25%, 09/15/2024	$1,182,000	$ 1,271,306
Wireless Telecommunication Services-0.75%
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	4,093,000	4,327,090
Total U.S. Dollar Denominated Bonds & Notes (Cost $545,088,764)		568,506,206
	Shares
Money Market Funds-0.27%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $1,530,893)	1,530,893	1,530,893
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.02% (Cost $546,619,657)		570,037,099
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.21%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	906,602	$ 906,602
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	302,091	302,212
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,208,814)		1,208,814
TOTAL INVESTMENTS IN SECURITIES-99.23% (Cost $547,828,471)		571,245,913
OTHER ASSETS LESS LIABILITIES-0.77%		4,452,061
NET ASSETS-100.00%		$575,697,974

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.93%
Aerospace & Defense-2.14%
General Dynamics Corp., 3.50%, 05/15/2025	$821,000	$ 884,268
L3Harris Technologies, Inc., 3.83%, 04/27/2025	610,000	654,581
Lockheed Martin Corp., 2.90%, 03/01/2025	758,000	790,592
Northrop Grumman Corp., 2.93%, 01/15/2025	1,479,000	1,531,814
Precision Castparts Corp., 3.25%, 06/15/2025	883,000	930,920
United Technologies Corp., 3.95%, 08/16/2025	1,722,000	1,892,761
		6,684,936
Air Freight & Logistics-0.21%
FedEx Corp., 3.20%, 02/01/2025	629,000	659,206
Auto Components-0.48%
BorgWarner, Inc., 3.38%, 03/15/2025	769,000	806,514
Magna International, Inc. (Canada), 4.15%, 10/01/2025	624,000	678,522
		1,485,036
Automobiles-2.26%
Ford Motor Credit Co. LLC
4.69%, 06/09/2025	1,000,000	1,035,521
4.13%, 08/04/2025	1,400,000	1,412,033
General Motors Co., 4.00%, 04/01/2025	580,000	599,748
General Motors Financial Co., Inc.
4.00%, 01/15/2025	1,208,000	1,244,056
4.35%, 04/09/2025	1,348,000	1,413,043
4.30%, 07/13/2025	848,000	884,317
Toyota Motor Credit Corp., 3.40%, 04/14/2025	415,000	446,092
		7,034,810
Banks-14.96%
Banco Santander, S.A. (Spain), 5.18%, 11/19/2025	1,400,000	1,548,094
Bank of America Corp.
4.00%, 01/22/2025	2,872,000	3,070,228
3.87%, 08/01/2025	2,007,000	2,191,365
Series L, 3.95%, 04/21/2025	2,659,000	2,840,497
Barclays PLC (United Kingdom), 3.65%, 03/16/2025	2,000,000	2,042,580
BB&T Corp., 3.70%, 06/05/2025	993,000	1,072,451
Branch Banking & Trust Co., 3.63%, 09/16/2025	1,400,000	1,491,836
Citigroup, Inc.
3.87%, 03/26/2025	915,000	967,021
3.30%, 04/27/2025	1,791,000	1,895,440
4.40%, 06/10/2025	2,588,000	2,812,788
5.50%, 09/13/2025	1,431,000	1,641,056
Citizens Financial Group, Inc., 4.30%, 12/03/2025	629,000	680,081
Cooperatieve Rabobank U.A. (Netherlands), 4.37%, 08/04/2025	1,550,000	1,671,300
Fifth Third Bank, 3.95%, 07/28/2025	1,000,000	1,097,456
HSBC Holdings PLC (United Kingdom), 4.25%, 08/18/2025	1,400,000	1,482,818
	Principal Amount	Value
Banks-(continued)
Huntington Bancshares, Inc., 4.00%, 05/15/2025	$415,000	$ 448,690
JPMorgan Chase & Co.
3.13%, 01/23/2025	2,769,000	2,889,093
3.90%, 07/15/2025	2,471,000	2,685,632
KeyBank N.A., 3.30%, 06/01/2025	1,000,000	1,058,708
Lloyds Bank PLC (United Kingdom), 3.50%, 05/14/2025	1,009,000	1,057,695
Lloyds Banking Group PLC (United Kingdom), 4.58%, 12/10/2025	1,400,000	1,470,397
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.78%, 03/02/2025	669,000	720,052
MUFG Americas Holdings Corp., 3.00%, 02/10/2025	393,000	404,081
PNC Bank, N.A., 3.25%, 06/01/2025	900,000	951,572
Santander Holdings USA, Inc., 4.50%, 07/17/2025	1,139,000	1,227,098
Sumitomo Mitsui Banking Corp. (Japan), 3.65%, 07/23/2025	400,000	431,706
SunTrust Banks, Inc., 4.00%, 05/01/2025	888,000	968,216
Wells Fargo & Co.
3.00%, 02/19/2025	2,783,000	2,885,649
3.55%, 09/29/2025	2,731,000	2,907,727
		46,611,327
Beverages-1.48%
Coca-Cola Co. (The), 2.88%, 10/27/2025	2,057,000	2,168,849
Keurig Dr Pepper, Inc., 3.40%, 11/15/2025	453,000	471,234
PepsiCo, Inc.
2.75%, 04/30/2025	1,083,000	1,133,999
3.50%, 07/17/2025	767,000	830,232
		4,604,314
Biotechnology-4.19%
AbbVie, Inc., 3.60%, 05/14/2025	4,158,000	4,338,506
Amgen, Inc., 3.13%, 05/01/2025	1,132,000	1,182,640
Baxalta, Inc., 4.00%, 06/23/2025	1,086,000	1,177,505
Biogen, Inc., 4.05%, 09/15/2025	1,841,000	2,000,426
Celgene Corp., 3.87%, 08/15/2025	2,209,000	2,397,411
Gilead Sciences, Inc., 3.50%, 02/01/2025	1,841,000	1,963,725
		13,060,213
Building Products-0.36%
Fortune Brands Home & Security, Inc., 4.00%, 06/15/2025	464,000	493,740
Masco Corp., 4.45%, 04/01/2025	577,000	628,715
		1,122,455
Capital Markets-7.25%
Ares Capital Corp., 4.25%, 03/01/2025	669,000	693,708
Bank of New York Mellon Corp. (The),Series G, 3.00%, 02/24/2025	726,000	755,923
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	555,000	589,667
Charles Schwab Corp. (The), 3.85%, 05/21/2025	791,000	858,160
CME Group, Inc., 3.00%, 03/15/2025	761,000	801,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)—(continued)
August 31, 2019
	Principal Amount	Value
Capital Markets-(continued)
Deutsche Bank AG (Germany), 4.50%, 04/01/2025	$1,500,000	$ 1,417,943
Goldman Sachs Group, Inc. (The)
3.50%, 01/23/2025	2,924,000	3,075,214
3.75%, 05/22/2025	2,298,000	2,451,177
4.25%, 10/21/2025	2,230,000	2,406,927
Morgan Stanley
4.00%, 07/23/2025	3,426,000	3,713,632
5.00%, 11/24/2025	2,029,000	2,290,654
Northern Trust Corp., 3.95%, 10/30/2025	851,000	935,522
S&P Global, Inc., 4.00%, 06/15/2025	639,000	703,607
State Street Corp., 3.55%, 08/18/2025	1,282,000	1,380,382
TD Ameritrade Holding Corp., 3.62%, 04/01/2025	491,000	525,759
		22,600,271
Chemicals-0.46%
Eastman Chemical Co., 3.80%, 03/15/2025	951,000	999,263
Nutrien Ltd. (Canada), 3.38%, 03/15/2025	415,000	433,693
		1,432,956
Commercial Services & Supplies-0.40%
Republic Services, Inc., 3.20%, 03/15/2025	494,000	518,188
Waste Management, Inc., 3.13%, 03/01/2025	702,000	738,079
		1,256,267
Communications Equipment-0.21%
Cisco Systems, Inc., 3.50%, 06/15/2025	610,000	663,050
Consumer Finance-1.69%
Capital One Financial Corp.
3.20%, 02/05/2025	995,000	1,026,713
4.25%, 04/30/2025	986,000	1,072,453
4.20%, 10/29/2025	1,474,000	1,576,992
Discover Financial Services, 3.75%, 03/04/2025	480,000	505,618
Synchrony Financial, 4.50%, 07/23/2025	997,000	1,072,146
		5,253,922
Containers & Packaging-0.24%
WRKCo Inc., 3.75%, 03/15/2025	702,000	741,829
Diversified Financial Services-0.83%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%, 01/15/2025	1,002,000	1,026,860
4.45%, 10/01/2025	903,000	969,166
National Rural Utilities Cooperative Finance Corp., 2.85%, 01/27/2025	573,000	594,286
		2,590,312
Diversified Telecommunication Services-3.97%
AT&T, Inc.
3.95%, 01/15/2025	1,042,000	1,120,208
3.40%, 05/15/2025	5,506,000	5,773,665
3.60%, 07/15/2025	1,391,000	1,467,546
Verizon Communications, Inc., 3.38%, 02/15/2025	3,763,000	3,995,966
		12,357,385
	Principal Amount	Value
Electric Utilities-1.11%
Duke Energy Progress LLC, 3.25%, 08/15/2025	$473,000	$ 503,042
Exelon Corp., 3.95%, 06/15/2025	968,000	1,042,242
Florida Power & Light Co., 3.12%, 12/01/2025	447,000	477,375
Southern Power Co., 4.15%, 12/01/2025	629,000	686,537
Xcel Energy, Inc., 3.30%, 06/01/2025	726,000	761,997
		3,471,193
Electrical Equipment-0.23%
Emerson Electric Co., 3.15%, 06/01/2025	677,000	712,659
Energy Equipment & Services-0.76%
Halliburton Co., 3.80%, 11/15/2025	2,223,000	2,358,196
Entertainment-0.25%
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025	649,000	696,925
Warner Media, LLC, 3.60%, 07/15/2025	93,000	95,869
		792,794
Equity REITs-4.03%
Alexandria Real Estate Equities, Inc., 3.45%, 04/30/2025	543,000	571,773
American Tower Corp., 4.00%, 06/01/2025	771,000	829,965
AvalonBay Communities, Inc., 3.45%, 06/01/2025	631,000	673,167
Boston Properties L.P., 3.20%, 01/15/2025	1,092,000	1,136,902
Brixmor Operating Partnership L.P., 3.85%, 02/01/2025	795,000	836,046
Essex Portfolio L.P., 3.50%, 04/01/2025	473,000	498,017
GLP Capital, L.P. / GLP Financing II, Inc., 5.25%, 06/01/2025	810,000	892,604
HCP, Inc.
3.40%, 02/01/2025	629,000	657,027
4.00%, 06/01/2025	839,000	899,079
Host Hotels & Resorts L.P., 4.00%, 06/15/2025	610,000	645,915
Kimco Realty Corp., 3.30%, 02/01/2025	415,000	430,996
Prologis L.P., 3.75%, 11/01/2025	711,000	781,152
Realty Income Corp., 3.87%, 04/15/2025	668,000	721,731
Simon Property Group L.P., 3.50%, 09/01/2025	481,000	512,656
SITE Centers Corp., 3.63%, 02/01/2025	293,000	302,477
Ventas Realty L.P., 3.50%, 02/01/2025	629,000	662,224
Welltower, Inc., 4.00%, 06/01/2025	1,395,000	1,499,304
		12,551,035
Food & Staples Retailing-1.06%
Sysco Corp.
3.55%, 03/15/2025	415,000	442,673
3.75%, 10/01/2025	1,066,000	1,145,653
Walmart, Inc., 3.55%, 06/26/2025	1,578,000	1,714,897
		3,303,223
Food Products-1.99%
Campbell Soup Co., 3.95%, 03/15/2025	891,000	943,749
General Mills, Inc., 4.00%, 04/17/2025	890,000	965,825
JM Smucker Co. (The), 3.50%, 03/15/2025	976,000	1,026,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)—(continued)
August 31, 2019
	Principal Amount	Value
Food Products-(continued)
Kraft Heinz Foods Co., 3.95%, 07/15/2025	$2,238,000	$ 2,323,692
Mead Johnson Nutrition Co. (United Kingdom), 4.12%, 11/15/2025	845,000	931,946
		6,191,754
Health Care Equipment & Supplies-3.25%
Abbott Laboratories, 2.95%, 03/15/2025	1,000,000	1,041,447
Boston Scientific Corp., 3.85%, 05/15/2025	839,000	907,285
Danaher Corp., 3.35%, 09/15/2025	473,000	506,031
Medtronic, Inc., 3.50%, 03/15/2025	4,354,000	4,702,272
Stryker Corp., 3.37%, 11/01/2025	771,000	822,073
Zimmer Biomet Holdings, Inc., 3.55%, 04/01/2025	2,026,000	2,134,483
		10,113,591
Health Care Providers & Services-5.67%
AmerisourceBergen Corp., 3.25%, 03/01/2025	580,000	601,209
Cardinal Health, Inc., 3.75%, 09/15/2025	681,000	710,364
Cigna Holding Co., 3.25%, 04/15/2025	999,000	1,033,881
CVS Health Corp.
4.10%, 03/25/2025	5,369,000	5,751,017
3.87%, 07/20/2025	3,253,000	3,452,684
HCA, Inc., 5.25%, 04/15/2025	1,530,000	1,713,502
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	1,278,000	1,344,187
Quest Diagnostics, Inc., 3.50%, 03/30/2025	582,000	612,021
UnitedHealth Group, Inc., 3.75%, 07/15/2025	2,238,000	2,436,345
		17,655,210
Hotels, Restaurants & Leisure-0.68%
McDonald’s Corp., 3.38%, 05/26/2025	610,000	649,679
Starbucks Corp., 3.80%, 08/15/2025	1,368,000	1,484,503
		2,134,182
Household Durables-0.21%
Lennar Corp., 4.75%, 05/30/2025	596,000	640,700
Industrial Conglomerates-0.89%
3M Co., 3.00%, 08/07/2025	703,000	740,382
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	2,000,000	2,027,588
		2,767,970
Insurance-1.68%
American International Group, Inc., 3.75%, 07/10/2025	1,403,000	1,495,205
Aon PLC, 3.87%, 12/15/2025	793,000	860,531
Chubb INA Holdings, Inc., 3.15%, 03/15/2025	856,000	905,508
CNO Financial Group, Inc., 5.25%, 05/30/2025	415,000	452,091
Marsh & McLennan Cos., Inc., 3.50%, 03/10/2025	481,000	512,418
MetLife, Inc.
3.00%, 03/01/2025	475,000	495,618
3.60%, 11/13/2025	481,000	522,698
		5,244,069
Internet & Direct Marketing Retail-0.75%
Amazon.com, Inc., 5.20%, 12/03/2025	856,000	1,010,863
	Principal Amount	Value
Internet & Direct Marketing Retail-(continued)
Booking Holdings, Inc., 3.65%, 03/15/2025	$494,000	$ 528,374
QVC, Inc., 4.45%, 02/15/2025	761,000	792,008
		2,331,245
IT Services-2.94%
Automatic Data Processing, Inc., 3.37%, 09/15/2025	1,111,000	1,198,281
Fidelity National Information Services, Inc., 5.00%, 10/15/2025	878,000	1,004,164
Fiserv, Inc., 3.85%, 06/01/2025	873,000	940,289
International Business Machines Corp., 7.00%, 10/30/2025	596,000	755,582
VeriSign, Inc., 5.25%, 04/01/2025	573,000	628,151
Visa, Inc., 3.15%, 12/14/2025	4,319,000	4,629,400
		9,155,867
Machinery-0.33%
John Deere Capital Corp., 3.45%, 03/13/2025(b)	944,000	1,016,151
Media-2.65%
CBS Corp., 3.50%, 01/15/2025	494,000	515,300
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	4,615,000	5,103,515
Comcast Corp.
3.37%, 02/15/2025	1,028,000	1,088,995
3.38%, 08/15/2025	1,465,000	1,558,773
		8,266,583
Metals & Mining-0.19%
Arcelormittal (Luxembourg), 6.13%, 06/01/2025	537,000	604,910
Multiline Retail-0.73%
Dollar General Corp., 4.15%, 11/01/2025	577,000	629,516
Dollar Tree, Inc., 4.00%, 05/15/2025	946,000	1,000,663
Kohl’s Corp., 4.25%, 07/17/2025	624,000	657,937
		2,288,116
Multi-Utilities-0.45%
Dominion Energy, Inc., 3.90%, 10/01/2025	717,000	773,432
WEC Energy Group, Inc., 3.55%, 06/15/2025	579,000	621,300
		1,394,732
Oil, Gas & Consumable Fuels-9.25%
Antero Resources Corp., 5.00%, 03/01/2025	601,000	522,870
BP Capital Markets PLC (United Kingdom), 3.51%, 03/17/2025	1,235,000	1,317,601
Canadian Natural Resources Ltd. (Canada), 3.90%, 02/01/2025	1,034,000	1,090,369
Chevron Corp., 3.33%, 11/17/2025	859,000	927,643
Columbia Pipeline Group, Inc., 4.50%, 06/01/2025	1,004,000	1,090,005
Devon Energy Corp., 5.85%, 12/15/2025	577,000	691,539
Enbridge Energy Partners L.P., 5.87%, 10/15/2025	474,000	553,865
Energy Transfer Partners, L.P., 4.05%, 03/15/2025	911,000	959,783
EnLink Midstream Partners, L.P., 4.15%, 06/01/2025	630,000	604,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Enterprise Products Operating LLC, 3.75%, 02/15/2025	$1,152,000	$ 1,235,714
EOG Resources, Inc., 3.15%, 04/01/2025	478,000	503,691
Exxon Mobil Corp., 2.71%, 03/06/2025	1,840,000	1,911,284
Kinder Morgan, Inc., 4.30%, 06/01/2025	1,991,000	2,162,292
Marathon Oil Corp., 3.85%, 06/01/2025	871,000	907,027
MPLX L.P.
4.00%, 02/15/2025	685,000	721,175
4.87%, 06/01/2025	1,269,000	1,401,907
Occidental Petroleum Corp., 3.50%, 06/15/2025	840,000	864,546
ONEOK Partners L.P., 4.90%, 03/15/2025	514,000	562,228
Phillips 66 Partners L.P., 3.61%, 02/15/2025	592,000	617,640
Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, 10/15/2025	1,120,000	1,201,753
Sabine Pass Liquefaction, LLC, 5.62%, 03/01/2025	2,077,000	2,333,610
Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	3,174,000	3,376,475
Spectra Energy Partners L.P., 3.50%, 03/15/2025	494,000	517,426
Valero Energy Corp., 3.65%, 03/15/2025	610,000	643,941
Western Gas Partners, L.P., 3.95%, 06/01/2025	557,000	552,784
Williams Companies, Inc. (The)
3.90%, 01/15/2025	737,000	776,035
4.00%, 09/15/2025	736,000	785,266
		28,832,481
Personal Products-0.38%
Unilever Capital Corp. (United Kingdom), 3.10%, 07/30/2025	1,109,000	1,174,582
Pharmaceuticals-4.68%
Allergan Funding SCS, 3.80%, 03/15/2025	3,222,000	3,386,619
AstraZeneca PLC (United Kingdom), 3.37%, 11/16/2025	2,229,000	2,365,424
Eli Lilly and Co., 2.75%, 06/01/2025	869,000	905,027
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.62%, 05/15/2025	1,353,000	1,456,154
Johnson & Johnson, 2.63%, 01/15/2025	876,000	909,550
Merck & Co., Inc., 2.75%, 02/10/2025	2,584,000	2,691,201
Novartis Capital Corp. (Switzerland), 3.00%, 11/20/2025	1,926,000	2,042,574
Zoetis, Inc., 4.50%, 11/13/2025	735,000	819,830
		14,576,379
Professional Services-0.35%
Verisk Analytics, Inc., 4.00%, 06/15/2025	997,000	1,079,797
Road & Rail-1.00%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/2025	465,000	486,525
Canadian Pacific Railway Co. (Canada), 2.90%, 02/01/2025	726,000	751,948
CSX Corp., 3.35%, 11/01/2025	629,000	668,517
Union Pacific Corp.
3.75%, 07/15/2025	669,000	723,146
3.25%, 08/15/2025	473,000	498,801
		3,128,937
	Principal Amount	Value
Semiconductors & Semiconductor Equipment-2.66%
Analog Devices, Inc., 3.90%, 12/15/2025	$769,000	$ 828,846
Applied Materials, Inc., 3.90%, 10/01/2025	734,000	805,777
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.12%, 01/15/2025	1,025,000	1,012,941
Intel Corp., 3.70%, 07/29/2025	2,697,000	2,944,277
Lam Research Corp., 3.80%, 03/15/2025	494,000	529,246
QUALCOMM, Inc., 3.45%, 05/20/2025	2,028,000	2,156,595
		8,277,682
Software-3.43%
Adobe, Inc., 3.25%, 02/01/2025	1,236,000	1,309,974
Microsoft Corp.
2.70%, 02/12/2025	2,539,000	2,653,458
3.13%, 11/03/2025	3,456,000	3,704,235
Oracle Corp., 2.95%, 05/15/2025	2,902,000	3,036,108
		10,703,775
Specialty Retail-0.63%
Home Depot, Inc. (The), 3.35%, 09/15/2025	995,000	1,068,821
Lowe’s Cos., Inc., 3.38%, 09/15/2025	841,000	887,812
		1,956,633
Technology Hardware, Storage & Peripherals-2.75%
Apple, Inc.
2.75%, 01/13/2025	1,590,000	1,653,779
2.50%, 02/09/2025	1,474,000	1,516,994
3.20%, 05/13/2025	2,257,000	2,407,602
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	2,706,000	2,998,509
		8,576,884
Textiles, Apparel & Luxury Goods-0.21%
Tapestry, Inc., 4.25%, 04/01/2025	629,000	651,587
Tobacco-1.22%
Philip Morris International, Inc., 3.38%, 08/11/2025	720,000	757,752
Reynolds American, Inc. (United Kingdom), 4.45%, 06/12/2025	2,800,000	3,032,703
		3,790,455
Trading Companies & Distributors-0.32%
Air Lease Corp., 3.25%, 03/01/2025	977,000	998,590
Water Utilities-0.28%
American Water Capital Corp., 3.40%, 03/01/2025	831,000	876,315
Wireless Telecommunication Services-0.79%
Rogers Communications, Inc. (Canada), 3.63%, 12/15/2025	735,000	789,818
Vodafone Group PLC (United Kingdom), 4.12%, 05/30/2025	1,528,000	1,659,638
		2,449,456
Total U.S. Dollar Denominated Bonds & Notes (Cost $292,425,205)		308,226,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 Corporate Bond ETF (BSCP)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-0.17%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $535,623)	535,623	$ 535,623
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.10% (Cost $292,960,828)		308,761,645
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	207,480	207,480
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	69,133	$ 69,160
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $276,640)		276,640
TOTAL INVESTMENTS IN SECURITIES-99.19% (Cost $293,237,468)		309,038,285
OTHER ASSETS LESS LIABILITIES-0.81%		2,522,405
NET ASSETS-100.00%		$311,560,690

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.94%
Aerospace & Defense-1.34%
General Dynamics Corp., 2.12%, 08/15/2026	$185,000	$ 186,212
L3Harris Technologies, Inc., 3.85%, 12/15/2026(b)	136,000	147,636
Lockheed Martin Corp., 3.55%, 01/15/2026	886,000	961,634
United Technologies Corp., 2.65%, 11/01/2026	467,000	483,795
		1,779,277
Air Freight & Logistics-0.49%
FedEx Corp., 3.25%, 04/01/2026	399,000	417,667
United Parcel Service, Inc., 2.40%, 11/15/2026	233,000	236,342
		654,009
Automobiles-1.84%
American Honda Finance Corp., 2.30%, 09/09/2026	182,000	183,748
Ford Motor Co., 4.34%, 12/08/2026(c)	645,000	662,545
Ford Motor Credit Co. LLC, 4.39%, 01/08/2026	600,000	610,573
General Motors Financial Co., Inc.
5.25%, 03/01/2026	619,000	676,811
4.00%, 10/06/2026	299,000	306,902
		2,440,579
Banks-22.41%
Bank of America Corp.
4.45%, 03/03/2026	834,000	918,179
3.50%, 04/19/2026	1,180,000	1,264,299
4.25%, 10/22/2026	918,000	1,002,799
Bank One Corp., 7.62%, 10/15/2026	265,000	347,986
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	900,000	958,103
BPCE S.A. (France), 3.38%, 12/02/2026	550,000	589,213
Branch Banking & Trust Co., 3.80%, 10/30/2026	550,000	596,936
Citigroup, Inc.
3.70%, 01/12/2026	977,000	1,053,427
4.60%, 03/09/2026	594,000	654,110
3.40%, 05/01/2026	917,000	970,596
3.20%, 10/21/2026	1,411,000	1,473,375
4.30%, 11/20/2026	362,000	395,302
Cooperatieve Rabobank U.A. (Netherlands), 3.75%, 07/21/2026	550,000	576,196
Fifth Third Bank, 3.85%, 03/15/2026	400,000	431,093
HSBC Holdings PLC (United Kingdom)
4.30%, 03/08/2026	1,200,000	1,306,955
4.37%, 11/23/2026	500,000	537,873
JPMorgan Chase & Co.
3.30%, 04/01/2026	1,047,000	1,104,685
3.20%, 06/15/2026	672,000	704,828
2.95%, 10/01/2026	1,215,000	1,261,145
4.13%, 12/15/2026	975,000	1,074,686
KeyBank N.A., 3.40%, 05/20/2026	550,000	579,982
Lloyds Banking Group PLC (United Kingdom), 4.65%, 03/24/2026	600,000	633,656
	Principal Amount	Value
Banks-(continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.85%, 03/01/2026	$1,300,000	$ 1,412,162
2.76%, 09/13/2026	400,000	407,854
Mizuho Financial Group, Inc. (Japan), 2.84%, 09/13/2026	400,000	411,490
Royal Bank of Scotland Group PLC (The) (United Kingdom), 4.80%, 04/05/2026	600,000	655,488
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.78%, 03/09/2026	661,000	715,186
2.63%, 07/14/2026	1,049,000	1,061,277
3.01%, 10/19/2026	598,000	620,106
SunTrust Bank, 3.30%, 05/15/2026	400,000	418,363
U.S. Bancorp
Series V, 2.38%, 07/22/2026	523,000	533,069
Series W, 3.10%, 04/27/2026	458,000	480,638
Wells Fargo & Co.
3.00%, 04/22/2026	1,606,000	1,664,112
4.10%, 06/03/2026	950,000	1,029,569
3.00%, 10/23/2026	1,821,000	1,893,990
		29,738,728
Beverages-3.97%
Anheuser-Busch InBev Finance, Inc. (Belgium), 3.65%, 02/01/2026	2,729,000	2,931,894
Coca-Cola Co. (The)
2.55%, 06/01/2026	123,000	127,669
2.25%, 09/01/2026	417,000	426,977
Constellation Brands, Inc., 3.70%, 12/06/2026	265,000	284,563
Molson Coors Brewing Co., 3.00%, 07/15/2026	716,000	725,215
PepsiCo, Inc.
2.85%, 02/24/2026	265,000	277,403
2.37%, 10/06/2026	484,000	496,245
		5,269,966
Biotechnology-2.84%
Abbvie, Inc., 3.20%, 05/14/2026	965,000	988,563
Amgen, Inc., 2.60%, 08/19/2026	476,000	481,817
Gilead Sciences, Inc., 3.65%, 03/01/2026	1,048,000	1,127,689
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	1,128,000	1,173,939
		3,772,008
Building Products-0.51%
Johnson Controls International PLC, 3.90%, 02/14/2026	398,000	429,399
Masco Corp., 4.38%, 04/01/2026	233,000	251,596
		680,995
Capital Markets-6.76%
Ameriprise Financial, Inc., 2.88%, 09/15/2026	284,000	294,341
Bank of New York Mellon Corp. (The)
2.80%, 05/04/2026	293,000	304,186
2.45%, 08/17/2026	265,000	269,064
Brookfield Finance, Inc. (Canada), 4.25%, 06/02/2026	311,000	335,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)—(continued)
August 31, 2019
	Principal Amount	Value
Capital Markets-(continued)
Goldman Sachs Group, Inc. (The)
3.75%, 02/25/2026	$837,000	$ 893,433
3.50%, 11/16/2026	1,272,000	1,332,996
Morgan Stanley
3.87%, 01/27/2026	1,368,000	1,480,110
3.13%, 07/27/2026	1,382,000	1,436,529
6.25%, 08/09/2026	300,000	366,626
4.35%, 09/08/2026	934,000	1,023,288
Nasdaq, Inc., 3.85%, 06/30/2026	184,000	199,761
Raymond James Financial, Inc., 3.62%, 09/15/2026	184,000	194,159
S&P Global, Inc., 4.40%, 02/15/2026	480,000	541,864
State Street Corp., 2.65%, 05/19/2026	293,000	303,215
		8,975,417
Chemicals-0.76%
Ecolab, Inc., 2.70%, 11/01/2026	358,000	371,530
Praxair, Inc., 3.20%, 01/30/2026	265,000	282,898
Westlake Chemical Corp., 3.60%, 08/15/2026	342,000	355,478
		1,009,906
Commercial Services & Supplies-0.14%
Republic Services, Inc., 2.90%, 07/01/2026	181,000	188,338
Communications Equipment-1.12%
Cisco Systems, Inc.
2.95%, 02/28/2026	299,000	318,179
2.50%, 09/20/2026	645,000	669,732
Hughes Satellite Systems Corp., 5.25%, 08/01/2026	462,000	491,453
		1,479,364
Consumer Finance-1.11%
Capital One Financial Corp., 3.75%, 07/28/2026	653,000	681,842
Discover Bank, 3.45%, 07/27/2026	500,000	522,785
Synchrony Financial, 3.70%, 08/04/2026	265,000	271,917
		1,476,544
Containers & Packaging-0.22%
International Paper Co., 3.80%, 01/15/2026	270,000	289,397
Diversified Financial Services-1.21%
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	1,286,000	1,364,093
Voya Financial, Inc., 3.65%, 06/15/2026	233,000	247,489
		1,611,582
Diversified Telecommunication Services-2.27%
AT&T, Inc.
3.88%, 01/15/2026	265,000	283,355
4.12%, 02/17/2026	1,216,000	1,322,388
7.12%, 03/15/2026	181,000	225,587
2.95%, 07/15/2026	233,000	237,819
Verizon Communications, Inc., 2.63%, 08/15/2026	927,000	948,285
		3,017,434
Electric Utilities-3.71%
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026	233,000	243,218
	Principal Amount	Value
Electric Utilities-(continued)
Commonwealth Edison Co., 2.55%, 06/15/2026	$240,000	$ 246,250
Duke Energy Carolinas LLC, 2.95%, 12/01/2026	227,000	237,990
Duke Energy Corp., 2.65%, 09/01/2026	653,000	661,349
Emera US Finance L.P. (Canada), 3.55%, 06/15/2026	265,000	279,848
Entergy Arkansas, LLC, 3.50%, 04/01/2026	233,000	250,865
Entergy Corp., 2.95%, 09/01/2026	293,000	299,193
Exelon Corp., 3.40%, 04/15/2026	293,000	310,701
Fortis, Inc. (Canada), 3.06%, 10/04/2026	737,000	755,032
PPL Capital Funding, Inc., 3.10%, 05/15/2026	293,000	300,769
Southern Co. (The), 3.25%, 07/01/2026	863,000	894,210
Virginia Electric & Power Co.,Series A, 3.15%, 01/15/2026	265,000	279,585
Xcel Energy, Inc., 3.35%, 12/01/2026	153,000	162,808
		4,921,818
Electronic Equipment, Instruments & Components-0.22%
Avnet, Inc., 4.63%, 04/15/2026	265,000	289,118
Entertainment-0.99%
Activision Blizzard, Inc., 3.40%, 09/15/2026	265,000	279,592
TWDC Enterprises 18 Corp.
3.00%, 02/13/2026	417,000	440,091
1.85%, 07/30/2026	417,000	412,479
Viacom, Inc., 3.45%, 10/04/2026	184,000	185,811
		1,317,973
Equity REITs-4.67%
American Tower Corp.
4.40%, 02/15/2026	140,000	153,314
3.38%, 10/15/2026	299,000	313,209
Boston Properties L.P.
3.65%, 02/01/2026	654,000	696,834
2.75%, 10/01/2026	614,000	624,284
Brixmor Operating Partnership L.P., 4.13%, 06/15/2026	233,000	248,508
CBRE Services, Inc., 4.87%, 03/01/2026	247,000	274,797
Crown Castle International Corp.
4.45%, 02/15/2026	386,000	426,473
3.70%, 06/15/2026	184,000	195,700
ERP Operating L.P., 2.85%, 11/01/2026	184,000	190,900
GLP Capital, L.P. / GLP Financing II, Inc., 5.37%, 04/15/2026	354,000	389,457
Kimco Realty Corp., 2.80%, 10/01/2026	184,000	186,268
LifeStorage L.P., 3.50%, 07/01/2026	233,000	241,578
Omega Healthcare Investors, Inc., 5.25%, 01/15/2026	206,000	228,092
Realty Income Corp., 4.13%, 10/15/2026	123,000	136,833
Sabra Health Care L.P., 5.12%, 08/15/2026	354,000	382,457
Simon Property Group L.P.
3.30%, 01/15/2026	270,000	285,570
3.25%, 11/30/2026	336,000	355,659
Ventas Realty L.P., 4.13%, 01/15/2026	265,000	287,376
VEREIT Operating Partnership, L.P., 4.87%, 06/01/2026	233,000	260,944
Welltower, Inc., 4.25%, 04/01/2026	290,000	316,837
		6,195,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)—(continued)
August 31, 2019
	Principal Amount	Value
Food & Staples Retailing-1.38%
Kroger Co. (The)
3.50%, 02/01/2026	$265,000	$ 277,777
2.65%, 10/15/2026	186,000	186,028
Sysco Corp., 3.30%, 07/15/2026	508,000	534,734
Walgreens Boots Alliance, Inc., 3.45%, 06/01/2026	803,000	834,332
		1,832,871
Food Products-1.61%
Archer-Daniels-Midland Co., 2.50%, 08/11/2026	399,000	409,416
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	186,000	185,892
Hershey Co. (The), 2.30%, 08/15/2026	265,000	269,445
Ingredion, Inc., 3.20%, 10/01/2026	124,000	127,441
Kellogg Co., 3.25%, 04/01/2026	184,000	193,761
Kraft Heinz Foods Co., 3.00%, 06/01/2026	965,000	949,715
		2,135,670
Gas Utilities-0.14%
Southern California Gas Co.,Series TT, 2.60%, 06/15/2026	185,000	187,479
Health Care Equipment & Supplies-0.88%
Abbott Laboratories, 3.75%, 11/30/2026	627,000	690,336
Baxter International, Inc., 2.60%, 08/15/2026	184,000	188,217
Stryker Corp., 3.50%, 03/15/2026	265,000	284,444
		1,162,997
Health Care Providers & Services-2.01%
CVS Health Corp., 2.87%, 06/01/2026	876,000	883,386
Express Scripts Holding Co., 4.50%, 02/25/2026	543,000	600,835
HCA, Inc., 5.25%, 06/15/2026	541,000	611,361
Quest Diagnostics, Inc., 3.45%, 06/01/2026	123,000	130,573
UnitedHealth Group, Inc., 3.10%, 03/15/2026	417,000	440,980
		2,667,135
Hotels, Restaurants & Leisure-1.04%
Marriott International, Inc.,Series R, 3.12%, 06/15/2026	299,000	305,277
McDonald’s Corp., 3.70%, 01/30/2026	760,000	825,293
Starbucks Corp., 2.45%, 06/15/2026	247,000	250,766
		1,381,336
Household Durables-0.65%
Newell Brands, Inc., 4.20%, 04/01/2026	834,000	865,957
Household Products-0.46%
Procter & Gamble Co. (The)
2.70%, 02/02/2026	184,000	192,734
2.45%, 11/03/2026	399,000	413,690
		606,424
Industrial Conglomerates-1.01%
3M Co., 2.25%, 09/19/2026	293,000	294,995
	Principal Amount	Value
Industrial Conglomerates-(continued)
Honeywell International, Inc., 2.50%, 11/01/2026	$750,000	$ 772,041
Roper Technologies, Inc., 3.80%, 12/15/2026	253,000	274,410
		1,341,446
Insurance-3.06%
Allstate Corp. (The), 3.28%, 12/15/2026	233,000	251,907
American International Group, Inc., 3.90%, 04/01/2026	738,000	792,708
Arch Capital Finance LLC, 4.01%, 12/15/2026	233,000	256,703
Boardwalk Pipelines L.P., 5.95%, 06/01/2026	233,000	263,540
Chubb INA Holdings, Inc., 3.35%, 05/03/2026	632,000	678,518
CNA Financial Corp., 4.50%, 03/01/2026	233,000	256,889
Loews Corp., 3.75%, 04/01/2026	354,000	381,681
Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	358,000	397,233
Marsh & McLennan Cos., Inc., 3.75%, 03/14/2026	265,000	287,717
Old Republic International Corp., 3.88%, 08/26/2026	184,000	195,828
Trinity Acquisition PLC, 4.40%, 03/15/2026	265,000	290,510
		4,053,234
Interactive Media & Services-0.67%
Alphabet, Inc., 2.00%, 08/15/2026	878,000	885,593
Internet & Direct Marketing Retail-0.73%
Booking Holdings, Inc., 3.60%, 06/01/2026	514,000	550,923
Expedia Group, Inc., 5.00%, 02/15/2026	371,000	418,469
		969,392
IT Services-1.67%
Broadridge Financial Solutions, Inc., 3.40%, 06/27/2026	283,000	296,067
Fidelity National Information Services, Inc., 3.00%, 08/15/2026	476,000	493,667
International Business Machines Corp., 3.45%, 02/19/2026	600,000	644,512
Mastercard, Inc., 2.95%, 11/21/2026	365,000	386,903
Total System Services, Inc., 4.80%, 04/01/2026	350,000	394,333
		2,215,482
Life Sciences Tools & Services-0.33%
Thermo Fisher Scientific, Inc., 2.95%, 09/19/2026	417,000	431,485
Machinery-1.17%
Fortive Corp., 3.15%, 06/15/2026	374,000	383,245
Illinois Tool Works, Inc., 2.65%, 11/15/2026	405,000	421,781
John Deere Capital Corp., 2.65%, 06/10/2026	227,000	235,889
Wabtec Corp., 3.45%, 11/15/2026	371,000	379,266
Xylem, Inc., 3.25%, 11/01/2026	123,000	127,566
		1,547,747
Media-1.75%
CBS Corp., 4.00%, 01/15/2026	396,000	424,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)—(continued)
August 31, 2019
	Principal Amount	Value
Media-(continued)
Comcast Corp., 3.15%, 03/01/2026	$886,000	$ 935,171
Discovery Communications LLC, 4.90%, 03/11/2026	353,000	391,442
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	535,000	568,478
		2,319,730
Multiline Retail-0.32%
Target Corp., 2.50%, 04/15/2026	405,000	418,052
Multi-Utilities-0.39%
DTE Energy Co., 2.85%, 10/01/2026	354,000	362,659
San Diego Gas & Electric Co., 2.50%, 05/15/2026	153,000	154,384
		517,043
Oil, Gas & Consumable Fuels-9.76%
Anadarko Petroleum Corp., 5.55%, 03/15/2026	504,000	571,173
BP Capital Markets PLC (United Kingdom), 3.12%, 05/04/2026	184,000	191,080
Buckeye Partners L.P., 3.95%, 12/01/2026	186,000	165,710
Chevron Corp., 2.95%, 05/16/2026	1,034,000	1,094,257
ConocoPhillips Co., 4.95%, 03/15/2026	504,000	585,570
Enbridge, Inc. (Canada), 4.25%, 12/01/2026	342,000	379,300
Energy Transfer Operating, L.P., 4.75%, 01/15/2026	405,000	443,097
EnLink Midstream Partners, L.P., 4.85%, 07/15/2026	227,000	223,311
Enterprise Products Operating LLC, 3.70%, 02/15/2026	374,000	402,146
EOG Resources, Inc., 4.15%, 01/15/2026(c)	265,000	295,879
EQM Midstream Partners, L.P., 4.13%, 12/01/2026	233,000	222,534
Exxon Mobil Corp., 3.04%, 03/01/2026	1,094,000	1,162,457
HollyFrontier Corp., 5.87%, 04/01/2026	565,000	629,159
Magellan Midstream Partners L.P., 5.00%, 03/01/2026	265,000	300,914
Newfield Exploration Co., 5.37%, 01/01/2026	233,000	256,315
Occidental Petroleum Corp., 3.40%, 04/15/2026	467,000	474,664
Phillips 66 Partners L.P., 3.55%, 10/01/2026	180,000	188,176
Pioneer Natural Resources Co., 4.45%, 01/15/2026	247,000	271,993
Plains All American Pipeline L.P./PAA Finance Corp., 4.50%, 12/15/2026	398,000	426,985
Sabine Pass Liquefaction, LLC, 5.87%, 06/30/2026	634,000	729,146
Shell International Finance B.V. (Netherlands)
2.88%, 05/10/2026	868,000	910,040
2.50%, 09/12/2026	417,000	429,348
Spectra Energy Partners L.P., 3.38%, 10/15/2026	284,000	297,041
Sunoco Logistics Partners Operations L.P., 3.90%, 07/15/2026	184,000	190,498
TransCanada PipeLines Ltd. (Canada), 4.88%, 01/15/2026	387,000	437,804
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/2026	$405,000	$ 518,776
Valero Energy Corp., 3.40%, 09/15/2026	632,000	654,651
Valero Energy Partners L.P., 4.38%, 12/15/2026	233,000	253,296
Western Gas Partners, L.P., 4.65%, 07/01/2026	233,000	237,435
		12,942,755
Personal Products-0.46%
Unilever Capital Corp. (United Kingdom), 2.00%, 07/28/2026	603,000	603,914
Pharmaceuticals-2.77%
Johnson & Johnson, 2.45%, 03/01/2026	776,000	801,109
Mylan N.V., 3.95%, 06/15/2026	950,000	987,973
Perrigo Finance Unlimited Co., 4.37%, 03/15/2026	800,000	823,988
Pfizer, Inc.
2.75%, 06/03/2026	417,000	435,143
3.00%, 12/15/2026	595,000	629,943
		3,678,156
Professional Services-0.18%
Thomson Reuters Corp. (Canada), 3.35%, 05/15/2026	227,000	236,324
Road & Rail-0.77%
Canadian National Railway Co. (Canada), 2.75%, 03/01/2026	265,000	275,834
CSX Corp., 2.60%, 11/01/2026	184,000	187,933
Norfolk Southern Corp., 2.90%, 06/15/2026	180,000	186,362
Union Pacific Corp., 2.75%, 03/01/2026	354,000	365,555
		1,015,684
Semiconductors & Semiconductor Equipment-1.06%
Analog Devices, Inc., 3.50%, 12/05/2026	374,000	394,467
Intel Corp., 2.60%, 05/19/2026	458,000	473,787
NVIDIA Corp., 3.20%, 09/16/2026	514,000	540,434
		1,408,688
Software-2.55%
Microsoft Corp., 2.40%, 08/08/2026	1,868,000	1,932,675
Oracle Corp., 2.65%, 07/15/2026	1,419,000	1,455,812
		3,388,487
Specialty Retail-1.79%
Home Depot, Inc. (The)
3.00%, 04/01/2026	585,000	620,624
2.12%, 09/15/2026	458,000	460,520
Lowe’s Cos., Inc., 2.50%, 04/15/2026	635,000	639,918
O’Reilly Automotive, Inc., 3.55%, 03/15/2026	233,000	247,027
TJX Cos., Inc. (The), 2.25%, 09/15/2026	405,000	407,805
		2,375,894
Technology Hardware, Storage & Peripherals-2.69%
Apple, Inc.
3.25%, 02/23/2026	1,409,000	1,509,588
2.45%, 08/04/2026	1,067,000	1,092,506
Western Digital Corp., 4.75%, 02/15/2026(c)	944,000	968,497
		3,570,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)—(continued)
August 31, 2019
	Principal Amount	Value
Textiles, Apparel & Luxury Goods-0.58%
NIKE, Inc., 2.38%, 11/01/2026	$467,000	$ 480,757
Under Armour, Inc., 3.25%, 06/15/2026	293,000	286,418
		767,175
Tobacco-0.30%
Altria Group, Inc., 2.63%, 09/16/2026	124,000	123,476
Philip Morris International, Inc., 2.75%, 02/25/2026	265,000	270,386
		393,862
Wireless Telecommunication Services-0.18%
Rogers Communications, Inc. (Canada), 2.90%, 11/15/2026	233,000	240,855
Total U.S. Dollar Denominated Bonds & Notes (Cost $124,076,767)		131,269,001
	Shares
Money Market Funds-0.18%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $241,664)	241,664	241,664
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.12% (Cost $124,318,431)		131,510,665
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.88%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	877,162	$ 877,162
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	292,274	292,391
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,169,553)		1,169,553
TOTAL INVESTMENTS IN SECURITIES-100.00% (Cost $125,487,984)		132,680,218
OTHER ASSETS LESS LIABILITIES-(0.00)%		(1,320)
NET ASSETS-100.00%		$132,678,898

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2019 represented less than 1% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.91%
Aerospace & Defense-2.24%
Arconic, Inc., 5.90%, 02/01/2027	$209,000	$ 233,298
General Dynamics Corp., 2.63%, 11/15/2027	158,000	164,188
Huntington Ingalls Industries, Inc., 3.48%, 12/01/2027	157,000	165,761
Northrop Grumman Corp., 3.20%, 02/01/2027	209,000	221,278
Rockwell Collins, Inc., 3.50%, 03/15/2027	416,000	447,692
United Technologies Corp., 3.12%, 05/04/2027	366,000	387,859
		1,620,076
Air Freight & Logistics-0.38%
United Parcel Service, Inc., 3.05%, 11/15/2027	261,000	275,467
Auto Components-0.29%
Lear Corp., 3.80%, 09/15/2027	209,000	210,917
Automobiles-1.90%
Ford Motor Credit Co. LLC, 3.82%, 11/02/2027	400,000	389,090
General Motors Co., 4.20%, 10/01/2027	209,000	215,653
General Motors Financial Co., Inc., 4.35%, 01/17/2027	417,000	432,391
Toyota Motor Credit Corp., 3.20%, 01/11/2027	314,000	339,608
		1,376,742
Banks-13.70%
Banco Santander, S.A. (Spain), 4.25%, 04/11/2027	400,000	433,703
Bank of America Corp.
3.25%, 10/21/2027	782,000	825,780
Series L, 4.18%, 11/25/2027	627,000	682,651
Bank One Corp., 8.00%, 04/29/2027	209,000	283,319
Citigroup, Inc., 4.45%, 09/29/2027	1,150,000	1,266,321
ING Groep N.V. (Netherlands), 3.95%, 03/29/2027	500,000	544,327
JPMorgan Chase & Co.
4.25%, 10/01/2027	418,000	467,162
3.62%, 12/01/2027	314,000	334,010
Lloyds Banking Group PLC (United Kingdom), 3.75%, 01/11/2027	400,000	417,852
Manufacturers and Traders Trust Co., 3.40%, 08/17/2027	250,000	271,903
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.68%, 02/22/2027	261,000	283,046
3.29%, 07/25/2027	261,000	277,089
Mizuho Financial Group, Inc. (Japan)
3.66%, 02/28/2027	200,000	217,425
3.17%, 09/11/2027	400,000	420,843
PNC Bank, N.A., 3.10%, 10/25/2027	300,000	319,437
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	209,000	222,469
Santander Holdings USA, Inc., 4.40%, 07/13/2027	261,000	281,236
	Principal Amount	Value
Banks-(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.45%, 01/11/2027	$418,000	$ 445,491
3.36%, 07/12/2027	523,000	556,465
3.35%, 10/18/2027	209,000	222,622
US Bancorp,Series X, 3.15%, 04/27/2027	314,000	336,707
Wells Fargo & Co., 4.30%, 07/22/2027	732,000	811,218
		9,921,076
Beverages-1.16%
Coca-Cola Co. (The), 2.90%, 05/25/2027	157,000	167,534
Constellation Brands, Inc., 3.50%, 05/09/2027	157,000	165,608
PepsiCo, Inc., 3.00%, 10/15/2027	470,000	504,456
		837,598
Biotechnology-1.28%
Amgen, Inc., 3.20%, 11/02/2027(b)	314,000	330,827
Celgene Corp., 3.45%, 11/15/2027	200,000	214,289
Gilead Sciences, Inc., 2.95%, 03/01/2027	366,000	380,347
		925,463
Capital Markets-6.20%
Bank of New York Mellon Corp. (The), 3.25%, 05/16/2027	209,000	223,234
BlackRock, Inc., 3.20%, 03/15/2027	209,000	224,107
Cboe Global Markets, Inc., 3.65%, 01/12/2027	209,000	226,189
Charles Schwab Corp. (The), 3.20%, 03/02/2027	209,000	221,656
Goldman Sachs Group, Inc. (The)
5.95%, 01/15/2027	209,000	250,314
3.85%, 01/26/2027	939,000	1,002,237
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.85%, 01/15/2027	203,000	217,317
Morgan Stanley
3.62%, 01/20/2027	941,000	1,007,400
3.95%, 04/23/2027	627,000	671,505
S&P Global, Inc., 2.95%, 01/22/2027	158,000	166,027
TD Ameritrade Holding Corp., 3.30%, 04/01/2027	261,000	277,018
		4,487,004
Chemicals-1.67%
Ecolab Inc., 3.25%, 12/01/2027	157,000	170,451
LYB International Finance II B.V., 3.50%, 03/02/2027	314,000	324,430
Mosaic Co. (The), 4.05%, 11/15/2027	209,000	218,219
Sherwin-Williams Co. (The), 3.45%, 06/01/2027	468,000	495,626
		1,208,726
Commercial Services & Supplies-1.09%
Cintas Corp. No. 2, 3.70%, 04/01/2027	314,000	345,169
Republic Services, Inc., 3.38%, 11/15/2027	209,000	224,128
Waste Management, Inc., 3.15%, 11/15/2027	209,000	222,809
		792,106
Communications Equipment-0.23%
Nokia Oyj (Finland), 4.38%, 06/12/2027	157,000	163,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)—(continued)
August 31, 2019
	Principal Amount	Value
Construction Materials-0.23%
Martin Marietta Materials, Inc., 3.50%, 12/15/2027(b)	$158,000	$ 163,254
Consumer Finance-2.46%
American Express Credit Corp., 3.30%, 05/03/2027	627,000	677,946
Capital One Financial Corp., 3.75%, 03/09/2027	418,000	443,090
Discover Financial Services, 4.10%, 02/09/2027	314,000	338,283
Synchrony Financial, 3.95%, 12/01/2027	314,000	325,724
		1,785,043
Containers & Packaging-0.67%
International Paper Co., 3.00%, 02/15/2027(b)	314,000	321,396
Packaging Corp. of America, 3.40%, 12/15/2027	158,000	164,990
		486,386
Diversified Financial Services-0.65%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.65%, 07/21/2027	350,000	359,306
ORIX Corp. (Japan), 3.70%, 07/18/2027	106,000	114,693
		473,999
Diversified Telecommunication Services-4.40%
AT&T, Inc.
3.80%, 02/15/2027	418,000	446,895
4.25%, 03/01/2027	627,000	690,439
Telefonica Emisiones S.A.U. (Spain), 4.10%, 03/08/2027	500,000	547,571
TELUS Corp. (Canada)
2.80%, 02/16/2027	106,000	108,142
3.70%, 09/15/2027	209,000	225,213
Verizon Communications, Inc., 4.13%, 03/16/2027	1,043,000	1,164,572
		3,182,832
Electric Utilities-3.02%
American Electric Power Co., Inc., 3.20%, 11/13/2027	158,000	166,682
Duke Energy Corp., 3.15%, 08/15/2027	209,000	219,625
Duke Energy Florida LLC, 3.20%, 01/15/2027	209,000	221,766
FirstEnergy Corp.,Series B, 3.90%, 07/15/2027	470,000	505,667
ITC Holdings Corp., 3.35%, 11/15/2027	157,000	168,274
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	375,000	401,084
NSTAR Electric Co., 3.20%, 05/15/2027	261,000	277,253
Virginia Electric & Power Co.,Series A, 3.50%, 03/15/2027	209,000	225,446
		2,185,797
Electronic Equipment, Instruments & Components-0.55%
Keysight Technologies, Inc., 4.60%, 04/06/2027	209,000	230,270
Tech Data Corp., 4.95%, 02/15/2027	157,000	167,976
		398,246
Energy Equipment & Services-0.59%
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	418,000	429,015
	Principal Amount	Value
Entertainment-0.47%
TWDC Enterprises 18 Corp., 2.95%, 06/15/2027(b)	$314,000	$ 338,135
Equity REITs-4.69%
American Tower Corp., 3.55%, 07/15/2027	209,000	222,360
Crown Castle International Corp.
4.00%, 03/01/2027	132,000	142,937
3.65%, 09/01/2027	314,000	333,484
Digital Realty Trust L.P., 3.70%, 08/15/2027	312,000	332,743
Healthcare Trust of America Holdings, L.P., 3.75%, 07/01/2027	209,000	220,416
Mid-America Apartments L.P., 3.60%, 06/01/2027	209,000	224,215
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	418,000	447,260
Omega Healthcare Investors, Inc., 4.50%, 04/01/2027	209,000	223,930
Public Storage, 3.09%, 09/15/2027	132,000	140,094
Realty Income Corp., 3.00%, 01/15/2027	209,000	217,687
Regency Centers, L.P., 3.60%, 02/01/2027	209,000	222,266
Simon Property Group L.P.
3.38%, 06/15/2027	208,000	222,419
3.38%, 12/01/2027	209,000	224,265
VEREIT Operating Partnership, L.P., 3.95%, 08/15/2027	209,000	224,110
		3,398,186
Food & Staples Retailing-1.42%
Costco Wholesale Corp., 3.00%, 05/18/2027	312,000	332,983
Kroger Co. (The), 3.70%, 08/01/2027	209,000	223,207
Sysco Corp., 3.25%, 07/15/2027	261,000	275,680
Walmart, Inc., 5.87%, 04/05/2027	157,000	198,688
		1,030,558
Food Products-1.92%
General Mills, Inc., 3.20%, 02/10/2027	261,000	276,782
J. M. Smucker Co. (The), 3.37%, 12/15/2027	157,000	167,271
Kellogg Co., 3.40%, 11/15/2027	209,000	221,162
McCormick & Co., Inc., 3.40%, 08/15/2027	261,000	276,741
Tyson Foods, Inc., 3.55%, 06/02/2027	416,000	446,811
		1,388,767
Gas Utilities-0.23%
Atmos Energy Corp., 3.00%, 06/15/2027	158,000	166,501
Health Care Equipment & Supplies-1.47%
Becton, Dickinson and Co., 3.70%, 06/06/2027	732,000	784,656
Medtronic Global Holdings SCA, 3.35%, 04/01/2027	261,000	282,818
		1,067,474
Health Care Providers & Services-5.49%
AmerisourceBergen Corp., 3.45%, 12/15/2027	261,000	272,066
Anthem, Inc., 3.65%, 12/01/2027	575,000	610,929
Cardinal Health, Inc., 3.41%, 06/15/2027	418,000	423,377
Cigna Holding Co., 3.05%, 10/15/2027	158,000	161,468
Express Scripts Holding Co., 3.40%, 03/01/2027	470,000	489,701
HCA, Inc., 4.50%, 02/15/2027	366,000	397,314
Humana, Inc., 3.95%, 03/15/2027	209,000	223,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)—(continued)
August 31, 2019
	Principal Amount	Value
Health Care Providers & Services-(continued)
Kaiser Foundation Hospitals, 3.15%, 05/01/2027	$157,000	$ 167,841
Laboratory Corp. of America Holdings, 3.60%, 09/01/2027	209,000	223,269
SSM Health Care Corp.,Series A, 3.82%, 06/01/2027	209,000	230,348
UnitedHealth Group, Inc.
3.45%, 01/15/2027	209,000	224,911
3.38%, 04/15/2027	209,000	224,828
2.95%, 10/15/2027	314,000	328,090
		3,977,948
Hotels, Restaurants & Leisure-0.62%
Darden Restaurants, Inc., 3.85%, 05/01/2027	157,000	167,826
McDonald’s Corp., 3.50%, 03/01/2027	261,000	281,818
		449,644
Household Durables-0.62%
Leggett & Platt, Inc., 3.50%, 11/15/2027	158,000	161,511
Lennar Corp., 4.75%, 11/29/2027	261,000	285,143
		446,654
Household Products-0.31%
Procter & Gamble Co. (The), 2.85%, 08/11/2027	209,000	223,420
Industrial Conglomerates-0.68%
3M Co., 2.88%, 10/15/2027	261,000	275,085
Carlisle Cos., Inc., 3.75%, 12/01/2027	209,000	220,934
		496,019
Insurance-1.69%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	157,000	166,529
Aon Corp., 8.20%, 01/01/2027	300,000	376,079
Brighthouse Financial, Inc., 3.70%, 06/22/2027	418,000	412,935
CNA Financial Corp., 3.45%, 08/15/2027	157,000	164,070
Progressive Corp. (The), 2.45%, 01/15/2027	106,000	107,943
		1,227,556
Internet & Direct Marketing Retail-2.01%
Amazon.com, Inc., 3.15%, 08/22/2027	1,098,000	1,180,683
eBay, Inc., 3.60%, 06/05/2027	261,000	274,934
		1,455,617
IT Services-0.60%
International Business Machines Corp., 3.30%, 01/27/2027	200,000	211,530
Visa, Inc., 2.75%, 09/15/2027	209,000	221,261
		432,791
Leisure Products-0.22%
Hasbro, Inc., 3.50%, 09/15/2027	157,000	160,249
Life Sciences Tools & Services-0.38%
Thermo Fisher Scientific, Inc., 3.20%, 08/15/2027	261,000	274,965
Machinery-1.06%
CNH Industrial N.V. (United Kingdom), 3.85%, 11/15/2027	158,000	164,545
Eaton Corp., 3.10%, 09/15/2027	209,000	219,787
	Principal Amount	Value
Machinery-(continued)
John Deere Capital Corp., 2.80%, 09/08/2027	$158,000	$ 165,125
Parker-Hannifin Corp., 3.25%, 03/01/2027	209,000	219,167
		768,624
Media-1.49%
CBS Corp., 2.90%, 01/15/2027	209,000	210,025
Comcast Corp.
2.35%, 01/15/2027	418,000	420,289
3.30%, 02/01/2027	418,000	445,267
		1,075,581
Multiline Retail-0.61%
Bunge Ltd Finance Corp., 3.75%, 09/25/2027	209,000	215,790
Dollar General Corp., 3.88%, 04/15/2027	209,000	225,847
		441,637
Multi-Utilities-1.07%
DTE Energy Co., 3.80%, 03/15/2027	209,000	226,569
NiSource, Inc., 3.49%, 05/15/2027	314,000	333,196
Sempra Energy, 3.25%, 06/15/2027	209,000	216,644
		776,409
Oil, Gas & Consumable Fuels-8.91%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 4.25%, 12/01/2027	209,000	221,495
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	106,000	110,402
BP Capital Markets PLC (United Kingdom)
3.02%, 01/16/2027	209,000	212,545
3.59%, 04/14/2027	106,000	112,668
3.28%, 09/19/2027	418,000	443,525
Canadian Natural Resources Ltd. (Canada), 3.85%, 06/01/2027	366,000	388,712
Cenovus Energy, Inc. (Canada), 4.25%, 04/15/2027	314,000	328,097
Cimarex Energy Co., 3.90%, 05/15/2027	209,000	213,983
Concho Resources, Inc., 3.75%, 10/01/2027	314,000	327,048
Enable Midstream Partners, L.P., 4.40%, 03/15/2027	209,000	214,043
Enbridge, Inc. (Canada), 3.70%, 07/15/2027	209,000	223,787
Energy Transfer Operating, L.P., 4.20%, 04/15/2027	209,000	221,808
Enterprise Products Operating LLC, 3.95%, 02/15/2027	209,000	228,388
EQT Corp., 3.90%, 10/01/2027	314,000	274,522
Hess Corp., 4.30%, 04/01/2027(b)	209,000	218,970
Marathon Oil Corp., 4.40%, 07/15/2027	314,000	338,397
MPLX L.P., 4.12%, 03/01/2027	416,000	438,788
Occidental Petroleum Corp., 3.00%, 02/15/2027	209,000	207,362
ONEOK, Inc., 4.00%, 07/13/2027	209,000	219,992
Sabine Pass Liquefaction, LLC, 5.00%, 03/15/2027	523,000	577,948
Sunoco Logistics Partners Operations L.P., 4.00%, 10/01/2027	261,000	274,266
TC PipeLines, L.P., 3.90%, 05/25/2027	209,000	218,772
Williams Companies, Inc. (The), 3.75%, 06/15/2027	418,000	436,242
		6,451,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)—(continued)
August 31, 2019
	Principal Amount	Value
Personal Products-0.67%
Estee Lauder Cos., Inc. (The), 3.15%, 03/15/2027	$157,000	$ 168,393
Unilever Capital Corp. (United Kingdom), 2.90%, 05/05/2027	300,000	316,413
		484,806
Pharmaceuticals-2.22%
AstraZeneca PLC (United Kingdom), 3.12%, 06/12/2027	209,000	219,996
Bristol-Myers Squibb Co., 3.25%, 02/27/2027(b)	209,000	224,259
Eli Lilly and Co., 3.10%, 05/15/2027	209,000	223,508
Johnson & Johnson, 2.95%, 03/03/2027	314,000	333,582
Novartis Capital Corp. (Switzerland), 3.10%, 05/17/2027	314,000	338,108
Zoetis, Inc., 3.00%, 09/12/2027	261,000	270,349
		1,609,802
Road & Rail-0.99%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/2027	209,000	223,810
CSX Corp., 3.25%, 06/01/2027	259,000	275,145
Union Pacific Corp., 3.00%, 04/15/2027(b)	209,000	218,234
		717,189
Semiconductors & Semiconductor Equipment-4.44%
Applied Materials, Inc., 3.30%, 04/01/2027	418,000	450,666
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.87%, 01/15/2027	1,437,000	1,438,958
Intel Corp., 3.15%, 05/11/2027	314,000	337,105
Maxim Integrated Products, Inc., 3.45%, 06/15/2027	158,000	161,930
QUALCOMM, Inc., 3.25%, 05/20/2027	625,000	656,949
Texas Instruments, Inc., 2.90%, 11/03/2027	157,000	166,219
		3,211,827
Software-4.49%
Autodesk, Inc., 3.50%, 06/15/2027	209,000	219,044
Citrix Systems, Inc., 4.50%, 12/01/2027	209,000	225,395
Microsoft Corp., 3.30%, 02/06/2027	1,252,000	1,368,837
Oracle Corp., 3.25%, 11/15/2027	941,000	1,012,729
VMware, Inc., 3.90%, 08/21/2027	418,000	427,375
		3,253,380
Specialty Retail-1.91%
AutoZone, Inc., 3.75%, 06/01/2027	209,000	225,600
Home Depot, Inc. (The), 2.80%, 09/14/2027	314,000	329,256
Lowe’s Cos., Inc., 3.10%, 05/03/2027	470,000	491,341
O’Reilly Automotive, Inc., 3.60%, 09/01/2027	314,000	334,621
		1,380,818
Technology Hardware, Storage & Peripherals-4.46%
Apple, Inc.
3.35%, 02/09/2027	730,000	789,551
3.20%, 05/11/2027	627,000	672,198
3.00%, 06/20/2027	314,000	333,313
2.90%, 09/12/2027	627,000	659,382
3.00%, 11/13/2027	523,000	556,831
Seagate HDD Cayman, 4.87%, 06/01/2027	209,000	215,240
		3,226,515
	Principal Amount	Value
Textiles, Apparel & Luxury Goods-0.30%
Tapestry, Inc., 4.13%, 07/15/2027	$209,000	$ 215,241
Tobacco-0.23%
Philip Morris International, Inc., 3.13%, 08/17/2027	157,000	164,706
Trading Companies & Distributors-0.30%
Air Lease Corp., 3.63%, 04/01/2027	209,000	217,539
Water Utilities-0.23%
American Water Capital Corp., 2.95%, 09/01/2027	158,000	164,069
Total U.S. Dollar Denominated Bonds & Notes (Cost $66,864,716)		71,617,414
	Shares
Money Market Funds-0.20%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $147,128)	147,128	147,128
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.11% (Cost $67,011,844)		71,764,542
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.96%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	1,063,246	1,063,246
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	355,239	355,381
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,418,625)		1,418,627
TOTAL INVESTMENTS IN SECURITIES-101.07% (Cost $68,430,469)		73,183,169
OTHER ASSETS LESS LIABILITIES-(1.07)%		(773,459)
NET ASSETS-100.00%		$72,409,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2027 Corporate Bond ETF (BSCR)—(continued)
August 31, 2019
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.55%
Aerospace & Defense-6.27%
General Dynamics Corp., 3.75%, 05/15/2028	$300,000	$ 338,461
L3Harris Technologies, Inc.
4.40%, 06/15/2028	200,000	226,430
4.40%, 06/15/2028(b)	150,000	169,823
Northrop Grumman Corp., 3.25%, 01/15/2028	550,000	584,616
Spirit AeroSystems, Inc., 4.60%, 06/15/2028	100,000	109,955
United Technologies Corp., 4.12%, 11/16/2028	750,000	858,639
		2,287,924
Air Freight & Logistics-0.97%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028	130,000	145,627
FedEx Corp., 3.40%, 02/15/2028	200,000	209,075
		354,702
Airlines-0.30%
Delta Air Lines, Inc., 4.38%, 04/19/2028	100,000	108,212
Automobiles-2.10%
American Honda Finance Corp., 3.50%, 02/15/2028	150,000	163,615
Ford Motor Co., 6.62%, 10/01/2028	100,000	113,765
General Motors Co., 5.00%, 10/01/2028	300,000	323,628
Toyota Motor Corp. (Japan), 3.67%, 07/20/2028	100,000	112,249
Toyota Motor Credit Corp., 3.05%, 01/11/2028	50,000	53,324
		766,581
Banks-12.90%
Banco Santander, S.A. (Spain)
3.80%, 02/23/2028	200,000	211,993
4.38%, 04/12/2028	200,000	220,108
Barclays PLC (United Kingdom)
4.34%, 01/10/2028	200,000	210,830
4.84%, 05/09/2028	400,000	415,457
Citigroup, Inc., 4.13%, 07/25/2028	400,000	436,547
Discover Bank, 4.65%, 09/13/2028	300,000	339,567
Fifth Third Bancorp, 3.95%, 03/14/2028	80,000	88,735
KeyCorp, 4.10%, 04/30/2028	100,000	112,750
Lloyds Banking Group PLC (United Kingdom), 4.37%, 03/22/2028	400,000	436,169
Mitsubishi UFJ Financial Group, Inc. (Japan)
3.96%, 03/02/2028	350,000	389,941
4.05%, 09/11/2028	200,000	225,162
Mizuho Financial Group, Inc. (Japan), 4.02%, 03/05/2028	400,000	447,102
PNC Bank, N.A.
3.25%, 01/22/2028	250,000	269,491
4.05%, 07/26/2028	250,000	280,060
Sumitomo Mitsui Financial Group, Inc. (Japan)
3.54%, 01/17/2028	105,000	113,450
3.94%, 07/19/2028	150,000	167,245
US Bancorp, 3.90%, 04/26/2028	300,000	342,473
		4,707,080
	Principal Amount	Value
Beverages-3.17%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.00%, 04/13/2028	$600,000	$ 665,269
Constellation Brands, Inc., 3.60%, 02/15/2028	250,000	265,992
Diageo Capital PLC (United Kingdom), 3.88%, 05/18/2028	200,000	225,840
		1,157,101
Biotechnology-0.53%
Celgene Corp., 3.90%, 02/20/2028	175,000	194,529
Capital Markets-2.55%
Bank of New York Mellon Corp. (The)
3.40%, 01/29/2028	200,000	216,835
3.85%, 04/28/2028	200,000	227,274
3.00%, 10/30/2028	100,000	104,264
Charles Schwab Corp. (The), 3.20%, 01/25/2028	150,000	159,653
CME Group, Inc., 3.75%, 06/15/2028	100,000	112,775
Northern Trust Corp., 3.65%, 08/03/2028	100,000	110,597
		931,398
Chemicals-0.75%
PPG Industries, Inc., 3.75%, 03/15/2028(c)	250,000	274,153
Commercial Services & Supplies-0.77%
Republic Services, Inc., 3.95%, 05/15/2028	250,000	280,493
Communications Equipment-0.45%
Motorola Solutions, Inc., 4.60%, 02/23/2028	150,000	162,726
Construction & Engineering-0.56%
Fluor Corp., 4.25%, 09/15/2028	200,000	204,585
Consumer Finance-0.73%
Capital One Financial Corp., 3.80%, 01/31/2028	250,000	267,240
Containers & Packaging-0.58%
WRKCo Inc., 4.00%, 03/15/2028	200,000	213,463
Diversified Financial Services-1.84%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.88%, 01/23/2028	150,000	155,754
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	230,000	243,392
National Rural Utilities Cooperative Finance Corp., 3.40%, 02/07/2028	250,000	271,420
		670,566
Electric Utilities-2.70%
Berkshire Hathaway Energy Co., 3.25%, 04/15/2028	225,000	239,362
Commonwealth Edison Co., 3.70%, 08/15/2028	75,000	83,213
Duke Energy Florida LLC, 3.80%, 07/15/2028	150,000	167,565
Edison International, 4.12%, 03/15/2028	100,000	104,437
Southwestern Electric Power Co.,Series M, 4.10%, 09/15/2028	100,000	112,424
Virginia Electric & Power Co.,Series A, 3.80%, 04/01/2028	150,000	165,890
Xcel Energy Inc., 4.00%, 06/15/2028	100,000	111,351
		984,242

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)—(continued)
August 31, 2019
	Principal Amount	Value
Electrical Equipment-0.46%
ABB Finance USA, Inc. (Switzerland), 3.80%, 04/03/2028	$150,000	$ 169,027
Electronic Equipment, Instruments & Components-1.14%
Arrow Electronics, Inc., 3.87%, 01/12/2028	100,000	103,377
Jabil, Inc., 3.95%, 01/12/2028	200,000	202,376
Trimble, Inc., 4.90%, 06/15/2028	100,000	109,688
		415,441
Energy Equipment & Services-0.27%
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028	100,000	99,450
Equity REITs-4.52%
American Homes 4 Rent, 4.25%, 02/15/2028	100,000	108,700
American Tower Corp., 3.60%, 01/15/2028	100,000	106,090
Crown Castle International Corp., 3.80%, 02/15/2028	300,000	321,091
Digital Realty Trust L.P., 4.45%, 07/15/2028	200,000	223,579
ERP Operating L.P., 3.50%, 03/01/2028	200,000	216,910
Omega Healthcare Investors, Inc., 4.75%, 01/15/2028(c)	100,000	108,963
Realty Income Corp., 3.65%, 01/15/2028	200,000	217,238
Senior Housing Properties Trust, 4.75%, 02/15/2028	70,000	70,260
Ventas Realty L.P., 4.00%, 03/01/2028	100,000	108,708
Welltower, Inc., 4.25%, 04/15/2028	150,000	166,242
		1,647,781
Food & Staples Retailing-2.46%
CVS Pass Through Trust, 6.04%, 12/10/2028	98,892	112,202
Walmart, Inc., 3.70%, 06/26/2028	700,000	786,589
		898,791
Food Products-2.91%
Campbell Soup Co., 4.15%, 03/15/2028	200,000	216,014
General Mills, Inc., 4.20%, 04/17/2028	300,000	338,300
Kellogg Co., 4.30%, 05/15/2028	200,000	225,085
Mondelez International, Inc., 4.12%, 05/07/2028(c)	250,000	281,219
		1,060,618
Health Care Equipment & Supplies-1.77%
Boston Scientific Corp., 4.00%, 03/01/2028	300,000	330,402
Edwards Lifesciences Corp., 4.30%, 06/15/2028	180,000	204,555
Stryker Corp., 3.65%, 03/07/2028	100,000	109,973
		644,930
Health Care Providers & Services-6.74%
Anthem, Inc., 4.10%, 03/01/2028	350,000	381,855
CVS Health Corp., 4.30%, 03/25/2028	1,600,000	1,746,207
McKesson Corp., 3.95%, 02/16/2028	100,000	106,870
UnitedHealth Group, Inc., 3.85%, 06/15/2028	200,000	222,708
		2,457,640
Hotels, Restaurants & Leisure-2.30%
GLP Capital, L.P. / GLP Financing II, Inc., 5.75%, 06/01/2028	100,000	114,017
McDonald’s Corp., 3.80%, 04/01/2028	300,000	332,550
	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Starbucks Corp.
3.50%, 03/01/2028(c)	$100,000	$ 108,781
4.00%, 11/15/2028	250,000	282,693
		838,041
Household Products-0.31%
Clorox Co. (The), 3.90%, 05/15/2028	100,000	112,270
Industrial Conglomerates-0.84%
3M Co., 3.63%, 09/14/2028	125,000	138,235
Roper Technologies, Inc., 4.20%, 09/15/2028	150,000	166,686
		304,921
Insurance-1.75%
American International Group, Inc., 4.20%, 04/01/2028	150,000	165,488
Lincoln National Corp., 3.80%, 03/01/2028	100,000	107,544
Prudential Financial, Inc., 3.88%, 03/27/2028	100,000	112,087
Willis North America, Inc., 4.50%, 09/15/2028	225,000	253,233
		638,352
Internet & Direct Marketing Retail-0.88%
Booking Holdings, Inc., 3.55%, 03/15/2028	100,000	108,399
Expedia Group, Inc., 3.80%, 02/15/2028	200,000	212,034
		320,433
IT Services-0.30%
Mastercard, Inc., 3.50%, 02/26/2028	100,000	110,340
Machinery-1.59%
Ingersoll-Rand Global Holding Co. Ltd., 3.75%, 08/21/2028	175,000	190,054
Wabtec Corp., 4.95%, 09/15/2028	350,000	390,944
		580,998
Marine-0.59%
Kirby Corp., 4.20%, 03/01/2028	200,000	216,191
Media-4.77%
CBS Corp., 3.38%, 02/15/2028	100,000	102,903
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.
3.75%, 02/15/2028	150,000	155,155
4.20%, 03/15/2028	250,000	266,236
Comcast Corp.
3.15%, 02/15/2028	450,000	474,421
3.55%, 05/01/2028	200,000	217,117
Discovery Communications LLC, 3.95%, 03/20/2028	500,000	525,304
		1,741,136
Metals & Mining-0.31%
Nucor Corp., 3.95%, 05/01/2028	100,000	111,489
Multiline Retail-1.63%
Dollar General Corp., 4.12%, 05/01/2028	100,000	110,708
Dollar Tree, Inc., 4.20%, 05/15/2028	350,000	373,201
Duke Energy Progress LLC, 3.70%, 09/01/2028	100,000	111,162
		595,071
Multi-Utilities-0.86%
Sempra Energy, 3.40%, 02/01/2028	300,000	312,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-12.26%
Apache Corp., 4.37%, 10/15/2028	$200,000	$ 205,332
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	150,000	164,832
Concho Resources, Inc., 4.30%, 08/15/2028	300,000	326,728
Continental Resources, Inc., 4.38%, 01/15/2028	300,000	308,147
Enable Midstream Partners, L.P., 4.95%, 05/15/2028	155,000	164,633
Energy Transfer Partners, L.P., 4.95%, 06/15/2028	300,000	335,789
EQM Midstream Partners, L.P., 5.50%, 07/15/2028	200,000	202,726
Equinor ASA (Norway), 3.63%, 09/10/2028	300,000	331,544
Kinder Morgan, Inc., 4.30%, 03/01/2028	250,000	274,060
MPLX L.P., 4.00%, 03/15/2028	400,000	419,705
Noble Energy, Inc., 3.85%, 01/15/2028	100,000	104,380
ONEOK, Inc., 4.55%, 07/15/2028	150,000	163,911
Phillips 66, 3.90%, 03/15/2028	150,000	163,165
Phillips 66 Partners L.P., 3.75%, 03/01/2028	50,000	52,260
Sabine Pass Liquefaction, LLC, 4.20%, 03/15/2028	400,000	425,074
TransCanada PipeLines Ltd. (Canada), 4.25%, 05/15/2028	400,000	446,419
Valero Energy Corp., 4.35%, 06/01/2028	250,000	272,318
Valero Energy Partners L.P., 4.50%, 03/15/2028	100,000	110,200
		4,471,223
Personal Products-0.91%
Unilever Capital Corp. (United Kingdom), 3.50%, 03/22/2028	300,000	330,937
Pharmaceuticals-4.29%
GlaxoSmithKline Capital, Inc. (United Kingdom), 3.88%, 05/15/2028	400,000	448,260
Johnson & Johnson, 2.90%, 01/15/2028	275,000	292,114
Pfizer, Inc., 3.60%, 09/15/2028	200,000	219,563
Pharmacia LLC, 6.60%, 12/01/2028	200,000	270,367
Sanofi (France), 3.62%, 06/19/2028	200,000	224,723
Zoetis, Inc., 3.90%, 08/20/2028	100,000	110,934
		1,565,961
Road & Rail-1.69%
Canadian Pacific Railway Co. (Canada), 4.00%, 06/01/2028	100,000	112,715
CSX Corp., 3.80%, 03/01/2028	150,000	165,223
Union Pacific Corp., 3.95%, 09/10/2028	300,000	337,594
		615,532
	Principal Amount	Value
Semiconductors & Semiconductor Equipment-0.60%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/2028	$225,000	$ 218,269
Software-1.30%
salesforce.com, inc., 3.70%, 04/11/2028	425,000	474,696
Specialty Retail-0.31%
O’Reilly Automotive, Inc., 4.35%, 06/01/2028	100,000	112,261
Tobacco-0.56%
Philip Morris International, Inc., 3.13%, 03/02/2028	200,000	205,917
Water Utilities-0.60%
American Water Capital Corp., 3.75%, 09/01/2028	200,000	220,806
Wireless Telecommunication Services-2.46%
Vodafone Group PLC (United Kingdom), 4.38%, 05/30/2028	800,000	898,093
Total U.S. Dollar Denominated Bonds & Notes (Cost $33,404,705)		35,954,480
	Shares
Money Market Funds-0.39%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $141,016)	141,016	141,016
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.94% (Cost $33,545,721)		36,095,496
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.56%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	427,202	427,202
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	142,344	142,401
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $569,603)		569,603
TOTAL INVESTMENTS IN SECURITIES-100.50% (Cost $34,115,324)		36,665,099
OTHER ASSETS LESS LIABILITIES-(0.50)%		(181,880)
NET ASSETS-100.00%		$36,483,219

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2028 Corporate Bond ETF (BSCS)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2019 represented less than 1% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-50.53%
Airlines-1.29%
American Airlines Group, Inc., 5.50%, 10/01/2019(b)	$10,271,000	$ 10,337,761
Automobiles-0.90%
Jaguar Land Rover Automotive PLC (United Kingdom), 4.25%, 11/15/2019(b)(c)	7,288,000	7,267,047
Chemicals-1.38%
Chemours Co. (The), 6.62%, 05/15/2023(c)	10,901,000	11,132,646
Construction & Engineering-0.66%
Omnimax International, Inc., 12.00%, 08/15/2020(b)	5,298,000	5,331,113
Consumer Finance-1.34%
Ally Financial, Inc., 3.75%, 11/18/2019	10,745,000	10,767,833
Containers & Packaging-0.70%
Berry Global, Inc., 6.00%, 10/15/2022	5,527,000	5,644,449
Diversified Telecommunication Services-0.43%
CenturyLink, Inc.,Series Q, 6.15%, 09/15/2019	3,424,000	3,435,299
Equity REITs-1.01%
Iron Mountain, Inc., 6.00%, 08/15/2023	7,942,000	8,140,550
Health Care Equipment & Supplies-1.06%
Kinetic Concepts, Inc./KCI USA, Inc., 7.87%, 02/15/2021(b)	8,246,000	8,506,079
Health Care Providers & Services-2.42%
Centene Corp., 5.63%, 02/15/2021	19,195,000	19,482,925
Hotels, Restaurants & Leisure-4.37%
Boyd Gaming Corp., 6.88%, 05/15/2023	10,417,000	10,844,409
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 10.25%, 11/15/2022(b)	4,152,000	4,416,690
Scientific Games International, Inc., 10.00%, 12/01/2022	15,699,000	16,346,584
Yum! Brands, Inc., 5.30%, 09/15/2019	3,532,000	3,538,181
		35,145,864
Household Durables-0.24%
Spectrum Brands, Inc., 6.63%, 11/15/2022	1,251,000	1,276,020
William Lyon Homes, Inc., 7.00%, 08/15/2022	655,000	657,047
		1,933,067
Independent Power and Renewable Electricity Producers-2.22%
Calpine Corp., 6.00%, 01/15/2022(b)	10,599,000	10,713,257
Vistra Energy Corp., 7.63%, 11/01/2024	6,692,000	7,113,797
		17,827,054
Media-9.81%
Clear Channel International B.V., 8.75%, 12/15/2020(b)	4,487,000	4,585,131
Clear Channel Worldwide Holdings, Inc.,Series B, 6.50%, 11/15/2022	22,489,000	22,976,337
DISH DBS Corp., 7.87%, 09/01/2019	21,442,000	21,442,000
Sinclair Television Group, Inc., 6.13%, 10/01/2022(c)	7,082,000	7,197,082
	Principal Amount	Value
Media-(continued)
TEGNA, Inc., 5.13%, 10/15/2019	$4,550,000	$ 4,560,692
Tribune Media Co., 5.87%, 07/15/2022	15,269,000	15,493,302
Univision Communications, Inc., 6.75%, 09/15/2022(b)	2,674,000	2,720,795
		78,975,339
Metals & Mining-1.24%
Steel Dynamics, Inc., 5.13%, 10/01/2021	9,963,000	10,003,251
Oil, Gas & Consumable Fuels-1.71%
Sable Permian Resources Land LLC/AEPB Finance Corp., 13.00%, 11/30/2020(b)	6,010,000	5,859,750
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.75%, 03/15/2024	7,547,000	7,858,314
		13,718,064
Pharmaceuticals-0.60%
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/2024(b)	4,628,000	4,818,905
Professional Services-1.03%
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.50%, 10/01/2021(b)	8,276,000	8,320,690
Road & Rail-1.15%
BCD Acquisition, Inc., 9.63%, 09/15/2023(b)	9,071,000	9,275,097
Semiconductors & Semiconductor Equipment-0.51%
Advanced Micro Devices, Inc., 7.00%, 07/01/2024(c)	3,944,000	4,106,690
Software-5.48%
CDK Global, Inc., 3.80%, 10/15/2019	1,963,000	1,965,454
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/2024(b)	26,687,000	28,421,655
TIBCO Software, Inc., 11.38%, 12/01/2021(b)	13,087,000	13,749,529
		44,136,638
Specialty Retail-1.09%
Priso Acquisition Corp., 9.00%, 05/15/2023(b)(c)	3,682,000	3,488,695
Reliance Intermediate Holdings L.P. (Canada), 6.50%, 04/01/2023(b)	5,079,000	5,244,068
		8,732,763
Technology Hardware, Storage & Peripherals-2.66%
Dell International LLC/EMC Corp., 5.88%, 06/15/2021(b)	21,057,000	21,412,389
Wireless Telecommunication Services-7.23%
Telesat Canada/Telesat LLC (Canada), 8.87%, 11/15/2024(b)	5,581,000	6,051,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)—(continued)
August 31, 2019
	Principal Amount	Value
Wireless Telecommunication Services-(continued)
T-Mobile USA, Inc.
6.00%, 03/01/2023	$15,933,000	$ 16,251,660
6.50%, 01/15/2024	12,496,000	13,054,821
6.38%, 03/01/2025	22,001,000	22,837,038
		58,195,388
Total U.S. Dollar Denominated Bonds & Notes (Cost $405,030,576)		406,646,901
U.S. Treasury Securities-50.21%
U.S. Treasury Bills-50.21%
2.01%–2.10%, 09/19/2019(d)	41,937,000	41,900,655
1.81%–2.04%, 10/17/2019(d)	363,000,000	362,119,322
Total U.S. Treasury Securities (Cost $403,993,982)		404,019,977
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.74% (Cost $809,024,558)		810,666,878
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.95%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	11,784,852	$ 11,784,852
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	3,926,844	3,928,415
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,713,267)		15,713,267
TOTAL INVESTMENTS IN SECURITIES-102.69% (Cost $824,737,825)		826,380,145
OTHER ASSETS LESS LIABILITIES-(2.69)%		(21,611,405)
NET ASSETS-100.00%		$ 804,768,740

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $160,520,520, which represented 19.95% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-88.75%
Airlines-1.60%
American Airlines Group, Inc., 4.63%, 03/01/2020(b)	$11,363,000	$ 11,490,834
United Airlines Holdings, Inc., 6.00%, 12/01/2020(c)	6,774,000	7,044,960
		18,535,794
Auto Components-0.60%
Goodyear Tire & Rubber Co. (The), 8.75%, 08/15/2020(c)	6,524,000	6,907,285
Automobiles-0.98%
Jaguar Land Rover Automotive PLC (United Kingdom), 3.50%, 03/15/2020(b)(c)	11,350,000	11,335,813
Capital Markets-0.93%
APX Group, Inc., 8.75%, 12/01/2020(c)	11,240,000	10,734,200
Chemicals-4.60%
Blue Cube Spinco LLC
9.75%, 10/15/2023	17,166,000	18,882,600
10.00%, 10/15/2025	11,920,000	13,439,800
CF Industries, Inc., 7.12%, 05/01/2020	12,185,000	12,550,550
PQ Corp., 6.75%, 11/15/2022(b)	8,097,000	8,432,621
		53,305,571
Commercial Services & Supplies-0.63%
ADT Corp. (The), 5.25%, 03/15/2020	7,143,000	7,250,145
Construction & Engineering-0.26%
Zekelman Industries, Inc., 9.88%, 06/15/2023(b)	2,837,000	2,996,227
Consumer Finance-11.57%
Ally Financial, Inc.
8.00%, 03/15/2020	22,780,000	23,474,790
4.13%, 03/30/2020	17,757,000	17,934,570
7.50%, 09/15/2020	11,757,000	12,388,939
LoanCore Capital Markets LLC/JLC Finance Corp., 6.87%, 06/01/2020(b)	6,114,000	6,125,464
Navient Corp.
8.00%, 03/25/2020	36,373,000	37,555,122
5.00%, 10/26/2020	11,596,000	11,900,395
Springleaf Finance Corp., 8.25%, 12/15/2020	22,910,000	24,567,538
		133,946,818
Containers & Packaging-7.63%
Ball Corp., 4.37%, 12/15/2020	23,312,000	23,894,800
Reynolds Group Issuer, Inc./LLC, 5.75%, 10/15/2020	53,849,439	54,051,375
Sealed Air Corp., 6.50%, 12/01/2020(b)	10,094,000	10,447,290
		88,393,465
Diversified Consumer Services-0.30%
Service Corp. International, 4.50%, 11/15/2020	3,446,000	3,455,304
Diversified Financial Services-0.17%
Stearns Holdings LLC, 9.38%, 08/15/2020(b)(d)	4,069,000	2,014,155
	Principal Amount	Value
Diversified Telecommunication Services-3.01%
CenturyLink, Inc.,Series V, 5.62%, 04/01/2020	$23,850,000	$ 24,356,812
Iridium Communications, Inc., 10.25%, 04/15/2023(b)	8,373,000	9,105,638
Level 3 Financing, Inc., 5.63%, 02/01/2023	1,372,000	1,399,042
		34,861,492
Electrical Equipment-0.50%
Artesyn Embedded Technologies, Inc., 9.75%, 10/15/2020(b)(c)	5,801,000	5,830,005
Energy Equipment & Services-1.84%
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.00%, 10/01/2022	8,526,000	8,683,305
Nabors Industries, Inc., 5.00%, 09/15/2020	7,316,000	7,316,000
Transocean, Inc., 6.50%, 11/15/2020(c)	5,162,000	5,310,407
		21,309,712
Equity REITs-1.34%
CoreCivic, Inc., 4.13%, 04/01/2020	6,170,000	6,170,000
iStar, Inc., 4.62%, 09/15/2020	9,175,000	9,312,625
		15,482,625
Health Care Equipment & Supplies-1.22%
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/2021(b)	1,200,000	1,300,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.87%, 04/15/2020(b)(c)	16,368,000	12,807,960
		14,108,460
Health Care Providers & Services-6.54%
Centene Corp., 6.12%, 02/15/2024	19,897,000	20,876,927
Tenet Healthcare Corp.
4.75%, 06/01/2020(c)	11,331,000	11,529,293
6.00%, 10/01/2020	41,699,000	43,346,110
		75,752,330
Hotels, Restaurants & Leisure-2.51%
MGM Resorts International
5.25%, 03/31/2020	6,882,000	6,985,230
6.75%, 10/01/2020	9,375,000	9,796,875
Scientific Games International, Inc., 6.25%, 09/01/2020(c)	4,931,000	4,967,982
Yum! Brands, Inc., 3.87%, 11/01/2020(c)	7,216,000	7,306,200
		29,056,287
Household Durables-2.44%
Brookfield Residential Properties, Inc. (Canada), 6.50%, 12/15/2020(b)	12,713,000	12,744,782
KB Home, 8.00%, 03/15/2020	8,797,000	9,071,906
Meritage Homes Corp., 7.15%, 04/15/2020	6,246,000	6,441,188
		28,257,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)—(continued)
August 31, 2019
	Principal Amount	Value
Insurance-0.82%
Genworth Holdings, Inc., 7.70%, 06/15/2020(c)	$9,181,000	$ 9,493,613
IT Services-1.45%
Harland Clarke Holdings Corp., 6.87%, 03/01/2020(b)(c)	5,617,000	5,476,575
Unisys Corp., 10.75%, 04/15/2022(b)(c)	10,243,000	11,305,711
		16,782,286
Leisure Products-0.50%
Mattel, Inc., 4.35%, 10/01/2020(c)	5,691,000	5,762,138
Machinery-1.24%
Briggs & Stratton Corp., 6.88%, 12/15/2020	4,585,000	4,619,388
Welbilt, Inc., 9.50%, 02/15/2024	9,057,000	9,758,917
		14,378,305
Media-12.68%
Cablevision Systems Corp., 8.00%, 04/15/2020	12,023,000	12,398,719
CSC Holdings, LLC, 10.87%, 10/15/2025(b)	39,848,000	45,302,195
DISH DBS Corp., 5.13%, 05/01/2020	26,743,000	27,110,984
Intelsat Jackson Holdings S.A. (Luxembourg), 8.00%, 02/15/2024(b)	33,083,000	34,530,381
Lamar Media Corp., 5.37%, 01/15/2024	3,709,000	3,829,542
Lee Enterprises, Inc., 9.50%, 03/15/2022(b)	9,368,000	9,391,420
TEGNA, Inc., 5.13%, 07/15/2020	14,164,000	14,231,279
		146,794,520
Metals & Mining-1.61%
Freeport-McMoRan, Inc., 6.88%, 02/15/2023	17,636,000	18,598,926
Multi-Utilities-0.13%
SCANA Corp., 6.25%, 04/01/2020	1,522,000	1,547,964
Oil, Gas & Consumable Fuels-4.85%
Chesapeake Energy Corp., 6.63%, 08/15/2020(c)	4,358,000	4,369,113
CITGO Petroleum Corp., 6.25%, 08/15/2022(b)	13,700,000	13,819,875
DCP Midstream Operating L.P., 5.35%, 03/15/2020(b)	13,247,000	13,439,081
Murphy Oil Corp., 6.87%, 08/15/2024	11,145,000	11,733,456
NuStar Logistics L.P., 4.80%, 09/01/2020	9,282,000	9,444,435
Sable Permian Resources Land LLC/AEPB Finance Corp., 8.00%, 06/15/2020(b)	4,767,000	3,336,900
		56,142,860
Pharmaceuticals-0.76%
Bausch Health Cos., Inc., 5.50%, 03/01/2023(b)	8,667,000	8,786,171
Professional Services-1.58%
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/2020	18,323,000	18,360,562
Real Estate Management & Development-0.97%
VICI Properties 1 LLC / VICI FC, Inc., 8.00%, 10/15/2023	10,209,000	11,204,378
	Principal Amount	Value
Software-1.76%
Open Text Corp. (Canada), 5.63%, 01/15/2023(b)	$16,909,000	$ 17,416,270
PTC, Inc., 6.00%, 05/15/2024	2,795,000	2,934,750
		20,351,020
Specialty Retail-1.01%
Caleres, Inc., 6.25%, 08/15/2023	4,326,000	4,466,595
Penske Automotive Group, Inc., 3.75%, 08/15/2020(c)	7,205,000	7,259,037
		11,725,632
Technology Hardware, Storage & Peripherals-4.81%
EMC Corp., 2.65%, 06/01/2020	48,087,000	47,906,075
Lexmark International, Inc., 7.13%, 03/15/2020(c)	8,014,000	7,793,615
		55,699,690
Wireless Telecommunication Services-5.91%
Sprint Communications, Inc.
7.00%, 03/01/2020(b)	22,313,000	22,815,042
7.00%, 08/15/2020	33,284,000	34,632,002
T-Mobile USA, Inc., 6.00%, 04/15/2024	10,493,000	10,965,185
		68,412,229
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,025,864,964)		1,027,573,858
	Shares
Money Market Funds-10.49%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(e) (Cost $121,462,842)	121,462,842	121,462,842
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.24% (Cost $1,147,327,806)		1,149,036,700
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.14%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(e)(f)	35,931,633	35,931,633
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(e)(f)	11,972,422	11,977,211
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,908,443)		47,908,844
TOTAL INVESTMENTS IN SECURITIES-103.38% (Cost $1,195,236,249)		1,196,945,544
OTHER ASSETS LESS LIABILITIES-(3.38)%		(39,081,645)
NET ASSETS-100.00%		$1,157,863,899

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $280,250,910, which represented 24.20% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2019 was $2,014,155, which represented less than 1% of the Fund’s Net Assets.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-94.12%
Aerospace & Defense-2.30%
Bombardier, Inc. (Canada), 8.75%, 12/01/2021(b)	$14,137,000	$ 15,391,659
Triumph Group, Inc., 4.87%, 04/01/2021	4,126,000	4,095,055
		19,486,714
Airlines-0.56%
Air Canada (Canada), 7.75%, 04/15/2021(b)	4,398,000	4,730,445
Banks-0.64%
CIT Group, Inc., 4.13%, 03/09/2021	5,286,000	5,411,543
Capital Markets-0.57%
CommScope, Inc., 5.00%, 06/15/2021(b)	4,861,000	4,879,277
Chemicals-0.93%
WR Grace & Co.-Conn, 5.13%, 10/01/2021(b)	7,584,000	7,906,320
Commercial Services & Supplies-2.55%
ADT Corp. (The), 6.25%, 10/15/2021	10,902,000	11,637,885
Pitney Bowes, Inc., 3.88%, 10/01/2021	7,671,000	7,690,177
R.R. Donnelley & Sons Co., 7.87%, 03/15/2021	2,291,000	2,302,455
		21,630,517
Communications Equipment-1.23%
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	9,615,000	10,408,238
Construction Materials-0.39%
CPG Merger Sub LLC, 8.00%, 10/01/2021(b)	3,269,000	3,289,431
Consumer Finance-3.49%
Ally Financial, Inc., 4.25%, 04/15/2021	6,473,000	6,675,281
Navient Corp.
5.88%, 03/25/2021	6,764,000	7,110,655
6.62%, 07/26/2021	7,918,000	8,492,055
Springleaf Finance Corp., 7.75%, 10/01/2021	6,685,000	7,328,431
		29,606,422
Containers & Packaging-0.53%
Graphic Packaging International, LLC, 4.75%, 04/15/2021	4,407,000	4,533,701
Diversified Consumer Services-0.57%
Revlon Consumer Products Corp., 5.75%, 02/15/2021(c)	5,309,000	4,857,735
Diversified Financial Services-1.34%
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 07/01/2021	6,287,000	6,310,576
Voyager Aviation Holdings LLC / Voyager Finance Co., 8.50%, 08/15/2021(b)	4,869,000	5,033,329
		11,343,905
Diversified Telecommunication Services-2.15%
CenturyLink, Inc.,Series S, 6.45%, 06/15/2021	13,588,000	14,352,325
	Principal Amount	Value
Diversified Telecommunication Services-(continued)
Cogent Communications Group, Inc., 5.63%, 04/15/2021(b)(c)	$2,019,000	$ 2,044,237
Level 3 Financing, Inc., 6.12%, 01/15/2021	1,840,000	1,853,800
		18,250,362
Electric Utilities-1.39%
Vistra Operations Co. LLC, 5.50%, 09/01/2026(b)	11,178,000	11,764,845
Electrical Equipment-0.99%
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/2026(b)	7,840,000	8,366,926
Energy Equipment & Services-2.48%
Forum Energy Technologies, Inc., 6.25%, 10/01/2021	4,138,000	3,426,885
Nabors Industries, Inc., 4.63%, 09/15/2021	7,711,000	7,383,282
Tervita Escrow Corp. (Canada), 7.62%, 12/01/2021(b)	7,009,000	7,149,180
Transocean, Inc., 8.37%, 12/15/2021	3,010,000	3,126,638
		21,085,985
Entertainment-1.89%
Blackboard, Inc., 9.75%, 10/15/2021(b)(c)	4,029,000	3,908,130
Guitar Center Escrow Issuer, Inc., 9.50%, 10/15/2021(b)(c)	6,724,000	6,354,180
Netflix, Inc., 5.37%, 02/01/2021	5,564,000	5,772,650
		16,034,960
Equity REITs-1.92%
HAT Holdings I LLC/HAT Holdings II LLC, 5.25%, 07/15/2024(b)	4,000,000	4,224,000
Iron Mountain, Inc., 4.37%, 06/01/2021(b)	5,068,000	5,118,680
iStar, Inc., 6.50%, 07/01/2021	3,133,000	3,195,660
RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 04/15/2021	3,701,000	3,714,879
		16,253,219
Food & Staples Retailing-0.25%
KeHE Distributors LLC/KeHE Finance Corp., 7.63%, 08/15/2021(b)(c)	2,104,000	2,107,156
Food Products-1.25%
B&G Foods, Inc., 4.63%, 06/01/2021	7,829,000	7,883,803
Simmons Foods, Inc., 7.75%, 01/15/2024(b)	2,528,000	2,742,880
		10,626,683
Gas Utilities-0.53%
Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, 05/01/2021(c)	5,225,000	4,467,375
Health Care Equipment & Supplies-0.69%
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/2021(b)	5,402,000	5,854,418
Health Care Providers & Services-5.48%
CHS/Community Health Systems, Inc., 5.12%, 08/01/2021(c)	10,790,000	10,830,462
HCA Healthcare, Inc., 6.25%, 02/15/2021	10,771,000	11,340,786
Owens & Minor, Inc., 3.88%, 09/15/2021	2,845,000	2,624,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)—(continued)
August 31, 2019
	Principal Amount	Value
Health Care Providers & Services-(continued)
Tenet Healthcare Corp.
4.50%, 04/01/2021	$9,669,000	$ 10,012,249
4.37%, 10/01/2021	11,178,000	11,664,243
		46,472,253
Hotels, Restaurants & Leisure-7.68%
Boyd Gaming Corp., 6.37%, 04/01/2026	7,260,000	7,722,825
Boyne USA, Inc., 7.25%, 05/01/2025(b)	4,245,000	4,653,581
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/2021(b)	8,188,000	8,392,700
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 06/01/2026(b)	4,319,000	4,578,140
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 09/15/2026	7,078,000	7,673,968
MGM Resorts International, 6.62%, 12/15/2021	13,452,000	14,662,680
Scientific Games International, Inc., 6.62%, 05/15/2021	4,110,000	4,197,338
Wyndham Destinations, Inc., 5.63%, 03/01/2021	3,029,000	3,153,946
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/2026(b)	5,856,000	6,163,440
Yum! Brands, Inc., 3.75%, 11/01/2021(c)	3,845,000	3,941,125
		65,139,743
Household Durables-2.39%
KB Home, 7.00%, 12/15/2021	4,998,000	5,439,723
Lennar Corp., 8.37%, 01/15/2021	8,000	8,640
M/I Homes, Inc., 6.75%, 01/15/2021	3,125,000	3,179,688
PulteGroup, Inc., 4.25%, 03/01/2021	7,926,000	8,114,242
TRI Pointe Group, Inc., 4.88%, 07/01/2021	3,388,000	3,510,815
		20,253,108
Household Products-0.55%
Prestige Brands, Inc., 5.38%, 12/15/2021(b)	4,583,000	4,646,016
Independent Power and Renewable Electricity Producers-4.39%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad Itabo, S.A. (Dominican Repubic), 7.95%, 05/11/2026(b)	50,000	53,563
AES Corp. (The)
4.00%, 03/15/2021	5,354,000	5,481,747
6.00%, 05/15/2026	4,859,000	5,228,235
NRG Energy, Inc.
7.25%, 05/15/2026	10,627,000	11,689,700
6.62%, 01/15/2027	13,641,000	14,783,434
		37,236,679
Insurance-1.54%
Genworth Holdings, Inc.
7.20%, 02/15/2021(c)	5,488,000	5,666,360
7.62%, 09/24/2021(c)	7,089,000	7,425,727
		13,092,087
IT Services-0.84%
Harland Clarke Holdings Corp., 9.25%, 03/01/2021(b)(c)	7,550,000	7,097,000
	Principal Amount	Value
Leisure Products-0.46%
Mattel, Inc., 2.35%, 08/15/2021	$4,075,000	$ 3,942,563
Machinery-0.20%
Optimas Oe Solutions Holding LLC / Optimas Oe Solutions, Inc., 8.63%, 06/01/2021(b)(c)	2,264,000	1,681,020
Media-7.62%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 03/15/2021	2,007,000	2,014,526
CSC Holdings, LLC, 6.75%, 11/15/2021	11,422,000	12,364,315
DISH DBS Corp., 6.75%, 06/01/2021	22,154,000	23,390,193
Lamar Media Corp., 5.75%, 02/01/2026	7,617,000	8,102,584
Meredith Corp., 6.87%, 02/01/2026	14,062,000	14,905,720
TEGNA, Inc., 4.88%, 09/15/2021(b)	3,912,000	3,923,736
		64,701,074
Metals & Mining-1.92%
AK Steel Corp., 7.62%, 10/01/2021(c)	5,002,000	4,995,747
Alcoa Nederland Holding B.V., 7.00%, 09/30/2026(b)	2,600,000	2,813,720
Allegheny Technologies, Inc., 5.95%, 01/15/2021	5,466,000	5,616,315
Century Aluminum Co., 7.50%, 06/01/2021(b)(c)	2,908,000	2,900,730
International Wire Group, Inc., 10.75%, 08/01/2021(b)	8,000	8,030
		16,334,542
Mortgage REITs-1.32%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 08/01/2021(b)	3,509,000	3,570,408
Starwood Property Trust, Inc., 5.00%, 12/15/2021	7,327,000	7,620,080
		11,190,488
Multiline Retail-0.52%
DriveTime Automotive Group, Inc./Bridgecrest Acceptance Corp., 8.00%, 06/01/2021(b)	4,376,000	4,444,375
Oil, Gas & Consumable Fuels-8.39%
American Midstream Partners LP/American Midstream Finance Corp., 9.50%, 12/15/2021(b)	4,538,000	4,401,860
Baytex Energy Corp. (Canada), 5.13%, 06/01/2021(b)	4,291,000	4,269,545
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50%, 04/15/2021(c)	9,772,000	9,698,710
Chesapeake Energy Corp., 6.13%, 02/15/2021	4,461,000	4,215,645
DCP Midstream Operating L.P., 4.75%, 09/30/2021(b)	5,327,000	5,473,492
Denbury Resources, Inc., 9.00%, 05/15/2021(b)(c)	6,709,000	6,138,735
Enviva Partners LP/Enviva Partners Finance Corp., 8.50%, 11/01/2021	3,972,000	4,096,125
Great Western Petroleum LLC / Great Western Finance Corp., 9.00%, 09/30/2021(b)	2,690,000	2,387,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 02/15/2021	$4,308,000	$ 4,114,140
NuStar Logistics L.P., 6.75%, 02/01/2021	3,309,000	3,466,178
QEP Resources, Inc., 6.87%, 03/01/2021	4,099,000	4,088,753
Range Resources Corp., 5.75%, 06/01/2021	5,065,000	5,039,675
Unit Corp., 6.62%, 05/15/2021	7,156,000	5,170,210
Whiting Petroleum Corp., 5.75%, 03/15/2021	9,170,000	8,610,171
		71,170,614
Paper & Forest Products-0.49%
Eldorado International. Finance GMBH (Brazil), 8.63%, 06/16/2021(b)	4,000,000	4,182,500
Personal Products-1.57%
Edgewell Personal Care Co., 4.70%, 05/19/2021	6,577,000	6,716,761
First Quality Finance Co., Inc., 4.63%, 05/15/2021(b)	6,570,000	6,594,638
		13,311,399
Pharmaceuticals-1.16%
Bausch Health Cos., Inc., 9.00%, 12/15/2025(b)	8,753,000	9,847,125
Real Estate Management & Development-0.66%
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%, 12/01/2021(b)(c)	5,750,000	5,618,900
Semiconductors & Semiconductor Equipment-0.60%
Versum Materials, Inc., 5.50%, 09/30/2024(b)	4,711,000	5,087,880
Software-1.87%
CDK Global, Inc., 5.88%, 06/15/2026	5,317,000	5,667,124
Open Text Corp. (Canada), 5.87%, 06/01/2026(b)	9,519,000	10,196,753
		15,863,877
Specialty Retail-1.74%
GameStop Corp., 6.75%, 03/15/2021(b)(c)	5,823,000	5,808,443
L Brands, Inc., 6.63%, 04/01/2021	8,511,000	9,000,382
		14,808,825
Technology Hardware, Storage & Peripherals-2.95%
Dell, Inc., 4.62%, 04/01/2021	4,053,000	4,151,792
NCR Corp.
4.63%, 02/15/2021	5,466,000	5,480,212
5.87%, 12/15/2021	4,132,000	4,190,261
Xerox Corp., 4.50%, 05/15/2021	10,872,000	11,198,160
		25,020,425
Textiles, Apparel & Luxury Goods-0.34%
J Crew Brand LLC/J Crew Brand Corp., 13.00%, 09/15/2021(b)(c)	2,823,000	2,879,460
	Principal Amount	Value
Tobacco-0.98%
Pyxus International, Inc.
8.50%, 04/15/2021(b)	$3,063,000	$ 3,101,288
9.87%, 07/15/2021	6,571,000	5,223,945
		8,325,233
Trading Companies & Distributors-1.68%
United Rentals North America, Inc., 5.87%, 09/15/2026	8,303,000	8,936,104
WESCO Distribution, Inc., 5.38%, 12/15/2021	5,281,000	5,340,411
		14,276,515
Wireless Telecommunication Services-8.14%
Sprint Communications, Inc., 11.50%, 11/15/2021	10,863,000	12,791,182
Sprint Corp., 7.25%, 09/15/2021	24,624,000	26,549,597
T-Mobile USA, Inc., 6.50%, 01/15/2026	21,970,000	23,672,675
VEON Holdings B.V. (Netherlands), 3.95%, 06/16/2021(b)	6,000,000	6,083,820
		69,097,274
Total U.S. Dollar Denominated Bonds & Notes (Cost $792,841,044)		798,617,152
	Shares
Money Market Funds-4.88%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $41,422,747)	41,422,747	41,422,747
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.00% (Cost $834,263,791)		840,039,899
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.91%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	44,277,498	44,277,498
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	14,349,160	14,354,899
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $58,632,241)		58,632,397
TOTAL INVESTMENTS IN SECURITIES-105.91% (Cost $892,896,032)		898,672,296
OTHER ASSETS LESS LIABILITIES-(5.91)%		(50,166,252)
NET ASSETS-100.00%		$848,506,044

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $237,863,366, which represented 28.03% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-96.37%
Aerospace & Defense-3.24%
Bombardier, Inc. (Canada)
5.75%, 03/15/2022(b)	$2,174,000	$ 2,203,892
6.00%, 10/15/2022(b)	5,310,000	5,296,725
Moog, Inc., 5.25%, 12/01/2022(b)	1,367,000	1,396,049
Pioneer Holdings LLC / Pioneer Finance Corp. (United Kingdom), 9.00%, 11/01/2022(b)	1,124,000	1,184,415
TransDigm, Inc., 6.00%, 07/15/2022	5,029,000	5,123,294
Triumph Group, Inc., 5.25%, 06/01/2022	1,400,000	1,396,500
		16,600,875
Air Freight & Logistics-0.78%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	3,904,000	3,999,375
Airlines-0.42%
United Airlines Holdings, Inc., 4.25%, 10/01/2022	2,084,000	2,149,125
Auto Components-1.98%
American Axle & Manufacturing, Inc., 6.63%, 10/15/2022	1,598,000	1,615,977
Hertz Corp. (The)
7.62%, 06/01/2022(b)	5,556,000	5,792,408
6.25%, 10/15/2022(c)	2,676,000	2,719,485
		10,127,870
Automobiles-0.19%
Mclaren Finance PLC (United Kingdom), 5.75%, 08/01/2022(b)	1,000,000	954,700
Banks-1.04%
CIT Group, Inc., 5.00%, 08/15/2022	4,960,000	5,300,206
Beverages-0.37%
Ajecorp BV (Spain), 6.50%, 05/14/2022(b)	2,052,000	1,892,970
Building Products-1.15%
Griffon Corp., 5.25%, 03/01/2022	4,360,000	4,413,235
Williams Scotsman International, Inc., 7.88%, 12/15/2022(b)	1,398,000	1,475,764
		5,888,999
Capital Markets-1.19%
APX Group, Inc., 7.87%, 12/01/2022	4,074,000	3,895,763
MSCI, Inc., 5.38%, 05/15/2027(b)	2,020,000	2,177,560
		6,073,323
Chemicals-1.41%
Ashland LLC, 4.75%, 08/15/2022	4,590,000	4,841,119
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA (Canada), 8.38%, 12/01/2022(b)	1,413,000	1,462,455
Olin Corp., 5.50%, 08/15/2022	843,000	895,687
		7,199,261
Commercial Services & Supplies-1.66%
ADT Corp. (The), 3.50%, 07/15/2022	4,110,000	4,135,688
GFL Environmental, Inc. (Canada), 5.63%, 05/01/2022(b)	1,525,000	1,555,500
	Principal Amount	Value
Commercial Services & Supplies-(continued)
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.87%, 10/01/2022(b)(c)	$1,462,000	$ 1,352,350
Quad/Graphics, Inc., 7.00%, 05/01/2022(c)	1,416,000	1,451,400
		8,494,938
Construction & Engineering-0.65%
AECOM Global II LLC/URS Fox US LP, 5.00%, 04/01/2022(c)	1,104,000	1,137,120
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/2022	1,308,000	1,393,020
New Enterprise Stone & Lime Co., Inc., 10.12%, 04/01/2022(b)(c)	777,000	798,368
		3,328,508
Consumer Finance-3.88%
Ally Financial, Inc.
4.13%, 02/13/2022	2,674,000	2,784,303
4.63%, 05/19/2022	1,736,000	1,835,820
goeasy Ltd. (Canada), 7.87%, 11/01/2022(b)	2,112,000	2,207,040
Navient Corp.
7.25%, 01/25/2022	3,202,000	3,522,200
6.50%, 06/15/2022	4,148,000	4,500,580
SLM Corp., 5.12%, 04/05/2022	531,000	544,939
Springleaf Finance Corp., 6.12%, 05/15/2022	4,119,000	4,458,817
		19,853,699
Containers & Packaging-3.04%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), 4.25%, 09/15/2022(b)	3,276,000	3,329,235
Ball Corp., 5.00%, 03/15/2022	3,186,000	3,385,125
Berry Global, Inc., 5.50%, 05/15/2022	2,076,000	2,118,662
Cascades, Inc. (Canada), 5.50%, 07/15/2022(b)	1,605,000	1,625,062
Graphic Packaging International, LLC, 4.87%, 11/15/2022	932,000	980,930
Owens-Brockway Glass Container, Inc., 5.00%, 01/15/2022(b)	2,110,000	2,168,025
Sealed Air Corp., 4.88%, 12/01/2022(b)	1,862,000	1,959,755
		15,566,794
Diversified Financial Services-3.44%
ACE Cash Express, Inc., 12.00%, 12/15/2022(b)	1,014,000	1,014,000
Cooke Omega Investments Inc. / Alpha VesselCo. Holdings Inc. (Canada), 8.50%, 12/15/2022(b)	1,680,000	1,638,000
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.
5.88%, 02/01/2022	5,985,000	6,104,700
6.25%, 02/01/2022	5,133,000	5,299,822
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.50%, 06/01/2022	583,000	584,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)—(continued)
August 31, 2019
	Principal Amount	Value
Diversified Financial Services-(continued)
Oxford Finance LLC / Oxford Finance Co-Issuer II Inc., 6.37%, 12/15/2022(b)	$994,000	$ 1,037,488
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	1,864,000	1,925,745
		17,604,577
Diversified Telecommunication Services-3.40%
CenturyLink, Inc.,Series T, 5.80%, 03/15/2022	6,164,000	6,495,315
Inmarsat Finance PLC (United Kingdom), 4.88%, 05/15/2022(b)	4,204,000	4,267,060
Level 3 Financing, Inc., 5.37%, 08/15/2022	3,959,000	3,976,321
Level 3 Parent LLC, 5.75%, 12/01/2022	2,611,000	2,637,110
		17,375,806
Energy Equipment & Services-1.87%
Borets Finance DAC (Russia), 6.50%, 04/07/2022(b)	1,302,000	1,323,223
CSI Compressco L.P. / CSI Compressco Finance Inc., 7.25%, 08/15/2022	1,830,000	1,633,275
FTS International, Inc., 6.25%, 05/01/2022	2,093,000	1,762,044
Rowan Cos., Inc., 4.87%, 06/01/2022	2,270,000	1,861,400
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, 08/15/2022	1,617,000	1,528,065
Welltec A/S (Denmark), 9.50%, 12/01/2022(b)	1,500,000	1,451,250
		9,559,257
Entertainment-1.50%
Cinemark USA, Inc., 5.13%, 12/15/2022	1,706,000	1,740,120
Live Nation Entertainment, Inc., 5.37%, 06/15/2022(b)(c)	1,204,000	1,225,070
National CineMedia, LLC, 6.00%, 04/15/2022	1,270,000	1,284,288
Netflix, Inc., 5.50%, 02/15/2022	3,208,000	3,428,550
		7,678,028
Equity REITs-2.86%
CoreCivic, Inc., 5.00%, 10/15/2022	937,000	931,144
GEO Group, Inc. (The), 5.87%, 01/15/2022	1,114,000	1,084,758
iStar, Inc.
6.00%, 04/01/2022	1,990,000	2,047,213
5.25%, 09/15/2022	1,702,000	1,748,805
Mack-Cali Realty, L.P., 4.50%, 04/18/2022	1,364,000	1,370,553
SBA Communications Corp.
4.88%, 07/15/2022	3,502,000	3,565,386
4.00%, 10/01/2022	3,785,000	3,870,162
		14,618,021
Food & Staples Retailing-0.26%
C&S Group Enterprises LLC, 5.38%, 07/15/2022(b)	1,311,000	1,320,833
Food Products-1.09%
Pilgrim’s Pride Corp., 5.87%, 09/30/2027(b)	3,534,000	3,821,138
TreeHouse Foods, Inc., 4.88%, 03/15/2022	1,756,000	1,775,755
		5,596,893
Gas Utilities-0.29%
Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, 01/15/2022(c)	1,772,000	1,506,200
	Principal Amount	Value
Health Care Equipment & Supplies-1.59%
Avanos Medical, Inc., 6.25%, 10/15/2022	$1,014,000	$ 1,036,815
Immucor, Inc., 11.12%, 02/15/2022(b)	1,732,000	1,762,310
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/2022(b)	5,508,000	5,342,760
		8,141,885
Health Care Providers & Services-7.34%
Acadia Healthcare Co., Inc., 5.13%, 07/01/2022	1,204,000	1,217,545
Centene Corp., 4.75%, 05/15/2022	4,543,000	4,672,567
DaVita, Inc., 5.75%, 08/15/2022	5,313,000	5,369,318
HCA, Inc., 7.50%, 02/15/2022	8,788,000	9,862,860
Molina Healthcare, Inc., 5.37%, 11/15/2022(c)	3,096,000	3,320,584
Tenet Healthcare Corp., 8.12%, 04/01/2022	12,129,000	13,113,268
		37,556,142
Hotels, Restaurants & Leisure-4.77%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.62%, 01/15/2022(b)	5,158,000	5,190,237
24 Hour Fitness Worldwide, Inc., 8.00%, 06/01/2022(b)(c)	2,104,000	1,877,820
CCM Merger, Inc., 6.00%, 03/15/2022(b)(c)	1,402,000	1,440,555
CEC Entertainment, Inc., 8.00%, 02/15/2022(c)	1,333,000	1,273,015
International Game Technology PLC, 6.25%, 02/15/2022(b)	6,200,000	6,587,500
MGM Resorts International, 7.75%, 03/15/2022	4,075,000	4,585,312
SunOpta Foods, Inc., 9.50%, 10/09/2022(b)	768,000	783,360
Wyndham Destinations, Inc., 4.25%, 03/01/2022	2,607,000	2,678,693
		24,416,492
Household Durables-2.64%
Avon International Operations, Inc. (United Kingdom), 7.87%, 08/15/2022(b)	1,950,000	2,045,355
Beazer Homes USA, Inc., 8.75%, 03/15/2022	2,048,000	2,145,280
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), 6.13%, 07/01/2022(b)	1,841,000	1,870,916
K. Hovnanian Enterprises, Inc., 10.00%, 07/15/2022(b)(c)	2,098,000	1,783,300
KB Home, 7.50%, 09/15/2022	2,141,000	2,430,035
Meritage Homes Corp., 7.00%, 04/01/2022	1,298,000	1,429,423
New Home Co., Inc. (The), 7.25%, 04/01/2022	1,923,000	1,831,657
		13,535,966
Independent Power and Renewable Electricity Producers-0.42%
AES Corp. (The), 5.13%, 09/01/2027	2,020,000	2,170,551
Industrial Conglomerates-0.45%
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/2022	2,247,000	2,280,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)—(continued)
August 31, 2019
	Principal Amount	Value
Insurance-0.35%
MBIA, Inc., 6.40%, 08/15/2022(c)	$400,000	$ 401,000
York Risk Services Holding Corp., 8.50%, 10/01/2022(b)	1,360,000	1,368,500
		1,769,500
IT Services-1.34%
Atento Luxco 1 SA (Spain), 6.13%, 08/10/2022(b)	2,432,000	2,494,028
Cogent Communications Group, Inc., 5.38%, 03/01/2022(b)	1,935,000	2,017,238
Harland Clarke Holdings Corp., 8.37%, 08/15/2022(b)	2,965,000	2,364,587
		6,875,853
Machinery-0.26%
Actuant Corp., 5.63%, 06/15/2022	1,300,000	1,319,500
Media-7.74%
Altice Luxembourg S.A. (Luxembourg), 7.75%, 05/15/2022(b)	3,168,000	3,256,783
AMC Networks, Inc., 4.75%, 12/15/2022	2,423,000	2,465,403
Cablevision Systems Corp., 5.87%, 09/15/2022	3,202,000	3,433,184
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 09/30/2022	5,320,000	5,383,175
Clear Channel Worldwide Holdings, Inc.,Series A, 6.50%, 11/15/2022	3,502,000	3,577,888
Dish DBS Corp., 5.88%, 07/15/2022	9,232,000	9,589,740
Nexstar Broadcasting, Inc.
6.12%, 02/15/2022(b)	719,000	729,785
5.88%, 11/15/2022	1,612,000	1,644,240
Sirius XM Radio, Inc., 3.88%, 08/01/2022(b)	4,042,000	4,132,945
Urban One, Inc., 7.37%, 04/15/2022(b)	1,974,000	1,978,935
Videotron Ltd. (Canada), 5.00%, 07/15/2022	3,260,000	3,431,150
		39,623,228
Metals & Mining-3.63%
Ferroglobe PLC/Globe Specialty Metals, Inc., 9.37%, 03/01/2022(b)(c)	1,568,000	1,199,520
Freeport-McMoRan, Inc., 3.55%, 03/01/2022	7,951,000	7,990,755
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/2022(b)	2,996,000	3,146,736
Mountain Province Diamonds Inc. (Canada), 8.00%, 12/15/2022(b)	1,428,000	1,397,655
New Gold, Inc. (Canada), 6.25%, 11/15/2022(b)	2,186,000	2,153,210
Northwest Acquisitions ULC / Dominion Finco Inc., 7.13%, 11/01/2022(b)	1,670,000	1,047,925
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	1,694,000	1,622,005
		18,557,806
Mortgage REITs-0.46%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 03/15/2022(b)	2,264,000	2,360,220
Oil, Gas & Consumable Fuels-11.57%
Aker BP A.S.A (Norway), 6.00%, 07/01/2022(b)	1,600,000	1,648,800
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	$4,453,000	$ 4,508,662
Athabasca Oil Corp. (Canada), 9.87%, 02/24/2022(b)	1,865,000	1,762,425
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.12%, 11/15/2022(b)	3,826,000	3,864,260
California Resources Corp., 8.00%, 12/15/2022(b)(c)	5,442,000	3,156,360
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.62%, 01/15/2022(c)	1,891,000	1,801,178
Chesapeake Energy Corp., 4.88%, 04/15/2022(c)	1,896,000	1,580,790
CNX Resources Corp., 5.88%, 04/15/2022	5,144,000	5,002,540
DCP Midstream Operating L.P., 4.95%, 04/01/2022(c)	2,070,000	2,147,625
Denbury Resources, Inc., 9.25%, 03/31/2022(b)	1,536,000	1,297,920
Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 08/01/2022	3,168,000	3,214,253
HighPoint Operating Corp., 7.00%, 10/15/2022	1,370,000	1,253,550
Murphy Oil Corp.
4.00%, 06/01/2022	2,717,000	2,730,585
4.20%, 12/01/2022	3,024,000	3,069,360
NuStar Logistics L.P., 4.75%, 02/01/2022	1,532,000	1,562,640
Oasis Petroleum, Inc., 6.87%, 03/15/2022	4,056,000	3,792,360
Peabody Energy Corp., 6.00%, 03/31/2022(b)	2,190,000	2,257,069
QEP Resources, Inc., 5.38%, 10/01/2022	1,976,000	1,785,810
Range Resources Corp.
5.88%, 07/01/2022	1,536,000	1,478,400
5.00%, 08/15/2022	2,668,000	2,501,250
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 07/15/2022	1,679,000	1,626,128
SM Energy Co., 6.12%, 11/15/2022	1,971,000	1,842,885
Southwestern Energy Co., 4.10%, 03/15/2022(c)	1,617,000	1,580,618
Teine Energy Ltd. (Canada), 6.87%, 09/30/2022(b)	1,398,000	1,415,475
WPX Energy, Inc., 6.00%, 01/15/2022	2,281,000	2,355,132
		59,236,075
Personal Products-0.45%
Edgewell Personal Care Co., 4.70%, 05/24/2022	2,253,000	2,306,509
Pharmaceuticals-4.94%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	6,085,000	6,906,475
Bausch Health Cos., Inc.
6.50%, 03/15/2022(b)	5,260,000	5,452,253
8.50%, 01/31/2027(b)	8,078,000	8,986,613
Endo Finance LLC, 5.75%, 01/15/2022(b)(c)	2,622,000	2,084,490
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75%, 08/01/2022(b)(c)	3,168,000	1,853,280
		25,283,111

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)—(continued)
August 31, 2019
	Principal Amount	Value
Professional Services-1.90%
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/2022(b)	$9,605,000	$ 9,701,050
Semiconductors & Semiconductor Equipment-0.42%
Advanced Micro Devices, Inc., 7.50%, 08/15/2022	1,883,000	2,130,200
Software-1.42%
Infor US, Inc., 6.50%, 05/15/2022	7,135,000	7,277,700
Specialty Retail-2.39%
Conn’s, Inc., 7.25%, 07/15/2022(c)	1,404,000	1,404,000
Group 1 Automotive, Inc., 5.00%, 06/01/2022	2,288,000	2,313,740
Hillman Group, Inc. (The), 6.37%, 07/15/2022(b)(c)	1,617,000	1,443,172
L Brands, Inc., 5.63%, 02/15/2022	3,484,000	3,675,620
Men’s Wearhouse, Inc. (The), 7.00%, 07/01/2022(c)	1,003,000	995,478
Penske Automotive Group, Inc., 5.75%, 10/01/2022	2,380,000	2,417,128
		12,249,138
Technology Hardware, Storage & Peripherals-0.49%
NCR Corp., 5.00%, 07/15/2022	2,460,000	2,489,077
Thrifts & Mortgage Finance-0.25%
Ocwen Loan Servicing LLC, 8.38%, 11/15/2022(b)	1,522,000	1,297,505
Trading Companies & Distributors-1.71%
Fortress Transportation & Infrastructure Investors LLC, 6.75%, 03/15/2022(b)	3,936,000	4,103,280
United Rentals North America, Inc., 5.50%, 05/15/2027	4,340,000	4,673,138
		8,776,418
Wireless Telecommunication Services-4.13%
Consolidated Communications, Inc., 6.50%, 10/01/2022(c)	2,134,000	2,005,960
Intelsat Jackson Holdings S.A. (Luxembourg), 9.50%, 09/30/2022(b)	2,072,000	2,406,110
Sprint Communications, Inc.
9.25%, 04/15/2022	481,000	563,972
6.00%, 11/15/2022	10,144,000	10,822,329
	Principal Amount	Value
Wireless Telecommunication Services-(continued)
T-Mobile USA, Inc.
4.00%, 04/15/2022	$1,783,000	$ 1,839,842
5.38%, 04/15/2027	2,120,000	2,301,536
Trilogy International Partners LLC / Trilogy International Finance, Inc. (New Zealand), 8.87%, 05/01/2022(b)	1,220,000	1,174,250
		21,113,999
Total U.S. Dollar Denominated Bonds & Notes (Cost $491,381,801)		493,158,888
	Shares
Money Market Funds-2.07%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $10,574,525)	10,574,525	10,574,525
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.44% (Cost $501,956,326)		503,733,413
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.61%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	13,561,947	13,561,947
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	4,912,484	4,914,449
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,476,396)		18,476,396
TOTAL INVESTMENTS IN SECURITIES-102.05% (Cost $520,432,722)		522,209,809
OTHER ASSETS LESS LIABILITIES-(2.05)%		(10,468,933)
NET ASSETS-100.00%		$511,740,876

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $187,129,089, which represented 36.57% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-95.82%
Aerospace & Defense-1.04%
Bombardier, Inc. (Canada), 6.13%, 01/15/2023(b)	$2,551,000	$ 2,544,622
Air Freight & Logistics-0.50%
XPO Logistics, Inc., 6.13%, 09/01/2023(b)	1,177,000	1,219,960
Airlines-0.24%
Air Medical Group Holdings, Inc., 6.38%, 05/15/2023(b)(c)	664,000	585,150
Auto Components-1.23%
Dana, Inc., 6.00%, 09/15/2023	523,000	535,421
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	609,000	598,343
Goodyear Tire & Rubber Co. (The), 5.12%, 11/15/2023(c)	1,835,000	1,864,819
		2,998,583
Automobiles-0.47%
Jaguar Land Rover Automotive PLC (United Kingdom), 5.63%, 02/01/2023(b)(c)	1,203,000	1,156,540
Banks-0.59%
CIT Group, Inc., 5.00%, 08/01/2023	1,331,000	1,447,462
Capital Markets-0.99%
DKT Finance ApS (Denmark), 9.37%, 06/17/2023(b)	800,000	861,640
Regionalcare Hospital Partners Holdings, Inc., 8.25%, 05/01/2023(b)	1,438,000	1,538,193
		2,399,833
Chemicals-3.38%
Aruba Investments, Inc., 8.75%, 02/15/2023(b)	384,000	380,160
CF Industries, Inc., 3.45%, 06/01/2023	1,290,000	1,324,017
CVR Partners L.P./CVR Nitrogen Finance Corp., 9.25%, 06/15/2023(b)	1,045,000	1,095,421
LSB Industries, Inc., 9.62%, 05/01/2023(b)(c)	1,507,000	1,582,350
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	1,100,000	1,166,000
PolyOne Corp., 5.25%, 03/15/2023	1,114,000	1,201,728
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/2023	1,429,000	1,485,060
		8,234,736
Commercial Services & Supplies-4.17%
ADT Corp. (The), 4.13%, 06/15/2023	1,580,000	1,609,131
Algeco Global Finance 2 PLC (United Kingdom), 10.00%, 08/15/2023(b)	1,000,000	1,002,500
Algeco Global Finance PLC (United Kingdom), 8.00%, 02/15/2023(b)	1,000,000	1,005,750
GFL Environmental, Inc. (Canada), 5.38%, 03/01/2023(b)	1,507,000	1,522,070
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.37%, 12/15/2023(b)	1,777,000	1,694,814
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.37%, 08/01/2023(b)	2,072,000	2,144,520
	Principal Amount	Value
Commercial Services & Supplies-(continued)
LSC Communications, Inc., 8.75%, 10/15/2023(b)(c)	$1,014,000	$ 770,640
RR Donnelley & Sons Co., 6.50%, 11/15/2023	405,000	409,556
		10,158,981
Communications Equipment-0.39%
Plantronics, Inc., 5.50%, 05/31/2023(b)	932,000	950,547
Construction & Engineering-1.24%
MasTec, Inc., 4.88%, 03/15/2023	407,000	415,140
Michael Baker International LLC, 8.75%, 03/01/2023(b)	1,000,000	1,015,000
William Lyon Homes, Inc., 6.00%, 09/01/2023	609,000	634,882
Williams Scotsman International, Inc., 6.87%, 08/15/2023(b)	907,000	952,350
		3,017,372
Construction Materials-0.72%
Shea Homes L.P./Shea Homes Funding Corp., 5.88%, 04/01/2023(b)	682,000	705,870
Summit Materials LLC/Summit Materials Finance Corp., 6.12%, 07/15/2023	1,024,000	1,045,760
		1,751,630
Consumer Finance-2.43%
Credit Acceptance Corp., 7.37%, 03/15/2023	575,000	600,875
Navient Corp.
5.50%, 01/25/2023	1,841,000	1,940,506
7.25%, 09/25/2023	924,000	1,029,105
Springleaf Finance Corp.
5.63%, 03/15/2023	1,614,000	1,739,085
8.25%, 10/01/2023	526,000	618,050
		5,927,621
Containers & Packaging-4.13%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 4.63%, 05/15/2023(b)	1,700,000	1,744,132
Ball Corp., 4.00%, 11/15/2023	1,840,000	1,948,100
Berry Global, Inc., 5.12%, 07/15/2023	1,229,000	1,264,334
Cascades, Inc. (Canada), 5.75%, 07/15/2023(b)	430,000	437,525
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	1,844,000	1,940,810
OI European Group B.V., 4.00%, 03/15/2023(b)	407,000	411,070
Owens-Brockway Glass Container, Inc., 5.87%, 08/15/2023(b)	1,433,000	1,531,518
Sealed Air Corp., 5.25%, 04/01/2023(b)	730,000	781,100
		10,058,589
Distributors-0.69%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/2023(b)	623,000	647,141
LKQ Corp., 4.75%, 05/15/2023	1,010,000	1,028,938
		1,676,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)—(continued)
August 31, 2019
	Principal Amount	Value
Diversified Financial Services-0.76%
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	$811,000	$ 806,945
TMX Finance LLC/TitleMax Finance Corp., 11.12%, 04/01/2023(b)	1,109,000	1,046,619
		1,853,564
Diversified Telecommunication Services-3.03%
CenturyLink, Inc.,Series W, 6.75%, 12/01/2023(c)	1,828,000	1,985,665
GTH Finance B.V. (Russia), 7.25%, 04/26/2023(b)	1,300,000	1,447,943
Level 3 Financing, Inc., 5.12%, 05/01/2023	1,227,000	1,251,589
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 04/01/2023	2,613,000	2,708,061
		7,393,258
Electric Utilities-0.30%
Rockpoint Gas Storage Canada Ltd. (Canada), 7.00%, 03/31/2023(b)	707,000	720,080
Electrical Equipment-0.58%
EnerSys, 5.00%, 04/30/2023(b)	430,000	445,050
Sensata Technologies B.V., 4.88%, 10/15/2023(b)	929,000	978,098
		1,423,148
Electronic Equipment, Instruments & Components-0.36%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2023	847,000	867,116
Energy Equipment & Services-1.94%
CGG Holding (U.S.), Inc. (France), 9.00%, 05/01/2023(b)	543,000	579,653
Nabors Industries, Inc.
5.50%, 01/15/2023(c)	1,336,000	1,197,390
5.10%, 09/15/2023	507,000	428,415
Precision Drilling Corp. (Canada), 7.75%, 12/15/2023	629,000	624,282
Transocean, Inc., 9.00%, 07/15/2023(b)	1,818,000	1,886,139
		4,715,879
Entertainment-0.42%
LTF Merger Sub, Inc., 8.50%, 06/15/2023(b)	624,000	641,940
WMG Acquisition Corp., 5.00%, 08/01/2023(b)	368,000	378,580
		1,020,520
Equity REITs-2.15%
CBL & Associates L.P., 5.25%, 12/01/2023(c)	609,000	389,760
CoreCivic, Inc., 4.63%, 05/01/2023	529,000	513,130
GEO Group, Inc. (The), 5.12%, 04/01/2023	513,000	463,624
Mack-Cali Realty, L.P., 3.15%, 05/15/2023	609,000	579,420
RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, 04/15/2023	707,000	728,210
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC
6.00%, 04/15/2023(b)	870,000	830,850
8.25%, 10/15/2023(c)	1,940,000	1,726,600
		5,231,594
	Principal Amount	Value
Food & Staples Retailing-0.51%
Ingles Markets, Inc., 5.75%, 06/15/2023	$1,214,000	$ 1,241,315
Food Products-0.73%
JBS USA LUX S.A./JBS USA Finance, Inc., 6.75%, 02/15/2028(b)	1,600,000	1,790,000
Gas Utilities-0.47%
Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, 06/15/2023	628,000	530,660
LBC Tank Terminals Holding Netherlands B.V. (Belgium), 6.88%, 05/15/2023(b)	602,000	611,030
		1,141,690
Health Care Equipment & Supplies-0.53%
Hill-Rom Holdings, Inc., 5.75%, 09/01/2023(b)	628,000	649,980
Sotera Health Holdings LLC, 6.50%, 05/15/2023(b)	632,000	644,640
		1,294,620
Health Care Providers & Services-5.88%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	1,096,000	1,124,759
Community Health Systems, Inc., 6.25%, 03/31/2023	6,115,000	5,939,806
Encompass Health Corp., 5.13%, 03/15/2023	723,000	738,364
HCA, Inc., 5.87%, 05/01/2023	2,262,000	2,503,751
Quorum Health Corp., 11.62%, 04/15/2023(c)	609,000	532,875
Tenet Healthcare Corp., 6.75%, 06/15/2023	3,385,000	3,490,781
		14,330,336
Hotels, Restaurants & Leisure-4.83%
Brinker International, Inc., 3.88%, 05/15/2023	580,000	585,800
Buena Vista Gaming Authority, 13.00%, 04/01/2023(b)	305,000	327,875
Carlson Travel, Inc., 6.75%, 12/15/2023(b)(c)	992,000	1,009,360
Cinemark USA, Inc., 4.87%, 06/01/2023	1,351,000	1,381,397
Cirsa Finance International S.a.r.l. (Spain), 7.87%, 12/20/2023(b)	800,000	848,526
Diamond Resorts International, Inc., 7.75%, 09/01/2023(b)(c)	930,000	940,462
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/2023(b)	600,000	640,500
Eldorado Resorts, Inc., 7.00%, 08/01/2023	507,000	531,083
MGM Resorts International, 6.00%, 03/15/2023	2,244,000	2,474,010
Speedway Motorsports, Inc., 5.12%, 02/01/2023	305,000	310,338
Wyndham Destinations, Inc., 3.90%, 03/01/2023	1,107,000	1,128,448
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023(b)(c)	930,000	960,457
Yum! Brands, Inc., 3.88%, 11/01/2023	623,000	643,248
		11,781,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)—(continued)
August 31, 2019
	Principal Amount	Value
Household Durables-1.70%
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 02/15/2023(b)(c)	$811,000	$ 721,790
KB Home, 7.62%, 05/15/2023	624,000	705,120
Mattamy Group Corp. (Canada), 6.87%, 12/15/2023(b)	730,000	763,762
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	568,000	607,760
Tempur Sealy International, Inc., 5.63%, 10/15/2023	711,000	734,108
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 02/01/2023	600,000	600,000
		4,132,540
Household Products-2.10%
Central Garden & Pet Co., 6.12%, 11/15/2023	629,000	655,733
Kronos Acquisition Holdings, Inc. (Canada), 9.00%, 08/15/2023(b)	1,335,000	1,181,475
Reynolds Group Issuer, Inc./LLC, 5.13%, 07/15/2023(b)	3,190,000	3,287,454
		5,124,662
Independent Power and Renewable Electricity Producers-2.59%
AES Corp. (The)
4.50%, 03/15/2023	811,000	835,654
4.88%, 05/15/2023	1,343,000	1,364,824
Calpine Corp., 5.37%, 01/15/2023	2,658,000	2,700,980
InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	702,000	649,350
Vistra Energy Corp., 5.87%, 06/01/2023	742,000	759,623
		6,310,431
Industrial Conglomerates-0.33%
Ahern Rentals, Inc., 7.38%, 05/15/2023(b)	929,000	805,907
Insurance-1.08%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, 8.25%, 08/01/2023(b)	1,235,000	1,264,331
Ardonagh Midco 3 PLC (United Kingdom), 8.63%, 07/15/2023(b)(c)	1,400,000	1,361,500
		2,625,831
IT Services-1.69%
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/2023(b)(c)	1,648,000	1,038,240
Sabre GLBL, Inc.
5.37%, 04/15/2023(b)	1,319,000	1,358,570
5.25%, 11/15/2023(b)	842,000	869,365
WEX, Inc., 4.75%, 02/01/2023(b)	831,000	839,310
		4,105,485
Leisure Products-0.62%
Mattel, Inc., 3.15%, 03/15/2023	407,000	384,615
Party City Holdings, Inc., 6.12%, 08/15/2023(b)(c)	660,000	661,650
Vista Outdoor, Inc., 5.88%, 10/01/2023	506,000	459,509
		1,505,774
	Principal Amount	Value
Machinery-0.61%
ATS Automation Tooling Systems, Inc. (Canada), 6.50%, 06/15/2023(b)	$507,000	$ 525,379
Cleaver-Brooks, Inc., 7.87%, 03/01/2023(b)	507,000	467,708
Titan International, Inc., 6.50%, 11/30/2023	609,000	488,722
		1,481,809
Media-10.19%
Altice Financing S.A. (Luxembourg), 6.62%, 02/15/2023(b)	4,350,000	4,496,812
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/2023	1,841,000	1,875,519
4.00%, 03/01/2023(b)	811,000	821,138
5.13%, 05/01/2023(b)	2,037,000	2,088,943
5.75%, 09/01/2023	911,000	931,133
Dish DBS Corp., 5.00%, 03/15/2023	2,951,000	2,906,735
Intelsat Jackson Holdings S.A. (Luxembourg), 5.50%, 08/01/2023	4,258,000	3,896,070
Lamar Media Corp., 5.00%, 05/01/2023	988,000	1,012,391
Quebecor Media, Inc. (Canada), 5.75%, 01/15/2023	1,938,000	2,108,215
Radiate Holdco LLC/Radiate Finance Inc., 6.87%, 02/15/2023(b)	407,000	417,175
Sirius XM Radio, Inc., 4.63%, 05/15/2023(b)	639,000	653,378
TEGNA, Inc., 6.37%, 10/15/2023	952,000	981,036
Townsquare Media, Inc., 6.50%, 04/01/2023(b)	600,000	596,250
Univision Communications, Inc., 5.12%, 05/15/2023(b)	2,073,000	2,057,452
		24,842,247
Metals & Mining-3.25%
AK Steel Corp., 7.50%, 07/15/2023	678,000	688,170
Aleris International, Inc., 10.75%, 07/15/2023(b)(c)	627,000	661,485
Allegheny Technologies, Inc., 7.87%, 08/15/2023	924,000	994,455
Commercial Metals Co., 4.87%, 05/15/2023	1,026,000	1,067,061
Freeport-McMoRan, Inc., 3.88%, 03/15/2023	3,325,000	3,367,892
Hudbay Minerals, Inc. (Canada), 7.25%, 01/15/2023(b)(c)	625,000	647,562
Steel Dynamics, Inc., 5.25%, 04/15/2023	478,000	486,246
		7,912,871
Multiline Retail-0.29%
JC Penney Corp., Inc., 5.88%, 07/01/2023(b)	845,000	714,025
Multi-Utilities-0.55%
TerraForm Power Operating, LLC, 4.25%, 01/31/2023(b)	1,311,000	1,349,871
Oil, Gas & Consumable Fuels-10.78%
Bruin E&P Partners LLC, 8.87%, 08/01/2023(b)	1,723,000	1,236,252
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.75%, 04/15/2023(c)	1,168,000	1,097,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Carrizo Oil & Gas, Inc., 6.25%, 04/15/2023(c)	$931,000	$ 895,157
Chesapeake Energy Corp., 5.75%, 03/15/2023	430,000	346,150
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, 04/01/2023	1,128,000	1,153,380
DCP Midstream Operating L.P., 3.88%, 03/15/2023	1,104,000	1,120,560
Energy Transfer Operating, L.P., 4.25%, 03/15/2023	1,319,000	1,386,251
Energy Ventures Gom LLC/EnVen Finance Corp., 11.00%, 02/15/2023(b)	1,107,000	1,112,535
Frontera Energy Corp. (Colombia), 9.70%, 06/25/2023(b)	1,000,000	1,066,250
Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, 05/15/2023	1,030,000	1,027,425
Global Partners L.P./GLP Finance Corp., 7.00%, 06/15/2023	455,000	461,256
Gulfport Energy Corp., 6.63%, 05/01/2023	430,000	350,450
Laredo Petroleum, Inc., 6.25%, 03/15/2023(c)	529,000	481,390
Lonestar Resources America Inc., 11.25%, 01/01/2023(b)	507,000	438,555
MEG Energy Corp. (Canada), 6.38%, 01/30/2023(b)(c)	1,274,000	1,208,707
Montage Resources Corp., 8.87%, 07/15/2023	733,000	553,415
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/01/2023	1,051,000	1,069,056
Oasis Petroleum, Inc., 6.87%, 01/15/2023	723,000	657,930
PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/2023	909,000	938,543
PBF Logistics L.P./PBF Logistics Finance Corp., 6.87%, 05/15/2023	933,000	963,323
QEP Resources, Inc., 5.25%, 05/01/2023	1,128,000	992,640
Range Resources Corp., 5.00%, 03/15/2023	1,314,000	1,166,175
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 11/15/2023	668,000	634,600
Seven Generations Energy Ltd. (Canada)
6.75%, 05/01/2023(b)	770,000	775,775
6.87%, 06/30/2023(b)	728,000	740,886
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
5.25%, 05/01/2023	1,029,000	1,049,261
4.25%, 11/15/2023	1,129,000	1,131,822
Vine Oil & Gas L.P./Vine Oil & Gas Finance Corp., 8.75%, 04/15/2023(b)	811,000	441,995
Whiting Petroleum Corp., 6.25%, 04/01/2023(c)	930,000	734,700
WPX Energy, Inc., 8.25%, 08/01/2023	929,000	1,038,158
		26,269,816
	Principal Amount	Value
Paper & Forest Products-0.54%
Clearwater Paper Corp., 4.50%, 02/01/2023(c)	$523,000	$ 526,243
Norbord, Inc. (Canada), 6.25%, 04/15/2023(b)	740,000	787,175
		1,313,418
Personal Products-0.57%
Avon Products, Inc. (United Kingdom), 7.00%, 03/15/2023	1,327,000	1,376,762
Pharmaceuticals-2.54%
Bausch Health Cos., Inc., 5.87%, 05/15/2023(b)	4,527,000	4,600,564
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	1,600,000	1,064,000
Mallinckrodt International Finance S.A., 4.75%, 04/15/2023(c)	231,000	87,520
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.63%, 10/15/2023(b)(c)	831,000	427,965
		6,180,049
Real Estate Management & Development-0.30%
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.88%, 06/01/2023(b)(c)	846,000	738,135
Road & Rail-0.66%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/2023	380,000	388,550
Kenan Advantage Group, Inc. (The), 7.87%, 07/31/2023(b)(c)	626,000	558,705
Watco Cos. LLC/Watco Finance Corp., 6.38%, 04/01/2023(b)	649,000	664,414
		1,611,669
Software-1.02%
Informatica LLC, 7.12%, 07/15/2023(b)	929,000	947,580
Sophia L.P./Sophia Finance, Inc., 9.00%, 09/30/2023(b)	824,000	850,780
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/2023(b)	702,000	698,490
		2,496,850
Specialty Retail-1.20%
Group 1 Automotive, Inc., 5.25%, 12/15/2023(b)	455,000	468,650
KGA Escrow, LLC, 7.50%, 08/15/2023(b)	507,000	530,449
L Brands, Inc., 5.62%, 10/15/2023	927,000	977,985
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/2023	350,000	356,125
Sonic Automotive, Inc., 5.00%, 05/15/2023	588,000	595,350
		2,928,559
Technology Hardware, Storage & Peripherals-2.16%
EMC Corp., 3.38%, 06/01/2023	1,895,000	1,879,833
NCR Corp., 6.37%, 12/15/2023	1,244,000	1,285,898
Xerox Corp., 4.13%, 03/15/2023	2,040,000	2,085,900
		5,251,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)—(continued)
August 31, 2019
	Principal Amount	Value
Thrifts & Mortgage Finance-1.44%
MGIC Investment Corp., 5.75%, 08/15/2023	$1,109,000	$ 1,215,741
Nationstar Mortgage Holdings Inc., 8.13%, 07/15/2023(b)	2,214,000	2,298,309
		3,514,050
Trading Companies & Distributors-0.68%
Beacon Roofing Supply, Inc., 6.38%, 10/01/2023	384,000	399,494
Univar USA, Inc., 6.75%, 07/15/2023(b)	1,234,000	1,264,850
		1,664,344
Wireless Telecommunication Services-4.23%
Sprint Corp., 7.88%, 09/15/2023	7,991,000	9,009,852
VEON Holdings B.V. (Netherlands), 5.95%, 02/13/2023(b)	1,200,000	1,299,864
		10,309,716
Total U.S. Dollar Denominated Bonds & Notes (Cost $233,533,579)		233,498,781
	Shares
Money Market Funds-3.34%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $8,148,062)	8,148,062	8,148,062
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.16% (Cost $241,681,641)		241,646,843
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.83%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	14,304,182	$ 14,304,182
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	4,766,154	4,768,061
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $19,072,205)		19,072,243
TOTAL INVESTMENTS IN SECURITIES-106.99% (Cost $260,753,846)		260,719,086
OTHER ASSETS LESS LIABILITIES-(6.99)%		(17,028,439)
NET ASSETS-100.00%		$243,690,647

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $103,358,180, which represented 42.41% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.11%
Aerospace & Defense-1.68%
Bombardier, Inc. (Canada), 7.50%, 12/01/2024(b)	$700,000	$ 699,195
TransDigm, Inc., 6.50%, 07/15/2024	919,000	952,314
		1,651,509
Airlines-0.28%
United Airlines Holdings, Inc., 5.00%, 02/01/2024	259,000	275,447
Auto Components-1.53%
Dana, Inc., 5.50%, 12/15/2024	297,000	304,425
Hertz Corp. (The), 5.50%, 10/15/2024(b)	735,000	723,975
Tenneco, Inc., 5.38%, 12/15/2024	313,000	270,745
Tupy Overseas S.A. (Brazil), 6.62%, 07/17/2024(b)	203,000	209,701
		1,508,846
Banks-0.44%
CIT Group, Inc., 4.75%, 02/16/2024	400,000	430,500
Beverages-0.36%
Simmons Foods, Inc., 5.75%, 11/01/2024(b)(c)	370,000	352,425
Building Products-0.69%
Builders FirstSource, Inc., 5.63%, 09/01/2024(b)	648,000	677,160
Capital Markets-0.86%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	305,000	316,437
MSCI, Inc., 5.25%, 11/15/2024(b)	504,000	525,773
		842,210
Chemicals-1.58%
Axalta Coating Systems LLC, 4.88%, 08/15/2024(b)	450,000	468,045
Cornerstone Chemical Co., 6.75%, 08/15/2024(b)	250,000	231,250
INEOS Group Holdings S.A. (Luxembourg), 5.62%, 08/01/2024(b)	300,000	306,693
Valvoline, Inc., 5.50%, 07/15/2024	250,000	261,250
WR Grace & Co.-Conn, 5.62%, 10/01/2024(b)	263,000	285,355
		1,552,593
Commercial Services & Supplies-1.67%
ACCO Brands Corp., 5.25%, 12/15/2024(b)	400,000	411,500
Advanced Disposal Services, Inc., 5.63%, 11/15/2024(b)	258,000	271,545
Covanta Holding Corp., 5.87%, 03/01/2024	258,000	265,740
Mobile Mini, Inc., 5.87%, 07/01/2024	258,000	268,320
Pitney Bowes, Inc., 4.63%, 03/15/2024(c)	284,000	260,570
R.R. Donnelley & Sons Co., 6.00%, 04/01/2024	159,000	159,795
		1,637,470
Construction & Engineering-0.64%
AECOM, 5.88%, 10/15/2024	577,000	625,324
	Principal Amount	Value
Construction Materials-0.97%
CIMPOR Financial Operations B.V. (Brazil), 5.75%, 07/17/2024(b)(c)	$500,000	$ 391,100
US Concrete, Inc., 6.38%, 06/01/2024	534,000	562,035
		953,135
Consumer Finance-2.25%
Ally Financial, Inc., 5.13%, 09/30/2024	577,000	648,404
Enova International, Inc., 8.50%, 09/01/2024(b)	350,000	338,625
FirstCash, Inc., 5.38%, 06/01/2024(b)	206,000	214,755
Navient Corp.
6.12%, 03/25/2024	587,000	625,889
5.87%, 10/25/2024	359,000	379,459
		2,207,132
Containers & Packaging-1.94%
Graphic Packaging International, LLC, 4.13%, 08/15/2024(c)	200,000	207,000
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024(b)	1,219,000	1,257,094
Sealed Air Corp., 5.12%, 12/01/2024(b)	408,000	439,110
		1,903,204
Diversified Consumer Services-1.59%
Cengage Learning, Inc., 9.50%, 06/15/2024(b)(c)	460,000	428,950
Service Corp. International, 5.37%, 05/15/2024	576,000	595,008
ServiceMaster Co., LLC (The), 5.13%, 11/15/2024(b)	514,000	540,795
		1,564,753
Diversified Financial Services-2.08%
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/2024(b)	200,000	182,500
Freedom Mortgage Corp., 8.12%, 11/15/2024(b)	250,000	218,750
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 08/15/2024(b)	400,000	399,000
Lions Gate Capital Holdings LLC, 5.87%, 11/01/2024(b)	350,000	365,750
Stena International S.A. (Sweden), 5.75%, 03/01/2024(b)	200,000	199,500
Washington Prime Group L.P., 6.45%, 08/15/2024(c)	700,000	676,200
		2,041,700
Diversified Telecommunication Services-4.66%
Altice Finco S.A. (Luxembourg), 8.12%, 01/15/2024(b)	400,000	415,000
Altice France S.A. (France), 6.25%, 05/15/2024(b)	654,000	676,674
CenturyLink, Inc.,Series Y, 7.50%, 04/01/2024(c)	707,000	786,523
Cincinnati Bell, Inc., 7.00%, 07/15/2024(b)	459,000	421,133
CommScope, Inc., 5.50%, 06/15/2024(b)	506,000	481,333
Inmarsat Finance PLC (United Kingdom), 6.50%, 10/01/2024(b)	400,000	421,500
Level 3 Financing, Inc., 5.38%, 01/15/2024	727,000	741,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)—(continued)
August 31, 2019
	Principal Amount	Value
Diversified Telecommunication Services-(continued)
ORBCOMM, Inc., 8.00%, 04/01/2024(b)	$200,000	$ 207,500
VEON Holdings B.V. (Netherlands), 4.95%, 06/16/2024(b)	400,000	424,600
		4,575,803
Electric Utilities-0.42%
NextEra Energy Operating Partners, L.P., 4.25%, 09/15/2024(b)	400,000	416,300
Electrical Equipment-1.00%
Sensata Technologies B.V., 5.63%, 11/01/2024(b)	387,000	421,830
Vertiv Group Corp., 9.25%, 10/15/2024(b)	587,000	557,650
		979,480
Electronic Equipment, Instruments & Components-0.58%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/2024	522,000	570,937
Energy Equipment & Services-1.07%
McDermott Technology Americas Inc. / McDermott Technology US Inc., 10.62%, 05/01/2024(b)(c)	900,000	639,000
Oceaneering International, Inc., 4.65%, 11/15/2024	250,000	240,577
Rowan Cos., Inc., 4.75%, 01/15/2024(c)	260,000	169,000
		1,048,577
Entertainment-0.82%
Live Nation Entertainment, Inc., 4.87%, 11/01/2024(b)	402,000	417,577
Netflix, Inc., 5.75%, 03/01/2024(c)	258,000	284,123
WMG Acquisition Corp., 4.88%, 11/01/2024(b)	100,000	103,750
		805,450
Equity REITs-3.31%
GEO Group, Inc. (The), 5.87%, 10/15/2024	259,000	229,215
Iron Mountain, Inc., 5.75%, 08/15/2024	714,000	724,710
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc., 5.63%, 05/01/2024	742,000	813,417
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)(c)	459,000	307,760
SBA Communications Corp., 4.88%, 09/01/2024	759,000	788,411
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 7.12%, 12/15/2024(b)	459,000	387,855
		3,251,368
Food & Staples Retailing-1.85%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.62%, 06/15/2024	1,067,000	1,123,017
Performance Food Group, Inc., 5.50%, 06/01/2024(b)	258,000	264,773
US Foods, Inc., 5.88%, 06/15/2024(b)	415,000	430,554
		1,818,344
Food Products-3.07%
JBS USA LUX S.A./JBS USA Finance, Inc.
5.87%, 07/15/2024(b)	614,000	633,571
6.50%, 04/15/2029(b)	1,200,000	1,332,000
	Principal Amount	Value
Food Products-(continued)
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	$600,000	$ 630,246
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	407,000	423,789
		3,019,606
Gas Utilities-0.97%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	458,000	488,342
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	459,000	468,180
		956,522
Health Care Equipment & Supplies-0.23%
Teleflex, Inc., 5.25%, 06/15/2024	219,000	225,844
Health Care Providers & Services-6.02%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	258,000	267,675
AMN Healthcare, Inc., 5.12%, 10/01/2024(b)	300,000	309,000
Community Health Systems, Inc., 8.62%, 01/15/2024(b)	850,000	852,125
DaVita, Inc., 5.13%, 07/15/2024	1,219,000	1,243,026
Encompass Health Corp., 5.75%, 11/01/2024	755,000	767,269
MPH Acquisition Holdings LLC, 7.12%, 06/01/2024(b)	1,079,000	969,816
Tenet Healthcare Corp., 4.63%, 07/15/2024	1,456,000	1,503,320
		5,912,231
Hotels, Restaurants & Leisure-7.76%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.25%, 05/15/2024(b)	1,069,000	1,106,158
Aramark Services, Inc., 5.13%, 01/15/2024	627,000	648,042
Carlson Travel, Inc., 9.50%, 12/15/2024(b)	200,000	201,000
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/2024	295,000	304,956
Diamond Resorts International, Inc., 10.75%, 09/01/2024(b)	407,000	411,070
Enterprise Development Authority (The), 12.00%, 07/15/2024(b)	300,000	337,710
Gateway Casinos & Entertainment Ltd. (Canada), 8.25%, 03/01/2024(b)	177,000	184,965
Golden Nugget Inc., 6.75%, 10/15/2024(b)	1,100,000	1,127,500
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/2024	684,000	699,390
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.12%, 12/01/2024	200,000	213,500
Jacobs Entertainment, Inc., 7.87%, 02/01/2024(b)	300,000	319,500
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/2024(b)	758,000	785,478
Mohegan Gaming & Entertainment, 7.87%, 10/15/2024(b)(c)	359,000	348,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)—(continued)
August 31, 2019
	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)	$702,000	$ 728,325
Wyndham Destinations, Inc., 5.40%, 04/01/2024	200,000	210,938
		7,627,049
Household Durables-1.18%
Prestige Brands, Inc., 6.37%, 03/01/2024(b)	459,000	483,097
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, 03/01/2024(b)	280,000	295,400
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.87%, 06/15/2024	358,000	385,745
		1,164,242
Household Products-0.79%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 7.00%, 07/15/2024(b)	569,000	589,271
Spectrum Brands, Inc., 6.13%, 12/15/2024	177,000	184,522
		773,793
Independent Power and Renewable Electricity Producers-2.37%
Calpine Corp.
5.87%, 01/15/2024(b)	338,000	346,065
5.50%, 02/01/2024	514,000	519,777
Clearway Energy Operating LLC, 5.38%, 08/15/2024	459,000	472,196
NRG Energy, Inc., 5.25%, 06/15/2029(b)	700,000	747,824
Pattern Energy Group, Inc., 5.87%, 02/01/2024(b)	235,000	244,400
		2,330,262
Industrial Conglomerates-0.38%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.75%, 02/01/2024	358,000	375,900
Interactive Media & Services-0.49%
Match Group, Inc.
6.37%, 06/01/2024	199,000	210,443
5.63%, 02/15/2029(b)	250,000	271,875
		482,318
IT Services-0.96%
GTT Communications, Inc., 7.88%, 12/31/2024(b)	359,000	229,760
Rackspace Hosting, Inc., 8.62%, 11/15/2024(b)(c)	769,000	709,402
		939,162
Life Sciences Tools & Services-1.37%
Avantor, Inc., 6.00%, 10/01/2024(b)	1,250,000	1,343,750
Machinery-2.14%
Allison Transmission, Inc., 5.00%, 10/01/2024(b)	687,000	708,108
Amsted Industries, Inc., 5.38%, 09/15/2024(b)	208,000	214,760
Cloud Crane LLC, 10.12%, 08/01/2024(b)	427,000	460,092
JPW Industries Holding Corp., 9.00%, 10/01/2024(b)	150,000	145,125
	Principal Amount	Value
Machinery-(continued)
Meritor, Inc., 6.25%, 02/15/2024	$300,000	$ 308,625
SPX FLOW, Inc., 5.62%, 08/15/2024(b)	258,000	270,578
		2,107,288
Marine-0.30%
Stena AB (Sweden), 7.00%, 02/01/2024(b)(c)	300,000	295,500
Media-12.09%
AMC Networks, Inc., 5.00%, 04/01/2024	707,000	729,977
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 01/15/2024	614,000	629,350
5.87%, 04/01/2024(b)	1,360,000	1,419,500
CSC Holdings, LLC
5.25%, 06/01/2024	537,000	575,933
6.50%, 02/01/2029(b)	1,400,000	1,571,500
DISH DBS Corp., 5.87%, 11/15/2024	1,629,000	1,555,776
Entercom Media Corp., 7.25%, 11/01/2024(b)(c)	300,000	306,375
Gray Television, Inc., 5.13%, 10/15/2024(b)	332,000	343,620
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.87%, 05/15/2024(b)	259,000	234,395
MDC Partners, Inc., 6.50%, 05/01/2024(b)	760,000	695,400
Nexstar Broadcasting, Inc., 5.62%, 08/01/2024(b)	617,000	643,222
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 02/15/2024	300,000	310,125
Sinclair Television Group, Inc., 5.62%, 08/01/2024(b)	359,000	370,668
Sirius XM Radio, Inc., 4.63%, 07/15/2024(b)	1,200,000	1,255,500
TEGNA, Inc., 5.50%, 09/15/2024(b)	321,000	330,630
Videotron Ltd. (Canada), 5.38%, 06/15/2024(b)	458,000	496,358
Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	400,000	414,500
		11,882,829
Metals & Mining-4.05%
Alcoa Nederland Holding B.V., 6.75%, 09/30/2024(b)	530,000	557,825
Cleveland-Cliffs, Inc., 4.88%, 01/15/2024(b)	200,000	204,500
Coeur Mining, Inc., 5.87%, 06/01/2024	259,000	259,554
Compass Minerals International, Inc., 4.88%, 07/15/2024(b)	65,000	63,212
Constellium N.V., 5.75%, 05/15/2024(b)	300,000	309,750
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	587,000	594,226
Kaiser Aluminum Corp., 5.87%, 05/15/2024	343,000	356,720
Novelis Corp., 6.25%, 08/15/2024(b)	792,000	831,600
Steel Dynamics, Inc., 5.50%, 10/01/2024	525,000	542,325
Warrior Met Coal, Inc., 8.00%, 11/01/2024(b)(c)	250,000	261,094
		3,980,806
Oil, Gas & Consumable Fuels-7.17%
Baytex Energy Corp. (Canada), 5.63%, 06/01/2024(b)	259,000	242,165
Callon Petroleum Co., 6.12%, 10/01/2024	497,000	484,575
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	1,050,000	1,214,063
Energy Transfer Operating, L.P., 5.88%, 01/15/2024	769,000	860,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)—(continued)
August 31, 2019
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Extraction Oil & Gas, Inc., 7.37%, 05/15/2024(b)	$200,000	$ 151,000
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	259,000	248,640
Gulfport Energy Corp., 6.00%, 10/15/2024	514,000	376,505
Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.00%, 12/01/2024(b)	350,000	324,625
Holly Energy Partners L.P./Holly Energy Finance Corp., 6.00%, 08/01/2024(b)	350,000	368,550
MEG Energy Corp. (Canada), 7.00%, 03/31/2024(b)	700,000	669,375
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 06/01/2024(b)	258,000	268,320
PDC Energy, Inc., 6.12%, 09/15/2024	300,000	300,000
SM Energy Co., 5.00%, 01/15/2024	335,000	294,800
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.87%, 01/15/2029(b)	700,000	775,250
WPX Energy, Inc., 5.25%, 09/15/2024	458,000	467,160
		7,045,993
Paper & Forest Products-0.91%
Boise Cascade Co., 5.62%, 09/01/2024(b)	400,000	417,000
Louisiana-Pacific Corp., 4.88%, 09/15/2024	258,000	266,385
Mercer International, Inc. (Germany), 6.50%, 02/01/2024	200,000	206,750
		890,135
Pharmaceuticals-1.71%
Bausch Health Cos., Inc., 7.00%, 03/15/2024(b)	1,591,000	1,684,328
Real Estate Management & Development-0.80%
Kennedy-Wilson, Inc., 5.88%, 04/01/2024	769,000	791,109
Road & Rail-0.27%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 6.38%, 04/01/2024(b)	258,000	270,900
Software-3.02%
Camelot Finance S.A., 7.87%, 10/15/2024(b)	387,000	405,383
CDK Global, Inc., 5.00%, 10/15/2024	463,000	488,465
EIG Investors Corp., 10.87%, 02/01/2024	257,000	271,456
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings II LLC, 10.00%, 11/30/2024(b)	657,000	711,202
Nuance Communications, Inc., 6.00%, 07/01/2024	202,000	210,838
RP Crown Parent LLC, 7.38%, 10/15/2024(b)	300,000	313,413
Veritas US, Inc./Veritas Bermuda Ltd., 10.50%, 02/01/2024(b)(c)	601,000	567,945
		2,968,702
Specialty Retail-1.01%
Asbury Automotive Group, Inc., 6.00%, 12/15/2024	587,000	609,746
Penske Automotive Group, Inc., 5.37%, 12/01/2024	206,000	212,953
Signet UK Finance PLC, 4.70%, 06/15/2024	200,000	174,000
		996,699
	Principal Amount	Value
Technology Hardware, Storage & Peripherals-1.42%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	$1,100,000	$ 1,159,647
Diebold Nixdorf, Inc., 8.50%, 04/15/2024(c)	250,000	234,688
		1,394,335
Textiles, Apparel & Luxury Goods-1.15%
FXI Holdings, Inc., 7.87%, 11/01/2024(b)	500,000	445,000
Hanesbrands, Inc., 4.63%, 05/15/2024(b)	652,000	685,415
		1,130,415
Thrifts & Mortgage Finance-0.32%
Radian Group, Inc., 4.50%, 10/01/2024	300,000	311,250
Trading Companies & Distributors-0.70%
BMC East, LLC, 5.50%, 10/01/2024(b)	400,000	416,500
WESCO Distribution, Inc., 5.38%, 06/15/2024	258,000	267,675
		684,175
Wireless Telecommunication Services-2.19%
Sprint Corp., 7.13%, 06/15/2024	1,943,000	2,152,766
Total U.S. Dollar Denominated Bonds & Notes (Cost $94,581,233)		95,427,576
	Shares
Money Market Funds-1.36%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $1,336,166)	1,336,166	1,336,166
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.47% (Cost $95,917,399)		96,763,742
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.00%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	3,683,100	3,683,100
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	1,227,209	1,227,700
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,910,800)		4,910,800
TOTAL INVESTMENTS IN SECURITIES-103.47% (Cost $100,828,199)		101,674,542
OTHER ASSETS LESS LIABILITIES-(3.47)%		(3,413,432)
NET ASSETS-100.00%		$ 98,261,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)—(continued)
August 31, 2019
Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $55,374,779, which represented 56.35% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.01%
Aerospace & Defense-1.69%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)	$641,000	$ 626,577
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/2025(b)	100,000	107,500
TransDigm, Inc., 6.50%, 05/15/2025	286,000	299,228
Triumph Group, Inc., 7.75%, 08/15/2025(c)	250,000	251,250
		1,284,555
Auto Components-0.19%
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(b)	144,000	147,600
Automobiles-1.31%
American Axle & Manufacturing, Inc., 6.25%, 04/01/2025(c)	294,000	277,457
Tesla, Inc., 5.30%, 08/15/2025(b)(c)	800,000	717,000
		994,457
Banks-0.30%
CIT Group, Inc., 5.25%, 03/07/2025	200,000	224,500
Beverages-0.47%
Cott Holdings, Inc. (Canada), 5.50%, 04/01/2025(b)	344,000	359,920
Building Products-0.26%
JELD-WEN, Inc., 4.63%, 12/15/2025(b)	200,000	196,500
Capital Markets-0.86%
MSCI, Inc., 5.75%, 08/15/2025(b)	346,000	365,030
NFP Corp., 6.88%, 07/15/2025(b)	284,000	284,355
		649,385
Chemicals-3.69%
Alpha 3 B.V./Alpha US Bidco, Inc. (United Kingdom), 6.25%, 02/01/2025(b)	200,000	199,500
Chemours Co. (The), 7.00%, 05/15/2025	337,000	333,630
Consolidated Energy Finance S.A. (Switzerland), 6.87%, 06/15/2025(b)	206,000	211,150
Element Solutions, Inc., 5.87%, 12/01/2025(b)	400,000	419,500
Koppers, Inc., 6.00%, 02/15/2025(b)	223,000	217,982
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 04/15/2025(b)(c)	146,000	152,023
PQ Corp., 5.75%, 12/15/2025(b)	100,000	103,000
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/2025(b)	299,000	282,555
SPCM S.A. (France), 4.88%, 09/15/2025(b)	200,000	205,000
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.37%, 09/01/2025(b)	200,000	188,500
Tronox Finance PLC, 5.75%, 10/01/2025(b)	150,000	139,688
Valvoline, Inc., 4.38%, 08/15/2025	250,000	253,750
Venator Finance S.a.r.l./Venator Materials LLC, 5.75%, 07/15/2025(b)(c)	111,000	93,251
		2,799,529
Commercial Services & Supplies-1.99%
Aptim Corp., 7.75%, 06/15/2025(b)(c)	54,000	37,733
Core & Main L.P., 6.12%, 08/15/2025(b)	200,000	204,000
Covanta Holding Corp., 5.87%, 07/01/2025	170,000	177,862
	Principal Amount	Value
Commercial Services & Supplies-(continued)
KAR Auction Services, Inc., 5.13%, 06/01/2025(b)	$437,000	$ 452,295
Matthews International Corp., 5.25%, 12/01/2025(b)	100,000	95,500
Ritchie Bros Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	144,000	150,660
West Corp., 8.50%, 10/15/2025(b)	500,000	390,000
		1,508,050
Communications Equipment-1.16%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	643,000	577,092
ViaSat, Inc., 5.63%, 09/15/2025(b)	300,000	303,750
		880,842
Construction & Engineering-0.44%
Shea Homes L.P./Shea Homes Funding Corp., 6.13%, 04/01/2025(b)	135,000	140,400
Tutor Perini Corp., 6.87%, 05/01/2025(b)(c)	209,000	195,156
		335,556
Construction Materials-0.13%
Summit Materials LLC/Summit Materials Finance Corp., 5.13%, 06/01/2025(b)	100,000	102,750
Consumer Finance-2.49%
Ally Financial, Inc.
4.63%, 03/30/2025	261,000	286,774
5.75%, 11/20/2025	394,000	452,608
Curo Group Holdings Corp., 8.25%, 09/01/2025(b)	300,000	262,500
Navient Corp., 6.75%, 06/25/2025	244,000	262,910
Springleaf Finance Corp., 6.87%, 03/15/2025	550,000	624,937
		1,889,729
Containers & Packaging-4.41%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/2025(b)	851,000	890,891
Ball Corp., 5.25%, 07/01/2025	444,000	499,500
Flex Acquisition Co., Inc., 6.87%, 01/15/2025(b)	266,000	240,730
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)	686,000	657,702
Owens-Brockway Glass Container, Inc.
5.38%, 01/15/2025(b)	120,000	124,650
6.37%, 08/15/2025(b)	100,000	107,500
Pactiv LLC, 7.95%, 12/15/2025	111,000	120,158
Plastipak Holdings, Inc., 6.25%, 10/15/2025(b)(c)	150,000	137,250
Sealed Air Corp., 5.50%, 09/15/2025(b)	300,000	326,250
Silgan Holdings, Inc., 4.75%, 03/15/2025	120,000	123,762
Smurfit Kappa Treasury Funding DAC (Ireland), 7.50%, 11/20/2025	100,000	118,750
		3,347,143
Diversified Consumer Services-1.29%
Garda World Security Corp. (Canada), 8.75%, 05/15/2025(b)	293,000	303,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)—(continued)
August 31, 2019
	Principal Amount	Value
Diversified Consumer Services-(continued)
Laureate Education, Inc., 8.25%, 05/01/2025(b)	$394,000	$ 430,937
Sotheby’s, 4.88%, 12/15/2025(b)	150,000	154,500
Weight Watchers International, Inc., 8.62%, 12/01/2025(b)	87,000	87,653
		976,796
Diversified Financial Services-1.94%
Freedom Mortgage Corp., 8.25%, 04/15/2025(b)	250,000	218,750
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 10/01/2025(b)	150,000	153,375
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	394,000	415,670
NSG Holdings LLC /NSG Holdings Inc., 7.75%, 12/15/2025(b)	72,593	78,219
Provident Funding Associates L.P. / PFG Finance Corp., 6.38%, 06/15/2025(b)	140,000	136,850
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	287,000	296,270
Trident TPI Holdings, Inc., 6.62%, 11/01/2025(b)	100,000	86,750
Werner FinCo L.P./Werner FinCo Inc., 8.75%, 07/15/2025(b)	100,000	86,250
		1,472,134
Diversified Telecommunication Services-3.46%
Altice Finco S.A. (Luxembourg), 7.62%, 02/15/2025(b)	300,000	310,125
CenturyLink, Inc., 5.63%, 04/01/2025(c)	194,000	198,850
Cincinnati Bell, Inc., 8.00%, 10/15/2025(b)	100,000	88,278
GCI, LLC, 6.87%, 04/15/2025	149,000	157,195
Intelsat Jackson Holdings S.A. (Luxembourg), 9.75%, 07/15/2025(b)	877,000	904,406
Level 3 Financing, Inc., 5.38%, 05/01/2025	384,000	400,320
Virgin Media Finance PLC (United Kingdom), 5.75%, 01/15/2025(b)	200,000	208,692
Zayo Group LLC/Zayo Capital, Inc., 6.37%, 05/15/2025	346,000	357,245
		2,625,111
Electric Utilities-0.56%
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	200,000	207,500
Talen Energy Supply, LLC, 6.50%, 06/01/2025	287,000	219,555
		427,055
Electrical Equipment-0.41%
Sensata Technologies B.V., 5.00%, 10/01/2025(b)	294,000	313,110
Electronic Equipment, Instruments & Components-0.52%
CDW LLC/CDW Finance Corp., 5.00%, 09/01/2025	194,000	203,336
TTM Technologies, Inc., 5.63%, 10/01/2025(b)	198,000	193,545
		396,881
Energy Equipment & Services-0.90%
CSI Compressco L.P. / CSI Compressco Finance Inc., 7.50%, 04/01/2025(b)	100,000	98,250
	Principal Amount	Value
Energy Equipment & Services-(continued)
Diamond Offshore Drilling, Inc., 7.87%, 08/15/2025	$200,000	$ 185,060
Exterran Energy Solutions L.P. / EES Finance Corp., 8.12%, 05/01/2025	100,000	100,937
Rowan Cos., Inc., 7.38%, 06/15/2025	144,000	91,440
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.13%, 02/01/2025	200,000	206,000
		681,687
Entertainment-1.00%
AMC Entertainment Holdings, Inc., 5.75%, 06/15/2025(c)	394,000	375,778
Netflix, Inc., 5.88%, 02/15/2025	344,000	380,550
		756,328
Equity REITs-1.81%
CTR Partnership L.P. / CareTrust Capital Corp., 5.25%, 06/01/2025	100,000	103,268
ESH Hospitality, Inc., 5.25%, 05/01/2025(b)	587,000	608,278
FelCor Lodging L.P., 6.00%, 06/01/2025	181,000	188,919
Mattamy Group Corp. (Canada), 6.50%, 10/01/2025(b)	300,000	319,500
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.87%, 03/15/2025	150,000	155,625
		1,375,590
Food & Staples Retailing-1.01%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.75%, 03/15/2025	637,000	656,110
Dole Food Co., Inc., 7.25%, 06/15/2025(b)	113,000	109,610
		765,720
Food Products-1.79%
B&G Foods, Inc., 5.25%, 04/01/2025	494,000	502,793
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/2025(b)(c)	208,000	192,920
Clearwater Seafoods, Inc. (Canada), 6.87%, 05/01/2025(b)	100,000	102,125
Post Holdings, Inc., 5.50%, 03/01/2025(b)	537,000	563,850
		1,361,688
Gas Utilities-0.90%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	344,000	365,500
NGL Energy Partners L.P./NGL Energy Finance Corp., 6.13%, 03/01/2025	170,000	165,750
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.75%, 03/01/2025	150,000	153,000
		684,250
Health Care Equipment & Supplies-0.75%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	100,000	103,250
Hologic, Inc., 4.38%, 10/15/2025(b)	450,000	462,375
		565,625
Health Care Providers & Services-6.78%
Centene Corp., 4.75%, 01/15/2025	544,000	565,760
DaVita, Inc., 5.00%, 05/01/2025	657,000	660,285
Encompass Health Corp., 5.75%, 09/15/2025	114,000	120,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)—(continued)
August 31, 2019
	Principal Amount	Value
Health Care Providers & Services-(continued)
HCA, Inc.
5.37%, 02/01/2025	$1,226,000	$ 1,363,925
7.69%, 06/15/2025	100,000	120,250
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	150,000	153,563
Surgery Center Holdings, Inc., 6.75%, 07/01/2025(b)	144,000	123,929
Team Health Holdings, Inc., 6.37%, 02/01/2025(b)(c)	287,000	193,725
Tenet Healthcare Corp.
5.13%, 05/01/2025	737,000	740,685
7.00%, 08/01/2025	250,000	253,437
WellCare Health Plans, Inc., 5.25%, 04/01/2025	513,000	539,060
West Street Merger Sub, Inc., 6.37%, 09/01/2025(b)	350,000	313,355
		5,148,387
Health Care Technology-0.58%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	437,000	441,462
Hotels, Restaurants & Leisure-8.64%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	1,300,000	1,345,500
Aramark Services, Inc., 5.00%, 04/01/2025(b)	217,000	224,736
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/2025(b)	800,000	816,000
Constellation Merger Sub, Inc., 8.50%, 09/15/2025(b)	150,000	128,250
Eldorado Resorts, Inc., 6.00%, 04/01/2025	486,000	517,590
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/2025	340,000	351,900
International Game Technology PLC, 6.50%, 02/15/2025(b)	600,000	661,500
MGM Resorts International, 5.75%, 06/15/2025	400,000	442,512
Scientific Games International, Inc., 5.00%, 10/15/2025(b)	650,000	673,231
Station Casinos LLC, 5.00%, 10/01/2025(b)	200,000	204,520
Sugarhouse HSP Gaming Prop Mezz L.P./Sugarhouse HSP Gaming Finance Corp., 5.87%, 05/15/2025(b)	144,000	142,920
Wyndham Destinations, Inc., 6.35%, 10/01/2025	100,000	110,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	886,000	936,945
		6,555,729
Household Durables-1.34%
American Greetings Corp., 8.75%, 04/15/2025(b)	100,000	93,250
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.75%, 08/01/2025(b)	100,000	99,500
Beazer Homes USA, Inc., 6.75%, 03/15/2025	100,000	101,125
Brookfield Residential Properties, Inc. (Canada), 6.37%, 05/15/2025(b)	100,000	102,000
Century Communities, Inc., 5.88%, 07/15/2025	100,000	103,470
M/I Homes, Inc., 5.63%, 08/01/2025	75,000	78,000
	Principal Amount	Value
Household Durables-(continued)
Meritage Homes Corp., 6.00%, 06/01/2025	$100,000	$ 110,875
Weekley Homes LLC/Weekley Finance Corp., 6.62%, 08/15/2025	75,000	75,375
William Lyon Homes, Inc., 5.87%, 01/31/2025	250,000	253,750
		1,017,345
Household Products-0.97%
Energizer Holdings, Inc., 5.50%, 06/15/2025(b)	262,000	266,074
Spectrum Brands, Inc., 5.75%, 07/15/2025	447,000	467,115
		733,189
Independent Power and Renewable Electricity Producers-1.35%
AES Corp. (The), 5.50%, 04/15/2025	199,000	208,209
Calpine Corp., 5.75%, 01/15/2025	637,000	648,944
TerraForm Power Operating, LLC, 6.63%, 06/15/2025(b)	155,000	164,300
		1,021,453
Industrial Conglomerates-1.00%
Brand Industrial Services, Inc., 8.50%, 07/15/2025(b)(c)	436,000	386,405
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.38%, 12/15/2025	350,000	371,437
		757,842
Insurance-1.48%
Acrisure LLC/Acrisure Finance, Inc., 7.00%, 11/15/2025(b)	400,000	370,384
AssuredPartners, Inc., 7.00%, 08/15/2025(b)	244,000	244,610
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/2025(b)	250,000	266,250
USI, Inc., 6.87%, 05/01/2025(b)	244,000	243,390
		1,124,634
IT Services-1.03%
Booz Allen Hamilton, Inc., 5.13%, 05/01/2025(b)	150,000	154,875
Cardtronics Inc. / Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	100,000	100,500
Gartner, Inc., 5.12%, 04/01/2025(b)	500,000	525,620
		780,995
Leisure Products-0.88%
Mattel, Inc., 6.75%, 12/31/2025(b)	650,000	669,500
Life Sciences Tools & Services-1.34%
Avantor, Inc., 9.00%, 10/01/2025(b)	900,000	1,014,750
Machinery-1.32%
Navistar International Corp., 6.62%, 11/01/2025(b)	468,000	476,190
Tennant Co., 5.63%, 05/01/2025	100,000	103,750
Terex Corp., 5.62%, 02/01/2025(b)	194,000	197,651
TriMas Corp., 4.88%, 10/15/2025(b)	120,000	121,725
Wabash National Corp., 5.50%, 10/01/2025(b)	100,000	99,116
		998,432
Media-5.52%
Altice Luxembourg S.A. (Luxembourg), 7.62%, 02/15/2025(b)	660,000	684,750
AMC Networks, Inc., 4.75%, 08/01/2025	350,000	358,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)—(continued)
August 31, 2019
	Principal Amount	Value
Media-(continued)
Block Communications, Inc., 6.87%, 02/15/2025(b)	$232,000	$ 244,760
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 05/01/2025(b)	341,000	355,066
CSC Holdings, LLC, 6.62%, 10/15/2025(b)	509,000	546,198
E.W. Scripps Co. (The), 5.13%, 05/15/2025(b)	150,000	151,500
Radiate Holdco LLC/Radiate Finance Inc., 6.62%, 02/15/2025(b)	150,000	149,625
Sirius XM Radio, Inc., 5.38%, 04/15/2025(b)	547,000	569,564
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), 5.00%, 01/15/2025(b)	200,000	207,274
Univision Communications, Inc., 5.13%, 02/15/2025(b)	737,000	714,809
Ziggo Bond Co., B.V. (Netherlands), 5.87%, 01/15/2025(b)	200,000	207,750
		4,190,046
Metals & Mining-2.82%
Big River Steel LLC / BRS Finance Corp., 7.25%, 09/01/2025(b)	219,000	232,140
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025(c)	487,000	489,435
Constellium N.V., 6.63%, 03/01/2025(b)	370,000	388,269
Hudbay Minerals, Inc. (Canada), 7.62%, 01/15/2025(b)	275,000	280,494
IAMGOLD Corp. (Canada), 7.00%, 04/15/2025(b)(c)	211,000	221,023
Steel Dynamics, Inc., 4.13%, 09/15/2025	120,000	121,500
TMS International Corp., 7.25%, 08/15/2025(b)	75,000	71,813
United States Steel Corp., 6.87%, 08/15/2025(c)	350,000	333,917
		2,138,591
Mortgage REITs-0.34%
Starwood Property Trust, Inc., 4.75%, 03/15/2025	250,000	256,875
Oil, Gas & Consumable Fuels-13.02%
Aker BP A.S.A (Norway), 5.87%, 03/31/2025(b)	200,000	211,600
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.87%, 02/01/2025	450,000	402,750
Carrizo Oil & Gas, Inc., 8.25%, 07/15/2025	99,000	96,525
Cheniere Corpus Christi Holdings LLC, 5.87%, 03/31/2025	777,000	868,297
Cheniere Energy Partners, L.P., 5.25%, 10/01/2025	800,000	830,000
Chesapeake Energy Corp., 8.00%, 01/15/2025(c)	486,000	370,575
CONSOL Energy, Inc., 11.00%, 11/15/2025(b)	150,000	154,875
Covey Park Energy LLC / Covey Park Finance Corp., 7.50%, 05/15/2025(b)	200,000	143,000
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	244,000	250,710
CrownRock L.P. / CrownRock Finance Inc., 5.62%, 10/15/2025(b)	650,000	645,937
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
DCP Midstream Operating L.P., 5.38%, 07/15/2025	$400,000	$ 424,000
Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.75%, 05/15/2025	100,000	100,500
Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, 10/01/2025	200,000	195,500
Golden Nugget Inc., 8.75%, 10/01/2025(b)	250,000	262,813
Gulfport Energy Corp., 6.37%, 05/15/2025	287,000	208,075
HighPoint Operating Corp., 8.75%, 06/15/2025	81,000	73,508
Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 10/01/2025(b)	250,000	234,375
MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	444,000	447,885
Murphy Oil Corp., 5.75%, 08/15/2025	342,000	347,882
Neptune Energy Bondco PLC (United Kingdom), 6.62%, 05/15/2025(b)(c)	200,000	201,100
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	100,000	99,250
Parsley Energy, LLC/Parsley Finance Corp.
5.38%, 01/15/2025(b)	294,000	301,350
5.25%, 08/15/2025(b)	200,000	204,000
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025	286,000	297,343
Peabody Energy Corp., 6.37%, 03/31/2025(b)	161,000	168,144
Range Resources Corp., 4.88%, 05/15/2025(c)	394,000	325,050
RBS Global Inc./ Rexnord LLC, 4.88%, 12/15/2025(b)	250,000	258,750
SemGroup Corp., 6.37%, 03/15/2025	120,000	114,000
Seven Generations Energy Ltd. (Canada), 5.38%, 09/30/2025(b)	342,000	328,748
SM Energy Co., 5.63%, 06/01/2025(c)	144,000	123,120
Southwestern Energy Co., 6.20%, 01/23/2025	479,000	421,520
SRC Energy, Inc., 6.25%, 12/01/2025	250,000	249,063
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 04/15/2025	144,000	124,229
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	314,000	298,496
Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)	100,000	96,000
		9,878,970
Paper & Forest Products-0.46%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	150,000	140,250
Mercer International, Inc. (Germany), 7.37%, 01/15/2025	200,000	206,500
		346,750
Personal Products-0.27%
First Quality Finance Co., Inc., 5.00%, 07/01/2025(b)	200,000	208,000
Pharmaceuticals-3.59%
Bausch Health Cos., Inc.
6.12%, 04/15/2025(b)	1,507,000	1,555,978
5.50%, 11/01/2025(b)	905,000	952,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)—(continued)
August 31, 2019
	Principal Amount	Value
Pharmaceuticals-(continued)
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 02/01/2025(b)	$201,000	$ 126,630
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, 5.50%, 04/15/2025(b)(c)	187,000	86,604
		2,721,706
Real Estate Management & Development-1.63%
Five Point Operating Co. L.P. / Five Point Capital Corp., 7.87%, 11/15/2025(b)	200,000	201,125
Greystar Real Estate Partners, LLC, 5.75%, 12/01/2025(b)	200,000	205,570
Howard Hughes Corp. (The), 5.38%, 03/15/2025(b)	474,000	490,590
WeWork Cos., Inc., 7.87%, 05/01/2025(b)	330,000	338,250
		1,235,535
Road & Rail-0.19%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 03/15/2025(b)	144,000	147,060
Software-0.81%
Ascend Learning LLC, 6.88%, 08/01/2025(b)	150,000	156,000
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, 07/15/2025(b)	294,000	310,508
Nielsen Co. (Luxembourg) S.a.r.l. (The), 5.00%, 02/01/2025(b)(c)	150,000	148,875
		615,383
Specialty Retail-1.35%
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	100,000	103,875
PetSmart, Inc., 5.87%, 06/01/2025(b)	687,000	676,695
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025(c)	244,000	245,220
		1,025,790
Technology Hardware, Storage & Peripherals-0.24%
Everi Payments Inc., 7.50%, 12/15/2025(b)	170,000	178,925
Textiles, Apparel & Luxury Goods-0.27%
Levi Strauss & Co., 5.00%, 05/01/2025(c)	196,000	204,820
Thrifts & Mortgage Finance-0.73%
Quicken Loans, Inc., 5.75%, 05/01/2025(b)	527,000	552,033
Tobacco-0.36%
Vector Group Ltd., 6.13%, 02/01/2025(b)	274,000	269,890
Trading Companies & Distributors-2.61%
Beacon Roofing Supply, Inc., 4.87%, 11/01/2025(b)	550,000	544,500
	Principal Amount	Value
Trading Companies & Distributors-(continued)
Cumberland Farms, Inc., 6.75%, 05/01/2025(b)	$144,000	$ 155,160
H&E Equipment Services, Inc., 5.62%, 09/01/2025	500,000	525,625
United Rentals North America, Inc.
5.50%, 07/15/2025	375,000	392,344
4.63%, 10/15/2025	350,000	361,270
		1,978,899
Wireless Telecommunication Services-1.36%
Qualitytech L.P./ QTS Finance Corp., 4.75%, 11/15/2025(b)	100,000	102,625
Sprint Corp., 7.62%, 02/15/2025	669,000	750,116
T-Mobile USA, Inc., 5.13%, 04/15/2025	170,000	177,747
		1,030,488
Total U.S. Dollar Denominated Bonds & Notes (Cost $72,757,337)		74,365,970
	Shares
Money Market Funds-0.09%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $67,160)	67,160	67,160
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.10% (Cost $72,824,497)		74,433,130
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.72%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	3,258,024	3,258,024
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	1,085,574	1,086,008
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,344,032)		4,344,032
TOTAL INVESTMENTS IN SECURITIES-103.82% (Cost $77,168,529)		78,777,162
OTHER ASSETS LESS LIABILITIES-(3.82)%		(2,898,633)
NET ASSETS-100.00%		$75,878,529

Investment Abbreviations:
REIT	-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)—(continued)
August 31, 2019
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $46,336,905, which represented 61.07% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
August 31, 2019
Schedule of Investments(a)
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.33%
Aerospace & Defense-1.95%
BBA U.S. Holdings, Inc., 5.38%, 05/01/2026(b)	$75,000	$ 78,562
BWX Technologies, Inc., 5.38%, 07/15/2026(b)	150,000	159,375
TransDigm, Inc., 6.37%, 06/15/2026	250,000	263,310
		501,247
Auto Components-1.51%
Dana Financing Luxembourg S.a.r.l., 6.50%, 06/01/2026(b)	71,000	74,728
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/2026(c)	275,000	273,281
Tenneco, Inc., 5.00%, 07/15/2026(c)	50,000	39,094
		387,103
Automobiles-0.55%
American Axle & Manufacturing, Inc., 6.25%, 03/15/2026	50,000	46,625
Cooper-Standard Automotive Inc., 5.63%, 11/15/2026(b)	50,000	43,125
J.B. Poindexter & Co., Inc., 7.12%, 04/15/2026(b)	50,000	51,375
		141,125
Building Products-1.63%
American Woodmark Corp., 4.87%, 03/15/2026(b)	50,000	50,500
Cornerstone Building Brands, Inc., 8.00%, 04/15/2026(b)(c)	160,000	152,200
Masonite International Corp., 5.75%, 09/15/2026(b)	50,000	53,125
PGT Escrow Issuer, Inc., 6.75%, 08/01/2026(b)	150,000	162,375
		418,200
Capital Markets-0.32%
MSCI, Inc., 4.75%, 08/01/2026(b)	79,000	82,851
Chemicals-1.74%
Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(b)	200,000	200,500
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	50,000	51,375
Ingevity Corp., 4.50%, 02/01/2026(b)	50,000	48,625
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	50,000	52,063
Tronox Inc., 6.50%, 04/15/2026(b)(c)	100,000	95,375
		447,938
Commercial Services & Supplies-1.95%
Cimpress N.V. (Netherlands), 7.00%, 06/15/2026(b)	150,000	157,687
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/2026	100,000	104,125
GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(b)	100,000	104,000
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	130,000	135,850
		501,662
Communications Equipment-0.84%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026	200,000	216,000
	Principal Amount	Value
Construction & Engineering-0.40%
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/2026(b)	$100,000	$ 102,800
Consumer Finance-2.20%
Navient Corp., 6.75%, 06/15/2026(c)	100,000	107,250
Springleaf Finance Corp., 7.13%, 03/15/2026	400,000	456,950
		564,200
Containers & Packaging-1.96%
Ball Corp., 4.88%, 03/15/2026	150,000	165,000
Berry Global, Inc., 4.50%, 02/15/2026(b)	100,000	99,750
Crown Cork & Seal Co, Inc., 7.37%, 12/15/2026	100,000	122,000
Flex Acquisition Co., Inc., 7.87%, 07/15/2026(b)	130,000	117,975
		504,725
Distributors-0.54%
American Builders & Contractors Supply Co., Inc., 5.88%, 05/15/2026(b)	130,000	138,288
Diversified Consumer Services-0.83%
Carriage Services, Inc., 6.62%, 06/01/2026(b)	50,000	51,375
Frontdoor, Inc., 6.75%, 08/15/2026(b)	50,000	54,375
Graham Holdings Co., 5.75%, 06/01/2026(b)	100,000	107,250
		213,000
Diversified Financial Services-0.90%
Compass Group Diversified Holdings LLC, 8.00%, 05/01/2026(b)	80,000	84,500
Hunt Cos., Inc., 6.25%, 02/15/2026(b)	150,000	146,250
		230,750
Diversified Telecommunication Services-6.36%
Altice France S.A. (France), 7.37%, 05/01/2026(b)	900,000	963,000
Frontier Communications Corp., 8.50%, 04/01/2026(b)	475,000	463,125
Level 3 Financing, Inc., 5.25%, 03/15/2026	200,000	209,000
		1,635,125
Electric Utilities-0.89%
Talen Energy Supply, LLC, 10.50%, 01/15/2026(b)	250,000	227,875
Electronic Equipment, Instruments & Components-0.60%
Itron, Inc., 5.00%, 01/15/2026(b)	150,000	153,750
Energy Equipment & Services-0.55%
Precision Drilling Corp. (Canada), 7.12%, 01/15/2026(b)	100,000	89,750
USA Compression Partners L.P. / USA Compression Finance Corp., 6.88%, 04/01/2026	50,000	51,500
		141,250
Entertainment-2.90%
AMC Entertainment Holdings, Inc., 5.87%, 11/15/2026	250,000	230,000
Live Nation Entertainment, Inc., 5.62%, 03/15/2026(b)	50,000	53,438
National CineMedia, LLC, 5.75%, 08/15/2026	50,000	48,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)—(continued)
August 31, 2019
	Principal Amount	Value
Entertainment-(continued)
Netflix, Inc., 4.38%, 11/15/2026	$250,000	$ 256,562
WMG Acquisition Corp.,Series 19-A, 5.50%, 04/15/2026(b)	150,000	157,500
		746,125
Equity REITs-1.16%
CBL & Associates L.P., 5.95%, 12/15/2026(c)	100,000	66,000
GEO Group, Inc. (The), 6.00%, 04/15/2026	50,000	43,500
Iron Mountain US Holdings, Inc., 5.37%, 06/01/2026(b)	50,000	51,875
MGM Growth Properties Operating Partnership L.P./MGP Finance Co.-Issuer, Inc., 4.50%, 09/01/2026	130,000	136,825
		298,200
Food & Staples Retailing-0.77%
Sigma Holdco B.V. (Netherlands), 7.88%, 05/15/2026(b)	200,000	198,000
Food Products-2.91%
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 06/01/2026(b)	100,000	77,500
Lamb Weston Holdings, Inc., 4.87%, 11/01/2026(b)	190,000	199,263
Post Holdings, Inc., 5.00%, 08/15/2026(b)	450,000	470,812
		747,575
Gas Utilities-0.84%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	150,000	163,643
Superior Plus L.P./Superior General Partner Inc. (Canada), 7.00%, 07/15/2026(b)	50,000	52,625
		216,268
Health Care Equipment & Supplies-0.21%
Teleflex, Inc., 4.88%, 06/01/2026	50,000	52,923
Health Care Providers & Services-6.75%
AHP Health Partners, Inc., 9.75%, 07/15/2026(b)(c)	100,000	107,913
Centene Corp., 5.37%, 06/01/2026(b)	450,000	482,197
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)(c)	150,000	144,000
HCA, Inc.
5.87%, 02/15/2026	400,000	457,300
5.38%, 09/01/2026	150,000	167,625
NVA Holdings, Inc., 6.87%, 04/01/2026(b)	75,000	80,460
WellCare Health Plans, Inc., 5.38%, 08/15/2026(b)	275,000	293,906
		1,733,401
Hotels, Restaurants & Leisure-6.84%
Aramark Services, Inc., 4.75%, 06/01/2026	75,000	77,062
Boyd Gaming Corp., 6.00%, 08/15/2026	170,000	180,200
Hilton Domestic Operating Co., Inc., 5.12%, 05/01/2026	375,000	396,750
IRB Holding Corp., 6.75%, 02/15/2026(b)	100,000	100,750
Marriott Ownership Resorts, Inc. / ILG LLC, 6.50%, 09/15/2026	225,000	243,945
Merlin Entertainments PLC (United Kingdom), 5.75%, 06/15/2026(b)	200,000	209,000
	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
MGM Resorts International, 4.63%, 09/01/2026	$130,000	$ 135,200
Party City Holdings, Inc., 6.62%, 08/01/2026(b)(c)	100,000	95,500
Stars Group Holdings B.V./Stars Group US Co-Borrower LLC (Canada), 7.00%, 07/15/2026(b)	300,000	319,125
		1,757,532
Household Durables-2.25%
LGI Homes, Inc., 6.87%, 07/15/2026(b)	50,000	52,438
PulteGroup, Inc., 5.50%, 03/01/2026	150,000	165,187
SRS Distribution, Inc., 8.25%, 07/01/2026(b)(c)	100,000	98,250
Tempur Sealy International, Inc., 5.50%, 06/15/2026	150,000	157,312
TopBuild Corp., 5.63%, 05/01/2026(b)	100,000	104,750
		577,937
Household Products-0.21%
Energizer Holdings, Inc., 6.38%, 07/15/2026(b)(c)	50,000	52,813
Independent Power and Renewable Electricity Producers-1.50%
Calpine Corp., 5.25%, 06/01/2026(b)	300,000	304,875
Clearway Energy Operating LLC, 5.00%, 09/15/2026	80,000	81,400
		386,275
Insurance-1.49%
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	50,000	52,750
HUB International Ltd., 7.00%, 05/01/2026(b)	325,000	330,688
		383,438
Life Sciences Tools & Services-1.66%
Charles River Laboratories International, Inc., 5.50%, 04/01/2026(b)	200,000	214,480
IQVIA, Inc., 5.00%, 10/15/2026(b)	200,000	211,750
		426,230
Machinery-1.43%
Mueller Water Products, Inc., 5.50%, 06/15/2026(b)	100,000	105,500
SPX FLOW, Inc., 5.87%, 08/15/2026(b)	50,000	53,000
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada), 7.75%, 04/15/2026(b)	230,000	208,725
		367,225
Media-12.52%
Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(b)	500,000	533,750
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 02/15/2026(b)	625,000	663,281
5.50%, 05/01/2026(b)	325,000	343,281
DISH DBS Corp., 7.75%, 07/01/2026	525,000	517,125
Gray Television, Inc., 5.87%, 07/15/2026(b)	150,000	157,125
McClatchy Co. (The), 9.00%, 07/15/2026	70,000	66,514
Sinclair Television Group, Inc., 5.87%, 03/15/2026(b)	200,000	210,250
Sirius XM Radio, Inc., 5.38%, 07/15/2026(b)	100,000	106,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)—(continued)
August 31, 2019
	Principal Amount	Value
Media-(continued)
Virgin Media Secured Finance PLC (United Kingdom)
5.25%, 01/15/2026(b)	$400,000	$ 411,500
5.50%, 08/15/2026(b)	200,000	209,750
		3,218,576
Metals & Mining-4.33%
Baffinland Iron Mines Corp. / Baffinland Iron Mines L.P. (Canada), 8.75%, 07/15/2026(b)	100,000	102,250
Constellium S.E., 5.88%, 02/15/2026(b)	250,000	261,250
JW Aluminum Continuous Cast Co., 10.25%, 06/01/2026(b)	100,000	105,750
Novelis Corp., 5.87%, 09/30/2026(b)	425,000	449,969
Steel Dynamics, Inc., 5.00%, 12/15/2026	100,000	104,750
United States Steel Corp., 6.25%, 03/15/2026(c)	100,000	88,813
		1,112,782
Oil, Gas & Consumable Fuels-14.11%
Berry Petroleum Co., LLC, 7.00%, 02/15/2026(b)	100,000	92,250
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.62%, 07/15/2026(b)	50,000	49,469
Callon Petroleum Co., 6.37%, 07/01/2026	100,000	97,500
Centennial Resource Production, LLC, 5.38%, 01/15/2026(b)	100,000	95,750
Cheniere Energy Partners L.P., 5.63%, 10/01/2026	300,000	318,000
CNX Midstream Partners L.P. / CNX Midstream Finance Corp., 6.50%, 03/15/2026(b)	100,000	94,050
Endeavor Energy Resources L.P. / EER Finance Inc., 5.50%, 01/30/2026(b)	100,000	104,375
EP Energy LLC / Everest Acquisition Finance, Inc., 7.75%, 05/15/2026(b)	225,000	189,000
Extraction Oil & Gas, Inc., 5.63%, 02/01/2026(b)	100,000	66,500
Genesis Energy L.P. / Genesis Energy Finance Corp., 6.25%, 05/15/2026	100,000	96,039
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.63%, 02/15/2026(b)	250,000	260,000
Indigo Natural Resources LLC, 6.87%, 02/15/2026(b)	130,000	107,900
Jagged Peak Energy LLC, 5.87%, 05/01/2026	120,000	121,020
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026(b)	100,000	100,000
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(b)	150,000	105,375
Oasis Petroleum, Inc., 6.25%, 05/01/2026(b)	100,000	81,125
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	110,000	115,913
PDC Energy, Inc., 5.75%, 05/15/2026	130,000	127,387
QEP Resources, Inc., 5.63%, 03/01/2026(c)	125,000	101,875
SemGroup Corp., 7.25%, 03/15/2026	50,000	48,000
SM Energy Co., 6.75%, 09/15/2026	125,000	106,875
Southwestern Energy Co., 7.50%, 04/01/2026	230,000	202,446
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, 04/15/2026	300,000	315,375
Terraform Global Operating, LLC, 6.12%, 03/01/2026(b)	100,000	103,000
	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
TransMontaigne Partners L.P./TLP Finance Corp., 6.12%, 02/15/2026	$150,000	$ 145,500
Whiting Petroleum Corp., 6.62%, 01/15/2026(c)	225,000	163,957
WPX Energy, Inc., 5.75%, 06/01/2026	210,000	218,662
		3,627,343
Paper & Forest Products-0.19%
Mercer International, Inc. (Germany), 5.50%, 01/15/2026	50,000	49,510
Personal Products-0.55%
Coty, Inc., 6.50%, 04/15/2026(b)	150,000	142,125
Pharmaceuticals-0.78%
Catalent Pharma Solutions, Inc., 4.88%, 01/15/2026(b)	100,000	102,000
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	100,000	98,875
		200,875
Semiconductors & Semiconductor Equipment-1.80%
Entegris, Inc., 4.63%, 02/10/2026(b)	75,000	77,625
Qorvo, Inc., 5.50%, 07/15/2026	360,000	385,207
		462,832
Software-3.24%
ACI Worldwide, Inc., 5.75%, 08/15/2026(b)	50,000	52,688
Banff Merger Sub, Inc., 9.75%, 09/01/2026(b)	350,000	320,250
Fair Isaac Corp., 5.25%, 05/15/2026(b)	100,000	107,000
Nuance Communications, Inc., 5.62%, 12/15/2026	80,000	84,500
Verscend Escrow Corp., 9.75%, 08/15/2026(b)	250,000	268,582
		833,020
Specialty Retail-0.49%
Penske Automotive Group, Inc., 5.50%, 05/15/2026	120,000	126,150
Textiles, Apparel & Luxury Goods-0.81%
Hanesbrands, Inc., 4.88%, 05/15/2026(b)	150,000	158,877
Wolverine World Wide, Inc., 5.00%, 09/01/2026(b)	50,000	50,125
		209,002
Thrifts & Mortgage Finance-0.82%
Nationstar Mortgage Holdings Inc., 9.13%, 07/15/2026(b)	200,000	211,750
Wireless Telecommunication Services-2.05%
Sprint Corp., 7.63%, 03/01/2026	375,000	422,344
T-Mobile USA, Inc., 4.50%, 02/01/2026	100,000	104,126
		526,470
Total U.S. Dollar Denominated Bonds & Notes (Cost $24,855,938)		25,272,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)—(continued)
August 31, 2019
	Shares	Value
Money Market Funds-0.22%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(d) (Cost $56,590)	56,590	$ 56,590
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.55% (Cost $24,912,528)		25,328,856
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.36%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(d)(e)	1,033,482	1,033,482
	Shares	Value
Money Market Funds-(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(d)(e)	344,356	$ 344,494
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,377,976)		1,377,976
TOTAL INVESTMENTS IN SECURITIES-103.91% (Cost $26,290,504)		26,706,832
OTHER ASSETS LESS LIABILITIES-(3.91)%		(1,005,137)
NET ASSETS-100.00%		$ 25,701,695

Investment Abbreviations:
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $16,094,334, which represented 62.62% of the Fund’s Net Assets.
(c)	All or a portion of this security was out on loan at August 31, 2019.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.72%
Brazil-8.16%
Banco Bradesco S.A.
5.90%, 01/16/2021(a)	$100,000	$ 103,431
REGS, 5.90%, 01/16/2021(a)	100,000	103,431
Banco do Brasil S.A., REGS, 5.38%, 01/15/2021(a)	100,000	102,375
Brazilian Government International Bond, 4.88%, 01/22/2021	200,000	207,952
Itau Unibanco Holding S.A., REGS, 5.75%, 01/22/2021(a)	100,000	103,375
Petrobras Global Finance B.V.
5.38%, 01/27/2021	100,000	103,500
8.38%, 05/23/2021	100,000	109,750
		833,814
Chile-3.01%
Chile Government International Bond, 3.25%, 09/14/2021	300,000	307,878
China-6.94%
Alibaba Group Holding Ltd., 3.13%, 11/28/2021	100,000	101,793
CNOOC Finance (2011) Ltd., 4.25%, 01/26/2021(a)	200,000	205,282
Huarong Finance II Co., Ltd., REGS, 3.63%, 11/22/2021(a)	200,000	202,746
Sinopec Group Overseas Development (2016) Ltd., 2.00%, 09/29/2021(a)	200,000	198,590
		708,411
Colombia-4.09%
Bancolombia S.A., 5.95%, 06/03/2021	100,000	105,811
Colombia Government International Bond, 4.38%, 07/12/2021	300,000	311,778
		417,589
Hungary-2.08%
Hungary Government International Bond, 6.38%, 03/29/2021	200,000	212,698
India-6.10%
Bank of India, REGS, 6.25%, 02/16/2021(a)	200,000	209,584
Indian Oil Corp. Ltd., REGS, 5.63%, 08/02/2021(a)	200,000	211,104
Jubilant Pharma Ltd., REGS, 4.88%, 10/06/2021(a)	200,000	201,793
		622,481
Indonesia-8.22%
Indonesia Government International Bond
4.88%, 05/05/2021(a)	200,000	208,404
REGS, 4.88%, 05/05/2021(a)	200,000	208,405
PT Pertamina (Persero), 5.25%, 05/23/2021(a)	200,000	209,471
PT Perusahaan Listrik Negara, REGS, 5.50%, 11/22/2021(a)	200,000	213,000
		839,280
	Principal Amount	Value
Malaysia-3.92%
Export-Import Bank of Malaysia Bhd., REGS, 2.48%, 10/20/2021(a)	$200,000	$ 200,299
RHB Bank Bhd, REGS, 2.50%, 10/06/2021(a)	200,000	200,508
		400,807
Mexico-7.05%
Comision Federal de Electricidad, 4.88%, 05/26/2021(a)	200,000	207,752
Mexico Government International Bond, 3.50%, 01/21/2021	200,000	204,127
Petroleos Mexicanos
5.50%, 01/21/2021	200,000	204,594
6.38%, 02/04/2021	100,000	103,500
		719,973
Philippines-2.01%
Philippine Government International Bond, 4.00%, 01/15/2021	200,000	205,270
Poland-4.12%
Republic of Poland Government International Bond, 5.13%, 04/21/2021	400,000	420,750
Russia-6.27%
Alfa Bank AO Via Alfa Bond Issuance PLC
7.75%, 04/28/2021(a)	200,000	215,253
REGS, 7.75%, 04/28/2021(a)	200,000	215,253
Sberbank of Russia Via SB Capital S.A., REGS, Series 7, 5.72%, 06/16/2021(a)	200,000	210,084
		640,590
South Africa-3.94%
Eskom Holdings SOC Ltd., REGS, 5.75%, 01/26/2021(a)	400,000	402,144
Supranational-8.01%
Asian Development Bank
2.25%, 01/20/2021	200,000	201,582
1.63%, 03/16/2021	200,000	200,058
Black Sea Trade & Development Bank
4.88%, 05/06/2021(a)	200,000	208,012
REGS, 4.88%, 05/06/2021(a)	200,000	208,012
		817,664
Taiwan-2.91%
Foxconn (Far East) Ltd., REGS, 2.25%, 09/23/2021(a)	300,000	297,669
Thailand-2.06%
PTTEP Canada International Finance Ltd., REGS, 5.69%, 04/05/2021(a)	200,000	210,586
Turkey-9.71%
Hazine Mustesarligi Varlik Kiralama A.S.
4.25%, 06/08/2021(a)	200,000	198,907
REGS, 4.25%, 06/08/2021(a)	200,000	198,907
Turkey Government International Bond, 5.63%, 03/30/2021	200,000	202,815
Turkiye Vakiflar Bankasi T.A.O.
5.50%, 10/27/2021(a)	200,000	195,536
REGS, 5.50%, 10/27/2021(a)	200,000	195,534
		991,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)—(continued)
August 31, 2019
	Principal Amount	Value
United Arab Emirates-10.12%
Abu Dhabi Government International Bond
2.13%, 05/03/2021(a)	$200,000	$ 200,626
REGS, 2.13%, 05/03/2021(a)	200,000	200,626
Abu Dhabi National Energy Co. PJSC, 5.88%, 12/13/2021(a)	200,000	215,524
Dolphin Energy Ltd. LLC, 5.50%, 12/15/2021(a)	200,000	213,289
EIB Sukuk Co. Ltd., REGS, 3.54%, 05/31/2021(a)	200,000	203,016
		1,033,081
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,852,827)		10,082,384
	Shares	Value
Money Market Funds-0.20%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(b) (Cost $20,198)	20,198	$ 20,198
TOTAL INVESTMENTS IN SECURITIES-98.92% (Cost $9,873,025)		10,102,582
OTHER ASSETS LESS LIABILITIES-1.08%		110,371
NET ASSETS-100.00%		$ 10,212,953

Investment Abbreviations:
REGS-Regulation S

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $6,878,528, which represented 67.35% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.43%
Brazil-6.98%
Banco do Brasil S.A., 5.88%, 01/26/2022(a)	$200,000	$ 209,249
Cielo USA, Inc., 3.75%, 11/16/2022(a)	92,571	92,571
Itau Unibanco Holding S.A., 5.50%, 08/06/2022(a)	200,000	209,939
Petrobras Global Finance B.V., 6.13%, 01/17/2022	100,000	107,490
Vale Overseas Ltd., 4.38%, 01/11/2022	100,000	103,875
		723,124
Chile-1.50%
Banco del Estado de Chile, 3.88%, 02/08/2022(a)	150,000	156,002
China-5.96%
CNOOC Finance (2012) Ltd., 3.88%, 05/02/2022(a)	200,000	207,531
Sinopec Group Overseas Development (2012) Ltd., 3.90%, 05/17/2022(a)	200,000	207,766
State Grid Overseas Investment (2016) Ltd., 2.75%, 05/04/2022(a)	200,000	202,103
		617,400
Colombia-3.01%
Bancolombia S.A., 5.13%, 09/11/2022	100,000	105,900
Grupo Aval Ltd., 4.75%, 09/26/2022(a)(b)	200,000	206,510
		312,410
Hong Kong-3.98%
WTT Investment Ltd.
5.50%, 11/21/2022(a)	200,000	206,232
REGS, 5.50%, 11/21/2022(a)	200,000	206,232
		412,464
India-4.54%
JSW Steel Ltd., REGS, 5.25%, 04/13/2022(a)	200,000	202,996
Reliance Holding USA, Inc., 5.40%, 02/14/2022(a)	250,000	267,157
		470,153
Indonesia-7.99%
Indonesia Government International Bond, 3.75%, 04/25/2022(a)	200,000	206,511
Perusahaan Penerbit SBSN Indonesia III
3.40%, 03/29/2022(a)	200,000	204,542
3.30%, 11/21/2022(a)	200,000	205,150
PT Pertamina (Persero), 4.88%, 05/03/2022(a)	200,000	211,833
		828,036
Ireland-1.02%
Park Aerospace Holdings Ltd., REGS, 5.25%, 08/15/2022(a)	100,000	105,875
Malaysia-4.18%
Petronas Capital Ltd.
3.13%, 03/18/2022(a)	200,000	204,115
7.88%, 05/22/2022(a)	200,000	228,905
		433,020
Mauritius Island-1.91%
Neerg Energy Ltd., 6.00%, 02/13/2022(a)	200,000	197,608
	Principal Amount	Value
Mexico-9.71%
America Movil S.A.B. de C.V., 3.13%, 07/16/2022	$200,000	$ 205,656
Banco Santander (Mexico) S.A., Institucion de Banca Multiple, Grupo Financiero Santander, 4.13%, 11/09/2022(a)	150,000	155,812
Grupo Bimbo, S.A.B. de C.V., 4.50%, 01/25/2022(a)	100,000	104,546
Mexico Government International Bond
3.63%, 03/15/2022	150,000	155,627
8.00%, 09/24/2022	200,000	232,252
Petroleos Mexicanos, 4.88%, 01/24/2022	150,000	152,813
		1,006,706
Panama-1.94%
Banistmo S.A., 3.65%, 09/19/2022(a)	200,000	200,752
Peru-2.03%
Banco BBVA Peru S.A., REGS, 5.00%, 08/26/2022(a)	100,000	106,376
Volcan Cia Minera SAA, REGS, 5.38%, 02/02/2022(a)	100,000	103,825
		210,201
Poland-3.12%
Republic of Poland Government International Bond, 5.00%, 03/23/2022	300,000	323,541
Russia-10.16%
Rosneft Oil Co. Via Rosneft International Finance DAC, 4.20%, 03/06/2022(a)	200,000	204,833
Russian Foreign Bond - Eurobond, 4.50%, 04/04/2022(a)	200,000	212,033
Sberbank of Russia Via SB Capital S.A.
6.13%, 02/07/2022(a)	200,000	214,919
5.13%, 10/29/2022(a)	200,000	208,373
VTB Bank OJSC Via VTB Capital S.A., 6.95%, 10/17/2022(a)	200,000	212,706
		1,052,864
South Africa-4.98%
MTN (Mauritius) Investment Ltd., 5.37%, 02/13/2022(a)	200,000	207,073
Republic of South Africa Government International Bond, 5.88%, 05/30/2022	100,000	107,162
Transnet SOC Ltd., 4.00%, 07/26/2022(a)	200,000	201,900
		516,135
Supranational-4.87%
Asian Development Bank
2.00%, 02/16/2022	200,000	202,414
1.88%, 02/18/2022	100,000	100,902
1.75%, 09/13/2022	200,000	201,558
		504,874
Thailand-2.01%
Bangkok Bank PCL, REGS, 3.88%, 09/27/2022(a)	200,000	208,656
Turkey-9.51%
QNB Finansbank A.S., 4.88%, 05/19/2022(a)	200,000	195,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)—(continued)
August 31, 2019
	Principal Amount	Value
Turkey-(continued)
Turkey Government International Bond
5.13%, 03/25/2022	$200,000	$ 198,587
6.25%, 09/26/2022	200,000	202,386
Turkiye Garanti Bankasi A.S., 5.25%, 09/13/2022(a)	200,000	194,869
Turkiye Is Bankasi A.S., REGS, 5.50%, 04/21/2022(a)	200,000	193,619
		985,458
United Arab Emirates-7.99%
Abu Dhabi Government International Bond
2.50%, 10/11/2022(a)	200,000	203,392
REGS, 2.50%, 10/11/2022(a)	200,000	203,392
DIB Sukuk Ltd., REGS, 3.66%, 02/14/2022(a)	200,000	205,276
MDC - GMTN B.V., 5.50%, 03/01/2022(a)	200,000	216,616
		828,676
United States-1.04%
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(a)	100,000	108,125
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,856,537)		10,202,080
	Shares
Money Market Funds-0.38%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $38,836)	38,836	38,836
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.81% (Cost $9,895,373)		10,240,916
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.56%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	121,878	$ 121,878
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	40,110	40,126
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $162,004)		162,004
TOTAL INVESTMENTS IN SECURITIES-100.37% (Cost $10,057,377)		10,402,920
OTHER ASSETS LESS LIABILITIES-(0.37)%		(38,083)
NET ASSETS-100.00%		$10,364,837

Investment Abbreviations:
REGS-Regulation S

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $7,801,917, which represented 75.27% of the Fund’s Net Assets.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.84%
Brazil-7.93%
Banco do Brasil S.A., 5.88%, 01/19/2023(a)	$200,000	$ 212,750
Brazilian Government International Bond, 2.63%, 01/05/2023	200,000	200,150
Itau Unibanco Holding S.A., 5.13%, 05/13/2023(a)	200,000	209,410
Petrobras Global Finance B.V., 4.38%, 05/20/2023	200,000	207,322
		829,632
Canada-0.98%
NOVA Chemicals Corp., 5.25%, 08/01/2023(a)	100,000	102,300
Chile-5.99%
Banco de Credito e Inversiones S.A., 4.00%, 02/11/2023(a)	200,000	210,856
Inversiones CMPC S.A., 4.38%, 05/15/2023(a)	200,000	210,578
S.A.C.I. Falabella, 3.75%, 04/30/2023(a)	200,000	206,008
		627,442
China-8.02%
CNOOC Finance (2013) Ltd., 3.00%, 05/09/2023	200,000	204,416
CNPC General Capital Ltd., 3.40%, 04/16/2023(a)	200,000	207,915
Sinopec Group Overseas Development (2013) Ltd., 4.38%, 10/17/2023(a)	200,000	216,062
State Grid Overseas Investment (2016) Ltd., 3.75%, 05/02/2023(a)	200,000	211,002
		839,395
Colombia-2.90%
Colombia Government International Bond, 2.63%, 03/15/2023	300,000	303,378
Hungary-4.29%
Hungary Government International Bond
5.38%, 02/21/2023	200,000	220,829
5.75%, 11/22/2023	200,000	227,803
		448,632
India-4.12%
Export-Import Bank of India, REGS, 4.00%, 01/14/2023(a)	200,000	209,380
Indian Oil Corp. Ltd., REGS, 5.75%, 08/01/2023(a)	200,000	221,904
		431,284
Indonesia-8.19%
Indo Energy Finance II B.V., 6.38%, 01/24/2023(a)	114,000	113,008
Indonesia Government International Bond
3.38%, 04/15/2023(a)	200,000	205,930
5.38%, 10/17/2023(a)	200,000	221,790
PT Pertamina (Persero), 4.30%, 05/20/2023(a)	300,000	316,678
		857,406
Ireland-0.99%
Park Aerospace Holdings Ltd., REGS, 4.50%, 03/15/2023(a)	100,000	103,710
	Principal Amount	Value
Mexico-11.40%
Credito Real, S.A.B. de C.V., SOFOM, E.R., REGS, 7.25%, 07/20/2023(a)	$200,000	$ 209,502
Fresnillo PLC, 5.50%, 11/13/2023(a)	200,000	217,752
Mexico Government International Bond, 4.00%, 10/02/2023	350,000	370,571
Petroleos Mexicanos
3.50%, 01/30/2023	200,000	194,800
4.63%, 09/21/2023	200,000	200,600
		1,193,225
Peru-4.97%
Banco de Credito del Peru, 4.25%, 04/01/2023(a)(b)	200,000	211,502
Banco Internacional del Peru SAA Interbank, REGS, 3.38%, 01/18/2023(a)	200,000	203,000
Inretail Pharma S.A., REGS, 5.38%, 05/02/2023(a)	100,000	105,800
		520,302
Philippines-1.97%
Rizal Commercial Banking Corp., REGS, 4.13%, 03/16/2023(a)	200,000	205,913
Poland-1.99%
Republic of Poland Government International Bond, 3.00%, 03/17/2023	200,000	207,962
Russia-8.21%
LUKOIL International Finance B.V., 4.56%, 04/24/2023(a)	200,000	211,653
Mobile Telesystems OJSC Via MTS International Funding Ltd., 5.00%, 05/30/2023(a)	200,000	210,474
Russian Foreign Bond - Eurobond, 4.88%, 09/16/2023(a)	400,000	437,679
		859,806
South Africa-2.95%
Eskom Holdings SOC Ltd., REGS, 6.75%, 08/06/2023(a)	300,000	308,319
Thailand-1.94%
Siam Commercial Bank PCL (The), REGS, 2.75%, 05/16/2023(a)	200,000	203,028
Turkey-9.23%
Hazine Mustesarligi Varlik Kiralama A.S., 5.00%, 04/06/2023(a)	200,000	197,407
KOC Holding A.S., 5.25%, 03/15/2023(a)	200,000	196,842
Petkim Petrokimya Holding A.S., 5.88%, 01/26/2023(a)	200,000	193,738
Turkey Government International Bond, 3.25%, 03/23/2023	200,000	182,748
Turkiye Garanti Bankasi A.S., 5.88%, 03/16/2023(a)	200,000	195,726
		966,461
United Arab Emirates-9.93%
Abu Dhabi National Energy Co. PJSC, 3.63%, 01/12/2023(a)	200,000	207,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)—(continued)
August 31, 2019
	Principal Amount	Value
United Arab Emirates-(continued)
ADCB Finance Cayman Ltd.
4.00%, 03/29/2023(a)	$200,000	$ 209,806
REGS, 4.50%, 03/06/2023(a)	200,000	211,133
DP World Crescent Ltd., 3.91%, 05/31/2023(a)	200,000	207,245
MDC - GMTN B.V., 2.75%, 05/11/2023(a)	200,000	204,321
		1,039,525
United Kingdom-1.84%
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/2023(a)(b)	200,000	192,276
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,795,941)		10,239,996
	Shares
Money Market Funds-1.04%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(c) (Cost $108,674)	108,674	108,674
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.88% (Cost $9,904,615)		10,348,670
	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.94%
Invesco Government & Agency Portfolio, Institutional Class, 2.02%(c)(d)	152,754	$ 152,754
Invesco Liquid Assets Portfolio, Institutional Class, 2.14%(c)(d)	50,594	50,615
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $203,369)		203,369
TOTAL INVESTMENTS IN SECURITIES-100.82% (Cost $10,107,984)		10,552,039
OTHER ASSETS LESS LIABILITIES-(0.82)%		(85,972)
NET ASSETS-100.00%		$10,466,067

Investment Abbreviations:
REGS-Regulation S

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $7,719,417, which represented 73.76% of the Fund’s Net Assets.
(b)	All or a portion of this security was out on loan at August 31, 2019.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
August 31, 2019
Schedule of Investments
	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.47%
Brazil-9.98%
Banco Nacional de Desenvolvimento Economico e Social, REGS, 4.75%, 05/09/2024(a)	$200,000	$ 212,280
Cemig Geracao e Transmissao S.A., 9.25%, 12/05/2024(a)	200,000	231,770
GTL Trade Finance Inc. / Gerdau Holdings Inc., REGS, 5.89%, 04/29/2024(a)	200,000	221,000
Petrobras Global Finance B.V., 6.25%, 03/17/2024	200,000	223,050
Rio Oil Finance Trust, 9.25%, 07/06/2024(a)	149,037	167,296
		1,055,396
Chile-5.96%
Colbun S.A., 4.50%, 07/10/2024(a)	200,000	213,317
Latam Finance Ltd.
6.88%, 04/11/2024(a)	200,000	208,252
REGS, 6.88%, 04/11/2024(a)	200,000	208,252
		629,821
China-9.17%
Alibaba Group Holding Ltd., 3.60%, 11/28/2024	200,000	211,804
CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	200,000	215,682
Sinopec Group Overseas Development (2014) Ltd., REGS, 4.38%, 04/10/2024(a)	300,000	326,343
State Grid Overseas Investment (2014) Ltd., 4.13%, 05/07/2024(a)	200,000	216,214
		970,043
Colombia-6.33%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	213,552
8.13%, 05/21/2024	200,000	251,002
GeoPark Ltd., 6.50%, 09/21/2024(a)	200,000	204,752
		669,306
Hong Kong-2.15%
King Power Capital Ltd., REGS, 5.63%, 11/03/2024(a)	200,000	227,412
Hungary-3.22%
Hungary Government International Bond, 5.38%, 03/25/2024	300,000	340,595
India-6.11%
ABJA Investment Co. Pte Ltd., REGS, 5.95%, 07/31/2024(a)	200,000	208,724
Oil India Ltd., REGS, 5.38%, 04/17/2024(a)	200,000	221,848
ONGC Videsh Ltd., REGS, 4.63%, 07/15/2024(a)	200,000	215,452
		646,024
Indonesia-8.16%
Indika Energy Capital III Pte. Ltd., 5.88%, 11/09/2024(a)	200,000	190,807
Indonesia Government International Bond
5.88%, 01/15/2024(a)	200,000	226,753
REGS, 5.88%, 01/15/2024(a)	200,000	226,753
PT Perusahaan Gas Negara (Persero) Tbk, 5.13%, 05/16/2024(a)	200,000	218,769
		863,082
	Principal Amount	Value
Ireland-2.05%
Park Aerospace Holdings Ltd., 5.50%, 02/15/2024(a)	$200,000	$ 216,530
Mexico-11.22%
Axtel S.A.B de C.V., 6.38%, 11/14/2024(a)	200,000	203,002
Banco Inbursa S.A., Institucion De Banca Multiple Grupo, Financiero Inbursa, 4.13%, 06/06/2024(a)	150,000	154,687
CEMEX Finance LLC, 6.00%, 04/01/2024(a)	200,000	205,500
Comision Federal de Electricidad, 4.88%, 01/15/2024(a)	200,000	212,752
Grupo Bimbo, S.A.B. de C.V., 3.88%, 06/27/2024(a)	200,000	209,725
Petroleos Mexicanos, 4.88%, 01/18/2024	200,000	201,300
		1,186,966
Philippines-5.46%
Philippine Government International Bond, 4.20%, 01/21/2024	300,000	327,245
Power Sector Assets and Liabilities Management Corp., 7.39%, 12/02/2024(a)	200,000	250,010
		577,255
Poland-2.06%
Republic of Poland Government International Bond, 4.00%, 01/22/2024	200,000	217,976
South Africa-2.92%
MTN (Mauritius) Investment Ltd., 4.76%, 11/11/2024(a)	200,000	203,560
Republic of South Africa Government International Bond, 4.67%, 01/17/2024	100,000	105,335
		308,895
Supranational-1.49%
Asian Development Bank, 2.63%, 01/30/2024	150,000	157,476
Turkey-9.13%
Coca-Cola Icecek A.S., 4.22%, 09/19/2024(a)	200,000	195,615
Hazine Mustesarligi Varlik Kiralama A.S., REGS, 4.49%, 11/25/2024(a)	200,000	189,484
Turk Telekomunikasyon A.S., 4.88%, 06/19/2024(a)	200,000	190,214
Turkey Government International Bond, 5.75%, 03/22/2024	400,000	390,414
		965,727
United Arab Emirates-10.01%
Abu Dhabi National Energy Co. PJSC, 3.88%, 05/06/2024(a)	200,000	211,500
EMG Sukuk Ltd., REGS, 4.56%, 06/18/2024(a)	200,000	211,037
MAF Global Securities Ltd., REGS, 4.75%, 05/07/2024(a)	200,000	214,841
MDC - GMTN B.V., REGS, 3.00%, 04/19/2024(a)	200,000	208,300
Sharjah Sukuk Ltd., REGS, 3.76%, 09/17/2024(a)	200,000	212,693
		1,058,371
United States-0.99%
Novelis Corp., 6.25%, 08/15/2024(a)	100,000	105,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)—(continued)
August 31, 2019
	Principal Amount	Value
Vietnam-2.06%
Vietnam Government International Bond, REGS, 4.80%, 11/19/2024(a)	$200,000	$ 217,634
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,857,607)		10,413,509
	Shares
Money Market Funds-0.29%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.01%(b) (Cost $30,464)	30,464	30,464
TOTAL INVESTMENTS IN SECURITIES-98.76% (Cost $9,888,071)		10,443,973
OTHER ASSETS LESS LIABILITIES-1.24%		131,351
NET ASSETS-100.00%		$10,575,324
Investment Abbreviations:
REGS-Regulation S

Notes to Schedule of Investments:
(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2019 was $7,558,078, which represented 71.47% of the Fund’s Net Assets.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Statements of Assets and Liabilities
August 31, 2019
	Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)	Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	Invesco BulletShares 2021 Corporate Bond ETF (BSCL)	Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
Assets:
Unaffiliated investments in securities, at value(a)	$ 1,028,705,452	$1,771,277,406	$ 1,601,238,957	$1,353,841,460
Affiliated investments in securities, at value	3,904,455	9,936,651	16,754,545	12,219,693
Cash	-	-	121,918	392
Cash segregated as collateral	-	-	96,243	1,257,935
Receivable for:
Dividends and interest	6,564,459	14,388,916	13,798,496	10,918,001
Securities lending	1,453	712	1,648	871
Investments sold	3,156,760	-	-	-
Fund shares sold	-	255,123	3,273,413	355,698
Foreign tax reclaims	-	14,313	-	-
Total assets	1,042,332,579	1,795,873,121	1,635,285,220	1,378,594,050
Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	-	255,123	3,365,855	355,699
Collateral upon return of securities loaned	871,466	4,419,624	11,151,756	7,864,763
Collateral upon receipt of securities in-kind	-	-	96,243	1,257,935
Fund shares repurchased	3,165,532	-	-	-
Accrued unitary management fees	87,844	150,638	135,224	113,213
Accrued expenses	13,522	19,379	17,414	14,922
Total liabilities	4,138,364	4,844,764	14,766,492	9,606,532
Net Assets	$1,038,194,215	$1,791,028,357	$1,620,518,728	$1,368,987,518
Net assets consist of:
Shares of beneficial interest	$1,037,734,294	$1,783,678,421	$1,599,924,613	$1,337,455,162
Distributable earnings	459,921	7,349,936	20,594,115	31,532,356
Net Assets	$1,038,194,215	$1,791,028,357	$1,620,518,728	$1,368,987,518
Shares outstanding (unlimited amount authorized, $0.01 par value)	49,200,000	84,150,000	76,350,000	63,750,000
Net asset value	$ 21.10	$ 21.28	$ 21.22	$ 21.47
Market price	$ 21.09	$ 21.33	$ 21.28	$ 21.53
Unaffiliated investments in securities, at cost	$1,028,548,692	$1,763,471,015	$ 1,580,967,535	$1,323,170,579
Affiliated investments in securities, at cost	$ 3,904,455	$ 9,936,651	$ 16,754,545	$ 12,219,693
(a)Includes securities on loan with an aggregate value of:	$ 845,838	$ 4,285,387	$ 10,830,529	$ 7,676,997
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

$816,010,745	$568,506,206	$ 308,226,022	$ 131,269,001	$71,617,414	$ 35,954,480	$810,666,878
4,194,099	2,739,707	812,263	1,411,217	1,565,755	710,619	15,713,267
838,334	360	-	-	-	-	-
5,573	51,714	47,336	18,524	-	-	-

6,706,829	5,715,974	2,828,237	1,183,139	653,902	393,628	9,434,317
2,212	241	2,340	180	882	368	3,793
-	-	-	-	-	-	-
3,197,059	49,248	45,033	17,112	-	-	-
-	-	-	-	-	-	-
830,954,851	577,063,450	311,961,231	133,899,173	73,837,953	37,059,095	835,818,255

-	-	-	-	-	-	15,036,501

4,005,822	49,248	45,033	17,112	-	-	-
2,706,079	1,208,814	276,640	1,169,553	1,418,625	569,603	15,713,267
5,573	51,714	47,336	18,524	-	-	-
-	-	-	-	-	-	-
68,791	47,836	25,895	11,035	6,059	3,041	288,752
10,020	7,864	5,637	4,051	3,559	3,232	10,995
6,796,285	1,365,476	400,541	1,220,275	1,428,243	575,876	31,049,515
$824,158,566	$575,697,974	$311,560,690	$132,678,898	$72,409,710	$36,483,219	$ 804,768,740

$796,374,757	$553,281,131	$ 295,867,347	$125,360,898	$67,639,748	$33,910,157	$822,834,186
27,783,809	22,416,843	15,693,343	7,318,000	4,769,962	2,573,062	(18,065,446)
$824,158,566	$575,697,974	$311,560,690	$132,678,898	$72,409,710	$36,483,219	$ 804,768,740
38,700,000	26,850,000	14,550,000	6,450,000	3,450,000	1,650,001	33,600,000
$ 21.30	$ 21.44	$ 21.41	$ 20.57	$ 20.99	$ 22.11	$ 23.95
$ 21.35	$ 21.50	$ 21.44	$ 20.62	$ 21.05	$ 22.17	$ 23.93
$788,529,233	$ 545,088,764	$ 292,425,205	$124,076,767	$66,864,716	$ 33,404,705	$ 809,024,558
$ 4,194,099	$ 2,739,707	$ 812,263	$ 1,411,217	$ 1,565,753	$ 710,619	$ 15,713,267
$ 2,622,900	$ 1,172,658	$ 265,879	$ 1,141,019	$ 1,375,533	$ 549,718	$ 15,121,481

Statements of Assets and Liabilities—(continued)
August 31, 2019
	Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)	Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
Assets:
Unaffiliated investments in securities, at value(a)	$ 1,027,573,858	$798,617,152	$493,158,888	$233,498,781
Affiliated investments in securities, at value	169,371,686	100,055,144	29,050,921	27,220,305
Cash	-	1,148,250	289,133	1,689,863
Cash segregated as collateral	28,058	8,916	-	-
Receivable for:
Dividends and interest	19,321,275	14,082,614	8,166,606	4,018,357
Securities lending	46,945	74,936	22,713	20,955
Investments sold	1,447,697	-	-	567,700
Fund shares sold	26,668	2,473,096	-	-
Total assets	1,217,816,187	916,460,108	530,688,261	267,015,961
Liabilities:
Due to custodian	1,257,017	-	-	-
Payable for:
Investments purchased	10,350,657	9,002,800	289,133	4,165,835
Collateral upon return of securities loaned	47,908,443	58,632,241	18,476,396	19,072,205
Collateral upon receipt of securities in-kind	28,057	8,916	-	-
Fund shares repurchased	-	8,090	-	-
Accrued unitary management fees	394,988	291,828	174,584	82,260
Accrued expenses	13,126	10,189	7,272	5,014
Total liabilities	59,952,288	67,954,064	18,947,385	23,325,314
Net Assets	$1,157,863,899	$848,506,044	$511,740,876	$243,690,647
Net assets consist of:
Shares of beneficial interest	$1,179,998,554	$ 852,242,899	$ 515,008,276	$ 245,317,081
Distributable earnings	(22,134,655)	(3,736,855)	(3,267,400)	(1,626,434)
Net Assets	$1,157,863,899	$848,506,044	$511,740,876	$243,690,647
Shares outstanding (unlimited amount authorized, $0.01 par value)	48,400,000	34,500,000	21,000,000	9,400,000
Net asset value	$ 23.92	$ 24.59	$ 24.37	$ 25.92
Market price	$ 23.91	$ 24.67	$ 24.43	$ 25.98
Unaffiliated investments in securities, at cost	$1,025,864,964	$792,841,044	$ 491,381,801	$233,533,579
Affiliated investments in securities, at cost	$ 169,371,285	$ 100,054,988	$ 29,050,921	$ 27,220,267
(a)Includes securities on loan with an aggregate value of:	$ 44,642,939	$ 56,083,423	$ 17,739,382	$ 17,851,776
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)	Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)

$ 95,427,576	$74,365,970	$25,272,266	$ 10,082,384	$ 10,202,080	$10,239,996	$10,413,509
6,246,966	4,411,192	1,434,566	20,198	200,840	312,043	30,464
-	-	-	-	-	-	156,845
-	-	-	-	-	-	-

1,528,783	1,268,944	384,065	115,887	128,863	122,273	136,934
5,062	2,365	1,025	19	627	714	34
-	525,583	-	-	-	-	-
-	-	-	-	-	-	-
103,208,387	80,574,054	27,091,922	10,218,488	10,532,410	10,675,026	10,737,786

-	-	-	-	-	-	-

-	315,232	-	-	-	-	156,845
4,910,800	4,344,032	1,377,976	-	162,004	203,369	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-
32,702	32,625	9,080	2,507	2,540	2,560	2,587
3,775	3,636	3,171	3,028	3,029	3,030	3,030
4,947,277	4,695,525	1,390,227	5,535	167,573	208,959	162,462
$ 98,261,110	$75,878,529	$ 25,701,695	$ 10,212,953	$10,364,837	$10,466,067	$10,575,324

$ 97,867,730	$74,655,183	$25,286,292	$ 9,983,670	$ 10,000,025	$ 10,000,025	$ 10,000,025
393,380	1,223,346	415,403	229,283	364,812	466,042	575,299
$ 98,261,110	$75,878,529	$ 25,701,695	$ 10,212,953	$10,364,837	$10,466,067	$10,575,324
3,900,000	3,100,000	1,000,001	400,001	400,001	400,001	400,001
$ 25.20	$ 24.48	$ 25.70	$ 25.53	$ 25.91	$ 26.17	$ 26.44
$ 25.22	$ 24.53	$ 25.75	$ 25.58	$ 25.95	$ 26.19	$ 26.53
$ 94,581,233	$72,757,337	$ 24,855,938	$ 9,852,827	$ 9,856,537	$ 9,795,941	$ 9,857,607
$ 6,246,966	$ 4,411,192	$ 1,434,566	$ 20,198	$ 200,840	$ 312,043	$ 30,464
$ 4,738,477	$ 4,195,843	$ 1,323,423	$ -	$ 154,883	$ 196,505	$ -

Statements of Operations
For the year ended August 31, 2019
	Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)	Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	Invesco BulletShares 2021 Corporate Bond ETF (BSCL)	Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
Investment income:
Unaffiliated interest income	$27,079,016	$41,178,330	$37,654,963	$ 32,480,458
Affiliated dividend income	1,482,934	170,245	135,226	127,301
Securities lending income	12,312	13,790	14,879	9,986
Foreign witholding tax	(4,627)	(1,844)	(10,586)	(8,630)
Total investment income	28,569,635	41,360,521	37,794,482	32,609,115
Expenses:
Unitary management fees	1,228,019	1,597,055	1,335,254	1,082,505
Proxy fees	13,522	19,379	17,414	14,922
Total expenses	1,241,541	1,616,434	1,352,668	1,097,427
Less: Waivers	(116,553)	(13,720)	(10,736)	(10,442)
Net expenses	1,124,988	1,602,714	1,341,932	1,086,985
Net investment income	27,444,647	39,757,807	36,452,550	31,522,130
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(151,561)	(618,379)	212,336	542,081
In-kind redemptions	98,983	82,429	—	—
Net realized gain (loss)	(52,578)	(535,950)	212,336	542,081
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	4,919,423	21,527,710	34,842,003	45,493,276
Affiliated investment securities	-	-	-	-
Change in net unrealized appreciation	4,919,423	21,527,710	34,842,003	45,493,276
Net realized and unrealized gain (loss)	4,866,845	20,991,760	35,054,339	46,035,357
Net increase in net assets resulting from operations	$32,311,492	$60,749,567	$71,506,889	$77,557,487
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)

$19,188,871	$ 13,983,803	$ 7,219,716	$ 2,992,268	$1,731,396	$ 651,267	$ 43,177,487
74,310	53,809	29,966	12,885	7,927	4,956	490,729
7,186	11,078	10,436	1,807	8,741	1,710	170,835
(13,892)	(1,514)	(1,250)	-	(860)	(1,601)	-
19,256,475	14,047,176	7,258,868	3,006,960	1,747,204	656,332	43,839,051

599,830	414,088	205,909	85,249	46,635	17,019	4,214,556
10,020	7,864	5,637	4,051	3,559	3,232	10,995
609,850	421,952	211,546	89,300	50,194	20,251	4,225,551
(6,177)	(4,476)	(2,348)	(913)	(585)	(397)	(39,005)
603,673	417,476	209,198	88,387	49,609	19,854	4,186,546
18,652,802	13,629,700	7,049,670	2,918,573	1,697,595	636,478	39,652,505

82,061	(395,780)	(25,367)	96,291	25,123	12,412	(10,724,646)
146,506	402,559	241,753	—	—	—	217,406
228,567	6,779	216,386	96,291	25,123	12,412	(10,507,240)

35,215,574	29,834,712	18,947,463	9,286,995	5,517,191	2,546,797	377,247
-	-	-	-	2	-	-
35,215,574	29,834,712	18,947,463	9,286,995	5,517,193	2,546,797	377,247
35,444,141	29,841,491	19,163,849	9,383,286	5,542,316	2,559,209	(10,129,993)
$54,096,943	$43,471,191	$26,213,519	$12,301,859	$7,239,911	$ 3,195,687	$ 29,522,512

Statements of Operations—(continued)
For the year ended August 31, 2019
	Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)	Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
Investment income:
Unaffiliated interest income	$ 48,091,583	$35,326,938	$ 21,150,008	$ 9,871,434
Affiliated dividend income	1,027,091	464,369	204,201	66,143
Securities lending income	247,941	689,327	185,642	149,426
Foreign witholding tax	-	-	-	-
Total investment income	49,366,615	36,480,634	21,539,851	10,087,003
Expenses:
Unitary management fees	4,259,337	2,673,704	1,542,104	699,012
Proxy fees	13,126	10,189	7,272	5,014
Total expenses	4,272,463	2,683,893	1,549,376	704,026
Less: Waivers	(84,081)	(37,909)	(16,543)	(5,565)
Net expenses	4,188,382	2,645,984	1,532,833	698,461
Net investment income	45,178,233	33,834,650	20,007,018	9,388,542
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(15,263,404)	(7,742,608)	(3,088,813)	(1,375,365)
In-kind redemptions	362,641	139,640	—	63,176
Net realized gain (loss)	(14,900,763)	(7,602,968)	(3,088,813)	(1,312,189)
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,051,726	5,367,018	1,931,864	487,927
Affiliated investment securities	401	156	-	38
Change in net unrealized appreciation	1,052,127	5,367,174	1,931,864	487,965
Net realized and unrealized gain (loss)	(13,848,636)	(2,235,794)	(1,156,949)	(824,224)
Net increase in net assets resulting from operations	$ 31,329,597	$ 31,598,856	$18,850,069	$ 8,564,318

(a)	For the period October 2, 2018 (commencement of investment operations) through August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)(a)	Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)(a)	Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)(a)	Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)(a)

$3,944,642	$2,963,759	$ 704,409	$382,396	$407,769	$417,122	$ 451,844
18,837	17,266	6,447	1,340	1,872	1,650	599
39,101	27,474	5,098	172	1,732	5,678	318
-	-	-	(1,149)	(1,129)	(1,416)	(2,400)
4,002,580	3,008,499	715,954	382,759	410,244	423,034	450,361

287,233	197,344	48,219	26,569	26,725	26,766	26,836
3,775	3,636	3,171	3,028	3,029	3,030	3,030
291,008	200,980	51,390	29,597	29,754	29,796	29,866
(1,628)	(1,353)	(556)	(110)	(151)	(135)	(50)
289,380	199,627	50,834	29,487	29,603	29,661	29,816
3,713,200	2,808,872	665,120	353,272	380,641	393,373	420,545

(140,559)	(335,808)	(395)	4,230	21,727	20,216	25,232
—	—	—	—	—	—	—
(140,559)	(335,808)	(395)	4,230	21,727	20,216	25,232

1,559,016	1,749,369	404,912	229,557	345,543	444,055	555,902
-	-	-	-	-	-	-
1,559,016	1,749,369	404,912	229,557	345,543	444,055	555,902
1,418,457	1,413,561	404,517	233,787	367,270	464,271	581,134
$5,131,657	$4,222,433	$1,069,637	$ 587,059	$747,911	$ 857,644	$1,001,679

Statements of Changes in Net Assets
For the year ended August 31, 2019, period June 1, 2018 through August 31, 2018 and the year ended May 31, 2018
	Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018
Operations:
Net investment income	$ 27,444,647	$ 5,665,251	$ 18,717,062
Net realized gain (loss)	(52,578)	(65,217)	265,613
Change in net unrealized appreciation (depreciation)	4,919,423	1,788,176	(9,777,877)
Net increase (decrease) in net assets resulting from operations	32,311,492	7,388,210	9,204,798
Distributions to Shareholders from:
Distributable earnings	(27,874,818)	(6,199,722)	(19,187,130)
Shareholder Transactions:
Proceeds from shares sold	214,607,421	91,451,702	136,339,359
Value of shares repurchased	(351,222,191)	(9,443,708)	(6,369,972)
Net increase (decrease) in net assets resulting from share transactions	(136,614,770)	82,007,994	129,969,387
Net increase (decrease) in net assets	(132,178,096)	83,196,482	119,987,055
Net assets:
Beginning of period	1,170,372,311	1,087,175,829	967,188,774
End of period	$1,038,194,215	$1,170,372,311	$1,087,175,829
Changes in Shares Outstanding:
Shares sold	10,200,000	4,350,000	6,450,000
Shares repurchased	(16,650,000)	(450,000)	(300,000)
Shares outstanding, beginning of period	55,650,000	51,750,000	45,600,000
Shares outstanding, end of period	49,200,000	55,650,000	51,750,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 Corporate Bond ETF (BSCK)			Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018

$ 39,757,807	$ 6,788,828	$ 21,899,076	$ 36,452,550	$ 6,201,295	$ 19,036,865
(535,950)	(67,343)	590,787	212,336	(470,625)	1,151,293
21,527,710	403,191	(21,213,327)	34,842,003	378,358	(22,711,925)
60,749,567	7,124,676	1,276,536	71,506,889	6,109,028	(2,523,767)

(40,425,963)	(7,430,363)	(22,507,253)	(37,206,197)	(6,762,869)	(19,711,122)

536,977,598	91,507,702	243,083,300	590,557,047	74,611,310	288,790,363
(9,552,845)	-	-	-	-	(12,839,679)
527,424,753	91,507,702	243,083,300	590,557,047	74,611,310	275,950,684
547,748,357	91,202,015	221,852,583	624,857,739	73,957,469	253,715,795

1,243,280,000	1,152,077,985	930,225,402	995,660,989	921,703,520	667,987,725
$1,791,028,357	$ 1,243,280,000	$1,152,077,985	$1,620,518,728	$ 995,660,989	$921,703,520

25,500,000	4,350,000	11,400,000	28,350,000	3,600,000	13,650,000
(450,000)	-	-	-	-	(600,000)
59,100,000	54,750,000	43,350,000	48,000,000	44,400,000	31,350,000
84,150,000	59,100,000	54,750,000	76,350,000	48,000,000	44,400,000

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period June 1, 2018 through August 31, 2018 and the year ended May 31, 2018
	Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018
Operations:
Net investment income	$ 31,522,130	$ 5,580,945	$ 16,532,535
Net realized gain (loss)	542,081	(101,365)	222,968
Change in net unrealized appreciation (depreciation)	45,493,276	564,559	(21,637,665)
Net increase (decrease) in net assets resulting from operations	77,557,487	6,044,139	(4,882,162)
Distributions to Shareholders from:
Distributable earnings	(32,201,177)	(6,062,143)	(16,236,783)
Shareholder Transactions:
Proceeds from shares sold	498,202,441	65,026,278	263,135,456
Value of shares repurchased	-	-	-
Net increase in net assets resulting from share transactions	498,202,441	65,026,278	263,135,456
Net increase in net assets	543,558,751	65,008,274	242,016,511
Net assets:
Beginning of period	825,428,767	760,420,493	518,403,982
End of period	$1,368,987,518	$825,428,767	$760,420,493
Changes in Shares Outstanding:
Shares sold	23,850,000	3,150,000	12,450,000
Shares repurchased	-	-	-
Shares outstanding, beginning of period	39,900,000	36,750,000	24,300,000
Shares outstanding, end of period	63,750,000	39,900,000	36,750,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 Corporate Bond ETF (BSCN)			Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018

$ 18,652,802	$ 2,756,669	$ 7,735,155	$ 13,629,700	$ 2,457,973	$ 6,854,035
228,567	(15,088)	378,053	6,779	(188,114)	198,402
35,215,574	398,800	(11,385,029)	29,834,712	673,175	(10,156,047)
54,096,943	3,140,381	(3,271,821)	43,471,191	2,943,034	(3,103,610)

(18,964,323)	(3,017,428)	(7,962,510)	(13,963,422)	(2,684,817)	(6,590,931)

409,117,640	33,343,380	172,100,654	241,215,529	18,141,763	139,792,953
(3,160,788)	-	-	(6,388,072)	-	-
405,956,852	33,343,380	172,100,654	234,827,457	18,141,763	139,792,953
441,089,472	33,466,333	160,866,323	264,335,226	18,399,980	130,098,412

383,069,094	349,602,761	188,736,438	311,362,748	292,962,768	162,864,356
$824,158,566	$383,069,094	$349,602,761	$575,697,974	$311,362,748	$292,962,768

19,950,000	1,650,000	8,250,000	11,700,000	900,000	6,750,000
(150,000)	-	-	(300,000)	-	-
18,900,000	17,250,000	9,000,000	15,450,000	14,550,000	7,800,000
38,700,000	18,900,000	17,250,000	26,850,000	15,450,000	14,550,000

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period June 1, 2018 through August 31, 2018 and the year ended May 31, 2018
	Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018
Operations:
Net investment income	$ 7,049,670	$ 922,936	$ 2,741,918
Net realized gain (loss)	216,386	(15,059)	(57,770)
Change in net unrealized appreciation (depreciation)	18,947,463	359,254	(4,150,558)
Net increase (decrease) in net assets resulting from operations	26,213,519	1,267,131	(1,466,410)
Distributions to Shareholders from:
Distributable earnings	(7,067,388)	(1,009,969)	(2,647,883)
Shareholder Transactions:
Proceeds from shares sold	182,143,533	11,906,199	40,096,500
Value of shares repurchased	(6,073,017)	-	-
Transaction fees	-	-	-
Net increase in net assets resulting from share transactions	176,070,516	11,906,199	40,096,500
Net increase in net assets	195,216,647	12,163,361	35,982,207
Net assets:
Beginning of period	116,344,043	104,180,682	68,198,475
End of period	$311,560,690	$116,344,043	$104,180,682
Changes in Shares Outstanding:
Shares sold	9,000,000	600,000	1,950,000
Shares repurchased	(300,000)	-	-
Shares outstanding, beginning of period	5,850,000	5,250,000	3,300,000
Shares outstanding, end of period	14,550,000	5,850,000	5,250,000

(a)	For the period September 27, 2017 (commencement of investment operations) through May 31, 2018.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)			Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Period Ended May 31, 2018(a)

$ 2,918,573	$ 458,794	$ 1,360,406	$ 1,697,595	$ 211,171	$ 309,453
96,291	-	4,127	25,123	-	-
9,286,995	110,022	(2,348,488)	5,517,193	43,750	(808,243)
12,301,859	568,816	(983,955)	7,239,911	254,921	(498,790)

(2,987,273)	(514,453)	(1,306,332)	(1,757,099)	(231,255)	(237,726)

69,564,091	-	29,332,454	41,024,857	2,867,668	23,631,169
-	-	-	-	-	-
107,559	-	57,946	80,077	7,102	28,875
69,671,650	-	29,390,400	41,104,934	2,874,770	23,660,044
78,986,236	54,363	27,100,113	46,587,746	2,898,436	22,923,528

53,692,662	53,638,299	26,538,186	25,821,964	22,923,528	-
$132,678,898	$53,692,662	$53,638,299	$72,409,710	$25,821,964	$22,923,528

3,600,000	-	1,500,000	2,100,000	150,000	1,200,000
-	-	-	-	-	-
2,850,000	2,850,000	1,350,000	1,350,000	1,200,000	-
6,450,000	2,850,000	2,850,000	3,450,000	1,350,000	1,200,000

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period June 1, 2018 through August 31, 2018 and the year ended May 31, 2018
	Invesco BulletShares 2028 Corporate Bond ETF (BSCS)		Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
	Year Ended August 31, 2019	Period Ended August 31, 2018(a)	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018
Operations:
Net investment income	$ 636,478	$ 14,814	$ 39,652,505	$ 11,217,774	$ 40,167,997
Net realized gain (loss)	12,412	-	(10,507,240)	(8,383,991)	4,323,780
Change in net unrealized appreciation (depreciation)	2,546,797	2,978	377,247	9,259,057	(19,140,314)
Net increase in net assets resulting from operations	3,195,687	17,792	29,522,512	12,092,840	25,351,463
Distributions to Shareholders from:
Distributable earnings	(640,417)	-	(42,657,504)	(12,686,334)	(39,840,911)
Shareholder Transactions:
Proceeds from shares sold	27,848,759	6,000,020	48,275,330	67,778,772	383,722,706
Value of shares repurchased	-	-	(366,980,992)	-	(70,246,951)
Transaction fees	61,378	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	27,910,137	6,000,020	(318,705,662)	67,778,772	313,475,755
Net increase (decrease) in net assets	30,465,407	6,017,812	(331,840,654)	67,185,278	298,986,307
Net assets:
Beginning of period	6,017,812	-	1,136,609,394	1,069,424,116	770,437,809
End of period	$36,483,219	$6,017,812	$ 804,768,740	$1,136,609,394	$1,069,424,116
Changes in Shares Outstanding:
Shares sold	1,350,000	300,001	2,000,000	2,800,000	15,700,000
Shares repurchased	-	-	(15,300,000)	-	(2,900,000)
Shares outstanding, beginning of period	300,001	-	46,900,000	44,100,000	31,300,000
Shares outstanding, end of period	1,650,001	300,001	33,600,000	46,900,000	44,100,000

(a)	For the period August 7, 2018 (commencement of investment operations) through August 31, 2018.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)			Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018

$ 45,178,233	$ 10,825,083	$ 31,093,734	$ 33,834,650	$ 5,080,002	$ 13,849,880
(14,900,763)	(8,550,949)	3,256,544	(7,602,968)	(3,158,540)	1,250,487
1,052,127	11,388,429	(20,671,432)	5,367,174	5,577,259	(8,147,746)
31,329,597	13,662,563	13,678,846	31,598,856	7,498,721	6,952,621

(48,820,774)	(11,673,885)	(30,258,164)	(34,170,323)	(5,541,188)	(13,589,922)

315,151,901	106,756,880	388,612,139	398,461,859	64,090,481	249,274,299
(76,180,877)	-	(26,746,698)	(4,909,894)	-	(19,783,760)
-	-	-	-	-	-
238,971,024	106,756,880	361,865,441	393,551,965	64,090,481	229,490,539
221,479,847	108,745,558	345,286,123	390,980,498	66,048,014	222,853,238

936,384,052	827,638,494	482,352,371	457,525,546	391,477,532	168,624,294
$1,157,863,899	$ 936,384,052	$827,638,494	$848,506,044	$457,525,546	$391,477,532

13,100,000	4,400,000	15,800,000	16,200,000	2,600,000	10,000,000
(3,200,000)	-	(1,100,000)	(200,000)	-	(800,000)
38,500,000	34,100,000	19,400,000	18,500,000	15,900,000	6,700,000
48,400,000	38,500,000	34,100,000	34,500,000	18,500,000	15,900,000

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period June 1, 2018 through August 31, 2018 and the year ended May 31, 2018
	Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018
Operations:
Net investment income	$ 20,007,018	$ 2,966,556	$ 8,933,445
Net realized gain (loss)	(3,088,813)	(668,980)	(1,472,691)
Change in net unrealized appreciation (depreciation)	1,931,864	1,225,554	(4,761,701)
Net increase in net assets resulting from operations	18,850,069	3,523,130	2,699,053
Distributions to Shareholders from:
Distributable earnings	(20,443,849)	(3,245,197)	(8,742,614)
Shareholder Transactions:
Proceeds from shares sold	270,142,410	34,316,653	84,805,049
Value of shares repurchased	-	-	-
Transaction fees	-	-	-
Net increase in net assets resulting from share transactions	270,142,410	34,316,653	84,805,049
Net increase in net assets	268,548,630	34,594,586	78,761,488
Net assets:
Beginning of period	243,192,246	208,597,660	129,836,172
End of period	$511,740,876	$243,192,246	$ 208,597,660
Changes in Shares Outstanding:
Shares sold	11,100,000	1,400,000	3,400,000
Shares repurchased	-	-	-
Shares outstanding, beginning of period	9,900,000	8,500,000	5,100,000
Shares outstanding, end of period	21,000,000	9,900,000	8,500,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)			Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018

$ 9,388,542	$ 1,438,921	$ 3,549,565	$ 3,713,200	$ 608,714	$ 1,608,134
(1,312,189)	(355,063)	117,508	(140,559)	(357,462)	171,514
487,965	1,199,794	(2,749,281)	1,559,016	749,051	(1,737,104)
8,564,318	2,283,652	917,792	5,131,657	1,000,303	42,544

(9,637,906)	(1,586,592)	(3,401,294)	(3,927,807)	(666,317)	(1,586,773)

134,651,506	10,409,565	66,072,102	49,749,220	4,939,686	20,328,467
(2,575,251)	-	-	-	-	49,380
267,308	-	-	98,218	-	-
132,343,563	10,409,565	66,072,102	49,847,438	4,939,686	20,377,847
131,269,975	11,106,625	63,588,600	51,051,288	5,273,672	18,833,618

112,420,672	101,314,047	37,725,447	47,209,822	41,936,150	23,102,532
$243,690,647	$112,420,672	$101,314,047	$98,261,110	$47,209,822	$41,936,150

5,200,000	400,000	2,500,000	2,000,000	200,000	800,000
(100,000)	-	-	-	-	-
4,300,000	3,900,000	1,400,000	1,900,000	1,700,000	900,000
9,400,000	4,300,000	3,900,000	3,900,000	1,900,000	1,700,000

Statements of Changes in Net Assets—(continued)
For the year ended August 31, 2019, period June 1, 2018 through August 31, 2018 and the year ended May 31, 2018
	Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Period Ended May 31, 2018(a)
Operations:
Net investment income	$ 2,808,872	$ 318,430	$ 299,644
Net realized gain (loss)	(335,808)	(93,697)	(6,154)
Change in net unrealized appreciation (depreciation)	1,749,369	309,348	(450,084)
Net increase (decrease) in net assets resulting from operations	4,222,433	534,081	(156,594)
Distributions to Shareholders from:
Distributable earnings	(2,834,330)	(308,124)	(234,120)
Return of capital	-	-	-
Total distributions to shareholders	(2,834,330)	(308,124)	(234,120)
Shareholder Transactions:
Proceeds from shares sold	52,534,149	7,250,071	14,741,141
Transaction fees	100,402	5,944	23,476
Net increase in net assets resulting from share transactions	52,634,551	7,256,015	14,764,617
Net increase in net assets	54,022,654	7,481,972	14,373,903
Net assets:
Beginning of period	21,855,875	14,373,903	-
End of period	$75,878,529	$ 21,855,875	$14,373,903
Changes in Shares Outstanding:
Shares sold	2,200,000	300,000	600,000
Shares outstanding, beginning of period	900,000	600,000	-
Shares outstanding, end of period	3,100,000	900,000	600,000

(a)	For the period September 27, 2017 (commencement of investment operations) through May 31, 2018.
(b)	For the period August 7, 2018 (commencement of investment operations) through August 31, 2018.
(c)	For the period October 2, 2018 (commencement of investment operations) through August 31, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)		Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)	Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)	Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)	Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
Year Ended August 31, 2019	Period Ended August 31, 2018(b)	Period Ended August 31, 2019(c)	Period Ended August 31, 2019(c)	Period Ended August 31, 2019(c)	Period Ended August 31, 2019(c)

$ 665,120	$ 17,476	$ 353,272	$ 380,641	$ 393,373	$ 420,545
(395)	-	4,230	21,727	20,216	25,232
404,912	11,416	229,557	345,543	444,055	555,902
1,069,637	28,892	587,059	747,911	857,644	1,001,679

(688,685)	-	(357,776)	(383,099)	(391,602)	(426,380)
-	-	(16,355)	-	-	-
(688,685)	-	(374,131)	(383,099)	(391,602)	(426,380)

20,242,264	5,000,025	10,000,025	10,000,025	10,000,025	10,000,025
49,562	-	-	-	-	-
20,291,826	5,000,025	10,000,025	10,000,025	10,000,025	10,000,025
20,672,778	5,028,917	10,212,953	10,364,837	10,466,067	10,575,324

5,028,917	-	-	-	-	-
$ 25,701,695	$5,028,917	$10,212,953	$10,364,837	$10,466,067	$10,575,324

800,000	200,001	400,001	400,001	400,001	400,001
200,001	-	-	-	-	-
1,000,001	200,001	400,001	400,001	400,001	400,001

Financial Highlights
Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,
			2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 21.03	$ 21.01	$ 21.21	$ 21.20	$ 21.18	$ 21.15
Net investment income(a)	0.47	0.11	0.38	0.39	0.42	0.44
Net realized and unrealized gain (loss) on investments	0.08	0.03	(0.19)	(0.00) (b)	0.02	0.03
Total from investment operations	0.55	0.14	0.19	0.39	0.44	0.47
Distributions to shareholders from:
Net investment income	(0.48)	(0.12)	(0.38)	(0.38)	(0.41)	(0.43)
Net realized gains	-	-	(0.01)	-	(0.01)	(0.01)
Total distributions	(0.48)	(0.12)	(0.39)	(0.38)	(0.42)	(0.44)
Net asset value at end of period	$ 21.10	$ 21.03	$ 21.01	$ 21.21	$ 21.20	$ 21.18
Market price at end of period	$ 21.09(c)	$ 21.08(c)	$ 21.05(c)	$ 21.27	$ 21.26	$ 21.21
Net Asset Value Total Return(d)	2.63%	0.65%	0.93%	1.88%	2.14%	2.27%
Market Price Total Return(d)	2.34%	0.70%	0.83%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,038,194	$1,170,372	$1,087,176	$967,189	$588,220	$343,078
Ratio to average net assets of:
Expenses, after Waivers	0.09%	0.10% (e)	0.22%	0.24%	0.24%	0.24%
Expenses, prior to Waivers	0.10%	0.10% (e)	0.22%
Net investment income	2.23%	2.01% (e)	1.81%	1.85%	2.03%	2.11%
Portfolio turnover rate(f)	3%	3%	10%	10%	11%	5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2020 Corporate Bond ETF (BSCK)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,
			2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 21.04	$ 21.04	$ 21.46	$ 21.37	$ 21.38	$ 21.23
Net investment income(a)	0.53	0.12	0.44	0.46	0.51	0.55
Net realized and unrealized gain (loss) on investments	0.24	0.01	(0.40)	0.08	(0.01)	0.13
Total from investment operations	0.77	0.13	0.04	0.54	0.50	0.68
Distributions to shareholders from:
Net investment income	(0.53)	(0.13)	(0.44)	(0.45)	(0.51)	(0.53)
Net realized gains	-	-	(0.02)	(0.00) (b)	-	-
Total distributions	(0.53)	(0.13)	(0.46)	(0.45)	(0.51)	(0.53)
Net asset value at end of period	$ 21.28	$ 21.04	$ 21.04	$ 21.46	$ 21.37	$ 21.38
Market price at end of period	$ 21.33(c)	$ 21.10(c)	$ 21.10(c)	$ 21.52	$ 21.44	$ 21.44
Net Asset Value Total Return(d)	3.71%	0.63%	0.17%	2.60%	2.39%	3.28%
Market Price Total Return(d)	3.66%	0.63%	0.17%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,791,028	$1,243,280	$1,152,078	$930,225	$593,106	$311,088
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10% (e)	0.22%	0.24%	0.24%	0.24%
Expenses, prior to Waivers	0.10%	0.10% (e)	0.22%
Net investment income	2.49%	2.27% (e)	2.08%	2.17%	2.43%	2.60%
Portfolio turnover rate(f)	9%	1%	9%	8%	9%	4%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,
			2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 20.74	$ 20.76	$ 21.31	$ 21.14	$ 21.11	$ 20.95
Net investment income(a)	0.57	0.13	0.50	0.52	0.57	0.59
Net realized and unrealized gain (loss) on investments	0.49	(0.00) (b)	(0.53)	0.16	0.01	0.15
Total from investment operations	1.06	0.13	(0.03)	0.68	0.58	0.74
Distributions to shareholders from:
Net investment income	(0.58)	(0.15)	(0.50)	(0.50)	(0.55)	(0.58)
Net realized gains	(0.00) (b)	-	(0.02)	(0.01)	-	-
Total distributions	(0.58)	(0.15)	(0.52)	(0.51)	(0.55)	(0.58)
Net asset value at end of period	$ 21.22	$ 20.74	$ 20.76	$ 21.31	$ 21.14	$ 21.11
Market price at end of period	$ 21.28(c)	$ 20.81(c)	$ 20.79(c)	$ 21.36	$ 21.17	$ 21.18
Net Asset Value Total Return(d)	5.19%	0.62%	(0.15)%	3.28%	2.81%	3.61%
Market Price Total Return(d)	5.12%	0.81%	(0.25)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,620,519	$995,661	$921,704	$667,988	$361,425	$164,676
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10% (e)	0.22%	0.24%	0.24%	0.24%
Expenses, prior to Waivers	0.10%	0.10% (e)	0.22%
Net investment income	2.73%	2.57% (e)	2.36%	2.44%	2.75%	2.84%
Portfolio turnover rate(f)	6%	3%	7%	5%	6%	3%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,
			2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 20.69	$ 20.69	$ 21.33	$ 21.08	$ 21.03	$ 20.86
Net investment income(a)	0.61	0.15	0.54	0.55	0.59	0.62
Net realized and unrealized gain (loss) on investments	0.79	0.01	(0.64)	0.25	0.05	0.14
Total from investment operations	1.40	0.16	(0.10)	0.80	0.64	0.76
Distributions to shareholders from:
Net investment income	(0.62)	(0.16)	(0.53)	(0.54)	(0.59)	(0.59)
Net realized gains	-	-	(0.01)	(0.01)	(0.00) (b)	(0.00) (b)
Total distributions	(0.62)	(0.16)	(0.54)	(0.55)	(0.59)	(0.59)
Net asset value at end of period	$ 21.47	$ 20.69	$ 20.69	$ 21.33	$ 21.08	$ 21.03
Market price at end of period	$ 21.53(c)	$ 20.74(c)	$ 20.74(c)	$ 21.37	$ 21.11	$ 21.05
Net Asset Value Total Return(d)	6.89%	0.78%	(0.50)%	3.82%	3.15%	3.75%
Market Price Total Return(d)	6.93%	0.77%	(0.45)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,368,988	$825,429	$760,420	$518,404	$306,685	$211,352
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10% (e)	0.22%	0.24%	0.24%	0.24%
Expenses, prior to Waivers	0.10%	0.10% (e)	0.22%
Net investment income	2.91%	2.80% (e)	2.58%	2.63%	2.87%	2.99%
Portfolio turnover rate(f)	4%	0% (g)	8%	10%	5%	2%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(g)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,			For the Period September 17, 2014(a) Through May 31, 2015
			2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 20.27	$ 20.27	$ 20.97	$ 20.82	$ 20.56	$ 20.00
Net investment income(b)	0.64	0.15	0.58	0.61	0.65	0.44
Net realized and unrealized gain (loss) on investments	1.03	0.02	(0.68)	0.19	0.22	0.46
Total from investment operations	1.67	0.17	(0.10)	0.80	0.87	0.90
Distributions to shareholders from:
Net investment income	(0.64)	(0.17)	(0.56)	(0.60)	(0.61)	(0.34)
Net realized gains	(0.00) (c)	-	(0.04)	(0.05)	(0.00) (c)	(0.00) (c)
Total distributions	(0.64)	(0.17)	(0.60)	(0.65)	(0.61)	(0.34)
Net asset value at end of period	$ 21.30	$ 20.27	$ 20.27	$ 20.97	$ 20.82	$ 20.56
Market price at end of period	$ 21.35(d)	$ 20.31(d)	$ 20.30(d)	$ 21.03	$ 20.91	$ 20.58
Net Asset Value Total Return(e)	8.44%	0.84%	(0.50)%	3.92%	4.37%	4.50%
Market Price Total Return(e)	8.47%	0.88%	(0.65)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$824,159	$383,069	$349,603	$188,736	$131,162	$18,501
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10% (f)	0.21%	0.24%	0.16% (g)	0.24% (f)
Expenses, prior to Waivers	0.10%	0.10% (f)	0.22%	0.24%	0.22%	0.24% (f)
Net investment income	3.11%	3.00% (f)	2.80%	2.92%	3.21%	3.03% (f)
Portfolio turnover rate(h)	6%	0% (i)	7%	15%	7%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Annualized.
(g)	Reflects fees voluntarily waived or reimbursed by the Adviser.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,			For the Period September 17, 2014(a) Through May 31, 2015
			2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 20.15	$ 20.13	$ 20.88	$ 20.74	$ 20.52	$ 19.98
Net investment income(b)	0.68	0.17	0.64	0.64	0.67	0.45
Net realized and unrealized gain (loss) on investments	1.30	0.03	(0.76)	0.15	0.22	0.44
Total from investment operations	1.98	0.20	(0.12)	0.79	0.89	0.89
Distributions to shareholders from:
Net investment income	(0.69)	(0.18)	(0.63)	(0.62)	(0.65)	(0.35)
Net realized gains	-	-	-	(0.03)	(0.02)	-
Total distributions	(0.69)	(0.18)	(0.63)	(0.65)	(0.67)	(0.35)
Net asset value at end of period	$ 21.44	$ 20.15	$ 20.13	$ 20.88	$ 20.74	$ 20.52
Market price at end of period	$ 21.50(c)	$ 20.20(c)	$ 20.18(c)	$ 20.92	$ 20.80	$ 20.51
Net Asset Value Total Return(d)	10.08%	1.01%	(0.62)%	3.88%	4.50%	4.37%
Market Price Total Return(d)	10.11%	1.01%	(0.58)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$575,698	$311,363	$292,963	$162,864	$96,423	$46,172
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10% (e)	0.21%	0.24%	0.11% (f)	0.24% (e)
Expenses, prior to Waivers	0.10%	0.10% (e)	0.22%	0.24%	0.21%	0.24% (e)
Net investment income	3.29%	3.29% (e)	3.10%	3.12%	3.33%	3.12% (e)
Portfolio turnover rate(g)	5%	2%	5%	18%	9%	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Reflects fees voluntarily waived or reimbursed by the Adviser.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,		For the Period October 7, 2015(a) Through May 31, 2016
			2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 19.89	$ 19.84	$ 20.67	$ 20.65	$ 20.02
Net investment income(b)	0.70	0.17	0.64	0.62	0.42
Net realized and unrealized gain (loss) on investments	1.51	0.07	(0.85)	0.05	0.53
Total from investment operations	2.21	0.24	(0.21)	0.67	0.95
Distributions to shareholders from:
Net investment income	(0.69)	(0.19)	(0.62)	(0.59)	(0.32)
Net realized gains	-	-	-	(0.06)	-
Total distributions	(0.69)	(0.19)	(0.62)	(0.65)	(0.32)
Net asset value at end of period	$ 21.41	$ 19.89	$ 19.84	$ 20.67	$ 20.65
Market price at end of period	$ 21.44(c)	$ 19.96(c)	$ 19.85(c)	$ 20.71	$ 20.71
Net Asset Value Total Return(d)	11.39%	1.19%	(1.04)%	3.29%	4.81%
Market Price Total Return(d)	11.14%	1.50%	(1.19)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$311,561	$116,344	$104,181	$68,198	$27,878
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10% (e)	0.22%	0.24%	0.24% (e)
Expenses, prior to Waivers	0.10%	0.10% (e)	0.22%
Net investment income	3.42%	3.38% (e)	3.14%	3.04%	3.22% (e)
Portfolio turnover rate(f)	3%	1%	14%	18%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018	For the Period September 14, 2016(a) Through May 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 18.84	$ 18.82	$ 19.66	$ 19.88
Net investment income(b)	0.66	0.16	0.61	0.41
Net realized and unrealized gain (loss) on investments	1.71	0.04	(0.89)	(0.32)
Total from investment operations	2.37	0.20	(0.28)	0.09
Distributions to shareholders from:
Net investment income	(0.66)	(0.18)	(0.59)	(0.31)
Net realized gains	(0.00) (c)	-	(0.00) (c)	-
Total distributions	(0.66)	(0.18)	(0.59)	(0.31)
Transaction fees(b)	0.02	-	0.03	-
Net asset value at end of period	$ 20.57	$ 18.84	$ 18.82	$ 19.66
Market price at end of period	$ 20.62(d)	$ 18.88(d)	$ 18.81(d)	$ 19.69
Net Asset Value Total Return(e)	13.05%	1.07%	(1.28)%	0.49%
Market Price Total Return(e)	13.07%	1.34%	(1.50)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$132,679	$53,693	$53,638	$26,538
Ratio to average net assets of:
Expenses, after Waivers	0.10%	0.10% (f)	0.21%	0.24% (f)
Expenses, prior to Waivers	0.10%	0.10% (f)	0.22%
Net investment income	3.42%	3.41% (f)	3.16%	3.00% (f)
Portfolio turnover rate(g)	4%	0%	0% (h)	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than 0.5%.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	For the Period September 27, 2017(a) Through May 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 19.13	$ 19.10	$ 19.99
Net investment income(b)	0.71	0.17	0.44
Net realized and unrealized gain (loss) on investments	1.84	0.04	(1.03)
Total from investment operations	2.55	0.21	(0.59)
Distributions to shareholders from:
Net investment income	(0.72)	(0.19)	(0.34)
Transaction fees(b)	0.03	0.01	0.04
Net asset value at end of period	$ 20.99	$ 19.13	$ 19.10
Market price at end of period(c)	$ 21.05	$ 19.16	$ 19.09
Net Asset Value Total Return(d)	13.87%	1.16%	(2.77)%
Market Price Total Return(d)	14.01%	1.37%	(2.82)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$72,410	$25,822	$22,924
Ratio to average net assets of:
Expenses, after Waivers	0.11% (e)	0.10% (f)	0.19% (f)
Expenses, prior to Waivers	0.11% (e)	0.10% (f)	0.20% (f)
Net investment income	3.64% (e)	3.60% (f)	3.35% (f)
Portfolio turnover rate(g)	3%	0%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
	Year Ended August 31, 2019	For the Period August 7, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 20.06	$ 20.00
Net investment income(b)	0.77	0.05
Net realized and unrealized gain on investments	1.97	0.01
Total from investment operations	2.74	0.06
Distributions to shareholders from:
Net investment income	(0.76)	-
Transaction fees	0.07	-
Net asset value at end of period	$ 22.11	$20.06
Market price at end of period(c)	$ 22.17	$20.09
Net Asset Value Total Return(d)	14.38%	0.30% (e)
Market Price Total Return(d)	14.51%	0.45% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$36,483	$6,018
Ratio to average net assets of:
Expenses	0.12% (f)	0.10% (g)
Net investment income	3.74% (f)	3.91% (g)
Portfolio turnover rate(h)	1%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.30%. The market price total return from Fund Inception to August 31, 2018 was 0.30%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,
			2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.23	$ 24.25	$ 24.61	$ 23.61	$ 25.38	$ 26.40
Net investment income(a)	0.95	0.25	1.06	1.20	1.26	1.23
Net realized and unrealized gain (loss) on investments	(0.22)	0.01	(0.35)	0.97	(1.83)	(1.10)
Total from investment operations	0.73	0.26	0.71	2.17	(0.57)	0.13
Distributions to shareholders from:
Net investment income	(1.01)	(0.28)	(1.07)	(1.17)	(1.20)	(1.15)
Net asset value at end of period	$ 23.95	$ 24.23	$ 24.25	$ 24.61	$ 23.61	$ 25.38
Market price at end of period	$ 23.93(b)	$ 24.26(b)	$ 24.22(b)	$ 24.67	$ 23.60	$ 25.43
Net Asset Value Total Return(c)	3.10%	1.08%	2.95%	9.42%	(2.13)%	0.55%
Market Price Total Return(c)	2.90%	1.33%	2.57%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$804,769	$1,136,609	$1,069,424	$770,438	$349,413	$147,190
Ratio to average net assets of:
Expenses, after Waivers	0.42% (d)	0.41% (e)	0.43%	0.44%	0.43%	0.43%
Expenses, prior to Waivers	0.42% (d)	0.42% (e)
Net investment income	3.95%	4.04% (e)	4.36%	4.97%	5.38%	4.86%
Portfolio turnover rate(f)	41%	25%	47%	47%	21%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,
			2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.32	$ 24.27	$ 24.86	$ 23.48	$ 25.67	$ 26.43
Net investment income(a)	1.07	0.30	1.17	1.27	1.28	1.27
Net realized and unrealized gain (loss) on investments	(0.31)	0.08	(0.59)	1.32	(2.24)	(0.82)
Total from investment operations	0.76	0.38	0.58	2.59	(0.96)	0.45
Distributions to shareholders from:
Net investment income	(1.14)	(0.33)	(1.17)	(1.21)	(1.23)	(1.19)
Net realized gains	(0.02)	-	-	-	-	(0.02)
Total distributions	(1.16)	(0.33)	(1.17)	(1.21)	(1.23)	(1.21)
Net asset value at end of period	$ 23.92	$ 24.32	$ 24.27	$ 24.86	$ 23.48	$ 25.67
Market price at end of period	$ 23.91(b)	$ 24.35(b)	$ 24.24(b)	$ 24.91	$ 23.53	$ 25.75
Net Asset Value Total Return(c)	3.23%	1.56%	2.37%	11.29%	(3.64)%	1.82%
Market Price Total Return(c)	3.06%	1.81%	2.03%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,157,864	$936,384	$827,638	$482,352	$154,968	$69,314
Ratio to average net assets of:
Expenses, after Waivers	0.41% (d)	0.41% (e)	0.43%	0.44%	0.43%	0.43%
Expenses, prior to Waivers	0.42% (d)	0.42% (e)
Net investment income	4.45%	4.87% (e)	4.77%	5.24%	5.47%	4.98%
Portfolio turnover rate(f)	86%	27%	45%	45%	13%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,			For the Period September 17, 2014(a) Through May 31, 2015
			2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.73	$ 24.62	$ 25.17	$ 23.85	$ 25.09	$ 25.00
Net investment income(b)	1.30	0.30	1.25	1.33	1.26	0.86
Net realized and unrealized gain (loss) on investments	(0.13)	0.14	(0.53)	1.24	(1.29)	(0.09)
Total from investment operations	1.17	0.44	0.72	2.57	(0.03)	0.77
Distributions to shareholders from:
Net investment income	(1.28)	(0.33)	(1.23)	(1.25)	(1.21)	(0.68)
Net realized gains	(0.03)	-	(0.04)	-	-	-
Total distributions	(1.31)	(0.33)	(1.27)	(1.25)	(1.21)	(0.68)
Net asset value at end of period	$ 24.59	$ 24.73	$ 24.62	$ 25.17	$ 23.85	$ 25.09
Market price at end of period	$ 24.67(c)	$ 24.78(c)	$ 24.58(c)	$ 25.24	$ 23.92	$ 25.15
Net Asset Value Total Return(d)	4.89%	1.81%	2.92%	11.02%	0.04%	3.15%
Market Price Total Return(d)	5.01%	2.18%	2.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$848,506	$457,526	$391,478	$168,624	$50,093	$20,073
Ratio to average net assets of:
Expenses, after Waivers	0.42% (e)	0.41% (f)	0.43%	0.44%	0.43%	0.43% (f)
Expenses, prior to Waivers	0.42% (e)	0.42% (f)
Net investment income	5.31%	4.87% (f)	5.04%	5.44%	5.37%	4.93% (f)
Portfolio turnover rate(g)	52%	14%	33%	50%	15%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,			For the Period September 17, 2014(a) Through May 31, 2015
			2018	2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.56	$ 24.54	$ 25.46	$ 23.97	$ 25.22	$ 25.04
Net investment income(b)	1.32	0.33	1.36	1.36	1.28	0.86
Net realized and unrealized gain (loss) on investments	(0.17)	0.06	(0.91)	1.39	(1.30)	0.02
Total from investment operations	1.15	0.39	0.45	2.75	(0.02)	0.88
Distributions to shareholders from:
Net investment income	(1.34)	(0.37)	(1.37)	(1.26)	(1.21)	(0.70)
Net realized gains	-	-	-	-	(0.02)	-
Total distributions	(1.34)	(0.37)	(1.37)	(1.26)	(1.23)	(0.70)
Net asset value at end of period	$ 24.37	$ 24.56	$ 24.54	$ 25.46	$ 23.97	$ 25.22
Market price at end of period	$ 24.43(c)	$ 24.61(c)	$ 24.49(c)	$ 25.52	$ 24.00	$ 25.17
Net Asset Value Total Return(d)	4.90%	1.59%	1.79%	11.74%	0.11%	3.77%
Market Price Total Return(d)	4.94%	2.00%	1.35%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$511,741	$243,192	$208,598	$129,836	$38,345	$15,130
Ratio to average net assets of:
Expenses, after Waivers	0.42%	0.42% (e)	0.43%	0.44%	0.43%	0.43% (e)
Expenses, prior to Waivers	0.42%
Net investment income	5.45%	5.34% (e)	5.47%	5.50%	5.46%	4.92% (e)
Portfolio turnover rate(f)	27%	17%	29%	17%	11%	6%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Years Ended May 31,		For the Period October 7, 2015(a) Through May 31, 2016
			2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 26.14	$ 25.98	$ 26.95	$ 25.58	$ 24.97
Net investment income(b)	1.45	0.35	1.43	1.43	0.87
Net realized and unrealized gain (loss) on investments	(0.22)	0.20	(0.93)	1.27	0.40
Total from investment operations	1.23	0.55	0.50	2.70	1.27
Distributions to shareholders from:
Net investment income	(1.47)	(0.39)	(1.43)	(1.33)	(0.66)
Net realized gains	(0.02)	-	(0.04)	-	-
Total distributions	(1.49)	(0.39)	(1.47)	(1.33)	(0.66)
Transaction fees	0.04	-	-	-	-
Net asset value at end of period	$ 25.92	$ 26.14	$ 25.98	$ 26.95	$ 25.58
Market price at end of period	$ 25.98(c)	$ 26.22(c)	$ 25.93(c)	$ 27.03	$ 25.60
Net Asset Value Total Return(d)	5.06%	2.14%	1.90%	10.80%	5.20%
Market Price Total Return(d)	4.97%	2.65%	1.40%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$243,691	$112,421	$101,314	$37,725	$10,230
Ratio to average net assets of:
Expenses	0.42%	0.42% (e)	0.43%	0.44%	0.43% (e)
Net investment income	5.64%	5.39% (e)	5.45%	5.45%	5.35% (e)
Portfolio turnover rate(f)	19%	6%	18%	14%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	Year Ended May 31, 2018	For the Period September 14, 2016(a) Through May 31, 2017
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.85	$ 24.67	$ 25.67	$ 24.98
Net investment income(b)	1.34	0.33	1.30	0.91
Net realized and unrealized gain (loss) on investments	0.39	0.21	(1.02)	0.48
Total from investment operations	1.73	0.54	0.28	1.39
Distributions to shareholders from:
Net investment income	(1.37)	(0.36)	(1.27)	(0.70)
Net realized gains	(0.05)	-	(0.05)	-
Total distributions	(1.42)	(0.36)	(1.32)	(0.70)
Transaction fees(b)	0.04	-	0.04	-
Net asset value at end of period	$ 25.20	$ 24.85	$ 24.67	$ 25.67
Market price at end of period	$ 25.22(c)	$ 24.92(c)	$ 24.71(c)	$ 25.65
Net Asset Value Total Return(d)	7.44%	2.22%	1.21%	5.67%
Market Price Total Return(d)	7.22%	2.34%	1.44%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$98,261	$47,210	$41,936	$23,103
Ratio to average net assets of:
Expenses, after Waivers	0.42% (e)	0.42% (f)	0.44%	0.42% (f)
Expenses, prior to Waivers	0.43% (e)
Net investment income	5.43% (e)	5.30% (f)	5.14%	5.10% (f)
Portfolio turnover rate(g)	22%	8%	24%	7%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
	Year Ended August 31, 2019	Three Months Ended August 31, 2018	For the Period September 27, 2017(a) Through May 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 24.28	$ 23.96	$ 25.01
Net investment income(b)	1.43	0.38	0.90
Net realized and unrealized gain (loss) on investments	0.15	0.31	(1.29)
Total from investment operations	1.58	0.69	(0.39)
Distributions to shareholders from:
Net investment income	(1.43)	(0.38)	(0.73)
Transaction fees(b)	0.05	0.01	0.07
Net asset value at end of period	$ 24.48	$ 24.28	$ 23.96
Market price at end of period(c)	$ 24.53	$ 24.31	$ 24.03
Net Asset Value Total Return(d)	7.06%	2.94%	(1.31)%
Market Price Total Return(d)	7.15%	2.76%	(1.03)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$75,879	$21,856	$14,374
Ratio to average net assets of:
Expenses, after Waivers	0.42% (e)	0.42% (f)	0.42% (f)
Expenses, prior to Waivers	0.43% (e)
Net investment income	5.98% (e)	6.33% (f)	5.50% (f)
Portfolio turnover rate(g)	14%	9%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
	Year Ended August 31, 2019	For the Period August 7, 2018(a) Through August 31, 2018
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.14	$ 25.00
Net investment income(b)	1.45	0.09
Net realized and unrealized gain on investments	0.51	0.05
Total from investment operations	1.96	0.14
Distributions to shareholders from:
Net investment income	(1.51)	-
Transaction fees(b)	0.11	-
Net asset value at end of period	$ 25.70	$25.14
Market price at end of period(c)	$ 25.75	$25.15
Net Asset Value Total Return(d)	8.62%	0.56% (e)
Market Price Total Return(d)	8.80%	0.60% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$25,702	$5,029
Ratio to average net assets of:
Expenses, after Waivers	0.44% (f)	0.42% (g)
Expenses, prior to Waivers	0.45% (f)
Net investment income	5.79% (f)	5.54% (g)
Portfolio turnover rate(h)	48%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (August 9, 2018, the first day of trading on the exchange) to August 31, 2018 was 0.48%. The market price total return from Fund Inception to August 31, 2018 was 0.56%.
(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)
For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.88
Net realized and unrealized gain on investments	0.58
Total from investment operations	1.46
Distributions to shareholders from:
Net investment income	(0.88)
Net realized gains	(0.01)
Return of capital	(0.04)
Total distributions	(0.93)
Net asset value at end of period	$ 25.53
Market price at end of period(c)	$ 25.58
Net Asset Value Total Return(d)	5.98% (e)
Market Price Total Return(d)	6.18% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,213
Ratio to average net assets of:
Expenses	0.32% (f)
Net investment income	3.84% (f)
Portfolio turnover rate(g)	13%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the exchange) to August 31, 2019 was 6.62%. The market price total return from Fund Inception to August 31, 2019 was 6.70%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.95
Net realized and unrealized gain on investments	0.92
Total from investment operations	1.87
Distributions to shareholders from:
Net investment income	(0.96)
Net asset value at end of period	$ 25.91
Market price at end of period(c)	$ 25.95
Net Asset Value Total Return(d)	7.63% (e)
Market Price Total Return(d)	7.79% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,365
Ratio to average net assets of:
Expenses	0.32% (f)
Net investment income	4.11% (f)
Portfolio turnover rate(g)	15%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the exchange) to August 31, 2019 was 8.41%. The market price total return from Fund Inception to August 31, 2019 was 8.45%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)
For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	0.98
Net realized and unrealized gain on investments	1.17
Total from investment operations	2.15
Distributions to shareholders from:
Net investment income	(0.98)
Net asset value at end of period	$ 26.17
Market price at end of period(c)	$ 26.19
Net Asset Value Total Return(d)	8.79% (e)
Market Price Total Return(d)	8.87% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,466
Ratio to average net assets of:
Expenses	0.32% (f)
Net investment income	4.24% (f)
Portfolio turnover rate(g)	16%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the exchange) to August 31, 2019 was 9.68%. The market price total return from Fund Inception to August 31, 2019 was 9.57%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Financial Highlights—(continued)
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
For the Period October 2, 2018(a) Through August 31, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$ 25.00
Net investment income(b)	1.05
Net realized and unrealized gain on investments	1.46
Total from investment operations	2.51
Distributions to shareholders from:
Net investment income	(1.07)
Net asset value at end of period	$ 26.44
Market price at end of period(c)	$ 26.53
Net Asset Value Total Return(d)	10.29% (e)
Market Price Total Return(d)	10.66% (e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,575
Ratio to average net assets of:
Expenses	0.32% (f)
Net investment income	4.52% (f)
Portfolio turnover rate(g)	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (October 4, 2018, the first day of trading on the exchange) to August 31, 2019 was 11.26%. The market price total return from Fund Inception to August 31, 2019 was 11.46%.
(f)	Ratios are annualized except for non-recurring costs associated with a proxy statement of 0.03%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Notes to Financial Statements
Invesco Exchange-Traded Self-Indexed Fund Trust
August 31, 2019
NOTE 1—Organization
Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”) was organized as a Delaware statutory trust on October 30, 2015 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:
Full Name	Short Name
Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)	"BulletShares 2019 Corporate Bond ETF"
Invesco BulletShares 2020 Corporate Bond ETF (BSCK)	"BulletShares 2020 Corporate Bond ETF"
Invesco BulletShares 2021 Corporate Bond ETF (BSCL)	"BulletShares 2021 Corporate Bond ETF"
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)	"BulletShares 2022 Corporate Bond ETF"
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)	"BulletShares 2023 Corporate Bond ETF"
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)	"BulletShares 2024 Corporate Bond ETF"
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)	"BulletShares 2025 Corporate Bond ETF"
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)	"BulletShares 2026 Corporate Bond ETF"
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)	"BulletShares 2027 Corporate Bond ETF"
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)	"BulletShares 2028 Corporate Bond ETF"
Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)	"BulletShares 2019 High Yield Corporate Bond ETF"
Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)	"BulletShares 2020 High Yield Corporate Bond ETF"
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)	"BulletShares 2021 High Yield Corporate Bond ETF"
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)	"BulletShares 2022 High Yield Corporate Bond ETF"
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)	"BulletShares 2023 High Yield Corporate Bond ETF"
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)	"BulletShares 2024 High Yield Corporate Bond ETF"
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)	"BulletShares 2025 High Yield Corporate Bond ETF"
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)	"BulletShares 2026 High Yield Corporate Bond ETF"
Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)*	"BulletShares 2021 USD Emerging Markets Debt ETF"
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)*	"BulletShares 2022 USD Emerging Markets Debt ETF"
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)*	"BulletShares 2023 USD Emerging Markets Debt ETF"
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)*	"BulletShares 2024 USD Emerging Markets Debt ETF"

*	Commenced operations on October 2, 2018.
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.
The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):
Fund	Underlying Index
BulletShares 2019 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2019 Index
BulletShares 2020 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2020 Index
BulletShares 2021 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2021 Index
BulletShares 2022 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2022 Index
BulletShares 2023 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2023 Index
BulletShares 2024 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2024 Index
BulletShares 2025 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2025 Index
BulletShares 2026 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2026 Index
BulletShares 2027 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2027 Index
BulletShares 2028 Corporate Bond ETF	Nasdaq BulletShares® USD Corporate Bond 2028 Index
BulletShares 2019 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2019 Index
BulletShares 2020 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2020 Index
BulletShares 2021 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2021 Index
BulletShares 2022 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2022 Index
BulletShares 2023 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2023 Index
BulletShares 2024 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2024 Index
BulletShares 2025 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2025 Index
BulletShares 2026 High Yield Corporate Bond ETF	Nasdaq BulletShares® USD High Yield Corporate Bond 2026 Index
BulletShares 2021 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2021 Index
BulletShares 2022 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2022 Index
BulletShares 2023 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2023 Index
BulletShares 2024 USD Emerging Markets Debt ETF	Nasdaq BulletShares® USD Emerging Markets Debt 2024 Index
NOTE 2—Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.
A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:
A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter ("OTC") market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the "Adviser") determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Other Risks
Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non-U.S. securities, which may have lower trading volumes.
Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.
Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, due to the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of the return between each Fund and conventional ETFs.
Changing Fixed-Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s changes to the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market- making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Funds’ transaction costs.
Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.
Emerging Markets Sovereign Debt Risk. For certain Funds, government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed- income security may be downgraded after purchase, which may adversely affect the value of the security.
Foreign Fixed-Income Investment Risk. Investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.
Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.
Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.
Issuer-Specific Changes Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.
Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.
Non-Investment Grade Securities Risk. Certain Funds invest in non-investment grade securities. The risk of investing in non-investment grade securities is a form of credit risk. Securities that are rated non-investment grade, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.
Sampling Risk. Certain Funds’ use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.
U.S. Treasury Obligations Risk. Certain Funds will invest in obligations issued or guaranteed by the U.S. Treasury. U.S. Treasury securities are backed by the “full faith and credit” of the United States; however, the U.S. Government does not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares of the Fund.
C.	Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
D.	Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex- dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP"). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.
F.	Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.
The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses (as set forth in the Investment Advisory Agreement).
Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.
To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.
H.	Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an "interested person" (as defined in the 1940 Act) of the Trust (each, an "Independent Trustee") is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.
J.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.
K.	Securities Lending - Each Fund may participate in securities lending. Each Fund may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
L.	Distributions from Distributable Earnings - In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.
For the fiscal period ended August 31, 2018, distributions from distributable earnings consisted of distributions from net investment income.
For the fiscal year ended May 31, 2018, distributions from distributable earnings consisted of:
	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gains
BulletShares 2019 Corporate Bond ETF	$ 18,662,295	$524,835
BulletShares 2020 Corporate Bond ETF	21,708,278	798,975
BulletShares 2021 Corporate Bond ETF	18,747,822	963,300
BulletShares 2022 Corporate Bond ETF	16,038,333	198,450
BulletShares 2023 Corporate Bond ETF	7,381,965	580,545
BulletShares 2024 Corporate Bond ETF	6,590,931	-
BulletShares 2025 Corporate Bond ETF	2,647,883	-
BulletShares 2026 Corporate Bond ETF	1,297,332	9,000
BulletShares 2027 Corporate Bond ETF(a)	237,726	-
BulletShares 2019 High Yield Corporate Bond ETF	39,840,911	-
BulletShares 2020 High Yield Corporate Bond ETF	30,258,164	-
BulletShares 2021 High Yield Corporate Bond ETF	13,091,402	498,520
BulletShares 2022 High Yield Corporate Bond ETF	8,742,614	-
BulletShares 2023 High Yield Corporate Bond ETF	3,315,734	85,560
BulletShares 2024 High Yield Corporate Bond ETF	1,519,123	67,650
BulletShares 2025 High Yield Corporate Bond ETF(a)	234,120	-

(a)	For the period September 27, 2017 (commencement of investment operations) through May 31, 2018.

NOTE 3—Investment Advisory Agreement and Other Agreements
The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.
Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:
Unitary Management Fees (as a % of Net Assets)
BulletShares 2019 Corporate Bond ETF	0.10%
BulletShares 2020 Corporate Bond ETF	0.10%
BulletShares 2021 Corporate Bond ETF	0.10%
BulletShares 2022 Corporate Bond ETF	0.10%
BulletShares 2023 Corporate Bond ETF	0.10%
BulletShares 2024 Corporate Bond ETF	0.10%
BulletShares 2025 Corporate Bond ETF	0.10%
BulletShares 2026 Corporate Bond ETF	0.10%
BulletShares 2027 Corporate Bond ETF	0.10%
BulletShares 2028 Corporate Bond ETF	0.10%
BulletShares 2019 High Yield Corporate Bond ETF	0.42%
BulletShares 2020 High Yield Corporate Bond ETF	0.42%
BulletShares 2021 High Yield Corporate Bond ETF	0.42%
BulletShares 2022 High Yield Corporate Bond ETF	0.42%
BulletShares 2023 High Yield Corporate Bond ETF	0.42%
BulletShares 2024 High Yield Corporate Bond ETF	0.42%
BulletShares 2025 High Yield Corporate Bond ETF	0.42%
BulletShares 2026 High Yield Corporate Bond ETF	0.42%
BulletShares 2021 USD Emerging Markets Debt ETF	0.29%
BulletShares 2022 USD Emerging Markets Debt ETF	0.29%
BulletShares 2023 USD Emerging Markets Debt ETF	0.29%
BulletShares 2024 USD Emerging Markets Debt ETF	0.29%
Except for BulletShares 2028 Corporate Bond ETF, BulletShares 2026 High Yield Corporate Bond ETF, BulletShares 2021 USD Emerging Markets Debt ETF, BulletShares 2022 USD Emerging Markets Debt ETF, BulletShares 2023 USD Emerging Markets Debt ETF, and BulletShares 2024 USD Emerging Markets Debt ETF, the Adviser has agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and litigation expenses, and extraordinary expenses) from exceeding such Fund’s unitary management fee in effect for each such Fund at the time of its reorganization from a predecessor fund into the Fund through at least (i) April 6, 2020 for each such Fund except BulletShares 2025 High Yield Corporate Bond ETF, and (ii) May 18, 2020 for BulletShares 2025 High Yield Corporate Bond ETF.
Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.
Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For fiscal year ended August 31, 2019, the Adviser waived fees for each Fund in the following amounts:
BulletShares 2019 Corporate Bond ETF	$116,553
BulletShares 2020 Corporate Bond ETF	13,720
BulletShares 2021 Corporate Bond ETF	10,736
BulletShares 2022 Corporate Bond ETF	10,442
BulletShares 2023 Corporate Bond ETF	6,177
BulletShares 2024 Corporate Bond ETF	4,476
BulletShares 2025 Corporate Bond ETF	2,348
BulletShares 2026 Corporate Bond ETF	913
BulletShares 2027 Corporate Bond ETF	585
BulletShares 2028 Corporate Bond ETF	397
BulletShares 2019 High Yield Corporate Bond ETF	39,005
BulletShares 2020 High Yield Corporate Bond ETF	84,081
BulletShares 2021 High Yield Corporate Bond ETF	37,909
BulletShares 2022 High Yield Corporate Bond ETF	16,543
BulletShares 2023 High Yield Corporate Bond ETF	5,565
BulletShares 2024 High Yield Corporate Bond ETF	1,628
BulletShares 2025 High Yield Corporate Bond ETF	1,353
BulletShares 2026 High Yield Corporate Bond ETF	556
BulletShares 2021 USD Emerging Markets Debt ETF*	110
BulletShares 2022 USD Emerging Markets Debt ETF*	151
BulletShares 2023 USD Emerging Markets Debt ETF*	135
BulletShares 2024 USD Emerging Markets Debt ETF*	50

*	For the period October 2, 2018 (commencement of investment operations) through August 31, 2019.
The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.
The Adviser has entered into licensing agreements on behalf of each Fund with Invesco Indexing LLC (the “Licensor”).
“Nasdaq” is a trademark of The Nasdaq OMX Group, Inc. and has been licensed for use in the name of each Underlying Index by the Licensor. “BulletShares®” and the name of each Underlying Index are trademarks of the Licensor and have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.
The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.
NOTE 4—Security Transactions with Affiliated Funds
Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
For the fiscal year ended August 31, 2019, the following Fund engaged in transactions with affiliates as listed below:
	Securities Purchases	Securities Sales	Net Realized Gain (Loss)
BulletShares 2019 Corporate Bond ETF	$ 4,025,206	$ 1,938,302	$ (33,919)
BulletShares 2020 Corporate Bond ETF	24,790,222	436,587	(7,766)
BulletShares 2021 Corporate Bond ETF	4,073,676	5,548,810	(37,046)
BulletShares 2022 Corporate Bond ETF	4,534,644	7,283,399	86,946
BulletShares 2023 Corporate Bond ETF	1,348,651	-	-
BulletShares 2024 Corporate Bond ETF	763,042	-	-
BulletShares 2025 Corporate Bond ETF	955,360	-	-
BulletShares 2026 Corporate Bond ETF	103,471	-	-
BulletShares 2019 High Yield Corporate Bond ETF	92,762,801	93,387,599	(1,196,983)
BulletShares 2020 High Yield Corporate Bond ETF	52,298,339	27,918,189	(385,702)

	Securities Purchases	Securities Sales	Net Realized Gain (Loss)
BulletShares 2021 High Yield Corporate Bond ETF	$ 12,267,885	$46,542,146	$ 92,010
BulletShares 2022 High Yield Corporate Bond ETF	13,948,790	14,085,434	(107,383)
BulletShares 2023 High Yield Corporate Bond ETF	5,688,762	1,883,963	(31,269)
BulletShares 2024 High Yield Corporate Bond ETF	4,133,061	993,360	(5,802)
BulletShares 2025 High Yield Corporate Bond ETF	4,327,403	163,467	(3,206)
BulletShares 2026 High Yield Corporate Bond ETF	-	103,471	530
NOTE 5—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of August 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
BulletShares 2019 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 662,416,322	$-	$ 662,416,322
U.S. Treasury Securities	-	366,289,130	-	366,289,130
Money Market Funds	3,904,455	-	-	3,904,455
Total Investments	$ 3,904,455	$ 1,028,705,452	$-	$1,032,609,907
BulletShares 2020 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$1,771,277,406	$-	$1,771,277,406
Money Market Funds	9,936,651	-	-	9,936,651
Total Investments	$ 9,936,651	$1,771,277,406	$-	$ 1,781,214,057
BulletShares 2021 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 1,601,238,957	$-	$ 1,601,238,957
Money Market Funds	16,754,545	-	-	16,754,545
Total Investments	$ 16,754,545	$ 1,601,238,957	$-	$1,617,993,502
BulletShares 2022 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$1,353,841,460	$-	$1,353,841,460
Money Market Funds	12,219,693	-	-	12,219,693
Total Investments	$ 12,219,693	$1,353,841,460	$-	$1,366,061,153

	Level 1	Level 2	Level 3	Total
BulletShares 2023 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 816,010,745	$-	$ 816,010,745
Money Market Funds	4,194,099	-	-	4,194,099
Total Investments	$ 4,194,099	$ 816,010,745	$-	$ 820,204,844
BulletShares 2024 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 568,506,206	$-	$ 568,506,206
Money Market Funds	2,739,707	-	-	2,739,707
Total Investments	$ 2,739,707	$ 568,506,206	$-	$ 571,245,913
BulletShares 2025 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 308,226,022	$-	$ 308,226,022
Money Market Funds	812,263	-	-	812,263
Total Investments	$ 812,263	$ 308,226,022	$-	$ 309,038,285
BulletShares 2026 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 131,269,001	$-	$ 131,269,001
Money Market Funds	1,411,217	-	-	1,411,217
Total Investments	$ 1,411,217	$ 131,269,001	$-	$ 132,680,218
BulletShares 2027 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 71,617,414	$-	$ 71,617,414
Money Market Funds	1,565,755	-	-	1,565,755
Total Investments	$ 1,565,755	$ 71,617,414	$-	$ 73,183,169
BulletShares 2028 Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 35,954,480	$-	$ 35,954,480
Money Market Funds	710,619	-	-	710,619
Total Investments	$ 710,619	$ 35,954,480	$-	$ 36,665,099
BulletShares 2019 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 406,646,901	$-	$ 406,646,901
U.S. Treasury Securities	-	404,019,977	-	404,019,977
Money Market Funds	15,713,267	-	-	15,713,267
Total Investments	$ 15,713,267	$ 810,666,878	$-	$ 826,380,145
BulletShares 2020 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 1,027,573,858	$-	$ 1,027,573,858
Money Market Funds	169,371,686	-	-	169,371,686
Total Investments	$169,371,686	$ 1,027,573,858	$-	$1,196,945,544
BulletShares 2021 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 798,617,152	$-	$ 798,617,152
Money Market Funds	100,055,144	-	-	100,055,144
Total Investments	$ 100,055,144	$ 798,617,152	$-	$ 898,672,296
BulletShares 2022 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 493,158,888	$-	$ 493,158,888
Money Market Funds	29,050,921	-	-	29,050,921
Total Investments	$ 29,050,921	$ 493,158,888	$-	$ 522,209,809

	Level 1	Level 2	Level 3	Total
BulletShares 2023 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 233,498,781	$-	$ 233,498,781
Money Market Funds	27,220,305	-	-	27,220,305
Total Investments	$ 27,220,305	$ 233,498,781	$-	$ 260,719,086
BulletShares 2024 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 95,427,576	$-	$ 95,427,576
Money Market Funds	6,246,966	-	-	6,246,966
Total Investments	$ 6,246,966	$ 95,427,576	$-	$ 101,674,542
BulletShares 2025 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 74,365,970	$-	$ 74,365,970
Money Market Funds	4,411,192	-	-	4,411,192
Total Investments	$ 4,411,192	$ 74,365,970	$-	$ 78,777,162
BulletShares 2026 High Yield Corporate Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 25,272,266	$-	$ 25,272,266
Money Market Funds	1,434,566	-	-	1,434,566
Total Investments	$ 1,434,566	$ 25,272,266	$-	$ 26,706,832
BulletShares 2021 USD Emerging Markets Debt ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 10,082,384	$-	$ 10,082,384
Money Market Funds	20,198	-	-	20,198
Total Investments	$ 20,198	$ 10,082,384	$-	$ 10,102,582
BulletShares 2022 USD Emerging Markets Debt ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 10,202,080	$-	$ 10,202,080
Money Market Funds	200,840	-	-	200,840
Total Investments	$ 200,840	$ 10,202,080	$-	$ 10,402,920
BulletShares 2023 USD Emerging Markets Debt ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 10,239,996	$-	$ 10,239,996
Money Market Funds	312,043	-	-	312,043
Total Investments	$ 312,043	$ 10,239,996	$-	$ 10,552,039
BulletShares 2024 USD Emerging Markets Debt ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ -	$ 10,413,509	$-	$ 10,413,509
Money Market Funds	30,464	-	-	30,464
Total Investments	$ 30,464	$ 10,413,509	$-	$ 10,443,973
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Year Ended August 31, 2019, Period June 1, 2018 to August 31, 2018 and the Year Ended May 31, 2018:
	August 31, 2019			August 31, 2018		May 31, 2018
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
BulletShares 2019 Corporate Bond ETF	$27,874,818	$ -	$ -	$ 6,199,722	$ -	$ 18,785,420	$401,710
BulletShares 2020 Corporate Bond ETF	40,425,963	-	-	7,430,363	-	22,047,273	459,980
BulletShares 2021 Corporate Bond ETF	37,177,977	28,220	-	6,734,649	28,220	19,153,422	557,700

	August 31, 2019			August 31, 2018		May 31, 2018
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
BulletShares 2022 Corporate Bond ETF	$32,201,177	$ -	$ -	$ 6,062,143	$ -	$ 16,082,581	$154,202
BulletShares 2023 Corporate Bond ETF	18,937,526	26,797	-	2,990,631	26,797	7,584,210	378,300
BulletShares 2024 Corporate Bond ETF	13,963,422	-	-	2,684,817	-	6,590,931	-
BulletShares 2025 Corporate Bond ETF	7,067,388	-	-	1,009,969	-	2,647,883	-
BulletShares 2026 Corporate Bond ETF	2,984,573	2,700	-	511,753	2,700	1,306,332	-
BulletShares 2027 Corporate Bond ETF	1,753,405	3,694	-	231,255	-	237,726	-
BulletShares 2028 Corporate Bond ETF	640,417	-	-	-	-	-	-
BulletShares 2019 High Yield Corporate Bond ETF	42,657,504	-	-	12,686,334	-	39,840,911	-
BulletShares 2020 High Yield Corporate Bond ETF	48,820,774	-	-	11,673,885	-	30,258,164	-
BulletShares 2021 High Yield Corporate Bond ETF	34,091,932	78,391	-	5,462,797	78,391	13,589,922	-
BulletShares 2022 High Yield Corporate Bond ETF	20,443,849	-	-	3,245,197	-	8,742,614	-
BulletShares 2023 High Yield Corporate Bond ETF	9,595,899	42,007	-	1,544,585	42,007	3,315,734	85,560
BulletShares 2024 High Yield Corporate Bond ETF	3,874,377	53,430	-	612,887	53,430	1,586,773	-
BulletShares 2025 High Yield Corporate Bond ETF	2,834,330	-	-	308,124	-	234,120	-
BulletShares 2026 High Yield Corporate Bond ETF	688,685	-	-	-	-	-	-
BulletShares 2021 USD Emerging Markets Debt ETF	357,776	-	16,355	-	-	-	-
BulletShares 2022 USD Emerging Markets Debt ETF	383,099	-	-	-	-	-	-
BulletShares 2023 USD Emerging Markets Debt ETF	391,602	-	-	-	-	-	-
BulletShares 2024 USD Emerging Markets Debt ETF	426,380	-	-	-	-	-	-
Tax Components of Net Assets at Fiscal Year-End:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post October Loss	Shares of Beneficial Interest	Total Net Assets
BulletShares 2019 Corporate Bond ETF	$ 756,987	$ -	$ 156,746	$ (453,812)	$ -	$1,037,734,294	$1,038,194,215
BulletShares 2020 Corporate Bond ETF	423,591	-	7,804,039	(877,694)	-	1,783,678,421	1,791,028,357
BulletShares 2021 Corporate Bond ETF	605,281	-	20,254,295	(265,461)	-	1,599,924,613	1,620,518,728
BulletShares 2022 Corporate Bond ETF	918,936	301,372	30,312,048	-	-	1,337,455,162	1,368,987,518
BulletShares 2023 Corporate Bond ETF	398,019	-	27,385,790	-	-	796,374,757	824,158,566
BulletShares 2024 Corporate Bond ETF	187,621	-	23,417,086	(1,187,864)	-	553,281,131	575,697,974
BulletShares 2025 Corporate Bond ETF	187,771	-	15,799,837	(294,265)	-	295,867,347	311,560,690
BulletShares 2026 Corporate Bond ETF	125,766	-	7,192,234	-	-	125,360,898	132,678,898
BulletShares 2027 Corporate Bond ETF	17,262	-	4,752,700	-	-	67,639,748	72,409,710
BulletShares 2028 Corporate Bond ETF	23,287	-	2,549,775	-	-	33,910,157	36,483,219
BulletShares 2019 High Yield Corporate Bond ETF	-	-	1,642,320	(19,707,766)	-	822,834,186	804,768,740

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Post October Loss	Shares of Beneficial Interest	Total Net Assets
BulletShares 2020 High Yield Corporate Bond ETF	$ -	$ -	$ 1,699,817	$(23,834,472)	$ -	$1,179,998,554	$1,157,863,899
BulletShares 2021 High Yield Corporate Bond ETF	1,391,739	-	5,776,099	(10,904,693)	-	852,242,899	848,506,044
BulletShares 2022 High Yield Corporate Bond ETF	212,771	-	1,771,464	(5,251,635)	-	515,008,276	511,740,876
BulletShares 2023 High Yield Corporate Bond ETF	138,754	-	(34,760)	(1,730,428)	-	245,317,081	243,690,647
BulletShares 2024 High Yield Corporate Bond ETF	45,058	-	845,495	(497,173)	-	97,867,730	98,261,110
BulletShares 2025 High Yield Corporate Bond ETF	50,577	-	1,599,151	(426,382)	-	74,655,183	75,878,529
BulletShares 2026 High Yield Corporate Bond ETF	-	-	416,328	-	(925)	25,286,292	25,701,695
BulletShares 2021 USD Emerging Markets Debt ETF	-	-	229,375	-	(92)	9,983,670	10,212,953
BulletShares 2022 USD Emerging Markets Debt ETF	19,269	-	345,543	-	-	10,000,025	10,364,837
BulletShares 2023 USD Emerging Markets Debt ETF	21,987	-	444,055	-	-	10,000,025	10,466,067
BulletShares 2024 USD Emerging Markets Debt ETF	19,397	-	555,902	-	-	10,000,025	10,575,324
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The following table presents available capital loss carryforwards and expiration dates for each Fund as of August 31, 2019:
	No expiration
	Short-Term	Long-Term	Total*
BulletShares 2019 Corporate Bond ETF	$ 197,279	$ 256,533	$ 453,812
BulletShares 2020 Corporate Bond ETF	85,991	791,703	877,694
BulletShares 2021 Corporate Bond ETF	148,177	117,284	265,461
BulletShares 2022 Corporate Bond ETF	-	-	-
BulletShares 2023 Corporate Bond ETF	-	-	-
BulletShares 2024 Corporate Bond ETF	729,606	458,258	1,187,864
BulletShares 2025 Corporate Bond ETF	179,979	114,286	294,265
BulletShares 2026 Corporate Bond ETF	-	-	-
BulletShares 2027 Corporate Bond ETF	-	-	-
BulletShares 2028 Corporate Bond ETF	-	-	-
BulletShares 2019 High Yield Corporate Bond ETF	10,192,868	9,514,898	19,707,766
BulletShares 2020 High Yield Corporate Bond ETF	17,766,804	6,067,668	23,834,472
BulletShares 2021 High Yield Corporate Bond ETF	6,231,232	4,673,461	10,904,693
BulletShares 2022 High Yield Corporate Bond ETF	2,838,574	2,413,061	5,251,635
BulletShares 2023 High Yield Corporate Bond ETF	471,081	1,259,347	1,730,428
BulletShares 2024 High Yield Corporate Bond ETF	285,810	211,363	497,173
BulletShares 2025 High Yield Corporate Bond ETF	278,693	147,689	426,382
BulletShares 2026 High Yield Corporate Bond ETF	-	-	-
BulletShares 2021 USD Emerging Markets Debt ETF	-	-	-
BulletShares 2022 USD Emerging Markets Debt ETF	-	-	-

No expiration
	Short-Term	Long-Term	Total*
BulletShares 2023 USD Emerging Markets Debt ETF	$ -	$ -	$ -
BulletShares 2024 USD Emerging Markets Debt ETF	-	-	-

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 7—Investment Transactions
For the fiscal year ended August 31, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:
	Purchases	Sales
BulletShares 2019 Corporate Bond ETF	$ 23,597,444	$ 817,956,712
BulletShares 2020 Corporate Bond ETF	352,885,049	135,955,054
BulletShares 2021 Corporate Bond ETF	396,045,745	73,102,850
BulletShares 2022 Corporate Bond ETF	323,421,229	48,026,818
BulletShares 2023 Corporate Bond ETF	284,505,643	34,809,016
BulletShares 2024 Corporate Bond ETF	128,667,186	20,813,441
BulletShares 2025 Corporate Bond ETF	103,352,500	7,134,635
BulletShares 2026 Corporate Bond ETF	54,236,180	3,094,767
BulletShares 2027 Corporate Bond ETF	38,861,737	1,369,131
BulletShares 2028 Corporate Bond ETF	27,682,769	167,652
BulletShares 2019 High Yield Corporate Bond ETF	319,319,211	859,132,683
BulletShares 2020 High Yield Corporate Bond ETF	894,783,673	809,898,780
BulletShares 2021 High Yield Corporate Bond ETF	631,092,702	317,199,914
BulletShares 2022 High Yield Corporate Bond ETF	307,423,936	97,369,624
BulletShares 2023 High Yield Corporate Bond ETF	132,447,263	30,577,547
BulletShares 2024 High Yield Corporate Bond ETF	55,399,599	14,688,588
BulletShares 2025 High Yield Corporate Bond ETF	55,574,588	6,500,901
BulletShares 2026 High Yield Corporate Bond ETF	25,517,862	5,568,476
BulletShares 2021 USD Emerging Markets Debt ETF*	11,129,447	1,245,275
BulletShares 2022 USD Emerging Markets Debt ETF*	11,340,584	1,504,942
BulletShares 2023 USD Emerging Markets Debt ETF*	11,349,643	1,594,024
BulletShares 2024 USD Emerging Markets Debt ETF*	10,905,124	1,053,014

*	For the period October 2, 2018 (commencement of investment operations) through August 31, 2019.
For the fiscal year ended August 31, 2019, in-kind transactions associated with creations and redemptions were as follows:
	Cost of Securities Received	Value of Securities Delivered
BulletShares 2019 Corporate Bond ETF	$ 7,042,567	$34,919,078
BulletShares 2020 Corporate Bond ETF	252,105,669	8,649,012
BulletShares 2021 Corporate Bond ETF	261,607,765	-
BulletShares 2022 Corporate Bond ETF	218,364,570	-
BulletShares 2023 Corporate Bond ETF	156,300,839	3,082,800
BulletShares 2024 Corporate Bond ETF	131,849,303	6,289,315
BulletShares 2025 Corporate Bond ETF	84,362,350	6,026,145
BulletShares 2026 Corporate Bond ETF	17,660,656	-
BulletShares 2027 Corporate Bond ETF	3,028,175	-
BulletShares 2028 Corporate Bond ETF	-	-
BulletShares 2019 High Yield Corporate Bond ETF	27,152,627	94,532,800
BulletShares 2020 High Yield Corporate Bond ETF	74,864,032	69,657,659
BulletShares 2021 High Yield Corporate Bond ETF	54,588,793	4,592,803
BulletShares 2022 High Yield Corporate Bond ETF	49,757,893	-
BulletShares 2023 High Yield Corporate Bond ETF	25,423,905	2,534,105

	Cost of Securities Received	Value of Securities Delivered
BulletShares 2024 High Yield Corporate Bond ETF	$ 7,331,755	$ -
BulletShares 2025 High Yield Corporate Bond ETF	2,372,400	-
BulletShares 2026 High Yield Corporate Bond ETF	-	-
BulletShares 2021 USD Emerging Markets Debt ETF*	-	-
BulletShares 2022 USD Emerging Markets Debt ETF*	-	-
BulletShares 2023 USD Emerging Markets Debt ETF*	-	-
BulletShares 2024 USD Emerging Markets Debt ETF*	-	-

*	For the period October 2, 2018 (commencement of investment operations) through August 31, 2019.
Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.
At August 31, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BulletShares 2019 Corporate Bond ETF	$ 411,928	$ (255,182)	$ 156,746	$1,032,453,161
BulletShares 2020 Corporate Bond ETF	8,041,564	(237,525)	7,804,039	1,773,410,018
BulletShares 2021 Corporate Bond ETF	20,307,361	(53,066)	20,254,295	1,597,739,207
BulletShares 2022 Corporate Bond ETF	30,943,782	(631,734)	30,312,048	1,335,749,105
BulletShares 2023 Corporate Bond ETF	27,637,391	(251,601)	27,385,790	792,819,054
BulletShares 2024 Corporate Bond ETF	23,503,746	(86,660)	23,417,086	547,828,827
BulletShares 2025 Corporate Bond ETF	15,927,528	(127,691)	15,799,837	293,238,448
BulletShares 2026 Corporate Bond ETF	7,208,856	(16,622)	7,192,234	125,487,984
BulletShares 2027 Corporate Bond ETF	4,756,453	(3,753)	4,752,700	68,430,469
BulletShares 2028 Corporate Bond ETF	2,549,775	-	2,549,775	34,115,324
BulletShares 2019 High Yield Corporate Bond ETF	2,540,401	(898,081)	1,642,320	824,737,825
BulletShares 2020 High Yield Corporate Bond ETF	9,066,999	(7,367,182)	1,699,817	1,195,245,727
BulletShares 2021 High Yield Corporate Bond ETF	13,648,252	(7,872,153)	5,776,099	892,896,197
BulletShares 2022 High Yield Corporate Bond ETF	9,682,589	(7,911,125)	1,771,464	520,438,345
BulletShares 2023 High Yield Corporate Bond ETF	4,873,490	(4,908,250)	(34,760)	260,753,846
BulletShares 2024 High Yield Corporate Bond ETF	2,149,413	(1,303,918)	845,495	100,829,047
BulletShares 2025 High Yield Corporate Bond ETF	2,638,098	(1,038,947)	1,599,151	77,178,011
BulletShares 2026 High Yield Corporate Bond ETF	736,349	(320,021)	416,328	26,290,504
BulletShares 2021 USD Emerging Markets Debt ETF	229,375	-	229,375	9,873,207
BulletShares 2022 USD Emerging Markets Debt ETF	348,368	(2,825)	345,543	10,057,377
BulletShares 2023 USD Emerging Markets Debt ETF	450,657	(6,602)	444,055	10,107,984
BulletShares 2024 USD Emerging Markets Debt ETF	556,162	(260)	555,902	9,888,071
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, and paydowns, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2019, the reclassifications were as follows:
	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BulletShares 2019 Corporate Bond ETF	$ -	$ (97,660)	$ 97,660
BulletShares 2020 Corporate Bond ETF	-	(82,430)	82,430
BulletShares 2021 Corporate Bond ETF	(68,607)	68,607	-
BulletShares 2022 Corporate Bond ETF	-	-	-
BulletShares 2023 Corporate Bond ETF	(36,877)	(109,628)	146,505
BulletShares 2024 Corporate Bond ETF	-	(402,558)	402,558

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BulletShares 2025 Corporate Bond ETF	$ 2	$(241,753)	$ 241,751
BulletShares 2026 Corporate Bond ETF	(4,127)	4,127	-
BulletShares 2027 Corporate Bond ETF	7,861	(7,861)	-
BulletShares 2028 Corporate Bond ETF	183	(183)	-
BulletShares 2019 High Yield Corporate Bond ETF	639,910	(170,112)	(469,798)
BulletShares 2020 High Yield Corporate Bond ETF	697,146	(327,375)	(369,771)
BulletShares 2021 High Yield Corporate Bond ETF	(569,684)	430,045	139,639
BulletShares 2022 High Yield Corporate Bond ETF	-	-	-
BulletShares 2023 High Yield Corporate Bond ETF	(77,061)	13,885	63,176
BulletShares 2024 High Yield Corporate Bond ETF	(115,230)	115,230	-
BulletShares 2025 High Yield Corporate Bond ETF	205	(205)	-
BulletShares 2026 High Yield Corporate Bond ETF	6,089	(530)	(5,559)
BulletShares 2021 USD Emerging Markets Debt ETF	-	-	-
BulletShares 2022 USD Emerging Markets Debt ETF	2,458	(2,458)	-
BulletShares 2023 USD Emerging Markets Debt ETF	(1,771)	1,771	-
BulletShares 2024 USD Emerging Markets Debt ETF	5,834	(5,834)	-
NOTE 9—Trustees’ and Officer’s Fees
Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.
The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.
NOTE 10—Capital
Shares are issued and redeemed by the Funds only in Creation Units of 150,000 for BulletShares 2019 Corporate Bond ETF, BulletShares 2020 Corporate Bond ETF, BulletShares 2021 Corporate Bond ETF, BulletShares 2022 Corporate Bond ETF, BulletShares 2023 Corporate Bond ETF, BulletShares 2024 Corporate Bond ETF, BulletShares 2025 Corporate Bond ETF, BulletShares 2026 Corporate Bond ETF, BulletShares 2027 Corporate Bond ETF and BulletShares 2028 Corporate Bond ETF and 100,000 for BulletShares 2019 High Yield Corporate Bond ETF, BulletShares 2020 High Yield Corporate Bond ETF, BulletShares 2021 High Yield Corporate Bond ETF, BulletShares 2022 High Yield Corporate Bond ETF, BulletShares 2023 High Yield Corporate Bond ETF, BulletShares 2024 High Yield Corporate Bond ETF, BulletShares 2025 High Yield Corporate Bond ETF, BulletShares 2026 High Yield Corporate Bond ETF, BulletShares 2021 USD Emerging Markets Debt ETF, BulletShares 2022 USD Emerging Markets Debt ETF, BulletShares 2023 USD Emerging Markets Debt ETF, and BulletShares 2024 USD Emerging Markets Debt ETF. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally in exchange for the deposit or delivery of cash. However, the Funds also reserve the right to permit or require Creation Units to be issued in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”).
To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.
Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.
Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Invesco Exchange-Traded Self-Indexed Fund Trust and Shareholders of each of the twenty-two Funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (twenty-two of the funds constituting Invesco Exchange-Traded Self-Indexed Fund Trust, hereafter collectively referred to as the "Funds") as of August 31, 2019, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Predecessor Fund
Invesco BulletShares 2019 Corporate Bond ETF (1)	Guggenheim BulletShares 2019 Corporate Bond ETF
Invesco BulletShares 2020 Corporate Bond ETF (1)	Guggenheim BulletShares 2020 Corporate Bond ETF
Invesco BulletShares 2021 Corporate Bond ETF (1)	Guggenheim BulletShares 2021 Corporate Bond ETF
Invesco BulletShares 2022 Corporate Bond ETF (1)	Guggenheim BulletShares 2022 Corporate Bond ETF
Invesco BulletShares 2023 Corporate Bond ETF (1)	Guggenheim BulletShares 2023 Corporate Bond ETF
Invesco BulletShares 2024 Corporate Bond ETF (1)	Guggenheim BulletShares 2024 Corporate Bond ETF
Invesco BulletShares 2025 Corporate Bond ETF (1)	Guggenheim BulletShares 2025 Corporate Bond ETF
Invesco BulletShares 2026 Corporate Bond ETF (1)	Guggenheim BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF (2)	-
Invesco BulletShares 2028 Corporate Bond ETF (3)	-
Invesco BulletShares 2019 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Invesco BulletShares 2020 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Invesco BulletShares 2021 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF
Invesco BulletShares 2022 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF
Invesco BulletShares 2023 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF
Invesco BulletShares 2024 High Yield Corporate Bond ETF (1)	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF
Invesco BulletShares 2025 High Yield Corporate Bond ETF (2)	-
Invesco BulletShares 2026 High Yield Corporate Bond ETF (3)	-
Invesco BulletShares 2021 USD Emerging Markets Debt ETF (4)	-
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (4)	-
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (4)	-
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (4)	-
(1) Statement of operations for the year ended August 31, 2019 and statements of changes in net assets and the financial highlights for the year ended August 31, 2019, for the period June 1, 2018 through August 31, 2018 and for the year ended May 31, 2018
(2) Statement of operations for the year ended August 31, 2019 and statements of changes in net assets and the financial highlights for the year ended August 31, 2019, for the period June 1, 2018 through August 31, 2018 and for the period September 27, 2017 (commencement of investment operations) through May 31, 2018
(3) Statement of operations for the year ended August 31, 2019 and statements of changes in net assets and the financial highlights for the year ended August 31, 2019 and for the period August 7, 2018 (commencement of investment operations) through August 31, 2018
(4) Statements of operations and changes in net assets and the financial highlights for the period October 2, 2018 (commencement of investment operations) through August 31, 2019

Report of Independent Registered Public Accounting Firm—(continued)
The financial statements of the Predecessor Funds listed in the table above as of and for the year or period ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
October 25, 2019
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Calculating your ongoing Fund expenses
Example
As a shareholder of the below series of the Invesco Exchange-Traded Self-Indexed Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2019.
In addition to the fees and expenses which the Invesco BulletShares 2019 High Yield Corporate Bond ETF, Invesco BulletShares 2020 High Yield Corporate Bond ETF and Invesco BulletShares 2021 High Yield Corporate Bond ETF (collectively the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2019 Corporate Bond ETF (BSCJ)
Actual	$1,000.00	$ 1,013.00	0.09%	$0.46
Hypothetical (5% return before expenses)	1,000.00	1,024.75	0.09	0.46
Invesco BulletShares 2020 Corporate Bond ETF (BSCK)
Actual	1,000.00	1,021.40	0.10	0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2021 Corporate Bond ETF (BSCL)
Actual	$1,000.00	$1,031.70	0.10%	$0.51
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2022 Corporate Bond ETF (BSCM)
Actual	1,000.00	1,044.60	0.10	0.52
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
Actual	1,000.00	1,056.50	0.10	0.52
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
Actual	1,000.00	1,070.90	0.10	0.52
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2025 Corporate Bond ETF (BSCP)
Actual	1,000.00	1,082.70	0.10	0.52
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2026 Corporate Bond ETF (BSCQ)
Actual	1,000.00	1,099.60	0.10	0.53
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2027 Corporate Bond ETF (BSCR)
Actual	1,000.00	1,110.10	0.10	0.53
Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51
Invesco BulletShares 2028 Corporate Bond ETF (BSCS)
Actual	1,000.00	1,117.40	0.11	0.59
Hypothetical (5% return before expenses)	1,000.00	1,024.65	0.11	0.56
Invesco BulletShares 2019 High Yield Corporate Bond ETF (BSJJ)
Actual	1,000.00	1,016.90	0.42	2.14
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2020 High Yield Corporate Bond ETF (BSJK)
Actual	1,000.00	1,017.40	0.41	2.08
Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41	2.09
Invesco BulletShares 2021 High Yield Corporate Bond ETF (BSJL)
Actual	1,000.00	1,025.70	0.41	2.09
Hypothetical (5% return before expenses)	1,000.00	1,023.14	0.41	2.09
Invesco BulletShares 2022 High Yield Corporate Bond ETF (BSJM)
Actual	1,000.00	1,028.20	0.42	2.15
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
Actual	1,000.00	1,029.10	0.42	2.15
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Actual	1,000.00	1,048.00	0.42	2.17
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14
Invesco BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
Actual	1,000.00	1,055.20	0.42	2.18
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	2.14

Calculating your ongoing Fund expenses—(continued)
	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BulletShares 2026 High Yield Corporate Bond ETF (BSJQ)
Actual	$1,000.00	$ 1,058.00	0.43%	$2.23
Hypothetical (5% return before expenses)	1,000.00	1,023.04	0.43	2.19
Invesco BulletShares 2021 USD Emerging Markets Debt ETF (BSAE)
Actual	1,000.00	1,034.20	0.32	1.64
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32	1.63
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
Actual	1,000.00	1,045.60	0.32	1.65
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32	1.63
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)
Actual	1,000.00	1,054.50	0.32	1.66
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32	1.63
Invesco BulletShares 2024 USD Emerging Markets Debt ETF (BSDE)
Actual	1,000.00	1,064.80	0.32	1.67
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32	1.63

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2019:
	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends- Received Deduction*	U.S. Treasury Obligations*	Qualified Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco BulletShares 2019 Corporate Bond ETF	0%	0%	0%	2%	71%	$ -	$ -
Invesco BulletShares 2020 Corporate Bond ETF	0%	0%	0%	0%	82%	-	-
Invesco BulletShares 2021 Corporate Bond ETF	0%	0%	0%	0%	76%	28,220	40,857
Invesco BulletShares 2022 Corporate Bond ETF	0%	0%	0%	0%	80%	-	-
Invesco BulletShares 2023 Corporate Bond ETF	0%	0%	0%	0%	81%	26,797	-
Invesco BulletShares 2024 Corporate Bond ETF	0%	0%	0%	0%	83%	-	-
Invesco BulletShares 2025 Corporate Bond ETF	0%	0%	0%	0%	88%	-	-
Invesco BulletShares 2026 Corporate Bond ETF	0%	0%	0%	0%	80%	2,700	4,545
Invesco BulletShares 2027 Corporate Bond ETF	0%	0%	0%	0%	84%	3,694	4,167
Invesco BulletShares 2028 Corporate Bond ETF	0%	0%	1%	0%	79%	-	-
Invesco BulletShares 2019 High Yield Corporate Bond ETF	0%	0%	0%	8%	90%	-	-
Invesco BulletShares 2020 High Yield Corporate Bond ETF	0%	0%	0%	0%	86%	-	-
Invesco BulletShares 2021 High Yield Corporate Bond ETF	0%	0%	1%	0%	82%	78,391	-
Invesco BulletShares 2022 High Yield Corporate Bond ETF	0%	0%	0%	0%	79%	-	-
Invesco BulletShares 2023 High Yield Corporate Bond ETF	0%	0%	0%	0%	76%	42,007	35,109
Invesco BulletShares 2024 High Yield Corporate Bond ETF	0%	0%	0%	0%	79%	53,430	61,815
Invesco BulletShares 2025 High Yield Corporate Bond ETF	0%	0%	0%	0%	74%	-	-
Invesco BulletShares 2026 High Yield Corporate Bond ETF	0%	0%	0%	0%	78%	-	-
Invesco BulletShares 2021 USD Emerging Markets Debt ETF	0%	0%	0%	0%	0%	-	-
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	0%	0%	0%	0%	5%	-	-
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	0%	0%	0%	0%	0%	-	-
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	0%	0%	0%	0%	13%	-	-
* The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Invesco Exchange-Traded Self-Indexed Fund Trust was held on August 19, 2019. The Meeting was held for the following purpose:

(1).	To elect ten (10) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter was as follows:

Matter		Votes For	Votes Withheld
(1).	Ronn R. Bagge	510,109,837.59	11,855,291.56
	Todd J. Barre	510,881,129.72	11,083,999.43
	Kevin M. Carome	508,360,485.89	13,604,643.26
	Edmund P. Giambastiani, Jr.	508,036,588.75	13,928,540.40
	Victoria J. Herget	510,657,430.60	11,307,698.55
	Marc M. Kole	510,042,704.78	11,922,424.37
	Yung Bong Lim	510,687,623.73	11,277,505.42
	Joanne Pace	508,487,165.73	13,477,963.42
	Gary R. Wicker	508,529,623.38	13,435,505.77
	Donald H. Wilson	507,835,558.89	14,129,570.26

231

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2019

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2016	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	246	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017–Present)

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	246	None

Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	President of Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Trustee, MITRE Corporation (federally-funded research development) (2008-Present); Director of THL Credit, Inc. (alternative credit investment manager) (2016-Present); Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member Lawrence Livermore National Laboratory	246	Formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Director of Mercury Defense Systems Inc. (information technology) (2011-2013); Independent Director, QinetiQ Group

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

232

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
			(2013-Present); formerly, Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).		Plc (defense technology and security) (2008- 2011); Chairman, Alenia North America, Inc. (military and defense products) (2008-2009); Director, SRA International, Inc. (information technology and services) (2008- 2011).

Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms).	246	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018) of United Educators Insurance Company; Independent Director of the First American

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

233

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (2006-2009); and Trustee, Chicago City Day School (1994-2005).

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee and Trustee since 2016	Senior Director of Finance, By The Hand Club for Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	246	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

234

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee and Trustee since 2016	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	246	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director of Beacon Power Services, Corp. (2019-Present).

Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and CCO, FrontPoint Partners, LLC (alternative investments) (2005-2006); held the following positions at Credit Suisse (investment banking), Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley, Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999).	246	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Board Member, 100 Women in Finance (2015-Present); Advisory Council Member of Morgan Stanley Children’s Hospital (2012- Present); formerly, Trustee, certain funds in the

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

235

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
					Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director, (2007-2010) and Investment Committee Chair (2008-2010) Morgan Stanley Foundation.

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2016	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	246	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

236

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman and Trustee since 2016	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016- 2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	246	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

237

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2015	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary (2012-Present), Invesco Services (Bahamas) Private Limited; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	246	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

238

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2016	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

239

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2015	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2016	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2016	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC (2013-2019); Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

240

Approval of Investment Advisory Contracts

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 16 series (each, a “Fund” and together, the “Funds”):

Invesco BulletShares 2019 Corporate Bond ETF

Invesco BulletShares 2020 Corporate Bond ETF

Invesco BulletShares 2021 Corporate Bond ETF

Invesco BulletShares 2022 Corporate Bond ETF

Invesco BulletShares 2023 Corporate Bond ETF

Invesco BulletShares 2024 Corporate Bond ETF

Invesco BulletShares 2025 Corporate Bond ETF

Invesco BulletShares 2026 Corporate Bond ETF

Invesco BulletShares 2027 Corporate Bond ETF

Invesco BulletShares 2019 High Yield Corporate Bond ETF

Invesco BulletShares 2020 High Yield Corporate Bond ETF

Invesco BulletShares 2021 High Yield Corporate Bond ETF

Invesco BulletShares 2022 High Yield Corporate Bond ETF

Invesco BulletShares 2023 High Yield Corporate Bond ETF

Invesco BulletShares 2024 High Yield Corporate Bond ETF

Invesco BulletShares 2025 High Yield Corporate Bond ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that the Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its own distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●

0.10% of the Fund’s average daily net assets for each of Invesco BulletShares 2019 Corporate Bond ETF, Invesco BulletShares 2020 Corporate Bond ETF, Invesco BulletShares 2021 Corporate Bond ETF, Invesco BulletShares 2022 Corporate Bond ETF, Invesco BulletShares 2023 Corporate Bond ETF, Invesco BulletShares 2024 Corporate Bond ETF, Invesco BulletShares 2025 Corporate Bond ETF, Invesco BulletShares 2026 Corporate Bond ETF and Invesco BulletShares 2027 Corporate Bond ETF; and

241

Approval of Investment Advisory Contracts (continued)

●

0.42% of the Fund’s average daily net assets for Invesco BulletShares 2019 High Yield Corporate Bond ETF, Invesco BulletShares 2020 High Yield Corporate Bond ETF, Invesco BulletShares 2021 High Yield Corporate Bond ETF, Invesco BulletShares 2022 High Yield Corporate Bond ETF, Invesco BulletShares 2023 High Yield Corporate Bond ETF, Invesco BulletShares 2024 High Yield Corporate Bond ETF, Invesco BulletShares 2025 High Yield Corporate Bond ETF.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco BulletShares 2019 Corporate Bond ETF	X	X	X
Invesco BulletShares 2020 Corporate Bond ETF	X	X	X
Invesco BulletShares 2021 Corporate Bond ETF	X	X	X
Invesco BulletShares 2022 Corporate Bond ETF	X		X
Invesco BulletShares 2023 Corporate Bond ETF	X		X
Invesco BulletShares 2024 Corporate Bond ETF	X		X
Invesco BulletShares 2025 Corporate Bond ETF	X		X
Invesco BulletShares 2026 Corporate Bond ETF	X		X
Invesco BulletShares 2027 Corporate Bond ETF	X		X
Invesco BulletShares 2019 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2020 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2021 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2022 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2023 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2024 High Yield Corporate Bond ETF		X	X
Invesco BulletShares 2025 High Yield Corporate Bond ETF		X	X

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser, including the licensing fees payable by the Adviser to Invesco Indexing LLC. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements. The Trustees considered that an affiliate of the Adviser, Invesco Indexing LLC, serves as the index provider for each Fund and is paid a licensing fee.

242

Approval of Investment Advisory Contracts (continued)

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

243

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SIFT-AR-1	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2019.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2019	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2018
Audit Fees	$624,570	$447,220
Audit-Related Fees	$0	$0
Tax Fees(1)	$512,831	$72,700
All Other Fees	$0	$0
Total Fees	$1,137,401	$519,920

(1)	Tax Fees for the fiscal year ended August 31, 2019 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences. Tax Fees for the fiscal year ended August 31, 2018 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$690,000	$662,000

(1)	Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:   June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $3,213,000 for the fiscal year ended August 31, 2019 and $2,211,000 for the fiscal year ended August 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $4,415,831 for the fiscal year ended August 31, 2019 and $2,946,000 for the fiscal year ended August 31, 2018.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $34 million and non-audit services of approximately $19 million for the fiscal year ended 2019. The Audit Committee considered this information in evaluating PwC’s independence.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matters for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that a PwC Manager and two PwC Partners each held financial interests either directly or, in the case of the two PwC Partners, indirectly through their respective spouse’s equivalent brokerage account or spouse’s employee benefit plan, respectively, in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. With respect to the one PwC Partner, the financial interest was disposed of July 8, 2019. PwC noted, among other things, that during the time of its audit, or with respect to the one PwC Partner, until after it was disposed of, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Registrant, the services provided by the PwC Manager were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates, or in the case of the two PwC Partners, the individuals either did not provide any audit services or did not provide services of any kind to the Registrant or its affiliates and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Self-Indexed Fund Trust

By:	/s/ Daniel E. Draper
Name: Daniel E. Draper
Title: President

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper
Name: Daniel E. Draper
Title: President

Date: November 7, 2019

By:	/s/ Kelli Gallegos
Name: Kelli Gallegos
Title: Treasurer

Date: November 7, 2019